================================================================================

                                                              File Nos. 2-86008
                                                                       811-3828

                    U.S. SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                               -----------------

                                   FORM N-1A

                               -----------------

       REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933              [X]

          Pre-Effective Amendment No. __                                    [ ]


          Post-Effective Amendment No. 43                                   [X]


       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940      [X]


          Amendment No. 42                                                  [X]


                               -----------------

                     SELIGMAN MUNICIPAL FUND SERIES, INC.
              (Exact name of registrant as specified in charter)

                               -----------------

                   100 PARK AVENUE, NEW YORK, NEW YORK 10017
                   (Address of principal executive offices)

                Registrant's Telephone Number: 212-850-1864 or
                            Toll-Free: 800-221-2450

                         LAWRENCE P. VOGEL, Treasurer
                                100 Park Avenue
                           New York, New York 10017
                    (Name and address of agent for service)

                               -----------------

 It is proposed that this filing will become effective (check the appropriate box).


[X] immediately upon filing pursuant to   [ ] on (date) pursuant to
    paragraph (b)                             paragraph (a)(1)

[ ] on (date) pursuant to paragraph (b)   [ ] 60 days after filing pursuant
                                              to paragraph (a)(1)

[ ] 75 days after filing pursuant to      [ ] on (date) pursuant to paragraph
    paragraph (a)(2)                          (a)(2) of Rule 485.


If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

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                                                                     PROSPECTUS

                                                               February 1, 2006

Seligman
Municipal Funds

          Seeking Income Exempt from Regular Income Tax


.. Seligman Municipal Fund Series, Inc.

.. Seligman Municipal Series Trust

.. Seligman New Jersey Municipal Fund, Inc.

.. Seligman Pennsylvania Municipal Fund Series
The Securities and Exchange Commission has neither approved nor disapproved these Funds, and it has not determined this Prospectus to be accurate or adequate. Any representation to the contrary is a criminal offense.


An investment in these Funds or any other fund cannot provide a complete investment program. The suitability of an investment in a Fund should be evaluated based on the investment objective, strategies and risks described in this Prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals, and time horizons. We recommend that you consult an authorized dealer or your financial advisor to determine if one or more of these Funds is suitable for you.



MUNI-1  2/2006

                                  managed by

                                  [LOGO] J&WS
                            J. & W. SELIGMAN & CO.
                                 INCORPORATED
                               ESTABLISHED 1864

Table of Contents

THE FUNDS
A discussion of the investment objectives, strategies, risks, performance and expenses of the
Funds.
      Overview of the Funds..................................................................   1
      National Fund..........................................................................   4
      California High-Yield Fund.............................................................   7
      California Quality Fund................................................................  10
      Colorado Fund..........................................................................  13
      Florida Fund...........................................................................  16
      Georgia Fund...........................................................................  19
      Louisiana Fund.........................................................................  22
      Maryland Fund..........................................................................  25
      Massachusetts Fund.....................................................................  28
      Michigan Fund..........................................................................  31
      Minnesota Fund.........................................................................  34
      Missouri Fund..........................................................................  37
      New Jersey Fund........................................................................  40
      New York Fund..........................................................................  43
      North Carolina Fund....................................................................  46
      Ohio Fund..............................................................................  49
      Oregon Fund............................................................................  52
      Pennsylvania Fund......................................................................  55
      South Carolina Fund....................................................................  58
      Management of the Funds................................................................  61
SHAREHOLDER INFORMATION
      Deciding Which Class of Shares to Buy..................................................  66
      Pricing of Fund Shares.................................................................  70
      Opening Your Account...................................................................  71
      How to Buy Additional Shares...........................................................  72
      How to Exchange Shares Among the Seligman Mutual Funds.................................  72
      How to Sell Shares.....................................................................  73
      Important Policies That May Affect Your Account........................................  74
      Frequent Trading of Fund Shares........................................................  75
      Dividends and Capital Gain Distributions...............................................  76
      Taxes..................................................................................  77
FINANCIAL HIGHLIGHTS.........................................................................  78
HOW TO CONTACT US............................................................................ 107
FOR MORE INFORMATION.................................................................. back cover

The Funds

Overview of the Funds


This Prospectus contains information about four separate series that together offer 19 investment options (each, a "Fund", collectively, the "Funds"):


Seligman Municipal Fund Series, Inc. offers the following 13 Funds:

NATIONAL FUND              MINNESOTA FUND
COLORADO FUND              MISSOURI FUND
GEORGIA FUND               NEW YORK FUND
LOUISIANA FUND             OHIO FUND
MARYLAND FUND              OREGON FUND
MASSACHUSETTS FUND         SOUTH CAROLINA FUND
MICHIGAN FUND

Seligman Municipal Series Trust offers the following four Funds:

CALIFORNIA HIGH-YIELD FUND FLORIDA FUND
CALIFORNIA QUALITY FUND    NORTH CAROLINA FUND

Seligman New Jersey Municipal Fund, Inc. (NEW JERSEY FUND)

Seligman Pennsylvania Municipal Fund Series (PENNSYLVANIA FUND)

INVESTMENT OBJECTIVES

Each Fund has its own investment objective. You should read the discussion of a particular Fund, in addition to the information below, before making an investment decision about that Fund.


The Funds seek to provide income exempt from regular federal income taxes and, as applicable, regular state and local personal income taxes.


The Funds are managed for total return, which means, in addition to income considerations, the Funds (except the Pennsylvania Fund) look to enhance portfolio returns by pursuing opportunities for capital appreciation. The Pennsylvania Fund does not pursue capital appreciation as one of its objectives. At all times, safety of principal is a primary concern of all of the Funds. However, there is no guarantee that the Funds will achieve their objectives.

PRINCIPAL INVESTMENT STRATEGIES

Each Fund also has its own investment strategies and risks.

Each Fund normally invests at least 80% of its net assets in municipal securities that pay interest that is exempt from regular federal income taxes and (except the National Fund) regular personal income taxes in its respective state. This principal investment strategy is fundamental and may be changed only with shareholder approval. Income may be subject to the federal alternative minimum tax and, where applicable, state alternative minimum tax. Capital gain distributions are subject to federal, state and local taxes.


  ALTERNATIVE MINIMUM TAX ("AMT"):

  A tax imposed on certain types of income to ensure that all taxpayers pay at least a minimum amount of taxes.


Municipal securities are issued by state and local governments, their agencies and authorities, as well as territories and possessions of the United States, and the District of Columbia. Municipal securities are issued to obtain funds to finance various public or private projects, to meet general expenses, and to refinance outstanding debt.

The Funds use a top-down method of selecting securities to purchase. This means the investment manager analyzes the current interest rate environment and trends in the municipal market to formulate investment strategies before selecting individual securities for each Fund. The investment manager determines the appropriate cash positions, quality parameters, market sectors, and bond duration, and then uses in-depth credit analysis to evaluate individual securities considered for purchase.

Portfolio holdings are continually monitored to identify securities which should be sold as a result of a deterioration in credit quality. A Fund may also sell a security when there is a better investment opportunity available in the market.


The Funds (except the California High-Yield Fund) will purchase only investment-grade municipal securities, defined as those issues rated in the four highest rating categories by independent rating agencies at the time of purchase by a Fund. The Funds may also purchase non-rated securities if, based on credit analysis, the investment manager believes that they are of comparable quality to investment-grade securities.


Under normal market conditions, the Funds will invest in longer maturity bonds (typically, bonds with maturities in excess of ten years). However, a Fund may shorten or lengthen maturities to achieve its objective.


A Fund may, from time to time, take temporary defensive positions that are inconsistent with its principal strategies in seeking to minimize extreme volatility caused by adverse market, economic, or other conditions. This could prevent that Fund from achieving its investment objective.



A Fund's investment objective may be changed only with shareholder approval. Except as otherwise noted, the principal investment strategies may be changed without shareholder approval. Any changes to these strategies, however, must be approved by that Fund's Board of Directors/Trustees. Shareholders will be provided with at least 60 days prior written notice of any change to the "80%" investment policy described in the second paragraph under "Principal Investment Strategies."


PRINCIPAL RISKS

Below is a description of investment risks that apply to the Funds. More specific risks that apply to individual Funds are included in the individual Fund descriptions in the pages that follow.


The value of your investment in a Fund will change with fluctuations in the value of individual securities held by that Fund. You may experience a decline in the value of your investment and you could lose money if you sell your shares at a price lower than you paid for them.


The principal factors that may affect the value of a Fund's portfolio are changes in interest rates and the creditworthiness of a Fund's portfolio holdings, as described below:

Interest rate risk. Changes in market interest rates will affect the value of securities held by a Fund's investment portfolio. Generally, the market value of a municipal bond moves in the opposite direction of interest rates: the market value decreases when interest rates rise and increases when interest rates decline. A Fund's net asset value per share moves in the same direction as the market value of the Fund's securities holdings. Therefore, if interest rates rise, you should expect a Fund's net asset value per share to fall, and if interest rates decline, you should expect a Fund's net asset value to rise.

Additionally, longer maturity bonds, like those held by the Funds, are generally more sensitive to changes in interest rates. Each Fund's strategy of investing in longer maturity bonds could subject its portfolio holdings to a greater degree of market price volatility.

In a declining interest rate environment, portfolio holdings that are close to maturity or are subject to call by the issuer may be disadvantageous to a Fund. Proceeds of matured or called bonds may be reinvested at lower yields, which could affect the level of income a Fund generates.


Credit risk. A municipal bond issue could deteriorate in quality to such an extent that its rating is downgraded or its market value declines relative to comparable municipal securities. Many states and municipalities periodically face budget shortfalls and other problems as a result of economic downturns. The failure to address these problems in a satisfactory manner could affect a state's or municipality's credit quality and result in downgrading or a decline in a security's market value. Credit risk also includes the risk that an issuer of a municipal bond would be unable to make or timely make interest and principal payments. Further, revenue bonds held by a Fund may be downgraded or may default on payment if revenues from their underlying facilities decline. If a Fund holds securities that have been downgraded, or that default on payment, its performance could be negatively affected.

The investment manager seeks to minimize the credit risk inherent in municipal securities by performing its own in-depth credit analysis on every municipal security before purchase and by continuing to monitor all securities while they remain in each Fund's portfolio. Each Fund may purchase municipal bonds that are insured as to the payment of principal and interest. However, the Funds view insurance as an enhancement of quality, not as a substitute for it. A Fund will not purchase a bond unless the investment manager approves the underlying credit.

The Funds are also subject to the following risks:

Concentration risk. Each Fund (except the National Fund) invests in municipal securities issued by a single state and its municipalities. Specific events or factors affecting a particular state may have an impact on the municipal securities of that state without affecting the municipal market in general. These factors may include state or local legislation or policy changes, economic factors, natural disasters and the possibility of credit problems. The Funds seek to minimize this risk by diversifying investments within the state. In addition, each Fund is subject to certain investment restrictions limiting the amount of its assets that can be invested in the securities of a single issuer.

Market risk. At times, market conditions could result in a lack of liquidity. The municipal market is an over-the-counter market, which means that the Funds purchase and sell portfolio holdings through municipal bond dealers. A Fund's ability to sell securities held in its portfolio is dependent on the willingness and ability of market participants to provide bids that reflect current market levels. Adverse market conditions could result in a lack of liquidity by reducing the number of ready buyers. Lower-rated securities may be less liquid than higher-rated securities. Further, if certain securities or market sectors represented in a Fund's portfolio do not perform as expected, that Fund's net asset value may decline.

An investment in any of the Funds is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


WEBSITE REFERENCES



The references in this Prospectus to the investment manager's website or any other website are inactive textual references and information contained in or otherwise accessible through these websites do not form a part of this Prospectus.


PORTFOLIO HOLDINGS


A description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio securities is available in the applicable Fund's Statement of Additional Information.


PAST PERFORMANCE

Each Fund offers three Classes of shares. The performance information presented for each Fund provides some indication of the risks of investing in that Fund by showing how the performance of Class A shares has varied year to year, as well as how the performance of each Class compares to the Lehman Brothers Municipal Bond Index, a widely-used measure of municipal bond performance. Although each Fund's fiscal year ends on September 30, the performance information is provided on a calendar year basis to assist you in comparing the returns of the Funds with the returns of other mutual funds. How a Fund has performed in the past, before and after taxes, however, is not necessarily an indication of how the Fund will perform in the future. Total returns will vary among each Fund's Classes due to their different fees and expenses.

FEES AND EXPENSES

The fees and expenses table provided for each Fund summarizes the fees and expenses that you may pay as a shareholder of a Fund. Each Class of shares has its own sales charge schedule and is subject to different ongoing fees. Shareholder fees are charged directly to your account. Annual fund operating expenses are deducted from a Fund's assets and are therefore paid indirectly by you and other Fund shareholders.

Accompanying each Fund's fee and expense table is an example intended to help you compare the expenses of investing in that Fund with the expenses of investing in other mutual funds.



DISCUSSIONS OF EACH FUND BEGIN ON PAGE 4.

National Fund
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INVESTMENT OBJECTIVE

The National Fund seeks to maximize income exempt from regular federal income taxes to the extent consistent with preservation of capital and with consideration given to opportunities for capital gain.

PRINCIPAL INVESTMENT STRATEGIES

The National Fund uses the following investment strategies to pursue its investment objective:

The National Fund invests at least 80% of its net assets in municipal securities of states, territories, and possessions of the United States, the District of Columbia, and their political subdivisions, agencies, and instrumentalities that are rated investment-grade when purchased.

The Fund generally invests in long-term municipal bonds. The Fund favors investing in revenue bonds, which pay interest and principal from revenues derived from a particular facility or class of facilities. Revenue bonds generally offer a higher yield than general obligation bonds, the payment on which is secured by the general taxing power of the issuer.


In abnormal market conditions, the Fund may temporarily invest more than 20% of its net assets in taxable investment-grade fixed-income securities. Under these circumstances, the Fund may not achieve its investment objective.


SPECIFIC RISKS




In addition to the principal risks stated on pages 2 and 3 of this Prospectus, the National Fund's performance may also be affected by legislation or policy changes, economic factors, natural disasters, terrorist attacks or other factors.


PAST PERFORMANCE

The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be lower. The average annual total returns presented in the table below the chart do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested. Past performance, before and after taxes, is not indicative of future investment results.


After-tax returns presented in the table are for Class A shares only. After-tax returns for Class C and Class D shares will vary due to differing fees and expenses. After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes on distributions and sale of Fund shares may be greater than other returns presented for the same periods due to tax benefits from losses realized on the sale of Fund shares.

National Fund
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CLASS A ANNUAL TOTAL RETURNS - CALENDAR YEARS

                                    [CHART]

1996    1997   1998    1999    2000   2001   2002   2003    2004     2005
----    ----   ----    ----    ----   ----   ----   -----   ----     ----
3.33%  10.38%  5.66%  -5.24%  12.33%  3.53%  6.65%  5.04%   3.36%    3.04%



         Best calendar quarter return: 4.69% - quarter ended 12/31/00.



        Worst calendar quarter return: -2.26% - quarter ended 12/31/99.



AVERAGE ANNUAL TOTAL RETURNS - PERIODS ENDED 12/31/05



                                                                                 CLASS C
                                                                                  SINCE
                                                             ONE    FIVE   TEN  INCEPTION
                                                             YEAR   YEARS YEARS  5/27/99
-------------------------------------------------------------------------------------------
CLASS A
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Return before taxes                                         (1.89)% 3.31% 4.21%      n/a
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Return after taxes on distributions                         (1.89)  3.31  4.21       n/a
-------------------------------------------------------------------------------------------
Return after taxes on distributions and sale of Fund shares  0.21   3.46  4.26       n/a
-------------------------------------------------------------------------------------------
CLASS C                                                      0.12   3.17   n/a    3.11%
-------------------------------------------------------------------------------------------
CLASS D                                                      1.13   3.38  3.77       n/a
-------------------------------------------------------------------------------------------
LEHMAN BROTHERS MUNICIPAL BOND INDEX                         3.52   3.59  5.71    5.55/(1)/
-------------------------------------------------------------------------------------------

-------------
The Lehman Brothers Municipal Bond Index ("Lehman Index") is an unmanaged index that does not reflect any fees, sales charges or taxes and assumes the reinvestment of all distributions. The Lehman Index does not reflect state-specific bond market performance.
(1)From 5/28/99.

National Fund
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FEES AND EXPENSES


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)                            CLASS A    CLASS C CLASS D
----------------------------------------------------------------------------------------------------------------
Total Maximum Sales Charge (Load)                                                     4.75%          2%      1%
----------------------------------------------------------------------------------------------------------------
  Maximum Sales Charge (Load) on Purchases (as a % of offering price)                 4.75%/(1)/     1%   none
----------------------------------------------------------------------------------------------------------------
  Maximum Contingent Deferred Sales Charge (Load) (CDSC) on Redemptions
  (as a % of original purchase price or current net asset value, whichever is less)   none/(1)/      1%      1%
----------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(as a percentage of average net assets)
----------------------------------------------------------------------------------------------------------------
Management Fees                                                                       0.50%       0.50%   0.50%
----------------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees                                              0.10%       1.00%   1.00%
----------------------------------------------------------------------------------------------------------------
Other Expenses                                                                        0.34%       0.34%   0.34%
----------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                  0.94%       1.84%   1.84%
----------------------------------------------------------------------------------------------------------------

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(1)If you buy Class A shares for $1,000,000 or more you will not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                  1 YEAR       3 YEARS       5 YEARS       10 YEARS
                    ---------------------------------------------------------------------
                    Class A        $566         $760         $  970         $1,575
                    ---------------------------------------------------------------------
                    Class C         384          673          1,086          2,237
                    ---------------------------------------------------------------------
                    Class D         287          579            995          2,159
                    ---------------------------------------------------------------------

                    If you did not sell your shares at the end of each period, your costs would be:
                                  1 YEAR       3 YEARS       5 YEARS       10 YEARS
                    ---------------------------------------------------------------------
                    Class A        $566         $760         $  970         $1,575
                    ---------------------------------------------------------------------
                    Class C         285          673          1,086          2,237
                    ---------------------------------------------------------------------
                    Class D         187          579            995          2,159
                    ---------------------------------------------------------------------

California High-Yield Fund
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INVESTMENT OBJECTIVE

The California High-Yield Fund seeks the maximum income exempt from regular federal income taxes and from the personal income taxes of California consistent with preservation of capital and with consideration given to capital gain.

PRINCIPAL INVESTMENT STRATEGIES

The California High-Yield Fund uses the following investment strategies to pursue its investment objective:

The California High-Yield Fund invests at least 80% of its net assets in California municipal securities that are within any rating category, including securities rated below investment-grade or securities that are not rated.

In selecting securities to purchase, the investment manager may consider the current market conditions, the availability of lower-rated securities, and whether lower-rated securities offer yields high enough relative to yields on investment-grade securities to justify their higher risk.

The Fund generally invests in long-term municipal bonds. The Fund favors investing in revenue bonds, which pay interest and principal from revenues derived from a particular facility or class of facilities. Revenue bonds generally offer a higher yield than general obligation bonds, the payment on which is secured by the general taxing power of the issuer.


In abnormal market conditions, the Fund may temporarily invest more than 20% of its assets in taxable investment-grade fixed-income securities. Under these circumstances, the Fund may not achieve its investment objective.


SPECIFIC RISKS

In addition to the principal risks stated on pages 2 and 3 of this Prospectus, the California High-Yield Fund is subject to the following risks:


.. Because the Fund invests primarily in the securities of California issuers, its performance may be affected by local, state, and regional factors including, but not limited to, state or local legislation or policy changes, economic factors, natural disasters, terrorist attacks and the possibility of credit problems, such as those resulting from the deregulation of electricity markets in 2001 and the 1994 bankruptcy of Orange County.



.. Because the Fund may invest in non-investment-grade bonds, it is subject to greater risk of loss of principal and interest than funds that invest in higher-rated investment-grade bonds. The Fund may pay higher yields than funds that invest in investment-grade bonds, but at the same time, may experience greater volatility.


PAST PERFORMANCE


The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be lower. Seligman has periodically waived its management fee and reimbursed expenses in respect of the Fund. Currently, Seligman, at its discretion, is waiving a portion of its management fee so as to limit the per annum management fee of the California High-Yield Fund to 0.40% per annum of the Fund's average daily net assets. Seligman may discontinue its fee waiver at any time. Absent such reimbursements and fee waivers, returns would have been lower. The average annual total returns presented in the table below the chart do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested. Past performance, before and after taxes, is not indicative of future investment results.



After-tax returns presented in the table are for Class A shares only. After-tax returns for Class C and Class D shares will vary due to differing fees and expenses. After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes on distributions and sale of Fund shares may be greater than other returns presented for the same periods due to tax benefits from losses realized on the sale of Fund shares.

California High-Yield Fund
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CLASS A ANNUAL TOTAL RETURNS - CALENDAR YEARS

                                    [CHART]

1996   1997    1998   1999    2000     2001   2002   2003    2004     2005
-----  -----  -----  ------  ------   -----   -----  -----   ----     ----
5.52%  8.72%  6.18%  -5.26%  14.40%   4.60%   7.02%  4.63%   4.90%    3.94%



         Best calendar quarter return: 4.73% - quarter ended 3/31/00.



        Worst calendar quarter return: -2.34% - quarter ended 12/31/99.



AVERAGE ANNUAL TOTAL RETURNS - PERIODS ENDED 12/31/05



                                                                                 CLASS C
                                                                                  SINCE
                                                             ONE    FIVE   TEN  INCEPTION
                                                             YEAR   YEARS YEARS  5/27/99
-------------------------------------------------------------------------------------------
CLASS A
-------------------------------------------------------------------------------------------
Return before taxes                                         (1.01)% 4.01% 4.84%      n/a
-------------------------------------------------------------------------------------------
Return after taxes on distributions                         (1.00)  3.93  4.72       n/a
-------------------------------------------------------------------------------------------
Return after taxes on distributions and sale of Fund shares  0.72   4.02  4.76       n/a
-------------------------------------------------------------------------------------------
CLASS C                                                      1.09   3.88   n/a    3.88%
-------------------------------------------------------------------------------------------
CLASS D                                                      2.17   4.10  4.41       n/a
-------------------------------------------------------------------------------------------
LEHMAN BROTHERS MUNICIPAL BOND INDEX                         3.52   3.59  5.71    5.55/(1)/
-------------------------------------------------------------------------------------------

-------------
The Lehman Brothers Municipal Bond Index ("Lehman Index") is an unmanaged index that does not reflect any fees, sales charges or taxes and assumes the reinvestment of all distributions. The Lehman Index does not reflect state-specific bond market performance.
(1)From 5/28/99.

California High-Yield Fund
--------------------------------------------------------------------------------

FEES AND EXPENSES


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)                            CLASS A    CLASS C CLASS D
----------------------------------------------------------------------------------------------------------------
Total Maximum Sales Charge (Load)                                                     4.75%          2%      1%
----------------------------------------------------------------------------------------------------------------
  Maximum Sales Charge (Load) on Purchases (as a % of offering price)                 4.75%/(1)/     1%   none
----------------------------------------------------------------------------------------------------------------
  Maximum Contingent Deferred Sales Charge (Load) (CDSC) on Redemptions
  (as a % of original purchase price or current net asset value, whichever is less)   none/(1)/      1%      1%
----------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(as a percentage of average net assets)
----------------------------------------------------------------------------------------------------------------
Management Fees/(2)/                                                                  0.50%       0.50%   0.50%
----------------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees                                              0.10%       1.00%   1.00%
----------------------------------------------------------------------------------------------------------------
Other Expenses                                                                        0.42%       0.42%   0.42%
----------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                  1.02%       1.92%   1.92%
----------------------------------------------------------------------------------------------------------------

-------------
(1)If you buy Class A shares for $1,000,000 or more you will not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.

(2)Seligman, at its discretion, is waiving a portion of its management fee to limit the per annum management fee of the California High-Yield Fund to 0.40% per annum. Seligman may discontinue its fee waiver at any time. Such fee waiver is not reflected above.


EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                  1 YEAR       3 YEARS       5 YEARS       10 YEARS
                    ---------------------------------------------------------------------
                    Class A        $574         $784         $1,011         $1,664
                    ---------------------------------------------------------------------
                    Class C         392          697          1,126          2,321
                    ---------------------------------------------------------------------
                    Class D         295          603          1,037          2,243
                    ---------------------------------------------------------------------

                    If you did not sell your shares at the end of each period, your costs would be:
                                  1 YEAR       3 YEARS       5 YEARS       10 YEARS
                    ---------------------------------------------------------------------
                    Class A        $574         $784         $1,011         $1,664
                    ---------------------------------------------------------------------
                    Class C         293          697          1,126          2,321
                    ---------------------------------------------------------------------
                    Class D         195          603          1,037          2,243
                    ---------------------------------------------------------------------

California Quality Fund
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The California Quality Fund seeks high income exempt from regular federal income taxes and from the personal income taxes of California consistent with preservation of capital and with consideration given to capital gain.

PRINCIPAL INVESTMENT STRATEGIES

The California Quality Fund uses the following investment strategies to pursue its investment objective:

The California Quality Fund invests at least 80% of its net assets in California municipal securities that are within the three highest ratings of Moody's Investors Service (Moody's) (Aaa, Aa, or A) or Standard & Poor's Ratings Services (S&P) (AAA, AA, or A) on the date of purchase.

The Fund generally invests in long-term municipal bonds. The Fund favors investing in revenue bonds, which pay interest and principal from revenues derived from a particular facility or class of facilities. Revenue bonds generally offer a higher yield than general obligation bonds, the payment on which is secured by the general taxing power of the issuer.


In abnormal market conditions, the Fund may temporarily invest more than 20% of its net assets in taxable investment-grade fixed-income securities. Under these circumstances, the Fund may not achieve its investment objective.


SPECIFIC RISKS

In addition to the principal risks stated on pages 2 and 3 of this Prospectus, the California Quality Fund is subject to the following risk:


.. Because the Fund invests primarily in the securities of California issuers, its performance may be affected by local, state, and regional factors. These may include, but are not limited to, state or local legislation or policy changes, economic factors, natural disasters, and the possibility of credit problems, such as those resulting from the deregulation of electricity markets in 2001 and the 1994 bankruptcy of Orange County.


PAST PERFORMANCE

The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be lower. The average annual total returns presented in the table below the chart do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested. Past performance, before and after taxes, is not indicative of future investment results.


After-tax returns presented in the table are for Class A shares only. After-tax returns for Class C and Class D shares will vary due to differing fees and expenses. After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes on distributions and sale of Fund shares may be greater than other returns presented for the same periods due to tax benefits from losses realized on the sale of Fund shares.

California Quality Fund
--------------------------------------------------------------------------------

CLASS A ANNUAL TOTAL RETURNS - CALENDAR YEARS

                                    [CHART]

1996   1997   1998    1999    2000   2001    2002   2003    2004     2005
-----  -----  -----  ------  ------  -----  -----  ------   -----    ----
3.91%  8.80%  6.26%  -6.10%  16.27%  4.34%  7.16%   4.02%   4.20%    3.07%



         Best calendar quarter return: 5.31% - quarter ended 12/31/00.



        Worst calendar quarter return: -2.53% - quarter ended 6/30/99.



AVERAGE ANNUAL TOTAL RETURNS - PERIODS ENDED 12/31/05



                                                                                 CLASS C
                                                                                  SINCE
                                                             ONE    FIVE   TEN  INCEPTION
                                                             YEAR   YEARS YEARS  5/27/99
-------------------------------------------------------------------------------------------
CLASS A
-------------------------------------------------------------------------------------------
Return before taxes                                         (1.81)% 3.53% 4.54%      n/a
-------------------------------------------------------------------------------------------
Return after taxes on distributions                         (1.88)  3.44  4.39       n/a
-------------------------------------------------------------------------------------------
Return after taxes on distributions and sale of Fund shares  0.28   3.59  4.47       n/a
-------------------------------------------------------------------------------------------
CLASS C                                                      0.15   3.36   n/a    3.77%
-------------------------------------------------------------------------------------------
CLASS D                                                      1.18   3.58  4.11       n/a
-------------------------------------------------------------------------------------------
LEHMAN BROTHERS MUNICIPAL BOND INDEX                         3.52   3.59  5.71    5.55/(1)/
-------------------------------------------------------------------------------------------

-------------
The Lehman Brothers Municipal Bond Index ("Lehman Index") is an unmanaged index that does not reflect any fees, sales charges or taxes and assumes the reinvestment of all distributions. The Lehman Index does not reflect state-specific bond market performance.
(1)From 5/28/99.

California Quality Fund
--------------------------------------------------------------------------------

FEES AND EXPENSES


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)                            CLASS A    CLASS C CLASS D
----------------------------------------------------------------------------------------------------------------
Total Maximum Sales Charge (Load)                                                     4.75%          2%      1%
----------------------------------------------------------------------------------------------------------------
  Maximum Sales Charge (Load) on Purchases (as a % of offering price)                 4.75%/(1)/     1%   none
----------------------------------------------------------------------------------------------------------------
  Maximum Contingent Deferred Sales Charge (Load) (CDSC) on Redemptions
  (as a % of original purchase price or current net asset value, whichever is less)   none/(1)/      1%      1%
----------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(as a percentage of average net assets)
----------------------------------------------------------------------------------------------------------------
Management Fees                                                                       0.50%       0.50%   0.50%
----------------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees                                              0.10%       1.00%   1.00%
----------------------------------------------------------------------------------------------------------------
Other Expenses                                                                        0.34%       0.34%   0.34%
----------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                  0.94%       1.84%   1.84%
----------------------------------------------------------------------------------------------------------------

-------------
(1)If you buy Class A shares for $1,000,000 or more you will not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                  1 YEAR       3 YEARS       5 YEARS       10 YEARS
                    ---------------------------------------------------------------------
                    Class A        $566         $760         $  970         $1,575
                    ---------------------------------------------------------------------
                    Class C         384          673          1,086          2,237
                    ---------------------------------------------------------------------
                    Class D         287          579            995          2,159
                    ---------------------------------------------------------------------

                    If you did not sell your shares at the end of each period, your costs would be:
                                  1 YEAR       3 YEARS       5 YEARS       10 YEARS
                    ---------------------------------------------------------------------
                    Class A        $566         $760         $  970         $1,575
                    ---------------------------------------------------------------------
                    Class C         285          673          1,086          2,237
                    ---------------------------------------------------------------------
                    Class D         187          579            995          2,159
                    ---------------------------------------------------------------------

Colorado Fund
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The Colorado Fund seeks to maximize income exempt from regular federal income taxes and from Colorado personal income taxes to the extent consistent with preservation of capital and with consideration given to opportunities for capital gain.

PRINCIPAL INVESTMENT STRATEGIES

The Colorado Fund uses the following investment strategies to pursue its investment objective:

The Colorado Fund invests at least 80% of its net assets in Colorado municipal securities rated investment-grade when purchased.

The Fund generally invests in long-term municipal bonds. The Fund favors investing in revenue bonds, which pay interest and principal from revenues derived from a particular facility or class of facilities. Revenue bonds generally offer a higher yield than general obligation bonds, the payment on which is secured by the general taxing power of the issuer.


In abnormal market conditions, the Fund may temporarily invest more than 20% of its net assets in taxable investment-grade fixed-income securities. Under these circumstances, the Fund may not achieve its investment objective.


SPECIFIC RISKS

In addition to the principal risks stated on pages 2 and 3 of this Prospectus, the Colorado Fund is subject to the following risks:


.. Because the Fund invests primarily in securities of Colorado issuers, the Fund's performance may be affected by state, local or regional factors. These may include, but are not limited to, state or local legislation or policy changes, terrorist attacks, long-term water availability, the possibility of declining housing prices affecting the construction industry, volatility in energy prices and its effect on the State's natural resources sector, household debt burdens, state and local government budgetary shortfalls and economic and other factors.



.. Due to the current economic conditions in the State, together with the State's constitutionally mandated inability to increase taxes without voter approval and constitutionally mandated minimum increases in funding for elementary and secondary education, the State of Colorado once again faces difficult budget issues that must be resolved by the legislature. While Colorado voters recently passed a referendum allowing the State to retain excess collected revenues for the next five years, those funds are earmarked for specific areas and will not completely alleviate the State's budget problems. Local governments and state agencies and other instrumentalities may be adversely affected by the legislature's spending decisions. Colorado's constitutional and statutory restrictions on spending and taxes may adversely affect the ability of state and local governments to provide necessary services.


PAST PERFORMANCE

The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be lower. The average annual total returns presented in the table below the chart do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested. Past performance, before and after taxes, is not indicative of future investment results.


After-tax returns presented in the table are for Class A shares only. After-tax returns for Class C and Class D shares will vary due to differing fees and expenses. After-tax returns are calculated using the highest historical individual federal marginal income tax rates and beside the chart do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax- deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes on distributions and sale of Fund shares may be greater than other returns presented for the same periods due to tax benefits from losses realized on the sale of Fund shares.

Colorado Fund
--------------------------------------------------------------------------------

CLASS A ANNUAL TOTAL RETURNS - CALENDAR YEARS

                                    [CHART]

1996    1997   1998   1999    2000   2001   2002    2003    2004     2005
-----  -----  -----  ------  ------  -----  -----  ------   -----    ----
3.39%  7.52%  5.80%  -5.26%  12.92%  5.22%  7.66%   5.53%   4.26%    2.83%



         Best calendar quarter return: 5.40% - quarter ended 12/31/00.



        Worst calendar quarter return: -2.33% - quarter ended 12/31/99.



AVERAGE ANNUAL TOTAL RETURNS - PERIODS ENDED 12/31/05



                                                                                 CLASS C
                                                                                  SINCE
                                                             ONE    FIVE   TEN  INCEPTION
                                                             YEAR   YEARS YEARS  5/27/99
-------------------------------------------------------------------------------------------
CLASS A
-------------------------------------------------------------------------------------------
Return before taxes                                         (2.01)% 4.08% 4.39%      n/a
-------------------------------------------------------------------------------------------
Return after taxes on distributions                         (2.01)  4.07  4.37       n/a
-------------------------------------------------------------------------------------------
Return after taxes on distributions and sale of Fund shares  0.04   4.09  4.39       n/a
-------------------------------------------------------------------------------------------
CLASS C                                                     (0.11)  3.96   n/a    3.75%
-------------------------------------------------------------------------------------------
CLASS D                                                      0.93   4.13  3.95       n/a
-------------------------------------------------------------------------------------------
LEHMAN BROTHERS MUNICIPAL BOND INDEX                         3.52   3.59  5.71    5.55/(1)/
-------------------------------------------------------------------------------------------

-------------
The Lehman Brothers Municipal Bond Index ("Lehman Index") is an unmanaged index that does not reflect any fees, sales charges or taxes and assumes the reinvestment of all distributions. The Lehman Index does not reflect state-specific bond market performance.
(1)From 5/28/99.

Colorado Fund
--------------------------------------------------------------------------------

FEES AND EXPENSES


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)                            CLASS A    CLASS C CLASS D
----------------------------------------------------------------------------------------------------------------
Total Maximum Sales Charge (Load)                                                     4.75%          2%      1%
----------------------------------------------------------------------------------------------------------------
  Maximum Sales Charge (Load) on Purchases (as a % of offering price)                 4.75%/(1)/     1%   none
----------------------------------------------------------------------------------------------------------------
  Maximum Contingent Deferred Sales Charge (Load) (CDSC) on Redemptions
  (as a % of original purchase price or current net asset value, whichever is less)   none/(1)/      1%      1%
----------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(as a percentage of average net assets)
----------------------------------------------------------------------------------------------------------------
Management Fees                                                                       0.50%       0.50%   0.50%
----------------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees                                              0.10%       1.00%   1.00%
----------------------------------------------------------------------------------------------------------------
Other Expenses                                                                        0.36%       0.36%   0.36%
----------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                  0.96%       1.86%   1.86%
----------------------------------------------------------------------------------------------------------------

-------------
(1)If you buy Class A shares for $1,000,000 or more you will not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


              1 YEAR       3 YEARS       5 YEARS       10 YEARS
---------------------------------------------------------------------
Class A        $568         $766         $  981         $1,597
---------------------------------------------------------------------
Class C         386          679          1,096          2,258
---------------------------------------------------------------------
Class D         289          585          1,006          2,180
---------------------------------------------------------------------

If you did not sell your shares at the end of each period, your costs would be:
              1 YEAR       3 YEARS       5 YEARS       10 YEARS
---------------------------------------------------------------------
Class A        $568         $766         $  981         $1,597
---------------------------------------------------------------------
Class C         287          679          1,096          2,258
---------------------------------------------------------------------
Class D         189          585          1,006          2,180
---------------------------------------------------------------------

Florida Fund
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The Florida Fund seeks high income exempt from regular federal income taxes consistent with preservation of capital and with consideration given to capital gain.

PRINCIPAL INVESTMENT STRATEGIES

The Florida Fund uses the following investment strategies to pursue its investment objective:

The Florida Fund invests at least 80% of its net assets in Florida municipal securities rated investment-grade when purchased.

The Fund generally invests in long-term municipal bonds. The Fund favors investing in revenue bonds, which pay interest and principal from revenues derived from a particular facility or class of facilities. Revenue bonds generally offer a higher yield than general obligation bonds, the payment on which is secured by the general taxing power of the issuer.


In abnormal market conditions, the Fund may temporarily invest more than 20% of its net assets in taxable investment-grade fixed-income securities. Under these circumstances, the Fund may not achieve its investment objective.


SPECIFIC RISKS

In addition to the principal risks stated on pages 2 and 3 of this Prospectus, the Florida Fund is subject to the following risks:


.. Because the Fund invests primarily in the securities of Florida issuers, its performance may be negatively affected by local, state or regional factors, including, but not limited to, state or local legislation or policy changes, economic factors, natural disasters and terrorist attacks.


.. The lack of an income tax in Florida exposes total tax collections to more volatility than would otherwise be the case and, in the event of an economic downturn, could affect the State's ability to pay principal and interest in a timely manner.

.. Florida's economy may be affected by foreign trade, crop failures, and severe weather conditions and is sensitive to the trends in the tourism and construction industries.

PAST PERFORMANCE


The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be lower. Seligman has periodically waived its management fee and reimbursed expenses in respect of the Fund. Currently, Seligman, at its discretion, is waiving a portion of its management fee so as to limit the per annum management fee of the Florida Fund to 0.35% per annum of the Fund's average daily net assets. Seligman may discontinue its fee waiver at any time. Absent such reimbursements and fee waivers, returns would have been lower. The average annual total returns presented in the table below the chart do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested. Past performance, before and after taxes, is not indicative of future investment results.



After-tax returns presented in the table are for Class A shares only. After-tax returns for Class C and Class D shares will vary due to differing fees and expenses. After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes on distributions and sale of Fund shares may be greater than other returns presented for the same periods due to tax benefits from losses realized on the sale of Fund shares.

Florida Fund
--------------------------------------------------------------------------------

CLASS A ANNUAL TOTAL RETURNS - CALENDAR YEARS

                                    [CHART]

1996    1997   1998   1999    2000   2001   2002    2003   2004     2005
-----  -----  -----  ------  ------  -----  -----  ------  -----    ----
2.76%  9.33%  5.67%  -4.89%  14.41%  4.15%  7.67%   5.27%  3.27%    2.65%



         Best calendar quarter return: 5.66% - quarter ended 12/31/00.



        Worst calendar quarter return: -2.26% - quarter ended 3/31/96.



AVERAGE ANNUAL TOTAL RETURNS - PERIODS ENDED 12/31/05



                                                                                      CLASS C
                                                                                       SINCE
                                                             ONE     FIVE     TEN    INCEPTION
                                                             YEAR    YEARS   YEARS    5/27/99
------------------------------------------------------------------------------------------------
CLASS A
------------------------------------------------------------------------------------------------
Return before taxes                                         (2.25)%  3.57%   4.44%        n/a
------------------------------------------------------------------------------------------------
Return after taxes on distributions                         (2.33)   3.54    4.33         n/a
------------------------------------------------------------------------------------------------
Return after taxes on distributions and sale of Fund shares  0.02    3.66    4.38         n/a
------------------------------------------------------------------------------------------------
CLASS C                                                      0.02    3.59     n/a      3.84%
------------------------------------------------------------------------------------------------
CLASS D                                                      1.02    3.80    4.16         n/a
------------------------------------------------------------------------------------------------
LEHMAN BROTHERS MUNICIPAL BOND INDEX                         3.52    3.59    5.71      5.55/(1)/
------------------------------------------------------------------------------------------------

-------------
The Lehman Brothers Municipal Bond Index ("Lehman Index") is an unmanaged index that does not reflect any fees, sales charges or taxes and assumes the reinvestment of all distributions. The Lehman Index does not reflect state-specific bond market performance.
(1)From 5/28/99.

Florida Fund
--------------------------------------------------------------------------------

FEES AND EXPENSES


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)                            CLASS A    CLASS C CLASS D
----------------------------------------------------------------------------------------------------------------
Total Maximum Sales Charge (Load)                                                     4.75%          2%      1%
----------------------------------------------------------------------------------------------------------------
  Maximum Sales Charge (Load) on Purchases (as a % of offering price)                 4.75%/(1)/     1%   none
----------------------------------------------------------------------------------------------------------------
  Maximum Contingent Deferred Sales Charge (Load) (CDSC) on Redemptions
  (as a % of original purchase price or current net asset value, whichever is less)   none/(1)/      1%      1%
----------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(as a percentage of average net assets)
----------------------------------------------------------------------------------------------------------------
Management Fees/(2)/                                                                  0.50%       0.50%   0.50%
----------------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees                                              0.25%       1.00%   1.00%
----------------------------------------------------------------------------------------------------------------
Other Expenses                                                                        0.38%       0.38%   0.38%
----------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                  1.13%       1.88%   1.88%
----------------------------------------------------------------------------------------------------------------

-------------
(1)If you buy Class A shares for $1,000,000 or more you will not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.

(2)Seligman, at its discretion, is waiving a portion of its management fee so as to limit the per annum management fee of the Florida Fund to 0.35% per annum. Seligman may discontinue its fee waiver at any time. Such fee waiver is not reflected above.


EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                  1 YEAR       3 YEARS       5 YEARS       10 YEARS
                    ---------------------------------------------------------------------
                    Class A        $585         $817         $1,068         $1,784
                    ---------------------------------------------------------------------
                    Class C         388          685          1,106          2,279
                    ---------------------------------------------------------------------
                    Class D         291          591          1,016          2,201
                    ---------------------------------------------------------------------

                    If you did not sell your shares at the end of each period, your costs would be:
                                  1 YEAR       3 YEARS       5 YEARS       10 YEARS
                    ---------------------------------------------------------------------
                    Class A        $585         $817         $1,068         $1,784
                    ---------------------------------------------------------------------
                    Class C         289          685          1,106          2,279
                    ---------------------------------------------------------------------
                    Class D         191          591          1,016          2,201
                    ---------------------------------------------------------------------

Georgia Fund
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The Georgia Fund seeks to maximize income exempt from regular federal income taxes and from Georgia personal income taxes to the extent consistent with preservation of capital and with consideration given to opportunities for capital gain.

PRINCIPAL INVESTMENT STRATEGIES

The Georgia Fund uses the following investment strategies to pursue its investment objective:

The Georgia Fund invests at least 80% of its net assets in Georgia municipal securities rated investment-grade when purchased.

The Fund generally invests in long-term municipal bonds. The Fund favors investing in revenue bonds, which pay interest and principal from revenues derived from a particular facility or class of facilities. Revenue bonds generally offer a higher yield than general obligation bonds, the payment on which is secured by the general taxing power of the issuer.


In abnormal market conditions, the Fund may temporarily invest more than 20% of its net assets in taxable investment-grade fixed-income securities. Under these circumstances, the Fund may not achieve its investment objective.


SPECIFIC RISKS

In addition to the principal risks stated on pages 2 and 3 of this Prospectus, the Georgia Fund is subject to the following risks:


.. Because the Fund invests primarily in the securities of Georgia issuers, its performance may be negatively affected by local, state or regional factors, including, but not limited to, state or local legislation or policy changes, economic factors, natural disasters and terrorist attacks.



.. Georgia's economy will be affected by, among other factors, trends in the trade, transportation and utilities, professional and business services, manufacturing, and education and health services as these industries, along with government, comprise the largest sources of employment within the State.


PAST PERFORMANCE

The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be lower. The average annual total returns presented in the table below the chart do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested. Past performance, before and after taxes, is not indicative of future investment results.


After-tax returns presented in the table are for Class A shares only. After-tax returns for Class C and Class D shares will vary due to differing fees and expenses. After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes on distributions and sale of Fund shares may be greater than other returns presented for the same periods due to tax benefits from of losses realized on the sale of Fund shares.

Georgia Fund
--------------------------------------------------------------------------------

CLASS A ANNUAL TOTAL RETURNS - CALENDAR YEARS

                                    [CHART]

1996    1997   1998   1999    2000    2001   2002    2003    2004     2005
-----  -----  -----  ------  ------  -----  ------  ------   ----     ----
3.86%  9.02%  5.94%  -5.04%  13.49%  3.02%   7.83%   5.02%   1.88%    2.86%



         Best calendar quarter return: 4.81% - quarter ended 12/31/00.



        Worst calendar quarter return: -2.21% - quarter ended 6/30/04.



AVERAGE ANNUAL TOTAL RETURNS - PERIODS ENDED 12/31/05



                                                                                 CLASS C
                                                                                  SINCE
                                                             ONE    FIVE   TEN  INCEPTION
                                                             YEAR   YEARS YEARS  5/27/99
-------------------------------------------------------------------------------------------
CLASS A
-------------------------------------------------------------------------------------------
Return before taxes                                         (2.01)% 3.10% 4.18%      n/a
-------------------------------------------------------------------------------------------
Return after taxes on distributions                         (2.01)  3.06  4.07       n/a
-------------------------------------------------------------------------------------------
Return after taxes on distributions and sale of Fund shares  0.04   3.24  4.17       n/a
-------------------------------------------------------------------------------------------
CLASS C                                                     (0.07)  2.95   n/a    3.12%
-------------------------------------------------------------------------------------------
CLASS D                                                      0.94   3.16  3.74       n/a
-------------------------------------------------------------------------------------------
LEHMAN BROTHERS MUNICIPAL BOND INDEX                         3.52   3.59  5.71    5.55/(1)/
-------------------------------------------------------------------------------------------

-------------
The Lehman Brothers Municipal Bond Index ("Lehman Index") is an unmanaged index that does not reflect any fees, sales charges or taxes and assumes the reinvestment of all distributions. The Lehman Index does not reflect state-specific bond market performance.
(1)From 5/28/99.

Georgia Fund
--------------------------------------------------------------------------------

FEES AND EXPENSES


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)                            CLASS A    CLASS C CLASS D
----------------------------------------------------------------------------------------------------------------
Total Maximum Sales Charge (Load)                                                     4.75%          2%      1%
----------------------------------------------------------------------------------------------------------------
  Maximum Sales Charge (Load) on Purchases (as a % of offering price)                 4.75%/(1)/     1%    none
----------------------------------------------------------------------------------------------------------------
  Maximum Contingent Deferred Sales Charge (Load) (CDSC) on Redemptions
  (as a % of original purchase price or current net asset value, whichever is less)    none/(1)/     1%      1%
----------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(as a percentage of average net assets)
----------------------------------------------------------------------------------------------------------------
Management Fees                                                                       0.50%       0.50%   0.50%
----------------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees                                              0.10%       1.00%   1.00%
----------------------------------------------------------------------------------------------------------------
Other Expenses                                                                        0.38%       0.38%   0.38%
----------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                  0.98%       1.88%   1.88%
----------------------------------------------------------------------------------------------------------------

-------------
(1)If you buy Class A shares for $1,000,000 or more you will not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


              1 YEAR       3 YEARS       5 YEARS       10 YEARS
---------------------------------------------------------------------
Class A        $570         $772         $  991         $1,619
---------------------------------------------------------------------
Class C         388          685          1,106          2,279
---------------------------------------------------------------------
Class D         291          591          1,016          2,201
---------------------------------------------------------------------

If you did not sell your shares at the end of each period, your costs would be:
              1 YEAR       3 YEARS       5 YEARS       10 YEARS
---------------------------------------------------------------------
Class A        $570         $772         $  991         $1,619
---------------------------------------------------------------------
Class C         289          685          1,106          2,279
---------------------------------------------------------------------
Class D         191          591          1,016          2,201
---------------------------------------------------------------------

Louisiana Fund
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The Louisiana Fund seeks to maximize income exempt from regular federal income taxes and from Louisiana personal income taxes to the extent consistent with preservation of capital and with consideration given to opportunities for capital gain.

PRINCIPAL INVESTMENT STRATEGIES

The Louisiana Fund uses the following investment strategies to pursue its investment objective:

The Louisiana Fund invests at least 80% of its net assets in Louisiana municipal securities rated investment-grade when purchased.

The Fund generally invests in long-term municipal bonds. The Fund favors investing in revenue bonds, which pay interest and principal from revenues derived from a particular facility or class of facilities. Revenue bonds generally offer a higher yield than general obligation bonds, the payment on which is secured by the general taxing power of the issuer.


In abnormal market conditions, the Fund may temporarily invest more than 20% of its net assets in taxable investment-grade fixed-income securities. Under these circumstances, the Fund may not achieve its investment objective.


SPECIFIC RISKS

In addition to the principal risks stated on pages 2 and 3 of this Prospectus, the Louisiana Fund is subject to the following risks:


.. Because the Fund invests primarily in the securities of Louisiana issuers, its performance may be negatively affected by local, state or regional factors, including, but not limited to, state or local legislation or policy changes, economic factors, natural disasters including the effects of Hurricanes, such as Katrina and Rita, and terrorist attacks.



.. Louisiana's economy is affected by, among other factors, trends in the oil and gas, tourism, and gaming industries within the State.


PAST PERFORMANCE

The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be lower. The average annual total returns presented in the table below the chart do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested. Past performance, before and after taxes, is not indicative of future investment results.


After-tax returns presented in the table are for Class A shares only. After-tax returns for Class C and Class D shares will vary due to differing fees and expenses. After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes on distributions and sale of Fund shares may be greater than other returns presented for the same periods due to tax benefits from losses realized on the sale of Fund shares.

Louisiana Fund
--------------------------------------------------------------------------------

CLASS A ANNUAL TOTAL RETURNS - CALENDAR YEARS

                                    [CHART]

1996    1997   1998   1999    2000    2001   2002  2003    2004     2005
-----  -----  -----  ------  ------  -----  -----  -----   -----    ----
3.49%  8.45%  5.93%  -4.62%  12.70%  4.20%  8.50%  4.30%   3.52%    2.24%



         Best calendar quarter return: 4.73% - quarter ended 12/31/00.



        Worst calendar quarter return: -1.77% - quarter ended 12/31/99.



AVERAGE ANNUAL TOTAL RETURNS - PERIODS ENDED 12/31/05



                                                                                 CLASS C
                                                                                  SINCE
                                                             ONE    FIVE   TEN  INCEPTION
                                                             YEAR   YEARS YEARS  5/27/99
-------------------------------------------------------------------------------------------
CLASS A
-------------------------------------------------------------------------------------------
Return before taxes                                         (2.64)% 3.52% 4.27%      n/a
-------------------------------------------------------------------------------------------
Return after taxes on distributions                         (2.68)  3.46  4.15       n/a
-------------------------------------------------------------------------------------------
Return after taxes on distributions and sale of Fund shares (0.26)  3.62  4.25       n/a
-------------------------------------------------------------------------------------------
CLASS C                                                     (0.50)  3.39   n/a    3.45%
-------------------------------------------------------------------------------------------
CLASS D                                                      0.47   3.62  3.86       n/a
-------------------------------------------------------------------------------------------
LEHMAN BROTHERS MUNICIPAL BOND INDEX                         3.52   3.59  5.71    5.55/(1)/
-------------------------------------------------------------------------------------------

-------------
The Lehman Brothers Municipal Bond Index ("Lehman Index") is an unmanaged index that does not reflect any fees, sales charges or taxes and assumes the reinvestment of all distributions. The Lehman Index does not reflect state-specific bond market performance.
(1)From 5/28/99.

Louisiana Fund
--------------------------------------------------------------------------------

FEES AND EXPENSES


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)                            CLASS A    CLASS C CLASS D
----------------------------------------------------------------------------------------------------------------
Total Maximum Sales Charge (Load)                                                     4.75%          2%      1%
----------------------------------------------------------------------------------------------------------------
  Maximum Sales Charge (Load) on Purchases (as a % of offering price)                 4.75%/(1)/     1%   none
----------------------------------------------------------------------------------------------------------------
  Maximum Contingent Deferred Sales Charge (Load) (CDSC) on Redemptions
  (as a % of original purchase price or current net asset value, whichever is less)   none/(1)/      1%      1%
----------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(as a percentage of average net assets)
----------------------------------------------------------------------------------------------------------------
Management Fees                                                                       0.50%       0.50%   0.50%
----------------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees                                              0.10%       1.00%   1.00%
----------------------------------------------------------------------------------------------------------------
Other Expenses                                                                        0.35%       0.35%   0.35%
----------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                  0.95%       1.85%   1.85%
----------------------------------------------------------------------------------------------------------------

-------------
(1)If you buy Class A shares for $1,000,000 or more you will not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                  1 YEAR       3 YEARS       5 YEARS       10 YEARS
                    ---------------------------------------------------------------------
                    Class A        $567         $763         $  976         $1,586
                    ---------------------------------------------------------------------
                    Class C         385          676          1,091          2,247
                    ---------------------------------------------------------------------
                    Class D         288          582          1,001          2,169
                    ---------------------------------------------------------------------

                    If you did not sell your shares at the end of each period, your costs would be:
                                  1 YEAR       3 YEARS       5 YEARS       10 YEARS
                    ---------------------------------------------------------------------
                    Class A        $567         $763         $  976         $1,586
                    ---------------------------------------------------------------------
                    Class C         286          676          1,091          2,247
                    ---------------------------------------------------------------------
                    Class D         188          582          1,001          2,169
                    ---------------------------------------------------------------------

Maryland Fund
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The Maryland Fund seeks to maximize income exempt from regular federal income taxes and from Maryland personal income taxes to the extent consistent with preservation of capital and with consideration given to opportunities for capital gain.

PRINCIPAL INVESTMENT STRATEGIES

The Maryland Fund uses the following investment strategies to pursue its investment objective:

The Maryland Fund invests at least 80% of its net assets in Maryland municipal securities rated investment-grade when purchased.

The Fund generally invests in long-term municipal bonds. The Fund favors investing in revenue bonds, which pay interest and principal from revenues derived from a particular facility or class of facilities. Revenue bonds generally offer a higher yield than general obligation bonds, the payment on which is secured by the general taxing power of the issuer.


In abnormal market conditions, the Fund may temporarily invest more than 20% of its net assets in taxable investment-grade fixed-income securities. Under these circumstances, the Fund may not achieve its investment objective.


SPECIFIC RISKS

In addition to the principal risks stated on pages 2 and 3 of this Prospectus, the Maryland Fund is subject to the following risks:


.. Because the Fund invests primarily in the securities of Maryland issuers, its performance may be negatively affected by local, state or regional factors, including, but not limited to, state or local legislation or policy changes, economic factors, natural disasters and terrorist attacks.


.. Because the Fund favors investing in revenue bonds, including revenue bonds issued on behalf of health-care providers, its performance may also be affected by economic developments impacting a specific facility or type of facility.

.. The performance of general obligation bonds of Maryland issuers may be affected by efforts to limit or reduce state or local taxes.

PAST PERFORMANCE

The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be lower. The average annual total returns presented in the table below the chart do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested. Past performance, before and after taxes, is not indicative of future investment results.


After-tax returns presented in the table are for Class A shares only. After-tax returns for Class C and Class D shares will vary due to differing fees and expenses. After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes on distributions and sale of Fund shares may be greater than other returns presented for the same periods due to tax benefits from losses realized on the sale of Fund shares.

Maryland Fund
--------------------------------------------------------------------------------

CLASS A ANNUAL TOTAL RETURNS - CALENDAR YEARS

                                    [CHART]

1996    1997   1998   1999    2000    2001   2002   2003    2004     2005
-----  -----  -----  ------  ------  -----  -----  ------   -----    ----
3.66%  8.09%  5.85%  -3.34%  11.25%  4.18%  7.60%   3.50%   4.12%    2.88%



         Best calendar quarter return: 4.20% - quarter ended 12/31/00.



        Worst calendar quarter return: -1.73% - quarter ended 3/31/96.



AVERAGE ANNUAL TOTAL RETURNS - PERIODS ENDED 12/31/05



                                                                                 CLASS C
                                                                                  SINCE
                                                             ONE    FIVE   TEN  INCEPTION
                                                             YEAR   YEARS YEARS  5/27/99
-------------------------------------------------------------------------------------------
CLASS A
-------------------------------------------------------------------------------------------
Return before taxes                                         (2.01)% 3.43% 4.20%      n/a
-------------------------------------------------------------------------------------------
Return after taxes on distributions                         (2.05)  3.34  4.12       n/a
-------------------------------------------------------------------------------------------
Return after taxes on distributions and sale of Fund shares  0.08   3.51  4.21       n/a
-------------------------------------------------------------------------------------------
CLASS C                                                     (0.15)  3.30   n/a    3.33%
-------------------------------------------------------------------------------------------
CLASS D                                                      0.84   3.51  3.77       n/a
-------------------------------------------------------------------------------------------
LEHMAN BROTHERS MUNICIPAL BOND INDEX                         3.52   3.59  5.71    5.55/(1)/
-------------------------------------------------------------------------------------------

-------------
The Lehman Brothers Municipal Bond Index ("Lehman Index") is an unmanaged index that does not reflect any fees, sales charges or taxes and assumes the reinvestment of all distributions. The Lehman Index does not reflect state-specific bond market performance.
(1)From 5/28/99.

Maryland Fund
--------------------------------------------------------------------------------

FEES AND EXPENSES


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)                            CLASS A    CLASS C CLASS D
----------------------------------------------------------------------------------------------------------------
Total Maximum Sales Charge (Load)                                                     4.75%          2%      1%
----------------------------------------------------------------------------------------------------------------
  Maximum Sales Charge (Load) on Purchases (as a % of offering price)                 4.75%/(1)/     1%   none
----------------------------------------------------------------------------------------------------------------
  Maximum Contingent Deferred Sales Charge (Load) (CDSC) on Redemptions
  (as a % of original purchase price or current net asset value, whichever is less)   none/(1)/      1%      1%
----------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(as a percentage of average net assets)
----------------------------------------------------------------------------------------------------------------
Management Fees                                                                       0.50%       0.50%   0.50%
----------------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees                                              0.10%       1.00%   1.00%
----------------------------------------------------------------------------------------------------------------
Other Expenses                                                                        0.36%       0.36%   0.36%
----------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                  0.96%       1.86%   1.86%
----------------------------------------------------------------------------------------------------------------

-------------
(1)If you buy Class A shares for $1,000,000 or more you will not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                  1 YEAR       3 YEARS       5 YEARS       10 YEARS
                    ---------------------------------------------------------------------
                    Class A        $568         $766         $  981         $1,597
                    ---------------------------------------------------------------------
                    Class C         386          679          1,096          2,258
                    ---------------------------------------------------------------------
                    Class D         289          585          1,006          2,180
                    ---------------------------------------------------------------------

                    If you did not sell your shares at the end of each period, your costs would be:
                                  1 YEAR       3 YEARS       5 YEARS       10 YEARS
                    ---------------------------------------------------------------------
                    Class A        $568         $766         $  981         $1,597
                    ---------------------------------------------------------------------
                    Class C         287          679          1,096          2,258
                    ---------------------------------------------------------------------
                    Class D         189          585          1,006          2,180
                    ---------------------------------------------------------------------

Massachusetts Fund
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The Massachusetts Fund seeks to maximize income exempt from regular federal income taxes and from Massachusetts personal income taxes to the extent consistent with preservation of capital and with consideration given to opportunities for capital gain.

PRINCIPAL INVESTMENT STRATEGIES

The Massachusetts Fund uses the following investment strategies to pursue its investment objective:

The Massachusetts Fund invests at least 80% of its net assets in Massachusetts municipal securities rated investment-grade when purchased.

The Fund generally invests in long-term municipal bonds. The Fund favors investing in revenue bonds, which pay interest and principal from revenues derived from a particular facility or class of facilities. Revenue bonds generally offer a higher yield than general obligation bonds, the payment on which is secured by the general taxing power of the issuer.


In abnormal market conditions, the Fund may temporarily invest more than 20% of its net assets in taxable investment-grade fixed-income securities. Under these circumstances, the Fund may not achieve its investment objective.


SPECIFIC RISKS

In addition to the principal risks stated on pages 2 and 3 of this Prospectus, the Massachusetts Fund is subject to the following risks:


.. Because the Fund invests primarily in the securities of Massachusetts issuers, its performance may be negatively affected by local, state or regional factors, including, but not limited to, state or local legislation or policy changes, economic factors, natural disasters and terrorist attacks.



.. Additionally, Massachusetts and certain of its cities, towns, counties, and other political subdivisions have, at certain times in the past, experienced serious financial difficulties which have adversely affected their credit standing. The recurrence of these financial difficulties could adversely affect the market value and marketability of, or result in default on payments of, outstanding obligations issued by Massachusetts or its public authorities or municipalities.


PAST PERFORMANCE

The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be lower. The average annual total returns presented in the table below the chart do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested. Past performance, before and after taxes, is not indicative of future investment results.


After-tax returns presented in the table are for Class A shares only. After-tax returns for Class C and Class D shares will vary due to differing fees and expenses. After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes on distributions and sale of Fund shares may be greater than other returns presented for the same periods due to tax benefits from losses realized on the sale of Fund shares.

Massachusetts Fund
--------------------------------------------------------------------------------

CLASS A ANNUAL TOTAL RETURNS - CALENDAR YEARS

                                    [CHART]

1996   1997   1998    1999    2000    2001  2002    2003    2004     2005
-----  -----  -----  ------  ------  -----  -----  ------   ----     ----
4.14%  8.68%  6.55%  -6.73%  15.20%  4.39%  9.94%   5.26%   2.60%    2.25%



         Best calendar quarter return: 6.45% - quarter ended 12/31/00.



        Worst calendar quarter return: -2.80% - quarter ended 9/30/99.



AVERAGE ANNUAL TOTAL RETURNS - PERIODS ENDED 12/31/05



                                                                                 CLASS C
                                                                                  SINCE
                                                             ONE    FIVE   TEN  INCEPTION
                                                             YEAR   YEARS YEARS  5/27/99
-------------------------------------------------------------------------------------------
CLASS A
-------------------------------------------------------------------------------------------
Return before taxes                                         (2.60)% 3.84% 4.57%      n/a
-------------------------------------------------------------------------------------------
Return after taxes on distributions                         (2.65)  3.82  4.48       n/a
-------------------------------------------------------------------------------------------
Return after taxes on distributions and sale of Fund shares (0.25)  3.89  4.52       n/a
-------------------------------------------------------------------------------------------
CLASS C                                                     (0.61)  3.72   n/a    3.73%
-------------------------------------------------------------------------------------------
CLASS D                                                      0.23   3.91  4.13       n/a
-------------------------------------------------------------------------------------------
LEHMAN BROTHERS MUNICIPAL BOND INDEX                         3.52   3.59  5.71    5.55/(1)/
-------------------------------------------------------------------------------------------

-------------
The Lehman Brothers Municipal Bond Index ("Lehman Index") is an unmanaged index that does not reflect any fees, sales charges or taxes and assumes the reinvestment of all distributions. The Lehman Index does not reflect state-specific bond market performance.
(1)From 5/28/99.

Massachusetts Fund
--------------------------------------------------------------------------------

FEES AND EXPENSES


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)                            CLASS A    CLASS C CLASS D
----------------------------------------------------------------------------------------------------------------
Total Maximum Sales Charge (Load)                                                     4.75%          2%      1%
----------------------------------------------------------------------------------------------------------------
  Maximum Sales Charge (Load) on Purchases (as a % of offering price)                 4.75%/(1)/     1%   none
----------------------------------------------------------------------------------------------------------------
  Maximum Contingent Deferred Sales Charge (Load) (CDSC) on Redemptions
  (as a % of original purchase price or current net asset value, whichever is less)   none/(1)/      1%      1%
----------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(as a percentage of average net assets)
----------------------------------------------------------------------------------------------------------------
Management Fees                                                                       0.50%       0.50%   0.50%
----------------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees                                              0.10%       1.00%   1.00%
----------------------------------------------------------------------------------------------------------------
Other Expenses                                                                        0.31%       0.31%   0.31%
----------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                  0.91%       1.81%   1.81%
----------------------------------------------------------------------------------------------------------------

-------------
(1)If you buy Class A shares for $1,000,000 or more you will not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                  1 YEAR       3 YEARS       5 YEARS       10 YEARS
                    ---------------------------------------------------------------------
                    Class A        $563         $751         $  955         $1,541
                    ---------------------------------------------------------------------
                    Class C         381          664          1,070          2,205
                    ---------------------------------------------------------------------
                    Class D         284          569            980          2,127
                    ---------------------------------------------------------------------

                    If you did not sell your shares at the end of each period, your costs would be:
                                  1 YEAR       3 YEARS       5 YEARS       10 YEARS
                    ---------------------------------------------------------------------
                    Class A        $563         $751         $  955         $1,541
                    ---------------------------------------------------------------------
                    Class C         282          664          1,070          2,205
                    ---------------------------------------------------------------------
                    Class D         184          569            980          2,127
                    ---------------------------------------------------------------------

Michigan Fund
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The Michigan Fund seeks to maximize income exempt from regular federal income taxes and from Michigan personal income taxes to the extent consistent with preservation of capital and with consideration given to opportunities for capital gain.

PRINCIPAL INVESTMENT STRATEGIES

The Michigan Fund uses the following investment strategies to pursue its investment objective:

The Michigan Fund invests at least 80% of its net assets in Michigan municipal securities rated investment-grade when purchased.

The Fund generally invests in long-term municipal bonds. The Fund favors investing in revenue bonds, which pay interest and principal from revenues derived from a particular facility or class of facilities. Revenue bonds generally offer a higher yield than general obligation bonds, the payment on which is secured by the general taxing power of the issuer.


In abnormal market conditions, the Fund may temporarily invest more than 20% of its net assets in taxable investment-grade fixed-income securities. Under these circumstances, the Fund may not achieve its investment objective.


SPECIFIC RISKS

In addition to the principal risks stated on pages 2 and 3 of this Prospectus, the Michigan Fund is subject to the following risks:


.. Because the Fund invests primarily in the securities of Michigan issuers, its performance may be negatively affected by local, state or regional factors, including, but not limited to, state or local legislation or policy changes, economic factors, natural disasters and terrorist attacks.





.. Michigan's economy continues to suffer from the effects of the recent prolonged national economic slowdown. While the US economy reflects recent improvement, Michigan's economy, with its emphasis on the automotive and manufacturing sector, has been slower to recover than the overall economy. The largest sources of Michigan tax revenues are the individual income tax and sales and use taxes. There is a strong correlation between income tax collections and salaries and wages earned from employment, and Michigan's high unemployment rate has adversely impacted individual income tax collections. The second major source of tax revenues are sales and use taxes, which are directly correlated with disposable income, and also suffer from the lagging Michigan economy. The Fund's Statement of Additional Information contains additional discussion of these factors.


PAST PERFORMANCE

The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be lower. The average annual total returns presented in the table below the chart do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested. Past performance, before and after taxes, is not indicative of future investment results.


After-tax returns presented in the table are for Class A shares only. After-tax returns for Class C and Class D shares will vary due to differing fees and expenses. After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes on distributions and sale of Fund shares may be greater than other returns presented for the same periods due to tax benefits from losses realized on the sale of Fund shares.

Michigan Fund
--------------------------------------------------------------------------------

CLASS A ANNUAL TOTAL RETURNS - CALENDAR YEARS

                                    [CHART]

1996    1997   1998   1999    2000    2001   2002    2003   2004     2005
-----  -----  -----  ------  ------  -----  ------- ------  -----    ----
3.74%  8.73%  6.12%  -3.80%  12.89%  4.37%   7.75%   5.41%  3.10%    2.29%



         Best calendar quarter return: 4.98% - quarter ended 12/31/00.



        Worst calendar quarter return: -2.00% - quarter ended 6/30/04.



AVERAGE ANNUAL TOTAL RETURNS - PERIODS ENDED 12/31/05



                                                                                        CLASS C
                                                                                         SINCE
                                                             ONE     FIVE      TEN     INCEPTION
                                                             YEAR    YEARS    YEARS     5/27/99
--------------------------------------------------------------------------------------------------
CLASS A
--------------------------------------------------------------------------------------------------
Return before taxes                                         (2.61)%   3.55%    4.47%        n/a
--------------------------------------------------------------------------------------------------
Return after taxes on distributions                         (2.66)    3.49     4.33         n/a
--------------------------------------------------------------------------------------------------
Return after taxes on distributions and sale of Fund shares (0.27)    3.63     4.42         n/a
--------------------------------------------------------------------------------------------------
CLASS C                                                     (0.65)    3.43     n/a       3.62%
--------------------------------------------------------------------------------------------------
CLASS D                                                      0.39     3.63     4.04         n/a
--------------------------------------------------------------------------------------------------
LEHMAN BROTHERS MUNICIPAL BOND INDEX                         3.52     3.59     5.71      5.55/(1)/
--------------------------------------------------------------------------------------------------

-------------
The Lehman Brothers Municipal Bond Index ("Lehman Index") is an unmanaged index that does not reflect any fees, sales charges or taxes and assumes the reinvestment of all distributions. The Lehman Index does not reflect state-specific bond market performance.
(1)From 5/28/99.

Michigan Fund
--------------------------------------------------------------------------------

FEES AND EXPENSES


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)                            CLASS A    CLASS C CLASS D
----------------------------------------------------------------------------------------------------------------
Total Maximum Sales Charge (Load)                                                     4.75%          2%      1%
----------------------------------------------------------------------------------------------------------------
  Maximum Sales Charge (Load) on Purchases (as a % of offering price)                 4.75%/(1)/     1%    none
----------------------------------------------------------------------------------------------------------------
  Maximum Contingent Deferred Sales Charge (Load) (CDSC) on Redemptions
  (as a % of original purchase price or current net asset value, whichever is less)    none/(1)/     1%      1%
----------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(as a percentage of average net assets)
----------------------------------------------------------------------------------------------------------------
Management Fees                                                                       0.50%       0.50%   0.50%
----------------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees                                              0.10%       1.00%   1.00%
----------------------------------------------------------------------------------------------------------------
Other Expenses                                                                        0.30%       0.30%   0.30%
----------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                  0.90%       1.80%   1.80%
----------------------------------------------------------------------------------------------------------------

-------------
(1)If you buy Class A shares for $1,000,000 or more you will not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

              1 YEAR       3 YEARS       5 YEARS       10 YEARS
---------------------------------------------------------------------
Class A        $562         $748         $  950         $1,530
---------------------------------------------------------------------
Class C         380          661          1,065          2,195
---------------------------------------------------------------------
Class D         283          566            975          2,116
---------------------------------------------------------------------

If you did not sell your shares at the end of each period, your costs would be:
              1 YEAR       3 YEARS       5 YEARS       10 YEARS
---------------------------------------------------------------------
Class A        $562         $748         $  950         $1,530
---------------------------------------------------------------------
Class C         281          661          1,065          2,195
---------------------------------------------------------------------
Class D         183          566            975          2,116
---------------------------------------------------------------------

Minnesota Fund
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The Minnesota Fund seeks to maximize income exempt from regular federal income taxes and from regular Minnesota personal income taxes to the extent consistent with preservation of capital and with consideration given to opportunities for capital gain.

PRINCIPAL INVESTMENT STRATEGIES

The Minnesota Fund uses the following investment strategies to pursue its investment objective:

The Minnesota Fund invests at least 80% of its net assets in Minnesota municipal securities rated investment-grade when purchased.

The Fund generally invests in long-term municipal bonds. The Fund favors investing in revenue bonds, which pay interest and principal from revenues derived from a particular facility or class of facilities. Revenue bonds generally offer a higher yield than general obligation bonds, the payment on which is secured by the general taxing power of the issuer.


In abnormal market conditions, the Fund may temporarily invest more than 20% of its net assets in taxable investment-grade fixed-income securities, subject to applicable requirements. Under these circumstances, the Fund may not achieve its investment objective.


SPECIFIC RISKS

In addition to the principal risks stated on pages 2 and 3 of this Prospectus, the Minnesota Fund is subject to the following risks:


.. Because the Fund invests primarily in the securities of Minnesota issuers, its performance may be negatively affected by local, state or regional factors, including, but not limited to, state or local legislation or policy changes, economic factors, natural disasters and terrorist attacks.


.. Pursuant to Minnesota legislation enacted in 1995, dividends that would otherwise be exempt from Minnesota personal income tax in the case of individuals, estates, and trusts, could become subject to the Minnesota personal income tax if it were judicially determined that exempting such dividends would discriminate against interstate commerce.


.. The State of Minnesota relies heavily on a progressive individual income tax and retail sales tax for revenue, which results in a fiscal system that is sensitive to economic conditions. Minnesota's budget outlook weakened substantially at the beginning of the 2002-2003 biennium, when the State's budget deficits almost exhausted its reserves and limited the options available to State officials to successfully manage revenue variations. However, actions taken early in 2003 enabled the State to balance the biennial budget for the period ended June 30, 2003. The State achieved a $377 million surplus for the 2004-2005 biennium, and a November 2005 forecast projected a $701 million surplus for the biennium ending June 30, 2007. This projection may be adversely affected by a December, 2005 lower court decision, which has been appealed, that a State health impact fee imposed by the 2005 Legislature is illegal. This fee was anticipated to result in revenues of $368 million for the 2006-2007 biennium. The budget for each biennial period must be balanced.


PAST PERFORMANCE

The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be lower. The average annual total returns presented in the table below the chart do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested. Past performance, before and after taxes, is not indicative of future investment results.


After-tax returns presented in the table are for Class A shares only. After-tax returns for Class C and Class D shares will vary due to differing fees and expenses. After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes on distributions and sale of Fund shares may be greater than other returns presented for the same periods due to tax benefits from losses realized on the sale of Fund shares.

Minnesota Fund
--------------------------------------------------------------------------------

CLASS A ANNUAL TOTAL RETURNS - CALENDAR YEARS

                                    [CHART]

  1996   1997   1998   1999    2000    2001   2002    2003    2004    2005
 -----  -----  -----  ------  ------  -----  ------  ------   -----   -----
 3.39%  7.02%  6.21%  -4.15%  12.34%  4.26%   7.81%  4.51%    2.72%   2.30%



         Best calendar quarter return: 5.04% - quarter ended 12/31/00.



        Worst calendar quarter return: -2.43% - quarter ended 6/30/04.



AVERAGE ANNUAL TOTAL RETURNS - PERIODS ENDED 12/31/05



                                                                                 CLASS C
                                                                                  SINCE
                                                             ONE    FIVE   TEN  INCEPTION
                                                             YEAR   YEARS YEARS  5/27/99
-------------------------------------------------------------------------------------------
CLASS A
-------------------------------------------------------------------------------------------
Return before taxes                                         (2.56)% 3.29% 4.05%      n/a
-------------------------------------------------------------------------------------------
Return after taxes on distributions                         (2.57)  3.29  4.01       n/a
-------------------------------------------------------------------------------------------
Return after taxes on distributions and sale of Fund shares (0.34)  3.40  4.09       n/a
-------------------------------------------------------------------------------------------
CLASS C                                                     (0.67)  3.14   n/a    3.25%
-------------------------------------------------------------------------------------------
CLASS D                                                      0.35   3.36  3.62       n/a
-------------------------------------------------------------------------------------------
LEHMAN BROTHERS MUNICIPAL BOND INDEX                         3.52   3.59  5.71    5.55/(1)/
-------------------------------------------------------------------------------------------

-------------
The Lehman Brothers Municipal Bond Index ("Lehman Index") is an unmanaged index that does not reflect any fees, sales charges or taxes and assumes the reinvestment of all distributions. The Lehman Index does not reflect state-specific bond market performance.
(1)From 5/28/99.

Minnesota Fund
--------------------------------------------------------------------------------

FEES AND EXPENSES


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)                           CLASS A    CLASS C CLASS D
---------------------------------------------------------------------------------------------------------------
Total Maximum Sales Charge (Load)                                                    4.75%          2%      1%
---------------------------------------------------------------------------------------------------------------
  Maximum Sales Charge (Load) on Purchases (as a % of offering price)                4.75%/(1)/     1%   none
---------------------------------------------------------------------------------------------------------------
 Maximum Contingent Deferred Sales Charge (Load) (CDSC) on Redemptions
 (as a % of original purchase price or current net asset value, whichever is less)   none/(1)/      1%      1%
---------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(as a percentage of average net assets)
---------------------------------------------------------------------------------------------------------------
Management Fees                                                                      0.50%       0.50%   0.50%
---------------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees                                             0.10%       1.00%   1.00%
---------------------------------------------------------------------------------------------------------------
Other Expenses                                                                       0.32%       0.32%   0.32%
---------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                 0.92%       1.82%   1.82%
---------------------------------------------------------------------------------------------------------------

-------------
(1)If you buy Class A shares for $1,000,000 or more you will not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                  1 YEAR       3 YEARS       5 YEARS       10 YEARS
                    ---------------------------------------------------------------------
                    Class A        $564         $754         $  960         $1,553
                    ---------------------------------------------------------------------
                    Class C         382          667          1,075          2,216
                    ---------------------------------------------------------------------
                    Class D         285          573            985          2,137
                    ---------------------------------------------------------------------

                    If you did not sell your shares at the end of each period, your costs would be:
                                  1 YEAR       3 YEARS       5 YEARS       10 YEARS
                    ---------------------------------------------------------------------
                    Class A        $564         $754         $  960         $1,553
                    ---------------------------------------------------------------------
                    Class C         283          667          1,075          2,216
                    ---------------------------------------------------------------------
                    Class D         185          573            985          2,137
                    ---------------------------------------------------------------------

Missouri Fund
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The Missouri Fund seeks to maximize income exempt from regular federal income taxes and from Missouri personal income taxes to the extent consistent with preservation of capital and with consideration given to opportunities for capital gain.

PRINCIPAL INVESTMENT STRATEGIES

The Missouri Fund uses the following investment strategies to pursue its investment objective:

The Missouri Fund invests at least 80% of its net assets in Missouri municipal securities rated investment-grade when purchased.

The Fund generally invests in long-term municipal bonds. The Fund favors investing in revenue bonds, which pay interest and principal from revenues derived from a particular facility or class of facilities. Revenue bonds generally offer a higher yield than general obligation bonds, the payment on which is secured by the general taxing power of the issuer.


In abnormal market conditions, the Fund may temporarily invest more than 20% of its net assets in taxable investment-grade fixed-income securities. Under these circumstances, the Fund may not achieve its investment objective.


SPECIFIC RISKS

In addition to the principal risks stated on pages 2 and 3 of this Prospectus, the Missouri Fund is subject to the following risks:


.. Because the Fund invests primarily in the securities of Missouri issuers, its performance may be negatively affected by local, state or regional factors, including, but not limited to, state or local legislation or policy changes, economic factors, natural disasters and terrorist attacks.


.. Defense-related business and agriculture play an important role in Missouri's economy. Negative trends in these industries or the relocation of major employers engaged in such industries could have a negative impact on the economy of the State.

PAST PERFORMANCE

The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be lower. The average annual total returns presented in the table below the chart do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested. Past performance, before and after taxes, is not indicative of future investment results.


After-tax returns presented in the table are for Class A shares only. After-tax returns for Class C and Class D shares will vary due to differing fees and expenses. After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes on distributions and sale of Fund shares may be greater than other returns presented for the same periods due to tax benefits from losses realized on the sale of Fund shares.

Missouri Fund
--------------------------------------------------------------------------------

CLASS A ANNUAL TOTAL RETURNS - CALENDAR YEARS

                                    [CHART]

 1996   1997    1998   1999    2000   2001   2002    2003    2004    2005
 -----  -----  -----  ------  ------  -----  -----  ------   -----   -----
 3.71%  8.08%  5.77%  -5.59%  15.18%  3.49%  9.04%  4.61%    2.97%   2.91%



         Best calendar quarter return: 6.14% - quarter ended 3/31/96.



        Worst calendar quarter return: -2.33% - quarter ended 6/30/04.



AVERAGE ANNUAL TOTAL RETURNS - PERIODS ENDED 12/31/05



                                                                                        CLASS C
                                                                                         SINCE
                                                             ONE     FIVE      TEN     INCEPTION
                                                             YEAR    YEARS    YEARS     5/27/99
--------------------------------------------------------------------------------------------------
CLASS A
--------------------------------------------------------------------------------------------------
Return before taxes                                         (1.94)%   3.57%    4.39%        n/a
--------------------------------------------------------------------------------------------------
Return after taxes on distributions                         (1.98)    3.52     4.27         n/a
--------------------------------------------------------------------------------------------------
Return after taxes on distributions and sale of Fund shares  0.11     3.62     4.32         n/a
--------------------------------------------------------------------------------------------------
CLASS C                                                     (0.13)    3.42     n/a       3.67%
--------------------------------------------------------------------------------------------------
CLASS D                                                      0.88     3.64     3.96         n/a
--------------------------------------------------------------------------------------------------
LEHMAN BROTHERS MUNICIPAL BOND INDEX                         3.52     3.59     5.71      5.55/(1)/
--------------------------------------------------------------------------------------------------

-------------
The Lehman Brothers Municipal Bond Index ("Lehman Index") is an unmanaged index that does not reflect any fees, sales charges or taxes and assumes the reinvestment of all distributions. The Lehman Index does not reflect state-specific bond market performance.
(1)From 5/28/99.

Missouri Fund
--------------------------------------------------------------------------------

FEES AND EXPENSES


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)                            CLASS A    CLASS C CLASS D
----------------------------------------------------------------------------------------------------------------
Total Maximum Sales Charge (Load)                                                     4.75%/(1)/     2%      1%
----------------------------------------------------------------------------------------------------------------
  Maximum Sales Charge (Load) on Purchases (as a % of offering price)                 4.75%/(1)/     1%   none
----------------------------------------------------------------------------------------------------------------
  Maximum Contingent Deferred Sales Charge (Load) (CDSC) on Redemptions
  (as a % of original purchase price or current net asset value, whichever is less)   none/(1)/      1%      1%
----------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(as a percentage of average net assets)
----------------------------------------------------------------------------------------------------------------
Management Fees                                                                       0.50%       0.50%   0.50%
----------------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees                                              0.10%       1.00%   1.00%
----------------------------------------------------------------------------------------------------------------
Other Expenses                                                                        0.37%       0.37%   0.37%
----------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                  0.97%       1.87%   1.87%
----------------------------------------------------------------------------------------------------------------

-------------
(1)If you buy Class A shares for $1,000,000 or more you will not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


              1 YEAR       3 YEARS       5 YEARS       10 YEARS
---------------------------------------------------------------------
Class A        $569         $769         $  986         $1,608
---------------------------------------------------------------------
Class C         387          682          1,101          2,268
---------------------------------------------------------------------
Class D         290          588          1,011          2,190
---------------------------------------------------------------------

If you did not sell your shares at the end of each period, your costs would be:
              1 YEAR       3 YEARS       5 YEARS       10 YEARS
---------------------------------------------------------------------
Class A        $569         $769         $  986         $1,608
---------------------------------------------------------------------
Class C         288          682          1,101          2,268
---------------------------------------------------------------------
Class D         190          588          1,011          2,190
---------------------------------------------------------------------

New Jersey Fund
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The New Jersey Fund seeks to maximize income exempt from regular federal income tax and New Jersey gross income tax consistent with preservation of capital and with consideration given to opportunities for capital gain.

PRINCIPAL INVESTMENT STRATEGIES

The New Jersey Fund uses the following investment strategies to pursue its investment objective:

The New Jersey Fund invests at least 80% of its net assets in New Jersey municipal securities rated investment-grade when purchased.

The Fund generally invests in long-term municipal bonds. The Fund favors investing in revenue bonds, which pay interest and principal from revenues derived from a particular facility or class of facilities. Revenue bonds generally offer a higher yield than general obligation bonds, the payment on which is secured by the general taxing power of the issuer.


In abnormal market conditions, the Fund may temporarily invest more than 20% of its net assets in taxable investment-grade fixed-income securities. Under these circumstances, the Fund may not achieve its investment objective.


SPECIFIC RISKS

In addition to the principal risks stated on pages 2 and 3 of this Prospectus, the New Jersey Fund is subject to the following risks:


.. Because the Fund invests primarily in the securities of New Jersey issuers, its performance may be negatively affected by local, state or regional factors, including, but not limited to, state or local legislation or policy changes, economic factors, natural disasters and terrorist attacks.


.. New Jersey's economic base is diversified, consisting of a variety of manufacturing, construction, and service industries, supplemented by rural areas with selective commercial agriculture. New Jersey's economy will be affected by trends in these sectors.

PAST PERFORMANCE

The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be lower. The average annual total returns presented in the table below the chart do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested. Past performance, before and after taxes, is not indicative of future investment results.


After-tax returns presented in the table are for Class A shares only. After-tax returns for Class C and Class D shares will vary due to differing fees and expenses. After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes on distributions and sale of Fund shares may be greater than other returns presented for the same periods due to tax benefits from losses realized on the sale of Fund shares.

New Jersey Fund
--------------------------------------------------------------------------------

CLASS A ANNUAL TOTAL RETURNS - CALENDAR YEARS

                                    [CHART]

  1996   1997   1998   1999    2000    2001   2002   2003   2004    2005
 -----  -----  -----  ------  ------  -----  -----  ------  -----  -----
 3.40%  8.93%  6.00%  -5.58%  13.25%  3.98%  7.78%  4.80%   3.02%  2.78%



         Best calendar quarter return: 5.02% - quarter ended 12/31/00.



        Worst calendar quarter return: -2.51% - quarter ended 12/31/99.



AVERAGE ANNUAL TOTAL RETURNS - PERIODS ENDED 12/31/05



                                                                                 CLASS C
                                                                                  SINCE
                                                             ONE    FIVE   TEN  INCEPTION
                                                             YEAR   YEARS YEARS  5/27/99
-------------------------------------------------------------------------------------------
CLASS A
-------------------------------------------------------------------------------------------
Return before taxes                                         (2.16)% 3.43% 4.22%      n/a
-------------------------------------------------------------------------------------------
Return after taxes on distributions                         (2.24)  3.40  4.04       n/a
-------------------------------------------------------------------------------------------
Return after taxes on distributions and sale of Fund shares  0.03   3.51  4.14       n/a
-------------------------------------------------------------------------------------------
CLASS C                                                      0.06   3.45   n/a    3.42%
-------------------------------------------------------------------------------------------
CLASS D                                                      1.11   3.67  3.94       n/a
-------------------------------------------------------------------------------------------
LEHMAN BROTHERS MUNICIPAL BOND INDEX                         3.52   3.59  5.71    5.55/(1)/
-------------------------------------------------------------------------------------------

-------------
The Lehman Brothers Municipal Bond Index ("Lehman Index") is an unmanaged index that does not reflect any fees, sales charges or taxes and assumes the reinvestment of all distributions. The Lehman Index does not reflect state-specific bond market performance.
(1)From 5/28/99.

New Jersey Fund
--------------------------------------------------------------------------------

FEES AND EXPENSES


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)                            CLASS A    CLASS C CLASS D
----------------------------------------------------------------------------------------------------------------
Total Maximum Sales Charge (Load)                                                     4.75%          2%      1%
----------------------------------------------------------------------------------------------------------------
  Maximum Sales Charge (Load) on Purchases (as a % of offering price)                 4.75%/(1)/     1%    none
----------------------------------------------------------------------------------------------------------------
  Maximum Contingent Deferred Sales Charge (Load) (CDSC) on Redemptions
  (as a % of original purchase price or current net asset value, whichever is less)    none/(1)/   .39%      1%
----------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(as a percentage of average net assets)
----------------------------------------------------------------------------------------------------------------
Management Fees                                                                       0.50%       0.50%   0.50%
----------------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees                                              0.24%       1.00%   1.00%
----------------------------------------------------------------------------------------------------------------
Other Expenses                                                                        0.46%       0.46%   0.46%
----------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                  1.20%       1.96%   1.96%
----------------------------------------------------------------------------------------------------------------

-------------
(1)If you buy Class A shares for $1,000,000 or more you will not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                  1 YEAR       3 YEARS       5 YEARS       10 YEARS
                    ---------------------------------------------------------------------
                    Class A        $591         $838         $1,103         $1,860
                    ---------------------------------------------------------------------
                    Class C         396          709          1,147          2,362
                    ---------------------------------------------------------------------
                    Class D         299          615          1,057          2,285
                    ---------------------------------------------------------------------

                    If you did not sell your shares at the end of each period, your costs would be:
                                  1 YEAR       3 YEARS       5 YEARS       10 YEARS
                    ---------------------------------------------------------------------
                    Class A        $591         $838         $1,103         $1,860
                    ---------------------------------------------------------------------
                    Class C         297          709          1,147          2,362
                    ---------------------------------------------------------------------
                    Class D         199          615          1,057          2,285
                    ---------------------------------------------------------------------

New York Fund
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The New York Fund seeks to maximize income exempt from regular federal income taxes and from New York personal income taxes to the extent consistent with preservation of capital and with consideration given to opportunities for capital gain.

PRINCIPAL INVESTMENT STRATEGIES

The New York Fund uses the following investment strategies to pursue its investment objective:

The New York Fund invests at least 80% of its net assets in New York municipal securities rated investment-grade when purchased.

The Fund generally invests in long-term municipal bonds. The Fund favors investing in revenue bonds, which pay interest and principal from revenues derived from a particular facility or class of facilities. Revenue bonds generally offer a higher yield than general obligation bonds, the payment on which is secured by the general taxing power of the issuer.


In abnormal market conditions, the Fund may temporarily invest more than 20% of its net assets in taxable investment-grade fixed-income securities. Under these circumstances, the Fund may not achieve its investment objective.


SPECIFIC RISKS

In addition to the principal risks stated on pages 2 and 3 of this Prospectus, the New York Fund is subject to the following risks:


.. Because the Fund invests primarily in the securities of New York issuers, its performance may be negatively affected by local, state or regional factors, including, but not limited to, state or local legislation or policy changes, economic factors, natural disasters, terrorist attacks and the transit workers union strike.


.. New York City and certain localities outside New York City have experienced financial problems in the past. Recurrence of these problems may affect the fiscal health of the State.

.. A future terrorist attack within New York City could have a substantial negative effect on the economy of New York City, including the displacement or closure of many businesses, a decline in tourism, and retrenchment in the securities industry, which is a major source of employment in the City.

PAST PERFORMANCE

The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be lower. The average annual total returns presented in the table below the chart do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested. Past performance, before and after taxes, is not indicative of future investment results.


After-tax returns presented in the table are for Class A shares only. After-tax returns for Class C and Class D shares will vary due to differing fees and expenses. After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes on distributions and sale of Fund shares may be greater than other returns presented for the same periods due to tax benefits from losses realized on the sale of Fund shares.

New York Fund
--------------------------------------------------------------------------------

CLASS A ANNUAL TOTAL RETURNS - CALENDAR YEARS

                                    [CHART]

  1996   1997    1998   1999    2000    2001   2002   2003   2004   2005
 -----  ------  -----  ------  ------  -----  -----  ------  -----  -----
 3.83%  10.04%  6.86%  -5.64%  15.00%  3.48%  8.93%  5.26%   3.03%  3.28%



         Best calendar quarter return: 6.11% - quarter ended 12/31/00.



        Worst calendar quarter return: -2.54% - quarter ended 6/30/04.



AVERAGE ANNUAL TOTAL RETURNS - PERIODS ENDED 12/31/05



                                                                                 CLASS C
                                                                                  SINCE
                                                             ONE    FIVE   TEN  INCEPTION
                                                             YEAR   YEARS YEARS  5/27/99
-------------------------------------------------------------------------------------------
CLASS A
-------------------------------------------------------------------------------------------
Return before taxes                                         (1.59)% 3.77% 4.77%      n/a
-------------------------------------------------------------------------------------------
Return after taxes on distributions                         (1.62)  3.74  4.66       n/a
-------------------------------------------------------------------------------------------
Return after taxes on distributions and sale of Fund shares  0.37   3.83  4.70       n/a
-------------------------------------------------------------------------------------------
CLASS C                                                      0.40   3.63   n/a    3.81%
-------------------------------------------------------------------------------------------
CLASS D                                                      1.36   3.83  4.33       n/a
-------------------------------------------------------------------------------------------
LEHMAN BROTHERS MUNICIPAL BOND INDEX                         3.52   3.59  5.71    5.55/(1)/
-------------------------------------------------------------------------------------------

-------------
The Lehman Brothers Municipal Bond Index ("Lehman Index") is an unmanaged index that does not reflect any fees, sales charges or taxes and assumes the reinvestment of all distributions. The Lehman Index does not reflect state-specific bond market performance.
(1)From 5/28/99.

New York Fund
--------------------------------------------------------------------------------

FEES AND EXPENSES


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)                            CLASS A    CLASS C CLASS D
----------------------------------------------------------------------------------------------------------------
Total Maximum Sales Charge (Load)                                                     4.75%          2%      1%
----------------------------------------------------------------------------------------------------------------
  Maximum Sales Charge (Load) on Purchases (as a % of offering price)                 4.75%/(1)/     1%   none
----------------------------------------------------------------------------------------------------------------
  Maximum Contingent Deferred Sales Charge (Load) (CDSC) on Redemptions
  (as a % of original purchase price or current net asset value, whichever is less)   none/(1)/      1%      1%
----------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(as a percentage of average net assets)
----------------------------------------------------------------------------------------------------------------
Management Fees                                                                       0.50%       0.50%   0.50%
----------------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees                                              0.10%       1.00%   1.00%
----------------------------------------------------------------------------------------------------------------
Other Expenses                                                                        0.30%       0.30%   0.30%
----------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                  0.90%       1.80%   1.80%
----------------------------------------------------------------------------------------------------------------

-------------
(1)If you buy Class A shares for $1,000,000 or more you will not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                  1 YEAR       3 YEARS       5 YEARS       10 YEARS
                    ---------------------------------------------------------------------
                    Class A        $562         $748         $  950         $1,530
                    ---------------------------------------------------------------------
                    Class C         380          661          1,065          2,195
                    ---------------------------------------------------------------------
                    Class D         283          566            975          2,116
                    ---------------------------------------------------------------------

                    If you did not sell your shares at the end of each period, your costs would be:
                                  1 YEAR       3 YEARS       5 YEARS       10 YEARS
                    ---------------------------------------------------------------------
                    Class A        $562         $748         $  950         $1,530
                    ---------------------------------------------------------------------
                    Class C         281          661          1,065          2,195
                    ---------------------------------------------------------------------
                    Class D         183          566            975          2,116
                    ---------------------------------------------------------------------

North Carolina Fund
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The North Carolina Fund seeks high income exempt from regular federal income taxes and North Carolina personal income taxes consistent with preservation of capital and with consideration given to capital gain.

PRINCIPAL INVESTMENT STRATEGIES

The North Carolina Fund uses the following investment strategies to pursue its investment objective:

The North Carolina Fund invests at least 80% of its net assets in North Carolina municipal securities rated investment-grade when purchased.

The Fund generally invests in long-term municipal bonds. The Fund favors investing in revenue bonds, which pay interest and principal from revenues derived from a particular facility or class of facilities. Revenue bonds generally offer a higher yield than general obligation bonds, the payment on which is secured by the general taxing power of the issuer.


In abnormal market conditions, the Fund may temporarily invest more than 20% of its net assets in taxable investment-grade fixed-income securities. Under these circumstances, the Fund may not achieve its investment objective.


SPECIFIC RISKS

In addition to the principal risks stated on pages 2 and 3 of this Prospectus, the North Carolina Fund is subject to the following risks:


.. Because the Fund invests primarily in the securities of North Carolina issuers, its performance may be negatively affected by local, state or regional factors, including, but not limited to, state or local legislation or policy changes, economic factors, natural disasters and terrorist attacks.



.. While during 2005, the North Carolina economy's recovery from the 2001 recession continued, job growth has been moderate and some sectors of the economy, particularly manufacturing employment, continue to decline.



.. While the State currently has been successful in balancing its budget after previously coping with a significant budget shortfall, the State continues to face pressures in matching revenues to expenses and will continue to deal with budget problems until the growth rate in the North Carolina economy increases or changes are made to the tax system to match the changing economy, thereby increasing overall tax revenues. Because of these budget problems, both Moody's and S&P reviewed their ratings of North Carolina general obligations in 2002. While S&P retained its "AAA" rating for North Carolina's general obligations, Moody's reduced its rating of such obligations to "Aa1". A failure to adequately deal with these ongoing issues could further adversely effect the credit ratings of general obligations of the State.


PAST PERFORMANCE

The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be lower. The average annual total returns presented in the table below the chart do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested. Past performance, before and after taxes, is not indicative of future investment results.


After-tax returns presented in the table are for Class A shares only. After-tax returns for Class C and Class D shares will vary due to differing fees and expenses. After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes on distributions and sale of Fund shares may be greater than other returns presented for the same periods due to tax benefits from losses realized on the sale of Fund shares.

North Carolina Fund
--------------------------------------------------------------------------------

CLASS A ANNUAL TOTAL RETURNS - CALENDAR YEARS

                                    [CHART]

  1996   1997    1998   1999    2000    2001  2002    2003    2004    2005
 -----  -----   -----  ------  ------  -----  -----  ------   -----   -----
 2.71%  8.75%   5.81%  -5.02%  12.33%  4.34%  8.18%   4.95%   2.49%   2.14%



         Best calendar quarter return: 4.65% - quarter ended 12/31/00.



        Worst calendar quarter return: -2.71% - quarter ended 3/31/96.



AVERAGE ANNUAL TOTAL RETURNS - PERIODS ENDED 12/31/05



                                                                                 CLASS C
                                                                                  SINCE
                                                             ONE    FIVE   TEN  INCEPTION
                                                             YEAR   YEARS YEARS  5/27/99
-------------------------------------------------------------------------------------------
CLASS A
-------------------------------------------------------------------------------------------
Return before taxes                                         (2.71)% 3.38% 4.07%      n/a
-------------------------------------------------------------------------------------------
Return after taxes on distributions                         (2.82)  3.31  3.94       n/a
-------------------------------------------------------------------------------------------
Return after taxes on distributions and sale of Fund shares (0.43)  3.43  4.03       n/a
-------------------------------------------------------------------------------------------
CLASS C                                                     (0.59)  3.42   n/a    3.39%
-------------------------------------------------------------------------------------------
CLASS D                                                      0.40   3.63  3.78       n/a
-------------------------------------------------------------------------------------------
LEHMAN BROTHERS MUNICIPAL BOND INDEX                         3.52   3.59  5.71    5.55/(1)/
-------------------------------------------------------------------------------------------

-------------
The Lehman Brothers Municipal Bond Index ("Lehman Index") is an unmanaged index that does not reflect any fees, sales charges or taxes and assumes the reinvestment of all distributions. The Lehman Index does not reflect state-specific bond market performance.
(1)From 5/28/99.

North Carolina Fund
--------------------------------------------------------------------------------

FEES AND EXPENSES


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)                            CLASS A    CLASS C CLASS D
----------------------------------------------------------------------------------------------------------------
Total Maximum Sales Charge (Load)                                                     4.75%          2%      1%
----------------------------------------------------------------------------------------------------------------
  Maximum Sales Charge (Load) on Purchases (as a % of offering price)                 4.75%/(1)/     1%   none
----------------------------------------------------------------------------------------------------------------
  Maximum Contingent Deferred Sales Charge (Load) (CDSC) on Redemptions
  (as a % of original purchase price or current net asset value, whichever is less)   none/(1)/      1%      1%
----------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(as a percentage of average net assets)
----------------------------------------------------------------------------------------------------------------
Management Fees                                                                       0.50%       0.50%   0.50%
----------------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees                                              0.25%       1.00%   1.00%
----------------------------------------------------------------------------------------------------------------
Other Expenses                                                                        0.49%       0.49%   0.49%
----------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                  1.24%       1.99%   1.99%
----------------------------------------------------------------------------------------------------------------

-------------
(1)If you buy Class A shares for $1,000,000 or more you will not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                  1 YEAR       3 YEARS       5 YEARS       10 YEARS
                    ---------------------------------------------------------------------
                    Class A        $595         $850         $1,124         $1,904
                    ---------------------------------------------------------------------
                    Class C         399          718          1,162          2,394
                    ---------------------------------------------------------------------
                    Class D         302          624          1,073          2,317
                    ---------------------------------------------------------------------

                    If you did not sell your shares at the end of each period, your costs would be:
                                  1 YEAR       3 YEARS       5 YEARS       10 YEARS
                    ---------------------------------------------------------------------
                    Class A        $595         $850         $1,124         $1,904
                    ---------------------------------------------------------------------
                    Class C         300          718          1,162          2,394
                    ---------------------------------------------------------------------
                    Class D         202          624          1,073          2,317
                    ---------------------------------------------------------------------

Ohio Fund
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The Ohio Fund seeks to maximize income exempt from regular federal income taxes and from Ohio personal income taxes to the extent consistent with preservation of capital and with consideration given to opportunities for capital gain.

PRINCIPAL INVESTMENT STRATEGIES

The Ohio Fund uses the following investment strategies to pursue its investment objective:

The Ohio Fund invests at least 80% of its net assets in Ohio municipal securities rated investment-grade when purchased.

The Fund generally invests in long-term municipal bonds. The Fund favors investing in revenue bonds, which pay interest and principal from revenues derived from a particular facility or class of facilities. Revenue bonds generally offer a higher yield than general obligation bonds, the payment on which is secured by the general taxing power of the issuer.


In abnormal market conditions, the Fund may temporarily invest more than 20% of its net assets in taxable investment-grade fixed-income securities. Under these circumstances, the Fund may not achieve its investment objective.


SPECIFIC RISKS

In addition to the principal risks stated on pages 2 and 3 of this Prospectus, the Ohio Fund is subject to the following risks:


.. Because the Fund invests primarily in the securities of Ohio issuers, its performance may be negatively affected by local, state or regional factors, including, but not limited to, state or local legislation or policy changes, economic factors, natural disasters and terrorist attacks.


.. Ohio's economy relies in part on durable goods manufacturing largely concentrated in motor vehicles and equipment, steel, rubber products and household appliances. As a result, general economic activity, as in many other industrially developed states, tends to be more cyclical than in other less industrial states and in the nation as a whole.

PAST PERFORMANCE

The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be lower. The average annual total returns presented in the table below the chart do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested. Past performance, before and after taxes, is not indicative of future investment results.


After-tax returns presented in the table are for Class A shares only. After-tax returns for Class C and Class D shares will vary due to differing fees and expenses. After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes on distributions and sale of Fund shares may be greater than other returns presented for the same periods due to tax benefits from losses realized on the sale of Fund shares.

Ohio Fund
--------------------------------------------------------------------------------

CLASS A ANNUAL TOTAL RETURNS - CALENDAR YEARS

                                    [CHART]

  1996   1997  1998    1999    2000    2001   2002   2003   2004   2005
 -----  -----  -----  ------  ------  -----  -----  ------  -----  -----
 3.77%  8.39%  5.89%  -4.65%  13.41%  4.17%  8.07%  4.20%   3.38%  1.96%




         Best calendar quarter return: 5.38% - quarter ended 12/31/00.



        Worst calendar quarter return: -2.12% - quarter ended 6/30/04.



AVERAGE ANNUAL TOTAL RETURNS - PERIODS ENDED 12/31/05



                                                                                 CLASS C
                                                                                  SINCE
                                                             ONE    FIVE   TEN  INCEPTION
                                                             YEAR   YEARS YEARS  5/27/99
-------------------------------------------------------------------------------------------
CLASS A
-------------------------------------------------------------------------------------------
Return before taxes                                         (2.84)% 3.32% 4.26%      n/a
-------------------------------------------------------------------------------------------
Return after taxes on distributions                         (2.88)  3.28  4.14       n/a
-------------------------------------------------------------------------------------------
Return after taxes on distributions and sale of Fund shares (0.51)  3.43  4.24       n/a
-------------------------------------------------------------------------------------------
CLASS C                                                     (0.80)  3.20   n/a    3.37%
-------------------------------------------------------------------------------------------
CLASS D                                                      0.18   3.41  3.83       n/a
-------------------------------------------------------------------------------------------
LEHMAN BROTHERS MUNICIPAL BOND INDEX                         3.52   3.59  5.71    5.55/(1)/
-------------------------------------------------------------------------------------------

-------------
The Lehman Brothers Municipal Bond Index ("Lehman Index") is an unmanaged index that does not reflect any fees, sales charges or taxes and assumes the reinvestment of all distributions. The Lehman Index does not reflect state-specific bond market performance.
(1)From 5/28/99.

Ohio Fund
--------------------------------------------------------------------------------

FEES AND EXPENSES


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)                            CLASS A    CLASS C CLASS D
----------------------------------------------------------------------------------------------------------------
Total Maximum Sales Charge (Load)                                                     4.75%          2%      1%
----------------------------------------------------------------------------------------------------------------
  Maximum Sales Charge (Load) on Purchases (as a % of offering price)                 4.75%/(1)/     1%    none
----------------------------------------------------------------------------------------------------------------
  Maximum Contingent Deferred Sales Charge (Load) (CDSC) on Redemptions
  (as a % of original purchase price or current net asset value, whichever is less)    none/(1)/     1%      1%
----------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(as a percentage of average net assets)
----------------------------------------------------------------------------------------------------------------
Management Fees                                                                       0.50%       0.50%   0.50%
----------------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees                                              0.10%       1.00%   1.00%
----------------------------------------------------------------------------------------------------------------
Other Expenses                                                                        0.29%       0.29%   0.29%
----------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                  0.89%       1.79%   1.79%
----------------------------------------------------------------------------------------------------------------

-------------
(1)If you buy Class A shares for $1,000,000 or more you will not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                  1 YEAR       3 YEARS       5 YEARS       10 YEARS
                    ---------------------------------------------------------------------
                    Class A        $562         $745         $  945         $1,519
                    ---------------------------------------------------------------------
                    Class C         379          658          1,060          2,184
                    ---------------------------------------------------------------------
                    Class D         282          563            970          2,105
                    ---------------------------------------------------------------------

                    If you did not sell your shares at the end of each period, your costs would be:
                                  1 YEAR       3 YEARS       5 YEARS       10 YEARS
                    ---------------------------------------------------------------------
                    Class A        $562         $745         $  945         $1,519
                    ---------------------------------------------------------------------
                    Class C         280          658          1,060          2,184
                    ---------------------------------------------------------------------
                    Class D         182          563            970          2,105
                    ---------------------------------------------------------------------

Oregon Fund
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The Oregon Fund seeks to maximize income exempt from regular federal income taxes and from Oregon personal income taxes to the extent consistent with preservation of capital and with consideration given to opportunities for capital gain.

PRINCIPAL INVESTMENT STRATEGIES

The Oregon Fund uses the following strategies to pursue its investment objective:

The Oregon Fund invests at least 80% of its net assets in Oregon municipal securities rated investment-grade when purchased.

The Fund generally invests in long-term municipal bonds. The Fund favors investing in revenue bonds, which pay interest and principal from revenues derived from a particular facility or class of facilities. Revenue bonds generally offer a higher yield than general obligation bonds, the payment on which is secured by the general taxing power of the issuer.


In abnormal market conditions, the Fund may temporarily invest more than 20% of its net assets in taxable investment-grade fixed-income securities. Under these circumstances, the Fund may not achieve its investment objective.


SPECIFIC RISKS

In addition to the principal risks stated on pages 2 and 3 of this Prospectus, the Oregon Fund is subject to the following risks:


.. Because the Fund invests primarily in the securities of Oregon issuers, its performance may be negatively affected by local, state or regional factors, including, but not limited to, state or local legislation or policy changes, economic factors, natural disasters and terrorist attacks.



.. Oregon's economy continues to be affected by its declining technology, manufacturing, forest products and agricultural industries.


PAST PERFORMANCE

The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be lower. The average annual total returns presented in the table below the chart do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested. Past performance, before and after taxes, is not indicative of future investment results.


After-tax returns presented in the table are for Class A shares only. After-tax returns for Class C and Class D shares will vary due to differing fees and expenses. After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes on distributions and sale of Fund shares may be greater than other returns presented for the same periods due to tax benefits from losses realized on the sale of Fund shares.

Oregon Fund
--------------------------------------------------------------------------------

CLASS A ANNUAL TOTAL RETURNS - CALENDAR YEARS

                                    [CHART]

 1996   1997   1998    1999    2000    2001   2002   2003   2004   2005
 -----  -----  -----  ------  ------  -----  -----  ------  -----  -----
 3.81%  9.05%  6.09%  -3.95%  12.56%  4.38%  8.20%   4.37%  3.60%  3.00%



         Best calendar quarter return: 5.07% - quarter ended 12/31/00.



        Worst calendar quarter return: -1.78% - quarter ended 6/30/99.



AVERAGE ANNUAL TOTAL RETURNS - PERIODS ENDED 12/31/05



                                                                                 CLASS C
                                                                                  SINCE
                                                             ONE    FIVE   TEN  INCEPTION
                                                             YEAR   YEARS YEARS  5/27/99
-------------------------------------------------------------------------------------------
CLASS A
-------------------------------------------------------------------------------------------
Return before taxes                                         (1.84)% 3.69% 4.52%      n/a
-------------------------------------------------------------------------------------------
Return after taxes on distributions                         (1.87)  3.64  4.41       n/a
-------------------------------------------------------------------------------------------
Return after taxes on distributions and sale of Fund shares  0.17   3.74  4.46       n/a
-------------------------------------------------------------------------------------------
CLASS C                                                     (0.05)  3.52   n/a    3.59%
-------------------------------------------------------------------------------------------
CLASS D                                                      0.96   3.73  4.09       n/a
-------------------------------------------------------------------------------------------
LEHMAN BROTHERS MUNICIPAL BOND INDEX                         3.52   3.59  5.71    5.55/(1)/
-------------------------------------------------------------------------------------------

-------------
The Lehman Brothers Municipal Bond Index ("Lehman Index") is an unmanaged index that does not reflect any fees, sales charges or taxes and assumes the reinvestment of all distributions. The Lehman Index does not reflect state-specific bond market performance.
(1)From 5/28/99.

Oregon Fund
--------------------------------------------------------------------------------

FEES AND EXPENSES


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)                            CLASS A    CLASS C CLASS D
----------------------------------------------------------------------------------------------------------------
Total Maximum Sales Charge (Load)                                                     4.75%          2%      1%
----------------------------------------------------------------------------------------------------------------
  Maximum Sales Charge (Load) on Purchases (as a % of offering price)                 4.75%/(1)/     1%   none
----------------------------------------------------------------------------------------------------------------
  Maximum Contingent Deferred Sales Charge (Load) (CDSC) on Redemptions
  (as a % of original purchase price or current net asset value, whichever is less)   none/(1)/      1%      1%
----------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(as a percentage of average net assets)
----------------------------------------------------------------------------------------------------------------
Management Fees                                                                       0.50%       0.50%   0.50%
----------------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees                                              0.10%       1.00%   1.00%
----------------------------------------------------------------------------------------------------------------
Other Expenses                                                                        0.32%       0.32%   0.32%
----------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                  0.92%       1.82%   1.82%
----------------------------------------------------------------------------------------------------------------

-------------
(1)If you buy Class A shares for $1,000,000 or more you will not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                  1 YEAR       3 YEARS       5 YEARS       10 YEARS
                    ---------------------------------------------------------------------
                    Class A        $564         $754         $  960         $1,553
                    ---------------------------------------------------------------------
                    Class C         382          667          1,075          2,216
                    ---------------------------------------------------------------------
                    Class D         285          573            985          2,137
                    ---------------------------------------------------------------------

                    If you did not sell your shares at the end of each period, your costs would be:
                                  1 YEAR       3 YEARS       5 YEARS       10 YEARS
                    ---------------------------------------------------------------------
                    Class A        $564         $754         $  960         $1,553
                    ---------------------------------------------------------------------
                    Class C         283          667          1,075          2,216
                    ---------------------------------------------------------------------
                    Class D         185          573            985          2,137
                    ---------------------------------------------------------------------

Pennsylvania Fund
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The Pennsylvania Fund seeks high income exempt from regular federal income tax and Pennsylvania income taxes consistent with preservation of capital.

PRINCIPAL INVESTMENT STRATEGIES

The Pennsylvania Fund uses the following investment strategies to pursue its investment objective:

The Pennsylvania Fund invests at least 80% of its net assets in Pennsylvania municipal securities rated investment-grade when purchased. The Fund will ordinarily hold securities with maturities in excess of one year.

The Fund generally invests in long-term municipal bonds. The Fund favors investing in revenue bonds, which pay interest and principal from revenues derived from a particular facility or class of facilities. Revenue bonds generally offer a higher yield than general obligation bonds, the payment on which is secured by the general taxing power of the issuer.


In abnormal market conditions, the Fund may temporarily invest more than 20% of its net assets in taxable investment-grade fixed-income securities. Under these circumstances, the Fund may not achieve its investment objective.


SPECIFIC RISKS

In addition to the principal risks stated on pages 2 and 3 of this Prospectus, the Pennsylvania Fund is subject to the following risks:


.. Because the Fund invests primarily in the securities of Pennsylvania issuers, its performance may be negatively affected by local, state or regional factors, including, but not limited to, state or local legislation or policy changes, economic factors, natural disasters and terrorist attacks.


.. Pennsylvania and various of its political subdivisions, including the Philadelphia School District and the cities of Philadelphia, Pittsburgh and Scranton, have, in the past, encountered financial difficulties due to slowdowns in the pace of economic activity and other factors.

PAST PERFORMANCE

The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be lower. The average annual total returns presented in the table below the chart do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested. Past performance, before and after taxes, is not indicative of future investment results.


After-tax returns presented in the table are for Class A shares only. After-tax returns for Class C and Class D shares will vary due to differing fees and expenses. After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes on distributions and sale of Fund shares may be greater than other returns presented for the same periods due to tax benefits from losses realized on the sale of Fund shares.

Pennsylvania Fund
--------------------------------------------------------------------------------

CLASS A ANNUAL TOTAL RETURNS - CALENDAR YEARS

                                    [CHART]

 1996    1997   1998   1999    2000    2001   2002   2003    2004    2005
 -----  -----  -----  ------  ------  -----  -----  ------   -----   -----
 3.44%  8.70%  6.14%  -5.19%  12.98%  3.81%  9.31%   3.70%   2.47%   2.23%



         Best calendar quarter return: 5.28% - quarter ended 12/31/00.



        Worst calendar quarter return: -2.61% - quarter ended 6/30/04.



AVERAGE ANNUAL TOTAL RETURNS - PERIODS ENDED 12/31/05



                                                                                 CLASS C
                                                                                  SINCE
                                                             ONE    FIVE   TEN  INCEPTION
                                                             YEAR   YEARS YEARS  5/27/99
-------------------------------------------------------------------------------------------
CLASS A
-------------------------------------------------------------------------------------------
Return before taxes                                         (2.64)% 3.26% 4.14%      n/a
-------------------------------------------------------------------------------------------
Return after taxes on distributions                         (2.75)  3.17  3.99       n/a
-------------------------------------------------------------------------------------------
Return after taxes on distributions and sale of Fund shares (0.45)  3.29  4.06       n/a
-------------------------------------------------------------------------------------------
CLASS C                                                     (0.50)  3.26   n/a    3.32%
-------------------------------------------------------------------------------------------
CLASS D                                                      0.49   3.48  3.85       n/a
-------------------------------------------------------------------------------------------
LEHMAN BROTHERS MUNICIPAL BOND INDEX                         3.52   3.59  5.71    5.55/(1)/
-------------------------------------------------------------------------------------------

-------------
The Lehman Brothers Municipal Bond Index ("Lehman Index") is an unmanaged index that does not reflect any fees, sales charges, or taxes and assumes the reinvestment of all distributions. The Lehman Index does not reflect state-specific bond market performance.
(1)From 5/28/99.

Pennsylvania Fund
--------------------------------------------------------------------------------

FEES AND EXPENSES


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)                            CLASS A    CLASS C CLASS D
----------------------------------------------------------------------------------------------------------------
Total Maximum Sales Charge (Load)                                                     4.75%          2%      1%
----------------------------------------------------------------------------------------------------------------
  Maximum Sales Charge (Load) on Purchases (as a % of offering price)                 4.75%/(1)/     1%    none
----------------------------------------------------------------------------------------------------------------
  Maximum Contingent Deferred Sales Charge (Load) (CDSC) on Redemptions
  (as a % of original purchase price or current net asset value, whichever is less)    none/(1)/     1%      1%
----------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(as a percentage of average net assets)
----------------------------------------------------------------------------------------------------------------
Management Fees                                                                       0.50%       0.50%   0.50%
----------------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees                                              0.25%       1.00%   1.00%
----------------------------------------------------------------------------------------------------------------
Other Expenses                                                                        0.73%       0.73%   0.73%
----------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                  1.48%       2.23%   2.23%
----------------------------------------------------------------------------------------------------------------

-------------
(1)If you buy Class A shares for $1,000,000 or more you will not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


              1 YEAR       3 YEARS       5 YEARS       10 YEARS
---------------------------------------------------------------------
Class A        $618         $921         $1,245         $2,159
---------------------------------------------------------------------
Class C         423          790          1,283          2,639
---------------------------------------------------------------------
Class D         326          697          1,195          2,565
---------------------------------------------------------------------

If you did not sell your shares at the end of each period, your costs would be:
              1 YEAR       3 YEARS       5 YEARS       10 YEARS
---------------------------------------------------------------------
Class A        $618         $921         $1,245         $2,159
---------------------------------------------------------------------
Class C         324          790          1,283          2,639
---------------------------------------------------------------------
Class D         226          697          1,195          2,565
---------------------------------------------------------------------

South Carolina Fund
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The South Carolina Fund seeks to maximize income exempt from regular federal income taxes and from South Carolina personal income taxes to the extent consistent with preservation of capital and with consideration given to opportunities for capital gain.

PRINCIPAL INVESTMENT STRATEGIES
The South Carolina Fund uses the following investment strategies to pursue its investment objective:
The South Carolina Fund invests at least 80% of its net assets in South Carolina municipal securities rated investment-grade when purchased.
The Fund generally invests in long-term municipal bonds. The Fund favors investing in revenue bonds, which pay interest and principal from revenues derived from a particular facility or class of facilities. Revenue bonds generally offer a higher yield than general obligation bonds, the payment on which is secured by the general taxing power of the issuer.

In abnormal market conditions, the Fund may temporarily invest more than 20% of its net assets in taxable investment-grade fixed-income securities. Under these circumstances, the Fund may not achieve its investment objective.


SPECIFIC RISKS
In addition to the principal risks stated on pages 2 and 3 of this Prospectus, the South Carolina Fund is subject to the following risks:

.. Although South Carolina has not defaulted on its bonded debt since 1879, the State did experience certain budgeting difficulties in recent years from 1991 to 1993 and from the year 2000 to 2004. These difficulties did not affect the State's ability to pay its indebtedness, but did result in S&P lowering its rating on South Carolina general obligation bonds in 1993. The rating was restored to AAA in 1996. In 2005, S&P again lowered its rating on South Carolina general obligation bonds to AA+, primarily citing the overall economic climate in South Carolina. Moody's and Fitch Ratings maintained their ratings on South Carolina general obligation bonds of Aaa and AAA, respectively.


.. South Carolina had year-end deficits of $87.4 million, $149 million and $177 million for fiscal years 2001, 2002 and 2003, respectively. The deficit for fiscal year 2002 exhausted the State's General Reserve Fund. Appropriations to the General Reserve Fund made in fiscal year 2003 were applied to the reduction of the deficit at the end of fiscal year 2003.


.. South Carolina experienced further revenue shortfalls in the first two quarters of fiscal year 2004. In August 2003, the Capital Reserve Fund for fiscal year 2004 was sequestered and a 1% across the board reduction of General Fund appropriations implemented. As of December 15, 2003, Moody's assigned a negative outlook to the State's general obligation debt credit rating. The negative outlook remains in place.


..  Due to more positive financial results for fiscal years 2004 and 2005, South
   Carolina has eliminated the cumulative $177 million deficit and has fully restored the required balance in the General Reserve Fund.


.. South Carolina is currently considering various methods to reduce local ad valorem property taxes, and several bills have been pre-filed with the South Carolina General Assembly proposing to accomplish this reduction. Among other possibilities, the South Carolina General Assembly may completely or partially replace local ad valorem property taxes with a portion of the state-wide sales tax, and may limit the amount by which the assessed value of taxable property may increase from year to year. No assurance can be given that such proposals will not become effective, or as to the form that they may take. In the event that any such proposal were to become effective, it could materially, adversely affect the ability of South Carolina and its political subdivisions to repay their general obligation indebtedness.


PAST PERFORMANCE
The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be lower. The average annual total returns presented in the table below the chart do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested. Past performance, before and after taxes, is not indicative of future investment results.

After-tax returns presented in the table are for Class A shares only. After-tax returns for Class C and Class D shares will vary due to differing fees and expenses. After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes on distributions and sale of Fund shares may be greater than other returns presented for the same periods due to tax benefits from losses realized on the sale of Fund shares.

South Carolina Fund
--------------------------------------------------------------------------------

CLASS A ANNUAL TOTAL RETURNS - CALENDAR YEARS

                                    [CHART]

  1996   1997   1998   1999    2000    2001   2002   2003    2004    2005
 -----  -----  -----  ------  ------  -----  -----  ------   -----   -----
 3.93%  8.72%  5.73%  -5.59%  14.65%  3.80%  7.69%   5.50%   4.27%   3.32%



         Best calendar quarter return: 5.68% - quarter ended 12/31/00.



        Worst calendar quarter return: -2.38% - quarter ended 6/30/04.



AVERAGE ANNUAL TOTAL RETURNS - PERIODS ENDED 12/31/05



                                                                                 CLASS C
                                                                                  SINCE
                                                             ONE    FIVE   TEN  INCEPTION
                                                             YEAR   YEARS YEARS  5/27/99
-------------------------------------------------------------------------------------------
CLASS A
-------------------------------------------------------------------------------------------
Return before taxes                                         (1.60)% 3.88% 4.58%      n/a
-------------------------------------------------------------------------------------------
Return after taxes on distributions                         (1.60)  3.81  4.44       n/a
-------------------------------------------------------------------------------------------
Return after taxes on distributions and sale of Fund shares  0.27   3.88  4.49       n/a
-------------------------------------------------------------------------------------------
CLASS C                                                      0.42   3.78   n/a    3.85%
-------------------------------------------------------------------------------------------
CLASS D                                                      1.40   3.99  4.16       n/a
-------------------------------------------------------------------------------------------
LEHMAN BROTHERS MUNICIPAL BOND INDEX                         3.52   3.59  5.71    5.55/(1)/
-------------------------------------------------------------------------------------------

-------------
The Lehman Brothers Municipal Bond Index ("Lehman Index") is an unmanaged index that does not reflect any fees, sales charges or taxes and assumes the reinvestment of all distributions. The Lehman Index does not reflect state-specific bond market performance.
(1)From 5/28/99.

South Carolina Fund
--------------------------------------------------------------------------------

FEES AND EXPENSES


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)                            CLASS A    CLASS C CLASS D
----------------------------------------------------------------------------------------------------------------
Total Maximum Sales Charge (Load)                                                     4.75%          2%      1%
----------------------------------------------------------------------------------------------------------------
  Maximum Sales Charge (Load) on Purchases (as a % of offering price)                 4.75%/(1)/     1%    none
----------------------------------------------------------------------------------------------------------------
  Maximum Contingent Deferred Sales Charge (Load) (CDSC) on Redemptions
  (as a % of original purchase price or current net asset value, whichever is less)    none/(1)/     1%      1%
----------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
(as a percentage of average net assets)
----------------------------------------------------------------------------------------------------------------
Management Fees                                                                       0.50%       0.50%   0.50%
----------------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees                                              0.10%       1.00%   1.00%
----------------------------------------------------------------------------------------------------------------
Other Expenses                                                                        0.31%       0.31%   0.31%
----------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                  0.91%       1.81%   1.81%
----------------------------------------------------------------------------------------------------------------

-------------
(1)If you buy Class A shares for $1,000,000 or more you will not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

              1 YEAR       3 YEARS       5 YEARS       10 YEARS
---------------------------------------------------------------------
Class A        $563         $751         $  955         $1,541
---------------------------------------------------------------------
Class C         381          664          1,070          2,205
---------------------------------------------------------------------
Class D         284          569            980          2,127
---------------------------------------------------------------------

If you did not sell your shares at the end of each period, your costs would be:
              1 YEAR       3 YEARS       5 YEARS       10 YEARS
---------------------------------------------------------------------
Class A        $563         $751         $  955         $1,541
---------------------------------------------------------------------
Class C         282          664          1,070          2,205
---------------------------------------------------------------------
Class D         184          569            980          2,127
---------------------------------------------------------------------

Management of the Funds

A Board of Directors or Board of Trustees (as applicable) provides broad supervision over the affairs of each Fund.

J. & W. Seligman & Co. Incorporated ("Seligman"), 100 Park Avenue, New York, New York 10017, is the manager of each Fund. Seligman manages the investment of each Fund's assets, including making purchases and sales of portfolio securities consistent with each Fund's investment objective and strategies, and administers each Fund's business and other affairs.


Established in 1864, Seligman currently serves as manager to 24 US registered investment companies, which offer 58 investment portfolios with approximately $11.3 billion in assets as of December 31, 2005. Seligman also provides investment management or advice to institutional or other accounts having an aggregate value at December 31, 2005, of approximately $8.1 billion.



Each Fund pays Seligman a fee for its management services. For the fiscal year ended September 30, 2005, the fee for each Fund is equal to an annual rate of 0.50% of each Fund's average daily net assets. Seligman, at its discretion, has agreed to waive a portion of its fees so as to limit the per annum fee of the California High-Yield Fund and Florida Fund to 0.40% and 0.35%, respectively. Seligman may discontinue its fee waiver at any time.



A discussion regarding the basis for each Fund's Board of Directors' or Trustees', as applicable, approval of the investment management agreement between a Fund and Seligman is available in each Fund's Statement of Additional Information and will be made available annually in that Fund's semi-annual report, dated March 31.


PORTFOLIO MANAGEMENT

The Funds are managed by the Seligman Municipals Team, which is headed by Mr. Thomas G. Moles. Mr. Moles, a Director and Managing Director of Seligman, is Vice President and Co-Portfolio Manager of the Funds. He is also Executive Vice President and Co- Portfolio Manager of Seligman Quality Municipal Fund, Inc. and Seligman Select Municipal Fund, Inc., two closed-end investment companies.

Ms. Eileen A. Comerford, a Senior Vice President and Investment Officer of Seligman, is Co-Portfolio Manager of the Funds. She is also Vice President and Co-Portfolio Manager of Seligman Quality Municipal Fund, Inc. and Seligman Select Municipal Fund, Inc.


Mr. Moles and Ms. Comerford each have decision making authority with respect to the investments of the Funds, although, as team leader of the Seligman Municipals Team, Mr. Moles typically makes the final decision with respect to investments made by the Funds.



Each Fund's Statement of Additional Information provides additional information about the compensation of each Co-Portfolio Manager, other accounts managed by each Co-Portfolio Manager, and each Co-Portfolio Manager's ownership of securities of the Funds.



AFFILIATES OF SELIGMAN:
Seligman Advisors, Inc.:
Each Fund's general distributor, responsible for accepting orders for purchases and sales of Fund shares.

Seligman Services, Inc.:
A limited purpose broker/dealer; acts as the broker/dealer of record for shareholder accounts that do not have a designated broker or financial advisor.

Seligman Data Corp. ("SDC"):
Each Fund's shareholder service agent provides shareholder account services to the Funds at cost.

FREQUENTLY ASKED QUESTIONS ABOUT REGULATORY MATTERS


In late 2003, Seligman conducted an extensive internal review in response to public announcements concerning mutual fund trading practices. The following discussion has been prepared to provide shareholders with important information.


For purposes of this discussion, J. & W. Seligman & Co. Incorporated and its affiliates and related parties are referred to as "Seligman" or the "Manager," and the Seligman registered investment companies are referred to as the "Seligman Funds."
Q1.HAVE ANY SELIGMAN EMPLOYEES ENGAGED IN IMPROPER TRADING?


A. The Manager conducted an internal review of employee trading in shares of the Seligman Funds in the fall of 2003 and continues to monitor employee trading in the Seligman Funds. The Manager has not found any improper trading activity by Seligman employees.


Q2.DOES SELIGMAN HAVE ANY POLICIES RELATING TO EMPLOYEE INVESTMENT IN THE
   SELIGMAN FUNDS?

A. A majority of Seligman employees invest in the Seligman Funds, either directly or through the Seligman 401(k) plans. Trading by employees is monitored by the Manager's legal department and is subject to the Manager's Code of Ethics. In addition, unlike many 401(k) plans that permit daily trading, the Seligman 401(k) plans permit only weekly trading activity. All Seligman employees have been informed that excessive trading with respect to the Seligman Funds, or trading in the Seligman Funds based upon inside information, is inappropriate and may, in certain cases, be illegal. Employees who engage in inappropriate trading will be subject to disciplinary action, which may include termination of employment.

Q3.HAS SELIGMAN ENGAGED IN IMPROPER DISCLOSURE OF A FUND'S PORTFOLIO HOLDINGS?


A. The Manager has found no improprieties relating to the disclosure of a Fund's portfolio holdings. The Manager has not disclosed and does not disclose a Fund's portfolio holdings prior to public dissemination, unless such disclosure is made for legitimate business purposes and only if the Manager believes that such disclosure will not be detrimental to a Fund's interest. A description of the policies and procedures with respect to the disclosure of each Fund's portfolio securities is set forth in each Fund's Statement of Additional Information.


Q4.WHAT IS SELIGMAN'S POLICY WITH REGARD TO RECEIPT OF LATE TRADES (I.E., AFTER
   4:00 PM EASTERN TIME)?

A. Seligman does not accept late trades directly from Fund shareholders or prospective shareholders. The large majority of mutual fund trades submitted to Seligman are from broker-dealer firms and other financial intermediaries on behalf of their clients. These intermediaries have an obligation to ensure that trades submitted to the Seligman Funds after 4:00 pm on a trading day for that day's net asset value were, in fact, received by those entities by 4:00 pm on that day. This applies to all trades from intermediaries, including those that are transmitted electronically to Seligman after the market closes. Although the Seligman Funds and the Manager, like other mutual fund groups, cannot determine the time at which orders received through financial intermediaries were placed, the Manager expects mutual fund trades submitted to Seligman by financial intermediaries to comply with all applicable laws and regulations. Seligman has contacted every financial intermediary that offers, sells, or purchases shares of the Seligman Funds in order to remind all of them of their responsibility to have reasonable policies and procedures to ensure that they comply with their legal and contractual obligations.

   The Manager has found no instances of Fund shareholders engaging in late trading directly with the Seligman Funds. Seligman will cooperate with and support any governmental or regulatory investigation to identify and hold accountable any financial intermediary that has submitted orders in violation of applicable laws or regulations.

Q5.WHAT IS SELIGMAN'S POLICY REGARDING MARKET TIMING?


A. Seligman has policies and procedures in place to restrict trades that, in its judgment, could prove disruptive in the management of portfolios of the Seligman Funds. As part of the Manager's procedures, the Manager frequently rejects trades, issues warning letters, and prohibits accounts from making further exchanges. Since September 2003, when the first proceedings relating to trading practices within the mutual fund industry were publicly announced, Seligman has taken additional steps to strengthen its policies and procedures. A general description of the Seligman Funds' policies is set forth in each Fund's prospectus.


Q6.HAS SELIGMAN CONDUCTED AN INTERNAL REVIEW RELATING TO MARKET TIMING?


A. The Manager completed its internal review in the fall of 2003. As of September 2003, the Manager had one arrangement that permitted frequent trading. This arrangement was in the process of being closed down by the Manager before September 2003. Based on a review of the Manager's records for 2001 through 2003, the Manager identified three other arrangements that had permitted frequent trading in the Seligman Funds. All three had already been terminated prior to the end of September 2002. The results of the Manager's internal review were presented to the Independent Directors of the Seligman Funds. In order to resolve matters with the Independent Directors relating to the four arrangements, the Manager in May 2004 paid approximately $75,000 to Seligman Global Growth Fund, $300,000 to Seligman Global Smaller Companies Fund and $1.6 million to Seligman Global Technology Fund in recognition that these global investment funds presented some potential for time zone arbitrage. The amounts paid by the Manager represented less than 1/2 of 1% of each such Fund's net asset value as of the date such payments were made. In addition, with respect to Seligman Communications and Information Fund and notwithstanding that time zone arbitrage opportunities did not exist, the Manager, at the request of the Independent Directors, agreed to waive a portion of its management fee, amounting to five basis points (0.05%) per annum, for that Fund for a period of two years commencing on June 1, 2004.


Q7.DOES SELIGMAN DISCLOSE ITS INTERNAL MARKET TIMING CONTROL PROCEDURES?

A. Seligman's market timing control procedures are proprietary. The Manager believes that disclosing these procedures will reduce their effectiveness.

Q8.WHAT NEW PRACTICES ARE BEING CONSIDERED TO PREVENT MARKET TIMING ABUSES?


A. Like other members of the mutual fund industry, Seligman has considered, and continues to consider, numerous options, including the implementation of redemption fees. Seligman also has contacted every financial intermediary that offers, sells, or purchases shares of the Seligman Funds in order to inform all of them that they must have reasonable policies and procedures to ensure that they do not knowingly permit or facilitate excessive trading of the Seligman Funds or knowingly use or facilitate any methods designed to disguise such trading in the Seligman Funds.

Q9.IS SELIGMAN INVOLVED WITH ANY FEDERAL OR STATE INVESTIGATION RELATING TO
   MARKET TIMING OR LATE TRADING?




A. Since February 2004, Seligman has been in discussion with the New York staff of the SEC and the Office of the New York Attorney General ("Attorney General") in connection with their review of frequent trading in certain of the Seligman mutual funds. No late trading is involved. This review was apparently stimulated by Seligman's voluntary public disclosure of the foregoing arrangements in January 2004. In March 2005, negotiations to settle the matter were initiated by the New York staff of the SEC. After several months of negotiations, tentative agreement was reached, both with the New York staff of the SEC and the Attorney General, on the financial terms of a settlement. However, settlement discussions with the Attorney General ended when the Attorney General sought to impose operating conditions on Seligman that were unacceptable to Seligman, would have applied in perpetuity and were not requested or required by the SEC. Subsequently, the New York staff of the SEC indicated that, in lieu of moving forward under the terms of the tentative financial settlement, the staff was considering recommending to the Commissioners of the SEC the instituting of a formal action against Seligman. Seligman believes that any action would be both inappropriate and unnecessary, especially in light of the fact that Seligman previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Funds.



   Immediately after settlement discussions with the Attorney General ended, the Attorney General issued subpoenas to certain of the Seligman Funds and their directors. The subpoenas seek various Board materials and information relating to the deliberations of the Independent Directors as to the advisory fees paid by the Seligman mutual funds to Seligman. Seligman has objected to the Attorney General's seeking of such information and, on September 6, 2005, filed suit in federal district court seeking to enjoin the Attorney General from pursuing a fee inquiry. Seligman believes that the Attorney General's inquiry is improper because Congress has vested exclusive regulatory oversight of investment company advisory fees in the SEC.



   At the end of September 2005, the Attorney General indicated that it intends to file an action at some point in the future alleging, in substance, that Seligman permitted other persons to engage in frequent trading other than the arrangements described above and, as a result, the prospectus disclosure used by the Seligman Funds is and has been misleading. Seligman believes any such action would be without merit.



   Any resolution of these matters with regulatory authorities may include, but not be limited to, sanctions, penalties, injunctions regarding Seligman, restitution to mutual fund shareholders or changes in procedures. Any penalties or restitution will be paid by Seligman and not by the Seligman Funds.



   Seligman does not believe that the foregoing possible actions or any threatened legal actions should have a material adverse impact on Seligman or the Seligman Funds; however, there can be no assurance of this or that these matters and any related publicity will not result in reduced demand for shares of the Seligman Funds or other adverse consequences.


Q10.DOES SELIGMAN HAVE ANY MARKET TIMING ARRANGEMENTS AT THE CURRENT TIME?

A. Market timing arrangements in the Seligman Funds have been prohibited. In addition, Seligman has strengthened existing controls to discourage and help prevent market timing.






Q11.HAVE ANY EMPLOYEES BEEN DISCIPLINED IN CONNECTION WITH THE MANAGER'S
    OVERALL INTERNAL REVIEW?


A. One employee has left Seligman.

Shareholder Information

Deciding Which Class of Shares to Buy


Each of the Funds' Classes represent an interest in the same portfolio of investments. However, each Class has its own sales charge schedule, and its ongoing 12b-1 fees may differ from other Classes. When deciding which Class of shares to buy, you should consider, among other things:


..  The amount you plan to invest.

.. How long you intend to remain invested in a Fund, or another Seligman mutual fund.


.. If you would prefer to pay an initial sales charge and lower ongoing 12b-1 fees, or be subject to a CDSC (i.e., a deferred sales charge) and pay higher ongoing 12b-1 fees.


.. Whether you may be eligible for reduced or no sales charges when you buy or sell shares.


An authorized dealer or your financial advisor will be able to help you decide which Class of shares best meets your needs.


CLASS A
--------------------------------------------------------------------------------

..  Initial sales charge on Fund purchases, as set forth below:

                          SALES CHARGE AS A % OF SALES CHARGE AS A % OF REGULAR DEALER DISCOUNT
AMOUNT OF YOUR INVESTMENT  OFFERING PRICE/(1)/    NET AMOUNT INVESTED   AS A % OF OFFERING PRICE
------------------------------------------------------------------------------------------------
Less than $50,000                  4.75%                  4.99%                   4.25%
------------------------------------------------------------------------------------------------
$50,000 - $99,999                  4.00                   4.17                    3.50
------------------------------------------------------------------------------------------------
$100,000 - $249,999                3.50                   3.63                    3.00
------------------------------------------------------------------------------------------------
$250,000 - $499,999                2.50                   2.56                    2.25
------------------------------------------------------------------------------------------------
$500,000 - $999,999                2.00                   2.04                    1.75
------------------------------------------------------------------------------------------------
$1,000,000 and over/(2)/           0.00                   0.00                    0.00
------------------------------------------------------------------------------------------------

-------------
(1)"Offering Price" is the amount that you actually pay for Fund shares; it includes the initial sales charge.
(2)You will not pay an initial sales charge on purchases of $1 million or more, but you will be subject to a 1% CDSC if you sell your shares within 18 months.

..  Annual 12b-1 fee (for shareholder services) of up to 0.25%.

.. No initial sales charge on reinvested dividends or capital gain distributions.

INFORMATION REGARDING BREAKPOINT DISCOUNTS FOR CLASS A SHARES


Purchases of Class A shares by a "single person" may be eligible for the reduced initial sales charges ("Breakpoint Discounts") that are described above. For the purpose of the Breakpoint Discount thresholds, "single persons" includes individuals and immediate family members (i.e., husband, wife, and minor children), as well as designated fiduciaries, certain employee benefit plans and certain tax-exempt organizations. For more information about what constitutes a "single person", please consult the applicable Fund's Statement of Additional Information. "Single persons" may be eligible for Breakpoint Discounts under the following circumstances:

Discounts and Rights of Accumulation. Breakpoint Discounts contemplated above are available under a Seligman Group of Funds program referred to as "Rights of Accumulation." Under this program, reduced sales charges will apply if the sum of (i) the current amount being invested by a "single person" in Class A shares of a Fund and in Class A shares of other Seligman mutual funds (excluding Seligman Cash Management Fund), (ii) the current net asset value of the Class A shares and Class B shares of other Seligman mutual funds already owned by the "single person" other than Seligman Cash Management Fund (except as provided in (iii)) and (iii) the current net asset value of Class A shares of Seligman Cash Management Fund which were acquired by a "single person" through an exchange of Class A shares of another Seligman mutual fund, exceeds the Breakpoint Discount thresholds described for Class A shares above.



The value of the shares contemplated by items (ii) and (iii) above (collectively, the "Prior Owned Shares") will be taken into account only if SDC or the financial intermediary (if you are purchasing through a financial intermediary) is notified that there are holdings eligible for aggregation to meet the applicable Breakpoint Discount thresholds. If you are purchasing shares through a financial intermediary, you should consult with your intermediary to determine what information you will need to provide them in order to receive the Breakpoint Discounts to which you may be entitled. This information may include account records regarding shares eligible for aggregation that are held at any financial intermediary, as well as a social security or tax identification number. You may need to provide this information each time you purchase shares. In addition, certain financial intermediaries may prohibit you from aggregating investments in the Seligman Group if those investments are held in your accounts with a different intermediary or with SDC.


If you are dealing directly with SDC, you should provide SDC with account information for any shares eligible for aggregation. This information includes account records and a social security or tax identification number. You may need to provide this information each time you purchase shares.


Letter of Intent. A letter of intent allows you to purchase Class A shares over a 13-month period with the benefit of the Breakpoint Discounts discussed above, based on the total amount of Class A shares of a Fund that the letter states that you intend to purchase plus the current net asset value of the Prior Owned Shares. Reduced sales charges also may apply to purchases made within a 13-month period starting up to 90 days before the date of execution of a letter of intent. In connection with such arrangement, a portion of the shares you initially purchase will be held in escrow to provide for any sales charges that might result if you fail to purchase the amount of shares contemplated by the agreement assuming your purchases would not otherwise be eligible for Breakpoint Discounts. These shares will be released upon completion of the purchases contemplated by the letter of intent.



CDSCs. Purchases of Class A shares of $1 million or more under any of the programs discussed above are subject to a CDSC of 1% on redemptions made within 18 months of purchase, subject to certain limited exceptions set forth in the applicable Fund's Statement of Additional Information.



Additional Information. For more information regarding Breakpoint Discounts, please consult the applicable Fund's Statement of Additional Information. This information can also be found at www.seligman.com via a hyperlink that is designed to facilitate access to the information.




INFORMATION REGARDING SALES OF CLASS A SHARES AT NET ASSET VALUE


Class A shares of a Fund may be issued without a sales charge to present and former directors, trustees, officers, employees (and their respective family members) of a Fund, the other investment companies in the Seligman Group, Seligman, SDC and Seligman's affiliates.

Class A shares may also be issued without an initial sales charge to the following entities as further described in the applicable Fund's Statement of Additional Information: certain registered unit investment trusts; separate accounts established and maintained by certain insurance companies; registered representatives and employees (and their spouses and minor children) of any dealer or bank that has a sales agreement with the Funds' distributor; financial institution trust departments; certain registered investment advisers; accounts of certain financial institutions, authorized dealers or investment advisors that charge account management fees; pursuant to certain sponsored arrangements with organizations that make recommendations or permit solicitations of its employees, members or participants; other investment companies in the Seligman Group in connection with a deferred fee arrangement for outside Directors, or pursuant to a "fund of funds" arrangement; certain "eligible employee benefit plans"; those partners and employees of outside counsel to the Funds or their directors or trustees who regularly provide advice and services to the Funds, to other funds managed by Seligman, or to their directors or trustees; and in connection with sales pursuant to specified 401(k) programs.


If you are eligible to purchase Class A shares without a sales charge, you should inform your financial intermediary or SDC of such eligibility and be prepared to provide proof thereof.


For more information about those who can purchase shares of the Funds without a sales charge and other relevant information, please consult the applicable Fund's Statement of Additional Information. In addition, this information can be found at www.seligman.com via a hyperlink that is designed to facilitate access to the information.


CLASS C
--------------------------------------------------------------------------------

..  Initial sales charge on Fund purchases, as set forth below:

                          SALES CHARGE AS A % OF SALES CHARGE AS A % OF REGULAR DEALER DISCOUNT
AMOUNT OF YOUR INVESTMENT  OFFERING PRICE/(1)/    NET AMOUNT INVESTED   AS A % OF OFFERING PRICE
------------------------------------------------------------------------------------------------
   Less than $100,000              1.00%                  1.01%                   1.00%
------------------------------------------------------------------------------------------------
   $100,000 - $249,999             0.50                   0.50                    0.50
------------------------------------------------------------------------------------------------
   $250,000 - $999,999             0.00                   0.00                    0.00
------------------------------------------------------------------------------------------------

-------------
(1)"Offering Price" is the amount that you actually pay for Fund shares; it includes the initial sales charge.

..  A 1% CDSC on shares sold within eighteen months of purchase.

..  Annual 12b-1 fee (for distribution and shareholder services) of 1.00%.

.. No automatic conversion to Class A shares, so you will be subject to higher ongoing 12b-1 fees indefinitely.

.. No initial sales charge on reinvested dividends or capital gain distributions.

.. No CDSC when you sell shares purchased with reinvested dividends or capital gain distributions.

Your purchase of Class C shares must be for less than $1,000,000 because if you invest $1,000,000 or more you will pay less in fees and charges if you buy Class A shares.

When purchasing shares through certain financial intermediaries listed in the applicable Fund's Statement of Additional Information, investors may also buy Class C shares without an initial sales charge and with a 1% CDSC on shares sold within twelve months of purchase. Such intermediaries are known as Level Load Intermediaries.



In addition, in connection with the purchase of Class C shares by a "single person" (as defined above and in the applicable Fund's Statement of Additional Information), investors may be eligible for Breakpoint Discounts, as provided in the Class C sales charge schedule under the circumstances described above under the headings "Discounts and Rights of Accumulation" and "Letter of Intent". Amounts invested in Class A shares and Class C shares will not be aggregated for the purpose of determining eligibility for a Breakpoint Discount.


CLASS D*
--------------------------------------------------------------------------------

..  No initial sales charge on purchases.

..  A 1% CDSC on shares sold within one year of purchase.

..  Annual 12b-1 fee (for distribution and shareholder services) of 1.00%.

.. No automatic conversion to Class A shares, so you will be subject to higher ongoing 12b-1 fees indefinitely.

..  No CDSC when you sell shares purchased with reinvested dividends or capital gain distributions.
-------------

 *Class D shares are not available to all investors. You may purchase Class D shares only (1) if you already own Class D shares of a Fund or another Seligman mutual fund, (2) if your financial advisor of record maintains an omnibus account at SDC, or (3) pursuant to a 401(k) or other retirement plan program for which Class D shares are already available or for which the sponsor requests Class D shares because the sales charge structure of Class D shares is comparable to the sales charge structure of the other funds offered under the program.


--------------------------------------------------------------------------------


Seligman (as well as the Funds' distributor) may provide cash payments out of its own resources to financial intermediaries that sell shares of the Funds or otherwise provide services to the Funds. For more details regarding such payments, please consult the applicable Fund's Statement of Additional Information.



Each Fund has adopted a plan under Rule 12b-1 of the Investment Company Act of 1940, that allows each Class of a Fund to pay 12b-1 fees for the sale and distribution of its shares and/or for providing services to shareholders.


Because 12b-1 fees are paid out of each Class's assets on an ongoing basis, over time these fees will increase your investment expenses and may cost you more than other types of sales charges.

The Board of Directors or Trustees, as applicable, believes that no conflict of interest currently exists between a Fund's Class A, Class C and Class D shares. On an ongoing basis, the Directors or Trustees, in the exercise of their fiduciary duties under the Investment Company Act of 1940 and applicable state law, will seek to ensure that no such conflict arises.

HOW CDSCS ARE CALCULATED

To minimize the amount of the CDSC you may pay when you sell your shares, each Fund assumes that shares acquired through reinvested dividends and capital gain distributions (which are not subject to a CDSC) are sold first. Shares that have been in your account long enough so they are not subject to a CDSC are sold next. After these shares are exhausted, shares will be sold in the order they were purchased (earliest to latest). The amount of any CDSC that you pay will be based on the shares' original purchase price or current net asset value, whichever is less.


You will not pay a CDSC when you exchange shares of any Fund to buy shares of the same class of shares of any other Seligman mutual fund or when you exchange shares of another Seligman mutual fund to buy the same class of shares of a Fund. For the purpose of calculating the CDSC, when you exchange shares of a Fund for the same class of another Seligman mutual fund, it will be assumed that you held the shares of the other Seligman mutual fund since the date you purchased the shares of that Fund. Similarly, when you exchange shares of another Seligman mutual fund for shares of a Fund, it will be assumed that you held the shares of that Fund since the date you originally purchased shares of the other Seligman mutual fund.



The CDSC on Class A, Class C and Class D shares may be waived or reduced in the following instances: on redemptions following death or disability; in connection with certain distributions from certain retirement plans, 403(b) plans and 401(k) plans; in connection with shares sold to current and retired Directors/Trustees; in connection with shares sold to a governmental entity which is prohibited by applicable laws from paying sales charges and related fees; in connection with systematic withdrawals; in connection with participation in certain 401(k) Programs; on incidental redemptions to cover administrative expenses; on redemptions of shares initially purchased by an eligible employee benefit plan that are not in connection with a plan-level termination; and in the case of Class A shares purchased by certain institutional investors. For more information, please consult the applicable Fund's Statement of Additional Information or www.seligman.com.


Pricing of Fund Shares


When you buy or sell shares, you do so at the Class's net asset value ("NAV") next calculated after Seligman Advisors accepts your request. However, in some cases, the Funds have authorized certain financial intermediaries (and other persons designated by such financial intermediaries) to receive purchase and redemption orders on behalf of the Funds. In such instances, customer orders will be priced at the Class's NAV next calculated after the authorized financial intermediary (or other persons designated by such financial intermediary) receives the request. Any applicable sales charge will be added to the purchase price for Class A shares and Class C shares. However, Seligman Advisors may reject any request to purchase Fund shares under the circumstances discussed later in this Prospectus under the captions "Important Policies That May Affect Your Account" and "Frequent Trading of Fund Shares." Authorized financial intermediaries or their designees are responsible for forwarding your order in a timely manner.


  NAV: Computed separately for each Class of a Fund by dividing that Class's share of the value of the net assets of the Fund (i.e., its assets less liabilities) by the total number of outstanding shares of the Class.

If your buy or sell order is received by an authorized financial intermediary or its designee after the close of regular trading on the New York Stock Exchange ("NYSE"), the order will be executed at the Class's NAV calculated as of the close of regular trading on the next NYSE trading day. When you sell shares, you receive the Class's per share NAV, less any applicable CDSC.


The NAV of a Fund's shares is determined each day, Monday through Friday, on days that the NYSE is open for trading.

Securities owned by a Fund are valued at current market prices. If Seligman concludes that the most recently reported (or closing) price of a security held by a Fund is no longer valid or reliable, or such price is otherwise unavailable, Seligman will value the security at its fair value as determined in accordance with policies and procedures approved by the Fund's Board of Directors/Board of Trustees. The value of a security held by a Fund could be so determined in the event of, among other things, natural disasters, acts of terrorism, market disruptions, intra-day trading halts or extreme market volatility. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the prices used by other mutual funds to determine net asset value or the price that may be realized upon the actual sale of the security.


Opening Your Account

The Funds' shares are sold through authorized dealers or financial advisors who have sales agreements with Seligman Advisors. There are several programs under which you may be eligible for reduced sales charges or lower minimum investments. Ask an authorized dealer or your financial advisor if any of these programs apply to you. Class D shares are not available to all investors. For more information, see "Deciding Which Class of Shares to Buy--Class D."


To make your initial investment in a Fund, contact an authorized dealer or your financial advisor or complete an account application and send it with your check made payable to the applicable Fund or Funds directly to SDC at the address provided on the account application. Your check must be in US dollars and be drawn on a US bank. You may not use cash, checks made payable to cash, third party checks, traveler's checks or credit card convenience checks for investment. If you do not choose a Class, your investment will automatically be made in Class A shares.


The required minimum initial investments are:

..  Regular (non-retirement) accounts: $1,000

..  For accounts opened concurrently with Invest-A-Check(R):
 . $100 to open if you will be making monthly investments
 . $250 to open if you will be making quarterly investments

If you buy shares by check and subsequently sell the shares, SDC will not send your proceeds until your check clears, which could take up to 15 calendar days from the date of your purchase.


You will be sent a statement confirming your purchase and any subsequent transactions in your account. You will also be sent quarterly and annual statements detailing your transactions in a Fund and the other Seligman funds you own under the same account number. Duplicate quarterly account statements for the current year and duplicate annual statements for the most recent prior calendar year will be sent to you free of charge. Copies of year-end statements for prior years are available for a fee of $10 per year, per account, with a maximum charge of $150 per account. Send your request and a check for the fee to SDC at:



Seligman Data Corp.


P.O. Box 9759


Providence, RI 02940-9759



Share certificates representing shares of a Fund are no longer issued. Any further purchases of shares (whether by further subscription or in connection with the exercise of exchange privileges) will be recorded in book-entry form only. However, if a share certificate has been previously issued to a shareholder, the shareholder will be required to deliver the share certificate to SDC, as shareholder service agent, before a request for redemption or exchange of shares evidenced by that share certificate will be processed.


If you want to be able to buy, sell, or exchange shares by telephone, you should complete an application when you open your account. This will prevent you from having to complete a supplemental election form (which may require a medallion signature guarantee) at a later date.

How to Buy Additional Shares


After you have made your initial investment, there are many options available to make additional purchases of Fund shares.


Shares may be purchased through an authorized dealer or your financial advisor, or you may send a check directly to SDC. Please provide either an investment slip or a note that provides your name(s), Fund name and account number. Unless you indicate otherwise, your investment will be made in the Class you already own. Send investment checks to:

Seligman Data Corp.
P.O. Box 9766
Providence, RI 02940-9766

Your check must be in US dollars and be drawn on a US bank. You may not use cash, checks made payable to cash, third party checks, traveler's checks or credit card convenience checks for investment.

You may also use the following account services to make additional investments:


Invest-A-Check(R). You may buy Fund shares electronically from a savings or checking account of an Automated Clearing House ("ACH") member bank. If your bank is not a member of ACH, the Funds will debit your checking account by preauthorized checks. For accounts opened concurrently with Invest-A-Check(R), you must buy Fund shares at regular monthly intervals in fixed amounts of $100 or more, or regular quarterly intervals in fixed amounts of $250 or more. If you use Invest-A-Check(R), you must continue to make automatic investments until the Fund's minimum initial investment of $1,000 is met or your account may be closed. For accounts opened with $1,000 or more, Invest-A-Check(R) investments may be made for any amount.


Automatic Dollar-Cost-Averaging. If you have at least $5,000 in Seligman Cash Management Fund, you may exchange uncertificated shares of that Fund to buy shares of the same class of another Seligman mutual fund at regular monthly intervals in fixed amounts of $100 or more, or regular quarterly intervals in fixed amounts of $250 or more. If you exchange Class A shares or Class C shares, you may pay an initial sales charge to buy Fund shares.




Dividends From Other Investments. You may have your dividends from other companies invested in the Funds. (Dividend checks must include your name, account number, Fund name and class of shares.)


Direct Deposit. You may buy Fund shares electronically with funds from your employer, the IRS or any other institution that provides direct deposit. Call SDC for more information. The Fund may permit investments that are lower than the investment minimums described in this Prospectus for those employees whose employers permit investments in the Seligman Group of Funds via a direct deposit through a payroll deduction program.

How to Exchange Shares Among the Seligman Mutual Funds


You may sell Fund shares to buy shares of the same class of another Seligman mutual fund, or you may sell shares of another Seligman mutual fund to buy these Fund shares. Exchanges will be made at each fund's respective NAV. You will not pay an initial sales charge when you exchange, unless you exchange Class A shares or Class C shares of Seligman Cash Management Fund to buy shares of the same class of a Fund or another Seligman mutual fund. If you are exchanging shares subject to a CDSC, for purposes of determining CDSC holding periods, such shares will be exchanged pro rata based on the different times of purchase.



Only your dividend and capital gain distribution options and telephone services will be automatically carried over to any new fund. If you wish to carry over any other account options (for example, Invest-A-Check(R) or Systematic Withdrawals) to the new fund, you must specifically request so at the time of your exchange.


If you exchange into a new fund, you must exchange enough to meet the new fund's required minimum initial investment. Before making an exchange, contact an authorized dealer, your financial advisor or SDC to obtain the applicable fund prospectus(es). You should read and understand a fund's prospectus before investing. Some funds may not offer all classes of shares.


How to Sell Shares

The easiest way to sell Fund shares is by phone. If you have telephone services, you may be able to use this service to sell Fund shares. Restrictions apply to certain types of accounts. Please see "Important Policies That May Affect Your Account."


When you sell Fund shares by phone, a check for the proceeds is sent to your address of record. If you have current ACH bank information on file, you may have the proceeds of the sale of your Fund shares directly deposited into your bank account (typically, within 2 business days after your shares are sold).


You may sell shares to the Fund through an authorized dealer or your financial advisor. The Fund does not charge any fees or expenses, other than any applicable CDSC, for this transaction; however, the authorized dealer or financial advisor may charge a service fee. Contact an authorized dealer or your financial advisor for more information.


You may always send a written request to sell Fund shares; however, it may take longer to get your money. To protect you and the Funds, if your written redemption request is for $25,000 or more, SDC will seek telephone confirmation from you, an authorized dealer or your financial advisor before sending any money. If the proceeds are: (1) $50,000 or more; (2) to be paid to someone other than the account owner; (3) to be mailed to an address other than your address of record; (4) requested in connection with an address change; or (5) requested within 30 days of an address change on the account, then before sending any money, the Fund will require:


..  A signed, written redemption request;
..  Telephone confirmation; and
..  A medallion signature guarantee.


Telephone confirmations will not affect the date on which your redemption request is actually processed, but may delay the payment of proceeds.



  MEDALLION SIGNATURE GUARANTEE:


  Protects you and each Fund from fraud. It is an assurance that the signature is genuine. A Medallion Signature Guarantee from The New York Stock Exchange, Inc. Medallion Signature Guarantee Program, The Securities Transfer Agents Medallion Program or The Stock Exchanges Medallion Program are acceptable. These guarantees are the leading signature guarantee programs recognized by most major financial services associations throughout the United States and Canada, and are endorsed by the Securities Transfer Association. Non-medallion signature guarantees or notarization by a notary public are not acceptable forms of signature guarantees.



You may need to provide additional documents to sell Fund shares if you are:

..  a corporation;
..  an executor or administrator;
..  a trustee or custodian; or
..  in a retirement plan.

If your Fund shares are represented by certificates, you will need to surrender the certificates to SDC before you sell your shares.


Contact an authorized dealer, your financial advisor or SDC's Shareholder Services Department for information on selling your Fund shares under any of the above circumstances.


You may also use the following account services to sell Fund shares:


Systematic Withdrawal Plan. If you have at least $5,000 in a Fund, you may withdraw (sell) a fixed dollar amount (minimum of $50) of uncertificated shares at regular intervals. A check will be sent to you at your address of record or, if you have current ACH bank information on file, you may have your payments directly deposited to your predesignated bank account, typically within 2 business days after your shares are sold. If you bought $1,000,000 or more of Class A shares without an initial sales charge, your withdrawals may be subject to a 1% CDSC if they occur within 18 months of purchase. If you own Class C shares or Class D shares and reinvest your dividends and capital gain distributions, you may annually withdraw 10% of the value of your Fund account (at the time of election) without a CDSC.


Check Redemption Service. If you have at least $25,000 in a Fund, you may ask SDC to provide checks which may be drawn against your account. You can elect this service on your initial application or contact SDC for the appropriate forms to establish this service. If you own Class A shares that were bought at NAV because of the size of your purchase, check redemptions may be subject to a CDSC. If you own Class C or Class D shares, you may use this service only with respect to shares that you have held for at least eighteen months or one year, respectively.


Important Policies That May Affect Your Account

To protect you and other shareholders, each Fund reserves the right to:

.. Refuse an exchange request if the amount you wish to exchange equals or exceeds the lesser of $1,000,000 or 1% of a Fund's net assets;

..  Refuse any request to buy Fund shares;

..  Reject any request received by telephone;

..  Suspend or terminate telephone services;

..  Reject a medallion signature guarantee that SDC believes may be fraudulent;

.. Close your fund account if its value falls below $500, although the Funds generally will not close an account that falls below $500 as a result of a market decline. The Funds will notify you in writing at least 30 days before closing the account;


.. Close your account if it does not have a certified taxpayer identification number (this is your social security number for individuals); or


.. Request additional information to close your account to the extent required or permitted by applicable law or regulations, including those related to the prevention of money laundering.

Telephone Services
You, an authorized dealer or your financial advisor will be able to place the following requests by telephone, unless you indicate on your account application that you do not want telephone services:


.. Sell uncertificated shares (up to $50,000 per day, payable to account owner(s) and mailed to the address of record or if you have current ACH bank information on file, you may have your redemption proceeds directly deposited to your bank account);


..  Exchange shares between funds;

..  Change dividend and/or capital gain distribution options;

..  Change your address;

..  Establish systematic withdrawals to address of record.

If you do not complete an account application when you open your account, telephone services must be elected on a supplemental election form (which may require a medallion signature guarantee).

Restrictions apply to certain types of accounts:

.. Trust accounts on which the current trustee is not listed may not sell Fund shares by phone;

..  Corporations may not sell Fund shares by phone;

..  IRAs may only exchange Fund shares or request address changes by phone;

.. Group retirement plans may not sell Fund shares by phone; plans that allow participants to exchange by phone must provide a letter of authorization signed by the plan custodian or trustee and provide a supplemental election form signed by all plan participants.

Unless you have current ACH bank information on file, you will not be able to sell Fund shares by phone within 30 days following an address change.

Your telephone request must be communicated to an SDC representative. You may not request any phone transactions via the automated access line.

You may cancel telephone services at any time by sending a written request to SDC. Each account owner, by accepting or adding telephone services, authorizes each of the other owners to make requests by phone. An authorized dealer or your financial advisor may not establish telephone services without your written authorization. SDC will send written confirmation to the address of record when telephone services are added or terminated.

During times of heavy call volume, you may not be able to get through to SDC by phone to request a sale or exchange of Fund shares. In this case, you may need to send written instructions, and it may take longer for your request to be processed. A Fund's NAV may fluctuate during this time.

The Funds and SDC will not be liable for processing requests received by phone as long as it was reasonable to believe that the request was genuine. The Funds and SDC will employ reasonable procedures to confirm whether instructions received by telephone are genuine, and, if they do not, they may be liable for any losses due to unauthorized or fraudulent instructions.

Reinstatement Privilege

If you sell Fund shares, you may elect, within 120 calendar days, to use part or all of the proceeds to buy shares of a Fund or another Seligman mutual fund (reinstate your investment) without paying an initial sales charge or, if you paid a CDSC when you sold your shares, receiving a credit for the applicable CDSC paid. This privilege may be exercised only once each calendar year. Contact an authorized dealer or your financial advisor for more information. You should consult your tax advisor concerning possible tax consequences of exercising this privilege.


Frequent Trading of Fund Shares


As a matter of policy, each Fund discourages frequent trading of its shares. In this regard, the Board of Directors/Trustees of each of the Seligman Municipal Fund Series, Seligman Municipal Series Trust, the New Jersey Fund and the Pennsylvania Fund has adopted written policies and procedures that, subject to the limitations set forth below, are designed to deter frequent trading that may be disruptive to the management of a Fund's portfolio. If any Fund, Seligman Advisors (the Funds' distributor) or SDC (the Funds' shareholder service agent) (referred to collectively below as the "Seligman Parties") determine that you have exchanged more than twice from a Fund in any three-month period, you will not be permitted to engage in further exchange activity in such Fund for 90 days. The Seligman Parties may under certain circumstances also refuse initial or additional purchases of a Fund's shares by any person for any reason, including if that person is believed to be engaging, or suspected of engaging, in trading of fund shares in excess of the guidelines noted above. In addition, the Seligman Parties may under certain circumstances refuse to accept exchange requests for accounts of any person that has had a previous pattern (even if involving a different fund in the Seligman Group) of trading in excess of the guidelines noted above. Furthermore, if you purchase shares of a Fund through a financial intermediary, your ability to purchase or exchange shares of a Fund could be limited if your account is associated with a person (e.g., broker or financial advisor) previously identified by the Seligman Parties as engaging in trading activity in excess of the guidelines noted above. The Funds' policies do not permit exceptions to be granted, and the policies are, to the extent possible, applied uniformly to all accounts where beneficial ownership has been ascertained.


Shareholders and their financial intermediaries seeking to engage in excessive trading practices may deploy a variety of strategies to avoid detection, and, despite the efforts of the Seligman

Parties to prevent excessive trading, there is no guarantee that the Seligman Parties will be able to identify such shareholders or curtail their trading practices. The ability of the Seligman Parties to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations and hindered by financial intermediaries purposefully or unwittingly facilitating these practices. In addition, each Fund receives purchase, exchange and redemption orders through financial intermediaries, some of whom hold shares through omnibus accounts, and the Seligman Parties will not, under most circumstances, know of or be able to reasonably detect excessive trading which may occur through these financial intermediaries. Omnibus account arrangements and their equivalents (e.g., bank trust accounts and retirement plans) are a common form of holding shares of funds by many brokers, banks and retirement plan administrators. These arrangements often permit the financial intermediary to aggregate many client transactions and ownership positions and provide each Fund with combined purchase and redemption orders. In these circumstances, the Seligman Parties may not know the identity of particular shareholders or beneficial owners or whether particular purchase or sale orders were placed by the same shareholder or beneficial owner. A substantial percentage of shares of each Fund may be held through omnibus accounts and their equivalents.


To the extent that the efforts of the Seligman Parties are unable to eliminate excessive trading practices in a Fund, these practices may interfere with the efficient management of such Fund's portfolio, hinder such Fund's ability to pursue its investment objective and may reduce the returns of long-term shareholders. Additionally, these practices may result in a Fund engaging in certain activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit to a greater extent and engaging in additional portfolio transactions. Increased portfolio transactions and use of the line of credit could correspondingly increase a Fund's operating costs and decrease a Fund's investment performance. Maintenance of a higher level of cash balances necessary to meet frequent redemptions could likewise result in lower Fund investment performance during periods of rising markets.


Dividends and Capital Gain Distributions


Each Fund generally declares dividends from its net investment income daily and pays dividends monthly. The Funds distribute any net capital gains realized on investments annually. It is expected that the Funds' distributions will be primarily income dividends. The Colorado Fund has a capital loss carryforward that is available for offset against future net capital gains, expiring in 2012. The National Fund and Georgia Fund have substantial capital loss carryforwards that are available for offset against future net capital gains, expiring in various amounts through 2013. Accordingly, no capital gains distributions are expected to be paid to shareholders of these Funds until net capital gains have been realized in excess of the available capital loss carryforwards.


You may elect to:

(1)reinvest both dividends and capital gain distributions;

(2)receive dividends in cash and reinvest capital gain distributions; or

(3)receive both dividends and capital gain distributions in cash.

Your dividends and capital gain distributions will be reinvested if you do not instruct otherwise.


If you want to change your election, you may write to SDC at P.O. Box 9759, Providence, RI 02940-9759, or, if you have telephone services, you, an authorized dealer or your financial advisor may call SDC. Your request must be received by SDC before the record date to be effective for that dividend or capital gain distribution.



Dividends or capital gain distributions that are not reinvested will be sent by check to your address of record or, if you have current ACH bank information on file, directly deposited into your predesignated bank account, typically within 2 business days from the payable date.



  DIVIDEND:
  A payment by a mutual fund, usually derived from the fund's net investment income (dividends and interest earned on portfolio securities less expenses).

  CAPITAL GAIN DISTRIBUTION:
  A payment to mutual fund shareholders which represents profits realized on the sale of securities in a Fund's portfolio.

  EX-DIVIDEND DATE:
  The day on which any declared distributions (dividends or capital gains) are deducted from the Fund's assets before it calculates its NAV.


Dividends and capital gain distributions are reinvested to buy additional Fund shares on the payable date using the NAV of the payable date.

Dividends on Class C shares and Class D shares will be lower than the dividends on Class A shares as a result of their higher 12b-1 fees. Capital gain distributions, if any, will be paid in the same amount for each Class.

Taxes

Each Fund intends to pay dividends that are primarily exempt from regular federal income taxes and (except for National Fund) regular personal income taxes in its respective state. A Fund may invest a portion of its assets in securities that generate income that is not exempt from federal or state income tax. Accordingly, a portion of dividends paid by the Funds that are not otherwise exempt generally are taxable to you as ordinary income. Income exempt from federal tax may be subject to state and local tax.

Any capital gains distributed by a Fund may be taxable, whether you take them in cash or reinvest them to buy additional Fund shares. Capital gains may be taxed at different rates depending on the length of time a Fund holds its assets.

When you sell Fund shares, any gain or loss you realize will generally be treated as a long-term capital gain or loss if you held your shares for more than one year, or as a short-term capital gain or loss if you held your shares for one year or less. However, if you sell Fund shares on which an exempt interest dividend is paid and you held the shares for six months or less, any loss you realize will be disallowed to the extent of the exempt interest dividend. Further, if you sell Fund shares on which a long-term capital gain distribution has been received and you held the shares for six months or less, any loss you realize, to the extent not disallowed pursuant to the immediate preceding sentence, will be treated as a long-term capital loss to the extent of the long-term capital gain distribution.

An exchange of Fund shares is a sale and may result in a gain or loss for federal income tax purposes.

Each January, you will be sent information on the tax status of any distributions made during the previous calendar year. If you would like more specific information on the possible tax consequences of investing in a particular Fund, you should read that Fund's Statement of Additional Information. However, because each shareholder's situation is unique, you should always consult your tax advisor concerning the effect income taxes may have on your individual investment.

Financial Highlights


The tables below are intended to help you understand the financial performance of each Fund's classes for the periods presented. Certain information reflects financial results for a single share of a class that was held throughout the periods shown. "Total Return" shows the rate that you would have earned (or lost) on an investment in each of the Fund's classes, assuming you reinvested all of your dividends and capital gain distributions. Total returns do not reflect any sales charges or taxes investors may incur on distributions or on the redemption of shares. Deloitte & Touche LLP, Independent Registered Public Accounting Firm, has audited this information. Their Reports, along with the Funds' financial statements, are included in each Fund's Annual Report, which is available upon request.


NATIONAL FUND


                                                                    YEAR ENDED SEPTEMBER 30,
                                                          --------------------------------------------
CLASS A                                                       2005     2004     2003   2002OO     2001
------------------------------------------------------------------------------------------------------
PER SHARE DATA:*
------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                        $  7.97  $  7.98  $  8.05  $  7.98  $  7.65
------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                      0.34     0.34     0.33     0.37     0.37
------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments    (0.09)   (0.01)   (0.07)    0.06     0.33
------------------------------------------------------------------------------------------------------
Total from investment operations                             0.25     0.33     0.26     0.43     0.70
------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                      (0.34)   (0.34)   (0.33)   (0.36)   (0.37)
------------------------------------------------------------------------------------------------------
  Distributions from net realized capital gain                 --       --       --       --       --
------------------------------------------------------------------------------------------------------
Total distributions                                         (0.34)   (0.34)   (0.33)   (0.36)   (0.37)
------------------------------------------------------------------------------------------------------
Net asset value, end of year                              $  7.88  $  7.97  $  7.98  $  8.05  $  7.98
------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                3.18%    4.16%    3.29%    5.62%    9.36%
------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                    $67,861  $73,970  $86,905  $89,243  $89,117
------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                     0.94%    0.91%    0.95%    0.89%    0.91%
------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets        4.29%    4.22%    4.14%    4.64%    4.74%
------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                     4.55%       --    7.04%    6.97%   20.58%
------------------------------------------------------------------------------------------------------

-------------

See footnotes on page 106.

                                                                  YEAR ENDED SEPTEMBER 30,
                                                          ----------------------------------------
CLASS C                                                      2005    2004    2003  2002OO     2001
--------------------------------------------------------------------------------------------------
PER SHARE DATA:*
--------------------------------------------------------------------------------------------------
Net asset value, beginning of year                        $ 7.97  $ 7.98  $ 8.05  $ 7.98  $  7.65
--------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                     0.27    0.26    0.26    0.30     0.30
--------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments   (0.09)  (0.01)  (0.07)   0.06     0.33
--------------------------------------------------------------------------------------------------
Total from investment operations                            0.18    0.25    0.19    0.36     0.63
--------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                     (0.27)  (0.26)  (0.26)  (0.29)   (0.30)
--------------------------------------------------------------------------------------------------
  Distributions from net realized capital gains               --      --      --      --       --
--------------------------------------------------------------------------------------------------
Total distributions                                        (0.27)  (0.26)  (0.26)  (0.29)   (0.30)
--------------------------------------------------------------------------------------------------
Net asset value, end of year                              $ 7.88  $ 7.97  $ 7.98  $ 8.05  $  7.98
--------------------------------------------------------------------------------------------------
TOTAL RETURN                                               2.25%   3.23%   2.36%   4.67%    8.38%
--------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                    $2,998  $3,503  $5,446  $5,903  $ 3,029
--------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                    1.84%   1.81%   1.85%   1.79%    1.81%
--------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets       3.39%   3.32%   3.24%   3.74%    3.84%
--------------------------------------------------------------------------------------------------
Portfolio turnover rate                                    4.55%      --   7.04%   6.97%   20.58%
--------------------------------------------------------------------------------------------------

                                                                  YEAR ENDED SEPTEMBER 30,
                                                          ----------------------------------------
CLASS D                                                      2005    2004    2003  2002OO     2001
--------------------------------------------------------------------------------------------------
PER SHARE DATA:*
--------------------------------------------------------------------------------------------------
Net asset value, beginning of year                        $ 7.97  $ 7.98  $ 8.05  $ 7.98  $  7.65
--------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                     0.27    0.26    0.26    0.30     0.30
--------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments   (0.09)  (0.01)  (0.07)   0.06     0.33
--------------------------------------------------------------------------------------------------
Total from investment operations                            0.18    0.25    0.19    0.36     0.63
--------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                     (0.27)  (0.26)  (0.26)  (0.29)   (0.30)
--------------------------------------------------------------------------------------------------
  Distributions from net realized capital gains               --      --      --      --       --
--------------------------------------------------------------------------------------------------
Total distributions                                        (0.27)  (0.26)  (0.26)  (0.29)   (0.30)
--------------------------------------------------------------------------------------------------
Net asset value, end of year                              $ 7.88  $ 7.97  $ 7.98  $ 8.05  $  7.98
--------------------------------------------------------------------------------------------------
TOTAL RETURN                                               2.25%   3.23%   2.36%   4.67%    8.38%
--------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                    $1,600  $1,799  $2,942  $4,059  $ 3,547
--------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                    1.84%   1.81%   1.85%   1.79%    1.81%
--------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets       3.39%   3.32%   3.24%   3.74%    3.84%
--------------------------------------------------------------------------------------------------
Portfolio turnover rate                                    4.55%      --   7.04%   6.97%   20.58%
--------------------------------------------------------------------------------------------------

-------------

See footnotes on page 106.

CALIFORNIA HIGH-YIELD FUND


                                                                   YEAR ENDED SEPTEMBER 30,
                                                          -------------------------------------------
CLASS A                                                      2005     2004     2003   2002OO     2001
-----------------------------------------------------------------------------------------------------
PER SHARE DATA:*
-----------------------------------------------------------------------------------------------------
Net asset value, beginning of year                        $  6.65 $  6.59  $  6.74  $  6.63  $  6.33
-----------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                      0.26    0.28     0.28     0.29     0.30
-----------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments     0.04    0.06    (0.12)    0.13     0.30
-----------------------------------------------------------------------------------------------------
Total from investment operations                             0.30    0.34     0.16     0.42     0.60
-----------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                     (0.26)   (0.27)   (0.28)   (0.29)   (0.30)
-----------------------------------------------------------------------------------------------------
  Distributions from net realized capital gains            (0.07)   (0.01)   (0.03)   (0.02)      --
-----------------------------------------------------------------------------------------------------
Total distributions                                        (0.33)   (0.28)   (0.31)   (0.31)   (0.30)
-----------------------------------------------------------------------------------------------------
Net asset value, end of year                              $  6.62 $  6.65  $  6.59  $  6.74  $  6.63
-----------------------------------------------------------------------------------------------------
TOTAL RETURN                                                4.63%   5.30%    2.48%    6.50%    9.74%
-----------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                    $31,432 $34,315  $38,798  $51,011  $50,239
-----------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                     0.92%   0.90%    0.88%    0.84%    0.70%
-----------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets        3.97%   4.20%    4.24%    4.41%    4.69%
-----------------------------------------------------------------------------------------------------
Portfolio turnover rate                                     1.47%      --    4.43%   11.72%    2.95%
-----------------------------------------------------------------------------------------------------
Without management fee waiver:**
-----------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                     1.02%   1.00%    0.98%    0.94%    0.95%
-----------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets        3.87%   4.10%    4.14%    4.31%    4.44%
-----------------------------------------------------------------------------------------------------

                                                                   YEAR ENDED SEPTEMBER 30,
                                                          -------------------------------------------
CLASS C                                                      2005     2004     2003   2002OO     2001
-----------------------------------------------------------------------------------------------------
PER SHARE DATA:*
-----------------------------------------------------------------------------------------------------
Net asset value, beginning of year                        $  6.66 $  6.60  $  6.75  $  6.64  $  6.34
-----------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                      0.20    0.22     0.22     0.23     0.25
-----------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments     0.04    0.06    (0.12)    0.13     0.30
-----------------------------------------------------------------------------------------------------
Total from investment operations                             0.24    0.28     0.10     0.36     0.55
-----------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                     (0.20)   (0.21)   (0.22)   (0.23)   (0.25)
-----------------------------------------------------------------------------------------------------
  Distributions from net realized capital gains            (0.07)   (0.01)   (0.03)   (0.02)      --
-----------------------------------------------------------------------------------------------------
Total distributions                                        (0.27)   (0.22)   (0.25)   (0.25)   (0.25)
-----------------------------------------------------------------------------------------------------
Net asset value, end of year                              $  6.63 $  6.66  $  6.60  $  6.75  $  6.64
-----------------------------------------------------------------------------------------------------
TOTAL RETURN                                                3.69%   4.35%    1.56%    5.57%    8.74%
-----------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                    $ 2,475 $ 2,964  $ 3,482  $ 3,457  $ 3,293
-----------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                     1.82%   1.80%    1.78%    1.74%    1.60%
-----------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets        3.07%   3.30%    3.34%    3.51%    3.79%
-----------------------------------------------------------------------------------------------------
Portfolio turnover rate                                     1.47%      --    4.43%   11.72%    2.95%
-----------------------------------------------------------------------------------------------------
Without management fee waiver:**
-----------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                     1.92%   1.90%    1.88%    1.84%    1.85%
-----------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets        2.97%   3.20%    3.24%    3.41%    3.54%
-----------------------------------------------------------------------------------------------------

-------------

See footnotes on page 106.

                                                                    YEAR ENDED SEPTEMBER 30,
                                                          --------------------------------------------
CLASS D                                                      2005      2004     2003   2002OO     2001
------------------------------------------------------------------------------------------------------
PER SHARE DATA:*
------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                        $ 6.66  $   6.60  $  6.75  $  6.64  $  6.34
------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                     0.20      0.22     0.22     0.23     0.25
------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments    0.04      0.06    (0.12)    0.13     0.30
------------------------------------------------------------------------------------------------------
Total from investment operations                            0.24      0.28     0.10     0.36     0.55
------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                     (0.20)    (0.21)   (0.22)   (0.23)   (0.25)
------------------------------------------------------------------------------------------------------
  Distributions from net realized capital gains            (0.07)    (0.01)   (0.03)   (0.02)      --
------------------------------------------------------------------------------------------------------
Total distributions                                        (0.27)    (0.22)   (0.25)   (0.25)   (0.25)
------------------------------------------------------------------------------------------------------
Net asset value, end of year                              $ 6.63  $   6.66  $  6.60  $  6.75  $  6.64
------------------------------------------------------------------------------------------------------
TOTAL RETURN                                               3.69%     4.35%    1.56%    5.57%    8.74%
------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                    $2,988  $  2,519  $ 4,832  $ 5,419  $ 5,938
------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                    1.82%     1.80%    1.78%    1.74%    1.60%
------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets       3.07%     3.30%    3.34%    3.51%    3.79%
------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                    1.47%        --    4.43%   11.72%    2.95%
------------------------------------------------------------------------------------------------------
Without management fee waiver:**
------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                    1.92%     1.90%    1.88%    1.84%    1.85%
------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets       2.97%     3.20%    3.24%    3.41%    3.54%
------------------------------------------------------------------------------------------------------


CALIFORNIA QUALITY FUND


                                                                    YEAR ENDED SEPTEMBER 30,
                                                          --------------------------------------------
CLASS A                                                       2005     2004     2003   2002OO     2001
------------------------------------------------------------------------------------------------------
PER SHARE DATA:*
------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                        $  6.89  $  6.88  $  7.04  $  6.90  $  6.53
------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                      0.28     0.28     0.27     0.29     0.30
------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments    (0.02)      --    (0.16)    0.20     0.39
------------------------------------------------------------------------------------------------------
Total from investment operations                             0.26     0.28     0.11     0.49     0.69
------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                      (0.27)   (0.27)   (0.27)   (0.29)   (0.30)
------------------------------------------------------------------------------------------------------
  Distributions from net realized capital gains             (0.09)      --       --    (0.06)   (0.02)
------------------------------------------------------------------------------------------------------
Total distributions                                         (0.36)   (0.27)   (0.27)   (0.35)   (0.32)
------------------------------------------------------------------------------------------------------
Net asset value, end of year                              $  6.79  $  6.89  $  6.88  $  7.04  $  6.90
------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                3.90%    4.23%    1.63%    7.29%   10.72%
------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                    $47,186  $51,395  $61,566  $74,713  $74,585
------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                     0.94%    0.93%    0.93%    0.87%    0.87%
------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets        4.04%    4.06%    3.96%    4.23%    4.42%
------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                        --    0.86%    1.43%    6.40%   19.83%
------------------------------------------------------------------------------------------------------

-------------

See footnotes on page 106.

                                                                  YEAR ENDED SEPTEMBER 30,
                                                          ----------------------------------------
CLASS C                                                      2005    2004    2003  2002OO     2001
--------------------------------------------------------------------------------------------------
PER SHARE DATA:*
--------------------------------------------------------------------------------------------------
Net asset value, beginning of year                        $ 6.87  $ 6.85  $ 7.01  $ 6.88  $  6.51
--------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                     0.21    0.22    0.21    0.23     0.24
--------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments   (0.02)   0.01   (0.16)   0.18     0.39
--------------------------------------------------------------------------------------------------
Total from investment operations                            0.19    0.23    0.05    0.41     0.63
--------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                     (0.21)  (0.21)  (0.21)  (0.22)   (0.24)
--------------------------------------------------------------------------------------------------
  Distributions from net realized capital gains            (0.09)     --      --   (0.06)   (0.02)
--------------------------------------------------------------------------------------------------
Total distributions                                        (0.30)  (0.21)  (0.21)  (0.28)   (0.26)
--------------------------------------------------------------------------------------------------
Net asset value, end of year                              $ 6.76  $ 6.87  $ 6.85  $ 7.01  $  6.88
--------------------------------------------------------------------------------------------------
TOTAL RETURN                                               2.84%   3.46%   0.72%   6.20%    9.81%
--------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                    $3,259  $4,783  $5,772  $5,067  $ 1,952
--------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                    1.84%   1.83%   1.83%   1.77%    1.77%
--------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets       3.13%   3.16%   3.06%   3.33%    3.52%
--------------------------------------------------------------------------------------------------
Portfolio turnover rate                                       --   0.86%   1.43%   6.40%   19.83%
--------------------------------------------------------------------------------------------------

                                                                  YEAR ENDED SEPTEMBER 30,
                                                          ----------------------------------------
CLASS D                                                      2005    2004    2003  2002OO     2001
--------------------------------------------------------------------------------------------------
PER SHARE DATA:*
--------------------------------------------------------------------------------------------------
Net asset value, beginning of year                        $ 6.87  $ 6.85  $ 7.01  $ 6.88  $  6.51
--------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                     0.21    0.22    0.21    0.23     0.24
--------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments   (0.02)   0.01   (0.16)   0.18     0.39
--------------------------------------------------------------------------------------------------
Total from investment operations                            0.19    0.23    0.05    0.41     0.63
--------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                     (0.21)  (0.21)  (0.21)  (0.22)   (0.24)
--------------------------------------------------------------------------------------------------
  Distributions from net realized capital gains            (0.09)     --      --   (0.06)   (0.02)
--------------------------------------------------------------------------------------------------
Total distributions                                        (0.30)  (0.21)  (0.21)  (0.28)   (0.26)
--------------------------------------------------------------------------------------------------
Net asset value, end of year                              $ 6.76  $ 6.87  $ 6.85  $ 7.01  $  6.88
--------------------------------------------------------------------------------------------------
TOTAL RETURN                                               2.84%   3.46%   0.72%   6.20%    9.81%
--------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                    $1,022  $1,306  $1,512  $1,956  $ 3,344
--------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                    1.84%   1.83%   1.83%   1.77%    1.77%
--------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets       3.13%   3.16%   3.06%   3.33%    3.52%
--------------------------------------------------------------------------------------------------
Portfolio turnover rate                                       --   0.86%   1.43%   6.40%   19.83%
--------------------------------------------------------------------------------------------------

-------------

See footnotes on page 106.

COLORADO FUND


                                                                    YEAR ENDED SEPTEMBER 30,
                                                          --------------------------------------------
CLASS A                                                       2005     2004     2003   2002OO     2001
------------------------------------------------------------------------------------------------------
PER SHARE DATA:*
------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                        $  7.66  $  7.63  $  7.69  $  7.47  $  7.02
------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                      0.31     0.31     0.31     0.32     0.34
------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments    (0.01)    0.03    (0.06)    0.23     0.45
------------------------------------------------------------------------------------------------------
Total from investment operations                             0.30     0.34     0.25     0.55     0.79
------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                      (0.31)   (0.31)   (0.30)   (0.32)   (0.34)
------------------------------------------------------------------------------------------------------
  Distributions from net realized capital gains                --       --    (0.01)   (0.01)      --
------------------------------------------------------------------------------------------------------
Total distributions                                         (0.31)   (0.31)   (0.31)   (0.33)   (0.34)
------------------------------------------------------------------------------------------------------
Net asset value, end of year                              $  7.65  $  7.66  $  7.63  $  7.69  $  7.47
------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                3.93%    4.49%    3.38%    7.60%   11.44%
------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                    $35,058  $36,025  $38,560  $39,155  $37,429
------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                     0.96%    0.94%    0.99%    0.96%    0.94%
------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets        4.05%    4.05%    4.05%    4.31%    4.63%
------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                        --    5.04%    4.10%    9.45%   11.31%
------------------------------------------------------------------------------------------------------

                                                                    YEAR ENDED SEPTEMBER 30,
                                                          --------------------------------------------
CLASS C                                                       2005     2004     2003   2002OO     2001
------------------------------------------------------------------------------------------------------
PER SHARE DATA:*
------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                        $  7.65  $  7.62  $  7.68  $  7.46  $  7.02
------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                      0.24     0.24     0.24     0.25     0.28
------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments    (0.01)    0.03    (0.05)    0.23     0.44
------------------------------------------------------------------------------------------------------
Total from investment operations                             0.23     0.27     0.19     0.48     0.72
------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                      (0.24)   (0.24)   (0.24)   (0.25)   (0.28)
------------------------------------------------------------------------------------------------------
  Distributions from net realized capital gains                --       --    (0.01)   (0.01)      --
------------------------------------------------------------------------------------------------------
Total distributions                                         (0.24)   (0.24)   (0.25)   (0.26)   (0.28)
------------------------------------------------------------------------------------------------------
Net asset value, end of year                              $  7.64  $  7.65  $  7.62  $  7.68  $  7.46
------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                3.00%    3.56%    2.46%    6.59%   10.39%
------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                    $   105  $   121  $   205  $   169  $    96
------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                     1.86%    1.84%    1.89%    1.86%    1.84%
------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets        3.15%    3.15%    3.15%    3.41%    3.73%
------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                        --    5.04%    4.10%    9.45%   11.31%
------------------------------------------------------------------------------------------------------

-------------

See footnotes on page 106.

                                                                    YEAR ENDED SEPTEMBER 30,
                                                          --------------------------------------------
CLASS D                                                       2005     2004     2003   2002OO     2001
------------------------------------------------------------------------------------------------------
PER SHARE DATA:*
------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                        $  7.65  $  7.62  $  7.68  $  7.46  $  7.02
------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                      0.24     0.24     0.24     0.25     0.28
------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments    (0.01)    0.03    (0.05)    0.23     0.44
------------------------------------------------------------------------------------------------------
Total from investment operations                             0.23     0.27     0.19     0.48     0.72
------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                      (0.24)   (0.24)   (0.24)   (0.25)   (0.28)
------------------------------------------------------------------------------------------------------
  Distributions from net realized capital gains                --       --    (0.01)   (0.01)      --
------------------------------------------------------------------------------------------------------
Total distributions                                         (0.24)   (0.24)   (0.25)   (0.26)   (0.28)
------------------------------------------------------------------------------------------------------
Net asset value, end of year                              $  7.64  $  7.65  $  7.62  $  7.68  $  7.46
------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                3.00%    3.56%    2.46%    6.59%   10.39%
------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                    $   153  $   138  $   276  $   461  $   609
------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                     1.86%    1.84%    1.89%    1.86%    1.84%
------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets        3.15%    3.15%    3.15%    3.41%    3.73%
------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                        --    5.04%    4.10%    9.45%   11.31%
------------------------------------------------------------------------------------------------------

FLORIDA FUND
                                                                    YEAR ENDED SEPTEMBER 30,
                                                          --------------------------------------------
CLASS A                                                       2005     2004     2003   2002OO     2001
------------------------------------------------------------------------------------------------------
PER SHARE DATA:*
------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                        $  8.00  $  8.08  $  8.08  $  7.88  $  7.48
------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                      0.33     0.32     0.32     0.34     0.36
------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments    (0.08)   (0.06)    0.01     0.20     0.43
------------------------------------------------------------------------------------------------------
Total from investment operations                             0.25     0.26     0.33     0.54     0.79
------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                      (0.32)   (0.32)   (0.32)   (0.34)   (0.36)
------------------------------------------------------------------------------------------------------
  Distributions from net realized capital gains             (0.01)   (0.02)   (0.01)      --    (0.03)
------------------------------------------------------------------------------------------------------
Total distributions                                         (0.33)   (0.34)   (0.33)   (0.34)   (0.39)
------------------------------------------------------------------------------------------------------
Net asset value, end of year                              $  7.92  $  8.00  $  8.08  $  8.08  $  7.88
------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                3.17%    3.26%    4.16%    7.08%   10.78%
------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                    $29,298  $32,470  $34,131  $37,513  $36,695
------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                     0.98%    0.99%    1.00%    0.94%    0.70%
------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets        4.11%    4.05%    3.98%    4.37%    4.70%
------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                        --       --   12.51%   10.19%    9.57%
------------------------------------------------------------------------------------------------------
Without management fee waiver:**
------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                     1.13%    1.14%    1.15%    1.09%    1.08%
------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets        3.96%    3.90%    3.83%    4.22%    4.32%
------------------------------------------------------------------------------------------------------

-------------

See footnotes on page 106.

                                                                  YEAR ENDED SEPTEMBER 30,
                                                          -----------------------------------------
CLASS C                                                      2005    2004     2003   2002OO    2001
---------------------------------------------------------------------------------------------------
PER SHARE DATA:*
---------------------------------------------------------------------------------------------------
Net asset value, beginning of year                        $ 8.02  $ 8.09  $  8.10  $  7.90  $ 7.50
---------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                     0.27    0.26     0.26     0.29    0.31
---------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments   (0.09)  (0.05)      --     0.19    0.43
---------------------------------------------------------------------------------------------------
Total from investment operations                            0.18    0.21     0.26     0.48    0.74
---------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                     (0.26)  (0.26)   (0.26)   (0.28)  (0.31)
---------------------------------------------------------------------------------------------------
  Distributions from net realized capital gains            (0.01)  (0.02)   (0.01)      --   (0.03)
---------------------------------------------------------------------------------------------------
Total distributions                                        (0.27)  (0.28)   (0.27)   (0.28)  (0.34)
---------------------------------------------------------------------------------------------------
Net asset value, end of year                              $ 7.93  $ 8.02  $  8.09  $  8.10  $ 7.90
---------------------------------------------------------------------------------------------------
TOTAL RETURN                                               2.27%   2.61%    3.24%    6.26%   9.97%
---------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                    $3,907  $4,683  $ 4,686  $ 3,839  $2,274
---------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                    1.73%   1.74%    1.75%    1.69%   1.45%
---------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets       3.36%   3.30%    3.23%    3.62%   3.95%
---------------------------------------------------------------------------------------------------
Portfolio turnover rate                                       --      --   12.51%   10.19%   9.57%
---------------------------------------------------------------------------------------------------
Without management fee waiver:**
---------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                    1.88%   1.89%    1.90%    1.84%   1.83%
---------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets       3.21%   3.15%    3.08%    3.47%   3.57%
---------------------------------------------------------------------------------------------------

                                                                  YEAR ENDED SEPTEMBER 30,
                                                          -----------------------------------------
CLASS D                                                      2005    2004     2003   2002OO    2001
---------------------------------------------------------------------------------------------------
PER SHARE DATA:*
---------------------------------------------------------------------------------------------------
Net asset value, beginning of year                        $ 8.02  $ 8.10  $  8.10  $  7.90  $ 7.50
---------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                     0.27    0.26     0.26     0.29    0.31
---------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments   (0.09)  (0.06)    0.01     0.19    0.43
---------------------------------------------------------------------------------------------------
Total from investment operations                            0.18    0.20     0.27     0.48    0.74
---------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                     (0.26)  (0.26)   (0.26)   (0.28)  (0.31)
---------------------------------------------------------------------------------------------------
  Distributions from net realized capital gains            (0.01)  (0.02)   (0.01)      --   (0.03)
---------------------------------------------------------------------------------------------------
Total distributions                                        (0.27)  (0.28)   (0.27)   (0.28)  (0.34)
---------------------------------------------------------------------------------------------------
Net asset value, end of year                              $ 7.93  $ 8.02  $  8.10  $  8.10  $ 7.90
---------------------------------------------------------------------------------------------------
TOTAL RETURN                                               2.27%   2.48%    3.37%    6.26%   9.97%
---------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                    $1,176  $1,351  $ 1,567  $ 1,904  $1,811
---------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                    1.73%   1.74%    1.75%    1.69%   1.45%
---------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets       3.36%   3.30%    3.23%    3.62%   3.95%
---------------------------------------------------------------------------------------------------
Portfolio turnover rate                                       --      --   12.51%   10.19%   9.57%
---------------------------------------------------------------------------------------------------
Without management fee waiver:**
---------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                    1.88%   1.89%    1.90%    1.84%   1.83%
---------------------------------------------------------------------------------------------------
Ratio of net income to average net assets                  3.21%   3.15%    3.08%    3.47%   3.57%
---------------------------------------------------------------------------------------------------

-------------

See footnotes on page 106.

GEORGIA FUND


                                                                    YEAR ENDED SEPTEMBER 30,
                                                          --------------------------------------------
CLASS A                                                       2005     2004     2003   2002OO     2001
------------------------------------------------------------------------------------------------------
PER SHARE DATA:*
------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                        $  7.84  $  8.01  $  8.10  $  7.89  $  7.64
------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                      0.31     0.32     0.33     0.35     0.36
------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments    (0.06)   (0.16)   (0.06)    0.22     0.29
------------------------------------------------------------------------------------------------------
Total from investment operations                             0.25     0.16     0.27     0.57     0.65
------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                      (0.31)   (0.32)   (0.33)   (0.35)   (0.36)
------------------------------------------------------------------------------------------------------
  Distributions from net realized capital gains                --    (0.01)   (0.03)   (0.01)   (0.04)
------------------------------------------------------------------------------------------------------
Total distributions                                         (0.31)   (0.33)   (0.36)   (0.36)   (0.40)
------------------------------------------------------------------------------------------------------
Net asset value, end of year                              $  7.78  $  7.84  $  8.01  $  8.10  $  7.89
------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                3.19%    2.09%    3.48%    7.47%    8.68%
------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                    $30,456  $32,928  $35,086  $38,306  $38,355
------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                     0.98%    0.94%    0.97%    0.89%    0.95%
------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets        3.93%    4.11%    4.16%    4.44%    4.56%
------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                     8.59%   20.43%       --   13.66%       --
------------------------------------------------------------------------------------------------------

                                                                    YEAR ENDED SEPTEMBER 30,
                                                          --------------------------------------------
CLASS C                                                       2005     2004     2003   2002OO     2001
------------------------------------------------------------------------------------------------------
PER SHARE DATA:*
------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                        $  7.86  $  8.02  $  8.12  $  7.91  $  7.66
------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                      0.24     0.25     0.26     0.28     0.29
------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments    (0.06)   (0.15)   (0.07)    0.22     0.29
------------------------------------------------------------------------------------------------------
Total from investment operations                             0.18     0.10     0.19     0.50     0.58
------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------
  Dividends from net investment income                      (0.24)   (0.25)   (0.26)   (0.28)   (0.29)
------------------------------------------------------------------------------------------------------
  Distributions from net realized capital gains                --    (0.01)   (0.03)   (0.01)   (0.04)
------------------------------------------------------------------------------------------------------
Total distributions                                         (0.24)   (0.26)   (0.29)   (0.29)   (0.33)
------------------------------------------------------------------------------------------------------
Net asset value, end of year                              $  7.80  $  7.86  $  8.02  $  8.12  $  7.91
------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                2.26%    1.30%    2.42%    6.49%    7.71%
------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                    $   586  $   639  $   620  $   600  $   383
------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                     1.88%    1.84%    1.87%    1.79%    1.85%
------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets        3.03%    3.21%    3.26%    3.54%    3.66%
------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                     8.59%   20.43%       --   13.66%       --
------------------------------------------------------------------------------------------------------

-------------

See footnotes on page 106.

                                                                   YEAR ENDED SEPTEMBER 30,
                                                          ------------------------------------------
CLASS D                                                      2005     2004    2003    2002OO    2001
----------------------------------------------------------------------------------------------------
PER SHARE DATA:*
----------------------------------------------------------------------------------------------------
Net asset value, beginning of year                        $ 7.86  $  8.03  $ 8.12  $   7.91  $ 7.66
----------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                     0.24     0.25    0.26      0.28    0.29
----------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments   (0.06)   (0.16)  (0.06)     0.22    0.29
----------------------------------------------------------------------------------------------------
Total from investment operations                            0.18     0.09    0.20      0.50    0.58
----------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                     (0.24)   (0.25)  (0.26)    (0.28)  (0.29)
----------------------------------------------------------------------------------------------------
  Distributions from net realized capital gains               --    (0.01)  (0.03)    (0.01)  (0.04)
----------------------------------------------------------------------------------------------------
Total distributions                                        (0.24)   (0.26)  (0.29)    (0.29)  (0.33)
----------------------------------------------------------------------------------------------------
Net asset value, end of year                              $ 7.80  $  7.86  $ 8.03  $   8.12  $ 7.91
----------------------------------------------------------------------------------------------------
TOTAL RETURN                                               2.26%    1.17%   2.55%     6.49%   7.71%
----------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
----------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                    $1,107  $ 1,479  $1,658  $  2,010  $1,991
----------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                    1.88%    1.84%   1.87%     1.79%   1.85%
----------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets       3.03%    3.21%   3.26%     3.54%   3.66%
----------------------------------------------------------------------------------------------------
Portfolio turnover rate                                    8.59%   20.43%      --    13.66%      --
----------------------------------------------------------------------------------------------------


LOUISIANA FUND


                                                                    YEAR ENDED SEPTEMBER 30,
                                                          --------------------------------------------
CLASS A                                                       2005     2004     2003   2002OO     2001
------------------------------------------------------------------------------------------------------
PER SHARE DATA:*
------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                        $  8.22  $  8.27  $  8.41  $  8.15  $  7.80
------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                      0.34     0.34     0.36     0.37     0.38
------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments    (0.13)   (0.03)   (0.12)    0.26     0.37
------------------------------------------------------------------------------------------------------
Total from investment operations                             0.21     0.31     0.24     0.63     0.75
------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                      (0.34)   (0.34)   (0.35)   (0.37)   (0.38)
------------------------------------------------------------------------------------------------------
  Distributions from net realized capital gains             (0.03)   (0.02)   (0.03)      --    (0.02)
------------------------------------------------------------------------------------------------------
Total distributions                                         (0.37)   (0.36)   (0.38)   (0.37)   (0.40)
------------------------------------------------------------------------------------------------------
Net asset value, end of year                              $  8.06  $  8.22  $  8.27  $  8.41  $  8.15
------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                2.53%    3.77%    3.03%    7.94%    9.77%
------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                    $38,036  $41,960  $46,181  $49,356  $49,267
------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                     0.95%    0.91%    0.94%    0.87%    0.89%
------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets        4.16%    4.14%    4.33%    4.56%    4.71%
------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                     2.54%    2.51%       --   11.19%    4.99%
------------------------------------------------------------------------------------------------------

-------------

See footnotes on page 106.

                                                                  YEAR ENDED SEPTEMBER 30,
                                                          ----------------------------------------
CLASS C                                                      2005    2004    2003   2002OO    2001
--------------------------------------------------------------------------------------------------
PER SHARE DATA:*
--------------------------------------------------------------------------------------------------
Net asset value, beginning of year                        $ 8.22  $ 8.27  $ 8.41  $  8.15  $ 7.80
--------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                     0.27    0.27    0.28     0.30    0.30
--------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments   (0.14)  (0.04)  (0.11)    0.25    0.37
--------------------------------------------------------------------------------------------------
Total from investment operations                            0.13    0.23    0.17     0.55    0.67
--------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                     (0.26)  (0.26)  (0.28)   (0.29)  (0.30)
--------------------------------------------------------------------------------------------------
  Distributions from net realized capital gains            (0.03)  (0.02)  (0.03)      --   (0.02)
--------------------------------------------------------------------------------------------------
Total distributions                                        (0.29)  (0.28)  (0.31)   (0.29)  (0.32)
--------------------------------------------------------------------------------------------------
Net asset value, end of year                              $ 8.06  $ 8.22  $ 8.27  $  8.41  $ 8.15
--------------------------------------------------------------------------------------------------
TOTAL RETURN                                               1.62%   2.84%   2.11%    6.98%   8.78%
--------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                    $  759  $  698  $  687  $   769  $  873
--------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                    1.85%   1.81%   1.84%    1.77%   1.79%
--------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets       3.27%   3.24%   3.43%    3.66%   3.81%
--------------------------------------------------------------------------------------------------
Portfolio turnover rate                                    2.54%   2.51%      --   11.19%   4.99%
--------------------------------------------------------------------------------------------------

                                                                  YEAR ENDED SEPTEMBER 30,
                                                          ----------------------------------------
CLASS D                                                      2005    2004    2003   2002OO    2001
--------------------------------------------------------------------------------------------------
PER SHARE DATA:*
--------------------------------------------------------------------------------------------------
Net asset value, beginning of year                        $ 8.22  $ 8.27  $ 8.41  $  8.15  $ 7.80
--------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                     0.27    0.27    0.28     0.30    0.30
--------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments   (0.14)  (0.04)  (0.11)    0.25    0.37
--------------------------------------------------------------------------------------------------
Total from investment operations                            0.13    0.23    0.17     0.55    0.67
--------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                     (0.26)  (0.26)  (0.28)   (0.29)  (0.30)
--------------------------------------------------------------------------------------------------
  Distributions from net realized capital gains            (0.03)  (0.02)  (0.03)      --   (0.02)
--------------------------------------------------------------------------------------------------
Total distributions                                        (0.29)  (0.28)  (0.31)   (0.29)  (0.32)
--------------------------------------------------------------------------------------------------
Net asset value, end of year                              $ 8.06  $ 8.22  $ 8.27  $  8.41  $ 8.15
--------------------------------------------------------------------------------------------------
TOTAL RETURN                                               1.61%   2.84%   2.11%    6.98%   8.78%
--------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                    $  580  $  464  $  843  $ 1,123  $  970
--------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                    1.85%   1.81%   1.84%    1.77%   1.79%
--------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets       3.27%   3.24%   3.43%    3.66%   3.81%
--------------------------------------------------------------------------------------------------
Portfolio turnover rate                                    2.54%   2.51%      --   11.19%   4.99%
--------------------------------------------------------------------------------------------------

-------------

See footnotes on page 106.

MARYLAND FUND


                                                                    YEAR ENDED SEPTEMBER 30,
                                                          --------------------------------------------
CLASS A                                                       2005     2004     2003   2002OO     2001
------------------------------------------------------------------------------------------------------
PER SHARE DATA:*
------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                        $  8.03  $  8.05  $  8.27  $  8.08  $  7.79
------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                      0.31     0.31     0.32     0.36     0.39
------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments    (0.02)      --    (0.14)    0.22     0.29
------------------------------------------------------------------------------------------------------
Total from investment operations                             0.29     0.31     0.18     0.58     0.68
------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                      (0.31)   (0.31)   (0.31)   (0.36)   (0.39)
------------------------------------------------------------------------------------------------------
  Distributions from net realized capital gains             (0.04)   (0.02)   (0.09)   (0.03)      --
------------------------------------------------------------------------------------------------------
Total distributions                                         (0.35)   (0.33)   (0.40)   (0.39)   (0.39)
------------------------------------------------------------------------------------------------------
Net asset value, end of year                              $  7.97  $  8.03  $  8.05  $  8.27  $  8.08
------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                3.72%    3.94%    2.29%    7.33%    8.83%
------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                    $39,148  $41,082  $45,239  $47,787  $46,234
------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                     0.96%    0.93%    0.96%    0.90%    0.91%
------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets        3.87%    3.89%    3.92%    4.47%    4.82%
------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                     9.77%    5.66%   10.98%   19.30%       --
------------------------------------------------------------------------------------------------------

                                                                    YEAR ENDED SEPTEMBER 30,
                                                          --------------------------------------------
CLASS C                                                       2005     2004     2003   2002OO     2001
------------------------------------------------------------------------------------------------------
PER SHARE DATA:*
------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                        $  8.05  $  8.06  $  8.29  $  8.09  $  7.80
------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                      0.24     0.24     0.24     0.29     0.32
------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments    (0.03)    0.01    (0.14)    0.23     0.29
------------------------------------------------------------------------------------------------------
Total from investment operations                             0.21     0.25     0.10     0.52     0.61
------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                      (0.24)   (0.24)   (0.24)   (0.29)   (0.32)
------------------------------------------------------------------------------------------------------
  Distributions from net realized capital gains             (0.04)   (0.02)   (0.09)   (0.03)      --
------------------------------------------------------------------------------------------------------
Total distributions                                         (0.28)   (0.26)   (0.33)   (0.32)   (0.32)
------------------------------------------------------------------------------------------------------
Net asset value, end of year                              $  7.98  $  8.05  $  8.06  $  8.29  $  8.09
------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                2.66%    3.13%    1.25%    6.49%    7.86%
------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                    $   421  $   419  $   444  $   480  $   417
------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                     1.86%    1.83%    1.86%    1.80%    1.81%
------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets        2.97%    2.99%    3.02%    3.57%    3.92%
------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                     9.77%    5.66%   10.98%   19.30%       --
------------------------------------------------------------------------------------------------------

-------------

See footnotes on page 106.

                                                                    YEAR ENDED SEPTEMBER 30,
                                                          ---------------------------------------------
CLASS D                                                        2005     2004     2003   2002OO     2001
-------------------------------------------------------------------------------------------------------
PER SHARE DATA:*
-------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                        $   8.05  $  8.06  $  8.29  $  8.09  $  7.80
-------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                       0.24     0.23     0.24     0.29     0.32
-------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments     (0.03)    0.02    (0.14)    0.23     0.29
-------------------------------------------------------------------------------------------------------
Total from investment operations                              0.21     0.25     0.10     0.52     0.61
-------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                       (0.24)   (0.24)   (0.24)   (0.29)   (0.32)
-------------------------------------------------------------------------------------------------------
  Distributions from net realized capital gains              (0.04)   (0.02)   (0.09)   (0.03)      --
-------------------------------------------------------------------------------------------------------
Total distributions                                          (0.28)   (0.26)   (0.33)   (0.32)   (0.32)
-------------------------------------------------------------------------------------------------------
Net asset value, end of year                              $   7.98  $  8.05  $  8.06  $  8.29  $  8.09
-------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                 2.66%    3.13%    1.25%    6.49%    7.86%
-------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
-------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                    $  1,932  $ 2,016  $ 2,291  $ 2,352  $ 2,216
-------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                      1.86%    1.83%    1.86%    1.80%    1.81%
-------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets         2.97%    2.99%    3.02%    3.57%    3.92%
-------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                      9.77%    5.66%   10.98%   19.30%       --
-------------------------------------------------------------------------------------------------------


MASSACHUSETTS FUND


                                                                    YEAR ENDED SEPTEMBER 30,
                                                          ---------------------------------------------
CLASS A                                                       2005      2004     2003   2002OO     2001
-------------------------------------------------------------------------------------------------------
PER SHARE DATA:*
-------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                        $  8.27  $  8.34   $  8.38  $  8.01  $  7.48
-------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                      0.34     0.33      0.33     0.35     0.35
-------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments    (0.11)   (0.07)    (0.05)    0.37     0.53
-------------------------------------------------------------------------------------------------------
Total from investment operations                             0.23     0.26      0.28     0.72     0.88
-------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                      (0.33)   (0.33)    (0.32)   (0.35)   (0.35)
-------------------------------------------------------------------------------------------------------
  Distributions from net realized capital gains             (0.02)    ++          --       --       --
-------------------------------------------------------------------------------------------------------
Total distributions                                         (0.35)   (0.33)    (0.32)   (0.35)   (0.35)
-------------------------------------------------------------------------------------------------------
Net asset value, end of year                              $  8.15  $  8.27   $  8.34  $  8.38  $  8.01
-------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                2.90%    3.18%     3.48%    9.28%   12.01%
-------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
-------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                    $69,598  $76,118   $83,379  $87,225  $85,336
-------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                     0.91%    0.89%     0.92%    0.86%    0.89%
-------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets        4.09%    3.98%     3.96%    4.42%    4.52%
-------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                     4.55%    1.97%     2.42%    5.74%    5.09%
-------------------------------------------------------------------------------------------------------

-------------

See footnotes on page 106.

                                                                  YEAR ENDED SEPTEMBER 30,
                                                          -----------------------------------------
CLASS C                                                      2005     2004    2003  2002OO     2001
---------------------------------------------------------------------------------------------------
PER SHARE DATA:*
---------------------------------------------------------------------------------------------------
Net asset value, beginning of year                        $ 8.27  $ 8.34   $ 8.37  $ 8.01  $  7.48
---------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                     0.26    0.26     0.25    0.28     0.28
---------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments   (0.10)  (0.08)   (0.03)   0.36     0.53
---------------------------------------------------------------------------------------------------
Total from investment operations                            0.16    0.18     0.22    0.64     0.81
---------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                     (0.26)  (0.25)   (0.25)  (0.28)   (0.28)
---------------------------------------------------------------------------------------------------
  Distributions from net realized capital gains            (0.02)    ++        --      --       --
---------------------------------------------------------------------------------------------------
Total distributions                                        (0.28)  (0.25)   (0.25)  (0.28)   (0.28)
---------------------------------------------------------------------------------------------------
Net asset value, end of year                              $ 8.15  $ 8.27   $ 8.34  $ 8.37  $  8.01
---------------------------------------------------------------------------------------------------
TOTAL RETURN                                               1.98%   2.25%    2.68%   8.17%   11.00%
---------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                    $2,527  $3,052   $3,284  $1,513  $ 1,009
---------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                    1.81%   1.79%    1.82%   1.76%    1.79%
---------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets       3.19%   3.08%    3.06%   3.52%    3.62%
---------------------------------------------------------------------------------------------------
Portfolio turnover rate                                    4.55%   1.97%    2.42%   5.74%    5.09%
---------------------------------------------------------------------------------------------------

                                                                  YEAR ENDED SEPTEMBER 30,
                                                          -----------------------------------------
CLASS D                                                      2005     2004    2003  2002OO     2001
---------------------------------------------------------------------------------------------------
PER SHARE DATA:*
---------------------------------------------------------------------------------------------------
Net asset value, beginning of year                        $ 8.27  $ 8.34   $ 8.37  $ 8.01  $  7.48
---------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                     0.26    0.26     0.25    0.28     0.28
---------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments   (0.10)  (0.08)   (0.03)   0.36     0.53
---------------------------------------------------------------------------------------------------
Total from investment operations                            0.16    0.18     0.22    0.64     0.81
---------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                     (0.26)  (0.25)   (0.25)  (0.28)   (0.28)
---------------------------------------------------------------------------------------------------
  Distributions from net realized capital gains            (0.02)    ++        --      --       --
---------------------------------------------------------------------------------------------------
Total distributions                                        (0.28)  (0.25)   (0.25)  (0.28)   (0.28)
---------------------------------------------------------------------------------------------------
Net asset value, end of year                              $ 8.15  $ 8.27   $ 8.34  $ 8.37  $  8.01
---------------------------------------------------------------------------------------------------
TOTAL RETURN                                               1.98%   2.25%    2.68%   8.17%   11.00%
---------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                    $  607  $  785   $1,293  $1,725  $ 1,721
---------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                    1.81%   1.79%    1.82%   1.76%    1.79%
---------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets       3.19%   3.08%    3.06%   3.52%    3.62%
---------------------------------------------------------------------------------------------------
Portfolio turnover rate                                    4.55%   1.97%    2.42%   5.74%    5.09%
---------------------------------------------------------------------------------------------------

-------------

See footnotes on page 106.

MICHIGAN FUND


                                                                      YEAR ENDED SEPTEMBER 30,
                                                          -------------------------------------------------
CLASS A                                                        2005      2004      2003    2002OO      2001
-----------------------------------------------------------------------------------------------------------
PER SHARE DATA:*
-----------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                        $   8.57  $   8.64  $   8.64  $   8.47  $   8.11
-----------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                       0.35      0.35      0.32      0.38      0.40
-----------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments     (0.14)    (0.06)     0.04      0.21      0.39
-----------------------------------------------------------------------------------------------------------
Total from investment operations                              0.21      0.29      0.36      0.59      0.79
-----------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                       (0.34)    (0.34)    (0.32)    (0.38)    (0.40)
-----------------------------------------------------------------------------------------------------------
  Distributions from net realized capital gains                ***     (0.02)    (0.04)    (0.04)    (0.03)
-----------------------------------------------------------------------------------------------------------
Total distributions                                          (0.34)    (0.36)    (0.36)    (0.42)    (0.43)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of year                              $   8.44  $   8.57  $   8.64  $   8.64  $   8.47
-----------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                 2.56%     3.51%     4.24%     7.23%     9.98%
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                    $100,016  $108,791  $116,487  $123,283  $122,978
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                      0.90%     0.87%     0.91%     0.86%     0.70%
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets         4.11%     4.08%     3.79%     4.51%     4.85%
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                      8.64%        --     6.10%     1.66%    11.63%
-----------------------------------------------------------------------------------------------------------
Without expense reimbursement:**
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                                                              0.85%
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets                                                 4.70%
-----------------------------------------------------------------------------------------------------------

                                                                      YEAR ENDED SEPTEMBER 30,
                                                          -------------------------------------------------
CLASS C                                                        2005      2004      2003    2002OO      2001
-----------------------------------------------------------------------------------------------------------
PER SHARE DATA:*
-----------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                        $   8.56  $   8.63  $   8.63  $   8.46  $   8.10
-----------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                       0.27      0.27      0.25      0.30      0.33
-----------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments     (0.13)    (0.05)     0.03      0.21      0.39
-----------------------------------------------------------------------------------------------------------
Total from investment operations                              0.14      0.22      0.28      0.51      0.72
-----------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                       (0.27)    (0.27)    (0.24)    (0.30)    (0.33)
-----------------------------------------------------------------------------------------------------------
  Distributions from net realized capital gains                ***     (0.02)    (0.04)    (0.04)    (0.03)
-----------------------------------------------------------------------------------------------------------
Total distributions                                          (0.27)    (0.29)    (0.28)    (0.34)    (0.36)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of year                              $   8.43  $   8.56  $   8.63  $   8.63  $   8.46
-----------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                 1.64%     2.59%     3.32%     6.28%     8.99%
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                    $    918  $    851  $    728  $  1,169  $    899
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                      1.80%     1.77%     1.81%     1.76%     1.60%
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets         3.21%     3.18%     2.89%     3.61%     3.95%
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                      8.64%        --     6.10%     1.66%    11.63%
-----------------------------------------------------------------------------------------------------------
Without expense reimbursement:**
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                                                              1.75%
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets                                                 3.80%
-----------------------------------------------------------------------------------------------------------

-------------

See footnotes on page 106.

                                                                    YEAR ENDED SEPTEMBER 30,
                                                          ---------------------------------------------
CLASS D                                                       2005     2004     2003   2002OO      2001
-------------------------------------------------------------------------------------------------------
PER SHARE DATA:*
-------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                        $  8.56  $  8.63  $  8.63  $  8.46  $   8.10
-------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                      0.27     0.27     0.25     0.30      0.33
-------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments    (0.13)   (0.05)    0.03     0.21      0.39
-------------------------------------------------------------------------------------------------------
Total from investment operations                             0.14     0.22     0.28     0.51      0.72
-------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                      (0.27)   (0.27)   (0.24)   (0.30)    (0.33)
-------------------------------------------------------------------------------------------------------
  Distributions from net realized capital gains               ***    (0.02)   (0.04)   (0.04)    (0.03)
-------------------------------------------------------------------------------------------------------
Total distributions                                         (0.27)   (0.29)   (0.28)   (0.34)    (0.36)
-------------------------------------------------------------------------------------------------------
Net asset value, end of year                              $  8.43  $  8.56  $  8.63  $  8.63  $   8.46
-------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                1.64%    2.59%    3.32%    6.28%     8.99%
-------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
-------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                    $ 2,101  $ 2,583  $ 2,093  $ 1,977  $  2,015
-------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                     1.80%    1.77%    1.81%    1.76%     1.60%
-------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets        3.21%    3.18%    2.89%    3.61%     3.95%
-------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                     8.64%       --    6.10%    1.66%    11.63%
-------------------------------------------------------------------------------------------------------
Without expense reimbursement:**
-------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                                                          1.75%
-------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets                                             3.80%
-------------------------------------------------------------------------------------------------------

MINNESOTA FUND
                                                                    YEAR ENDED SEPTEMBER 30,
                                                          ---------------------------------------------
CLASS A                                                       2005     2004     2003   2002OO      2001
-------------------------------------------------------------------------------------------------------
PER SHARE DATA:*
-------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                        $  7.83  $  7.87  $  7.92  $  7.72  $   7.34
-------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                      0.31     0.31     0.29     0.35      0.34
-------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments    (0.09)   (0.05)   (0.06)    0.19      0.38
-------------------------------------------------------------------------------------------------------
Total from investment operations                             0.22     0.26     0.23     0.54      0.72
-------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                      (0.30)   (0.30)   (0.28)   (0.34)    (0.34)
-------------------------------------------------------------------------------------------------------
  Distributions from net realized capital gains                --       --       --       --        --
-------------------------------------------------------------------------------------------------------
Total distributions                                         (0.30)   (0.30)   (0.28)   (0.34)    (0.34)
-------------------------------------------------------------------------------------------------------
Net asset value, end of year                              $  7.75  $  7.83  $  7.87  $  7.92  $   7.72
-------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                2.90%    3.41%    3.02%    7.20%    10.02%
-------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
-------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                    $84,659  $91,022  $96,175  $99,368   $98,452
-------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                     0.92%    0.88%    0.93%    0.85%     0.89%
-------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets        3.96%    3.95%    3.69%    4.49%     4.52%
-------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                     8.09%    1.85%    9.37%    8.09%     1.02%
-------------------------------------------------------------------------------------------------------

-------------

See footnotes on page 106.

                                                                 YEAR ENDED SEPTEMBER 30,
                                                          ---------------------------------------
CLASS C                                                      2005    2004    2003  2002OO    2001
-------------------------------------------------------------------------------------------------
PER SHARE DATA:*
-------------------------------------------------------------------------------------------------
Net asset value, beginning of year                        $ 7.83  $ 7.87  $ 7.93  $ 7.72  $ 7.34
-------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                     0.24    0.24    0.22    0.28    0.28
-------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments   (0.09)  (0.05)  (0.07)   0.20    0.38
-------------------------------------------------------------------------------------------------
Total from investment operations                            0.15    0.19    0.15    0.48    0.66
-------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                     (0.23)  (0.23)  (0.21)  (0.27)  (0.28)
-------------------------------------------------------------------------------------------------
  Distributions from net realized capital gains               --      --      --      --      --
-------------------------------------------------------------------------------------------------
Total distributions                                        (0.23)  (0.23)  (0.21)  (0.27)  (0.28)
-------------------------------------------------------------------------------------------------
Net asset value, end of year                              $ 7.75  $ 7.83  $ 7.87  $ 7.93  $ 7.72
-------------------------------------------------------------------------------------------------
TOTAL RETURN                                               1.95%   2.49%   1.97%   6.38%   9.04%
-------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
-------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                    $  287  $  390  $  555  $  432  $  275
-------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                    1.82%   1.78%   1.83%   1.75%   1.79%
-------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets       3.06%   3.05%   2.79%   3.59%   3.62%
-------------------------------------------------------------------------------------------------
Portfolio turnover rate                                    8.09%   1.85%   9.37%   8.09%   1.02%
-------------------------------------------------------------------------------------------------

                                                                 YEAR ENDED SEPTEMBER 30,
                                                          ---------------------------------------
CLASS D                                                      2005    2004    2003  2002OO    2001
-------------------------------------------------------------------------------------------------
PER SHARE DATA:*
-------------------------------------------------------------------------------------------------
Net asset value, beginning of year                        $ 7.83  $ 7.87  $ 7.93  $ 7.72  $ 7.34
-------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                     0.24    0.24    0.22    0.28    0.28
-------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments   (0.09)  (0.05)  (0.07)   0.20    0.38
-------------------------------------------------------------------------------------------------
Total from investment operations                            0.15    0.19    0.15    0.48    0.66
-------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                     (0.23)  (0.23)  (0.21)  (0.27)  (0.28)
-------------------------------------------------------------------------------------------------
  Distributions from net realized capital gains               --      --      --      --      --
-------------------------------------------------------------------------------------------------
Total distributions                                        (0.23)  (0.23)  (0.21)  (0.27)  (0.28)
-------------------------------------------------------------------------------------------------
Net asset value, end of year                              $ 7.75  $ 7.83  $ 7.87  $ 7.93  $ 7.72
-------------------------------------------------------------------------------------------------
TOTAL RETURN                                               1.95%   2.49%   1.97%   6.38%   9.04%
-------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
-------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                    $  762  $1,315  $1,370  $1,779  $1,575
-------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                    1.82%   1.78%   1.83%   1.75%   1.79%
-------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets       3.06%   3.05%   2.79%   3.59%   3.62%
-------------------------------------------------------------------------------------------------
Portfolio turnover rate                                    8.09%   1.85%   9.37%   8.09%   1.02%
-------------------------------------------------------------------------------------------------

-------------

See footnotes on page 106.

MISSOURI FUND


                                                                    YEAR ENDED SEPTEMBER 30,
                                                          --------------------------------------------
CLASS A                                                       2005     2004     2003   2002OO     2001
------------------------------------------------------------------------------------------------------
PER SHARE DATA:*
------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                        $  7.89  $  7.94  $  8.02  $  7.81  $  7.37
------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                      0.31     0.30     0.30     0.34     0.34
------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments    (0.04)   (0.04)   (0.06)    0.26     0.47
------------------------------------------------------------------------------------------------------
Total from investment operations                             0.27     0.26     0.24     0.60     0.81
------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                      (0.31)   (0.30)   (0.30)   (0.34)   (0.34)
------------------------------------------------------------------------------------------------------
  Distributions from net realized capital gains             (0.01)   (0.01)   (0.02)   (0.05)   (0.03)
------------------------------------------------------------------------------------------------------
Total distributions                                         (0.32)   (0.31)   (0.32)   (0.39)   (0.37)
------------------------------------------------------------------------------------------------------
Net asset value, end of year                              $  7.84  $  7.89  $  7.94  $  8.02  $  7.81
------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                3.39%    3.38%    2.98%    7.89%   11.26%
------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                    $31,347  $33,899  $36,409  $38,519  $37,879
------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                     0.97%    0.94%    0.97%    0.90%    0.94%
------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets        3.95%    3.83%    3.79%    4.37%    4.44%
------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                        --    3.99%    2.95%    4.04%    5.70%
------------------------------------------------------------------------------------------------------

                                                                    YEAR ENDED SEPTEMBER 30,
                                                          --------------------------------------------
CLASS C                                                       2005     2004     2003   2002OO     2001
------------------------------------------------------------------------------------------------------
PER SHARE DATA:*
------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                        $  7.89  $  7.95  $  8.02  $  7.81  $  7.37
------------------------------------------------------------------------------------------------------
Income from investment operations:
------------------------------------------------------------------------------------------------------
  Net investment income                                      0.24     0.23     0.23     0.27     0.27
------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments    (0.04)   (0.05)   (0.05)    0.26     0.47
------------------------------------------------------------------------------------------------------
Total from investment operations                             0.20     0.18     0.18     0.53     0.74
------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                      (0.24)   (0.23)   (0.23)   (0.27)   (0.27)
------------------------------------------------------------------------------------------------------
  Distributions from net realized capital gains             (0.01)   (0.01)   (0.02)   (0.05)   (0.03)
------------------------------------------------------------------------------------------------------
Total distributions                                         (0.25)   (0.24)   (0.25)   (0.32)   (0.30)
------------------------------------------------------------------------------------------------------
Net asset value, end of year                              $  7.84  $  7.89  $  7.95  $  8.02  $  7.81
------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                2.46%    2.33%    2.18%    6.92%   10.27%
------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                    $   141  $   139  $    88  $    82  $    75
------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                     1.87%    1.84%    1.87%    1.80%    1.84%
------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets        3.05%    2.93%    2.90%    3.47%    3.54%
------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                        --    3.99%    2.95%    4.04%    5.70%
------------------------------------------------------------------------------------------------------

-------------

See footnotes on page 106.

                                                                    YEAR ENDED SEPTEMBER 30,
                                                          --------------------------------------------
CLASS D                                                       2005     2004     2003   2002OO     2001
------------------------------------------------------------------------------------------------------
PER SHARE DATA:*
------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                        $  7.89  $  7.95  $  8.02  $  7.81  $  7.37
------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                      0.24     0.23     0.23     0.27     0.27
------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments    (0.04)   (0.05)   (0.05)    0.26     0.47
------------------------------------------------------------------------------------------------------
Total from investment operations                             0.20     0.18     0.18     0.53     0.74
------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                      (0.24)   (0.23)   (0.23)   (0.27)   (0.27)
------------------------------------------------------------------------------------------------------
  Distributions from net realized capital gains             (0.01)   (0.01)   (0.02)   (0.05)   (0.03)
------------------------------------------------------------------------------------------------------
Total distributions                                         (0.25)   (0.24)   (0.25)   (0.32)   (0.30)
------------------------------------------------------------------------------------------------------
Net asset value, end of year                              $  7.84  $  7.89  $  7.95  $  8.02  $  7.81
------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                2.46%    2.33%    2.18%    6.92%   10.27%
------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                    $   362  $   345  $   511  $   600  $   575
------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                     1.87%    1.84%    1.86%    1.80%    1.84%
------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets        3.05%    2.93%    2.90%    3.47%    3.54%
------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                        --    3.99%    2.95%    4.04%    5.70%
------------------------------------------------------------------------------------------------------

NEW JERSEY FUND
------------------------------------------------------------------------------------------------------
                                                                    YEAR ENDED SEPTEMBER 30,
                                                          --------------------------------------------
CLASS A                                                       2005     2004     2003   2002OO     2001
------------------------------------------------------------------------------------------------------
PER SHARE DATA:*
------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                        $  7.54  $  7.60  $  7.65  $  7.44  $  7.12
------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                      0.30     0.29     0.29     0.31     0.32
------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments    (0.04)   (0.05)   (0.04)    0.22     0.36
------------------------------------------------------------------------------------------------------
Total from investment operations                             0.26     0.24     0.25     0.53     0.68
------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                      (0.30)   (0.29)   (0.29)   (0.31)   (0.32)
------------------------------------------------------------------------------------------------------
  Distributions from net realized capital gains             (0.01)   (0.01)   (0.01)   (0.01)   (0.04)
------------------------------------------------------------------------------------------------------
Total distributions                                         (0.31)   (0.30)   (0.30)   (0.32)   (0.36)
------------------------------------------------------------------------------------------------------
Net asset value, end of year                              $  7.49  $  7.54  $  7.60  $  7.65  $  7.44
------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                3.40%    3.28%    3.34%    7.29%    9.77%
------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                    $35,209  $43,324  $46,610  $49,274  $49,182
------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                     1.20%    1.13%    1.13%    1.04%    1.14%
------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets        3.95%    3.91%    3.82%    4.23%    4.34%
------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                     2.53%       --    4.39%   13.02%    1.06%
------------------------------------------------------------------------------------------------------

-------------

See footnotes on page 106.

                                                                  YEAR ENDED SEPTEMBER 30,
                                                          ----------------------------------------
CLASS C                                                      2005    2004    2003   2002OO    2001
--------------------------------------------------------------------------------------------------
PER SHARE DATA:*
--------------------------------------------------------------------------------------------------
Net asset value, beginning of year                        $ 7.64  $ 7.69  $ 7.74  $  7.52  $ 7.20
--------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                     0.24    0.24    0.23     0.26    0.27
--------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments   (0.04)  (0.04)  (0.04)    0.23    0.36
--------------------------------------------------------------------------------------------------
Total from investment operations                            0.20    0.20    0.19     0.49    0.63
--------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                     (0.24)  (0.24)  (0.23)   (0.26)  (0.27)
--------------------------------------------------------------------------------------------------
  Distributions from net realized capital gains            (0.01)  (0.01)  (0.01)   (0.01)  (0.04)
--------------------------------------------------------------------------------------------------
Total distributions                                        (0.25)  (0.25)  (0.24)   (0.27)  (0.31)
--------------------------------------------------------------------------------------------------
Net asset value, end of year                              $ 7.59  $ 7.64  $ 7.69  $  7.74  $ 7.52
--------------------------------------------------------------------------------------------------
TOTAL RETURN                                               2.57%   2.58%   2.52%    6.54%   8.89%
--------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                    $3,453  $3,659  $5,271  $ 5,096  $1,207
--------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                    1.96%   1.90%   1.90%    1.84%   1.89%
--------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets       3.19%   3.14%   3.05%    3.44%   3.59%
--------------------------------------------------------------------------------------------------
Portfolio turnover rate                                    2.53%      --   4.39%   13.02%   1.06%
--------------------------------------------------------------------------------------------------

                                                                  YEAR ENDED SEPTEMBER 30,
                                                          ----------------------------------------
CLASS D                                                      2005    2004    2003   2002OO    2001
--------------------------------------------------------------------------------------------------
PER SHARE DATA:*
--------------------------------------------------------------------------------------------------
Net asset value, beginning of year                        $ 7.64  $ 7.69  $ 7.74  $  7.52  $ 7.20
--------------------------------------------------------------------------------------------------
Income from investment operations:
--------------------------------------------------------------------------------------------------
  Net investment income                                     0.24    0.24    0.23     0.26    0.27
--------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments   (0.04)  (0.04)  (0.04)    0.23    0.36
--------------------------------------------------------------------------------------------------
Total from investment operations                            0.20    0.20    0.19     0.49    0.63
--------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                     (0.24)  (0.24)  (0.23)   (0.26)  (0.27)
--------------------------------------------------------------------------------------------------
  Distributions from net realized capital gains            (0.01)  (0.01)  (0.01)   (0.01)  (0.04)
--------------------------------------------------------------------------------------------------
Total distributions                                        (0.25)  (0.25)  (0.24)   (0.27)  (0.31)
--------------------------------------------------------------------------------------------------
Net asset value, end of year                              $ 7.59  $ 7.64  $ 7.69  $  7.74  $ 7.52
--------------------------------------------------------------------------------------------------
TOTAL RETURN                                               2.57%   2.58%   2.52%    6.54%   8.89%
--------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                    $  920  $1,002  $1,299  $ 1,366  $1,248
--------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                    1.96%   1.90%   1.90%    1.84%   1.89%
--------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets       3.19%   3.14%   3.05%    3.44%   3.59%
--------------------------------------------------------------------------------------------------
Portfolio turnover rate                                    2.53%      --   4.39%   13.02%   1.06%
--------------------------------------------------------------------------------------------------

-------------

See footnotes on page 106.

NEW YORK FUND


                                                   YEAR ENDED SEPTEMBER 30,
                                         --------------------------------------------
CLASS A                                      2005     2004     2003   2002OO     2001
-------------------------------------------------------------------------------------
PER SHARE DATA:*
-------------------------------------------------------------------------------------
Net asset value, beginning of year       $  8.27  $  8.34  $  8.43  $  8.16  $  7.77
-------------------------------------------------------------------------------------
Income from investment operations:
 Net investment income                      0.33     0.35     0.34     0.36     0.38
-------------------------------------------------------------------------------------
 Net realized and unrealized gain
   (loss) on investments                   (0.01)   (0.06)   (0.07)    0.27     0.45
-------------------------------------------------------------------------------------
Total from investment operations            0.32     0.29     0.27     0.63     0.83
-------------------------------------------------------------------------------------
Less distributions:
 Dividends from net investment income      (0.33)   (0.34)   (0.34)   (0.36)   (0.38)
-------------------------------------------------------------------------------------
 Distributions from net realized
   capital gains                              o     (0.02)   (0.02)      --    (0.06)
-------------------------------------------------------------------------------------
Total distributions                        (0.33)   (0.36)   (0.36)   (0.36)   (0.44)
-------------------------------------------------------------------------------------
Net asset value, end of year             $  8.26  $  8.27  $  8.34  $  8.43  $  8.16
-------------------------------------------------------------------------------------
TOTAL RETURN                               3.96%    3.60%    3.24%    7.94%   10.90%
-------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
-------------------------------------------------------------------------------------
Net assets, end of year (in thousands)   $69,563  $71,698  $80,452  $83,723  $82,482
-------------------------------------------------------------------------------------
Ratio of expenses to average net assets    0.90%    0.88%    0.91%    0.87%    0.70%
-------------------------------------------------------------------------------------
Ratio of net income to average net
 assets                                    4.03%    4.18%    4.11%    4.43%    4.70%
-------------------------------------------------------------------------------------
Portfolio turnover rate                   10.47%       --    6.35%   19.43%    8.15%
-------------------------------------------------------------------------------------
Without expense reimbursement:**
-------------------------------------------------------------------------------------
Ratio of expenses to average net assets                                        0.83%
-------------------------------------------------------------------------------------
Ratio of net investment income to
 average net assets                                                            4.57%
-------------------------------------------------------------------------------------

                                                   YEAR ENDED SEPTEMBER 30,
                                         --------------------------------------------
CLASS C                                      2005     2004     2003   2002OO     2001
-------------------------------------------------------------------------------------
PER SHARE DATA:*
-------------------------------------------------------------------------------------
Net asset value, beginning of year       $  8.29  $  8.35  $  8.44  $  8.17  $  7.78
-------------------------------------------------------------------------------------
Income from investment operations:
 Net investment income                      0.26     0.27     0.27     0.29     0.30
-------------------------------------------------------------------------------------
 Net realized and unrealized gain
   (loss) on investments                   (0.02)   (0.04)   (0.07)    0.27     0.45
-------------------------------------------------------------------------------------
Total from investment operations            0.24     0.23     0.20     0.56     0.75
-------------------------------------------------------------------------------------
Less distributions:
 Dividends from net investment income      (0.26)   (0.27)   (0.27)   (0.29)   (0.30)
-------------------------------------------------------------------------------------
 Distributions from net realized
   capital gains                              o     (0.02)   (0.02)      --    (0.06)
-------------------------------------------------------------------------------------
Total distributions                        (0.26)   (0.29)   (0.29)   (0.29)   (0.36)
-------------------------------------------------------------------------------------
Net asset value, end of year             $  8.27  $  8.29  $  8.35  $  8.44  $  8.17
-------------------------------------------------------------------------------------
TOTAL RETURN                               2.91%    2.79%    2.32%    6.98%    9.88%
-------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
-------------------------------------------------------------------------------------
Net assets, end of year (in thousands)   $ 4,994  $ 5,732  $ 7,295  $ 7,005  $ 3,624
-------------------------------------------------------------------------------------
Ratio of expenses to average net assets    1.80%    1.78%    1.81%    1.77%    1.60%
-------------------------------------------------------------------------------------
Ratio of net investment income to
 average net assets                        3.13%    3.28%    3.21%    3.53%    3.80%
-------------------------------------------------------------------------------------
Portfolio turnover rate                   10.47%       --    6.35%   19.43%    8.15%
-------------------------------------------------------------------------------------
Without expense reimbursement:**
-------------------------------------------------------------------------------------
Ratio of expenses to average net assets                                        1.73%
-------------------------------------------------------------------------------------
Ratio of net investment income to
 average net assets                                                            3.67%
-------------------------------------------------------------------------------------

-------------

See footnotes on page 106.

                                                   YEAR ENDED SEPTEMBER 30,
                                         --------------------------------------------
CLASS D                                      2005     2004     2003   2002OO     2001
-------------------------------------------------------------------------------------
PER SHARE DATA:*
-------------------------------------------------------------------------------------
Net asset value, beginning of year       $  8.29  $  8.35  $  8.44  $  8.17  $  7.78
-------------------------------------------------------------------------------------
Income from investment operations:
 Net investment income                      0.26     0.27     0.27     0.29     0.30
-------------------------------------------------------------------------------------
 Net realized and unrealized gain
   (loss) on investments                   (0.02)   (0.04)   (0.07)    0.27     0.45
-------------------------------------------------------------------------------------
Total from investment operations            0.24     0.23     0.20     0.56     0.75
-------------------------------------------------------------------------------------
Less distributions:
 Dividends from net investment income      (0.26)   (0.27)   (0.27)   (0.29)   (0.30)
-------------------------------------------------------------------------------------
 Distributions from net realized
   capital gains                             o      (0.02)   (0.02)      --    (0.06)
-------------------------------------------------------------------------------------
Total distributions                        (0.26)   (0.29)   (0.29)   (0.29)   (0.36)
-------------------------------------------------------------------------------------
Net asset value, end of year             $  8.27  $  8.29  $  8.35  $  8.44  $  8.17
-------------------------------------------------------------------------------------
TOTAL RETURN                               2.91%    2.79%    2.32%    6.98%    9.88%
-------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
-------------------------------------------------------------------------------------
Net assets, end of year (in thousands)   $ 2,442  $ 2,437  $ 2,653  $ 3,521  $ 3,297
-------------------------------------------------------------------------------------
Ratio of expenses to average net assets    1.80%    1.78%    1.81%    1.77%    1.60%
-------------------------------------------------------------------------------------
Ratio of net investment income to
 average net assets                        3.13%    3.28%    3.21%    3.53%    3.80%
-------------------------------------------------------------------------------------
Portfolio turnover rate                   10.47%       --    6.35%   19.43%    8.15%
-------------------------------------------------------------------------------------
Without expense reimbursement:**
-------------------------------------------------------------------------------------
Ratio of expenses to average net assets                                        1.73%
-------------------------------------------------------------------------------------
Ratio of net investment income to
 average net assets                                                            3.67%
-------------------------------------------------------------------------------------

NORTH CAROLINA FUND
                                                   YEAR ENDED SEPTEMBER 30,
                                         --------------------------------------------
CLASS A                                      2005     2004     2003   2002OO     2001
-------------------------------------------------------------------------------------
PER SHARE DATA:*
-------------------------------------------------------------------------------------
Net asset value, beginning of year       $  8.05  $  8.14  $  8.19  $  7.89  $  7.54
-------------------------------------------------------------------------------------
Income from investment operations:
 Net investment income                      0.29     0.29     0.29     0.32     0.33
-------------------------------------------------------------------------------------
 Net realized and unrealized gain
   (loss) on investments                   (0.10)   (0.07)   (0.01)    0.31     0.37
-------------------------------------------------------------------------------------
Total from investment operations            0.19     0.22     0.28     0.63     0.70
-------------------------------------------------------------------------------------
Less distributions:
 Dividends from net investment income      (0.28)   (0.28)   (0.29)   (0,32)   (0.33)
-------------------------------------------------------------------------------------
 Distributions from net realized
   capital gains                           (0.02)   (0.03)   (0.04)   (0.01)   (0.02)
-------------------------------------------------------------------------------------
Total distributions                        (0.30)   (0.31)   (0.33)   (0.33)   (0.35)
-------------------------------------------------------------------------------------
Net asset value, end of year             $  7.94  $  8.05  $  8.14  $  8.19  $  7.89
-------------------------------------------------------------------------------------
TOTAL RETURN                               2.45%    2.82%    3.51%    8.21%    9.52%
-------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
-------------------------------------------------------------------------------------
Net assets, end of year (in thousands)   $16,781  $19,856  $22,778  $25,386  $25,737
-------------------------------------------------------------------------------------
Ratio of expenses to average net assets    1.24%    1.19%    1.19%    1.11%    1.13%
-------------------------------------------------------------------------------------
Ratio of net investment income to
 average net assets                        3.60%    3.55%    3.65%    4.11%    4.29%
-------------------------------------------------------------------------------------
Portfolio turnover rate                       --    7.93%   10.00%    7.96%    5.61%
-------------------------------------------------------------------------------------

-------------

See footnotes on page 106.

                                                                  YEAR ENDED SEPTEMBER 30,
                                                          ----------------------------------------
CLASS C                                                      2005    2004     2003  2002OO    2001
--------------------------------------------------------------------------------------------------
PER SHARE DATA:*
--------------------------------------------------------------------------------------------------
Net asset value, beginning of year                        $ 8.04  $ 8.13  $  8.18  $ 7.88  $ 7.54
--------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                     0.23    0.22     0.23    0.27    0.27
--------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments   (0.09)  (0.06)   (0.01)   0.30    0.36
--------------------------------------------------------------------------------------------------
Total from investment operations                            0.14    0.16     0.22    0.57    0.63
--------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                     (0.22)  (0.22)   (0.23)  (0.26)  (0.27)
--------------------------------------------------------------------------------------------------
  Distributions from net realized capital gains            (0.02)  (0.03)   (0.04)  (0.01)  (0.02)
--------------------------------------------------------------------------------------------------
Total distributions                                        (0.24)  (0.25)   (0.27)  (0.27)  (0.29)
--------------------------------------------------------------------------------------------------
Net asset value, end of year                              $ 7.94  $ 8.04  $  8.13  $ 8.18  $ 7.88
--------------------------------------------------------------------------------------------------
TOTAL RETURN                                               1.82%   2.06%    2.74%   7.41%   8.59%
--------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                    $1,414  $3,012  $ 2,778  $2,962  $2,049
--------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                    1.99%   1.94%    1.94%   1.86%   1.88%
--------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets       2.85%   2.80%    2.90%   3.36%   3.54%
--------------------------------------------------------------------------------------------------
Portfolio turnover rate                                       --   7.93%   10.00%   7.96%   5.61%
--------------------------------------------------------------------------------------------------

                                                                  YEAR ENDED SEPTEMBER 30,
                                                          ----------------------------------------
CLASS D                                                      2005    2004     2003  2002OO    2001
--------------------------------------------------------------------------------------------------
PER SHARE DATA:*
--------------------------------------------------------------------------------------------------
Net asset value, beginning of year                        $ 8.04  $ 8.13  $  8.18  $ 7.88  $ 7.54
--------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                     0.23    0.22     0.23    0.27    0.27
--------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments   (0.10)  (0.06)   (0.01)   0.30    0.36
--------------------------------------------------------------------------------------------------
Total from investment operations                            0.13    0.16     0.22    0.57    0.63
--------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                     (0.22)  (0.22)   (0.23)  (0.26)  (0.27)
--------------------------------------------------------------------------------------------------
  Distributions from net realized capital gains            (0.02)  (0.03)   (0.04)  (0.01)  (0.02)
--------------------------------------------------------------------------------------------------
Total distributions                                        (0.24)  (0.25)   (0.27)  (0.27)  (0.29)
--------------------------------------------------------------------------------------------------
Net asset value, end of year                              $ 7.93  $ 8.04  $  8.13  $ 8.18  $ 7.88
--------------------------------------------------------------------------------------------------
TOTAL RETURN                                               1.69%   2.06%    2.74%   7.41%   8.59%
--------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                    $  532  $  706  $   824  $  941  $1,514
--------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                    1.99%   1.94%    1.94%   1.86%   1.88%
--------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets       2.85%   2.80%    2.90%   3.36%   3.54%
--------------------------------------------------------------------------------------------------
Portfolio turnover rate                                       --   7.93%   10.00%   7.96%   5.61%
--------------------------------------------------------------------------------------------------

-------------

See footnotes on page 106.

OHIO FUND


                                                                      YEAR ENDED SEPTEMBER 30,
                                                          -------------------------------------------------
CLASS A                                                        2005      2004      2003    2002OO      2001
-----------------------------------------------------------------------------------------------------------
PER SHARE DATA:*
-----------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                        $   8.10  $   8.14  $   8.26  $   8.03  $   7.64
-----------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                       0.32      0.31      0.32      0.36      0.38
-----------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments     (0.07)    (0.02)    (0.11)     0.23      0.39
-----------------------------------------------------------------------------------------------------------
Total from investment operations                              0.25      0.29      0.21      0.59      0.77
-----------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                       (0.31)    (0.31)    (0.32)    (0.36)    (0.38)
-----------------------------------------------------------------------------------------------------------
  Distributions from net realized capital gains              (0.03)    (0.02)    (0.01)      o         o
-----------------------------------------------------------------------------------------------------------
Total distributions                                          (0.34)    (0.33)    (0.33)    (0.36)    (0.38)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of year                              $   8.01  $   8.10  $   8.14  $   8.26  $   8.03
-----------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                 3.09%     3.69%     2.63%     7.59%    10.30%
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                    $107,587  $114,544  $122,692  $129,662  $128,433
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                      0.89%     0.87%     0.91%     0.85%     0.70%
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets         3.92%     3.88%     3.97%     4.51%     4.81%
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                      4.57%        --     6.79%     0.79%     7.57%
-----------------------------------------------------------------------------------------------------------
Without expense reimbursement:**
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                                                              0.84%
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets                                                 4.67%
-----------------------------------------------------------------------------------------------------------

                                                                      YEAR ENDED SEPTEMBER 30,
                                                          -------------------------------------------------
CLASS C                                                        2005      2004      2003    2002OO      2001
-----------------------------------------------------------------------------------------------------------
PER SHARE DATA:*
-----------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                        $   8.15  $   8.18  $   8.31  $   8.08  $   7.69
-----------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                       0.24      0.24      0.25      0.29      0.31
-----------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments     (0.06)    (0.01)    (0.12)     0.23      0.39
-----------------------------------------------------------------------------------------------------------
Total from investment operations                              0.18      0.23      0.13      0.52      0.70
-----------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                       (0.24)    (0.24)    (0.25)    (0.29)    (0.31)
-----------------------------------------------------------------------------------------------------------
  Distributions from net realized capital gains              (0.03)    (0.02)    (0.01)      o         o
-----------------------------------------------------------------------------------------------------------
Total distributions                                          (0.27)    (0.26)    (0.26)    (0.29)    (0.31)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of year                              $   8.06  $   8.15  $   8.18  $   8.31  $   8.08
-----------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                 2.15%     2.87%     1.58%     6.61%     9.26%
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                    $    922  $  1,005  $  1,339  $  1,331  $    812
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                      1.79%     1.77%     1.81%     1.75%     1.60%
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets         3.02%     2.98%     3.07%     3.61%     3.91%
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                      4.57%        --     6.79%     0.79%     7.57%
-----------------------------------------------------------------------------------------------------------
Without expense reimbursement:**
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                                                              1.74%
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets                                                 3.77%
-----------------------------------------------------------------------------------------------------------

-------------

See footnotes on page 106.

                                                                    YEAR ENDED SEPTEMBER 30,
                                                          --------------------------------------------
CLASS D                                                       2005     2004     2003   2002OO     2001
------------------------------------------------------------------------------------------------------
PER SHARE DATA:*
------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                        $  8.15  $  8.18  $  8.31  $  8.08  $  7.69
------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                      0.24     0.24     0.25     0.29     0.31
------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments    (0.06)   (0.01)   (0.12)    0.23     0.39
------------------------------------------------------------------------------------------------------
Total from investment operations                             0.18     0.23     0.13     0.52     0.70
------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                      (0.24)   (0.24)   (0.25)   (0.29)   (0.31)
------------------------------------------------------------------------------------------------------
  Distributions from net realized capital gains             (0.03)   (0.02)   (0.01)     o        o
------------------------------------------------------------------------------------------------------
Total distributions                                         (0.27)   (0.26)   (0.26)   (0.29)   (0.31)
------------------------------------------------------------------------------------------------------
Net asset value, end of year                              $  8.06  $  8.15  $  8.18  $  8.31  $  8.08
------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                2.15%    2.87%    1.58%    6.61%    9.26%
------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                    $   773  $ 1,012  $ 1,440  $ 1,683  $ 1,583
------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                     1.79%    1.77%    1.81%    1.75%    1.60%
------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets        3.02%    2.98%    3.07%    3.61%    3.91%
------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                     4.57%       --    6.79%    0.79%    7.57%
------------------------------------------------------------------------------------------------------
Without expense reimbursement:**
------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                                                         1.74%
------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets                                            3.77%
------------------------------------------------------------------------------------------------------

OREGON FUND

                                                                    YEAR ENDED SEPTEMBER 30,
                                                          --------------------------------------------
CLASS A                                                       2005     2004     2003   2002OO     2001
------------------------------------------------------------------------------------------------------
PER SHARE DATA:*
------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                        $  7.91  $  7.94  $  8.03  $  7.85  $  7.47
------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                      0.31     0.32     0.31     0.34     0.35
------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments    (0.03)   (0.03)   (0.07)    0.23     0.42
------------------------------------------------------------------------------------------------------
Total from investment operations                             0.28     0.29     0.24     0.57     0.77
------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                      (0.31)   (0.31)   (0.30)   (0.34)   (0.35)
------------------------------------------------------------------------------------------------------
  Distributions from net realized capital gains             (0.01)   (0.01)   (0.03)   (0.05)   (0.04)
------------------------------------------------------------------------------------------------------
Total distributions                                         (0.32)   (0.32)   (0.33)   (0.39)   (0.39)
------------------------------------------------------------------------------------------------------
Net asset value, end of year                              $  7.87  $  7.91  $  7.94  $  8.03  $  7.85
------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                3.53%    3.73%    3.10%    7.41%   10.52%
------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                    $53,109  $56,182  $56,365  $60,143  $54,994
------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                     0.92%    0.91%    0.95%    0.90%    0.88%
------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets        3.97%    4.00%    3.87%    4.34%    4.57%
------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                     4.88%    1.92%    3.56%    6.06%   14.58%
------------------------------------------------------------------------------------------------------

-------------

See footnotes on page 106.

                                                                  YEAR ENDED SEPTEMBER 30,
                                                          ----------------------------------------
CLASS C                                                      2005    2004    2003  2002OO     2001
--------------------------------------------------------------------------------------------------
PER SHARE DATA:*
--------------------------------------------------------------------------------------------------
Net asset value, beginning of year                        $ 7.90  $ 7.93  $ 8.03  $ 7.85  $  7.47
--------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                     0.24    0.24    0.24    0.27     0.28
--------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments   (0.03)  (0.02)  (0.08)   0.23     0.42
--------------------------------------------------------------------------------------------------
Total from investment operations                            0.21    0.22    0.16    0.50     0.70
--------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                     (0.24)  (0.24)  (0.23)  (0.27)   (0.28)
--------------------------------------------------------------------------------------------------
  Distributions from net realized capital gains            (0.01)  (0.01)  (0.03)  (0.05)   (0.04)
--------------------------------------------------------------------------------------------------
Total distributions                                        (0.25)  (0.25)  (0.26)  (0.32)   (0.32)
--------------------------------------------------------------------------------------------------
Net asset value, end of year                              $ 7.86  $ 7.90  $ 7.93  $ 8.03  $  7.85
--------------------------------------------------------------------------------------------------
TOTAL RETURN                                               2.60%   2.81%   2.05%   6.45%    9.53%
--------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                    $1,282  $1,641  $1,767  $1,511  $ 1,166
--------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                    1.82%   1.81%   1.85%   1.80%    1.78%
--------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets       3.07%   3.10%   2.97%   3.44%    3.67%
--------------------------------------------------------------------------------------------------
Portfolio turnover rate                                    4.88%   1.92%   3.56%   6.06%   14.58%
--------------------------------------------------------------------------------------------------

                                                                  YEAR ENDED SEPTEMBER 30,
                                                          ----------------------------------------
CLASS D                                                      2005    2004    2003  2002OO     2001
--------------------------------------------------------------------------------------------------
PER SHARE DATA:*
--------------------------------------------------------------------------------------------------
Net asset value, beginning of year                        $ 7.90  $ 7.93  $ 8.03  $ 7.85  $  7.47
--------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                     0.24    0.24    0.24    0.27     0.28
--------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments   (0.03)  (0.02)  (0.08)   0.23     0.42
--------------------------------------------------------------------------------------------------
Total from investment operations                            0.21    0.22    0.16    0.50     0.70
--------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                     (0.24)  (0.24)  (0.23)  (0.27)   (0.28)
--------------------------------------------------------------------------------------------------
  Distributions from net realized capital gains            (0.01)  (0.01)  (0.03)  (0.05)   (0.04)
--------------------------------------------------------------------------------------------------
Total distributions                                        (0.25)  (0.25)  (0.26)  (0.32)   (0.32)
--------------------------------------------------------------------------------------------------
Net asset value, end of year                              $ 7.86  $ 7.90  $ 7.93  $ 8.03  $  7.85
--------------------------------------------------------------------------------------------------
TOTAL RETURN                                               2.60%   2.81%   2.05%   6.45%    9.53%
--------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                    $1,442  $1,517  $1,848  $2,688  $ 2,345
--------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                    1.82%   1.81%   1.85%   1.80%    1.78%
--------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets       3.07%   3.10%   2.97%   3.44%    3.67%
--------------------------------------------------------------------------------------------------
Portfolio turnover rate                                    4.88%   1.92%   3.56%   6.06%   14.58%
--------------------------------------------------------------------------------------------------

-------------

See footnotes on page 106.

PENNSYLVANIA FUND


                                                                    YEAR ENDED SEPTEMBER 30,
                                                          --------------------------------------------
CLASS A                                                       2005     2004     2003   2002OO     2001
------------------------------------------------------------------------------------------------------
PER SHARE DATA:*
------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                        $  8.03  $  8.09  $  8.26  $  7.92  $  7.49
------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                      0.28     0.27     0.27     0.33     0.33
------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments    (0.10)   (0.05)   (0.08)    0.34     0.43
------------------------------------------------------------------------------------------------------
Total from investment operations                             0.18     0.22     0.19     0.67     0.76
------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                      (0.27)   (0.27)   (0.27)   (0.32)   (0.33)
------------------------------------------------------------------------------------------------------
  Distributions from net realized capital gains             (0.01)   (0.01)   (0.09)   (0.01)      --
------------------------------------------------------------------------------------------------------
Total distributions                                         (0.28)   (0.28)   (0.36)   (0.33)   (0.33)
------------------------------------------------------------------------------------------------------
Net asset value, end of year                              $  7.93  $  8.03  $  8.09  $  8.26  $  7.92
------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                2.34%    2.72%    2.37%    8.75%   10.27%
------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                    $18,548  $19,721  $22,354  $23,493  $24,047
------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                     1.48%    1.36%    1.30%    1.25%    1.32%
------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets        3.54%    3.32%    3.38%    4.11%    4.20%
------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                    18.95%    5.34%    8.30%   16.73%    5.43%
------------------------------------------------------------------------------------------------------

                                                                    YEAR ENDED SEPTEMBER 30,
                                                          --------------------------------------------
CLASS C                                                       2005     2004     2003   2002OO     2001
------------------------------------------------------------------------------------------------------
PER SHARE DATA:*
------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                        $  8.01  $  8.07  $  8.24  $  7.91  $  7.48
------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                      0.22     0.21     0.21     0.27     0.27
------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments    (0.10)   (0.05)   (0.08)    0.33     0.43
------------------------------------------------------------------------------------------------------
Total from investment operations                             0.12     0.16     0.13     0.60     0.70
------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                      (0.21)   (0.21)   (0.21)   (0.26)   (0.27)
------------------------------------------------------------------------------------------------------
  Distributions from net realized capital gains             (0.01)   (0.01)   (0.09)   (0.01)      --
------------------------------------------------------------------------------------------------------
Total distributions                                         (0.22)   (0.22)   (0.30)   (0.27)   (0.27)
------------------------------------------------------------------------------------------------------
Net asset value, end of year                              $  7.91  $  8.01  $  8.07  $  8.24  $  7.91
------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                1.58%    1.96%    1.60%    7.79%    9.48%
------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                    $   913  $ 1,100  $ 1,133  $ 1,029  $   628
------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                     2.23%    2.11%    2.05%    2.00%    2.07%
------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets        2.79%    2.57%    2.63%    3.36%    3.45%
------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                    18.95%    5.34%    8.30%   16.73%    5.43%
------------------------------------------------------------------------------------------------------

-------------

See footnotes on page 106.

                                                                    YEAR ENDED SEPTEMBER 30,
                                                          --------------------------------------------
CLASS D                                                       2005     2004     2003   2002OO     2001
------------------------------------------------------------------------------------------------------
PER SHARE DATA:*
------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                        $  8.01  $  8.07  $  8.24  $  7.91  $  7.48
------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                      0.22     0.21     0.21     0.27     0.27
------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments    (0.10)   (0.05)   (0.08)    0.33     0.43
------------------------------------------------------------------------------------------------------
Total from investment operations                             0.12     0.16     0.13     0.60     0.70
------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                      (0.21)   (0.21)   (0.21)   (0.26)   (0.27)
------------------------------------------------------------------------------------------------------
  Distributions from net realized capital gains             (0.01)   (0.01)   (0.09)   (0.01)      --
------------------------------------------------------------------------------------------------------
Total distributions                                         (0.22)   (0.22)   (0.30)   (0.27)   (0.27)
------------------------------------------------------------------------------------------------------
Net asset value, end of year                              $  7.91  $  8.01  $  8.07  $  8.24  $  7.91
------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                1.58%    1.96%    1.60%    7.79%    9.48%
------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                    $   490  $   556  $   624  $   690  $   596
------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                     2.23%    2.11%    2.05%    2.00%    2.07%
------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets        2.79%    2.57%    2.63%    3.36%    3.45%
------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                    18.95%    5.34%    8.30%   16.73%    5.43%
------------------------------------------------------------------------------------------------------

SOUTH CAROLINA FUND

                                                                    YEAR ENDED SEPTEMBER 30,
                                                          --------------------------------------------
CLASS A                                                       2005     2004     2003   2002OO     2001
------------------------------------------------------------------------------------------------------
PER SHARE DATA:*
------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                        $  8.18  $  8.23  $  8.25  $  8.07  $  7.66
------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                      0.32     0.31     0.31     0.36     0.37
------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments     0.03     0.05       --     0.19     0.41
------------------------------------------------------------------------------------------------------
Total from investment operations                             0.35     0.36     0.31     0.55     0.78
------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                      (0.32)   (0.30)   (0.31)   (0.36)   (0.37)
------------------------------------------------------------------------------------------------------
  Distributions from net realized capital gains             (0.02)   (0.11)   (0.02)   (0.01)      --
------------------------------------------------------------------------------------------------------
Total distributions                                         (0.34)   (0.41)   (0.33)   (0.37)   (0.37)
------------------------------------------------------------------------------------------------------
Net asset value, end of year                              $  8.19  $  8.18  $  8.23  $  8.25  $  8.07
------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                4.23%    4.51%    3.91%    7.00%   10.28%
------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                    $75,442  $76,913  $79,463  $81,410  $84,109
------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                     0.91%    0.91%    0.92%    0.87%    0.88%
------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets        3.89%    3.77%    3.83%    4.54%    4.59%
------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                        --       --   34.81%       --    2.80%
------------------------------------------------------------------------------------------------------

-------------

See footnotes on page 106.

                                                                  YEAR ENDED SEPTEMBER 30,
                                                          ----------------------------------------
CLASS C                                                      2005    2004     2003  2002OO    2001
--------------------------------------------------------------------------------------------------
PER SHARE DATA:*
--------------------------------------------------------------------------------------------------
Net asset value, beginning of year                        $  8.18 $ 8.23  $  8.24  $ 8.06  $ 7.65
--------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                      0.25   0.23     0.24    0.29    0.29
--------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments     0.02   0.06     0.01    0.19    0.41
--------------------------------------------------------------------------------------------------
Total from investment operations                             0.27   0.29     0.25    0.48    0.70
--------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                     (0.24)  (0.23)   (0.24)  (0.29)  (0.29)
--------------------------------------------------------------------------------------------------
  Distributions from net realized capital gains            (0.02)  (0.11)   (0.02)  (0.01)     --
--------------------------------------------------------------------------------------------------
Total distributions                                        (0.26)  (0.34)   (0.26)  (0.30)  (0.29)
--------------------------------------------------------------------------------------------------
Net asset value, end of year                              $  8.19 $ 8.18  $  8.23  $ 8.24  $ 8.06
--------------------------------------------------------------------------------------------------
TOTAL RETURN                                                3.30%  3.58%    3.11%   6.04%   9.30%
--------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                    $ 4,939 $5,200  $ 5,483  $3,279  $1,589
--------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                     1.81%  1.81%    1.82%   1.77%   1.78%
--------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets        2.99%  2.87%    2.93%   3.64%   3.69%
--------------------------------------------------------------------------------------------------
Portfolio turnover rate                                        --     --   34.81%      --   2.80%
--------------------------------------------------------------------------------------------------

                                                                  YEAR ENDED SEPTEMBER 30,
                                                          ----------------------------------------
CLASS D                                                      2005    2004     2003  2002OO    2001
--------------------------------------------------------------------------------------------------
PER SHARE DATA:*
--------------------------------------------------------------------------------------------------
Net asset value, beginning of year                        $  8.18 $ 8.23  $  8.24  $ 8.06  $ 7.65
--------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                      0.25   0.23     0.24    0.29    0.29
--------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments     0.02   0.06     0.01    0.19    0.41
--------------------------------------------------------------------------------------------------
Total from investment operations                             0.27   0.29     0.25    0.48    0.70
--------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                     (0.24)  (0.23)   (0.24)  (0.29)  (0.29)
--------------------------------------------------------------------------------------------------
  Distributions from net realized capital gains            (0.02)  (0.11)   (0.02)  (0.01)     --
--------------------------------------------------------------------------------------------------
Total distributions                                        (0.26)  (0.34)   (0.26)  (0.30)  (0.29)
--------------------------------------------------------------------------------------------------
Net asset value, end of year                              $  8.19 $ 8.18  $  8.23  $ 8.24  $ 8.06
--------------------------------------------------------------------------------------------------
TOTAL RETURN                                                3.30%  3.58%    3.11%   6.04%   9.30%
--------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                    $ 2,515 $3,035  $ 3,947  $4,815  $4,378
--------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                     1.81%  1.81%    1.82%   1.77%   1.78%
--------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets        2.99%  2.87%    2.93%   3.64%   3.69%
--------------------------------------------------------------------------------------------------
Portfolio turnover rate                                        --     --   34.81%      --   2.80%
--------------------------------------------------------------------------------------------------

-------------
 * Per share amounts are based on average shares outstanding.

** During the periods stated, Seligman voluntarily waived portions of its management fees and/or reimbursed expenses. Absent such reimbursements/waivers, returns would have been lower.


*** Capital gain of $0.001 per share was paid.

++ Capital gain of $0.004 per share was paid.
 o Capital gain of $0.002 per share was paid.

oo As required, effective October 1, 2001, the Funds adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing market discounts on purchases of portfolio securities for financial reporting purposes. The effects of this change for the fiscal year ended September 30, 2002, are as follows: increase net investment income and net realized and unrealized loss on investments per share by $0.01 for Class A, C and D shares of the National, Minnesota and Pennsylvania Funds, and, for Class C and D shares of the Louisiana, Maryland and Oregon Funds; and to increase the ratio of net investment income to average net assets of each share class of the Georgia, Michigan, New Jersey, New York and Ohio Funds by 0.03%; the National, California High-Yield, Colorado, Florida, Maryland and Missouri Funds by 0.04%; the California Quality, Louisiana, Massachusetts, North Carolina and Oregon Funds by 0.05%; the Pennsylvania and South Carolina Funds by 0.06%; and the Minnesota Fund by 0.09%. The per share data and ratios for periods prior to October 1, 2001, have not been restated.

How to Contact Us



The Funds............................ Write: Corporate Communications/
                                             Investor Relations Department
                                             J. & W. Seligman & Co. Incorporated
                                             100 Park Avenue, New York, NY 10017

                                      Phone: Toll-Free (800) 221-7844 in the US or
                                             (212) 850-1864 outside the US

Your Regular (Non-Retirement) Account Write: Shareholder Services Department
                                             Seligman Data Corp.
                                             100 Park Avenue, New York, NY 10017

                                      Phone: Toll-Free (800) 221-2450 in the US or
                                             (212) 682-7600 outside the US



  24-HOUR AUTOMATED TELEPHONE ACCESS IS AVAILABLE BY DIALING (800) 622-4597 ON A TOUCHTONE TELEPHONE. YOU WILL HAVE INSTANT ACCESS TO PRICE, YIELD, ACCOUNT BALANCE, MOST RECENT TRANSACTION, AND OTHER INFORMATION.

                            SELIGMAN ADVISORS, INC.
                                an affiliate of
[LOGO] J&WS
                            J. & W. SELIGMAN & CO.
                                 INCORPORATED

                               ESTABLISHED 1864
                      100 Park Avenue, New York, NY 10017

For More Information
The information below is available without charge upon request by calling toll-free (800) 221-2450 in the US or (212) 682-7600 outside the US. You may also call these numbers to request other information about the Funds or to make shareholder inquiries.

Statement of Additional Information (SAI) contains additional information about the Funds. It is on file with the Securities and Exchange Commission, or SEC, and is incorporated by reference into (is legally part of) this Prospectus.


Annual/Semi-Annual Reports contain additional information about each Fund's investments. In each Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected a Fund's performance during its last fiscal year. Each Fund's SAI and most recent Annual/Semi-Annual Reports are also available, free of charge, at www.seligman.com. The reference to Seligman's website is an inactive textual reference and information contained in or otherwise accessible through Seligman's website does not form a part of this Prospectus.



Information about the Funds, including the Prospectus and each SAI, can be viewed and copied at the SEC's Public Reference Room in Washington, DC. For information about the operation of the Public Reference Room, call (202) 942-8090. The SAI, Annual/Semi-Annual Reports and other information about the Funds are also available on the EDGAR Database on the SEC's Internet site: www.sec.gov.


Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102.

SEC File Numbers:
 Seligman Municipal Fund Series, Inc.:
 811-3828
 Seligman Municipal Series Trust: 811-4250
 Seligman New Jersey Municipal Fund, Inc.: 811-5126
 Seligman Pennsylvania Municipal Fund Series: 811-4666

                                    [GRAPHIC]

                     SELIGMAN MUNICIPAL FUND SERIES, INC.

  National Fund, Colorado Fund, Georgia Fund, Louisiana Fund, Maryland Fund, Massachusetts Fund, Michigan Fund, Minnesota Fund, Missouri Fund, New York Fund,

                Ohio Fund, Oregon Fund and South Carolina Fund


                      Statement of Additional Information

                               February 1, 2006


                                100 Park Avenue
                           New York, New York 10017
                                (212) 850-1864

                      Toll Free Telephone: (800) 221-2450


This Statement of Additional Information ("SAI") expands upon and supplements the information contained in the current Prospectus of Seligman Municipal Funds, dated February 1, 2006 (the "Prospectus"), offering Class A shares, Class C shares and Class D shares of the funds of Seligman Municipal Fund Series, Inc. This SAI, although not in itself a Prospectus, is incorporated by reference into the Prospectus in its entirety. It should be read in conjunction with the Prospectus, which may be obtained by writing or calling the above address or telephone numbers.

The financial statements and notes included in the Annual Report of Seligman Municipal Fund Series, Inc., and the Report of Independent Registered Public Accounting Firm thereon, are incorporated herein by reference. The Annual Report, which includes the Report of Independent Registered Public Accounting Firm, will be furnished to you without charge if you request a copy of this SAI.

The reference in this SAI to the investment manager's website or any other website are inactive textual references and information contained in or otherwise accessible through these websites do not form a part of this SAI.


                               Table of Contents


          Fund History............................................   2
          Description of the Funds and their Investments and Risks   2
          Management of the Funds.................................   7
          Control Persons and Principal Holders of Securities.....  12
          Investment Advisory and Other Services..................  18
          Portfolio Managers......................................  27
          Portfolio Transactions and Other Practices..............  29
          Capital Stock and Other Securities......................  30
          Purchase, Redemption, and Pricing of Shares.............  30
          Taxation of the Funds...................................  36
          Underwriters............................................  44
          Calculation of Performance Data.........................  47
          Financial Statements....................................  50
          General Information.....................................  50
          Appendix A..............................................  51
          Appendix B..............................................  55
          Appendix C.............................................. 105


TEA1A

                                 Fund History


Seligman Municipal Fund Series, Inc. (the "Series") was incorporated in Maryland on August 8, 1983.


           Description of the Funds and their Investments and Risks

Classification


The Series is a non-diversified, open-end management investment company, or mutual fund, consisting of thirteen separate funds (collectively, the "Funds"), which are:


 National Municipal Series ("National   Minnesota Municipal Series
 Fund")                                 ("Minnesota Fund")
 Colorado Municipal Series ("Colorado   Missouri Municipal Series ("Missouri
 Fund")                                 Fund")
 Georgia Municipal Series ("Georgia     New York Municipal Series ("New York
 Fund")                                 Fund")
 Louisiana Municipal Series             Ohio Municipal Series ("Ohio Fund")
 ("Louisiana Fund")
 Maryland Municipal Series ("Maryland   Oregon Municipal Series ("Oregon
 Fund")                                 Fund")
 Massachusetts Municipal Series         South Carolina Municipal Series
 ("Massachusetts Fund")                 ("South Carolina Fund")
 Michigan Municipal Series ("Michigan
 Fund")

Investment Strategies and Risks

The following information regarding the Funds' investments and risks supplements the information contained in the Prospectus.

The Funds seek to provide income exempt from regular federal income taxes and, as applicable, regular state and local income taxes, to the extent consistent with the preservation of capital and with consideration given to opportunities for capital gain. Such income could however be subject to the federal alternative minimum tax, as well as any applicable state alternative minimum tax.


Each Fund is expected to invest principally, without percentage limitations, in municipal securities, which on the date of purchase are rated within the four highest rating categories of Moody's Investors Service ("Moody's") or Standard & Poor's Ratings Services ("S&P"). Municipal securities rated in these categories are commonly referred to as investment grade. Each Fund may invest in municipal securities that are not rated, or which do not fall into the credit ratings noted above if, based upon credit analysis, it is believed that such securities are of comparable quality. In determining suitability of investment in a lower rated or unrated security, a Fund will take into consideration asset and debt service coverage, the purpose of the financing, history of the issuer, existence of other rated securities of the issuer and other considerations as may be relevant, including comparability to other issuers.


Although securities rated in the fourth rating category are commonly referred to as investment grade, investment in such securities could involve risks not usually associated with bonds rated in the first three categories. Bonds rated "BBB" by S&P are more likely as a result of adverse economic conditions or changing circumstance to exhibit a weakened capacity to pay interest and repay principal than bonds in higher rating categories and bonds rated Baa by Moody's lack outstanding investment characteristics and in fact have speculative characteristics according to Moody's. Municipal securities in the fourth rating category of S&P or Moody's will generally provide a higher yield than do higher rated municipal securities of similar maturities; however, they are subject to a greater degree of fluctuation in value as a result of changing interest rates and economic conditions. The market value of the municipal securities will also be affected by the degree of interest of dealers to bid for them, and in certain markets dealers may be more unwilling to trade municipal securities rated in the fourth rating categories than in the higher rating categories.

A description of the credit rating categories is contained in Appendix A to this SAI.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal securities and for providing state and local governments with federal credit assistance. Reevaluation of a Fund's investment objectives and structure might be necessary in the future due to market conditions that may result from future changes in the tax laws.

Municipal Securities. Municipal securities include short-term notes, commercial paper, and intermediate and long-term bonds issued by or on behalf of states, territories, and possessions of the United States and the District of Columbia, and their political subdivisions, agencies, and instrumentalities, the interest on which is exempt from regular federal income taxes and in certain instances, applicable state or local income taxes. Municipal securities are traded primarily in the over-the-counter market. A Fund may invest, without percentage limitations, in certain private activity bonds, the interest on which is treated as a preference item for purposes of the alternative minimum tax.

Under the Investment Company Act of 1940, as amended ("1940 Act"), the identification of the issuer of municipal bonds or notes depends on the terms and conditions of the obligation. If the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the obligation is backed only by the assets and revenues of the subdivision, such subdivision is regarded as the sole issuer. Similarly, in the case of an industrial development revenue bond or pollution control revenue bond, if only the assets and revenues of the non-governmental user back the bond, the non-governmental user is regarded as the sole issuer. If in either case the creating government or another entity guarantees an obligation, the security is treated as an issue of such guarantor to the extent of the value of the guarantee.


The Funds invest principally in long-term municipal bonds. Municipal bonds are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets, water and sewer works, and gas and electric utilities. Municipal bonds also may be issued in connection with the refunding of outstanding obligations, obtaining funds to lend to other public institutions, and for general operating expenses. Industrial development bonds ("IDBs") are issued by or on behalf of public authorities to obtain funds to provide various privately operated facilities for business and manufacturing, housing, sports, pollution control, and for airport, mass transit, port and parking facilities.

The two principal classifications of municipal bonds are "general obligation" and "revenue." General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. Although IDBs are issued by municipal authorities, they are generally secured by the revenues derived from payments of the industrial user. The payment of principal and interest on IDBs is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

The Funds may also invest in municipal notes. Municipal notes generally are used to provide for short-term capital needs and generally have maturities of five years or less. Municipal notes include:


    1. Tax Anticipation Notes and Revenue Anticipation Notes. Tax anticipation notes and revenue anticipation notes are issued to finance short-term working capital needs of political subdivisions. Generally, tax anticipation notes are issued in anticipation of various tax revenues, such as income, sales and real property taxes, and are payable from these specific future taxes. Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as grant or project revenues. Usually political subdivisions issue notes combining the qualities of both tax and revenue anticipation notes.

    2. Bond Anticipation Notes. Bond anticipation notes are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the notes.


Issues of municipal commercial paper typically represent short-term, unsecured, negotiable promissory notes. In most cases, municipal commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.


Variable and Floating Rate Securities. A Fund may purchase floating or variable rate securities, including participation interests therein. Investments in floating or variable rate securities provide that the rate of interest is either pegged to money market rates or set as a specific percentage of a designated base rate, such as rates on Treasury Bonds or Treasury Bills or the prime rate of a major commercial bank. A floating rate or variable rate security generally provides that a Fund can demand payment of the obligation on short notice (daily or weekly, depending on the terms of the obligation) at an amount equal to par (face value) plus accrued interest. In unusual circumstances, the amount received may be more or less than the amount the Fund paid for the securities.

Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have an interest rate which changes whenever there is a change in the designated base interest rate. Frequently such securities are secured by letters of credit or other credit support arrangements provided by banks. The quality of the underlying creditor or of the bank or insurer, as the case may be, must be equivalent to the standards set forth with respect to taxable investments below.

The maturity of variable or floating rate obligations (including participation interests therein) is deemed to be the longer of (1) the notice period required before a Fund is entitled to receive payment of the obligation upon demand, or
(2) the period remaining until the obligation's next interest rate adjustment. If the Fund does not redeem the obligation through the demand feature, the obligation will mature on a specific date, which may range up to thirty years from the date of its issuance.


Participation Interests. From time to time, a Fund may purchase from banks, participation interests in all or part of specific holdings of municipal securities. A participation interest gives the Fund an undivided interest in the municipal security in the proportion that the Fund's participation interest bears to the total principal amount of the municipal security and provides the demand repurchase feature described above. Participation interests are frequently backed by an irrevocable letter of credit or guarantee of a bank that the Fund has determined meets its prescribed quality standards. A Fund has the right to sell the instrument back to the bank and draw on the letter of credit on demand, on short notice, for all or any part of the Fund's participation interest in the municipal security, plus accrued interest. Each Fund intends to exercise the demand under the letter of credit only (1) upon a default under the terms of the documents of the municipal security, (2) as needed to provide liquidity in order to meet redemptions, or (3) to maintain a high quality investment portfolio. Banks will retain a service and letter of credit fee and a fee for issuing repurchase commitments in an amount equal to the excess of the interest paid on the municipal securities over the negotiated yield at which the instruments are purchased by a Fund. Participation interests will be purchased only if, in the opinion of counsel, interest income on such interests will be tax-exempt when distributed as dividends to shareholders of the Fund. The Funds currently do not purchase participation interests and have no current intention of doing so.


When-Issued Securities. Each Fund may purchase municipal securities on a "when-issued" basis, which means that delivery of and payment for securities normally take place in less than 45 days after the date of the buyer's purchase commitment. The payment obligation and the interest rate on when-issued securities are each fixed at the time the purchase commitment is made, although no interest accrues to a purchaser prior to the settlement of the purchase of the securities. As a result, the yields obtained and the market value of such securities may be higher or lower on the date the securities are actually delivered to the buyer. A Fund will generally purchase a municipal security sold on a when-issued basis with the intention of actually acquiring the securities on the settlement date. A separate account consisting of cash or high-grade liquid debt securities equal to the amount of outstanding purchase commitments is established with the Fund's custodian in connection with any purchase of when-issued securities. The account is marked to market daily, with additional cash or liquid high-grade debt securities added when necessary. A Fund meets in respective obligation to purchase when-issued securities from outstanding cash balances, sale of other securities or, although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or lesser than the Fund's payment obligations).

Municipal securities purchased on a when-issued basis and the other securities held in each Fund are subject to changes in market value based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates (which will generally result in similar changes in value, i.e., both experiencing appreciation when interest rates decline and depreciation when interest rates rise). Therefore, to the extent a Fund remains substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be a greater possibility that the market value of the Fund's assets will vary. Purchasing a municipal security on a when-issued basis can involve a risk that the yields available in the market when the delivery takes place may be higher than those obtained on the security purchased on a when-issued basis.


Illiquid Securities. Each Fund may invest up to 15% of its net assets in illiquid securities, including restricted securities (i.e., securities not readily marketable without registration under the Securities Act of 1933 ("1933 Act")) and other securities that are not readily marketable. Each Fund may purchase restricted securities that can be offered and sold to "qualified institutional buyers" under Rule 144A of the 1933 Act, and the Series' Board of Directors may determine, when appropriate, that specific Rule 144A securities are liquid and not subject to the 15% limitation on illiquid securities. Should the Board of Directors make this determination, it will carefully monitor the security (focusing on such factors, among others, as trading activity and availability of information) to determine that the Rule 144A security continues to be liquid. It is not possible to predict with assurance exactly how the market for Rule 144A securities will further evolve. This investment practice could have the effect of increasing the level of illiquidity in a Fund, if and to the extent that qualified institutional buyers become for a time uninterested in purchasing Rule 144A securities.

Taxable Investments. Under normal market conditions, each Fund will attempt to invest 100% and as a matter of fundamental policy will invest at least 80% of the value of its net assets in securities the interest on which is exempt from regular federal income tax and (except for the National Fund) regular, personal income tax of its designated state. Such interest, however, may be subject to the federal alternative minimum tax and any applicable state alternative minimum tax.

Under normal market conditions, temporary investments in taxable securities will be limited as a matter of fundamental policy to 20% of the value of a Fund's net assets.

Except as otherwise specifically noted above, the Funds' investment strategies are not fundamental and a Fund, with the approval of the Board of Directors, may change such strategies without the vote of shareholders.


Fundamental Restrictions


Each Fund is subject to fundamental policies that place restrictions on certain types of investments. These policies cannot be changed except by vote of a majority of the outstanding voting securities of a Fund. Under these policies, a Fund may not:

..   Borrow money, except from banks for temporary purposes (such as meeting redemption requests or for extraordinary or emergency purposes) in an amount not to exceed 10% of the value of its total assets at the time the borrowing is made (not including the amount borrowed). A Fund will not purchase additional portfolio securities if such Fund has outstanding borrowings in excess of 5% of the value of its total assets;

..   Mortgage or pledge any of its assets, except to secure permitted borrowings noted above;

..   Invest more than 25% of total assets at market value in any one industry;
    except that municipal securities and securities of the US Government, its agencies and instrumentalities are not considered an industry for purposes of this limitation;

..   As to 50% of the value of its total assets, purchase securities of any issuer if immediately thereafter more than 5% of total assets at market value would be invested in the securities of any issuer (except that this limitation does not apply to obligations issued or guaranteed by the US Government or its agencies or instrumentalities);

..   Invest in securities issued by other investment companies, except in connection with a merger, consolidation, acquisition or reorganization or for the purpose of hedging the Fund's obligations under its deferred compensation plan for directors;

..   Purchase or hold any real estate, including limited partnership interests on real property, except that the Fund may invest in securities secured by real estate or interests therein or issued by persons (other than real estate investment trusts) which deal in real estate or interests therein;

..   Purchase or hold the securities of any issuer, if to its knowledge, directors or officers of the Fund individually owning beneficially more than 0.5% of the securities of that issuer own in the aggregate more than 5% of such securities;

..   Write or purchase put, call, straddle or spread options; purchase securities on margin or sell "short"; or underwrite the securities of other issuers;

..   Purchase or sell commodities or commodity contracts; or

..   Make loans except to the extent that the purchase of notes, bonds or other evidences of indebtedness or the entry into repurchase agreements or deposits with banks may be considered loans. No Fund has a present intention of entering into repurchase agreements.

A Fund also may not change its investment objective without shareholder approval.

Under the 1940 Act, a "vote of a majority of the outstanding voting securities" of a Fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares of the Fund present at a shareholders' meeting if more than 50% of the outstanding shares of the Fund are represented at the meeting in person or by proxy.

Under Rule 35d-1 of the 1940 Act, each Fund also may not change its investment strategy of investing at least 80% of its net assets in municipal securities that pay interest that is exempt from regular federal income taxes and (except the National Fund) regular personal income taxes in its respective state without first providing notice to shareholders, as provided under Rule 35d-1(c) of the 1940 Act, at least 60 days prior to such change. This policy is not fundamental.

Temporary Defensive Position


In abnormal market conditions, if, in the judgment of a Fund, municipal securities satisfying a Fund's investment objectives may not be purchased, a Fund may, for defensive purposes, temporarily invest in instruments the interest on which is exempt from regular federal income taxes, but not regular personal state income taxes. Such securities would include those described under "Municipal Securities" above that would otherwise meet a Fund's objectives.


Also, in abnormal market conditions, a Fund may invest on a temporary basis in fixed-income securities, the interest on which is subject to federal, state, or local income taxes, pending the investment or reinvestment in municipal securities of the proceeds of sales of shares or sales of portfolio securities, in order to avoid the necessity of liquidating portfolio investments to meet redemptions of shares by investors or where market conditions due to rising interest rates or other adverse factors warrant temporary investing for defensive purposes. Investments in taxable securities will be substantially in securities issued or guaranteed by the United States Government (such as bills, notes and bonds), its agencies, instrumentalities or authorities; highly-rated corporate debt securities (rated "Aa3" or better by Moody's or "AA-" or better by S&P); prime commercial paper (rated "P-1" by Moody's or "A-1+/A-1" by S&P); and certificates of deposit of the 100 largest domestic banks in terms of assets which are subject to regulatory supervision by the US Government or state governments and the 50 largest foreign banks in terms of assets with branches or agencies in the United States. Investments in certificates of deposit of foreign banks and foreign branches of US banks may involve certain risks, including different regulation, use of different accounting procedures, political or other economic developments, exchange controls, or possible seizure or nationalization of foreign deposits.

Portfolio Turnover

Portfolio transactions will be undertaken principally to accomplish a Fund's objective in relation to anticipated movements in the general level of interest rates but a Fund may also engage in short-term trading consistent with its objective. Securities may be sold in anticipation of a market decline (a rise in interest rates) or purchased in anticipation of a market rise (a decline in interest rates) and later sold. In addition, a security may be sold and another purchased at approximately the same time to take advantage of what the investment manager believes to be a temporary disparity in the normal yield relationship between the two securities. A Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned during the year. Securities whose maturity or expiration date at the time of acquisition were one year or less are excluded from the calculation.


The portfolio turnover rates for each Fund for the fiscal years ended September 30, 2005 and 2004 were: National - 4.55% and -0-%; Colorado - -0-% and 5.04%; Georgia - 8.59% and 20.43%; Louisiana - 2.54% and 2.51%; Maryland - 9.77% and 5.66%; Massachusetts - 4.55% and 1.97%; Michigan - 8.64% and -0-%;
Minnesota - 8.09% and 1.85%; Missouri - -0-% and 3.99%; New York - 10.47% and -0-%; Ohio - 4.57% and -0-%; Oregon - 4.88% and 1.92%; and South Carolina - -0-% and -0-%. The fluctuation in portfolio turnover rates of certain Funds during the fiscal years ended September 30, 2005 and 2004 resulted from conditions in the specific state and/or the bond market in general. A Fund's portfolio turnover rate will not be a limiting factor when a Fund deems it desirable to sell or purchase securities.


Disclosure of Portfolio Holdings


The Funds' full portfolio holdings, as well as portfolio weightings, are published quarterly, generally no sooner than 15 calendar days after the end of each calendar quarter on the website of the Funds' investment manager, J. & W. Seligman & Co. Incorporated ("Seligman")(www.seligman.com). In addition, the Funds' top 10 holdings and the aggregate weighting of the top 10 holdings are published monthly, generally no sooner than 5 days after the end of each month. Seligman employees may freely distribute the Funds' portfolio holdings information described above to third parties the day after such information appears on Seligman's website. The foregoing monthly and quarterly information will remain available on Seligman's website for at least 5 months from the end of the period shown.

In accordance with the policies and procedures approved by the Series' Board of Directors, the Funds' portfolio holdings may be disclosed to certain parties prior to its public release if the disclosure is intended for research or other legitimate business purposes and the recipient is subject to a duty of confidentiality. Disclosures of portfolio holdings for such purposes (which may be on-going) are considered on a case-by-case basis, and the Funds' procedures require the prior written approval of the President or Chief Investment Officer of Seligman or the President of Seligman Advisors, Inc. ("Seligman Advisors") and the Funds' Chief Compliance Officer (the "CCO") before any such disclosure. In connection with the CCO's review and approval, the CCO considers whether such disclosure is in the best interests of shareholders. If prior approval is granted, the recipient must enter into a written agreement prior to the release of the Funds' portfolio holdings information that includes, among other things, a requirement that the holdings be kept confidential and places limits on the use of the information for trading purposes. The CCO, who reports directly to the Series' Board of Directors regarding compliance with the Funds' policies, and Seligman's Chief Compliance Officer monitor compliance with this policy.

In addition, the Funds' policies expressly permit Seligman's employees to release the Funds' holdings information without a confidentiality agreement as necessary to facilitate the execution of securities transactions or to respond to questions about Seligman's views on individual securities or whether the Funds own or do not own a particular security; provided, that individual securities weightings will not be disclosed unless such weightings are otherwise provided in the quarterly disclosure noted above. Portfolio managers (or their designees) may also disclose certain information about individual securities or information about a particular investment style on an occasional basis to third parties for research purposes, provided that the information does not include the name of the Funds or the weightings of particular securities unless otherwise provided in the quarterly disclosure noted above. The Funds may also permit their auditors to have access to the Funds' portfolio holdings as necessary in connection with their auditing services.

Currently, Seligman has entered into ongoing arrangements to disclose the Funds' portfolio holdings prior to the public disclosure of such information with the following third party research providers: Salomon Analytics Inc. and Standard & Poor's Securities Evaluations, Inc. The portfolio holdings are released to these research providers on an as-needed basis (including daily, if necessary). In addition, Seligman discloses the Funds' portfolio holdings to State Street Bank and Trust Company ("SSBT") in connection with back-office, custodial and/or administrative services provided by SSBT. All of the above mentioned disclosures have been approved by Seligman's President or Chief Investment Officer and the Funds' CCO and are made pursuant to the terms of confidentiality agreements or provisions that prohibit the disclosure and restrict the use of the holdings information. No compensation is received by any party in consideration of the disclosure of the Funds' portfolio holdings pursuant to these arrangements.


                            Management of the Funds

Board of Directors

The Board of Directors of the Series provides broad supervision over the affairs of the Funds.

Management Information


Information with respect to Directors and officers of the Series is shown below. Unless otherwise indicated, their addresses are 100 Park Avenue, New York, New York 10017.



                                                                                                         Number of
                                                                                                         Portfolios
                                                                                                          in Fund
                           Term of                                                                        Complex
                          Office and                                                                      Overseen
Name, (Age), Position(s)  Length of       Principal Occupation(s) During Past 5 Years, Directorships         by
With Funds               Time Served*                       and Other Information                         Director
------------------------ ------------ ------------------------------------------------------------------ ----------
                                               INDEPENDENT DIRECTORS

  John R. Galvin (76)    1995 to Date Dean Emeritus, Fletcher School of Law and Diplomacy at Tufts            58
  Director                            University; Director or Trustee of each of the investment
                                      companies of the Seligman Group of Funds**; and Chairman
                                      Emeritus, American Council on Germany. Formerly, Director,
                                      Raytheon Co. (defense and commercial electronics) and Governor of the Center for Creative Leadership. From February 1995 until
                                      June 1997, he was a Director, USLIFE Corporation (life insurance).
                                      From June 1987 to June 1992, he was the Supreme Allied
                                      Commander, NATO and the Commander-in-Chief, United States
                                      European Command.

                                                                                                             Number of
                                                                                                             Portfolios
                                                                                                              in Fund
                            Term of                                                                           Complex
                           Office and                                                                         Overseen
Name, (Age), Position(s)   Length of        Principal Occupation(s) During Past 5 Years, Directorships           by
With Funds                Time Served*                        and Other Information                           Director
------------------------  ------------ --------------------------------------------------------------------- ----------
Alice S. Ilchman (70)     1991 to Date President Emerita, Sarah Lawrence College; Director or Trustee of         58
Director                               each of the investment companies of the Seligman Group of
                                       Funds**; Director, Jeannette K. Watson Summer Fellowship
                                       (summer internships for college students); Trustee, the Committee for Economic Development; Governor, Court of Governors,
                                       London School of Economics; and Director, Public Broadcasting
                                       Service (PBS). Formerly, Trustee, Save the Children (non-profit child assistance organization); Chairman, The Rockefeller
                                       Foundation (charitable foundation); and Director (from September
                                       1987 until September 1997), New York Telephone Company.

Frank A. McPherson (72)   1995 to Date Retired Chairman of the Board and Chief Executive Officer of              58
Director                               Kerr-McGee Corporation (diversified energy and chemical
                                       company); Director or Trustee of each of the investment companies of the Seligman Group of Funds**; and Director, ConocoPhillips
                                       (integrated international oil corporation), Integris Health (owner of various hospitals), Oklahoma Chapter of the Nature Conservancy,
                                       Oklahoma Medical Research Foundation, Boys and Girls Clubs of
                                       Oklahoma, Oklahoma City Public Schools Foundation and
                                       Oklahoma Foundation for Excellence in Education. Formerly,
                                       Director, BOK Financial (bank holding company), Kimberly-Clark
                                       Corporation (consumer products) and the Federal Reserve System's
                                       Kansas City Reserve Bank (from 1990 until 1994).

Betsy S. Michel (63)      1984 to Date Attorney; Director or Trustee of each of the investment companies         58
Director                               of the Seligman Group of Funds**; and Trustee, The Geraldine R.
                                       Dodge Foundation (charitable foundation). Formerly, Chairman of the Board of Trustees of St. George's School (Newport, RI) and
                                       Trustee, World Learning, Inc. (international educational training).

Leroy C. Richie (64)      2000 to Date Chairman and Chief Executive Officer, Q Standards Worldwide,              57
Director                               Inc. (library of technical standards); Director or Trustee of each of the investment companies of the Seligman Group of Funds** (with the exception of Seligman Cash Management Fund, Inc.); Director,
                                       Kerr-McGee Corporation (diversified energy and chemical
                                       company) Infinity, Inc. (oil and gas services and exploration); and
                                       Director and Chairman, Highland Park Michigan Economic
                                       Development Corp. Formerly, Trustee, New York University Law
                                       Center Foundation; Vice Chairman, Detroit Medical Center;
                                       Chairman and Chief Executive Officer, Capital Coating
                                       Technologies, Inc. (applied coating technologies); and Vice
                                       President and General Counsel (from 1990 until 1997), Automotive
                                       Legal Affairs, Chrysler Corporation.

Robert L. Shafer (73)     1983 to Date Ambassador and Permanent Observer of the Sovereign and Military           58
Director                               Order of Malta to the United Nations and Director or Trustee of
                                       each of the investment companies of the Seligman Group of
                                       Funds**. Formerly, Director (from May 1987 until June 1997),
                                       USLIFE Corporation (life insurance) and Vice President (from
                                       December 1973 until January 1996), Pfizer Inc. (pharmaceuticals).

James N. Whitson (70)     1993 to Date Retired Executive Vice President and Chief Operating Officer,             58
Director                               Sammons Enterprises, Inc. (a diversified holding company);
                                       Director or Trustee of each of the investment companies of the
                                       Seligman Group of Funds**; and Director, CommScope, Inc.
                                       (manufacturer of coaxial cable). Formerly, Director and Consultant,
                                       Sammons Enterprises, Inc. and Director, C-SPAN (cable television networks).

                                                 INTERESTED DIRECTORS

William C. Morris*** (67) 1988 to Date Chairman, J. & W. Seligman & Co. Incorporated; Chairman of the            58
Director and Chairman of               Board and Director or Trustee of each of the investment companies
the Board                              of the Seligman Group of Funds**; Chairman, Seligman Advisors,
                                       Inc., Seligman Services, Inc., and Carbo Ceramics Inc.
                                       (manufacturer of ceramic proppants for oil and gas industry);
                                       Director, Seligman Data Corp.; and President and Chief Executive
                                       Officer, The Metropolitan Opera Association. Formerly, Director,
                                       Kerr-McGee Corporation (diversified energy and chemical
                                       company) and Chief Executive Officer of each of the investment companies of the Seligman Group of Funds.

                                                                                                          Number of
                                                                                                          Portfolios
                                                                                                           in Fund
                           Term of                                                                         Complex
                          Office and                                                                       Overseen
Name, (Age), Position(s)  Length of       Principal Occupation(s) During Past 5 Years, Directorships          by
With Funds               Time Served*                       and Other Information                          Director
------------------------ ------------ ------------------------------------------------------------------- ----------
Brian T. Zino*** (53)    Dir.: 1993   Director and President, J. & W. Seligman & Co. Incorporated;            58
Director, President and  to Date      Chief Executive Officer, President and Director or Trustee of each
Chief Executive Officer  Pres.: 1995  of the investment companies of the Seligman Group of Funds**;
                         to Date      Director, Seligman Advisors, Inc. and Seligman Services, Inc.;
                         CEO: 2002    Chairman, Seligman Data Corp.; Member of the Board of
                         to Date      Governors of the Investment Company Institute; and Director
                                      (formerly Vice Chairman), ICI Mutual Insurance Company.

Thomas G. Moles (63)     1983 to Date In addition to his responsibilities in respect of the Funds, he is     N/A
Vice President and                    Director and Managing Director, J. & W. Seligman & Co.
Co-Portfolio Manager                  Incorporated; Vice President and Co-Portfolio Manager, Seligman
                                      Municipal Series Trust, Seligman New Jersey Municipal Fund, Inc.
                                      and Seligman Pennsylvania Municipal Fund Series; Executive Vice
                                      President and Co-Portfolio Manager, Seligman Quality Municipal
                                      Fund, Inc. and Seligman Select Municipal Fund, Inc. (two closed-
                                      end investment companies); and Director, Seligman Advisors, Inc.
                                      and Seligman Services, Inc. Formerly, President, Seligman Quality
                                      Municipal Fund, Inc. and Seligman Select Municipal Fund, Inc.

Eileen A. Comerford (47) 2003 to Date In addition to her responsibilities in respect of the Funds, she is    N/A
Vice President and                    Senior Vice President, Investment Officer, J. & W. Seligman & Co.
Co-Portfolio Manager                  Incorporated; Vice President and Co-Portfolio Manager, Seligman
                                      Municipal Series Trust, Seligman New Jersey Municipal Fund,
                                      Inc., Seligman Pennsylvania Municipal Fund Series, Seligman
                                      Quality Municipal Fund, Inc. and Seligman Select Municipal Fund,
                                      Inc.

Thomas G. Rose (48)      2000 to Date Managing Director, Chief Financial Officer and Treasurer, J. & W.      N/A
Vice President                        Seligman & Co. Incorporated; Senior Vice President, Finance,
                                      Seligman Advisors, Inc. and Seligman Data Corp.; Vice President
                                      of each of the investment companies of the Seligman Group of
                                      Funds**; and Vice President, Seligman Services, Inc. and Seligman
                                      International, Inc.

Lawrence P. Vogel (49)   V.P.: 1992   Senior Vice President and Treasurer, Investment Companies, J. &        N/A
Vice President and       to Date      W. Seligman & Co. Incorporated; Vice President and Treasurer of
Treasurer                Treas.: 2000 each of the investment companies of the Seligman Group of
                         to Date      Funds**; and Treasurer, Seligman Data Corp.

Frank J. Nasta (41)      1994 to Date Director, Managing Director, General Counsel and Corporate             N/A
Secretary                             Secretary, J. & W. Seligman & Co. Incorporated; Secretary, of each of the investment companies of the Seligman Group of Funds**;
                                      and Corporate Secretary, Seligman Advisors, Inc., Seligman
                                      Services, Inc., Seligman International, Inc. and Seligman Data
                                      Corp.

Eleanor T.M. Hoagland    2004 to Date Managing Director, J. & W Seligman & Co. Incorporated; and Vice        N/A
(54)                                  President and Chief Compliance Officer for each of the investment
Vice President and Chief              companies of the Seligman Group of Funds**.
Compliance Officer

--------
* Each Director serves for an indefinite term, until the election and qualification of a successor or until his or her earlier death, resignation or removal. Each officer is elected annually by the Board.

** The Seligman Group of Funds currently consists of twenty-four registered investment companies.

*** Mr. Morris and Mr. Zino are considered "interested persons" of the Funds, as defined in the 1940 Act, by virtue of their positions with J. & W. Seligman & Co. Incorporated and its affiliates.

Mr. Whitson is a director of a private company that indirectly controls a broker-dealer and has an option to acquire control of another broker-dealer in 2007. Both broker-dealers distribute the Funds' shares.


The standing committees of the Board include the Board Operations Committee, Audit Committee and Director Nominating Committee. These Committees are comprised solely of Directors who are not "interested" persons of the Funds as that term is defined in the 1940 Act. The duties of these Committees are described below.

Board Operations Committee. This Committee has authority generally to direct the operations of the Board, including the nomination of members of other Board Committees and the selection of legal counsel for the Series. The Committee met five times during the fiscal year ended September 30, 2005. Members of the Committee are Messrs. McPherson (Chairman), Galvin, Richie, Shafer and Whitson, and Dr. Ilchman and Ms. Michel.

Audit Committee. This Committee recommends the independent public accountants for selection as auditors by the Board annually. In addition, the Committee assists the Board in its oversight of the Fund's financial reporting process and operates pursuant to a written charter. The Committee met twice during the fiscal year ended September 30, 2005. Members of the Committee are Messrs. Whitson (Chairman), Galvin and Richie, and Ms. Michel.

Director Nominating Committee. This Committee selects and nominates persons for election as Directors by the Board. In addition, if a shareholder meeting is held where Directors are to be elected, the Committee will select and nominate persons for election as Directors at such shareholder meeting. The Committee may consider and evaluate nominee candidates properly submitted by shareholders if a vacancy among the Independent Directors of the Series occurs and if, based on the Board's then current size, composition and structure, the Committee determines that the vacancy should be filled. The Committee will consider candidates on the same basis as it considers and evaluates candidates recommended by other sources. A copy of the qualifications and procedures that must be met or followed by shareholders to properly submit a nominee candidate to the Committee may be obtained by submitting a request in writing to the Secretary of the Series. The Committee met once during the fiscal year ended September 30, 2005. Members of the Committee are Messrs. Shafer (Chairman) and McPherson, and Dr. Ilchman.


Beneficial Ownership of Shares


As of December 31, 2005, the Directors beneficially owned shares in the Funds and the Seligman Group of Funds as follows:



                                                                Aggregate Dollar
                   Dollar Range of Shares Owned By Directors(1)  Range of Shares
                   ------------------------------------------   Owned by Director
                    Michigan       National        New York      in the Seligman
Name                  Fund           Fund            Fund        Group of Funds
----               ----------   --------------- --------------- -----------------
                             INDEPENDENT DIRECTORS

John R. Galvin        None        $1-$10,000         None       $50,001-$100,000
Alice S. Ilchman      None           None       $10,001-$50,000  Over $100,000
Frank A. McPherson    None        $1-$10,000         None        Over $100,000
Betsy S. Michel       None      $10,001-$50,000      None        Over $100,000
Leroy C. Richie    $1-$10,000        None            None       $10,001-$50,000
Robert L. Shafer      None           None            None        Over $100,000
James N. Whitson      None      $10,001-$50,000      None        Over $100,000

                             INTERESTED DIRECTORS

William C. Morris     None      $10,001-$50,000  Over $100,000   Over $100,000
Brian T. Zino         None           None            None        Over $100,000

--------

(1) As of December 31, 2005, none of the Directors beneficially owned shares of the following Funds: Colorado Fund, Georgia Fund, Louisiana Fund, Maryland Fund, Massachusetts Fund, Minnesota Fund, Missouri Fund, Ohio Fund, Oregon Fund and South Carolina Fund.

Compensation


                                                  Pension or      Total Compensation
                                 Aggregate    Retirement Benefits   from Series and
Name and                       Compensation   Accrued as Part of   Fund Complex Paid
Position with Series          from Series (1)    Fund Expenses    to Directors (1)(2)
--------------------          --------------- ------------------- -------------------
Robert B. Catell, Director(3)     $ 9,857             N/A              $ 91,500
John R. Galvin, Director           10,709             N/A               102,000
Alice S. Ilchman, Director         10,361             N/A                99,000
Frank A. McPherson, Director       10,361             N/A                99,000
John E. Merow, Director(4)          6,838             N/A                66,578
Betsy S. Michel, Director          11,579             N/A               108,000
Leroy C. Richie, Director          11,629             N/A               108,000
Robert L. Shafer, Director         10,361             N/A                99,000
James N. Whitson, Director         10,709             N/A               102,000

--------

(1) For the Funds' fiscal year ended September 30, 2005.
(2) At September 30, 2005, the Seligman Group of Funds consisted of twenty-four investment companies.
(3) Mr. Catell retired as a member of the Board of Directors effective on November 28, 2005.
(4) Mr. Merow retired as a member of the Board of Directors effective on May 19, 2005.

No compensation is paid by the Funds to Directors or officers of the Series who are employees of Seligman.


The Series has adopted a deferred compensation plan under which independent directors may elect to defer receiving their fees. A director who has elected deferral of his or her fees may choose a rate of return equal to either (1) the interest rate on short-term Treasury Bills, or (2) the rate of return on the shares of certain of the investment companies advised by Seligman, as designated by the director. The cost of such fees and earnings is included in directors' fees and expenses, and the accumulated balance thereof is included in accrued expenses and other liabilities in the Funds' financial statements.


Mr. Whitson had previously deferred compensation pursuant to a deferred compensation plan. Mr. Whitson no longer defers his current compensation; however, he has accrued deferred compensation (including earnings/losses) in respect of the Funds in the amount of $79,480 as of September 30, 2005.
Mr. Whitson's accrued deferred compensation in respect of the Funds was $80,197.38 as of December 31, 2005, all of which was paid to him in January 2006.

Mr. Merow had previously deferred compensation pursuant to the deferred compensation plan; however, he had stopped deferring his current compensation prior to his retirement. The accrued balance of deferred compensation (including earnings/losses) in respect of the Funds as of December 31, 2004 was $15,450, all of which was paid to him in January 2005.


Each Fund may, but is not obligated to, purchase shares of the other funds in the Seligman Group of Funds to hedge its obligations in connection with the deferred compensation plan.

Class A shares of the Funds may be issued without a sales charge to present and former directors (and their family members) of the Funds. Class A shares may be sold at net asset value to these persons since such sales require less sales effort and lower sales-related expenses as compared with sales to the general public.

Code of Ethics


Seligman, Seligman Advisors, their subsidiaries and affiliates, and the Seligman Group of Funds have adopted a Code of Ethics that sets forth the circumstances under which officers, directors and employees (collectively, "Employees") are permitted to engage in personal securities transactions. The Code of Ethics proscribes certain practices with regard to personal securities transactions and personal dealings, provides a framework for the reporting and monitoring of personal securities transactions by Seligman's Chief Compliance Officer, and sets forth a procedure of identifying, for disciplinary action, those individuals who violate the Code of Ethics. The Code of Ethics prohibits Employees (including all investment team members) from purchasing or selling any security or an equivalent security that is being purchased or sold by any client, or where the Employee intends, or knows of another's intention, to purchase or sell the security on behalf of a client. The Code also prohibits all Employees from acquiring securities in a private placement or in an initial or secondary public offering, unless prior approval has been obtained from Seligman's Chief Compliance Officer.

The Code of Ethics prohibits (1) each portfolio manager or member of an investment team from purchasing or selling any security within seven calendar days either before or after the purchase or sale of the security by a client's account (including investment company accounts) that the portfolio manager or investment team manages; (2) each Employee from profiting from short-term trading (a profitable purchase and sale or vice-versa within 60 days); and
(3) each member of an investment team from profiting from short sales of a security if, at that time, any client managed by that team has a long position in that security. Any profit realized pursuant to any of these prohibitions must be disgorged to a charitable organization.


Employees are required, except under very limited circumstances, to engage in personal securities transactions through a broker-dealer designated by Seligman. All Employee personal securities transactions must be pre-cleared through Seligman's compliance system. This system is designed to prevent transactions in securities that would conflict with the interests of clients. All Employees are also required to disclose all securities beneficially owned by them upon commencement of employment and at the end of each calendar year.


A copy of the Code of Ethics is on public file with, and is available upon request from, the Securities and Exchange Commission ("SEC"). You can access it through the SEC's Internet site, www.sec.gov.

              Control Persons and Principal Holders of Securities

Control Persons


As of January 3, 2006, there was no person or persons who controlled any of the Funds, either through significant ownership of Fund shares or any other means of control.


Principal Holders


As of January 3, 2006, the following principal holders owned of record 5% or more of the then outstanding shares of capital stock of a Class of shares of the following Funds:



                                                                                                                  Percentage of
                                                                                                                      Total
Name and Address                                                                                       Fund/Class  Shares Held
----------------                                                                                       ---------- -------------
Citigroup Global House Accounts, Attn Peter Booth, 7th Floor, 333 West 34th Street, New York, NY 10001 National/A      6.42%

Citigroup Global House Accounts, Attn Peter Booth, 7th Floor, 333 West 34th Street, New York, NY 10001 National/C     18.15%

UBS Financial Services Inc, FBO Customers, 1604 Fieldstone Lane, Sewickley, PA 15143                   National/C     16.15%

Legg Mason Wood Walker Inc, PO Box 1476, Baltimore, MD 21202                                           National/C      6.70%

First Clearing LLC, FBO Accounts, 10722 Kirkaldy Lane, Boca Raton, FL 33498                            National/C      6.25%

Pershing LLC, PO Box 2052, Jersey City, NJ 07303                                                       National/C      6.21%

MLPF&S FBO Customers, Attn: Fund Administration, 4800 Deer Lake Drive East, Jacksonville, FL 32246     National/D     38.51%

Charles Mossman, 7025 Dowing Dr., Knoxville, TN 37909                                                  National/D      7.35%

Fliess Trust, 319 S. Oakland Avenue, Burlington, WI 53105                                              National/D      7.23%

First Clearing Corporation, FBO Accounts, 1391 Briarcliff Road, Macon, GA 31211                        National/D      6.20%

Dean Witter FBO Accounts, PO Box 250, Church Street Station, New York, NY 10008                        National/D      5.30%

MLPF&S FBO Customers, Attn: Fund Administration, 4800 Deer Lake Drive East, Jacksonville, FL 32246     Colorado/A   5.11%

Pershing LLC, PO Box 2052, Jersey City, NJ 07303-2052                                                  Colorado/C  37.54%

Pershing LLC, PO Box 2052, Jersey City, NJ 07303-2052                                                  Colorado/C  26.83%

Dean Witter FBO Accounts, PO Box 250, Church Street Station, New York, NY 10008                        Colorado/C  17.33%

Citigroup Global House Accounts, Attn Peter Booth, 7th Floor, 333 West 34th Street, New York, NY 10001 Colorado/C   7.35%

Raymond James & Assoc Inc FBO Lyons, 880 Carillon Pkwy, St. Petersburg, FL 33716                       Colorado/C   6.92%

MLPF&S FBO Customers, Attn: Fund Administration, 4800 Deer Lake Drive East, Jacksonville, FL 32246     Colorado/D  79.26%

The McKays, 5675 Coachwood Trail, Colorado Springs, Colorado 80919                                     Colorado/D  15.16%

C. Haynes, 12520 W. Gould Dr., Littleton, CO 80127                                                     Colorado/D   5.53%

MLPF&S FBO Customers, Attn: Fund Administration, 4800 Deer Lake Drive East, Jacksonville, FL 32246      Georgia/A  15.18%

Citigroup Global House Accounts, Attn Peter Booth, 7th Floor, 333 West 34th Street, New York, NY 10001 Georgia /A   5.64%

Citigroup Global House Accounts, Attn Peter Booth, 7th Floor, 333 West 34th Street, New York, NY 10001 Georgia /C  32.93%

The Melloms, 3103 Sandhurst Dr., Woodstock, GA 30189                                                   Georgia /C  17.95%

The Swann Family Trust, 2734 Peachtree Road, Atlanta, GA 30305                                          Georgia/C  17.73%

E. Pritchett, 2600 Peachtree Road, Atlanta, GA 30305                                                    Georgia/C  12.70%

Pershing LLC, PO Box 2052, Jersey City, NJ 07303                                                        Georgia/C   7.21%

MLPF&S FBO Customers, Attn: Fund Administration, 4800 Deer Lake Drive East, Jacksonville, FL 32246      Georgia/D  43.25%

NFS LLC FEBO Accounts, 115 Haag Dr., Warner Robins, GA 31093                                            Georgia/D  13.22%

First Clearing Corporation, FBO Accounts, 11 Aberdeen Court, Cartersville, GA 30120                     Georgia/D  10.77%

Raymond James & Assoc Inc FBO Accounts, 880 Carillon Pkwy, St. Petersburg, FL 33716                     Georgia/D   7.00%

MLPF&S FBO Customers, Attn: Fund Administration, 4800 Deer Lake Drive East, Jacksonville, FL 32246     Louisiana/A 19.91%

Citigroup Global House Accounts, Attn Peter Booth, 7th Floor, 333 West 34th Street, New York, NY 10001 Louisiana/A  6.21%

Legg Mason Wood Walker Inc, FBO Accounts, PO Box 1476, Baltimore, MD 21202                             Louisiana/C 57.65%

First Clearing LLC, FBO Accounts, 2500 18th St., Lake Charles, LA 70605                                Louisiana/C 10.48%

First Clearing LLC, FBO Accounts, 1304 Hillcroft Dr., Lake Charles, LA 70605                             Louisiana/C    8.64%

AG Edwards & Sons Inc, FBO Accounts, One North Jefferson, St. Louis, MO 63103                            Louisiana/C    6.68%

First Clearing LLC, FBO Accounts, 426 N. Pine Street, Deridder, LA 70634                                 Louisiana/C    5.76%

UBS Financial Services Inc, FBO Customers, 430 Normandy Road, Lafayette, LA 70503                        Louisiana/C    5.32%

MLPF&S FBO Customers, Attn: Fund Administration, 4800 Deer Lake Drive East, Jacksonville, FL 32246       Louisiana/D   45.04%

First Clearing LLC, FBO Accounts, 3405 Holly Hill Road, Lake Charles, LA 70605                           Louisiana/D   23.32%

Dean Witter FBO Accounts, PO Box 250, Church Street Station, New York, NY 10008                          Louisiana/D   21.53%

Morgan Keegan & Company Inc., FBO Accounts, 50 North Front Street, Memphis, TN 38103                     Louisiana/D    8.38%

MLPF&S FBO Customers, Attn: Fund Administration, 4800 Deer Lake Drive East, Jacksonville, FL 32246       Maryland/A     7.37%

Citigroup Global House Accounts, Attn Peter Booth, 7th Floor, 333 West 34th Street, New York, NY 10001   Maryland/C    26.84%

Primevest Financial Services, FBO Customers, 400 First Street South, PO Box 283, St. Cloud, MN 56302     Maryland/C    11.73%

Janney Montgomery Scott LLC, FBO Accounts, 1801 Market Street, Philadelphia, PA 19103                    Maryland/C    11.13%

UBS Financial Services Inc, FBO Customers, 2525 Pot Springs Road, Timonium, MD 21093                     Maryland/C     8.32%

Raymond James & Assoc Inc, FBO Accounts, 880 Carillon Pkwy, St. Petersburg, FL 33716                     Maryland/C     6.77%

UBS Financial Services Inc, FBO Customers, 8800 Walther Blvd, Parkville, MD 21234                        Maryland/C     5.78%

Raymond James & Assoc Inc, FBO Accounts, 880 Carillon Pkwy, St. Petersburg, FL 33716                     Maryland/C     5.57%

F. Reich, 550 Rest Avenue, Catonsville, MD 21228                                                         Maryland/C     5.54%

Janney Montgomery Scott LLC, FBO Accounts, 1801 Market Street, Philadelphia, PA 19103                    Maryland/D    11.13%

Janney Montgomery Scott LLC, FBO Accounts, 1801 Market Street, Philadelphia, PA 19103                    Maryland/D    11.13%

Headley Trust, 123 Crooked Creek Lane, Durham, NC 27713                                                  Maryland/D     7.50%

MLPF&S FBO Customers, Attn: Fund Administration, 4800 Deer Lake Drive East, Jacksonville, FL 32246       Maryland/D     7.45%

C. Kucera, 60 Linda Lane, Millersville, MD 21108                                                         Maryland/D

Citigroup Global House Accounts, Attn Peter Booth, 7th Floor, 333 West 34th Street, New York, NY 10001 Massachusetts/A  6.40%

NFS LLC FEBO Accounts, 180 Maiden Lane, New York, NY 10038                                             Massachusetts/C 16.85%

NFS LLC FEBO Accounts, 293 Caterina Heights, Concord, MA 02446                                         Massachusetts/C 11.32%

NFS LLC FEBO Accounts, 14 Bluefield Terrace, Weymouth, MA 02190                                        Massachusetts/C  8.12%

NFS LLC FEBO Accounts, 385 Curve Street, Carlisle, MA 01741                                            Massachusetts/C  5.94%

Pershing LLC, PO Box 22052, Jersey City, NJ 07303                                                      Massachusetts/D 15.29%

Pershing LLC, PO Box 22052, Jersey City, NJ 07303                                                      Massachusetts/D 15.29%

UBS Financial Services Inc, FBO Customers, 274 Converse Street, Longmeadow, MA 01106                   Massachusetts/D 14.47%

NFS LLC FEBO Accounts, 20 Adams Rd., Boxford, MA 01921                                                 Massachusetts/D  8.42%

MLPF&S FBO Customers, Attn: Fund Administration, 4800 Deer Lake Drive East, Jacksonville, FL 32246     Massachusetts/D  6.17%

Raymond James & Associates Inc., FBO Accounts, 880 Carillon Pkwy, St. Petersburg, FL 33716             Massachusetts/D  5.59%

Citigroup Global House Accounts, Attn Peter Booth, 7th Floor, 333 West 34th Street, New York, NY 10001   Michigan/A    10.17%

Citigroup Global House Accounts, Attn Peter Booth, 7th Floor, 333 West 34th Street, New York, NY 10001   Michigan/C    20.08%

UBS Financial Services Inc, FBO Customers, 1451 Stanlake, East Lansing, MI 48823                         Michigan/C    13.53%

NFS LLC FEBO Burrell Trust, 934 Grenoble Drive, Lansing, MI 48917                                        Michigan/C    12.31%

Jasick Trust, 6712 Eastern Avenue, Grand Rapids, MI 49508                                                Michigan/C    11.67%

Clarence & Louise Hill JTEN, 135 Grant Street, Grand Blanc, MI 48439                                     Michigan/C     9.49%

First Clearing LLC, FBO Accounts, 2601 Lambros Drive, Midland, MI 48642                                  Michigan/C     5.74%

MLPF&S FBO Customers, Attn: Fund Administration, 4800 Deer Lake Drive East, Jacksonville, FL 32246       Michigan/D    66.03%

J. Hendrickson, 1985 Glenvale Drive, Wyoming, MI 49509                                                   Michigan/D     8.92%

Watts/Ice Trust, 11926 15 Mile Road, Sterling Hts., MI 48312                                             Michigan/D     7.11%

LPL Financial Services, FBO Accounts, 9785 Towne Centre Drive, San Diego, CA 92121-1968                  Minnesota/C   26.28%

Piper Jaffray & Co, FBO Accounts, 800 Nicollet Mall, Minneapolis, MN 55402                               Minnesota/C   18.66%

RBC Dain Rauscher FBO Accounts, 3402 22nd Street, St. Cloud, MN 56301                                  Minnesota/C 15.52%

Piper Jaffray & Co, FBO Accounts, 800 Nicollet Mall, Minneapolis, MN 55402                             Minnesota/C  9.80%

Piper Jaffray & Co, FBO Accounts, 800 Nicollet Mall, Minneapolis, MN 55402                             Minnesota/C  7.76%

Piper Jaffray & Co, FBO Accounts, 800 Nicollet Mall, Minneapolis, MN 55402                             Minnesota/C  7.51%

MLPF&S FBO Customers, Attn: Fund Administration, 4800 Deer Lake Drive East, Jacksonville, FL 32246     Minnesota/D 38.13%

Robert Baird & Co., 777 East Wisconsin Avenue, Milwaukee, WI 53202-5391                                Minnesota/D 18.18%

Primevest Financial Services, FBO Accounts, 400 First Street South, Suite 300, St. Cloud, MN 56302     Minnesota/D  5.42%

First Clearing LLC, FBO Accounts, 188 Thompson Avenue East, Saint Paul, MN 55118                       Minnesota/D  5.36%

MLPF&S FBO Customers, Attn: Fund Administration, 4800 Deer Lake Drive East, Jacksonville, FL 32246     Missouri/A   7.63%

Dean Witter FBO Accounts, PO Box 250, Church Street Station, New York, NY 10008                        Missouri/C  41.09%

AG Edwards & Sons Inc, FBO Accounts, One North Jefferson, St. Louis, MO 63103                          Missouri/C  34.00%

G. Beck, 5474 Hodiamont, Jennings, MO 63136                                                            Missouri/C  16.21%

AG Edwards & Sons Inc, FBO Accounts, One North Jefferson, St. Louis, MO 63103                          Missouri/C   8.69%

MLPF&S FBO Customers, Attn: Fund Administration, 4800 Deer Lake Drive East, Jacksonville, FL 32246     Missouri/D  30.95%

AG Edwards & Sons Inc, FBO Accounts, One North Jefferson, St. Louis, MO 63103                          Missouri/D  15.22%

Fahnestock & Co Inc, FBO Accounts, 475 Bardot Drive, Florissant, MO 63031                              Missouri/D  11.72%

MLPF&S FBO Customers, Attn: Fund Administration, 4800 Deer Lake Drive East, Jacksonville, FL 32246     New York/A   5.58%

RBC Dain Rauscher FBO Accounts, 201 East 66th Street, New York, NY 10021                               New York/C  11.38%

Citigroup Global House Accounts, Attn Peter Booth, 7th Floor, 333 West 34th Street, New York, NY 10001 New York/C   9.59%

First Clearing LLC, FBO Accounts, 25 Eastland Dr., Glen Cove, NY 11542                                 New York/C   7.24%

NFS LLC FEBO Accounts, 6 Eton Rd., Scarsdale, NY 10583                                                 New York/C   5.61%

RBC Dain Rauscher FBO Accounts, 201 E. 66th Street, New York, NY 10021                                 New York/C   5.29%

UBS Financial Services Inc, FBO Customers, 1020 Park Avenue, New York, NY 10028                        New York/D  42.46%

MLPF&S FBO Customers, Attn: Fund Administration, 4800 Deer Lake Drive East, Jacksonville, FL 32246        New York/D    15.06%

RBC Dain Rauscher FBO Accounts, 201 E. 66th Street, New York, NY 10021                                    New York/D    11.09%

MLPF&S FBO Customers, Attn: Fund Administration, 4800 Deer Lake Drive East, Jacksonville, FL 32246          Ohio/A       7.41%

NFS LLC FEBO Accounts, 7591 TurtleBack Drive, Dayton, OH 45414                                              Ohio/C      13.44%

AG Edwards & Sons Inc, FBO Accounts, One North Jefferson, St. Louis, MO 63103                               Ohio/C      10.88%

McDonald Investments Inc, FBO Accounts, 4900 Tiedeman Road, Brooklyn, OH 44144                              Ohio/C      10.14%

Raymond James & Assoc Inc FBO Accounts, 880 Carillon Pkwy, St. Petersburg, FL 33716                         Ohio/C       7.79%

NFS LLC FEBO Accounts, 1909 N. Regent Park Drive, Bellbrook, OH 45305                                       Ohio/C       5.53%

MLPF&S FBO Customers, Attn: Fund Administration, 4800 Deer Lake Drive East, Jacksonville, FL 32246          Ohio/D      36.99%

Linnevers & Tomcik, 32744 Fallhaven Cir, North Ridgeville, OH 44039                                         Ohio/D      24.85%

Robert Baird & Co Inc, FBO Accounts, 777 East Wisconsin Avenue, Milwaukee, WI 53202-5391                    Ohio/D       8.50%

UBS Financial Services Inc, FBO Customers, 1650 Swan Creek Lane, Toledo, OH 43614                           Ohio/D       5.17%

Citigroup Global House Accounts, Attn Peter Booth, 7th Floor, 333 West 34th Street, New York, NY 10001     Oregon/A      9.13%

Edward D. Jones & Co, FBO Accounts, PO Box 2500, Maryland Heights, MO 63043                                Oregon/A      5.82%

Polley Trust, Holladay Park Plaza, 1300 NE 16th Avenue, Portland, OR 97232-4430                            Oregon/C     41.85%

NFS LLC FEBO Accounts, PO Box 228, Azalea, OR, 97410                                                       Oregon/C     12.01%

Dean Witter FBO Accounts, PO Box 250, Church Street Station, New York, NY 10008                            Oregon/C      9.58%

The Leveckes, 140 Cherry St., Silverton, OR 97381                                                          Oregon/C      5.40%

MLPF&S FBO Customers, Attn: Fund Administration, 4800 Deer Lake Drive East, Jacksonville, FL 32246         Oregon/D     37.80%

The Ochs Trust, 441 9th Street, Lake Oswego, OR 97034-2912                                                 Oregon/D     17.76%

G. Peterson, 3410 NW Raven Pl, Corvallis, OR 97330                                                         Oregon/D      8.33%

E. Garcia, 38 Morningview Cir, Lade Oswego, OR 97035                                                       Oregon/D      6.28%

Citigroup Global House Accounts, Attn Peter Booth, 7th Floor, 333 West 34th Street, New York, NY 10001 South Carolina/A 10.38%

MLPF&S FBO Customers, Attn: Fund Administration, 4800 Deer Lake Drive East, Jacksonville, FL 32246     South Carolina/A  7.22%

Citigroup Global House Accounts, Attn Peter Booth, 7th Floor, 333 West 34th Street, New York, NY 10001 South Carolina/C 18.87%

Morgan Keegan & Company, BFO Accounts, 50 North Front Street, Memphis, TN38103                         South Carolina/C 11.78%

C. Hinson, 1709 Collese Street, Newberry, SC 29108                                                     South Carolina/C  6.94%

Morgan Stanley DW Inc., FBO Accounts, Harborside Financial Cntr., Plaza 3, Jersey City, NJ 07311       South Carolina/C  5.07%

MLPF&S FBO Customers, Attn: Fund Administration, 4800 Deer Lake Drive East, Jacksonville, FL 32246     South Carolina/D 23.82%

The Arnolds, 10 Greenview Drive, Greenville, SC 29609                                                  South Carolina/D 11.35%

The Morgans, PO Box 1319, Seneca, SC 29679                                                             South Carolina/D  8.77%


Management Ownership


As of January 3, 2006, Directors and officers of the Funds did not own any Class A shares of the then outstanding shares of capital stock of the Funds, with the exception of the Michigan Fund, National Fund and New York Fund, of which Directors and officers as a group owned less than 1% with respect to the Michigan Fund and National Fund, and as a group, owned 3.12% of the New York Fund.


As of the same period, Directors and officers of the Funds did not own any Class C or Class D shares of the then outstanding shares of capital stock of the Funds.

                    Investment Advisory and Other Services

Investment Manager


Subject to the control of the Series' Board of Directors, Seligman manages the investment of the assets of the Funds and administers the Series' business and other affairs pursuant to a management agreement approved by the Board of Directors and the initial shareholders of the Funds ("Management Agreement"). Seligman also serves as investment manager to twenty-three other US registered investment companies which, together with the Series, make up the "Seligman Group of Funds." There are no other management-related service contracts under which services are provided to the Funds. No person or persons, other than the directors, officers or employees of Seligman and the Series, regularly advise the Series with respect to the Funds' investments.

Seligman is a successor firm to an investment banking business founded in 1864 which has thereafter provided investment services to individuals, families, institutions, and corporations. Mr. William C. Morris, Chairman of Seligman and Chairman of the Board of Directors of the Series, owns a majority of the outstanding voting securities of Seligman and is a controlling person of Seligman.


All of the officers of the Funds listed above are officers or employees of Seligman. Their affiliations with the Funds and with Seligman are provided under their principal business occupations.


Each Fund pays Seligman a management fee for its services, calculated daily and payable monthly. The management fee is equal to 0.50% per annum of each Fund's average daily net assets. The following chart indicates the management fees paid by each Fund for the fiscal years ended September 30, 2005, 2004 and 2003.

                                          Fiscal  Management
                                           Year      Fee
                      Fund                Ended    Paid ($)
                      ----                ------- ----------
                      National            9/30/05  $379,359
                                          9/30/04   434,539
                                          9/30/03   495,735

                      Colorado            9/30/05  $180,764
                                          9/30/04   187,343
                                          9/30/03   194,534

                      Georgia             9/30/05  $169,338
                                          9/30/04   181,708
                                          9/30/03   195,231

                      Louisiana           9/30/05  $207,391
                                          9/30/04   221,639
                                          9/30/03   243,126

                      Maryland            9/30/05  $213,060
                                          9/30/04   229,195
                                          9/30/03   247,628

                      Massachusetts       9/30/05  $381,196
                                          9/30/04   419,279
                                          9/30/03   447,613

                      Michigan            9/30/05  $539,228
                                          9/30/04   576,011
                                          9/30/03   614,702

                      Minnesota           9/30/05  $448,917
                                          9/30/04   474,254
                                          9/30/03   498,796

                      Missouri            9/30/05  $166,096
                                          9/30/04   176,957
                                          9/30/03   188,678

                      New York            9/30/05  $393,365
                                          9/30/04   426,825
                                          9/30/03   461,627

                      Ohio                9/30/05  $563,167
                                          9/30/04   604,839
                                          9/30/03   646,134

                      Oregon              9/30/05  $289,738
                                          9/30/04   291,037
                                          9/30/03   314,242

                      South Carolina      9/30/05  $421,325
                                          9/30/04   439,377
                                          9/30/03   447,115



Each Fund pays all of its expenses other than those assumed by Seligman, including shareholder services and distribution fees, fees and expenses of independent attorneys and auditors, taxes and governmental fees, including fees and expenses of qualifying a Fund and its shares under federal and state securities laws, cost of stock certificates and expenses of repurchase or redemption of shares, expenses of printing and distributing reports, notices and proxy materials to shareholders, expenses of printing and filing reports and other documents with governmental agencies, expenses of shareholders' meetings, expenses of corporate data processing and related services, shareholder record keeping and shareholder account services, fees and disbursements of transfer agents and custodians, expenses of disbursing dividends and distributions, fees and expenses of Directors of the Series not employed by or serving as a director of Seligman or its affiliates, insurance premiums, interest on borrowings and extraordinary expenses such as litigation expenses. Certain expenses are allocated among the Funds in a manner determined by the Board of Directors to be fair and equitable.


The Management Agreement also provides that Seligman will not be liable to the Funds for any error of judgment or mistake of law, or for any loss arising out of any investment, or for any act or omission in performing its duties under the Management Agreement, except for willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties under the Management Agreement.

The Management Agreement was unanimously adopted by the Board of Directors at a Meeting held on October 11, 1988 and was approved by the shareholders at a meeting held on December 16, 1988. The Management Agreement with respect to a Fund will continue in effect until December 29 of each year if (1) such continuance is approved in the manner required by the 1940 Act (i.e., by a vote of a majority of the Board of Directors or of the outstanding voting securities of the Fund and by a vote of a majority of the Directors who are not parties to the Management Agreement or interested persons of any such party) and
(2) Seligman shall not have notified a Fund at least 60 days prior to December 29 of any year that it does not desire such continuance. The Management Agreement may be terminated by a Fund, without penalty, on 60 days' written notice to Seligman and will terminate automatically in the event of its assignment. Seligman Municipal Fund Series, Inc. has agreed to change its name upon termination of the Management Agreement if continued use of the name would cause confusion in the context of Seligman's business.


At the November 17, 2005 Board of Directors meeting, the Board unanimously approved the continuance of the Management Agreement. In preparation for these meetings, the Board requested and evaluated extensive materials from Seligman, including performance and expense information for other investment companies derived from data compiled by third parties, and the Independent Directors conferred with their counsel at the meeting prior to voting. In their determinations with respect to continuance of the Management Agreement, the Board considered their overall relationship with Seligman and their confidence in Seligman's integrity and competence. In addition, they considered many factors, including, but not limited to: (1) comparative performance information versus other similar investment companies; (2) the nature, extent and quality of investment services and administrative services rendered by Seligman;
(3) payments received by Seligman from all sources involving both the Funds and all other Seligman investment companies; (4) the costs borne by, and profitability of, Seligman and its affiliates in providing services of all types to the Funds and to all other Seligman investment companies;
(5) comparative fee and expense data versus other similar investment companies;
(6) Seligman's practices regarding allocation of portfolio transactions and soft dollars; (7) portfolio turnover of the Funds compared to other similar investment companies; (8) Seligman's willingness to consider and, when desirable, implement organizational and operational changes designed to improve investment results; (9) fall-out benefits which Seligman and its affiliates receive from managing the Funds; (10) potential economies of scale as asset levels increase and whether fee levels reflect such economies; (11) information about revenue sharing arrangements Seligman has entered into; (12) the professional experience and qualifications of the portfolio management team and other Seligman senior personnel; and (13) the terms of the Management Agreement. The Board also considered the status of the regulatory investigations (and related matters) of the SEC and Attorney General of the State of New York relating to market timing. In its deliberations, the Board did not identify any particular information that was all-important or controlling and Directors attributed different weights to the various factors. Rather, the Board evaluated all information available to it and determined that the overall arrangements between each Fund and Seligman, as reflected under the Management Agreement, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the Board (and each Director) considered relevant in the exercise of its (or such Director's) reasonable judgment.


Certain of the factors addressed by the Board in reaching its determination are discussed in more detail below.


Portfolio Performance. The Board of Directors considered the performance of the Funds as compared to the performance of other comparable investment companies. Directors also considered the nature and quality of the investment advice rendered by Seligman. In addition to the information received by the Directors in connection with the November 17, 2005 Board of Directors meeting, the Board receives detailed information related to performance of the Funds at each Board meeting during the year.

Expenses of the Funds. The Board also considered the management fee rate paid by the Funds to Seligman and the other expenses of the Funds, in comparison to both the quality of services provided and the fees and expenses of funds with similar characteristics.


Costs of Providing Service and Profitability. The Directors reviewed information concerning profitability of Seligman's investment advisory and investment company activities and its financial condition based on results for 2004 and 2005 (through September 30) and estimates for full-year 2005. The information considered by the Board of Directors included operating profit margin information for Seligman's investment company business alone (i.e., excluding results of its affiliates) and on a consolidated basis. The Board of Directors also reviewed profitability data and estimated profitability data for each of the Seligman investment companies. The Board of Directors reviewed certain assumptions and methods of allocation used by Seligman in preparing the profitability data. While Seligman believes that the methods of allocation used were reasonable, there are limitations inherent in allocating costs to multiple individual advisory products served by an organization such as Seligman's where each of the advisory products draws on, and benefits from, the research and other resources of the organization.


Fall-Out Benefits. The Directors considered the services provided to the Funds and its shareholders by Seligman Services, Inc. ("Seligman Services"), an affiliate of Seligman, and the 12b-1 fees each Fund pays to Seligman Services in respect of shares of the Funds held in accounts for which there would not otherwise be a broker of record.

Principal Underwriter

Seligman Advisors, an affiliate of Seligman, 100 Park Avenue, New York, New York 10017, acts as general distributor of the shares of each Fund and of the other mutual funds in the Seligman Group. Seligman Advisors is an "affiliated person" (as defined in the 1940 Act) of Seligman, which is itself an affiliated person of the Funds. Those individuals identified above under "Management Information" as directors or officers of both the Funds and Seligman Advisors are affiliated persons of both entities.

Services Provided by the Investment Manager

Under the Management Agreement, dated December 29, 1988, subject to the control of the Board of Directors, Seligman manages the investment of the assets of each Fund, including making purchases and sales of portfolio securities consistent with each Fund's investment objectives and policies, and administers their business and other affairs. Seligman provides the Funds with such office space, administrative and other services and executive and other personnel as are necessary for Fund operations. Seligman pays all of the compensation of directors of the Funds who are employees or consultants of Seligman and of the officers and employees of the Funds. Seligman also provides senior management for Seligman Data Corp. ("SDC"), the Funds' shareholder service agent.

Service Agreements

There are no other management-related service contracts under which services are provided to any of the Funds.

Other Investment Advice


No person or persons, other than directors, officers, or employees of Seligman, regularly advise the Funds or Seligman with respect to the Funds' investments.


Dealer Reallowances

Dealers and financial advisors receive a percentage of the initial sales charge on sales of Class A shares and Class C shares of each Fund, as set forth below:

Class A shares:

                                                            Regular Dealer
                            Sales Charge     Sales Charge    Reallowance
                              as a % of      as a % of Net    as a % of
      Amount of Purchase  Offering Price(1) Amount Invested Offering Price
      ------------------  ----------------- --------------- --------------
      Less than $50,000         4.75%            4.99%           4.25%
      $50,000 - $99,999         4.00             4.17            3.50
      $100,000 - $249,999       3.50             3.63            3.00
      $250,000 - $499,999       2.50             2.56            2.25
      $500,000 - $999,999       2.00             2.04            1.75
      $1,000,000 and over          0                0               0

(1)"Offering Price" is the amount that you actually pay for Fund shares; it includes the initial sales charge.

Class C shares:

                                                            Regular Dealer
                            Sales Charge     Sales Charge    Reallowance
                              as a % of      as a % of Net    as a % of
      Amount of Purchase  Offering Price(1) Amount Invested Offering Price
      ------------------  ----------------- --------------- --------------
      Less than $100,000        1.00%            1.01%           1.00%
      $100,000 - $249,999       0.50             0.50            0.50
      $250,000 - $999,999          0                0               0

(1)"Offering Price" is the amount that you actually pay for Fund shares; it includes the initial sales charge. There is no sales charge with respect to Class C shares if sold through Level Load Intermediaries (as defined below).


Seligman Services, an affiliate of Seligman, is a limited purpose broker/dealer. Seligman Services is eligible to receive commissions from certain sales of Fund shares. For the fiscal years ended September 30, 2005, 2004 and 2003, Seligman Services received commissions in the following amounts:



                                     Commissions Paid to
                                      Seligman Services
                                     --------------------
                      Fund            2005   2004   2003
                      ----           ------ ------ ------
                      National       $2,027 $  698 $1,288
                      Colorado        1,521  2,268  2,825
                      Georgia           -0-    600     64
                      Louisiana           4    730    213
                      Maryland        1,837  1,130  2,904
                      Massachusetts   1,492    255    194
                      Michigan          100  2,809    533
                      Minnesota          62  3,218  1,033
                      Missouri          765    106  2,475
                      New York        4,814  8,995  3,836
                      Ohio            1,876  1,084    712
                      Oregon            175  1,575    -0-
                      South Carolina    758  3,070  1,226


Rule 12b-1 Plan

The Series has adopted an Administration, Shareholder Services and Distribution Plan ("12b-1 Plan") in accordance with Section 12(b) of the 1940 Act and Rule 12b-1 thereunder.

Under the 12b-1 Plan, each Fund may pay to Seligman Advisors an administration, shareholder services and distribution fee in respect of the Fund's Class A, Class C and Class D shares. Payments under the 12b-1 Plan may include, but are not limited to: (1) compensation to securities dealers and other organizations ("Service Organizations") for providing distribution assistance with respect to assets invested in the Funds; (2) compensation to Service Organizations for providing administration, accounting and other shareholder services with respect to Fund shareholders; and (3) otherwise promoting the sale of shares of the Funds, including paying for the preparation of advertising and sales literature and the printing and distribution of such promotional materials and Prospectus to prospective investors and defraying Seligman Advisors' costs incurred in connection with its marketing efforts with respect to shares of the Funds. Seligman, in its sole discretion, may also make similar payments to Seligman Advisors from its own resources, which may include the management fee that Seligman receives from each Fund. Payments made by each Fund under its Rule 12b-1 Plan are intended to be used to encourage sales of shares of such Fund, as well as to discourage redemptions.


Fees paid by each Fund under its 12b-1 Plan with respect to any class of shares may not be used to pay expenses incurred solely in respect of any other class or any other Seligman fund. Expenses attributable to more than one class of a Fund are allocated between the classes in accordance with a methodology approved by the Series' Board of Directors. Each Fund may participate in joint distribution activities with other Seligman funds, and the expenses of such activities will be allocated among the applicable funds based on relative sales, in accordance with a methodology approved by the Board.


Class A


Under the 12b-1 Plan, each Fund, with respect to Class A shares, is authorized to pay monthly to Seligman Advisors a service fee at an annual rate of up to 0.25% of the average daily net asset value of the Class A shares. This fee is used by Seligman Advisors exclusively to make payments to Service Organizations which have entered into agreements with Seligman Advisors. Such Service Organizations currently receive from Seligman Advisors a continuing service fee of up to 0.10% on an annual basis, payable quarterly, of the average daily net assets of Class A shares attributable to the particular Service Organization for providing personal service and/or maintenance of shareholder accounts. The fee payable to Service Organizations from time to time shall, within such limits, be determined by the Directors and may not be increased from 0.10% without approval of the Directors. The Funds are not obligated to pay Seligman Advisors for any such costs it incurs in excess of the fee described above. No expenses incurred in one fiscal year by Seligman Advisors with respect to Class A shares of a Fund may be paid from Class A 12b-1 fees received from that Fund in any other fiscal year. If the 12b-1 Plan is terminated in respect of Class A shares of any Fund, no amounts (other than amounts accrued but not yet paid) would be owed by that Fund to Seligman Advisors with respect to Class A shares. The total amount paid by each Fund to Seligman Advisors in respect of Class A shares for the fiscal year ended September 30, 2005, equivalent to 0.10% per annum of the Class A shares' average daily net assets, was as follows:



                                             Total
                            Fund           Fees Paid
                            ----           ---------
                            National       $ 70,689
                            Colorado         35,886
                            Georgia          31,949
                            Louisiana        40,325
                            Maryland         39,884
                            Massachusetts    71,755
                            Michigan        104,739
                            Minnesota        88,380
                            Missouri         32,501
                            New York         70,569
                            Ohio            110,948
                            Oregon           54,986
                            South Carolina   75,982


Class C

Under the 12b-1 Plan, each Fund, with respect to Class C shares, is authorized to pay monthly to Seligman Advisors a 12b-1 fee at an annual rate of up to 1% of the average daily net asset value of the Class C shares. This fee is used by Seligman Advisors as follows: During the first year following the sale of Class C shares, a distribution fee of 0.75% of the average daily net assets attributable to Class C shares is used, along with any CDSC proceeds during the first eighteen months (twelve months in the case of investors purchasing Class C shares through Level Load Intermediaries (as defined under "Purchase, Redemption and Pricing of Shares")), to (1) reimburse Seligman Advisors for its payment at the time of sale of Class C shares of a 1.25% sales commission to Service Organizations (0.75% in the case of investors purchasing Class C shares through Level Load Intermediaries), and (2) pay for other distribution expenses, including paying for the preparation of advertising and sales literature and the printing and distribution of such promotional materials and Prospectuses to prospective investors and other marketing costs of

Seligman Advisors. In addition, during the first year following the sale of Class C shares, a service fee of up to 0.25% of the average daily net assets attributable to such Class C shares is used to reimburse Seligman Advisors for its prepayment to Service Organizations at the time of sale of Class C shares of a service fee of 0.25% of the net asset value of the Class C shares sold (for shareholder services to be provided to Class C shareholders over the course of the one year immediately following the sale). The payment of service fees to Seligman Advisors is limited to amounts Seligman Advisors actually paid to Service Organizations at the time of sale as service fees. After the initial one-year period following a sale of Class C shares, the entire 12b-1 fee attributable to such Class C shares is paid to Service Organizations for providing continuing shareholder services and distribution assistance in respect of the Funds. The total amount paid by each Fund to Seligman Advisors in respect of Class C shares for the fiscal year ended September 30, 2005, equivalent to 1% per annum of the Class C shares' average daily net assets, was as follows:



                                             Total
                            Fund           Fees Paid
                            ----           ---------
                            National        $32,760
                            Colorado          1,119
                            Georgia           6,118
                            Louisiana         7,217
                            Maryland          3,975
                            Massachusetts    28,481
                            Michigan          9,147
                            Minnesota         2,868
                            Missouri          1,551
                            New York         52,789
                            Ohio              9,469
                            Oregon           14,854
                            South Carolina   53,195


The amounts expended by Seligman Advisors in any one year with respect to Class C shares of the Funds may exceed the 12b-1 fees paid by the Funds in that year. The 12b-1 Plan permits expenses incurred by Seligman Advisors in respect to Class C shares in one fiscal year to be paid from Class C 12b-1 fees in any other fiscal year; however, in any fiscal year the Funds are not obligated to pay any 12b-1 fees in excess of the fees described above.


As of September 30, 2005, Seligman Advisors incurred the following amounts of expenses in respect of each Fund's Class C shares that were not reimbursed from amounts received from each Funds' 12b-1 Plan:



                          Amount of Unreimbursed   % of the Net Assets
                          Expenses Incurred With      of Class C at
          Fund           Respect to Class C Shares September 30, 2005
          ----           ------------------------- -------------------
          National               $276,852                  9.24%
          Colorado                 11,446                 10.93
          Georgia                  22,873                  3.90
          Louisiana                19,482                  2.57
          Maryland                 13,670                  3.25
          Massachusetts            89,452                  3.54
          Michigan                 27,248                  2.97
          Minnesota                10,966                  3.83
          Missouri                  4,272                  3.02
          New York                115,622                  2.32
          Ohio                     26,463                  2.87
          Oregon                   26,754                  2.09
          South Carolina          106,769                  2.16


If the 12b-1 Plan is terminated in respect to Class C shares of the Funds, no amounts (other than amounts accrued but not yet paid) would be owed by that Fund to Seligman Advisors with respect to Class C shares.

Class D

Under the 12b-1 Plan, each Fund, with respect to Class D shares, is authorized to pay monthly to Seligman Advisors a 12b-1 fee at an annual rate of up to 1% of the average daily net asset value of Class D shares. This fee is used by Seligman Advisors, as follows: During the first year following the sale of Class D shares, a distribution fee of

0.75% of the average daily net assets attributable to such Class D shares is used, along with any CDSC proceeds, to (1) reimburse Seligman Advisors for its payment at the time of sale of Class D shares of a 0.75% sales commission to Service Organizations, and (2) pay for other distribution expenses, including paying for the preparation of advertising and sales literature and the printing and distribution of such promotional materials and Prospectuses to prospective investors and other marketing costs of Seligman Advisors. In addition, during the first year following the sale of Class D shares, a service fee of up to 0.25% of the average daily net assets attributable to such Class D shares is used to reimburse Seligman Advisors for its prepayment to Service Organizations at the time of sale of Class D shares of a service fee of 0.25% of the net asset value of the Class D shares sold (for shareholder services to be provided to Class D shareholders over the course of the one year immediately following the sale). The payment of service fees to Seligman Advisors is limited to amounts Seligman Advisors actually paid to Service Organizations at the time of sale as service fees. After the initial one-year period following a sale of Class D shares, the entire 12b-1 fee attributable to such Class D shares is paid to Service Organizations for providing continuing shareholder services and distribution assistance in respect of each Fund. The total amount paid by each Fund to Seligman Advisors in respect of Class D shares for the fiscal year ended September 30, 2005, equivalent to 1% per annum of the Class D shares' average daily net assets, was as follows:



                                             Total
                            Fund           Fees Paid
                            ----           ---------
                            National        $17,255
                            Colorado          1,411
                            Georgia          13,592
                            Louisiana         4,940
                            Maryland         20,329
                            Massachusetts     6,640
                            Michigan         22,778
                            Minnesota        11,368
                            Missouri          3,725
                            New York         24,838
                            Ohio              8,724
                            Oregon           15,375
                            South Carolina   28,514



The amounts expended by Seligman Advisors in any one year with respect to Class D shares of a Fund may exceed the 12b-1 fees paid by the Fund in that year. Each Fund's 12b-1 Plan permits expenses incurred by Seligman Advisors in respect of Class D shares in one fiscal year to be paid from Class D 12b-1 fees received from that Fund in any other fiscal year; however, in any fiscal year the Funds are not obligated to pay any 12b-1 fees in excess of the fees described above.

As of September 30, 2005, Seligman Advisors incurred the following amounts of expenses in respect of each Fund's Class D shares that were not reimbursed from amounts received from each Fund's 12b-1 Plan:



                          Amount of Unreimbursed   % of the Net Assets
                          Expenses Incurred With      of Class D at
          Fund           Respect to Class D Shares September 30, 2005
          ----           ------------------------- -------------------
          National               $ 81,259                  5.08%
          Colorado                 47,028                 30.79
          Georgia                 111,491                 10.07
          Louisiana                54,631                  9.41
          Maryland                 58,010                  3.00
          Massachusetts            82,504                 13.59
          Michigan                 84,708                  4.03
          Minnesota                64,388                  8.45
          Missouri                 49,943                 13.81
          New York                 60,384                  2.47
          Ohio                     50,714                  6.56
          Oregon                   83,869                  5.82
          South Carolina          146,098                  5.81


If the 12b-1 Plan is terminated in respect of Class D shares of a Fund, no amounts (other than amounts accrued but not yet paid) would be owed by that Fund to Seligman Advisors with respect to Class D shares.

Payments made by the Funds under the 12b-1 Plan in respect of Class A shares, Class C shares and Class D shares for the fiscal year ended September 30, 2005, were spent on the following activities in the following amounts:



                                   Compensation  Compensation
                                        To            To
                  Fund/Class       Underwriters Broker/Dealers
                  ----------       ------------ --------------
                  National/A          $  -0-       $ 70,689
                  National/C           1,322         31,438
                  National/D             239         17,016

                  Colorado/A          $  -0-       $ 35,886
                  Colorado/C              57          1,062
                  Colorado/D              46          1,365

                  Georgia/A           $  -0-       $ 31,949
                  Georgia/C              457          5,661
                  Georgia/D              847         12,745

                  Louisiana/A         $  -0-       $ 40,325
                  Louisiana/C            392          6,825
                  Louisiana/D            296          4,644

                  Maryland/A          $  -0-       $ 39,884
                  Maryland/C              91          3,884
                  Maryland/D             676         19,653

                  Massachusetts/A     $  -0-       $ 71,755
                  Massachusetts/C      2,071         26,410
                  Massachusetts/D        116          6,524

                  Michigan/A          $  -0-       $104,739
                  Michigan/C           1,558          7,589
                  Michigan/D           7,308         15,470

                  Minnesota/A         $  -0-       $ 88,380
                  Minnesota/C            278          2,590
                  Minnesota/D            313         11,055

                  Missouri/A          $  -0-       $ 32,501
                  Missouri/C             458          1,093
                  Missouri/D              84          3,641

                  New York/A          $  -0-       $ 70,569
                  New York/C           1,812         50,977
                  New York/D             988         23,850

                  Ohio/A              $  -0-       $110,948
                  Ohio/C                 541          8,928
                  Ohio/D                 131          8,593

                  Oregon/A            $  -0-       $ 54,986
                  Oregon/C               521         14,333
                  Oregon/D             1,010         14,365

                  South Carolina/A    $  -0-       $ 75,982
                  South Carolina/C     5,285         47,910
                  South Carolina/D     1,479         27,035


The 12b-1 Plan was approved on July 16, 1992 by the Board of Directors, including a majority of the Directors who are not "interested persons" (as defined in the 1940 Act) of the Funds and who have no direct or indirect financial interest in the operation of the 12b-1 Plan or in any agreement related to the 12b-1 Plan ("Qualified Directors") and was approved by shareholders of the Funds on November 23, 1992. The 12b-1 Plan became effective on January 1, 1993. Amendments to the 12b-1 Plan were approved in respect of the Class D shares on November 18, 1993 by the

Directors, including a majority of the Qualified Directors, and became effective with respect to the Class D shares on February 1, 1994. The 12b-1 Plan was approved in respect of Class C shares on May 20, 1999 by the Directors, including a majority of the Qualified Directors, and became effective in respect of the Class C shares on June 1, 1999. The 12b-1 Plan will continue in effect until December 31 of each year so long as such continuance is approved annually by a majority vote of both the Directors and the Qualified Directors, cast in person at a meeting called for the purpose of voting on such approval. The 12b-1 Plan may not be amended to increase materially the amounts payable under the terms of the 12b-1 Plan without the approval of a majority of the outstanding voting securities of each Fund and no material amendment to the 12b-1 Plan may be made except with the approval of a majority of both the Directors and the Qualified Directors in accordance with the applicable provisions of the 1940 Act and the rules thereunder.

The 12b-1 Plan requires that the Treasurer of the Funds shall provide to the Directors, and the Directors shall review at least quarterly, a written report of the amounts expended (and purposes therefor) made under the 12b-1 Plan. Rule 12b-1 also requires that the selection and nomination of Directors who are not "interested persons" of the Funds be made by such disinterested Directors. The 12b-1 Plans are reviewed by the Directors annually.


Seligman Services acts as a broker/dealer of record for shareholder accounts that do not have a designated financial advisor. As such, it receives compensation pursuant to each Fund's 12b-1 Plan for providing personal services and account maintenance to such accounts and other distribution services. For the fiscal years ended September 30, 2005, 2004 and 2003, Seligman Services received distribution and service fees pursuant to each Fund's 12b-1 Plan as follows:



                                    Distribution and Service Fees
                                    Paid to Seligman Services
                                    -----------------------------
                     Fund            2005      2004      2003
                     ----            -------   -------   -------
                     National       $ 8,851   $ 9,710   $ 8,198
                     Colorado         3,019     2,854     3,185
                     Georgia          1,410     1,479     1,431
                     Louisiana        1,472     1,429     1,387
                     Maryland         1,600     1,688     1,802
                     Massachusetts    2,146     2,072     2,310
                     Michigan         3,264     3,114     2,962
                     Minnesota        2,442     2,553     2,360
                     Missouri         1,493     1,640     1,804
                     New York        14,957    15,829    16,717
                     Ohio             5,444     5,786     6,094
                     Oregon           3,135     2,993     3,124
                     South Carolina   3,081     3,119     3,401


Other Service Providers


SDC, which is owned by certain other investment companies in the Seligman Group, is the shareholder service agent and dividend-paying agent for the Funds. SDC charges the Funds at cost for its services. These costs may include amounts paid by SDC to financial intermediaries and other third parties who provide sub-transfer agency services. Certain officers and directors of the Funds are also officers and directors of SDC.

                              Portfolio Managers

For purposes of this discussion, each member of the portfolio team is referred to as a "portfolio manager." The following table sets forth certain additional information with respect to the portfolio managers of the Funds. Unless noted otherwise, all information is provided as of September 30, 2005.

Other Accounts Managed by Portfolio Managers. The table below identifies, for the portfolio managers, the number of accounts managed (other than the Funds) and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. None of the accounts noted below have an advisory fee based on the performance of the account.

                           Registered Investment    Other Pooled Investment
Portfolio Manager                Companies                  Vehicles               Other Accounts
-----------------         ------------------------  ------------------------  ------------------------

Thomas G. Moles           8 Registered Investment   0 Pooled Investment       5 Other Accounts with
                          Companies, one of which   Vehicles.                 approximately $696,000
                          includes four                                       in total assets under
                          portfolios, with                                    management.
                          approximately $530
                          million in total assets
                          under management.

Eileen A. Comerford       8 Registered Investment   0 Pooled Investment       3 Other Accounts with
                          Companies with            Vehicles.                 approximately $565,000
                          approximately $530                                  in total assets under
                          million in total assets                             management.
                          under management.



Compensation/Material Conflicts of Interest. Set forth below is an explanation of the structure of, and method(s) used to determine portfolio manager compensation. Also set forth below is an explanation of material conflicts of interest that may arise between a portfolio manager's management of a Fund's investments and investments in other accounts.

Compensation:

As compensation for their responsibilities, each of Mr. Moles and Ms. Comerford received a base salary and discretionary bonus for the year ended December 31, 2005.

Discretionary bonuses for investment professionals are subjective and based on numerous qualitative and quantitative factors. The factors, which have no pre-determined weightings and may apply differently from person to person may include, among other things, a portfolio manager's relative investment performance versus one or more competitive universes or benchmarks; Seligman's overall profitability and profitability attributable to the assets under management for a portfolio manager's investment team; and a portfolio manager's support of marketing efforts.

The structure of a portfolio manager's compensation may be modified from time to time to reflect, among other things, changes in responsibilities or the competitive environment.

Conflicts of Interest:

Actual or potential conflicts of interest may arise from the fact that Seligman, and the portfolio managers of the Funds have day-to-day management responsibilities with respect to accounts of clients of Seligman other than the Funds ("Other Accounts"). Seligman has policies and procedures intended to mitigate or manage the conflicts of interest described below. There is no guarantee that any such policies or procedures will detect each and every situation in which a conflict of interest arises.

Seligman may receive higher compensation with respect to Other Accounts (including accounts which are private investment funds or have performance or higher fees paid to Seligman, or in which one or more portfolio managers have direct or indirect personal interest in the receipt of such fees) than that received with respect to the Funds. This may create a potential conflict of interest for Seligman or its portfolio managers by providing an incentive to favor these Other Accounts when, for example, placing securities transactions. In addition, Seligman could be viewed as having a conflict of interest to the extent that Seligman or an affiliate has a proprietary investment in one or more Other Accounts, the portfolio managers have personal investments, directly or indirectly, in one or more Other Accounts or the Other Accounts are investment options in Seligman's employee benefit plans. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as Seligman may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. Seligman may be perceived as causing accounts it manages to participate in an offering to increase Seligman's overall allocation of securities in that offering. A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account or when a sale in one account lowers the sale price received in a sale by a second account. Because Seligman manages accounts that engage in short sales of securities of the type in which many clients may invest, Seligman could be seen as harming the performance of certain client accounts (i.e., those not engaging in short sale transactions) for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall. Conversely, Seligman could be seen as benefiting those accounts that may engage in short sales through the sale of securities held by other clients to the extent the such sales reduce the cost to cover the short positions. However, Seligman does not currently engage in short sales of securities of municipal issuers.

Seligman and its affiliates may at times give advice or take action with respect to accounts that differs from the advice given other accounts. A particular security may be bought or sold only for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. Simultaneous portfolio transactions in the same security by multiple clients may tend to decrease the prices received by clients for sales of such securities and increase the prices paid by clients for purchases of such securities.

Employees of Seligman, including portfolio managers, may engage in personal trading, subject to Seligman's Code of Ethics. In addition to the general conflicts noted above, personal trading by employees may create apparent or actual conflicts to the extent that one or more employees personally benefit or appear to benefit from subsequent trading by clients in similar securities.

Because portfolio managers of Seligman manage multiple client accounts, portfolio managers may devote unequal time and attention to the portfolio management of client accounts.

Securities Ownership. As of September 30, 2005, neither Mr. Moles nor Ms. Comerford owned any shares of the Funds.

                  Portfolio Transactions and Other Practices

Portfolio Transactions


When two or more of the investment companies in the Seligman Group or other investment advisory clients of Seligman desire to buy or sell the same security at the same time, the securities purchased or sold are allocated by Seligman in a manner believed to be equitable to each. There may be possible advantages or disadvantages of such transactions with respect to price or the size of positions readily obtainable or saleable.


Fixed-income securities are generally traded on the over-the-counter market on a "net" basis without a stated commission, through dealers acting for their own account and not as brokers. In over-the-counter markets, the Funds deal with responsible primary market makers unless a more favorable execution or price is believed to be obtainable. Each Fund may buy securities from or sell securities to dealers acting as principal in accordance with applicable law. Prices paid to dealers will generally include a "spread", i.e., the difference between the prices at which the dealer is willing to purchase or to sell the security at that time.

Commissions

For the fiscal years ended September 30, 2005, 2004 and 2003, no brokerage commissions were paid by any of the Funds.

For the fiscal years ended September 30, 2005, 2004 and 2003, the Funds did not execute any portfolio transactions with, and therefore did not pay any commissions to, any broker affiliated with either the Funds, Seligman, or Seligman Advisors.


Brokerage Selection

Seligman selects broker-dealers with the goal of obtaining "best execution". Seligman will consider a full range and quality of a broker-dealer's services, such as price, market familiarity, reliability, integrity, commission rates, execution and settlement capabilities, ability to handle large orders, financial condition, technological infrastructure and operational capabilities, willingness to commit capital and the brokerage and research services provided or made available by the broker-dealer. These brokerage and research services, including supplemental investment research, analysis, and reports concerning issuers, industries, and securities, may be useful to Seligman in connection with its services to clients other than the Funds. The relative weighting given to any of the criteria mentioned above depends on a variety of factors including the nature of the transaction, the market on which a particular trade is being executed and the number of broker-dealers making a market in the security to be traded.

Although sales of investment company shares will not be considered in selecting broker-dealers to effect securities transactions, Seligman offers its services primarily through the broker-dealer selling networks and expects that nearly all broker-dealers that effect securities transactions for the Seligman Funds will have a relationship with Seligman or its affiliates to distribute shares of the investment companies or other investment products offered by Seligman. Seligman ranks broker-dealers through an internal voting process which considers the services provided by broker-dealers excluding investment company or product sales by that broker-dealer.

In connection with any agency trades, Seligman determines the reasonableness of the commissions to be paid to a broker-dealer based upon the quality of the brokerage and research services provided, or arranged for, and as a result, may select a broker-dealer whose commission costs may be higher than another would have charged.

Seligman monitors and evaluates the performance and execution capabilities of broker-dealers through which it places orders and periodically reviews its policy with regard to negotiating commissions or mark-ups for the Seligman Funds in light of current market conditions, statistical studies and other available information.

Regular Broker-Dealers


During the Funds' fiscal year ended September 30, 2005, the Funds did not acquire securities of their regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or of their parents.


                      Capital Stock and Other Securities

Capital Stock

The Series is authorized to issue 1,300,000,000 shares of capital stock, each with a par value of $.001 each, divided into thirteen different series (which represent each of the Funds). Each Fund has three classes, designated Class A common stock, Class C common stock and Class D common stock. Each share of a Fund's Class A, Class C and Class D common stock is equal as to earnings, assets, and voting privileges, except that each class bears its own separate distribution and, potentially, certain other class expenses and has exclusive voting rights with respect to any matter to which a separate vote of any class is required by the 1940 Act or applicable state law. The Series has adopted a Plan ("Multiclass Plan") pursuant to Rule 18f-3 under the 1940 Act permitting the issuance and sale of multiple classes of common stock. In accordance with the Articles of Incorporation, the Board of Directors may authorize the creation of additional classes of common stock with such characteristics as are permitted by the Multiclass Plan and Rule 18f-3. The 1940 Act requires that where more than one class exists, each class must be preferred over all other classes in respect of assets specifically allocated to such class. All shares have noncumulative voting rights for the election of directors. Each outstanding share is fully paid and non-assessable, and each is freely transferable. There are no liquidation, conversion, or preemptive rights.

Other Securities

The Series has no authorized securities other than common stock.

                  Purchase, Redemption, and Pricing of Shares

Purchase of Shares

Class A

Purchase Price. Class A shares may be purchased at a price equal to the next determined net asset value per share, plus an initial sales charge.

Employee and Family Members. Class A shares of the Funds may be issued without a sales charge and in amounts less than the investment minimums set forth in the Prospectus to present and former directors, trustees, officers, employees (and their respective family members) of the Funds, the other investment companies in the Seligman Group, and Seligman and its affiliates. Family members are defined to include lineal descendants and lineal ancestors, siblings (and their spouses and children) and any company or organization controlled by any of the foregoing. Such sales may also be made to employee benefit plans and thrift plans for such persons and to any investment advisory, custodial, trust or other fiduciary account managed or advised by Seligman or any affiliate. The sales may be made for investment purposes only, and shares may be resold only to the Funds. Class A shares may be sold at net asset value to these persons since such sales require less sales effort and lower sales-related expenses as compared with sales to the general public.


If you are eligible to purchase Class A shares without a sales charge or qualify for volume discounts, you should inform your financial advisor, financial intermediary or SDC of such eligibility and be prepared to provide proof thereof.


Purchases of Class A shares by a "single person" (as defined below under "Persons Entitled to Reductions") may be eligible for the following reductions in initial sales charges:


Discounts and Rights of Accumulation. Reduced sales charges will apply if the sum of (i) the current amount being invested by a "single person" in Class A shares of a Fund and in Class A shares of other Seligman mutual funds (excluding Class A shares of the Seligman Cash Management Fund), (ii) the current net asset value of the Class A and Class B shares of other Seligman mutual funds already owned by the "single person" other than Seligman Cash Management Fund (except as provided in (iii)) and (iii) the current net asset value of Class A shares of Seligman Cash Management Fund which were acquired by a "single person" through an exchange of Class A shares of another Seligman mutual fund, exceeds the breakpoint discount thresholds for Class A shares described in the prospectus (the "Breakpoint Discounts").

The value of the shares contemplated by items (ii) and (iii) above (collectively, the "Prior Owned Shares") will be taken into account only if SDC or the financial intermediary (if you are purchasing through a financial intermediary) is notified that there are holdings eligible for aggregation to meet the applicable Breakpoint Discount thresholds. If you are purchasing shares through a financial intermediary, you should consult with your intermediary to determine what information you will need to provide them in order to receive the Breakpoint Discounts to which you may be entitled. This information may include account records regarding shares eligible for aggregation that are held at any financial intermediary, as well as a social security or tax identification number. You may need to provide this information each time you purchase shares. In addition, certain financial intermediaries may prohibit you from aggregating investments in the Seligman Group if those investments are held in your accounts with a different intermediary or with SDC.

If you are dealing directly with SDC, you should provide SDC with account information for any shares eligible for aggregation. This information includes account records and a social security or tax identification number. You may need to provide this information each time you purchase shares.

Letter of Intent. This program allows an investor to purchase Class A shares over a 13-month period at reduced initial sales charges in accordance with the schedule in the Prospectus, based on the total amount of Class A shares of a Fund that the letter states the investor intends to purchase plus the total net asset value of Class A shares that were sold with an initial sales charge of the other Seligman mutual funds already owned and the total net asset value of Class A shares of Seligman Cash Management Fund which were acquired through an exchange of Class A shares of another Seligman mutual fund on which there was an initial sales charge at the time of purchase. Reduced sales charges also may apply to purchases made within a 13-month period starting up to 90 days before the date of execution of a letter of intent. In connection with such an arrangement, a portion of the shares you initially purchased under the letter of intent will be held in escrow to provide for any sales charges that might result if you fail to purchase the amount of shares contemplated by the agreement assuming your purchases would not otherwise be eligible for Breakpoint Discounts. These shares will be released upon completion of the purchases contemplated by the letter of intent. In the event you do not fulfill your obligations and the amount of any outstanding sales charge is greater than the value of the shares in escrow, you will be required to pay the difference. If the amount of the outstanding sales charge is less than the value of the shares in escrow, you will receive any shares remaining in escrow after shares, with a value equal to the amount of the outstanding sales charge, are redeemed by the transfer agent.


Persons Entitled To Reductions. Reductions in initial sales charges apply to purchases of Class A shares, and independently, Class C shares in an account held by a "single person." Amounts invested in Class A shares and Class C shares will not be aggregated for purposes of determining eligibility for a Breakpoint Discount. A "single person" includes an individual; members of a family unit comprising husband, wife and minor children; or a trustee or other fiduciary purchasing for a single fiduciary account. Employee benefit plans qualified under Section 401 of the Internal Revenue Code of 1986, as amended, organizations tax exempt under
Section 501(c)(3) or (13) of the Internal Revenue Code, and non-qualified employee benefit plans that satisfy uniform criteria are also considered "single persons" for this purpose. The uniform criteria are as follows:


   1. Employees must authorize the employer, if requested by a Fund, to receive in bulk and to distribute to each participant on a timely basis the Prospectus, reports, and other shareholder communications.


   2. Employees participating in a plan will be expected to make regular periodic investments (at least annually). A participant who fails to make such investments may be dropped from the plan by the employer or the Fund 12 months and 30 days after the last regular investment in his account. In such event, the dropped participant would lose the discount on share purchases to which the plan might then be entitled.

   3. The employer must solicit its employees for participation in such an employee benefit plan or authorize and assist an investment dealer in making enrollment solicitations.


Eligible Employee Benefit Plans. The table of sales charges in the Prospectus applies to sales to "eligible employee benefit plans," except that the Funds may sell shares at net asset value to "eligible employee benefit plans" which have at least (1) $500,000 invested in the Seligman Group of mutual funds or
(2) 50 eligible employees to whom such plan is made available. "Eligible employee benefit plan" means any plan or arrangement, whether or not tax qualified, which provides for the purchase of Fund shares. Sales are believed to require limited sales effort and sales-related expenses and therefore are made at net asset value. However, Section 403(b) Plans sponsored by public educational institutions are not eligible for net asset value purchases based on the aggregate investment made by the plan or member of eligible employees.

Sales to eligible employee benefit plans must be made in connection with a payroll deduction system of plan funding or other systems acceptable to SDC, the Funds' shareholder service agent. Contributions or account information for plan participation also should be transmitted to Seligman Data Corp. by methods which it accepts.


Additional information about "eligible employee benefit plans" is available from financial advisors or Seligman Advisors.

Further Types of Reductions. Class A shares may also be issued without an initial sales charge in the following instances:

(1) to any registered unit investment trust which is the issuer of periodic payment plan certificates, the net proceeds of which are invested in Fund shares;

(2) to separate accounts established and maintained by an insurance company which are exempt from registration under Section 3(c)(11) of the 1940 Act;

(3) to registered representatives and employees (and their spouses and minor children) of any dealer or bank that has a sales agreement with Seligman Advisors;

(4) to financial institution trust departments;

(5) to registered investment advisers exercising discretionary investment authority with respect to the purchase of Fund shares;

(6) to accounts of financial institutions or authorized dealers or investment advisors that charge account management fees, provided Seligman or one of its affiliates has entered into an agreement with respect to such accounts;

(7) pursuant to sponsored arrangements with organizations which make recommendations to, or permit group solicitations of, its employees, members or participants in connection with the purchase of shares of the Fund;

(8) to other investment companies in the Seligman Group in connection with a deferred fee arrangement for outside directors, or pursuant to a "fund of funds" arrangement;

(9) to certain "eligible employee benefit plans" as discussed above;

(10)to those partners and employees of outside counsel to the Funds or its directors or trustees who regularly provide advice and services to the Funds, to other funds managed by Seligman, or to their directors or trustees; and

(11)in connection with sales pursuant to a 401(k) alliance program which has an agreement with Seligman Advisors.


CDSC Applicable to Class A Shares. Class A shares purchased without an initial sales charge due to a purchase of $1,000,000 or more, alone or through a volume discount, Right of Accumulation, or Letter of Intent are subject to a contingent deferred sales charge ("CDSC") of 1% on redemptions of such shares within eighteen months of purchase. Employee benefit plans eligible for net asset value sales (as described below) may be subject to a CDSC of 1% for terminations at the plan level only, on redemptions of shares purchased within eighteen months prior to plan termination. Other available reductions will not be subject to a 1% CDSC. The 1% CDSC will be waived on shares that were purchased through Morgan Stanley Dean Witter & Co. by certain Chilean institutional investors (i.e. pension plans, insurance companies, and mutual funds). Upon redemption of such shares within an eighteen-month period, Morgan Stanley Dean Witter will reimburse Seligman Advisors a pro rata portion of the fee it received from Seligman Advisors at the time of sale of such shares.


See "CDSC Waivers" below for other waivers which may be applicable to Class A shares.

Class C

Class C shares may be purchased at a price equal to the next determined net asset value, plus an initial sales charge. No sales charge shall be payable by any person purchasing Class C shares through Level Load Intermediaries (as described below). In addition, in connection with the purchase of Class C shares by a "single person" (as described below), investors may be eligible for the reductions in initial sales charges similar to the reductions described above for Class A shares. Class C shares are subject to a CDSC of 1% if the shares are redeemed within eighteen months of purchase (twelve months for Class C shares purchased through Level Load Intermediaries described below), charged as a percentage of the current net asset value or the original purchase price, whichever is less.


Level Load Intermediaries are those financial intermediaries who offer Class C Shares without any initial front-end sales charge. At the current time, the Level Load Intermediaries are as follows: Advest, Inc., Bear, Stearns & Co. Inc., Citigroup Global Markets, Inc., First Clearing, LLC, INVEST Financial Corporation, Investment Centers of America, Inc., KCD Financial, Inc.,
Lieblong & Associates, Inc., Linsco/Private Ledger Corporation, McDonald Investments, Inc., Piper Jaffray & Co., Morgan Keegan & Company, Inc., Morgan Stanley DW Inc., National Planning Corporation, National Planning Holdings, Inc., Raymond James & Associates, Inc., Raymond James Financial Services, Inc., RBC Dain Rauscher Inc., SII Investments, Inc., UBS Financial Services, Inc., Wachovia Securities Financial Network, LLC and Wachovia Securities, LLC. From time to time, other Level Load Intermediaries may be added.


Class D

Class D shares may be purchased at a price equal to the next determined net asset value, without an initial sales charge. However, Class D shares are subject to a CDSC of 1% if the shares are redeemed within one year of purchase, charged as a percentage of the current net asset value or the original purchase price, whichever is less.

Systematic Withdrawals. Class C and Class D shareholders who reinvest both their dividends and capital gain distributions to purchase additional shares of a Fund may use the Funds' Systematic Withdrawal Plan to withdraw up to 10% and 10%, respectively, of the value of their accounts per year without the imposition of a CDSC. Account value is determined as of the date the systematic withdrawals begin.

CDSC Waivers. The CDSC on Class C shares and Class D shares (and certain
Class A shares, as discussed above) will be waived or reduced in the following instances:

(1) on redemptions following the death or disability (as defined in Section 72(m)(7) of the Internal Revenue Code) of a shareholder or beneficial owner;

(2) in connection with (1) distributions from retirement plans qualified under
    Section 401(a) of the Internal Revenue Code when such redemptions are necessary to make distributions to plan participants (such payments include, but are not limited to, death, disability, loans, retirement, or separation of service), (2) distributions from a custodial account under
    Section 403(b)(7) of the Internal Revenue Code or an IRA due to death, disability, minimum distribution requirements after attainment of age
    70 1/2 or, for accounts established prior to January 1, 1998, attainment of age 59 1/2, and (3) a tax-free return of an excess contribution to an IRA;

(3) in whole or in part, in connection with shares sold to current and retired Directors of the Funds;

(4) in whole or in part, in connection with shares sold to any state, county, or city or any instrumentality, department, authority, or agency thereof, which is prohibited by applicable investment laws from paying a sales load or commission in connection with the purchase of any registered investment management company;

(5) in whole or in part, in connection with systematic withdrawals;

(6) in connection with participation in the Merrill Lynch Small Market 401(k) Program;

(7) on incidental redemptions to cover administrative expenses (such expenses include, but are not limited to, directors/trustees fees, wire fees or courier fees) not to exceed $25.00 per occurrence; and

(8) on redemptions of shares initially purchased by an eligible employee benefit plan that are not in connection with a plan level termination.

If, with respect to a redemption of any Class A, Class C or Class D shares sold by a dealer, the CDSC is waived because the redemption qualifies for a waiver as set forth above, the dealer shall remit to Seligman Advisors promptly upon notice, an amount equal to the payment or a portion of the payment made by Seligman Advisors at the time of sale of such shares.

Fund Reorganizations

Class A shares and Class C shares may be issued without an initial sales charge in connection with the acquisition of cash and securities owned by other investment companies. Any CDSC will be waived in connection with the redemption of shares of a Fund if the Fund is combined with another Seligman mutual fund, or in connection with a similar reorganization transaction.


Payment in Securities. In addition to cash, the Funds may accept securities in payment for Fund shares sold at the applicable public offering price (net asset value and, if applicable, any sales charge), although the Funds do not presently intend to accept securities in payment for Fund shares. Generally, a Fund will only consider accepting securities (l) to increase its holdings in a portfolio security, or (2) if Seligman determines that the offered securities are a suitable investment for the Fund and in a sufficient amount for efficient management. Although no minimum has been established, it is expected that a Fund would not accept securities with a value of less than $100,000 per issue in payment for shares. A Fund may reject in whole or in part offers to pay for Fund shares with securities, may require partial payment in cash for applicable sales charges, and may discontinue accepting securities as payment for Fund shares at any time without notice. The Funds will not accept restricted securities in payment for shares. The Funds will value accepted securities in the manner provided for valuing portfolio securities. Any securities accepted by a Fund in payment for that Fund's shares will have an active and substantial market and have a value which is readily ascertainable.


Offering Price


When you buy or sell Fund shares, you do so at the Class's net asset value ("NAV") next calculated after Seligman Advisors accepts your request. However, in some cases, the Series has authorized certain financial intermediaries (and other persons designated by such financial intermediaries) to receive purchase and redemption orders on behalf of the Funds. In such instances, customer orders will be priced at the Class's NAV next calculated after the authorized financial intermediary (or other persons designated by such financial intermediary) receives the request. Any applicable sales charge will be added to the purchase price for Class A shares and Class C shares.

NAV per share of each class of a Fund is determined as of the close of regular trading on the New York Stock Exchange ("NYSE") (normally, 4:00 p.m. Eastern time), on each day that the NYSE is open for business. The NYSE is currently closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. NAV per share for a class is computed by dividing such class's share of the value of the net assets of the Funds (i.e., the value of its assets less liabilities) by the total number of outstanding shares of such class. All expenses of a Fund, including the management fee paid by each Fund, are accrued daily and taken into account for the purpose of determining NAV.

Generally, portfolio securities in which the Funds invest are traded primarily in the over-the-counter market. Traded securities are valued at the last sales price on the primary market on which they are traded. Securities for which there is no last sales price are valued either by independent pricing services based on bid prices that consider such factors as transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities, or by Seligman based on quotations provided by primary market makers in such securities. If Seligman concludes that the most recently reported (or closing) price of a security held by a Fund is no longer valid or reliable, or such price is otherwise unavailable, Seligman will value the security based upon its fair value as determined in accordance with procedures approved by the Board of Directors. These fair value procedures may be used to determine the value of a security in the event of, among other things, natural disasters, acts of terrorism, market disruptions, intra-day trading halts or extreme market volatility. Short-term holdings maturing in 60 days or less are generally valued at amortized cost. Short-term obligations with more than 60 days remaining to maturity will be valued at current market value until the sixtieth day prior to maturity, and will then be valued on an amortized cost basis based on the value on such date unless the Board determines that this amortized cost value does not represent fair market value.


Specimen Price Make-Up


Under the current distribution arrangements between the Funds and Seligman Advisors, Class A shares and Class C shares are sold with a maximum initial sales charge of 4.75% and 1.00%/(1)/, respectively, and Class D shares are sold at NAV/(2)/. Using each Class's NAV at September 30, 2005, the maximum offering price of the Funds' shares is as follows:


                                Class A shares


                     NAV          Maximum Sales Charge        Offering Price
   Fund           Per Share     (4.75% of Offering Price)       to Public
   ----           --------- +   ------------------------- =   --------------
   National         $7.88                 $0.39                   $8.27
   Colorado          7.65                  0.38                    8.03
   Georgia           7.78                  0.39                    8.17
   Louisiana         8.06                  0.40                    8.46
   Maryland          7.97                  0.40                    8.37
   Massachusetts     8.15                  0.41                    8.56
   Michigan          8.44                  0.42                    8.86
   Minnesota         7.75                  0.39                    8.14
   Missouri          7.84                  0.39                    8.23
   New York          8.26                  0.41                    8.67
   Ohio              8.01                  0.40                    8.41
   Oregon            7.87                  0.39                    8.26
   South Carolina    8.19                  0.41                    8.60


                                Class C shares


                   NAV            Maximum Sales Charge           Offering Price
 Fund           Per Share     (1.00% of Offering Price/(1)/)       to Public
 ----           --------- +   ----------------------------   =   --------------
 National         $7.88                  $0.08                       $7.96
 Colorado          7.64                   0.08                        7.72
 Georgia           7.80                   0.08                        7.88
 Louisiana         8.06                   0.08                        8.14
 Maryland          7.98                   0.08                        8.06
 Massachusetts     8.15                   0.08                        8.23
 Michigan          8.43                   0.09                        8.52
 Minnesota         7.75                   0.08                        7.83
 Missouri          7.84                   0.08                        7.92
 New York          8.27                   0.08                        8.35
 Ohio              8.06                   0.08                        8.14
 Oregon            7.86                   0.08                        7.94
 South Carolina    8.19                   0.08                        8.27

                                Class D shares


                                      NAV and Offering
                      Fund           Price Per Share/(2)/
                      ----           -------------------
                      National              $7.88
                      Colorado               7.64
                      Georgia                7.80
                      Louisiana              8.06
                      Maryland               7.98
                      Massachusetts          8.15
                      Michigan               8.43
                      Minnesota              7.75
                      Missouri               7.84
                      New York               8.27
                      Ohio                   8.06
                      Oregon                 7.86
                      South Carolina         8.19

--------
(1) In addition to the 1.00% front-end sales charge applicable to Class C shares (other than those sold through Level Load Intermediaries), such shares are subject to a 1% CDSC if you redeem your shares within 18 months of purchase (12 months in the case of investors who purchase Class C shares through Level Load Intermediaries). Level Load Intermediaries are discussed under "Purchase, Redemption and Pricing of Shares".
(2) Class D shares are subject to a 1% CDSC if you redeem your shares within one year of purchase.

Redemption in Kind

The procedures for selling Fund shares under ordinary circumstances are set forth in the Prospectus. In unusual circumstances, payment may be postponed, or the right of redemption postponed for more than seven days, if: (i) the orderly liquidation of portfolio securities is prevented by the closing of, or restricted trading on, the NYSE; (ii) during periods of emergency, which make the disposal by a Fund of its shares impracticable or it is not reasonably practicable for a Fund to fairly determine the value of its net assets; or
(iii) such other periods as ordered by the SEC for the protection of the Funds' shareholders. Under these circumstances, redemption proceeds may be made in securities. If payment is made in securities, a shareholder may incur brokerage expenses in converting these securities to cash.

Anti-Money Laundering

As part of the Funds' responsibility for the prevention of money laundering, you may be required by the Funds, Seligman or their respective service providers to provide additional information, including information needed to verify the source of funds used to purchase shares and your identity or the identity of any underlying beneficial owners of your shares. In the event of delay or failure by you to produce any requested information, the Funds or their service providers may refuse to accept a subscription or, to the extent permitted or required by applicable law, cause a complete redemption of your shares from the Funds. The Funds, by written notice to you, may suspend payment to you of any proceeds or distributions if the Funds or their service providers reasonably deem it necessary to do so in order to comply with applicable laws and regulations, including any anti-money laundering laws and regulations applicable to the Funds, Seligman or their respective service providers.

Arrangements Permitting Frequent Trading of Fund Shares

The Funds have no arrangements with any person to permit frequent trading of Fund shares.

                             Taxation of the Funds

Federal Income Taxes. Each of the Funds is qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. For each year so qualified, a Fund will not be subject to federal income taxes on its net ordinary income and capital gains, if any, realized during any taxable year, which it distributes to its shareholders, provided that the sum of (i) at least 90% of its net ordinary income and net short-term capital gains and (ii) at least 90% of its net tax-exempt interest are distributed to shareholders each year.

Qualification as a regulated investment company under the Internal Revenue Code requires among other things, that (1) at least 90% of the annual gross income of a Fund be derived from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stocks, securities or currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stocks, securities or currencies; and (2) a Fund diversifies its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of a Fund's assets is represented by cash, US Government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than US Government securities or securities of other regulated investment companies).

Each of the Funds is treated as a separate corporation for federal income tax purposes. As a result, determinations of net ordinary income, exempt-interest dividends and net long-term and short-term capital gains and losses will be made separately for each Fund.

If, at the end of each quarter of its taxable year, at least 50% of a Fund's total assets is invested in obligations exempt from regular federal income tax, the Fund will be eligible to pay dividends that are excludable by shareholders from gross income for regular federal income tax purposes. The total amount of such exempt interest dividends paid by a Fund cannot exceed the amount of federally tax-exempt interest received by the Fund during the year less certain expenses allocable to the Fund.


Interest on certain tax-exempt bonds that are private activity bonds within the meaning of the Internal Revenue Code is treated as a tax preference item for purposes of the alternative minimum tax, and any such interest received by the Funds and distributed to shareholders will be so treated for purposes of any alternative minimum tax liability of shareholders to the extent of the dividend's proportionate share of a Fund's income consisting of such interest.


Dividends from net investment income and distributions from the excess of net short-term capital gains over net long-term capital losses are taxable as ordinary income to shareholders, whether received in cash or reinvested in additional shares. Such dividends and distributions generally will not be eligible for the treatment as qualified dividend income for non-corporate shareholders or for the dividends received deduction allowed to corporate shareholders.

Distributions of net capital gains (i.e., the excess of net long-term capital gains over any net short-term losses) are taxable as long-term capital gains, whether received in cash or invested in additional shares, regardless of how long the shares have been held by a shareholder, except that the portion of net capital gains representing accrued market discount on tax-exempt obligations acquired after April 30, 1993 will be taxable as ordinary income. Individual shareholders will be subject to federal tax on distributions of net capital gains at a maximum rate of 15% if designated as derived from the Fund's capital gains from property held for more than one year and realized before January 1, 2009. Net capital gain of a corporate shareholder is taxed at the same rate as ordinary income. Distributions from a Fund's other investment income (other than exempt interest dividends) or from net realized short-term gains are taxable to shareholders as ordinary income, whether received in cash or invested in additional shares. Distributions generally will not be eligible to be designated as qualified dividend income for non-corporate shareholders or for the dividends received deduction allowed to corporate shareholders. Shareholders receiving distributions in the form of additional shares issued by a Fund will generally be treated for federal income tax purposes as having received a distribution in an amount equal to the cash that could have been elected to be received instead of the additional shares.

Interest on indebtedness incurred or continued to purchase or carry shares of any Fund will not be deductible for federal income tax purposes to the extent that the Fund's distributions are exempt from federal income tax.


At September 30, 2005, the National, Colorado and Georgia Funds had net capital loss carryforwards for federal income tax purposes of $1,754,628, $47,288 and $921,017, respectively, which are available for offset against future taxable net capital gains. The capital loss carryforward for the National Fund of $1,749,874 expires in 2011 and $4,754 expires in 2012. The capital loss carryforward for the Colorado Fund of $47,288 expires in 2012. The capital loss carryforward for the Georgia Fund of $921,017 expires in 2013. Accordingly, no capital gain distributions are expected to be paid to shareholders of these Funds until net capital gains have been realized in excess of the available capital loss carryforwards. In addition, the Georgia Fund elected to defer to the fiscal year ending September 30, 2006 the recognition for tax purposes of net losses of $27,561 realized on the sale of investments after October 31, 2004. These losses will be available to offset future taxable net gains.

Dividends and distributions declared in October, November or December, payable to shareholders of record on a specified date in such a month and paid in the following January will be treated as having been paid by a Fund and received by each shareholder in December. Under this rule, therefore, shareholders may be taxed in one year on dividends or distributions actually received in January of the following year.

Any gain or loss realized upon a sale or redemption of shares in a Fund by a shareholder who is not a dealer in securities will generally be treated as a long-term capital gain or loss if the shares have been held for more than one year and otherwise as a short-term capital gain or loss. Individual shareholders will be subject to federal income tax on net capital gains at a maximum rate of 15% in respect of shares held for more than one year and disposed of before January 1, 2009. Net capital gain of a corporate shareholder is taxed at the same rate as ordinary income. However, if shares on which an exempt interest dividend has been received are subsequently sold or redeemed and such shares have been held for six months or less (after taking into account certain hedging transactions), any loss realized will be disallowed to the extent of the amount of the exempt interest dividend paid by a Fund to the shareholder. Further, if shares on which a long-term capital gains distribution has been received are subsequently sold or redeemed and such shares have been held for six months or less (after taking into account certain hedging transactions), any loss realized, to the extent not otherwise disallowed pursuant to the immediately preceding sentence, will be treated as long-term capital loss to the extent of the long-term capital gain distribution. In addition, no loss will be allowed on the sale or other disposition of shares of a Fund if, within a period beginning 30 days before the date of such sale or disposition and ending 30 days after such date, the holder acquires (including shares acquired through dividend reinvestment) securities that are substantially identical to the shares of the Fund.

In determining gain or loss on shares of a Fund that are sold or exchanged within 90 days after acquisition, a shareholder generally will not be permitted to include in the tax basis attributable to such shares the sales charge incurred in acquiring such shares to the extent of any subsequent reduction of the sales charge by reason of the Exchange or Reinstatement Options offered by the Fund. Any sales charge not taken into account in determining the tax basis of shares sold or exchanged within 90 days after acquisition will be added to the shareholder's tax basis in the shares acquired pursuant to the Exchange or Reinstatement Options.

Each Fund is subject to a 4% nondeductible excise tax on amounts required to be but not distributed under a prescribed formula. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Fund's ordinary income for the calendar year, at least 98% of its capital gain net income realized during the one-year period ending October 31 during such year, and all ordinary income and capital gain net income for prior years that was not previously distributed. Each Fund intends to make sufficient distributions or deemed distributions of its ordinary income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax.

Shareholders are urged to consult their tax advisors concerning the effect of federal income taxes in their individual circumstances. In particular, persons who may be "substantial users" (or "related person" of substantial users) of facilities financed by industrial development bonds or private activity bonds should consult the tax advisors before purchasing shares of any Fund.

Unless a shareholder includes a certified taxpayer identification number (social security number for individuals) on the account application and certifies that the shareholder is not subject to backup withholding, the Funds are required to withhold and remit to the US Treasury a portion of distributions and other reportable payments to the shareholder. Shareholders should be aware that, under regulations promulgated by the Internal Revenue Service, a Fund may be fined on an annual basis for each account for which a certified taxpayer identification number is not provided. In the event that such a fine is imposed, the Fund may charge a service fee equal to such fine that may be deducted from the shareholder's account and offset against any undistributed dividends and capital gain distributions. The Funds also reserve the right to close any account which does not have a certified taxpayer identification number.

Colorado Taxes

In the opinion of Ireland Stapleton Pryor Pascoe, P.C., Colorado tax counsel to the Colorado Fund, individuals, trusts, estates and corporations who are holders of the Colorado Fund and who are subject to the Colorado income tax will not be subject to Colorado income tax or the Colorado alternative minimum tax on Colorado Fund dividends to the extent that such dividends qualify as exempt-interest dividends of a regulated investment company under
Section 852(b)(5) of the Internal Revenue Code, which are derived from interest income received by the Colorado Fund on (a) obligations of the State of Colorado or its political subdivisions which are issued on or after May 1,

1980, or if issued before May 1, 1980, to the extent such interest is specifically exempt from income taxation under the laws of the State of Colorado authorizing the issuance of such obligations; (b) obligations of the United States or its possessions to the extent included in federal taxable income; or (c) obligations of territories or possessions of the United States to the extent federal law exempts interest on such obligations from taxation by the states (collectively, "Colorado Obligations"). To the extent that Colorado Fund distributions are attributable to sources not described in the preceding sentence, such distributions, including but not limited to, long or short-term gains, will not be exempt from Colorado income tax and may be subject to Colorado's alternative minimum tax. There are no municipal income taxes in Colorado. As intangibles, shares in the Colorado Fund are exempt from Colorado property taxes.

The Colorado Fund will notify its shareholders within 60 days after the close of the year as to the interest derived from Colorado Obligations and exempt from the Colorado income tax.

Georgia Taxes

In the opinion of King & Spalding LLP, Georgia tax counsel to the Georgia Fund, under existing Georgia law, shareholders of the Georgia Fund will not be subject to Georgia income taxes on dividends with respect to shares of the Georgia Fund to the extent that such distributions represent exempt-interest dividends for federal income tax purposes that are attributable to interest-bearing obligations issued by or on behalf of the State of Georgia or its political subdivisions, or by the governments of Puerto Rico, the Virgin Islands, or Guam (collectively, "Georgia Obligations"), which are held by the Georgia Fund. Dividends, if any, derived from capital gains or other sources generally will be taxable to shareholders of the Georgia Fund for Georgia income tax purposes.

Except during temporary defensive periods or when acceptable investments are unavailable to the Georgia Fund, at least 80% of the value of the net assets of the Georgia Fund will be maintained in debt obligations which are exempt from regular federal income tax and Georgia income taxes.

The Georgia Fund will notify its shareholders within 60 days after the close of the year as to the interest derived from Georgia Obligations and exempt from Georgia income taxes.

Louisiana Taxes


In the opinion of Liskow & Lewis, Louisiana tax counsel to the Louisiana Fund, based upon technical advice obtained from the Louisiana Department of Revenue, and subject to the current policies of the Louisiana Department of Revenue, shareholders of the Louisiana Fund who are corporations; individuals, and residents of the State of Louisiana; and, for taxable periods beginning after December 31, 1996, trusts or estates; all of whom are otherwise subject to Louisiana income tax, will not be subject to Louisiana income tax on Louisiana Fund dividends to the extent that such dividends are attributable to interest on (a) tax-exempt obligations of the State of Louisiana or its political or governmental subdivisions, or its governmental agencies, or instrumentalities authorized under the laws of the State of Louisiana to issue tax-exempt obligations, (b) obligations of the United States or its possessions to the extent included in federal taxable income, and (c) obligations of territories or possessions of the United States to the extent federal law exempts interest on such obligations from taxation by the states. To the extent that distributions on the Louisiana Fund are attributable to sources other than those described in the preceding sentence, such distributions, including but not limited to, long-term or short-term capital gains, will not be exempt from Louisiana income tax.


Non-resident individuals maintaining their domicile other than in the State of Louisiana will not be subject to Louisiana income tax on their Louisiana Fund dividends.

Except during temporary defensive periods or when acceptable investments are unavailable to the Louisiana Fund, the Municipal Fund will maintain at least 80% of the value of the net assets of the Louisiana Fund in debt obligations which are exempt from federal income tax and exempt from Louisiana income tax.

The Louisiana Fund will notify its shareholders within 60 days after the close of the year as to the interest derived from Louisiana obligations and exempt from Louisiana income tax.

Maryland Taxes

In the opinion of Venable LLP, Maryland tax counsel to the Maryland Fund, as long as dividends paid by the Maryland Fund qualify as interest excludable under Section 103 of the Internal Revenue Code and the Maryland Fund qualifies as a regulated investment company under the Internal Revenue Code, the portion of exempt-interest dividends that represents interest received by the Maryland Fund on obligations
(a) of Maryland or its political subdivisions and authorities; or (b) of the United States or an authority, commission, instrumentality, possession, or territory of the United States, will be exempt from Maryland state and local income taxes when allocated or distributed to a shareholder of the Maryland Fund.

Gains realized by the Maryland Fund from the sale or exchange of a bond issued by Maryland or a political subdivision of Maryland, or of the United States or an authority, commission, or instrumentality of the United States will not be subject to Maryland state and local income taxes.

To the extent that distributions of the Maryland Fund are attributable to sources other than those described in the preceding sentences, such as interest received by the Maryland Fund on obligations issued by states other than Maryland, income earned on repurchase contracts, or gains realized by a shareholder upon a redemption or exchange of Maryland Fund shares, such distributions will be subject to Maryland state and local income taxes. Interest on indebtedness incurred or continued (directly or indirectly) by a shareholder of the Maryland Fund to purchase or carry shares of the Maryland Fund will not be deductible for Maryland state and local income tax purposes to the extent such interest is allocable to exempt-interest dividends.

Except during temporary defensive periods or when acceptable investments are unavailable to the Maryland Fund, at least 80% of the value of the net assets of the Maryland Fund will be maintained in debt obligations which are exempt from regular federal income tax and are exempt from Maryland state and local income taxes.

The Maryland Fund will notify its shareholders within 60 days after the close of the year as to the interest and capital gains derived from Maryland obligations and exempt from Maryland state and local income taxes.

Massachusetts Taxes


In the opinion of Edwards Angell Palmer & Dodge LLP, Massachusetts tax counsel to the Massachusetts Fund, provided that the Municipal Fund gives the notices described at the end of this section, holders of the Massachusetts Fund who are subject to the Massachusetts personal income tax will not be subject to tax on distributions from the Massachusetts Fund to the extent that these distributions: (1) qualify as exempt-interest dividends of a regulated investment company under Section 852(b)(5) of the Internal Revenue Code which are directly attributable to interest on obligations issued by the Commonwealth of Massachusetts, its instrumentalities or its political subdivisions or by the government of Puerto Rico or by its authority, by the government of Guam or by its authority, or by the government of the Virgin Islands or its authority (collectively, "Massachusetts Obligations"); (2) are attributable to interest on obligations of the United States exempt from state taxation; or (3) qualify as capital gain dividends, which are attributable to obligations issued by the Commonwealth of Massachusetts, its instrumentalities, or political subdivisions under any provision of law which exempts capital gain on the obligation from Massachusetts income taxation. Distributions of income to Massachusetts holders of the Massachusetts Fund that are attributable to sources other than those described in the preceding sentence will be includable in the Massachusetts income of the holders of the Massachusetts Fund.


Massachusetts Fund dividends are not excluded in determining the Massachusetts excise tax on corporations. Except during temporary defensive periods or when acceptable investments are unavailable to the Massachusetts Fund, the Municipal Fund will maintain at least 80% of the value of the net assets of the Massachusetts Fund in debt obligations which are exempt from regular federal income tax and Massachusetts personal income tax.


The Massachusetts Fund will notify its shareholders within 60 days after the close of the year as to the interest and capital gains derived from Massachusetts Obligations or obligations of the United States and exempt from Massachusetts personal income tax.


Michigan Taxes

In the opinion of Dickinson Wright PLLC, Michigan tax counsel to the Municipal Fund, holders of the Michigan Series who are subject to the Michigan income tax or single business tax will not be subject to the Michigan income tax or single business tax on Michigan Series dividends to the extent that such distributions qualify as exempt-interest dividends of a regulated investment company under
Section 852(b)(5) of the Code which are attributable to interest on tax-exempt obligations of the State of Michigan, or its political or governmental subdivisions, its governmental agencies or instrumentalities (as well as certain other federally tax-exempt obligations, the interest on which is exempt from Michigan tax, such as, for example, certain obligations of Puerto
Rico)(collectively, "Michigan Obligations"). To the extent that distributions on the Michigan Series are attributable to sources other than those described in the preceding sentence, such distributions, including, but not limited to, long or short-term capital gains, will not be exempt from Michigan income tax or single business tax. To the extent that distributions on the Michigan Series are not subject to Michigan income tax, they are not subject to the uniform city income tax imposed by certain Michigan cities.

Except during temporary defensive periods or when acceptable investments are unavailable to the Michigan Series, at least 80% of the value of the net assets of the Michigan Series will be maintained in debt obligations which are exempt from regular federal income tax and Michigan income and single business taxes.

The Michigan Series will notify its shareholders within 60 days after the close of the year as to the interest derived from Michigan Obligations and exempt from Michigan income tax.

Minnesota Taxes

In the opinion of Faegre & Benson LLP, Minnesota tax counsel to the Minnesota Fund, provided that the Minnesota Fund qualifies as a regulated investment company under the Internal Revenue Code, and subject to the discussion in the paragraph below, shareholders of the Minnesota Fund who are individuals, estates, or trusts and who are subject to the regular Minnesota personal income tax will not be subject to such regular Minnesota tax on Minnesota Fund dividends to the extent that such distributions qualify as exempt-interest dividends of a regulated investment company under Section 852(b)(5) of the Internal Revenue Code which are derived from interest income on tax-exempt obligations of the State of Minnesota, or its political or governmental subdivisions, municipalities, governmental agencies, or instrumentalities ("Minnesota Sources"). The foregoing will apply, however, only if the portion of the exempt-interest dividends from such Minnesota Sources that is paid to all shareholders represents 95% or more of the exempt-interest dividends that are paid by the Minnesota Fund. If the 95% test is not met, all exempt-interest dividends that are paid by the Minnesota Fund generally will be subject to the regular Minnesota personal income tax. Even if the 95% test is met, to the extent that exempt-interest dividends that are paid by the Minnesota Fund are not derived from the Minnesota Sources described in the first sentence of this paragraph, such dividends generally will be subject to the regular Minnesota personal income tax. Other distributions of the Minnesota Fund, including distributions from net short-term and long-term capital gains, are generally not exempt from the regular Minnesota personal income tax.

Legislation enacted in 1995 provides that it is the intent of the Minnesota legislature that interest income on obligations of Minnesota governmental units, including obligations of the Minnesota Sources described above, and exempt-interest dividends that are derived from interest income on such obligations, be included in the net income of individuals, estates, and trusts for Minnesota income tax purposes if it is judicially determined that the exemption by Minnesota of such interest or such exempt-interest dividends unlawfully discriminates against interstate commerce because interest income on obligations of governmental issuers located in other states, or exempt-interest dividends derived from such obligations, is so included. This provision provides that it applies to taxable years that begin during or after the calendar year in which such judicial decision becomes final, regardless of the date on which the obligations were issued, and that other remedies apply for previous taxable years. The United States Supreme Court in 1995 denied certiorari in a case in which an Ohio state court upheld an exemption for interest income on obligations of Ohio governmental issuers, even though interest income on obligations of non-Ohio governmental issuers, was subject to tax. In 1997, the United States Supreme Court denied certiorari in a subsequent case from Ohio, involving the same taxpayer and the same issue, in which the Ohio Supreme Court refused to reconsider the merits of the case on the ground that the previous final state court judgment barred any claim arising out of the transaction that was the subject of the previous action. It cannot be predicted whether a similar case will be brought in Minnesota or elsewhere, or what the outcome of such case would be.

Minnesota presently imposes an alternative minimum tax on individuals, estates, and trusts that is based, in part, on such taxpayers' federal alternative minimum taxable income, which includes federal tax preference items. The Internal Revenue Code provides that interest on specified private activity bonds is a federal tax preference item, and that an exempt-interest dividend of a regulated investment company constitutes a federal tax preference item to the extent of its proportionate share of the interest on such private activity bonds. Accordingly, exempt-interest dividends that are attributable to such private activity bond interest, even though they are derived from the Minnesota Sources described above, will be included in the base upon which such Minnesota alternative minimum tax is computed. In addition, the entire portion of exempt-interest dividends that is received by such shareholders and that is derived from sources other than the Minnesota Sources described above generally is also subject to the Minnesota alternative minimum tax. Further, should the 95% test that is described above fail to be met, all of the exempt-interest dividends that are paid by the Minnesota Fund, including all of those that are derived from the Minnesota Sources described above, generally will be subject to the Minnesota alternative minimum tax, in the case of shareholders of the Minnesota Fund who are individuals, estates or trusts.

Subject to certain limitations that are set forth in the Minnesota rules, Minnesota Fund dividends, if any, that are derived from interest on certain United States obligations are not subject to the regular Minnesota personal income tax or the Minnesota alternative minimum tax, in the case of shareholders of the Minnesota Fund who are individuals, estates, or trusts.

Minnesota Fund distributions, including exempt-interest dividends, are not excluded in determining the Minnesota franchise tax on corporations that is measured by taxable income and alternative minimum taxable income. Minnesota Fund distributions may also be taken into account in certain cases in determining the minimum fee that is imposed on corporations, S corporations, and partnerships.

Except during temporary defensive periods or when acceptable investments are unavailable to the Minnesota Fund, at least 80% of the value of the net assets of the Minnesota Fund will be maintained in debt obligations which are exempt from the regular federal income tax. Such debt obligations may, however, be subject to the federal alternative minimum tax. A similar percentage will generally also apply with respect to the regular Minnesota personal income tax, and such debt obligations may likewise be subject to the Minnesota alternative minimum tax, in each case subject to the entire discussion above. The Minnesota Fund will invest so that the 95% test described above is met.

The Minnesota Fund will notify its shareholders within 30 days after the close of the year as to the interest derived from Minnesota obligations and exempt from the Minnesota personal income tax, subject to the discussion above.

Missouri Taxes

In the opinion of Bryan Cave LLP, Missouri tax counsel to the Missouri Fund, dividends distributed to individual shareholders of the Missouri Fund will be exempt from the Missouri personal income tax imposed by Chapter 143 of the Missouri Revised Statutes to the extent that such dividends qualify as exempt interest dividends of a regulated investment company under Section 852(b)(5) of the Internal Revenue Code and are derived from interest on obligations of the State of Missouri or any of its political subdivisions or authorities, or obligations issued by the government of Puerto Rico or its authority (collectively, "Missouri Obligations"). Capital gain dividends, as defined in
Section 852(b)(3) of the Internal Revenue Code, distributable by the Missouri Fund to individual resident shareholders of the Missouri Fund, to the extent includable in federal adjusted gross income, will be subject to Missouri income taxation. Shares in the Missouri Fund are not subject to Missouri personal property taxes.

Dividends paid by the Missouri Fund, if any, that do not qualify as tax exempt dividends under Section 852 (b)(5) of the Internal Revenue Code, will be exempt from Missouri income tax only to the extent that such dividends are derived from interest on certain US obligations that the State of Missouri is expressly prohibited from taxing under the laws of the United States. The portion of such dividends that is not subject to taxation by the State of Missouri may be reduced by interest, or other expenses, in excess of $500 paid or incurred by a shareholder in any taxable year to purchase or carry shares of the Missouri Fund of the Municipal Fund or other investments producing income that is includable in federal gross income, but exempt from Missouri income tax.

Except during temporary defensive periods or when acceptable investments are unavailable to the Missouri Fund, at least 80% of the value of the net assets of the Missouri Fund will be maintained in debt obligations which are exempt from regular federal income tax and Missouri personal income tax.

The Missouri Fund will notify its shareholders within 60 days after the close of the year as to the interest derived from Missouri Obligations and exempt from the Missouri personal income tax.

New York State and City Taxes

In the opinion of Sullivan & Cromwell LLP, counsel to the Funds, holders of shares of the New York Fund who are subject to New York State and City tax on dividends will not be subject to New York State and City personal income taxes (but may be subject to New York State and City franchise taxes on corporations and financial institutions) on New York Fund dividends to the extent that such distributions qualify as exempt-interest dividends under Section 852(b)(5) of the Internal Revenue Code and represent interest income attributable to federally tax-exempt obligations of the State of New York and its political subdivisions (as well as certain other federally tax-exempt obligations the interest on which is exempt from New York State and City personal income taxes such as, for example, certain obligations of Puerto Rico) (collectively, "New York Obligations"). To the extent that distributions on the New York Fund are derived from other income, including long or short-term capital gains, such distributions will not be exempt from State or City personal income taxes.

Except during temporary defensive periods or when acceptable investments are unavailable to the New York Fund, the Municipal Fund will maintain at least 80% of the value of the net assets of the New York Fund in debt obligations which are exempt from regular federal income tax and New York State and City personal income taxes.

The Fund will notify its shareholders within 45 days after the close of the year as to the interest derived from New York Obligations and exempt from New York State and City personal income taxes.

Ohio Taxes

In the opinion of Squire, Sanders & Dempsey L.L.P., Ohio tax counsel to the Ohio Fund, holders of the Ohio Fund who are subject to the Ohio personal income tax, the net income base of the Ohio corporation franchise tax, or municipal or school district income taxes in Ohio will not be subject to such taxes on dividend distributions with respect to shares of the Ohio Fund ("Distributions") to the extent that such Distributions are properly attributable to interest (including accrued original issue discount) on obligations issued by or on behalf of the State of Ohio, political subdivisions thereof, or agencies or instrumentalities thereof (collectively, "Ohio Obligations"), provided that the Ohio Fund qualifies as a regulated investment company for federal income tax purposes and that at all times at least 50% of the value of the total assets of the Ohio Fund consists of Ohio Obligations or similar obligations of other states or their subdivisions. It is assumed for purposes of this discussion of Ohio taxes that these requirements are satisfied. Shares of the Ohio Fund will be included in a corporation's tax base for purposes of computing the Ohio corporation franchise tax on the net worth basis.

Distributions that are properly attributable to profit made on the sale, exchange or other disposition of Ohio Obligations held by the Ohio Fund are not subject to the Ohio personal income tax, the net income base of the Ohio corporation franchise tax, or municipal or school district income taxes in Ohio.

Distributions properly attributable to interest on obligations of Puerto Rico, the Virgin Islands or Guam, the interest on which is exempt from state income taxes under the laws of the United States are exempt from the Ohio personal income tax and municipal and school district income taxes in Ohio, and, provided such interest is excluded from gross income for Federal income tax purposes, are excluded from the net income base of the Ohio Corporation franchise tax.

The Ohio Fund is not subject to the Ohio personal income tax or municipal or school district income taxes in Ohio. The Ohio Fund is not subject to corporation franchise tax or the Ohio dealers in intangibles tax, provided that, if the Ohio Fund has a sufficient nexus to the State of Ohio to be subject to Ohio taxation, then such entity shall be exempt from such taxes only if it complies with certain reporting requirements.

Except during temporary defensive periods or when acceptable investments are unavailable to the Ohio Fund, the Municipal Fund will maintain at least 80% of the value of the net assets of the Ohio Fund in debt obligations which are exempt from regular federal income tax and the Ohio personal income tax and the net income base of the Ohio corporation franchise tax.

The Ohio Fund will notify its shareholders within 60 days after the close of the year as to the status for Ohio tax purposes of distributions with respect to shares of the Ohio Fund.

Oregon Taxes


In the opinion of Schwabe, Williamson & Wyatt, P.C., Oregon tax counsel to the Oregon Fund, under present law, (A) individual shareholders of the Oregon Fund will not be subject to Oregon personal income taxes on distributions received from the Oregon Fund to the extent that such distributions (1) qualify as exempt-interest dividends under Section 852(b)(5) of the Internal Revenue Code; and (2) are derived from interest on obligations of the state of Oregon or a political subdivision or authority of the state of Oregon ("Oregon Obligations") or from interest on obligations of any authority, commission, instrumentality or territorial possession of the United States which, by the laws of the United States, are exempt from state income taxes; and (B) shares of the Oregon Fund are not subject to Oregon property tax.

Oregon tax counsel to the Oregon Fund has expressed no opinion (I) as to whether other distributions, including long-term and short-term capital gains, will be exempt from personal income taxes in Oregon; and (II) as to the taxation under the Oregon Corporate Excise Tax or the Oregon Corporate Income Tax of the dividends paid by the Oregon Fund.


South Carolina Taxes


In the opinion of Haynsworth Sinkler Boyd, P.A., South Carolina tax counsel to the South Carolina Fund, shareholders of the South Carolina Fund who are subject to South Carolina individual or corporate income taxes will not be subject to such taxes on South Carolina Fund dividends to the extent that such dividends qualify as either (1) exempt-interest dividends of a regulated investment company under Section 852(b)(5) of the Internal Revenue Code, which are derived from interest on tax-exempt obligations of the State of South Carolina or any of its political subdivisions or on obligations of the Government of Puerto Rico that are exempt from federal income tax; or
(2) dividends derived from interest on obligations of the United States and its possessions or on obligations of any authority or commission of the United States, the interest from which is exempt from state income taxes under the laws of the United States (collectively, "South Carolina Obligations"). To the extent that South Carolina Fund distributions are attributable to other sources, such as long or short-term capital gains, such distributions will not be exempt from South Carolina taxes. In addition, South Carolina Fund dividends are not exempt from South Carolina inheritance, estate, transfer, or certain franchise taxes.


Except during temporary defensive periods or when acceptable investments are unavailable to the South Carolina Fund, at least 80% of the value of the net assets of the South Carolina Fund will be maintained in debt obligations which are exempt from regular federal income tax and South Carolina income tax.


The South Carolina Fund will notify its shareholders within 60 days after the close of the year as to the interest derived from South Carolina Obligations and exempt from South Carolina income taxes.


Other State and Local Taxes

The exemption of interest on municipal securities for federal income tax purposes does not necessarily result in exemption under the income tax laws of any state or city. Except as noted above with respect to a particular state, distributions from a Fund may be taxable to investors under state and local law even though all or a part of such distributions may be derived from federally tax-exempt sources or from obligations which, if received directly, would be exempt from such income tax. In some states, shareholders of the National Fund may be afforded tax-exempt treatment on distributions to the extent they are derived from municipal securities issued by that state or its localities.

Prospective investors should be aware that an investment in a certain Fund may not be suitable for persons who are not residents of the designated state or who do not receive income subject to income taxes in that state. Shareholders should consult their own tax advisors.

                                 Underwriters

Distribution of Securities

The Series and Seligman Advisors are parties to a Distributing Agreement, dated January 1, 1993, under which Seligman Advisors acts as the exclusive agent for distribution of shares of the Funds. Seligman Advisors accepts orders for the purchase of Fund shares, which are offered continuously. As general distributor of the Funds' capital stock, Seligman Advisors allows reallowances to all dealers on sales of Class A shares and Class C shares, as set forth above under "Dealer Reallowances." Seligman Advisors retains the balance of sales charges and any CDSCs paid by investors.


Total initial sales charges paid by shareholders of Class A shares and Class C shares of the Funds for the fiscal years ended September 30, 2005, 2004 and 2003, are shown below. Also shown below are the amounts of Class A and Class C sales charges that were retained by Seligman Advisors for the same periods:

                                     2005


                         Total Sales Charges Paid  Amount of Class A
                             by Shareholders       and Class C Sales
                              on Class A and      Charges Retained by
          Fund                Class C Shares       Seligman Advisors
          ----           ------------------------ -------------------
          National               $30,321                $ 3,709
          Colorado                26,874                  3,445
          Georgia                 11,287                  1,342
          Louisiana               64,584                  8,027
          Maryland                25,768                  3,055
          Massachusetts           30,405                  3,746
          Michigan                55,297                  6,655
          Minnesota               29,434                  3,552
          Missouri                11,125                  1,396
          New York                37,744                  4,416
          Ohio                    27,281                  3,282
          Oregon                  71,056                  8,962
          South Carolina          93,810                 11,780


                                     2004

                         Total Sales Charges Paid  Amount of Class A
                             by Shareholders       and Class C Sales
                              on Class A and      Charges Retained by
          Fund                Class C Shares       Seligman Advisors
          ----           ------------------------ -------------------
          National               $ 36,453               $ 4,239
          Colorado                 33,056                 3,887
          Georgia                  26,705                 3,168
          Louisiana                56,081                 7,056
          Maryland                 26,673                 3,062
          Massachusetts            37,851                 4,059
          Michigan                 57,773                 7,242
          Minnesota                51,977                 6,554
          Missouri                 15,880                 2,022
          New York                 41,636                 4,684
          Ohio                     65,765                 8,115
          Oregon                   64,157                 7,414
          South Carolina          138,841                17,525

                                     2003

                         Total Sales Charges Paid  Amount of Class A
                             by Shareholders       and Class C Sales
                              on Class A and      Charges Retained by
          Fund                Class C Shares       Seligman Advisors
          ----           ------------------------ -------------------
          National               $ 59,448               $ 6,003
          Colorado                 50,107                 5,597
          Georgia                  27,047                 3,077
          Louisiana                94,711                12,089
          Maryland                 58,498                 7,354
          Massachusetts            81,050                 8,838
          Michigan                 77,478                 9,342
          Minnesota                95,631                11,268
          Missouri                 37,219                 4,896
          New York                106,071                10,408
          Ohio                     71,496                 8,344
          Oregon                  126,330                15,036
          South Carolina          157,877                17,092

Compensation


Seligman Advisors, which is an affiliated person of Seligman, which is an affiliated person of the Funds, received the following commissions and other compensation from the Funds during the fiscal year ended September 30, 2005:



                Net Underwriting    Compensation on
                 Discounts and      Redemptions and
                  Commissions         Repurchases
               (Class A and Class  (CDSC on Class A,
                C Sales Charges   Class C and Class D  Brokerage       Other
Fund               Retained)       Shares Retained)   Commissions Compensation(1)
----           ------------------ ------------------- ----------- ---------------
National            $ 3,709             $  125           $-0-         $1,561
Colorado              3,445                 47            -0-            103
Georgia               1,342                245            -0-          1,304
Louisiana             8,027                 52            -0-            688
Maryland              3,055              2,662            -0-            767
Massachusetts         3,746                606            -0-          2,187
Michigan              6,655                116            -0-          8,866
Minnesota             3,552                  5            -0-            591
Missouri              1,396                  2            -0-            542
New York              4,416                828            -0-          2,800
Ohio                  3,282                  2            -0-            672
Oregon                8,962                143            -0-          1,531
South Carolina       11,780                950            -0-          6,764

--------

(1) This amount reflects distribution and service fees paid by the Funds to Seligman Advisors in respect of Class C and Class D shares under each Fund's Rule 12b-1 Plan. The arrangements pursuant to which such distribution and service fees are paid are detailed above under the discussion "Rule 12b-1 Plan."


Other Payments


Seligman Advisors shall pay authorized dealers or investment advisors, from its own resources, a fee on purchases of Class A shares of $1,000,000 or more ("NAV sales"), calculated as follows: 1.00% of NAV sales up to but not including $2 million; .80% of NAV sales from $2 million up to but not including $3 million; ..50% of NAV sales from $3 million up to but not including $5 million; and .25% of NAV sales from $5 million and above. The calculation of the fee will be based on assets held by a "single person," including an individual, members of a family unit comprising husband, wife and minor children purchasing securities for their own account, or a trustee or other fiduciary purchasing for a single fiduciary account or single trust. Purchases made by a trustee or other fiduciary for a fiduciary account may not be aggregated with purchases made on behalf of any other fiduciary or individual account.


Seligman Advisors shall also pay authorized dealers or investment advisors, from its own resources, a fee on assets of certain investments in Class A shares of the Seligman mutual funds participating in an "eligible employee benefit plan" that are attributable to the particular authorized dealer or investment advisor. The shares eligible for the fee are those on which an initial sales charge was not paid because either the participating eligible employee benefit plan has at least (1) $500,000 invested in the Seligman mutual funds or (2) 50 eligible employees to whom such plan is made available. Class A shares representing only an initial purchase of Seligman Cash Management Fund are not eligible for the fee. Such shares will become eligible for the fee once they are exchanged for shares of another Seligman mutual fund. The payment is based on cumulative sales for each Plan during a single calendar year, or portion thereof. The payment schedule, for each calendar year, is as follows:
1.00% of sales up to but not including $2 million; .80% of sales from $2 million up to but not including $3 million; .50% of sales from $3 million up to but not including $5 million; and .25% of sales from $5 million and above. The fees in the two preceding paragraphs are not duplicative, e.g., the fee is paid one time to authorized dealers or investment advisors for each purchase of Class A shares of $1,000,000 or more participating in an eligible employee benefit plan.

Seligman and Seligman Advisors may make cash and non-cash payments to banks, broker-dealers, insurance companies, financial planning firms, third party administrators and other financial intermediaries (collectively, "Financial Intermediaries"), subject to Seligman's and Seligman Advisors' respective internal policies and procedures.

Seligman Advisors provides Financial Intermediaries with sales literature and advertising materials relating to the registered investment companies advised by Seligman (the "Seligman Funds"). Seligman Advisors also shares expenses with Financial Intermediaries for costs incurred in hosting seminars for employees and clients of Financial Intermediaries, subject to Seligman Advisors' internal policies and procedures governing payments for such seminars. These seminars may take place at Seligman Advisors' headquarters or other appropriate locations and may include reimbursement of travel expenses (i.e., transportation, lodging and meals) of employees of Financial Intermediaries in connection with training and education seminars. Subject to Seligman Advisors' internal policies and procedures, Seligman Advisors may provide any or all of the following to employees of Financial Intermediaries and their guest(s):
(i) an occasional meal, a sporting event or theater ticket or other comparable entertainment; (ii) gifts of less than $100 per person per year; and/or
(iii) Seligman Advisors' promotional items of nominal value (golf balls, shirts, etc.).

In addition, Financial Intermediaries may have omnibus accounts and similar arrangements with SDC and may be paid by SDC for providing sub-transfer agency and other services. Such expenses paid by SDC are included in the Annual Operating Expenses set forth in the Prospectus.

Seligman and/or Seligman Advisors have revenue sharing arrangements with certain Financial Intermediaries. Payments to these Financial Intermediaries are usually structured in any of three ways or a combination thereof: (i) as a percentage of gross sales; (ii) as a percentage of net assets attributable to the financial intermediary; or (iii) a fixed dollar amount.

The foregoing payments (which may take the form of expense reimbursements) by Seligman, Seligman Advisors and/or SDC may be made for shareholder servicing, promotion of Seligman Funds and other services provided by Seligman, such as advisory services to managed accounts, marketing support and/or access to sales meetings, sales representatives and management representatives of the Financial Intermediaries. These payments are in addition to the 12b-1 fees and sales loads borne by shareholders, as well as the finders' fees and loads paid by Seligman Advisors, as set forth in the Prospectus or otherwise described above. Such payments may result in, or be necessary for, the inclusion of the Seligman Funds on a sales list, including a preferred or select sales list, in various sales programs. Receipt by Financial Intermediaries of the foregoing payments or services could create an incentive for the Financial Intermediaries to offer a Seligman Fund in lieu of other mutual funds where such payments or services are not provided. Shareholders should consult their Financial Intermediaries for further information.

                        Calculation of Performance Data

The Funds may quote performance data in various ways. All performance information supplied by the Funds in advertising is historical and past performance is not indicative of future investment results. The rate of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost.

Performance Calculations

Performance quoted in advertising reflects any change in price per share, assumes the reinvestment of dividends and capital gain distributions and may or may not include the effect of a Class's initial maximum sales charge and/or CDSC, as applicable. Such performance may be quoted as a percentage or as a dollar amount, may be calculated over any time period and may be presented in a table, graph or similar illustration. Excluding applicable sales charges from a performance calculation produces a higher performance figure than if such sales charges were included in the calculation.

Average annual total returns are calculated by determining the growth or decline in the value of a hypothetical investment in the Funds over a stated period, and then calculating the annual rate required for this hypothetical investment to grow to the amount that would have been received upon a redemption at the end of such period (i.e., the average annual compound rate of return). Cumulative total returns reflect the simple change in the value of a hypothetical investment in the Funds over a stated period.

Historical Investment Results

Class A


The annualized yields for the 30-day period ended September 30, 2005 for each Fund's Class A shares were as follows: National - 2.96%, Colorado - 2.91%, Georgia - 3.01%, Louisiana - 3.05%, Maryland - 2.97%, Massachusetts - 2.58%, Michigan - 2.55%, Minnesota - 2.56%, Missouri - 2.67%, New York -2.89%, Ohio - 2.65%, Oregon - 2.87%, and South Carolina - 2.90%. The annualized yield was computed by dividing a Fund's net investment income per share earned during this 30-day period by the maximum offering price per share (i.e., the net asset value plus the maximum sales load of 4.75% of the gross amount invested) on September 30, 2005, which was the last day of this period. The average number of Class A shares per Fund were: National -8,662,960, Colorado - 4,601,798, Georgia - 3,952,981, Louisiana - 4,736,532, Maryland - 4,922,608, Massachusetts
- 8,522,588, Michigan - 11,892,743, Minnesota - 11,013,698, Missouri -
4,013,460, New York - 8,427,955, Ohio - 13,448,612, Oregon - 6,784,179 and
South Carolina - 9,216,210, which was the average daily number of shares outstanding during the 30-day period that were eligible to receive dividends. Income was computed by totaling the interest earned on all debt obligations during the 30-day period and subtracting from that amount the total of all recurring expenses incurred during the period. The 30-day yield was then annualized on a bond-equivalent basis assuming semi-annual reinvestment and compounding of net investment income.

The tax equivalent annualized yields for the 30-day period ended September 30, 2005 for each Fund's Class A shares were as follows: National - 4.55%, Colorado
- 4.69%, Georgia - 4.92%, Louisiana - 4.98%, Maryland - 4.79%, Massachusetts - 4.50%, Michigan - 4.08%, Minnesota - 4.27%, Missouri - 4.36%, New York - 4.81%,
Ohio - 4.38%, Oregon - 4.83% and South Carolina - 4.79%. The tax equivalent annualized yield was computed by first computing the annualized yield as discussed above. Then the portion of the yield attributable to securities the income of which was exempt for federal and state income tax purposes was determined. This portion of the yield was then divided by one minus the following percentages: National - 35.00%, Colorado - 38.01%, Georgia - 38.90%, Louisiana - 38.90%, Maryland - 38.09%, Massachusetts - 42.80%, Michigan - 37.54%, Minnesota - 40.10%, Missouri - 38.90%, New York - 40.01%, Ohio -
39.67%, Oregon - 40.85% and South Carolina - 39.55%, (which percentages assume the maximum combined federal and state income tax rate for individual taxpayers that are subject to such state's personal income taxes). Then the small portion of the yield (for all the Funds except the National Fund) attributable to securities the income of which was exempt only for federal income tax purposes was determined. This portion of the yield was then divided by one minus 35.0% (35.0% being the assumed maximum federal income tax rate for individual taxpayers). These two calculations were then added to the portion of the Class A shares' yield, if any, that was attributable to securities the income of which was not tax-exempt.

The average annual total returns for the one-, five- and ten-year periods ended September 30, 2005 for each Fund's Class A shares were as follows: National - (1.76)%, 4.08% and 4.70%, Colorado - (0.99)%, 5.10% and 4.72%, Georgia -
(1.70)%, 3.94% and 4.62%, Louisiana - (2.34)%, 4.35% and 4.71%, Maryland -
(1.20)%, 4.17% and 4.59%, Massachusetts - (1.96)%, 5.09% and 4.98%, Michigan -
(2.34)%, 4.46% and 4.86%, Minnesota - (1.98)%, 4.24% and 4.27%, Missouri -
(1.48)%, 4.70% and 4.81%, New York - (0.95)%, 4.86% and 5.26%, Ohio - (1.76)%,
4.40% and 4.65%, Oregon - (1.34)%, 4.60% and 4.84% and South Carolina -
(0.74)%, 4.94% and 5.04%. These returns were computed by assuming a hypothetical initial payment of $1,000 in Class A shares of each Fund, subtracting the maximum sales charge of 4.75% of the public offering price and assuming that all of the dividends and capital gain distributions paid by each Fund's Class A shares, if any, were reinvested over the relevant time periods. It was then assumed that at the end of the one-, five-, and ten-year periods of each Fund, the entire amounts were redeemed.

The cumulative total returns for Class A shares of the Funds for the ten-year period ended September 30, 2005 were as follows: National - 58.27%, Colorado - 58.66%, Georgia - 57.06%, Louisiana - 58.49%, Maryland - 56.60%, Massachusetts
- 62.55%, Michigan - 60.68%, Minnesota - 51.93%, Missouri - 59.93%, New York -
66.93%, Ohio - 57.60%, Oregon - 60.35% and South Carolina - 63.45%. Thus, a $1,000 investment in Class A shares made on September 30, 1995 had a value on September 30, 2005 of: National $1,583, Colorado $1,587, Georgia $1,571, Louisiana $1,585, Maryland $1,566, Massachusetts $1,625, Michigan $1,607, Minnesota $1,519, Missouri $1,599, New York $1,669, Ohio $1,576, Oregon $1,604,
and South Carolina $1,634.


Class C


The annualized yields for the 30-day period ended September 30, 2005 for each Fund's Class C shares were as follows: National - 2.18%, Colorado - 2.13%, Georgia - 2.24%, Louisiana - 2.28%, Maryland - 2.20%, Massachusetts - 1.80%, Michigan - 1.76%, Minnesota - 1.78%, Missouri - 1.87%, New York - 2.11%, Ohio -

1.87%, Oregon -2.09% and South Carolina - 2.12%. The annualized yield was computed as discussed above for Class A shares. The average number of Class C shares per Fund was: National - 379,407, Colorado - 13,700, Georgia - 75,392, Louisiana - 92,925, Maryland -51,048, Massachusetts -316,037, Michigan - 109,429, Minnesota - 36,949, Missouri -19,860, New York - 625,034, Ohio -
114,274, Oregon -173,353 and South Carolina - 605,343, which was the average daily number of shares outstanding during the 30-day period that were eligible to receive dividends. Income was computed as discussed above for Class A shares.

The tax equivalent annualized yields for the 30-day period ended September 30, 2005 for each Fund's Class C shares were as follows: National - 3.35%, Colorado
- 3.43%, Georgia - 3.66%, Louisiana - 3.73%, Maryland - 3.55%, Massachusetts - 3.14%, Michigan - 2.82%, Minnesota - 2.97%, Missouri - 3.06%, New York -3.51%,
Ohio - 3.09%, Oregon -3.52% and South Carolina -3.50%. The tax equivalent annualized yield was computed as discussed above for Class A shares.

The average annual total returns for the one- and five-year periods ended September 30, 2005 and for the period from May 27, 1999 (inception) to September 30, 2005 for each Fund's Class C shares were as follows: National - 0.26%, 3.94% and 3.13%, Colorado - 0.95%, 4.95% and 3.86%, Georgia - 0.25%,
3.79% and 3.18%, Louisiana - (0.33) %, 4.22% and 3.52%, Maryland - 0.67%, 4.04%
and 3.42%, Massachusetts - 0.03%, 4.93% and 3.85%, Michigan - (0.39)%, 4.33%
and 3.71%, Minnesota - (0.06) %, 4.13% and 3.37%, Missouri - 0.45%, 4.59% and
3.78%, New York - 0.93%, 4.72% and 3.90%, Ohio - 0.18%, 4.24% and 3.53%, Oregon
- 0.59%, 4.43% and 3.68% and South Carolina - 1.31%, 4.82% and 3.95%. These
returns were computed by assuming a hypothetical initial payment of $1,000 in Class C shares of each Fund, subtracting the maximum sales charge of 1.00% of the public offering price and assuming that all of the dividends and capital gain distributions paid by each Fund's Class C shares, if any, were reinvested over the relevant time periods. It was then assumed that at the end of the one- and five-year periods and the period since inception of each Fund, the entire amounts were redeemed, subtracting the 1% CDSC, if applicable.

The cumulative total returns for Class C shares of the Funds for the period from May 27, 1999 (inception) through September 30, 2005 were as follows:
National - 21.64%, Colorado - 27.16%, Georgia - 21.99%, Louisiana - 24.58%, Maryland - 23.78%, Massachusetts - 27.11%, Michigan - 26.05%, Minnesota - 23.45%, Missouri - 26.56%, New York - 27.47%, Ohio - 24.65%, Oregon - 25.82%
and South Carolina - 27.92%. Thus, a $1,000 investment in Class C shares made on May 27, 1999 had a value on September 30, 2005 of: National $1,216, Colorado $1,272, Georgia $1,220, Louisiana $1,246, Maryland $1,238, Massachusetts $1,271, Michigan $1,261, Minnesota $1,234, Missouri $1,266, New York $1,275,
Ohio $1,247, Oregon $1,258, and South Carolina $1,279.

Class D

The annualized yields for the 30-day period ended September 30, 2005 for each Fund's Class D shares were as follows: National - 2.21%, Colorado - 2.16%, Georgia - 2.26%, Louisiana - 2.30%, Maryland - 2.21%, Massachusetts - 1.81%, Michigan - 1.78%, Minnesota - 1.80%, Missouri - 1.90%, New York - 2.13%, Ohio - 1.88%, Oregon - 2.12% and South Carolina - 2.14%. The annualized yield was computed as discussed above for Class A shares. The average number of Class D shares were: National - 204,298, Colorado - 19,256, Georgia - 149,695,
Louisiana - 71,891, Maryland - 243,106, Massachusetts - 74,421, Michigan - 250,158, Minnesota - 102,651, Missouri - 46,039, New York -294,866, Ohio -
96,560, Oregon - 188,390 and South Carolina - 307,995, which was the average daily number of shares outstanding during the 30-day period that were eligible to receive dividends. Income was computed as discussed above for Class A shares.

The tax equivalent annualized yields for the 30-day period ended September 30, 2005 for each Fund's Class D shares were as follows: National - 3.40%, Colorado
- 3.48%, Georgia - 3.69%, Louisiana - 3.76%, Maryland - 3.56%, Massachusetts - 3.15%, Michigan - 2.85%, Minnesota - 3.00%, Missouri - 3.10%, New York - 3.54%,
Ohio - 3.11%, Oregon - 3.57% and South Carolina - 3.54%. The tax equivalent annualized yield was computed as discussed above for Class A shares.

The average annual total returns for the one-, five- and ten-year periods ended September 30, 2005 for each Fund's Class D shares were as follows: National - 1.27%, 4.15% and 4.28%, Colorado - 2.00%, 5.16% and 4.29%, Georgia - 1.27%,
4.01% and 4.20%, Louisiana - 0.63%, 4.43% and 4.28%, Maryland - 1.67%, 4.25%
and 4.16%, Massachusetts - 0.99%, 5.16% and 4.55%, Michigan - 0.66%, 4.53% and
4.42%, Minnesota - 0.96%, 4.33% and 3.84%, Missouri - 1.47%, 4.78% and 4.37%,
New York - 1.91%, 4.93% and 4.81%, Ohio - 1.16%, 4.45% and 4.22%, Oregon -
1.61%, 4.65% and 4.40% and South Carolina - 2.30%, 5.04% and 4.61%. These
returns were computed by assuming a hypothetical initial payment of $1,000 in Class D shares of each Fund and assuming that all of the dividends and capital gain distributions paid by each Fund's Class D shares, if any, were reinvested over the relevant time periods. It was then assumed that at the end of the one-, five- and ten-year periods, the entire amounts were redeemed, subtracting the 1% CDSC, if applicable.

The cumulative total returns for Class D shares of the Funds for the ten-year period ended September 30, 2005 were as follows: National - 52.07%, Colorado - 52.24%, Georgia - 50.86%, Louisiana - 52.11%, Maryland - 50.29%, Massachusetts
- 56.00%, Michigan - 54.13%, Minnesota - 45.77%, Missouri - 53.42%, New York -
60.04%, Ohio - 51.21%, Oregon - 53.86% and South Carolina - 56.87%. Thus, a $1,000 investment in Class D shares made on September 30, 1995 had a value on September 30, 2005 of: National $1,521, Colorado $1,522, Georgia $1,509, Louisiana $1,521, Maryland $1,503, Massachusetts $1,560, Michigan $1,541, Minnesota $1,458, Missouri $1,534, New York $1,600, Ohio $1,512, Oregon $1,539,
and South Carolina $1,569.


The cumulative total returns for each Class of shares of the Funds shown above is calculated by assuming a hypothetical initial investment of $1,000 at the beginning of the period specified; subtracting the maximum sales charge for Class A and Class C shares; determining total value of all dividends and distributions that would have been paid during the period on such shares assuming that each dividend or distribution was reinvested in additional shares at net asset value; calculating the total value of the investment at the end of the period; subtracting the CDSC on Class C and Class D shares, if applicable; and finally, by dividing the difference between the amount of the hypothetical initial investment at the beginning of the period and its total value at the end of the period by the amount of the hypothetical initial investment.

                             Financial Statements


The Annual Report to Shareholders for the fiscal year ended September 30, 2005, contains portfolios of the investments of the Funds as of September 30, 2005, as well as certain other financial information as of this date. The financial statements and notes included in the Annual Report, and the Report of Independent Registered Public Accounting Firm thereon, are incorporated herein by reference. The Annual Report, which includes the Report of Independent Registered Public Accounting Firm, will be furnished, without charge, to investors who request copies of this SAI.


                              General Information

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted by the provisions of the 1940 Act or applicable state law, or otherwise, to be submitted to the holders of the outstanding voting securities of an investment company such as the Series shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each class or series affected by such matter. Rule 18f-2 further provides that a class or series shall be deemed to be affected by a matter unless it is clear that the interests of each class or Series in the matter are substantially identical or that the matter does not affect any interest of such class or Series. However, the Rule exempts the selection of independent public accountants, the approval of principal distributing contracts and the election of directors from the separate voting requirements of the Rule.


Custodian. State Street Bank and Trust Company, 801 Pennsylvania Avenue, Kansas City, Missouri 64105, serves as custodian for the Funds. It also maintains, under the general supervision of Seligman, the accounting records and determines the net asset value for the Funds.

Independent Registered Public Accounting Firm. Deloitte & Touche LLP, Independent Registered Public Accounting Firm, has been selected as auditors of the Funds. Their address is Two World Financial Center, New York, New York 10281.

                                  APPENDIX A

MOODY'S INVESTORS SERVICE ("MOODY'S")
MUNICIPAL BONDS


US Municipal and Tax-Exempt Ratings

Municipal Ratings are opinions of the investment quality of issuers and issues in the US municipal and tax-exempt markets. As such, these ratings incorporate Moody's assessment of the default probability and loss severity of these issuers and issues. The default and loss content for Moody's municipal long-term rating scale differs from Moody's general long-term rating scale.

Municipal Ratings are based upon the analysis of four primary factors relating to municipal finance: economy, debt, finances, and administration/management strategies. Each of the factors is evaluated individually and for its effect on the other factors in the context of the municipality's ability to repay its debt.

Municipal Long-Term Rating Definitions

Aaa: Issuers or issues rated "Aaa" demonstrate the strongest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Aa: Issuers or issues rated "Aa" demonstrate very strong creditworthiness relative to other US municipal or tax-exempt issuers or issues.

A: Issuers or issues rated "A" present above-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Baa: Issuers or issues rated "Baa" represent average creditworthiness relative to other US municipal or tax- exempt issuers or issues.

Ba: Issuers or issues rated "Ba" demonstrate below-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

B: Issuers or issues rated "B" demonstrate weak creditworthiness relative to other US municipal or tax- exempt issuers or issues.

Caa: Issuers or issues rated "Caa" demonstrate very weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Ca: Issuers or issues rated "Ca" demonstrate extremely weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

C: Issuers or issues rated "C" demonstrate the weakest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Note: Moody's appends numerical modifiers "1", "2", and "3" to each generic rating category from "Aa" through "Caa". The modifier "1" indicates that the issuer or obligation ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates a ranking in the lower end of that generic rating category.

US Municipal Short-Term Debt And Demand Obligation Ratings

Short-Term Debt Ratings

There are three rating categories for short-term municipal obligations that are considered investment-grade. These ratings are designated as Municipal Investment Grade ("MIG") and are divided into three levels - "MIG 1" through "MIG 3". In addition, those short-term obligations that are of speculative quality are designated "SG", or speculative-grade. MIG ratings expire at the maturity of the obligation.

MIG 1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2: This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3: This designation denotes acceptable credit quality. Liquidity and cash flow protection may be narrow, and market access for refinancing is likely to be less well established.

SG: This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Ratings

In the case of variable rate demand obligations ("VRDOs"), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the ability to receive purchase price upon demand ("demand feature"), using a variation of the "MIG" rating scale, the Variable Municipal Investment Grade or "VMIG" rating. When either the long- or short-term aspect of a "VRDO" is not rated, that piece is designated NR, e.g., "Aaa/NR" or "NR/VMIG 1". VMIG rating expirations are a function of each issue's specific structural or credit features.

VMIG 1: This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2: This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3: This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG: This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Short-Term Ratings

Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted. Moody's employs the following designations to indicate the relative repayment ability of rated issuers:

P-1: Issuers (or supporting institutions) rated "Prime-1" have a superior ability to repay short-term debt obligations.

P-2: Issuers (or supporting institutions) rated "Prime-2" have a strong ability to repay short-term debt obligations.

P-3: Issuers (or supporting institutions) rated "Prime-3" have an acceptable ability to repay short-term obligations.

NP: Issuers (or supporting institutions) rated "Not Prime" do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

STANDARD & POOR'S RATINGS SERVICES ("S&P")
MUNICIPAL BONDS


Long-Term Issue Credit Ratings

Issue credit ratings are based in varying degrees, on the following considerations:

..   Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;
..   Nature of and provisions of the obligation; and
..   Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.

AAA: An obligation rated "AAA" has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated "AA" differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circum-stances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C: Obligations rated "BB", "B", "CCC", "CC", and "C" are regarded as having significant speculative characteristics. "B" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated "BB" is less vulnerable to non-payment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated "B" is more vulnerable to non-payment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated "CCC" is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated "CC" is currently highly vulnerable to nonpayment.

C: The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D: An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-)

The ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

N.R.: An issue designated "N.R." is not rated.

Commercial Paper

A: S&P's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from "A" for the highest-quality obligations to "D" for the lowest. These categories are as follows:

A-1: This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1".

A-3: Issues carrying this designation have an adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B: Issues rated "B" are regarded as having only speculative capacity for timely payment.

C: This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D: Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period.

Variable-Rate Demand Bonds

S&P assigns "dual" ratings to all debt issues that have a put option or demand feature as part of their structure.

The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (for example, "AAA/A-1+"). With short-term demand debt, note-rating symbols are used with the commercial paper rating symbols (for example, "SP-1+/A-1+").

                                  APPENDIX B

                       RISK FACTORS AFFECTING THE FUNDS

The following information is a summary of special factors affecting the Funds. Such information is derived from public official documents relating to securities offerings of each state issuer which are generally available to investors. The Funds have no reason to believe that any of the statements in such public official documents are untrue but has not independently verified such statements. The following information constitutes only a brief summary of the information in such public official documents and does not purport to be a complete description of all considerations regarding investments in the Funds' state municipal securities.

Risk Factors Affecting the Colorado Fund

Because of limitations contained in the state constitution, the State of Colorado issues no general obligation bonds secured by the full faith and credit of the state. Several state agencies and other instrumentalities of the state are authorized by statute to issue bonds secured by revenues from specific projects and activities. Additionally, the state is authorized to issue short-term revenue anticipation notes.


The state constitution does allow local governments and other political subdivisions of the state to issue general obligation debt, subject to certain requirements in the constitution as well as debt limits imposed by statute. As of November 2005, Colorado had in excess of 2,500 units of local government, including counties, statutory cities and towns, home-rule cities and counties, charter cities, school districts and a variety of water, irrigation and other special purpose districts, all with varied constitutional and statutory authority to incur indebtedness and levy taxes.

The major sources of revenue for repayment of public indebtedness are the ad valorem property tax and sales tax. The ad valorem property tax is presently imposed and collected solely at the local level, although the state also has authority to do so. Total revenue from property taxes in Colorado in 2004 was $4.84 billion, an increase from $4.60 billion in 2003. The total assessed value (which is less than actual value) of all taxable property, real and personal, in the state in 2004 was $64.63 billion, an increase of 4.3% over 2003. In an intervening, or non-reappraisal year, such as 2004, the increase in assessed value is generally attributed to new construction of taxable property in the state. Residential assessed values did in fact increase by 3.2%, and commercial values increased by 1.9%, in 2004, predominately as a result of new construction. Some other classes, however, such as vacant land, industrial, and state assessed land all decreased in 2004. But these losses were offset by large increases in the overall valuation of oil and gas properties in the state. The total assessed value of oil and gas properties increased by 77.6% in 2004, and grew to 6.0% of the taxable value base in the state, from 3.5% in 2003. Without such large increases in the oil and gas class of properties, the total assessed value in the state would have increased by only 1.61% in 2004. The largest share of property tax revenue (52.7%) goes to support the state's public schools. The state and many local governments assess a sales tax on sales of most tangible personal property in their jurisdictions. The assessment rates for sales tax in these jurisdictions vary significantly.

Of the states that have revenue and spending limits in place, many have considered Colorado's the most restrictive limits in the country. Among those limitations is the Taxpayer's Bill of Rights ("TABOR"), adopted by Colorado voters in 1992, which imposes strict limitations on government revenue, debt, and spending. TABOR requires voter approval in advance for nearly all new taxes, tax rate increases, mill levies above that for the prior year, valuation for assessment ratio increases, extensions of expiring taxes, and tax policy changes directly causing a net tax revenue gain. TABOR provides that, without voter approval, state revenues may grow only to account for inflation and increases in population and local government revenues may grow only to account for inflation and annual local growth. All excess revenue must be returned to the taxpayers. TABOR also requires voter approval prior to the creation of any multiple-fiscal year debt or financial obligations without present cash reserves pledged irrevocably and held for payments in all future fiscal years. Its provisions generally apply to the state and any local government but not to "enterprises." An enterprise is a government-owned business authorized to issue its own revenue bonds and receiving under 10% of its annual revenue in grants from all Colorado state and local governments combined.

In November 2005, however, Colorado voters passed Referendum C (implementing House Bill 05-1194), which allows the state to retain all revenue from Fiscal Years 2005-06 through 2009-10, without having to refund any TABOR surplus to the taxpayers. The effects of Referendum C on the state's budget will be significant. Economists' estimates of the total additional revenues which would have been refunded to the taxpayers by the TABOR mechanism, but which will now be retained by the state, range from $3.0 to $4.0 billion over the next five years. State revenues exceeded the TABOR limit for the first time in fiscal year 1996-97 and continued to exceed the TABOR limit every year through fiscal year 2000-01, when the revenue limit was $7.95 billion and excess revenue totaled $927.2 million. The state government was required to refund approximately $3.25 billion to the Colorado taxpayers for those years. However, due to a downturn in the Colorado economy and reductions in state taxes, there was no state TABOR surplus revenue again until fiscal year 2004-05, when excess revenue totaled $43.0 million. In fiscal year 2005-06, the amount of excess revenue which would be refunded to the taxpayers in the absence of Referendum C is estimated to range from $393.8 million to $533.1 million.

Part of the reason for the state's renewed TABOR surpluses is a phenomenon referred to as the "ratcheting down" of the TABOR revenue limit. When actual revenue drops below the allowable TABOR revenue limit, as in the 2001-02 and 2002-03 fiscal years, the new TABOR revenue limit is the lower actual revenue figure. The allowable increase in the revenue limit for inflation and population growth for the subsequent year is then applied to the lower revenue figure. As a result of the ratcheting down effect, the state's revenue limit was reduced by almost $1 billion over the last few years because of the low revenue collections. The ratchet-down effect made it difficult to resume government services that were reduced or eliminated when TABOR revenues fell. But Referendum C will effectively end the ratcheting down effect of TABOR. Under the new system implemented by Referendum C, the base TABOR revenue limit which will go into effect in fiscal year 2010-11 will be the highest total state revenue amount which occurs during the period from fiscal years 2005-06 through 2009-10, with subsequent adjustments each fiscal year for inflation and population growth. Thus, the state revenue cap beginning in fiscal year 2010-11 will no longer be based upon the prior year's actual revenues, but instead will be based upon the prior year's actual revenue cap, even if the actual revenues were below that cap. While Colorado will still have a revenue cap after fiscal year 2009-10, the state is likely to avoid the severe budget shortfalls it has experienced in recent years.


Several other constitutional amendments affect government spending and taxing in Colorado. Amendment 23, enacted in 2000, requires minimum increases in funding for elementary and secondary education, diverts a portion of income tax revenues to a special fund, and establishes minimum levels of appropriation increases for the school finance act. The Gallagher Amendment, enacted in the early 1980s, holds down increases in the property tax base for local governments, including school districts by limiting the taxable value of residential property. The balanced-budget requirement of Article X, Section 16 of the Colorado Constitution requires that state appropriations for a fiscal year may not exceed expected state tax revenues for such fiscal year. Finally, Colorado statutory law also limits, subject to several exceptions including payment of interest and principal on bonds, the amount of revenue that may be generated from real property taxes for many types of local governments to 5.5% above the revenue generated for the prior year.


Many observers blamed the state budgetary problems that occurred as a result of the last economic downturn on the complex interactions between all of these constitutional and statutory provisions. The shortfalls that occurred over the last several years were at least partly due to the state's inability to raise taxes without approval of the voters or to retain the excess revenues experienced in past fiscal years to cover future years' revenue shortfalls, both resulting from TABOR. In addition, because of the requirements of Amendment 23, Colorado must provide increased public school funding even though the TABOR surpluses from which the funding was supposed to come did not exist. Such funding, therefore, came from the state's general fund, exacerbating an already difficult budget situation in the state.

But while Referendum C is predicted to greatly improve this situation, excess revenue funds that would be refunded to the taxpayers in the absence of Referendum C are specifically allocated to the following four areas: education; healthcare; transportation projects; and retirement plans for firefighters and police officers. While Referendum C specifically limits excess revenue spending to these four areas, it did not specify in what proportion those funds were to be distributed, and politically charged battles are already taking shape over which of these perceived budget shortfall areas should reap the financial benefits of Referendum C. Finally, it is important to note that while the Colorado legislature now has the power to retain substantially more revenue over the next five years, Referendum C does not alter the TABOR restrictions on what revenue the state may collect in the first place, and Colorado will continue to be limited to a greater extent than most other states in how and when it can levy additional taxes and create additional sources of revenue. Additionally, some local governments in Colorado, especially those that rely heavily on sales tax revenues continue to experience revenue shortfalls. Many units of local government had already received voter exemptions from TABOR.

The factors and forecasts outlined below are generally indicative of the current economic condition of Colorado. They were compiled from the following economic reports prepared by government and private sector economists and other reports as noted: Office of State Planning and Budgeting, Colorado Economic Perspective, December 20, 2005 ("Colorado Economic Perspective"); Colorado Legislative Council Staff Forecasts, 2005-2011, December 2005 ("Staff Forecasts"); Dr. Tucker Hart Adams, US Bank 2006 Economic Forecast ("US Bank"); Colorado Business Economic Outlook Forum 2006 ("Colorado Outlook"). There can be no assurance that these forecasts will be accurate or that additional factors or economic difficulties will not adversely affect the market value of obligations of the Colorado Fund or the ability of the respective obligors to repay such obligations.


According to the US Census Bureau, the Colorado population was just over
4.3 million in 2000, representing 30.6% growth from 1990. The rate of population growth has slowed down in the past few years as net migration into the state has tapered off, although the growth rate increased slightly in 2004 and is forecast to continue making slight increases. Colorado economists estimate that the state's population grew approximately 1.4% in 2005 and forecast that Colorado's 2006 population growth will be about the same at 1.5%.

Following two straight years of declining employment figures, Colorado will posted employment gains of 1.3% in non-agricultural jobs in 2004. Sometime in early 2006, employment is finally forecast to return to the peak level of employment in Colorado, which was achieved in December 2000. The economic forecasts estimates call for increased gains in non-agricultural jobs of 2.1% to 2.3% in 2005. The economists forecast that non-agricultural job growth will continue at a similar rate in 2006, with estimates of growth between 2.1% and 2.5%. The Colorado unemployment had reached approximately 6.2% by 2003, but headed back down to approximately 5.5% in 2004. Economists expect the unemployment rate to continue falling in 2005 to 5.1%, and then to decline even further, with forecasts of the 2006 unemployment rate ranging from 4.8% to 5.0%.

The rate of growth in total personal income in Colorado declined for the first time in the state in almost 50 years in 2002, but has rebounded in the last several years and economist expect it rebound even further in the next coming few years, some significantly. Estimates for 2005 Colorado personal income growth range from 6.3% to 6.5% and forecasts for the growth of personal income in 2006 range from 5.9% to 6.8%. After an increase in retail sales in Colorado in 2004 of approximately 6.0%, most economists expect retail sales to make similar gains in 2005, with estimates ranging from 5.6% to 5.9%. Projections by Colorado economists are for continued retail sales growth in 2006, with forecasts ranging from 5.8% to 6.0%.

At the beginning of the decade, the Colorado construction industry experienced a downturn from its frenetic pace of the 1990s. But after three years of declines, the residential housing construction sector rebounded strongly during 2004 with the number of residential housing permits issued increasing by 17.5%. However, 2005 saw no increase in the number of permits issued, and most economists forecast the sector to either be flat or decline in 2006, with estimates of issuance of housing permits in 2006 ranging from flat to a decline of 8.1%, although the Colorado Outlook's economists are more optimistic, predicting the number of residential housing permits will increase by 3.0% in 2006. Continuing increases in interest rates are expected to constrain single-family building in the coming year. Also, consumer debt issues and the growing issue of long-term water availability may become a factor in this sector as well. In the non-residential construction sector, the change in the value of contracts varies widely from year to year. Economists estimate that the non-residential construction sector followed 2004's strong rebound with growth of anywhere from 11.5% to 17% in 2005. For 2006, however, estimates are for a decline in the value of non-residential construction contracts in the range of 0.6% to 9.8% The recent passage of a $4.7 billion light rail expansion should provide a boost to this sector when construction begins in a couple of years, and offset some of the decline that will occur as a result of the completion of a recent spate of construction related to hospitals and medical facilities. Another growth area in coming years in the non-residential construction is likely to be resort development, as several resorts are gearing up for significant re-development and expansion.

Colorado has experienced a dramatic upswing in its natural resources industries in the last few years. The value of oil, gas, and carbon dioxide produced in the state increased by approximately 30% in 2004, and increased by another 12% in 2005. Economists estimate that the state will see a similar increase of approximately 12% again in 2006. At the same time, employment in the Natural Resources and Mining sectors of the state increased by 10.6% in 2004, and was estimated to increase at an even higher rate of 15.1% in 2005. While this growth rate is predicted to slow somewhat in 2006, economists still forecast that employment in the Natural Resources and Mining sectors will increase by 10.1%. This growth is spilling over into other industries, such as commercial real estate, where energy companies have helped fuel stronger demand in the Denver office market. Colorado has experienced severe economic shock in these industries in the past when prices in the energy sector collapsed, most notably in the early 1980's. Thus, while growth in Colorado's energy sector is forecast to remain strong in the near term, even modest decreases in energy prices can create a negative ripple effect in the Colorado economy.

Colorado's recent recession was deeper than the nation's because it had a higher than average concentration of businesses in the advanced technology, telecommunications, airline travel and tourism sectors, all of which were the sectors hardest hit during the most recent recession. Therefore, according to Economy.com, Colorado was one of the last two states to emerge from the recent recession and that did not occur until spring of 2004. The Colorado economy appears to have turned the corner, and is predicted to outpace the nation in 2006 in growth and personal income growth, while at the same time experiencing a lower inflation rate than the national average. A number of factors, however, could still have a significant impact on the state's recovery. While the effects of the 2002 drought in Colorado have diminished in most parts of the state, the need to address water storage issues is becoming even more critical as the state moves into a period of stronger growth. And while the passage of Referendum C may alleviate some of the state's budgetary problems in the near term, how the legislature manages the higher revenues may have an affect on the state's economic growth. Another concern is the volatility of prices in the energy sector, which creates the potential to reverse many of the strong economic gains Colorado has experience in the last few years in the natural resources sector. There is some potential for volatility in the housing market, as in 2004 and 2005 Colorado had one of the highest per capita rates of unconventional mortgage products in the country. Economists estimate that over one-half of all new mortgages in 2005 in Colorado were either interest-only or negative amortization loans. This increases the risk that some owners will not be able to make their mortgage payments in the future. Finally, events and conditions negatively impacting the national economy such as terrorist attacks, possible declines in housing prices, household debt burdens, continued declines in the value of the dollar and high energy prices would likely have a similarly negative effect on the Colorado economy.


Risk Factors Affecting the Georgia Fund

Since 1973 the long-term debt obligations of the State of Georgia have been issued in the form of general obligation debt. Prior to 1973 all of the State's long-term obligations were issued by 10 separate State authorities and secured by lease rental agreements between the authorities and various State departments and agencies. Currently, Moody's rates Georgia general obligation bonds Aaa; S&P rates such bonds AAA and Fitch rates such bonds AAA. There can be no assurance that the economic and political conditions on which these ratings are based will continue or that particular obligation issues may not be adversely affected by changes in economic, political or other conditions that do not affect the above ratings.


In addition to general obligation debt, the Georgia Constitution permits the issuance by the State of certain guaranteed revenue debt. The State may incur guaranteed revenue debt by guaranteeing the payment of certain revenue obligations issued by an instrumentality of the State. The Georgia Constitution prohibits the incurring of any general obligation debt or guaranteed revenue debt if the highest aggregate annual debt service requirement for the then current year or any subsequent fiscal year for outstanding general obligation debt and guaranteed revenue debt, including the proposed debt, and the highest aggregate annual payments for the then current year or any subsequent fiscal year of the State under all contracts then in force to which the provisions of the second paragraph of Article IX, Section VI, Paragraph I(a) of the Georgia Constitution of 1976 (supplanted by the Constitution of 1983) are applicable, exceed 10% of the total revenue receipts, less refunds, of the State treasury in the fiscal year immediately preceding the year in which any such debt is to be incurred. As of December 2005, the State's highest total annual commitment in any current or subsequent fiscal year equaled 5.50% of estimated fiscal year 2006 receipts.


The Georgia Constitution also permits the State to incur public debt to supply a temporary deficit in the state treasury in any fiscal year created by a delay in collecting the taxes of that year. Such debt must not exceed, in the aggregate, 5% of the total revenue receipts, less refunds, of the state treasury in the fiscal year immediately preceding the year in which such debt is incurred. The debt incurred must be repaid on or before the last day of the fiscal year in which it is to be incurred out of the taxes levied for that fiscal year. No such debt may be incurred in any fiscal year if there is then outstanding unpaid debt from any previous fiscal year which was incurred to supply a temporary deficit in the state treasury. No such short-term debt has been incurred under this provision since the inception of the constitutional authority referred to in this paragraph.

The obligations held from time-to-time in the Georgia Fund will, under present law, have a very high likelihood of having been validated and confirmed in a judicial proceeding prior to issuance. The legal effect of a validation in Georgia is to render incontestable the validity of the pertinent obligations and the security therefore. Certain obligations of certain governmental entities in the State are not required to be validated and confirmed; however, the percentage of such non-validated obligations would be very low in relation to all outstanding municipal obligations issued within the State.


The State operates on a fiscal year beginning July 1 and ending June 30. For example, "fiscal year 2006" refers to the year ended June 30, 2006.

Based on data issued by the State of Georgia for the fiscal year 2004, income tax receipts and sales tax receipts of the State for fiscal year 2005 comprised approximately 52.8% and 35.8%, respectively, of the State tax receipts. Further, such data shows that total State Treasury Receipts for fiscal 2005 increased by approximately 5.0% compared to such State Treasury Receipts in fiscal 2005. As of July 2005, the State estimates Net Revenues for 2005 at $28,768,487,791, an estimated increase of approximately 5.0% from 2004 revenue receipts.

The average unemployment rate of the civilian labor force in the State for 2005 was 5.20% according to preliminary data provided by the Georgia Department of Labor. The Metropolitan Atlanta area, which is the largest employment center in the area comprised of Georgia and its five bordering states and which accounts for approximately 50% of the State's population, has an average unemployment rate of 5.4% for calendar year 2005. In descending order, trade, transportation and public utilities, government, professional and business services, manufacturing, and education and health services comprise the largest sources of employment within the State.


Many factors affect and could have an adverse impact on the financial condition of the State and other issuers of long-term debt obligations which may be held in the Georgia Fund, including national, social, environmental, economic and political policies and conditions, many of which are not within the control of the State or such issuers. It is not possible to predict whether or to what extent those factors may affect the State and other issuers of long-term debt obligations which may be held in the portfolio of the Georgia Fund and the impact thereof on the ability of such issuers to meet payment obligations.

The sources of the information are the official statements of issuers located in Georgia, other publicly available documents and oral statements from various Federal and State agencies.

Risk Factors Affecting the Louisiana Fund

Under Louisiana law, certain bonds and obligations constitute general obligations of the State of Louisiana or are backed by the full faith and credit of the State of Louisiana, and certain bonds and obligations do not or are not. The Louisiana Fund invests in both types of obligations.

The Bond Security and Redemption Fund of the State of Louisiana secures all general obligation bonds of the State of Louisiana issued pursuant to Article VII, Sections 6(A) and 6(B) of the constitution of Louisiana and those bonds issued by State agencies or instrumentalities which are backed by the State's full faith and credit, pari passu. With certain exceptions, all money deposited in the State Treasury is credited to the Bond Security and Redemption Fund. In each fiscal year, an amount sufficient to pay all of the State's current obligations which are secured by its full faith and credit is allocated from the Bond Security and Redemption Fund. After such allocation, with certain exceptions, any money remaining in the Bond Security and Redemption Fund is credited to the State General Fund.

Any bonds issued by the State of Louisiana other than general obligation bonds, or any bonds issued by the State of Louisiana or any other issuer that are not backed by the full faith and credit of the State of Louisiana are not entitled to the benefits of the Bond Security and Redemption Fund.

The legislature has limited its ability to authorize certain debt and the State Bond Commission's ability to issue certain bonds. The legislature may not authorize general obligation bonds or other general obligations secured by the full faith and credit of the State if the amount of authorized but unissued debt plus the amount of outstanding debt exceeds twice the average annual revenues of the Bond Security and Redemption Fund for the last three fiscal years completed prior to such authorization. This debt limitation is not applicable to or shall not include the authorization of refunding bonds secured by the full faith and credit of the State, to authorized or outstanding bond anticipation notes, or to the issuance of revenue anticipation notes. Bond anticipation notes are issued in anticipation of the sale of duly authorized bonds or to fund capital improvements. The State Bond Commission may not issue general obligation bonds or other general obligations secured by the full faith and credit of the State at any time when the highest annual debt service requirement for the current or any subsequent fiscal years for such debt, including the debt service on such bonds or other obligations then proposed to be sold by the State Bond Commission, exceeds 10% of the average annual revenues of the Bond Security and Redemption Fund for the last three fiscal years completed prior to such issuance. This debt limitation is not applicable to the issuance or sale by the State Bond Commission of refunding bonds secured by the full faith and credit of the State of Louisiana or to bond anticipation notes.

A limitation on State borrowing has been established as a result of a constitutional amendment passed by the voters of Louisiana in October 1993. As a result of the amendment, the State Bond Commission may not approve the issuance of general obligation bonds secured by the full faith and credit of the State, or bonds secured by self-support revenues which in the first instance may not be sufficient to pay debt service and will then draw on the full faith and credit of the State, if the debt service requirement exceeds a specified percent of the estimate of money to be received by the State general fund and dedicated funds for each respective fiscal year as contained in the official forecast adopted by the Revenue Estimating Conference at its first meeting at the beginning of each fiscal year. The percentages are set on a graduated scale, beginning with 13.1% for the 1993-1994 fiscal year and descending to 6.0% for the 2003-2004 fiscal year and thereafter. The intent of the amendment is to reduce State borrowing over time so that there is a limit on the debt service a portion of the State budget. The forced restrictions on borrowing have led to a steady reduction in the share of the budget required to service debt as required under the 1993 constitutional amendment.

The State Bond Commission may also issue and sell revenue anticipation notes to avoid temporary cash flow deficits. These notes are payable from anticipated cash, as reflected in the most recent official forecast of the Revenue Estimating Conference. Unless issued in accordance with the provisions of
Article VIII, Section 6(A) of the State Constitution, the notes do not constitute a full faith and credit obligation of the State.

The foregoing limitations on indebtedness imposed upon the legislature and the State Bond Commission do not apply to obligations that are not general obligations of the State of Louisiana or that are not backed by the full faith and credit of the State of Louisiana.

Although the manner in which the Bond Security and Redemption Fund operates is intended to adequately fund all obligations that are general obligations of the State, or that are secured by the full faith and credit of the State, there can be no assurance that particular bond issues will not be adversely affected by expected budget gaps.


Hurricane Katrina reversed the steady expansion of the Louisiana economy in 2005. Prior to the storm, payroll employment was growing by 0.7% per year and unemployment had fallen to 5.3%. Housing sales volume was up statewide 4.4% while the national housing unit sales volume was up 4.6%. Building permits for new homes in Louisiana, prior to Katrina, were growing at a 16.7% annual rate-one of the biggest increases in the nation. Personal income had risen by 5.6%, which was somewhat slower than the national rate of 6.8%. Louisiana state tax revenue growth had responded to record high-energy prices by producing over a $200 million surplus.

The statewide outlook for the next fiscal year prior to Katrina was one of optimism, although there were long-term unsolved problems in education (particularly Orleans Parish) and Medicaid funding. New Orleans city government was barely able to meet its financial obligations pre-Katrina, which was also true for Entergy New Orleans (electric utility) and the Orleans Parish School Board (already insolvent before Katrina).

The dual impacts of Hurricanes Katrina and Rita in the space of one month destroyed at least 10% of all jobs in Louisiana for many months, if not years in the future. Total property losses by businesses and households are likely to exceed $70 billion within Louisiana and much of these losses are not insured. State government in a special session in November was able to temporarily restore a balanced budget through about $1 billion in budget cuts and reallocation of surplus funds. Still, more budget cuts are likely in 2006 to maintain a breakeven operating budget, apart from the capital cost of rebuilding damaged state universities, hospitals, public buildings (Superdome alone had costs to repair of $125 million) and roadways. Katrina alone was the largest natural disaster in the history of the nation. Southwest Louisiana centered on Lake Charles was also severely damaged by Hurricane Rita. The current condition of the state's levee and flood protection system to withstand the hurricanes in 2006 is unknown as of year end 2005. The president of Tulane University in a public statement on December 3 (Times Picayune Newspaper) expressed the paramount importance of restoring levee integrity to Southeast Louisiana when he said, "all of Tulane's planning depends on fixing the levees to keep (New Orleans Metro) from being inundated again. If we don't get that right, why would anyone want to repopulate here knowing this could happen again. If the levee questions aren't resolved satisfactorily and very quickly nothing else makes any difference." The New Orleans metro area economy generates about one-third of all employment and economic activity in Louisiana. There are no econometric models available to accurately or even reasonably predict the path of economic recovery in the New Orleans area since there has never before been a disaster of this magnitude upon which to base the analyses.

Further deterioration in employment levels in New Orleans appear to be likely in 2006 based on the larger number of business relocation announcements that have occurred since Katrina and the large scale public service fixings that are not yet reflected in the employment counts. The ability of the state of Louisiana to meet its financial obligations will require careful and frequent monitoring by all holders and purchasers of Louisiana public agency and general obligation debt instruments in 2006. No reliable forecast of state revenues in 2006 currently is available which can fully consider either the strength of a possible economic recovery or the severity of a potential recession.

A special session of the legislature in November 2005 reduced state expenditures by over $1 million through large reductions in hospital, Medicaid and university funding plus "across the board budget reductions." A further budget cut to maintain a balanced budget may be necessary in the first half of 2006.

Risk Factors Affecting the Maryland Fund

The Maryland Fund's concentration on municipal bonds issued by the State of Maryland (the State), political subdivisions of the state and state and local agencies means that investors are subject to risks of default or change in value of the securities making up the Maryland Fund deriving from certain unique factors affecting Maryland issuers. The information presented below has been derived from the most recent official statement for the State's general obligation bonds, and does not purport to be comprehensive and is necessarily limited to general economic conditions.


General Factors. The State of Maryland has a population of approximately
5.6 million, with employment based largely in services, trade, and government. Those sectors, along with financial activities, are the largest contributors to the gross state product, according to the US Department of Commerce, Bureau of Economic Analysis. Population is concentrated around Baltimore and Washington, DC, and proximity to Washington, DC influences the above average percentage of employees in government. Manufacturing, on the other hand, is a much smaller proportion of employment than for the nation as a whole. Annual unemployment rates have been below those of the national average for each of the last 20 years. The unemployment figure for 2004 was 4.2% compared to a national rate for the same period of 5.5%. Total employment increased by 17.2% between 1994 and 2004. The State's personal income per capita was the fourth highest of the 50 states in 2004, according to the Bureau of Economic Analysis, at 119% of the national average.

State Finances. The State Constitution mandates a balanced budget. The State enacts its budget annually. The State's total expenditures as shown in summary financial statements for the fiscal years ending June 30, 2002, June 30, 2003 and June 30, 2004 were $15,042,230, $16,032,533 and $16,13,013, respectively.
Revenues are derived largely from certain broad-based taxes, including statewide income, sales, motor vehicle, and property taxes. Non-tax revenues are largely from the federal government for transportation, health care, welfare and other social programs. General fund revenues on a budgetary basis realized in the State's fiscal year ended June 30, 2004, were above estimates by $210.2 million, or 2.1%. The State ended fiscal 2004 with a $452.7 million general fund balance on a budgetary basis. This balance reflects a $222.3 million increase compared to the balance projected at the time the 2005 budget was enacted. In addition, there was a balance in the Revenue Stabilization Fund of $496.6 million. On a GAAP basis, the fiscal year 2004 reserved general fund balance was $1,362.3 million, while the unreserved, designated fund balance was $127.1 million; this compares to the reserved general fund balance of $1,295.0 million and unreserved undesignated fund balance deficit of $110.3 million at the end of fiscal year 2003. The total GAAP fund balance for fiscal year 2004 was $1,489.4 million compared with a total GAAP fund balance of $1,184.7 million for fiscal year 2003.

For fiscal year 2005 the total budget is $24.3 billion, a $1.7 billion increase over fiscal 2004. The general fund accounts for approximately $11.3 billion, of which the largest expenditures are for health and education, which together represent almost 73% of total general fund expenditures. General fund expenditures exclude transportation, which is funded with special fund revenues from the Transportation Trust Fund.

Reserve funds consist of the Revenue Stabilization Account and other reserve funds, which together totaled $513.0 million at the end of fiscal year 2004. The Revenue Stabilization Account was established to retain State revenues for future needs and to reduce the need for future tax increases. Estimates for the close of fiscal year 2005 project a total reserve balance of $534.4 million, of which $521.0 million is projected to be in the Revenue Stabilization Account. The projected balance in the Revenue Stabilization Fund represents 4.7% of estimated General Fund Revenues.

On April 9, 2005, the General Assembly approved the budget for fiscal year 2006. The budget includes, among other things: (i) sufficient funds to the State's retirement and pension systems to remain within the "corridor" of 90%-110% full funding; (ii) $2.5 million for capital projects and $20.0 million for a fund to reimburse the general fund when heritage income tax credits are claimed; and $4.5 billion in aid to local governments from general funds reflecting full funding of the public school assistance enhancements enacted at the 2002 Session of the General Assembly; (iv) $325.7 million to the State Reserve Fund; and (v) general fund deficiency appropriations of $100.4 million for fiscal year 2005, including $58.0 million for Medicaid ($35.0 million relating to services furnished in fiscal year 2004 and $23.0 million for funding Managed Care Organization rate increases); $20.2 million for payments to local jurisdictions for housing certain inmates in the current and prior fiscal year; and $8.0 million to the Dedicated Purpose Account of the State Reserve Fund for the Department of Juvenile Services. Budget actions since fiscal year 2002 have resulted in a nearly 7% decrease in permanent positions in the non-higher education agencies in the Executive branch

The $325.7 million for the State Reserve Fund for fiscal year 2006 includes $249.7 million to the Revenue Stabilization Account; $74.0 million to the Dedicated Purpose Account, including $50.0 million to be transferred to the Transportation Trust Fund, $20.0 million for Medicaid, $2.0 million to the Department of Juvenile Services, and $2.0 million for future case management and substance abuse services in the Department of Human Resources; and $2.0 million for the Catastrophic Event Account. The General Assembly authorized the use of $45.2 million from the Revenue Stabilization Account for a capital project at a correctional institution ($36.2 million) and an economic development loan program ($9.0 million); the use is discretionary, however, and requires the approval of the Governor. There is no transfer from the Revenue Stabilization Account to the General Fund in fiscal year 2006.

The budget funds all fiscal year 2006 debt service on the State's general obligation bonds entirely with special funds, primarily from State property tax revenues. The budget includes an employee cost of living adjustment of 1.5%, merit increases for certain employees, and a (reduced) match for contributions to deferred compensation of $400.

As part of the fiscal year 2006 budget, the General Assembly enacted the Budget Reconciliation and Financing Act of 2005 (the "2005 Act"), legislation that authorizes various funding changes resulting in increased general fund revenues and decreased general fund appropriations.

The 2005 Act provides for transfers to the general fund in fiscal year 2006 of $90.0 million of transfer tax revenues (otherwise dedicated for the preservation of open space and agricultural land) and $48.0 million in highway user revenues that otherwise would have gone to local governments. The 2005 Act and other legislative actions increase fiscal year 2006 revenues by $69.4 million, including $25.0 million from withholding on retirement distributions; $13.7 million from uncoupling from the federal deduction for qualified production activity; $8.0 million from increased efforts in bank account attachments; $8.0 million from increasing the rate of withholding primarily on out-of-state realty sales; $6.2 million from increasing the nonresident pass-through entities tax; and $3.0 million from reducing the number of withholding allowances for child support and other debtors.

Reductions to required fiscal year 2006 general fund appropriations include $5.1 million reflecting the reduction of the State match of employee contributions to the deferred compensation plan; $5.8 million representing a decrease in the State share (from 80% to 75%) of the cost of placing students with special needs in non-public establishments; and a $2.4 million reduction to a pre-kindergarten program for high risk children.

The State estimates that the general fund balance on a budgetary basis at June 30, 2006 will be approximately $205.7 million. In addition, the balance in the Revenue Stabilization Account of the State Reserve Fund is estimated to be $797.9 million at June 30, 2006, equal to 7% of estimated general fund revenues. The General Assembly has authorized the transfer of $45.2 million from the Revenue Stabilization Account in fiscal year 2006 for capital projects. If the Governor transfers the funds, the balance at year end is estimated to be $752.7 million.


Maryland municipal debt. The public indebtedness of Maryland, its political subdivisions and its agencies are divided into three basic types. The State and its political subdivisions issue general obligation bonds, to the payment of which the ad valorem property tax is pledged, for capital improvements and for various State or local-sponsored projects. In addition, The Maryland Department of Transportation issues for transportation purposes its limited, special obligation bonds payable primarily from specific, fixed-rate excise taxes and other revenues related mainly to highway use. Certain authorities issue obligations payable solely from specific non-tax, enterprise fund revenues and for which the State has no liability and has given no moral obligation assurance. The State, its political subdivisions and certain of its agencies also have entered into a variety of lease purchase agreements to finance the acquisition of capital assets. These lease agreements specify that payments thereunder are subject to annual appropriation.


At least since the end of the Civil War, the State has paid the principal of and interest on its general obligation bonds when due. There is no general debt limit imposed by the State Constitution or public general laws. Maryland had $6.2 billion of net State tax supported debt outstanding as of March 31, 2005. General obligation bonds accounted for $4.5 billion of that amount. In fiscal year 2005, debt service on general obligation bonds was paid primarily from State property tax receipts. Department of Transportation bonds outstanding account for another $1,086.5 million as of March 31, 2005; the debt service on those bonds is payable from taxes and fees related to motor vehicles and motor vehicle fuel and a portion of the corporate income tax. Debt obligations issued by the Maryland Stadium Authority in the form of lease-backed revenue bonds account for $309.2 million of State tax supported debt outstanding as of March 31, 2005. Rental payments under the leases are subject to annual appropriation by the General Assembly. The State has also financed construction and acquisition of various other facilities and equipment through lease-type financing, subject to annual appropriation by the General Assembly. The State had $1,156.9 million of authorized but unissued debt as of March 31, 2005. The State issued $450.0 million of its general obligation bonds on August 11, 2005.

Risks associated with Maryland municipal bonds. Risks associated with municipal obligations vary by type. Major factors affecting the State's general obligation bonds are discussed above under the headings "General Factors" and "State Finances." As noted, proximity to Washington, D. C. influences the above average percentage of employees in government, and changes in government employment could affect economic conditions statewide and at the local level. Efforts to reduce projected deficits in the State's budget may lead to reductions in aid to local governments, which may affect the financial strength of the local governments. Also, factors affecting the local economy of a particular county or city may affect the investment quality of that county or city's general obligation bonds without necessarily affecting the investment quality of the general obligation bonds of the State or other Maryland counties or cities. Limited obligation revenue bonds may fluctuate in investment quality due to factors affecting only the particular revenue stream. For example, a downturn in the Maryland health care sector or a downturn for a specific health care borrower might affect the investment quality of Maryland hospital revenue bonds generally or might only affect a specific health care revenue bond issue. For another example, a sharp change in prevailing mortgage interest rates could affect the investment quality of housing mortgage revenue bonds. Risks associated with any type of municipal obligations may be significantly reduced when such bonds have been pre-refunded, or if such bonds are insured.


Industry specific conditions may affect the investment quality and value of revenue bonds. This paragraph discusses some of the major economic factors affecting the principal types of revenue bonds issued by Maryland governmental entities. Water and sewer revenues are affected by trends in population and new construction and by weather cycles. Transportation facility revenues are affected by economic conditions generally and by special factors such as rising energy prices. Revenues from private, non-profit healthcare corporations and hospitals are subject to federal and state regulatory restrictions, Maryland State rate regulation and fluctuations in federal and state reimbursement rates for Medicare and Medicaid. Maryland hospitals and healthcare corporations generally face a more difficult operating environment than their counterparts in many other states, due to revenue constraints imposed by the Maryland Health Services Cost Review Commission. The revenues of private colleges and universities are affected by enrollment demand, cost pressures, and change in State aid. Enrollment demand fluctuates with changes in the population of college bound persons and with the state of the economy. Housing revenue bonds are affected by the pace of housing starts, sales and refinancings, and by the levels of mortgage rates generally and local housing demand.

Risk Factors Affecting the Massachusetts Fund

The Commonwealth of Massachusetts and certain of its cities, towns, counties and other political subdivisions have at certain times in the past experienced serious financial difficulties which have adversely affected their credit standing. The recurrence of such financial difficulties could adversely affect the market values and marketability of, or result in default in payment on, outstanding obligations issued by the Commonwealth or its public authorities or municipalities. In addition, recent developments regarding the Massachusetts statutes which limit the taxing authority of certain Massachusetts governmental entities may impair the ability of the issuers of some Massachusetts Municipal Obligations to maintain debt service on their obligations.


Total expenditures and other uses for fiscal 2001 totaled approximately $23.072 billion and total revenues and other sources totaled approximately $23.798 billion. The budgeted operating funds ended fiscal 2001 with an excess of revenues and other sources as compared to expenditures and other uses of $725.6 million, and with positive fund balances of approximately $3.011 billion. Total expenditures and other uses for fiscal 2002 totaled approximately $24.674 billion and total revenues and other sources totaled approximately $23.049 billion. The budgeted operating funds ended fiscal 2002 with a deficit of revenues and other sources as compared to expenditures and other uses of $1.625 billion, and with positive fund balances of approximately $1.387 billion. Total expenditures and other uses for fiscal 2003 totaled approximately $25.750 billion and total revenues and other sources totaled approximately $25.298 billion. The budgeted operating funds ended fiscal 2003 with a deficit of revenues and other sources as compared to expenditures and other uses of $451.9 million, and with positive fund balances of approximately $936.1 million. Total expenditures and other uses for fiscal 2004 totaled approximately $24.907 billion and total revenues and other sources totaled approximately $26.047 billion. The budgeted operating funds ended fiscal 2004 with an excess of revenues and other sources as compared to expenditures and other uses of $1.140 billion, and with positive fund balances of approximately $1.893 billion. Total expenditures and other uses for fiscal 2005 totaled approximately $26.010 billion and total revenues and other sources totaled approximately $26.605 billion. The budgeted operating funds ended fiscal 2005 with an excess of revenues and other sources as compared to expenditures and other uses of $594.4 million, and with positive fund balances of approximately $2.487 billion.

The Commonwealth's fiscal 2006 budget is based on estimated total revenues and other sources of approximately $26.042 billion. Total expenditures and other uses for fiscal 2006 are estimated at approximately $25.985 billion. The fiscal 2006 budget estimates that fiscal 2006 will end with an excess of revenues and other sources as compared to expenditures and other uses of $57 million, and with positive fund balances of approximately $2.544 billion. The fiscal 2006 budget is based upon numerous spending and revenue estimates, the achievement of which cannot be assured.


In Massachusetts, the tax on personal property and real estate is the principal source of tax revenues available to cities and towns to meet local costs. "Proposition 2 1/2", an initiative petition adopted by the voters of the Commonwealth of Massachusetts on November 4, 1980, limits the power of Massachusetts cities and towns and certain tax-supported districts and public agencies to raise revenue from property taxes to support their operations, including the payment of debt service. Proposition 2 1/2 required those cities and towns with property tax levies in excess of 2 1/2% of the full and fair cash value of their taxable real estate and personal property to reduce their levies to the 2 1/2% level. It also limited each year's increase in the tax levy for all cities and towns to 2 1/2% of the prior year's maximum levy, with an exception for certain property added to the tax rolls and for certain substantial valuation increases other than as part of a general reevaluation.


The reductions in local revenues and anticipated reductions in local personnel and services resulting from Proposition 2 1/2 created strong demand for substantial increases in state funded local aid, which increased significantly in fiscal years 1982 through 1989. The effect of this increase in local aid was to shift a major part of the impact of Proposition 2 1/2 to the Commonwealth. Because of decreased Commonwealth revenues, local aid declined significantly in fiscal 1990, 1991 and 1992. Local aid increased somewhat in each fiscal year from 1993 through 2002, decreased slightly in fiscal 2003 and fiscal 2004, and increased slightly in fiscal 2005.


Limitations on state tax revenues have been established by an initiative petition approved by the voters on November 4, 1986. The initiative petition contains no exclusion for debt service on Commonwealth bonds and notes. Under this measure, excess revenues are returned to taxpayers in the form of lower taxes. State tax revenues in fiscal 1987 did exceed the tax limit imposed by the initiative petition by an estimated $29.2 million. This amount was returned to the taxpayers in the form of a tax credit against calendar year 1987 personal income tax liability pursuant to the provisions of the initiative petition. State tax revenues since fiscal 1988, have not exceeded the limit imposed by the initiative petition.


The Commonwealth maintains financial information on a budgetary basis. Since fiscal year 1986, the Comptroller also has prepared annual financial statements in accordance with generally accepted accounting principles (GAAP) as defined by the Government Accounting Standards Board ("GASB"). The fiscal 2002 financial statements were the first prepared by the Commonwealth in accordance with GASB Statements Nos. 34, 35, 37 and 38. Such GAAP basis financial statements indicated that the Commonwealth ended fiscal 2002 with fund equities of approximately $2.468 billion, ended fiscal 2003 with fund equities of approximately $2.021 billion, and ended fiscal 2004 with fund equities of approximately $4.424 billion.


Risk Factors Affecting the Michigan Fund


The principal sectors of Michigan's economy are manufacturing of durable goods (including automobiles and components and office equipment), tourism and agriculture. As reflected in historical employment figures, the State's economy has lessened its dependence upon durable goods manufacturing, however, such manufacturing continues to be a significant part of the State's economy. These particular industries are highly cyclical and in recent years, operated at significantly less than full capacity. The cyclical nature of these industries and the Michigan economy can adversely affect the revenue streams of the State and its political subdivisions because it may adversely impact tax sources, particularly sales taxes, income taxes and single business taxes.

As described in greater detail below, Michigan's economy was disproportionately impacted by the U.S. economic slowdown. The decline in Michigan employment was significantly more severe than the national employment decline due to declining motor vehicle production and sales and loss of domestic automobile manufacturers' market share, and productivity gains in the manufacturing sectors.

Michigan employment has declined in each of the last five years and Michigan's unemployment rate remains well above the national average.

In recent years, the decline in overall employment and reduced wages and salaries included in personal income have contributed to a decline in Michigan individual income taxes, which represent the largest source of the State's tax revenues. Individual income tax collections have declined in each of the last three fiscal years. . A reduction in personal disposable income adversely impacts sales tax collections, another significant source of Michigan tax revenues. The State's revenues from the Single Business Tax imposed on businesses, the third-largest source of tax revenues, have similarly declined over the last several fiscal years.


The State is currently faced with difficult budget challenges resulting in significant expenditure reductions, including decreases in State funding of local school districts and significant cuts in revenue sharing with local units of government. Declining tax revenues and reduced revenue sharing for local units of government may adversely impact revenues and the ability of the State and local governmental units to meet their debt obligations.


In 1977, the State enacted legislation, which created the Counter-Cyclical Budget and Economic Stabilization Fund ("BSF"). The BSF operates as a "rainy day fund" and is designed to accumulate balances during years of significant economic growth, which may be utilized in years when the State's economy experiences cyclical downturns or unforeseen fiscal emergencies. Michigan's General Fund surplus during 1992-2000 was transferred, as required by statute, to the BSF. The additions to the BSF in these fiscal years reflected the effects of an expanding economy and increased tax and other revenues received by the State. However, the balance of the BSF declined at the end of the September 30, 2001 fiscal year, declined each year thereafter, and was fully depleted by the end of fiscal year 2003. A modest transfer of approximately $81 million was made to the BSF during fiscal year 2004, however a fiscal 2005 transfer essentially depleted the BSF by the end of the 2005 fiscal year.


Beginning in 1993, the Michigan Legislature enacted several statutes which significantly affect Michigan property taxes and the financing of primary and secondary school operations. The property tax and school finance reform measures included a ballot proposal (Proposal A) and constitutional amendment which was approved by voters on March 15, 1994. Under Proposal A as approved, the State sales and use tax rates were increased from 4% to 6%, the State income tax and cigarette tax were increased, the Single Business Tax imposed on business activity within the state was decreased and, beginning in 1994, a State property tax of 6 mills is now imposed on all real and personal property currently subject to the general property tax. Proposal A contains additional provisions regarding the ability of local school districts to levy supplemental property taxes for operating purposes as well as a limit on assessment increases for each parcel of property, beginning in 1995 to the lesser of 5% or the rate of inflation.

Under Proposal A, much of the additional revenue generated by the new taxes is dedicated to the State School Aid Fund. Proposal A shifts significant portions of the cost of local school operations from local school districts to the State and raises additional State revenues to fund these additional State expenses. These additional revenues will be included within the State's constitutional revenue limitations and may impact the State's ability to raise additional revenues in the future. In addition, the shift in education costs to the State, in the face of declining State tax and other revenues, has resulted in the State reducing state aid to school districts.

The State is a party to various legal proceedings seeking damages or injunctive or other relief and, certain of these proceedings could, if unfavorably resolved from the point of view of the State, be material to the State's financial statements and could substantially affect State programs or finances. These lawsuits involve programs generally in the areas of corrections, tax collection, commerce and budgetary reductions to school districts and governmental units and court funding. Relief sought includes damages in tort cases generally, improvement of prison medical and health care and refund claims for state taxes. The State has not expressed an opinion in disclosure materials relating to municipal bond offerings regarding the ultimate disposition and consequences of any of this litigation, or the disposition and consequences of these cases in combination with any State revenue loss, the implementation of any tax reduction or the failure to realize any budget assumption.


Following downgrades in the second half of calendar 2003 and in 2005, the State's general obligation bonds are rated "Aa2" by Moody's and "AA" by S&P. To the extent that the portfolio of Michigan obligations is comprised of revenue or general obligations of local governments or authorities, rather than general obligations of the State of Michigan, ratings on such Michigan obligations will be different from those given to the State of Michigan and their value may be independently affected by economic matters not directly impacting the State.


The information contained herein was compiled from budget and economic information contained in the State's audited and other financial statements, from official statements prepared for State and other bond issues, and from other publicly available information from governmental sources.

Risk Factors Affecting the Minnesota Fund

The following highlights certain information relating to the Minnesota economy and some of the more significant revenue and fiscal trends affecting Minnesota, and is based on information drawn from official statements and prospectuses relating to securities offerings of the State of Minnesota, its agencies, and instrumentalities as available on the date of this SAI, as well as State financial forecasts and other publicly available documents. The Minnesota Fund has not independently verified any of the information contained in such documents, but is not aware of any fact which would render such information inaccurate. Such information constitutes only a brief summary, relates primarily to the State of Minnesota, and does not purport to include details relating to all potential issuers within the State of Minnesota whose securities may be purchased by the Minnesota Fund.

Constitutional State Revenue Limitations. Minnesota's constitutionally prescribed fiscal period is a biennium, and the State operates on a biennial budget basis. An agency or other entity may not expend monies in excess of its allotment. If revenues are insufficient to balance total available resources and expenditures, the State's Commissioner of Finance, with the approval of the Governor, is required to reduce allotments to the extent necessary to balance expenditures and forecast available resources for the then current biennium. The Governor may seek legislative action when a large reduction in expenditures appears necessary, and if the State's legislature is not in session the Governor is empowered to convene a special session.

Effect of Limitations on Ability to Pay Bonds. There are no constitutional or statutory provisions which would impair the ability of Minnesota municipalities to meet their bond obligations if the bonds have been properly issued.


Minnesota's Economy. The State of Minnesota relies heavily on a progressive individual income tax and a retail sales tax for revenue, which results in a fiscal system that is sensitive to economic conditions. Diversity and a significant natural resource base are two important characteristics of the State's economy. In 2004, the structure of the State's economy closely paralleled the structure of the United States' economy as a whole. State employment in fourteen major sectors was distributed in approximately the same proportions as national employment. In all sectors, the share of total State employment was within two percentage points of the national employment share.

During the period from 1990 to 2000, overall employment growth in Minnesota exceeded national growth; total employment in Minnesota increased 23.9% compared to 19.9% nationwide. Employment data indicate that the recession which began in July 1990 was less severe in Minnesota than in the national economy and that Minnesota's recovery was more rapid than the nation's. The most recent recession and recovery presents a mixed picture. For the 2000 to 2004 period, Minnesota non-farm employment declined 0.4% compared to 1.0% nationally. However, Minnesota's employment growth since the fall of 2003 has lagged slightly behind the US employment growth.

Since 1990, State per capita personal income has usually been within nine percentage points of national per capita personal income. Minnesota per capita income has generally remained above the national average during this period. In 2004, Minnesota per capita personal income was 108.9% of the national average.

Minnesota's monthly unemployment rate was generally less than the national average during 2003 and 2004, averaging 4.9% in 2003, as compared to the national average of 6.0%. In 2004, Minnesota's unemployment rate averaged 4.7%, as compared to the national average of 5.6%.

Minnesota's resident population grew from 4,390,000 in 1990 to 4,934,000 on 2000, or at an average annual compound rate of 1.2%. In comparison, US population also grew at an annual compound rate of 1.2% during this period. Between 2000 and 2004, Minnesota's population grew at an annual rate of 0.8% compared to 1.0% for the US. Minnesota's population is forecast by the US Department of Commerce to grow at an annual compound rate of 0.8% through 2030.

Minnesota's manufacturing industries accounted for 12.5% of the State's employment mix in 2004. In the durable goods industries, the State's employment in 2004 was highly concentrated in the fabricated metals, machinery and computers and electronics categories. Of particular importance is the computers and electronics category in which 24.3% of the State's durable goods employment was concentrated in 2004, as compared to 14.9% for the United States as a whole. This emphasis is partly explained by the location in the State of a number of computer equipment manufacturers which are included in the computers and electronics classification.

The importance of the State's resource base for overall employment is apparent in the employment mix in non-durable goods industries. In 2004, 36.0% of the State's non-durable goods employment was concentrated in food manufacturing. This compares to 27.7% in the national economy. Food manufacturing relies heavily on renewable resources in the State. Over half of the State's acreage is devoted to agricultural purposes. Printing and related activities are also relatively more important in Minnesota than in the nation.

Mining is currently a less significant factor in the state economy than it once was. Mining employment, primarily in the iron ore or taconite industry, dropped from 6.1 thousand in 1990 to 3.5 thousand in 2004.

State Fiscal Matters. The State of Minnesota has experienced budgeting and financial problems from time-to-time since 1980. For several years prior to 2002, Accounting General Fund Revenues were positive. However, Minnesota's budget outlook weakened at the beginning of the 2002-2003 biennium which commenced July 1, 2001 and persisted through the 2004-2005 biennium.

Because Minnesota's Constitution prohibits borrowing beyond the end of the biennium for operating purposes, action was taken by the Governor and the Legislature in 2003 to bring revenues and expenditures into balance.

For the 2004-2005 biennium which ended June 30, 2005, a positive revenue variance and slightly lower spending combined to yield a balance of $337 million at the end of the biennium. Under current law, this balance was transferred to the tax relief account and is treated as a reserve which cannot be accessed without legislative action.

The State's official November 2005 forecast projects a $701 million budget surplus in the 2006-2007 biennium. The expenditure projections do not include a general adjustment for inflation.

Revenues for the 2006-2007 biennium are forecast to increase $2.127 billion, or 7.3% over levels in the 2004-2005 biennium. Spending is now projected to increase by $3.225 billion, or 11.4%.

Tax revenues for the 2006-2007 biennium are forecast to grow from $23.689 billion in the 2004-2005 biennium to $26.357 billion. Nearly two-thirds of that growth is in state income tax receipts. Non-tax revenues including fees, charges, lottery and other receipts are expected to decline slightly under current law.

The State's official November 2005 forecast projects revenues for the 2006-2007 biennium of $661 million above projections made at the end of the 2005 legislative session, while estimated transfers, dedicated revenues, and other resources are $33 million above end-of-session projections. Forecast spending for the biennium increased $78 million, including $53 million of appropriations carried forward from fiscal year 2005. The balance for the end of the 2006-2007 biennium is now projected to be $701 million as compared to $12 million projected at the end of the 2005 legislative session.

A $518 million increase in forecast receipts from the state's five major tax sources and a projected $92 million increase in the estate tax accounted for almost all of the $694 million improvement in Minnesota's revenue outlook.

The increase in projected spending was small, $78 million, of which $53 million came from appropriations carried forward from fiscal year 2005. The remaining $25 million is from slightly higher spending in K-12 education and property tax aids and credits offset by reductions in the forecast for human services programs and projected general fund debt service costs.

Under current law, any forecast balance in the biennium must be used to continue to reverse education aid payment shifts enacted in 2002 and 2003 as part of the solution to state budget problems. The current forecast balance of $701 million is allocated as follows: $697 million to K-12 payments and $4 million to property tax aid and credit programs paid to school districts.

These projections may be adversely affected by a December, 2005 lower court decision that a State health impact fee imposed by the 2005 Legislature is illegal. The fee was anticipated to result in revenues of $368 million for the 2006-2007 biennium. The fee is being collected and set aside pending resolution of the State's appeal of the decision.


Both the Constitution and state statutes require that the budget for the two-year biennial period be balanced. Article XI, section 6 of the Constitution prohibits issuing certificates of indebtedness beyond the end of a biennium and requires that a statewide property tax levy be instituted if funds are insufficient to pay back short-term borrowing within a biennium.

Minnesota Statutes 16A.152 governs use of the state budget reserve and the Governor's unallotment authority. Current statute requires that any amounts in the budget reserve first be used in its entirety, before the commissioner of finance has the authority to unallot or reduce state general fund appropriations with the approval of the Governor and after notification to the Legislative Advisory Commission.


The State's bond ratings in September 2005 were Aa1 by Moody's and AAA by Standard & Poor's and Fitch.


Local Obligations. The State of Minnesota has no obligation to pay any bonds of its political or governmental subdivisions, municipalities, governmental agencies, or instrumentalities, except that the State has adopted aid intercept programs under which, subject to appropriations, certain school and county obligations may be guaranteed. The creditworthiness of local general obligation bonds is dependent upon the financial condition of the local government issuer, and the creditworthiness of revenue bonds is dependent upon the availability of particular designated revenue sources or the financial conditions of the underlying obligors. Although most of the bonds owned by the Minnesota Fund are expected to be obligations other than general obligations of the State of Minnesota itself, there can be no assurance that the same factors that adversely affect the economy of the State generally will not also affect adversely the market value or marketability of such other obligations, or the ability of the obligors to pay the principal of or interest on such obligations.


At the local level, the property tax base has recovered after its growth was slowed in many communities in the early 1990s by over capacity in certain segments of the commercial real estate market. However, local finances are also affected by the amount of state aid that is made available. The State provides its political or governmental subdivisions, municipalities, governmental agencies, and instrumentalities with significant financial aid paid from State revenues. Because Minnesota relies heavily on a progressive individual income tax and a retail sales tax for revenue, which are sensitive to economic conditions, the amount of State aid in a particular year may vary, depending on these conditions. That aid was recently decreased substantially as a result of the State's initial projected budget deficits for the fiscal years 2002 through 2005, and the reduction could have substantial adverse effects on the economic and fiscal condition of local governments.


Further, various of the issuers within the State of Minnesota, as well as the State of Minnesota itself, whose securities may be purchased by the Minnesota Fund, may now or in the future be subject to lawsuits involving material amounts. It is impossible to predict the outcome of these lawsuits. Any losses with respect to these lawsuits may have an adverse impact on the ability of these issuers to meet their obligations.

Minnesota Legislation. Legislation enacted in 1995 provides that it is the intent of the Minnesota legislature that interest income on obligations of Minnesota governmental units, and exempt-interest dividends that are derived from interest income on such obligations, be included in the net income of individuals, estates, and trusts for Minnesota income tax purposes if it is judicially determined that the exemption by Minnesota of such interest or such exempt-interest dividends unlawfully discriminates against interstate commerce because interest income on obligations of governmental issuers located in other states, or exempt-interest dividends derived from such obligations, is so included. This provision provides that it applies to taxable years that begin during or after the calendar year in which such judicial decision becomes final, regardless of the date on which the obligations were issued, and that other remedies apply for previous taxable years. The United States Supreme Court in 1995 denied certiorari in a case in which an Ohio state court upheld an exemption for interest income on obligations of Ohio governmental issuers, even though interest income on obligations of non-Ohio governmental issuers was subject to tax. In 1997, the United States Supreme Court denied certiorari in a subsequent case from Ohio, involving the same taxpayer and the same issue, in which the Ohio Supreme Court refused to reconsider the merits of the case on the ground that the previous final state court judgment barred any claim arising out of the transaction that was the subject of the previous action. It cannot be predicted whether a similar case will be brought in Minnesota or elsewhere, or what the outcome of such a case would be. Should an adverse decision be rendered, the value of the securities purchased by the Minnesota Fund might be adversely affected, and the value of the shares of the Minnesota Fund might also be adversely affected.

Risk Factors Affecting the Missouri Fund

Industry and Employment. While Missouri has a diverse economy with a distribution of earnings and employment among manufacturing, trade and service sectors closely approximating the average national distribution, the national economic recession of the early 1980's had a disproportionately adverse impact on the economy of Missouri. During the 1970's, Missouri characteristically had a pattern of unemployment levels well below the national averages. During the period following the 1980 to 1983 recession periods until the mid-1990's, Missouri unemployment levels generally approximated or slightly exceeded the national average; however, in the second half of the 1990's, Missouri unemployment levels returned to generally being equal to or lower than the national average. A return to a pattern of high unemployment could adversely affect the Missouri debt obligations acquired by the Fund and, consequently, the value of the shares in the Fund.

The Missouri portions of the St. Louis and Kansas City metropolitan areas collectively contain over 50% of Missouri's 2000 population census of 5,595,211. Economic reversals in either of these two areas would have a major impact on the overall economic condition of the State of Missouri. Additionally, the State of Missouri has a significant agricultural sector which is experiencing farm-related problems comparable to those which are occurring in other states. To the extent that these problems were to intensify, there could possibly be an adverse impact on the overall economic condition of the State of Missouri.

Governmental contract and defense related business plays an important role in Missouri's economy. There are a large number of civilians employed at the various military installations and training bases in the State. In addition, aircraft and related businesses in Missouri are the recipients of substantial annual dollar volumes of defense contract awards. There can be no assurances there will not be further changes in the levels of military or defense appropriations, and, to the extent that further changes in military or defense appropriations are enacted by the United States Congress or foreign governments purchasing military equipment manufactured in the State, Missouri could be disproportionately affected. It is impossible to determine what effect, if any, continued consolidation in defense related industries will have on the economy of the State. Any shift or loss of production operations now conducted in Missouri could have a negative impact on the economy of the State.


State Budget Considerations. The State of Missouri experienced revenue declines as a result of the overall economic state of the country during the fiscal years ended June 30, 2003 and 2004. As a result of reduced tax receipts, the State was faced with significant budgetary shortfalls in such fiscal years, which it was able to balance through the use of a one-time revenue bond issuance of $387.5 million to fund various capital improvement projects, $900 million in spending cuts and the elimination of approximately 1,0000 state jobs. Beginning with the fiscal year ending June 30, 2005, the State has experienced increased tax collections that has permitted the State to restore certain previously cut spending programs, as well as release almost all of the funding withheld from various departments. Through the first six months of fiscal year 2006, State revenue receipts have 0065ceed estimates and exceeding collections during the same months in fiscal year 2005. It is impossible to determine whether the increase in the State's revenue collections will continue or what impact on the economy of the State would occur if the State's actual collections are less than expected.


Revenue and Limitations Thereon. Article X, Sections 16-24 of the Constitution of Missouri (Hancock Amendment), imposes limitations on the amount of State taxes which may be imposed by the General Assembly of Missouri (General Assembly) as well as on the amount of local taxes, licenses and fees (including taxes, licenses and fees used to meet debt service commitments on debt obligations) which may be imposed by local governmental units (such as cities, countries, school districts, fire protection districts and other similar bodies) in the State of Missouri in any fiscal year.

The State limit on taxes is tied to total State revenues for fiscal year 1980-81, as defined in the Hancock Amendment, adjusted annually in accordance with the formula set forth in the amendment, which adjusts the limit based on increases in the average personal income of Missouri for certain designated periods. The details of the amendment are complex and clarification from subsequent legislation and further judicial decisions may be necessary. Generally, if the total State revenues exceed the State revenue limit imposed by Section 18 of Article X by more than 1%, the State is required to refund the excess. The State revenue limitation imposed by the Hancock Amendment does not apply to taxes imposed for the payment of principal and interest on bonds, approved by the voters and authorized by the Missouri Constitution. The revenue limit also can be exceeded by a constitutional amendment authorizing new or increased taxes or revenues adopted by the voters of the State of Missouri.

The Hancock Amendment also limits new taxes, licenses and fees and increases in taxes, licenses and fees by local governmental units in Missouri. It prohibits counties and other political subdivisions (essentially all local governmental units) from levying new taxes, licenses and fees or increasing the current levy of an existing tax, license or fee without the approval of the required majority of the qualified voters of that county or other political subdivision voting thereon.

When a local governmental unit's tax base with respect to certain fees or taxes is broadened, the Hancock Amendment requires the tax levy or fees to be reduced to yield the same estimated gross revenue as on the prior base. It also effectively limits any percentage increase in property tax revenues to the percentage increase in the general price level (plus the value of new construction and improvements), even if the assessed valuation of property in the local governmental unit, excluding the value of new construction and improvements, increases at a rate exceeding the increase in the general price level.

Risk Factors Affecting the New York Fund

See Appendix C to this SAI for information regarding "Risk Factors Affecting the New York Fund."

Risk Factors Affecting the Ohio Fund

As described above under "Ohio Taxes" and except to the extent investments are in temporary investments, the Ohio Fund will invest most of its net assets in securities issued by or on behalf of (or in certificates of participation in lease-purchase obligations of) the State of Ohio, political subdivisions of the State, or agencies or instrumentalities of the State or its political subdivisions ("Ohio State-Specific Obligations"). The Ohio Fund is therefore susceptible to general or particular economic, political or regulatory factors that may affect issuers of Ohio State-Specific Obligations. The following information constitutes only a brief summary of some of the many complex factors that may have an effect. The information does not apply to "conduit" obligations on which the public issuer itself has no financial responsibility. This information is derived from official statements of certain Ohio issuers published in connection with their issuance of securities and from other publicly available information, and is believed to be accurate. No independent verification has been made of any of the following information.

Generally, the creditworthiness of Ohio State-Specific Obligations of local issuers is unrelated to that of obligations of the State itself, and the State has no responsibility to make payments on those local obligations.


There may be specific factors that at particular times apply in connection with investment in particular Ohio State-Specific Obligations or in those obligations of particular Ohio issuers. It is possible that the investment may be in particular Ohio State-Specific Obligations, or in those of particular issuers, as to which those factors apply. However, the information below is intended only as a general summary, and is not intended as a discussion of any specific factors that may affect any particular obligation or issuer. Much of this information is as of January 3, 2006, particularly debt figures and other statistics.

Ohio is the seventh most populous state. The Census count for 2000 was 11,353,100, up from 10, 847,100 in 1990. While diversifying more into the service and other non-manufacturing areas, the Ohio economy continues to rely in part on durable goods manufacturing largely concentrated in motor vehicles and machinery, including electrical machinery. As a result, general economic activity, as in many other industrially developed states, tends to be more cyclical than in some other states and in the nation as a whole. Agriculture is an important segment of the economy, with over half the State's area devoted to farming and a significant portion of total employment in agribusiness. In earlier years, the State's overall unemployment rate was commonly somewhat higher than the national figure. For example, the reported 1990 average monthly State rate was 5.7%, compared to the 5.5% national figure. However, through 1998, the annual State rates were below the national rates (4.3% vs. 4.5% in 1998), were again slightly higher in 1999 (4.3% vs. 4.2%) and 2000 (4.0% vs. 4.0%), lower in 2001 (4.2% vs. 4.7%) and in 2002 (5.7% vs. 5.8%) and higher in
2003 (6.1% vs. 6.0%) and in 2004 (6.0% vs. 5.5%). In November 2005, the State
unemployment rate was higher than the national rate (5.7% vs. 5.0%). The unemployment rate and its effects vary among geographic areas of the State. There can be no assurance that future national, regional or state-wide economic difficulties, and the resulting impact on State or local government finances generally, will not adversely affect the market value of Ohio State-Specific Obligations held in the Ohio Fund or the ability of particular obligors to make timely payments of debt service on (or lease payments relating to) those Obligations.

The State operates on the basis of a fiscal biennium for its appropriations and expenditures, and is effectively precluded by law from ending its July 1 to June 30 fiscal year or fiscal biennium in a deficit position. Most State operations are financed through the General Revenue Fund ("GRF"), for which the personal income and sales-use taxes are the major sources. Growth and depletion of GRF ending fund balances show a consistent pattern related to national economic conditions, with the ending fiscal year balance reduced during less favorable and increased during more favorable economic periods. The State has well-established procedures for, and has timely taken, necessary actions to ensure resource/expenditure balances during less favorable economic periods such as the current fiscal biennium. Those procedures include general and selected reductions in appropriations spending. Recent biennium ending GRF balances were:

                                                  Fund Balance less
                          Cash           Fund        Designated
             Biennium    Balance      Balance(a)    Transfers(b)
             -------- -------------- ------------ -----------------
             1994-95  $1,312,234,000 $928,019,000   $ 70,000,000
             1996-97   1,367,750,000  834,933,000    149,033,000
             1998-99   1,512,528,000  976,778,000    221,519,000
             2000-01     817,069,000  219,414,000    206,310,000
             2002-03     396,539,000   52,338,000     52,338,000
             2004-05   1,209,200,000  682,632,000    127,800,000


(a) Reflects the ending cash balance less amounts encumbered to cover financial commitments made prior to the end of the fiscal year.
(b) Reflects the ending fund balance less amounts designated for transfer to other funds, including the BSF.

Actions have been and may be taken by the State during less favorable economic periods to ensure resource/expenditure balances (particularly in the GRF), some of which are described below. None of those actions were or are being applied to appropriations or expenditures needed for debt service or lease payments relating to any State obligations.


The appropriations acts for the 2006-07 biennium include all necessary appropriations for debt service on State obligations and for lease payments relating to lease rental obligations issued by the Ohio Building Authority and the Treasurer of State, and previously by the Ohio Public Facilities Commission.


The following is a selective general discussion of State finances, particularly GRF receipts and expenditures, for the recent and the current bienniums.


1994-95. Expenditures were below those authorized, primarily as the result of lower than expected Medicaid spending, and tax receipts (primarily auto sales and use) were significantly above estimates. Transfers from the biennium-ending GRF fund balance included $535,200,000 to the BSF and $322,800,000 million to other funds, including a family services stabilization fund in anticipation of possible federal programs changes.


1996-97. From a higher than forecasted mid-biennium GRF fund balance, $100,000,000 was transferred for elementary and secondary school computer network purposes and $30,000,000 to a new State transportation infrastructure fund. Approximately $400,000,000 served as a basis for temporary 1996 personal income tax reductions aggregating that amount. Of the GRF biennium-ending fund balance, $250,000,000 was directed to school buildings, $94,400,000 to the school computer network and $44,200,000 to school textbooks and instructional materials and a distance learning program, $34,400,000 to the BSF, and $262,900,000 to the State Income Tax Reduction Fund ("ITRF").

1998-99. GRF appropriations of approximately $36 billion provided for significant increases in funding for primary and secondary education. Of the first fiscal year (ended on June 30, 1998) ending fund balance of over $1.08 billion, approximately $701,400,000 was transferred to the ITRF, $200,000,000 into public school assistance programs, and $44,184,200 into the BSF. Of the GRF biennium-ending fund balance, $325,700,000 was transferred to school building assistance, $293,185,000 to the ITRF, $85,400,000 to SchoolNet (a program to supply computers for classrooms), $4,600,000 to interactive video distance learning, and $46,374,000 to the BSF.


2000-01. The State's financial situation varied substantially in the 2000-01 biennium. The first fiscal year of the biennium ended with a GRF cash balance of $1,506,211,000 and a fund balance of $855,845,000. A transfer of $49,200,000 from that balance increased the BSF to $1,002,491,000 (or 5% of GRF revenue for the preceding fiscal year). An additional $610,400,000 was transferred to theTRF. In the middle of the second year of the biennium, the State enacted supplemental appropriations of $645,300,000 to address shortfalls in its Medicaid and disability assistance programs. The State's share of this additional funding was $247,600,000, with $125,000,000 coming from fiscal year 2001 GRF spending reductions (and the remainder from available GRF moneys. The reductions were implemented by OBM prior to March 1, 2001 by a 1% to 2% cut to most State departments and agencies. Expressly excluded from the reductions were debt service and lease rental payments relating to State obligations, and elementary and secondary education.

In March 2001 new lowered revenue estimates for fiscal year 2001 and for fiscal years 2002 and 2003 were announced. Based on indications that the Ohio economy continued to be affected by the national economic downturn, GRF revenue estimates for fiscal year 2001 were reduced by $288,000,000. In addition, OBM projected higher than previously anticipated Medicaid expenditures. Among the more significant steps taken to ensure the positive GRF ending fund balance at June 30, 2001 were further spending reductions (with the same exceptions noted above for debt service and education) and authorization to transfer from the BSF to the GRF amounts necessary to ensure an ending GRF fund balance of $188,200,000. The State ended fiscal year 2001 with a GRF fund balance of $219,414,000, making that transfer unnecessary.

2002-03. Ongoing and rigorous consideration was given by the Governor and the General Assembly to revenues and expenditures throughout the fiscal year 2002-03, primarily as a result of continuing weak economic conditions. Budgetary pressures during this period were primarily due to continuing lower than previously anticipated levels of receipts from certain major revenue sources. Consideration came in four general time frames - the June 2001 biennial appropriation act, late fall/winter 2001, late spring and summer 2002, and late winter/spring 2003. Significant remedial steps included authorization to draw down and use the entire BSF balance, increased cigarette taxes, and use of tobacco settlement moneys that were previously earmarked for other purposes. The biennial GRF appropriations act passed in June 2001 provided for biennial GRF expenditures of approximately $45.1 billion without increases in any major State taxes. That Act and the separate appropriations acts for the biennium included all necessary debt service and lease rental payments related to State obligations. That original appropriations act also provided for the following uses of certain reserves, aimed at achieving fiscal year and biennium ending positive GRF fund balances, based on then current estimates and projections:


..   Transfer of up to $150,000,000 from the BSF to the GRF for increased
    Medicaid costs.
..   An additional $10,000,000 transfer from the BSF to an emergency purposes fund.
..   Transfer to the GRF in fiscal year 2002 of the entire $100,000,000 balance in the Family Services Stabilization Fund.


The Ohio economy continued to be negatively affected by the national economic downturn and by national and international events, and in October 2001 OBM lowered its GRF revenue estimates. Based on reduced revenue collections, particularly personal income and sales and use taxes, OBM then projected GRF revenue shortfalls of $709,000,000 for fiscal year 2002 and of $763,000,000 for current fiscal year 2003. Executive and legislative actions taken to address those shortfalls included:

..   Spending reductions and limits on hiring and major purchases. Governor ordered spending reductions at an annual rate of 6% for most State agencies, with lesser reductions for correctional and other institutional agencies, and the exemptions for debt service related payments, primary and secondary education and the adjutant general.

..   December 2001 legislation, the more significant aspects of which included:

 . Authorizing transfer of up to $248,000,000 from the BSF to the GRF during the current biennium. This was in addition to the $160,000,000 in transfers from the BSF provided for in the original appropriations act (and would reduce the BSF balance to approximately $607,000,000).
 . Reallocating to the GRF a $260,000,000 portion of tobacco settlement receipts in fiscal years 2002 and 2003, intended to be replenished from settlement receipts in fiscal years 2013-14.
 . Authorizing Ohio's participation in a multi-state lottery game, estimated to generate approximately $40,000,000 annually beginning in fiscal year 2003.

Continuing weak economic conditions, among other factors, then led OBM in the spring of 2002 to project a higher than previously estimated GRF revenue shortfall. Among areas of continuing concern were lower than anticipated levels of receipts from personal income and corporate franchise taxes. These additional GRF estimated shortfalls were approximately $763,000,000 in fiscal year 2002 and $1.15 billion in fiscal year 2003. Further executive and legislative actions were taken for fiscal year 2002 to ensure a positive GRF fund balance for fiscal year 2002 and the biennium. In addition to further appropriation reductions for certain departments and other management steps, those actions included legislation providing for, among other things:

..   Authorization of additional transfers to the GRF of the then remaining BSF balance ($607,000,000) as needed in fiscal years 2002 and 2003, and of $50,800,000 of unclaimed funds.

..   $50,000,000 reduction in the fiscal year 2002 ending GRF balance (to
    $100,000,000 from its previously budgeted level of $150,000,000).
..   Increased cigarette tax by 31c per pack (to a total 55c a pack), estimated by OBM to produce approximately $283,000,000 in fiscal year 2003.

..   Transfers to the GRF of $345,000,000 from tobacco settlement money received in fiscal years 2002 and 2003 previously earmarked for construction of elementary and secondary school facilities, with moneys for that purpose replaced by $345,000,000 in additionally authorized general obligation bonds.

..   Extension of the State income tax to Ohio-based trusts and exemption of certain Ohio business taxes from recent federal tax law economic stimulus changes by "decoupling" certain State statutes from federal tax law changes affecting business equipment depreciation schedules. The combination produced approximately $283,000,000 in fiscal year 2003.

Fiscal year 2002 ended with positive GRF balances of $108,306,000 (fund) and $619,217,000 (cash). This was accomplished by the remedial steps described above, including significant transfers from the BSF ($534,300,000) and from tobacco settlement moneys ($289,600,000). The fiscal year 2002 ending BSF balance was $427,904,000, with the entire balance appropriated for GRF use if needed in fiscal year 2003.

On July 1, 2002, the Governor issued an executive order directing a total of approximately $375,000,000 in GRF spending cutbacks for fiscal year 2003 (based on prior appropriations) by agencies and departments in his administration, as well as limitations on hiring, travel and major purchases. This cutback order reflected prior budget balancing discussions between the Governor and the General Assembly and reflected cutbacks ranging generally from 7.5% to 15%. Excluded from those cutbacks were elementary and secondary education, higher education, alcohol and drug addiction services, and the adjutant general. Also expressly excluded were debt service and lease rental payments relating to State obligations, and ad valorem property tax relief payments (made to local taxing entities).

Based on continuing reduced revenue collections (particularly, personal income taxes and sales tax receipts for the holidays) and projected additional Medicaid spending, OBM in late January 2003 announced an additional GRF shortfall of $720,000,000 for fiscal year 2003. The Governor ordered immediate additional reductions in appropriations spending intended to generate an estimated $121,600,000 of GRF savings through the end of the Fiscal Year (expressly excepted were appropriations for or relating to debt service on State obligations). The Governor also proposed for the General Assembly's enactment by March 1, 2003, the following additional revenue enhancements, transfers and expenditure reductions for fiscal year 2003 to achieve a positive GRF fund balance at June 30, 2003 as then estimated by OBM:


..   A 2.5% reduction in local government fund distributions to most subdivisions and local libraries, producing an estimated $30,000,000 savings. This reduction is in addition to the prior local government fund distribution adjustments noted below.
..   Transfers to the GRF from unclaimed funds ($35,000,000) and various rotary funds ($21,400,000).
..   A one-month acceleration in sales tax collections by vendors filing electronically, to produce $286,000,000.
..   An additional increase in the cigarette tax of 45 cents per pack (to a total of $1.00 a pack), to produce approximately $140,000,000.
..   A doubling of the current taxes on spirituous liquor and beer and wine, to net an additional $18,700,000.


The General Assembly gave its final approval on February 25, 2003 to legislation authorizing the first three elements of the Governor's proposal, but that legislation did not include the proposed additional taxes on cigarettes and spirituous liquor and beer and wine.To offset the General Assembly's enactment of legislation that did not include the proposed additional taxes on cigarettes and liquor, beer and wine, the Governor on March 25 ordered additional reductions in GRF appropriations spending aggregating $142.5 million for the balance of fiscal year 2003. Included were reductions (generally at an annualized rate of 2.5%) of $90.6 million in State foundation and parity aid to school districts and an additional $9.3 million in Department of Education administration spending, $39.2 million in instructional support to higher education institutions, and other selected reductions totaling $3.4 million. The Governor also identified approximately $20 million in excess food stamp administration funds available to offset the need for further expenditure reductions. Expressly excepted from those reductions were appropriations for or relating to debt service on State obligations.

Based on the Administration's continuing monitoring of revenues, and as an anticipated step in the then ongoing 2004-05 biennial budget and appropriations process, OBM reported revised revenue estimates to the General Assembly on June 11, 2003. Those estimates revised fiscal year 2003 revenues downward by an additional $200,000,000 from OBM's January 2003 adjusted baseline, based primarily on updated income and sales tax receipts through May 31. The Governor and OBM addressed this additional fiscal year 2003 revenue shortfall through additional expenditure controls and by drawing upon $193,030,000 of federal block grant aid made available to the State prior to June 30 under a federal law effective on May 28, 2003.


The State ended the 2002-03 biennium with a GRF fund and cash balances of $52,338,000 and $396,539,000, respectively, and a balance in the BSF of $180,705,000.

Additional appropriations actions during the 2002-2003 biennium, affecting most subdivisions and local libraries in the State, relate to the various local government assistance funds. The original appropriations act capped the amount to be distributed in fiscal years 2002 and 2003 to essentially the equivalent monthly payment amounts in fiscal years 2000 and 2001. Subsequent legislation amended the level to the lesser of those prior fiscal year amounts or the amount that would have been distributed under the standard formula.


2004-05. The GRF appropriations act for the 2004-05 biennium was passed by the General Assembly and signed (with selective vetoes) by the Governor in June 2003. The Act provided for total GRF biennial revenue of approximately $48.95 billion and total GRF biennial expenditures of approximately $48.79 billion. That Act and the separate appropriations acts for the biennium included all necessary debt service and lease-rental payments related to State obligations.

Among other expenditure controls, the Act included Medicaid cost containment measures including pharmacy cost management initiatives, limited expenditure growth for institutional services and implementation of managed care for higher-cost populations; continued phase-out of certain tangible personal property tax relief payments to local governments; the closing by consolidation of three institutional facilities during the biennium; adjustments in eligibility guidelines for subsidized child care from 185% to 150% of the federal poverty level and freezing certain reimbursement rates; no compensation increases for most State employees in fiscal year 2004 and limited one-time increases in fiscal year 2005; and continued limitation on local government assistance fund distributions to most subdivisions and local libraries to the lesser of the equivalent monthly payments in fiscal year 2003 or the amount that would have been distributed under the standard formula.

The GRF expenditure authorizations for the 2004-05 biennium reflected and were supported by revenue enhancement actions contained in the Act including:

..   A one-cent increase in the State sales tax (to six percent) for the biennium (expiring June 30, 2005), projected to generate approximately $1.25 billion in each Fiscal Year.
..   Expansion of the sales tax base to include dry-cleaning/laundry services, towing, personal care and other services, and satellite television, projected in the aggregate to produce approximately $69,000,000 annually. (The inclusion of satellite television in the sales tax base, projected to produce approximately $21,000,000 annually, is subject to an ongoing legal challenge.)

..   Moving local telephone companies from the public utility tax base to the corporate franchise and sales tax, projected to produce approximately $29,000,000 annually.
..   Elimination of the sales tax exemption for WATS and 800 telecom services coupled with the enactment of a more limited exemption for call centers, projected to produce approximately $64,000,000 annually.
..   Adjustments in the corporate franchise tax through the adoption of the
    Uniform Division of Income for Tax Purposes Act ("UDITPA") for apportionment of business income among states, and an increase in the corporate alternative minimum tax, projected in the aggregate to produce approximately $35,000,000 annually.


The Act also authorized and OBM transferred on June 30, 2004 $234,700,000 of proceeds received from the national tobacco settlement into the GRF. In addition, the Act authorized the draw down during the biennium federal block grant and Medicaid assistance aid made available to the State under a federal law effective May 28, 2003. OBM drew down $211,600,000 and $316,800,000 of those federal monies in Fiscal Years 2004 and 2005, respectively.

Based on regular monitoring of revenues and expenditures, OBM in March 2004 announced revised GRF revenue projections for Fiscal Years 2004 and 2005 based primarily on reduced revenue collections from personal income taxes. In response to OBM reducing its GRF revenue projection by $247,100,000 (1.02%) for Fiscal Year 2004 and by $372,700,000 (1.48%) for Fiscal Year 2005, the Governor ordered Fiscal Year 2004 expenditure reductions of approximately $100,000,000. On July 1, the Governor ordered additional Fiscal Year 2005 expenditure cuts of approximately $118,000,000 and a reduction of $50,000,000 in State spending on Medicaid reflecting an increased Federal share of certain Medicaid services. Expressly excluded from those reductions were debt service and lease rental payments relating to State obligations, State basic aid to elementary and secondary education, instructional subsidies and scholarships for public higher education, in-home care for seniors and certain job creation programs. The balance of those revenue reductions were offset by GRF expenditure lapses and, for Fiscal Year 2005, elimination of an anticipated $100,000,000 year-end transfer to the BSF while maintaining a one-half percent year-end GRF fund balance.

The State ended Fiscal Year 2004 with a GRF fund balance of $157,509,000. Improving economic conditions had a positive effect on revenue in Fiscal Year 2005. With GRF revenue receipts modestly outperforming estimates for much of the Fiscal Year, OBM in June 2005 increased its GRF revenue estimates by $470,700,000. Final Fiscal Year 2005 GRF revenue came in $67,400,000 above that revised estimate. With Fiscal Year 2005 spending close to original estimates, the State made the following Fiscal Year-end allocations and transfers:
$60,000,000 to address a prior-year liability in the Temporary Assistance to Needy Families program; $40,000,000 to a disaster services contingency fund; $50,000,000 to the State's share of the school facilities construction program; and $394,200,000 to the BSF. After these and certain smaller transfers, the State ended Fiscal Year 2005 and the biennium with a GRF fund balance of $127,800,000 and a BSF balance of $574,205,000.

Current Biennium. Consistent with State law, the Governor's Executive Budget for the 2006-07 biennium was released in February 2005 and introduced in the General Assembly. After extended hearings and review, the GRF appropriations Act for the 2006-07 biennium was passed by the General Assembly and signed (with selective vetoes) by the Governor on June 30, 2005. That Act provides for total GRF biennial revenue of approximately $51.5 billion (a 3.8% increase over the 2004-05 biennial revenue) and total GRF biennial appropriations of approximately $51.3 billion (a 5.0% increase over the 2004-05 biennial expenditures). Spending increases for major program categories over the 2004-05 actual expenditures are: 5.8% for Medicaid (the Act also included a number of Medicaid reform and cost containment initiatives); 3.4% for higher education; 4.2% for elementary and secondary education; 5.5% for corrections and youth services; and 4.8% for mental health and mental retardation. The Executive Budget, the GRF appropriations Act and the separate appropriations acts for the biennium included all necessary debt service and lease rental payments related to State obligations.

The GRF expenditure authorizations for the 2006-07 biennium reflect and are supported by a significant restructuring of major State taxes, including:

..   A 21% reduction in State personal income tax rates phased in at 4.2% per year over the 2005 through 2009 tax years.
..   Phased elimination of the State corporate franchise tax at a rate of approximately 20% per year over the 2006 through 2010 tax years (except for its continuing application to financial institutions and certain affiliates of insurance companies and financial institutions).
..   Implementation of a new commercial activities tax (CAT) on gross receipts from doing business in Ohio that will be phased in over the 2005 through 2009 fiscal years. When fully phased in, the CAT will be levied at a rate of 0.26% on gross receipts in excess of $1,000,000.
..   A 5.5% State sales and use tax (decreased from the 6.0% rate for the
    2004-05 biennium).
..   An increase in the cigarette tax from $0.55 per pack (of 20 cigarettes) to
    $1.25 per pack.

OBM continually monitors and analyzes revenues and expenditures and prepares a financial report summarizing its analyses at the end of each month. The most recent Monthly Financial Reports are accessible via OBM's home page on the Internet at http://www.obm.ohio.gov/finrep, and copies are available upon request to OBM.

Litigation pending in the Ohio Court of Claims contests the Ohio Department of Human Services ("ODHS", now "Ohio Department of Job and Family Services" or "ODJFS") former Medicaid financial eligibility rules for married couples when one spouse is living in a nursing facility and the other resides in the community. ODHS promulgated new eligibility rules effective January 1, 1996. ODHS appealed an order of the federal court directing it to provide notice to persons potentially affected by the former rules from 1990 through 1995, the Court of Appeals ruled in favor of ODHS and plaintiffs' petition for certiorari was not granted by the US Supreme Court. As to the Court of Claims case, it is not possible to state the period (beyond the current fiscal year) during which necessary additional Medicaid expenditures would have to be made. Plaintiffs have estimated total additional Medicaid expenditures at $600,000,000 for the retroactive period and, based on current law, it is estimated that the State's share of those additional expenditures would be approximately $240,000,000. The Court of Appeals has certified the class action and notice was sent to the members of the class. After trial for liability only was completed in the Court of Claims in January 2003, that Court in March 2004 issued a decision finding no ODJFS liability. The plaintiff class appealed that decision to the Franklin County Court of Appeals which in May 2005 held that the Court of Claims did not have jurisdiction over the case and remanded the case to the Court of Claims with instructions to vacate all prior proceedings and judgments. The plaintiff class has appealed the Court of Appeals decision to the Ohio Supreme Court and that appeal is currently pending.

Litigation pending in the Ohio Court of Claims contests the Ohio Department of Human Services (ODHS, now Ohio Department of Job and Family Services (ODJFS)) former Medicaid financial eligibility rules for married couples when one spouse is living in a nursing facility and the other resides in the community. ODHS promulgated new eligibility rules effective January 1, 1996. ODHS appealed an order of the federal court directing it to provide notice to persons potentially affected by the former rules from 1990 through 1995, the Court of Appeals ruled in favor of ODHS, and plaintiffs' petition for certiorari was not granted by the U.S. Supreme Court. As to the Court of Claims case, it is not possible to state the period (beyond the current Fiscal Year) during which necessary additional Medicaid expenditures would have to be made. Plaintiffs have estimated total additional Medicaid expenditures at $600,000,000 for the retroactive period and, based on current law, it is estimated that the State's share of those additional expenditures would be approximately $240,000,000. The Court of Appeals certified the class action and notice was sent to the members of the class. After trial for liability only was completed in the Court of Claims in January 2003, that Court in March 2004 issued a decision finding no ODJFS liability. The plaintiff class appealed that decision to the Franklin County Court of Appeals which in May 2005 held that the Court of Claims did not have jurisdiction over the case and remanded the case to the Court of Claims with instructions to vacate all prior proceedings and judgments. The plaintiff class has appealed the Court of Appeals decision to the Ohio Supreme Court and that appeal is currently pending.


The incurrence or assumption of debt by the State without a popular vote is, with limited exceptions, prohibited by the State Constitution. The State may incur debt to cover casual deficits or to address failures in revenues or to meet expenses not otherwise provided for, but limited in amount to $750,000. The Constitution expressly precludes the State from assuming the debts of any county, city, town or township, or of any corporation. (An exception in both cases is for debts incurred to repel invasion, suppress insurrection or defend the State in war.) The Constitution provides that "Except the debts above
specified....no debt whatever shall hereafter be created by, or on behalf of the state."


By 18 constitutional amendments approved from 1921 to the present, Ohio voters have authorized the incurrence of State general obligation ("GO") debt and the pledge of taxes or excises to its payment. All related to the financing of capital facilities, except for three that funded bonuses for veterans, one that funded coal technology research and development, and one for research and commercialization activities. Currently, tax supported general obligation debt of the State is authorized to be incurred for the following purposes: highways, local infrastructure, coal development, natural resources, higher education, common schools, conservation, research and commercialization, and development of sites. Although supported by the general obligation pledge, highway debt is also backed by a pledge of and has always been paid from the State's motor fuel taxes and other highway user receipts that are constitutionally restricted in use to highway related purposes.

A 1999 constitutional amendment provides an annual debt service "cap" applicable to most future issuances of State general obligations and other State direct obligations payable from the GRF or net State lottery proceeds. Generally, and except for the additional $650,000,000 of general obligation debt approved by the voters at the November 8, 2005 election for research and commercialization and the development of sites for industry, commerce, distribution and research and development, new bonds may not be issued if future Fiscal Year debt service on those new and the then outstanding bonds of those categories would exceed 5% of the total estimated GRF revenues plus net State lottery proceeds during the Fiscal Year of issuance. Those direct obligations of the State include, for example, special obligation bonds that are paid from GRF appropriations, but exclude bonds such as highway bonds that are paid from highway user receipts. Pursuant to the amendment and implementing legislation, the Governor has designated the OBM Director as the State official to make the 5% determinations and certifications. Application of the cap may be waived in a particular instance by a three-fifths vote of each house of the General Assembly and may be changed by future constitutional amendments.

In addition to its issuance of highway bonds, the State has financed selected highway infrastructure projects by issuing bonds and entering into agreements that call for debt service payments to be made from federal transportation funds allocated to the State, subject to biennial appropriations by the General Assembly. Annual State payments under those agreements reach a maximum of $77,414,391 in Fiscal Year 2006. In the event of any insufficiency in the anticipated federal allocations to make payments on State bonds, the payments are to be made from any lawfully available federal moneys appropriated to ODOT for the purpose.

State agencies also have participated in office building and non-highway transportation projects that have local as well as State use and benefit, in connection with which the State has entered into lease-purchase agreements with terms ranging from 7 to 20 years, Certificates of Participation ("COPs") have been issued in connection with those agreements that represent fractionalized interests in and are payable from the State's anticipated payments. The maximum annual payment under those agreements, primarily made from GRF appropriations, is $11,718,700 in Fiscal Year 2017. Payments by the State are subject to biennial appropriations by the General Assembly with the lease to renew if appropriations are made. Generally, the OBM Director's approval of such agreements is required, particularly if COPs are to be publicly-offered in connection with those agreements.

A statewide economic development program assists the financing of facilities and equipment for industry, commerce, research and distribution, including technology innovation, by providing loans and loan guarantees. The law authorizes the issuance of State bonds and notes secured by a pledge of portions of the State profits from liquor sales. The General Assembly has authorized the issuance of these obligations with a general maximum of $500,000,000 to be outstanding at any one time . The aggregate amount from the liquor profits to be used in any fiscal year in connection with these bonds may not exceed $45,000,000. The total of unpaid guaranteed loan amounts and unpaid principal of direct loans may not exceed $800,000,000. A 1996 issue of $168,740,000 of taxable bonds refunded outstanding bonds and provided additional loan moneys for facilities and equipment (i.e., the State's direct loan program). $101,980,000 of taxable forward purchase bonds were issued in 1998 to refund, as of 2006, term bonds of the 1996 issue stated to mature in 2016 and 2021. In 2003, the State issued $50,000,000 in bonds for Innovation Ohio projects and $50,000,000 for research and development projects, followed by a 2004 issuance of $50,000,000 for its direct loan program and a 2005 issuance for research and development projects. Pursuant to a 2000 constitutional amendment, the State has issued a first series of $50,000,000 of bonds for revitalization purposes that are also payable from State liquor profits. The maximum annual debt service on all state bonds payable from State liquor profits is $34,813,358 in Fiscal Year 2007.


Certain State agencies issue revenue bonds that are payable from revenues from or relating to revenue producing facilities, such as those issued by the Ohio Turnpike Commission. By judicial interpretation, such revenue bonds do not constitute "debt" under the constitutional provisions described above. The Constitution authorizes State bonds for certain housing purposes (issued by the Ohio Housing Finance Agency) to which tax moneys may not be obligated or pledged.


Litigation was commenced in the Ohio courts in 1991 questioning the constitutionality of Ohio's system of school funding and compliance with the constitutional requirement that the State provide a "thorough and efficient system of common schools". On December 11, 2002, the Ohio Supreme Court, in a 4-3 decision on a motion to reconsider its own decision rendered in September 2001, concluded (as it had in its 1997 and 2000 opinions in that litigation) that the State did not comply with that requirement, even after again noting and crediting significant State steps in recent years.


In its prior decisions, the Ohio Supreme Court stated as general base threshold requirements that every school district have enough funds to operate, an ample number of teachers, sound and safe buildings, and equipment sufficient for all students to be afforded an educational opportunity.

With particular respect to funding sources, the Court concluded in 1997 and 2000 decisions that property taxes no longer may be the primary means of school funding in Ohio.


On March 4, 2003, the plaintiffs filed with the original trial court a motion to schedule and conduct a conference to address compliance with the orders of the court in that case, the State petitioned the Ohio Supreme Court to issue a writ prohibiting that conference on compliance, and the trial court subsequently petitioned the Supreme Court for guidance as to the proper course to follow. On May 16, 2003, the Ohio Supreme Court granted that writ and ordered the dismissal of the motion before the trial court. And on October 20, 2003 the United States Supreme Court declined to accept the plaintiffs subsequent petition requesting further review of the case.

The General Assembly has taken several steps, including significantly increasing State funding for public schools. In addition, at the November 1999 election electors approved a constitutional amendment authorizing the issuance of State general obligation debt for school buildings and for higher education facilities. December 2000 legislation addressed certain mandated programs and reserves, characterized by the plaintiffs and the Court as "unfunded mandates."

Under the current financial structure, Ohio's 613 public school districts and 49 joint vocational school districts receive a major portion (but less than 50%) of their operating moneys from State subsidy appropriations (the primary portion of which is known as the Foundation Program) distributed in accordance with statutory formulae that take into account both local needs and local taxing capacity. The Foundation Program amounts have steadily increased in recent years, including small aggregate increases even in those Fiscal Years in which appropriations cutbacks were imposed.


School districts also rely upon receipts from locally voted taxes. In part because of provisions of some State laws, such as that partially limiting the increase (without further vote of the local electorate) in voted property tax collections that would otherwise result from increased assessed valuations, some school districts have expressed varying degrees of difficulty in meeting mandated and discretionary increased costs. Local electorates have largely determined the total moneys available for their schools. Locally elected boards of education and their school administrators are responsible for managing school programs and budgets within statutory requirements.

The State's present school subsidy formulas are structured to encourage both program quality and local taxing effort. Until the late 1970's, although there were some temporary school closings, most local financial difficulties that arose were successfully resolved by the local districts themselves by some combination of voter approval of additional property tax levies, adjustments in program offerings, or other measures. For more than 20 years, requirements of law and levels of State funding have sufficed to prevent school closings for financial reasons, which in any case are prohibited by current law.


To broaden the potential local tax revenue base, local school districts also may submit for voter approval income taxes on the district income of individuals and estates (and effective July 1, 2005, municipal income taxes that may be shared with school districts). Many districts have submitted the question, and income taxes are currently approved in 145 districts.

Original State basic aid appropriations for the 1992-93 biennium of $9.5 billion provided for 1.5% and 4.8% increases in the two fiscal years of the biennium over appropriations in the preceding biennium which were subject to State spending reductions for fiscal year 1992 of 2.5% of annual Foundation Program appropriations. There were no reductions for the 172 districts with the lowest per pupil tax valuations, and the reductions were in varying amounts with varying effects for the other districts. Foundation payments were excluded from the then Governor's spending reduction order for Fiscal Year 1993.

Biennial school funding State appropriations from the GRF and Lottery Profits Education Fund (but excluding federal and other special revenue funds) for recent biennia were:


..   1994-95 - $8.9 billion provided for 2.4% and 4.6% increases, respectively, in State aid in the biennium's two fiscal years.
..   1996-97 - $10.1 billion representing a 13.6% increase over the preceding biennium total.
..   1998-99 - $11.6 billion (18.3% over the previous biennium).
..   2000-01 - $13.3 billion (15% over the previous biennium).
..   2002-03 - $15.2 billion (17% over the previous biennium before the expenditure reductions).

..   2004-05 - $15.7 billion (3.3% over the previous biennium before the expenditure reductions).

State appropriations for the purpose made for the 2006-07 biennium are $16.3 billion (3.8% over the previous biennium), representing an increase of 2.0% in fiscal year 2006 over 2005 and 1.4% in fiscal year 2007 over 2006.

Those total State 2006-07 biennial appropriations exclude non-GRF and federal appropriations, but include appropriations from the GRF and the lottery profits education fund ("LPEF"). The amount of lottery profits transferred to the LPEF totaled $635,150,000 in fiscal year 2002, and $671,352,000 in fiscal year 2003, and $648,106,000 in Fiscal Year 2004 and $645,137,000 in fiscal year 2005.
Ohio's participation in the multi-state lottery commenced in May 2002. A constitutional provision requires that net lottery profits be paid into LPEF to be used solely for the support of elementary, secondary, vocational and special education purposes, including application to debt service on general obligation bonds to finance common school facilities.


In response to the 1997 Ohio Supreme Court decision holding certain provisions for local school district borrowing unconstitutional, the General Assembly created the school districts solvency assistance program. Beginning in fiscal year 1999, local school districts in fiscal emergency status as certified by the Auditor of State could apply for an advancement of future year Foundation Program distributions. The amount advanced was then deducted, interest free, from the district's foundation payments over the following two-year period. Six school districts received a total of approximately $12,100,000 in solvency assistance advancements during fiscal year 1999, with another six districts receiving a total of approximately $8,657,000 in fiscal year 2000. This solvency assistance program was held to be not in compliance with the Constitution by the Supreme Court. In fiscal year 2001, four districts received approximately $3,800,000 under a restructured solvency program. The program was further modified in December 2000 to allow districts that experience an unforeseen catastrophic event to apply for a grant. In fiscal year 2002, three districts received catastrophic grants totaling $2,569,970 and one district received a solvency advance in the amount of $421,000. In fiscal year 2003, three districts received solvency advances in the amount of $8,742,000 and no districts received catastrophic grants.

Legislation was enacted in 1996 to address school districts in financial straits. It is similar to that for municipal "fiscal emergencies" and "fiscal watch", but is particularly tailored to certain school districts and their then existing or potential fiscal problems. There are currently eight school districts in fiscal emergency status and twelve in fiscal watch status. New legislation has created a third, more preliminary, category of "fiscal caution." A current listing of school districts in each status is on the Internet at http://www.auditor.state.oh.us.


Ohio's 943 incorporated cities and villages rely primarily on property and municipal income taxes to finance their operations. With other subdivisions, they also receive local government support and property tax relief moneys from State resources. For those few municipalities and school districts that on occasion have faced significant financial problems, there are statutory procedures for a commission composed of State and local officials, and private sector members experienced in business and finance appointed by the Governor to monitor the fiscal affairs and for development of a financial plan to eliminate deficits and cure any defaults. (Similar procedures have recently been extended to counties and townships.) Fifteen municipalities and two townships are in "fiscal emergency" status and six municipalities in preliminary "fiscal watch" status.


At present the State itself does not levy ad valorem taxes on real or tangible personal property. Those taxes are levied by political subdivisions and local taxing districts. The Constitution has since 1934 limited the amount of the aggregate levy of ad valorem property taxes on particular property , without a vote of the electors or municipal charter provision, to 1% of true value in money, and statutes limit the amount of that aggregate levy without a vote or charter provision to 10 mills per $1 of assessed valuation (commonly referred to in the context of Ohio local government finance as the "ten-mill limitation").

Risk Factors Affecting the Oregon Fund


The following information is a summary of special factors affecting the Oregon Municipal Series (the "Oregon Fund"). It does not purport to be a complete description and is based in part on (1) the December 2005, Oregon Economic and Revenue Forecast prepared by the Oregon Department of Administrative Services, and (2) the November 8, 2005, Official Statement prepared for the issue of by the State of Oregon Department of Administrative Services of $14,615,000 or Oregon State Lottery Revenue Bonds, 2005 Series C (Taxable).


Oregon Economic Review and Forecast


Summary of Recent Trends. The third quarter initial estimate of job growth was for a 2.1% increase. This is the ninth consecutive quarter of positive job gains with six of the last seven quarters reporting job growth above 2.0%. On a Y/Y basis, job growth in the third quarter is still relatively strong at 3.1%. As the year comes to an end, 2005 will most likely have the strongest yearly job growth since 1997.

Total private non-farm employment increased by 2.7% in the third quarter. Overall, manufacturing recorded job gains but not all sectors added jobs. Metals and machinery and transportation equipment had solid gains while job losses were reported in wood products and computer and electronic products. In the service producing sectors, all areas reported job gains except for transportation, warehousing, and utilities and other services. Construction continued to post strong job gains with the fourth consecutive quarter above 7.0% growth. The government sector had a net decrease in jobs due to employment losses at all three levels of government.

The most recent Blue Chip Job Growth rankings place Oregon 7th in the nation for Y/Y job growth. Between September 2004 and September 2005, jobs increased by 48,500 or 3.01%. A year ago, Oregon ranked 8th.

Nevada's job growth continues at 1st in the country. California's job growth was slightly below that for the nation and ranks 18th. Idaho had job gains placing the state at 5th for the period. Washington experienced better job gains placing it at 12th among the 50 states. A year ago, California ranked 22nd, Idaho ranked 5th and Washington ranked 15th among the 50 states.

OEA's forecast for third quarter annualized job growth was 0.7% compared to the reported 2.1%. Unless noted otherwise, all percentage rates discussed below reflect seasonally adjusted annualized rates of change for the third quarter of 2005.

Total private employment gained 9,200 jobs from the second quarter for a 2.7% increase. Manufacturing increased by 2.6% while private non-manufacturing increased by 2.8%. The government sector lost 700 jobs for decline of 1.1%.

The job gains outweighed the job losses in manufacturing. Metals and machinery posted a 5.0% job growth while transportation equipment added 300 jobs for a growth of 6.4%. Job losses occurred in wood products with a decline of 1.8% and in computer and electronic products with a decline of 2.0%. The high tech manufacturing sector is still down by more than 9,500 jobs since the first quarter of 2001.

Non-durable manufacturing jobs increased by 9.4%. Food and kindred jobs were up slightly by 0.5% for the quarter. Other non-durable goods, which include paper and allied products, boosted jobs by 16.3%.

Within the private non-manufacturing sector, construction continued its gains over the last eight quarters with an 8.4% increase in employment. Financial activities increased jobs by 0.2%, leisure and hospitality grew by 1.3%, and retail trade employment rose by 3.3%. Educational and health services increase by 6.9% lead by a very strong 19.1% growth in educational services. During the second quarter, educational services declined by 6.6% and are slightly below the job level of a year ago. This quarter's strong growth is more likely due to seasonal factors rather than underlying strength in this sector. Notable declines in employment were in the transportation, warehouse, and utilities sector with a negative growth of 3.9%, and other services jobs, which include repair and maintenance, personal and laundry services, and religious, civic, and professional organizations, fell 2.9%.

Government sector employment decreased by 1.1% during the third quarter while Y/Y growth is up 0.9%. All three levels of government had job reductions. The federal government jobs were down 1.4%, probably a reflection of less fire fighting hiring during the critical summer months.

Short-Term Outlook

Overview. Recessions can be made milder by lowering interest rates and cutting taxes. Inflation can be reduced by slowing demand in the economy. On the other hand, hurricanes decide their own path and strength. The Gulf of Mexico and the rest of the U.S. were at the mercy of hurricanes Katrina and Rita. Coupled with the human tragedy of these events is the impact on the economy. As of late October, over 50% of oil and natural gas production in the Gulf of Mexico is still offline. This region accounts for around 28% of all U.S. crude oil production and almost 20% for U.S. natural gas production. Although we have recently (late October) seen gasoline prices retreat, the pre-hurricane demand pressures are still with us. The high price of gasoline promotes more production of gasoline, but with refinery capacity at a premium, the extra gasoline comes at the expense of less jet fuel, diesel, and home heating oil. There are no emergency reserves for natural gas, and though inventories are not too bad today, a colder winter could easily send prices up over 50%. Weather related disasters have two sides: destruction and rebuilding.

Global Insight projects the hurricanes impact to lower gross domestic product
(GDP) approximately half a percentage point the second half of 2005 but equally raise the first half of 2006 forecast by half a percentage point.

Although these storms are thousands of miles away from Oregon, the tremendous disruption on the U.S. economy will be felt here. Oregon will experience higher energy costs, input supply disruptions such as resin shortage to produce PVC pipes, and possible higher inflation and interest rates. The rebuilding phase will increase demand for wood products, freeze dried food, mobile shelters, and other building materials. But just as the impact on GDP is temporary, so will be the impact on Oregon. The risk is for the energy costs to stay with us while the demand for Oregon goods and services is short-lived.

The Lewis and Clark Expedition had to wait out a tough winter at Fort Clatsop before returning home. If Oregon can withstand this winter season, the economy should continue to grow through the rest of 2006 and into 2007, but at a slower pace than 2005.

OEA projects growth will remain positive but milder to reflect the forecast for a slowing economy at the national level. Although the third quarter saw a fairly strong increase in jobs, we forecast 0.6% for the fourth quarter of this year. Even with this milder fourth quarter growth, the annual average job growth for 2005 will come in at a robust 3.2% growth. Oregon will follow the milder outlook for the nation with annual average job growth forecasted to be 1.8% in 2006 and 1.4% in 2007.

The published forecasts made by OEA Conerly Consulting. Global Insight, Wells Fargo, and Economy.com project job gains and income growth. Most of those employment forecasts for 2005 are quite close as the year comes to end. Conerly Consulting has the strongest outlook for employment in 2005; Global Insight, Wells Fargo, and OEA have a relatively weaker outlook for employment in 2006. Once again, most forecasts for personal income are about the same for 2005. OEA's forecast is similar to Global Insight and Economy.com forecasts but believes income growth is relatively stronger given the state's composition of labor and past historical trends of income growth.

While OEA has higher income growth in the outer years, these growths are still below income growth rates experienced in the 1990's.

Manufacturing employment will repeat 2004 with a relatively solid growth of 2.8% in 2005. This sector is expected to slow in the outer years as capacity constraints and high labor costs reduce growth potential. Manufacturing is expected to be flat in 2006 and decline 0.9% in 2007. Employment will still be below average job levels of 2000.

Wood products employment will increase 2.4% in 2005. Job gains will soften with the economy with increases of 0.8% in 2006 and losses of 1.3% in 2007.

The sector that contains semiconductors, computer and electronic products will again show job gains this year with growth of 1.2%. Jobs are expected to decline 2.3% in 2006 and 3\\.\\2% in 2007. Our forecast horizon goes out to 2011 and job levels still fail to reach the peak year of 2001.

Transportation equipment will increase by 8.0% in 2005. The strong job gains will slow to 0.1% in 2006 and slightly decline with a loss of 1.4% in 2007.

Metal and machinery manufacturing will increase by 4.9% in 2005 following a healthy increase of 3.5% in 2004. Job gains should continue the next two years with increases of 2.4% in 2006 and 0.9% in 2007.

Private non-manufacturing jobs will increase 3.7% in 2005, 2.3% in 2006, and 1.9% in 2007.

Construction will have strong growth of 8.6% in 2005. This sector is expected to slow in 2006 with growth of 2.4%. Growth will be positive in 2007 at 1.7%.

Retail trade job gains have been improving and the average growth for 2005 will be 3.8%. Wholesale trade job growth will be stronger in 2005 with an increase of 2.7%. Retail jobs will increase by 1.6% in 2006 and 1.3% in 2007. Wholesale trade will see annual job growth of 2.3% in 2006 and 1.0% in 2007.

Professional and business services are seeing stronger growth after 2003. Job gains of 3.1% in 2005 will be followed by growths of 3.5% in 2006 and 3.3% in 2007. Health services have weathered the recession and jobs will grow 4.5% in 2005, 3.6% in 2006, and 2.6% in 2007.

Leisure and hospitality is finally shaking off the recession and geopolitical concerns and is projected to grow by 3.5% in 2005, 2.4% in 2006, and 1.8% in 2007.

Total government employment is expected to grow at 1.4% in 2005. The continued outlook is for growth rates of 0.8% in 2006 and 1.1% in 2007. State government revenues are improving but still face expenditure increases in areas such as health care. Job growth has bounced back from 2003 with job gains of 2.3% in 2005 followed by job growth of 0.8% in 2006 and 0.9% in 2007. Local government will fair better in the outer years with job growth of 1.4% in 2005, 1.0% in 2006, and 1.4% in 2007.

Population growth is expected to be slightly higher than the U.S. average, but much slower than the growth experienced in the mid-1990s. Slower but increasing growth will prevail over the next three years, with increases of 1.2% in 2005 and 2006, and continued growth of 1.3% in 2007.

Forecast Changes. OEA's December 2005 Oregon economic forecast calls for economic growth to continue through the next few years. The job gains follow the same path as our earlier forecast but are slightly raised throughout. Personal income is similar in timing to our earlier forecast and is also raised overall.

OEA's December 2005 Oregon economic forecast reflects a raising of both personal income and employment levels. The personal income increase is the result of the Bureau of Economic Analysis ("BEA") revised state numbers that substantially raised quarterly levels for 2002 through 2005. Part of the increases is due to higher revisions of other labor income and dividends, interest, and rent. The employment increase is based on stronger performance of the Oregon economy in the third quarter of 2005 and higher national forecasts in the outer years. The stronger 2005 employment levels produce a level shift in the outer years.

The forecast for total nonfarm jobs has been revised up 0.1% in 2005, 0.4% in 2006 and 0.4% in 2007. Although recent national economic growth has been slightly weaker than anticipated, third quarter job growth in Oregon has been stronger than anticipated. With the national employment picture forecasted to be marginally stronger in the outer years, the forecast adjustment is revised up slightly in 2005 and then a little bit higher in the next few years.

The wood products sector for 2005 is 0.2% higher than the September 2005 forecast. Third quarter job losses were less than projected and the national forecast showed a similar trend. The forecast is revised up 2.5% in 2006 and 5.3% in 2007. These forecast adjustments do not change the overall trend in the job outlook. Wood products jobs are projected to be relatively flat with a slight loss of employment through the forecast horizon.

The high technology sector forecast is relatively unchanged with increases of 0.1% for 2005. The adjustment reflects a stronger national forecast for the fourth quarter of 2005. The forecast was raised 1.2% for 2006 and lowered 0.5% for 2007, based on recent reports of improved sales forecasts and better capacity utilization. This sector is expected to be relatively soft through 2007 as it faces stiff world-wide competition and low-cost opportunities for offshore sourcing.

The information sector forecast is raised 1.3% in 2005, 1.9% in 2006, and 2.0% for 2007. This sector is gaining jobs faster than expected in 2005 resulting in a level shift up of the forecast.

Construction forecasts are raised by 0.8% in 2005, 1.5% in 2006 and 1.1% in 2007. Even though rising mortgage rates will dampen residential housing, increases in jobs and incomes will mitigate this effect. The higher numbers for the third quarter cause a level shift down in the outer years.

Retail trade was raised 0.4% in 2005, 0.6% in 2006, and 0.5% in 2007.

Personal Income Components. Personal income is forecast to grow by 6.1% in 2005, followed by growth of 6.2% in 2006 and 5.5% in 2007. Wage and salary income will grow 7.3% in 2005, 6.4% in 2006, and 6.1% in 2007.

Non-farm proprietors' income will grow 9.5% in 2005. Growth in this income component will slow to 6.8% in 2006 and 6.0% in 2007.

Per capita income in Oregon will stay below the U.S. average in 2005 through 2011. The Oregon economy will grow somewhat faster than the U.S. but personal income growth will be slightly weaker through 2007 and stronger in the outer years. But the relative strength of population growth will slightly pull down the per capita income measure for Oregon compared to the U.S. average throughout the forecast horizon.

Goods-Producing Sectors. This section along with Service-Producing Sectors is compiled from published reports including the publication, Around the State, from the Oregon Employment Department.

Spikes in lumber prices caused by natural disasters are nothing new. Following the one-two punch of Katrina and Rita, framing lumber prices rose by more than $150 per thousand feet in just two weeks. But markets are settling and prices are starting to retreat off of these spikes. The Random Lengths Composite Price (Random Lengths Publications, September 2005) for lumber was $396 per thousand feet, up from $360 in August but still below the $432 in September 2004. For the week of October 21, the lumber price has dropped back to $360. The strong demand in 2004 helped propel supplies through increased production and imports into the U.S. These strong supplies are still present even when matched with the increased demand from the hurricanes. Most mills in the Gulf of Mexico were back on line by mid-October. The Louisiana Forestry Association reports that damaged timber in the Gulf area available to be milled is around 21.1 billion board feet.

Mortgage rates have finally noticed that the Federal Reserve has been raising short term interest rates. The 30-year conventional mortgage rate has now climbed above 6.0% (as of late October). With a projected slowing of red-hot housing starts and remodeling activity, the Western Wood Products Association predicts a mild slowing of Western lumber production (this is a pre-Katrina forecast, but OEA believes it still reflects the direction for the industry). Coupled with possible slowing of housing starts, energy costs appear to be the reason for Boise Cascade's layoff of 70 employees at its La Grande sawmill at the end of October. This year and 2004 will be the best job growth years in over 15 years. With the slowing of the U.S. economy, rising mortgage rates, slowing housing starts, and continued pressure from imports, the wood products sector will see a much softer 2006 and a return to job losses in the outer years.

The high technology sector will perform better in 2005 than analysts had previously predicted. Semiconductor sales were up 5.8% through the first three quarters of this year compared to the same time period of 2004. The book-to-bill ratio dipped in September but remains above 1.00 for the second consecutive month after rising each month since last February. The World Semiconductor Trade Statistics predicts that the worldwide chip market will grow 5.8% for 2005, followed by 8.0% growth in 2006 and 10.6% growth in 2007. The single digit growth is a signal of softness in this sector. LSI Logic is shifting all chip production to Asia, immediately impacting 90 employees of its 630 workforce in Gresham and plans to sell their facility. Slowing is also expected in the video display industry. InFocus Corporation plans to layoff 46 workers at its Wilsonville headquarters and Pixelworks Inc. will reduce staff by 36 at its Tualatin headquarters. Lattice will reduce its 1,000 workforce by 12% to 14% but the impact is expected to be small at its facility in Hillsboro. At the same time, Intel plans to open a new building on its Ronler Acres campus. This sector will see a slowing into 2006 with softer job markets.

The rising price of gasoline (and more recently, diesel) and interest rates are starting to impact the transportation equipment manufacturing sector. After nine consecutive quarters of above 5.0% job gains, three quarters of which were double digit growth, this sector is starting to slowdown. The Recreational Vehicle Industry Association reports factory-to-dealer shipments of RVs declined 0.6% during the first eight months of 2005 over the same period a year ago. Monaco Coach Corporation will layoff 120 workers at its Oregon facilities. Freightliner LLC has postponed its corporate expansion in North Portland and will layoff 260 workers. On the positive side, the machinist strike at Boeing in Gresham is over and Epic Air in Bend plans to increase its workforce by 150 employees. The hurricane damage in the Gulf of Mexico has resulted in temporary increases in orders for emergency shelters from recreational-vehicle manufacturer Forest River in Dallas. The outlook is for relatively flat growth compared to the strong growth of the last two years.

Metals and machinery manufacturing has been growing strongly since the fourth quarter of 2003. Higher energy costs and overseas competition is placing pressure on this sector. Neilsen Manufacturing Inc. of Salem, a maker of precision metal products for the high technology industry, will reduce their workforce of around 175 workers down to 50 employees. An instance of increased demand comes from Ecklund Industries which is expanding its metal fabrication facility in Eugene. Overall, we expect this industry to follow the U.S. sector with mild growth through 2007.

Employment in food processing is forecast to decrease 0.4% in 2005, 1.8% in 2006, and 0.8% in 2007. This sector is quite volatile from intense competition and consolidations that can add or subtract workers in any given period. Seneca Foods Corporation in Salem will reduce its workforce by 56 jobs. Columbia River Processing in Boardman is doubling the size of its production capacity and initially hiring 20 additional workers. The hurricanes in the Gulf of Mexico have temporarily increased demand at Truitt Bros. Inc. in Salem for the company's shelf-stable foods. Disaster relief has also increased orders at Oregon Freeze Dry in Albany. This sector should maintain a relative constant job level over time but subject to wide swings in employment.

Construction employment is projected to slightly decrease in the fourth quarter, but the 2005 year growth will still be a strong 8.6%. Job growth is expected to slow to 2.4% in 2006 and 1.7% in 2007. With mortgage rates pushing above 6.0%, the housing market should slow down. On the other hand, transportation projects, public works, and commercial structures should keep construction growth positive. Hoffman Construction of Portland is building the Madras prison facilities with up to 400 workers when building at full capacity.

While the residential side may be slowing, the non-residential market is beginning to brighten. The industrial and office sectors in Oregon continue to see improvements. Grubb & Ellis reports office vacancy rates in the Portland metro area dropped significantly in the third quarter of 2005 to 12.7% from 16.9% in the first quarter of 2004. Net absorption rates have been positive since the second quarter of 2003 (net absorption rates measure the change in occupied space from one time period to the next). The vacancy rates for the industrial market in the Portland metro area have dropped eight consecutive quarters and stand at 7.19% in the third quarter of 2005. Construction projects are taking place across the state mainly in the area of retail and small residential mixed-use developments. Public sector projects continue to rise, especially as the Oregon Department of Transportation ramps up bridge and road replacement and repairs. Given the strong growth of this sector the last two years, milder growth will keep construction employment at an all-time high.

Service-Producing Sectors. Trade, transportation, and utilities sector employment will increase at the end of 2005 at 3.4% followed by 1.8% in 2006 and 1.4% in 2007. U.S. retail sales grew a very modest 0.2% in September following a decline of 1.9% in August, on a month-to-month basis. Auto sales are mainly responsible for the softness. Excluding auto sales raises August retail sales to 1.0% and September retail sales to 1.1%. Even excluding the high price gasoline sales, August and September still rose a healthy 0.6%. While continued gains in jobs and incomes is supporting consumer spending, higher energy prices and rising interest rates are squeezing household budgets.

Retail expansions continue throughout most of the state, though some consolidations are present such as the closure of the Mervyns store at Washington Square in Tigard. Construction has started on the Lowe's distribution center in

Lebanon that is expected to hire 400 employees over the next two years. Nike may see increased competition from the proposed merger of Adidas and Reebok. PacificCorp plans to layoff 47 people associated with corporate support in Portland and Salt Lake City, Utah. In a rare good news item on energy, Bonneville Power Administration has reduced wholesale power rates by 1.6% at the start of October. Portland International Airport reports a record month in September with close to 1.2 million passengers. Fiscal year air passenger levels are just shy of the fiscal year that preceded the terrorist attacks in 2001.

The information sector, which includes traditional publishers such as newspapers and publishers of software, is expected to follow the state economy. U.S. Cellular will close its call center in Medford this November impacting 160 employees. Displaced workers are reported to be picked up by Harry and David and Sprint Call centers. This sector has been very slow to rebound with continued job losses in 2004. That has changed for 2005 with a projected yearly growth of 4.5%. Mild growth will return at 1.5% in 2006 and growth of 1.6% in 2007.

Mortgage originations increased 10% in the first half of 2005 compared to the second half of 2004 according to a survey conducted by the Mortgage Bankers Association. The rapid price appreciation of homes with rising mortgage rates has increased the issuance of non-traditional mortgages such as Interest-Only, Options ARM, and Alt-A. Mortgage originations have also expanding in the subprime market - lending to relatively risky borrowers. If the housing price appreciation comes to an end, all this mortgage activity could lead to a credit correction. Meanwhile, banks in the Pacific Northwest have enjoyed strong earnings during the first six months of 2005. With the outlook for housing starts to slow and mortgage rates to further rise, the financial activities sector will experience slower growth going forward. Annual employment is expected to increase by 1.8% in 2005, 0.5% in 2006, and 1.4% in 2007.

Professional and business services are projected to finish 2005 with 3.1% growth. Call centers continue to dominate the news in this sector. While most report expansions, Metro One Telecommunications of Beaverton has lost Nextel Communications as a major client which led to layoffs of 38 employees and possibly more job cuts to come. Affiliated Computer Services Inc. is hiring for two call centers in the Portland area. Increased construction for public works and transportation projects has increased the demand for engineering and project managers. Express Personnel Services in Tualatin has more than 100 job openings. Hire Calling Holding Company in Medford has seen a 12.5% increase in demand for employees. Job growth is projected at 3.5% in 2006 and 3.3% in 2007.

Education and health services will grow 3.8% in 2005, 3.2% in 2006, and 2.3% in 2007. Health service was one of the few sectors to add jobs through the recession. Construction and expansion of several hospitals is under way. Harney District Hospital plans to build a new hospital building starting at the end of October. Gresham Rehab and Specialty Care is reported to offer signing bonuses for nurses.

Leisure and hospitality is projected to increase employment by 3.5% in 2005, 2.4% in 2006, and 1.8% in 2007. AAA Auto Club of Oregon reports that gasoline prices have fallen 17 cents from a month ago (October 25) but are still up 60 cents from a year ago. Driving during the upcoming holiday season may be curtailed as households adjust to higher gasoline prices that have persisted throughout most of 2005. Whether this impacts destination resorts is in question, but high gasoline prices did not appreciatively impact automobile travel during the Labor Day holiday. Restaurants and hotels continue to open, especially in the upper and lower Willamette Valley, Medford and Bend areas.

Growth in the government sector will increase by 1.4% in 2005. Tax revenues have improved following the recession, but expenditure growth is still putting pressure on budgets. The outlook for federal jobs is weak due to the winding down of military expenditures and future spending cutbacks related to the increased federal deficit. A decision to keep the Oregon Air National Guard's 142/nd/ Fighter Wing in Portland avoids the loss of several hundred jobs. The Portland branch of the Federal Reserve Bank of San Francisco is moving 70 of its 122 employees to a smaller location. The other employees will be laid off or reduced through attrition. Local governments are slowly adding back teachers but levels are still below pre-recession numbers. The government sector is expected to increase jobs by 0.8% in 2006 and 1.1% in 2007.

Alternative Scenarios. The baseline forecast is our projection of the most likely outcome for the Oregon economy. As with any forecast, other scenarios are possible. The economy could either under or over perform relative to our baseline forecast. We broadly call these forecasts the Optimistic and Pessimistic scenarios. While we attach the highest probability to the baseline forecast, these other outcomes are within the realm of possibilities.

The outlook for the U.S. economy has a direct influence on the outlook for the Oregon economy. A survey of the Governor's Oregon Council of Economic Advisors ("OCEA") outlook for the U.S. economy was conducted during the month of October 2005. Members were asked to compare their outlook with that of forecaster Global Insight, whose forecast forms the basis for OEA's Oregon economic model. Global Insight provides alternative forecasts to their baseline forecast that we label "Optimistic" and "Pessimistic." Essentially, the optimistic forecast has stronger growth in the next few years while the pessimistic forecast has weaker growth for the same period.

The Governor's OCEA perceives higher risks to the U.S. economy compared to Global Insight. Of special note is that while Global Insight attaches 0.0% chance of recession, OCEA assigns a small probability of 5.0%. This heightened view of risks in the next few years is reflected in OEA's forecast for the Oregon economy.

The alternative scenarios set boundaries around our baseline forecast that incorporate the risk assessment for the national economy by the Governor's OCEA. The boundaries are constructed to reflect Global Insight's and OCEA's views that the risks are not symmetrical and that they are relatively higher in the low (pessimistic) than the high (optimistic) scenarios./1/

The alternative scenarios for the national economy and their possible impact on Oregon are described below:

Optimistic Scenario: The national economy performs better than anticipated. Six areas are responsible for the stronger growth: productivity strength, high foreign growth, stronger business investment, lower federal budget deficit, stronger housing starts, and a lower price for oil. Productivity strength is helped along through continued growth of business spending on information technology and other capital upgrading. Businesses are in a better position to still reap profits without having to appreciatively raise prices. Along with an abatement of rising oil prices, inflation stays in check allowing the Federal Reserve to ease off the raising of interest rates. The stronger dollar also helps on the inflation front by keeping import prices relatively low and constrains businesses in the U.S. from raising prices.

World economies grow faster than anticipated and boost stronger exports even in the face of a stronger dollar. Relatively lower interest rates with a stronger economy keeps construction activity higher. These national trends are especially beneficial to growth in the Oregon economy. Manufacturing employment increases more rapidly compared to the baseline forecast. The non-manufacturing sector is pulled along with the expanding economy. The impact builds into 2006. The Oregon economy continues with stronger growth until the end of 2006 and settles into a sustained growth period into 2007, which is still higher than the baseline projection.

Pessimistic Scenario: The national economy underperforms compared to the baseline forecast. The main culprit is accelerating inflation. At the root of the inflation is high demand for raw materials, doubling of oil prices, weak domestic capacity expansion, and continued fall in the dollar. Production capacity is tighter than measured and continued advances in technology make current idle capacity obsolete. Pressure is placed on prices to rise. Couple this situation with oil prices rising faster than baseline and a weaker dollar, inflation and interest rates rise sooner and faster than the baseline scenario. The Federal Reserve moves to fight inflation and raise interest rates. At the same time, the housing market experiences a more severe correction with prices falling more than 20% by early 2007 and larger drops in housing starts and related residential consumption (construction, building materials, home furnishings, etc.). With foreign demand weaker, exports are also softer. Businesses react by slowing investments and consumers pull back spending. Both profits and the stock market soften in 2005 and further in 2006. Oregon businesses follow suit and slow down hiring to reflect the slower economic activity. The scenario does not result in a recession. The expansion underway is put on hold through 2008. As Federal Reserve policies take hold in 2007, inflation should start to lessen and the economy marginally improves in late 2007 and early 2008.

The December 2005 forecast for the next few years is a balanced look at prospects for the future. It is our "base scenario" or most likely outcome of the future. Nevertheless, risk factors can push economic activity stronger or weaker. At this point, OEA deems that the risks are not balanced; they are tilted toward more downside than upside, at least in the near term. In other words, risks are biased toward a milder growth scenario compared to our baseline forecast. The risks, of course, could change going forward as conditions change and certain risk factors are resolved, becoming part of the baseline assumptions.

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/1/ The model is subjected to random errors using "stochastic" techniques. From this stochastic simulation, the resulting residuals of the model are matched to these random errors and constrained to fall within certain confidence levels. To reflect the greater risk associated with the Pessimistic scenario, OEA sets a "confidence" band of 97.5%, meaning that "pessimistic" (lower) outcomes occur only 2.5% of the time, a more stringent criteria. OEA sets a 92.0% "confidence" interval for the Optimistic scenario, implying that "optimistic" (higher) outcomes occur only 8 percent of the time, a less stringent criteria. The higher probability for the Pessimistic scenario (97.5%) allows for an outcome to deviate further from the baseline forecast than an outcome from the Optimistic scenario (92.0%).

Forecast Risks. Katrina and Rita remind us that unforeseen events, be they acts of nature or geopolitical turmoil, can have profound impacts on the economy. Disruptions at Gulf of Mexico drilling platforms and refineries sent the price of oil and natural gas skyward. Although the prices of oil and gasoline have retreated, the prices are still around 50% higher than at the start of this year. Households are likely to face natural gas prices that are 50% higher this winter heating season. With savings rates approaching and reaching zero, consumers will feel a tightening squeeze on their budgets. The short jump up in inflation to 5% in the third quarter is well above the 3.6% gain in personal income. And with impending anticipation that housing prices will soon stop their aggressive appreciation, there is little room for households to maintain their spending on non-energy related goods and services.

There is light at the end of the tunnel. Every cloud has a sliver lining. We are told that the impacts from Katrina and Rita are short term; the downside of destruction is matched by the upside of rebuilding. As more platforms and refineries are brought back online we should see further drops in oil and gasoline prices. The effort to refine more gasoline has indirect effects to lessen the production of heating oil, jet fuel, and diesel, further pushing up their prices. The outlook is not so encouraging for natural gas, but even here, as pipelines are reopened, supply should improve relative to demand.

The major risks now facing the Oregon economy are:

..   Geopolitical risks. Uncertainty still surrounds the transition in Iraq, tensions with North Korea and Iran, and heightened security risks. All weigh heavily on businesses and consumers. Disruptions in travel, oil supplies, and consumer confidence could be severe. The drop in business activity could be deeper if this uncertainty persists or if the transition out of war goes badly for the U.S. The winding down of military expenses will not greatly impact Oregon. There is also an upside risk that transition issues go more smoothly than anticipated and stability in the
    Mid East provides a stimulus to the economy that is stronger than forecast.
..   Inflation and Federal Reserve Bank reactions. A growing economy with surging energy costs is a recipe for inflation. Faster inflation than forecasted may force the Federal Reserve to raise interest rates more quickly and to higher rates. This action could slow the U.S. economy and in turn slowdown the Oregon economy.
..   Falling U.S. Dollar. As the dollar depreciates against other foreign currencies, U.S. exports are promoted. Oregon's manufacturing sector has a large dependency on international markets. If the U.S. dollar falls too quickly, this could harm Oregon's trading partners, weakening their economies and lowering their demand for Oregon products. For the moment, the dollar has crept up against other currencies and the 2.1% revaluation of the Yuan may be too small to greatly assist Oregon exports. In the end, a controlled lowering of the U.S. dollar is most beneficial to the Oregon economy.
..   A sharp and major stock market correction. This would slow consumer spending. Lower stock prices could also limit the ability of businesses to raise necessary capital in the equity markets.
..   A possible collapse of the housing market. The extremely low interest rates have caused a boom in home refinancing. As this activity matures and interest rates begin to raise, the added boost to consumer spending may also slow. Any drop in home price appreciations coupled with a large drop in mortgage refinancing could slow down consumer spending. Continued gains in personal income will be needed to keep consumer spending from falling.
..   Rising regional energy prices. More businesses may slow production and lay off workers. Natural gas prices have risen the past few months adding to production costs. Oil prices have crossed above $70 per barrel and have retreated to $60, still a relatively high price. A Goldman Sachs report suggests the possibility of a super-spike', sending the price of oil over $100 per barrel. The recent devastation from Hurricane Katrina could prove to be more serious to the US energy sector than previous natural disasters. Roughly thirty percent of the nation's oil supply and over a fifth of the natural gas supply move through the Louisiana area and the estimated closure of production capacity is 95%. The near term disruption on gasoline and natural gas prices could be dramatic, with the Goldman Sachs report becoming a more probable outcome. Regionally, electricity generation may move towards natural gas powered turbine engines as the drought impacts the availability of hydro generation. Higher electricity prices could result from being pegged to natural gas prices.
..   PERS and possible state and local government budget shortfalls. The Oregon
    Supreme Court overturned two major reforms but upheld the Settlement Agreement. The Court did not rule out future Legislative reforms to
    Oregon's Public Employee Retirement System ("PERS"). Although the 2005-2007 biennium appears to need only small additional expenditures, state and local governments may need to increase taxes, reduce services, and/or increase bond financing in the future to cover potential unfunded liabilities for PERS. If increases in unfunded liabilities lead to increased tax rates, this could lead to a substantial negative impact on Oregon's economy. To the extent that spending cutbacks hit education and public infrastructure, the state could suffer longer-term impacts.
..   Initiatives, referendums, and referrals. The ballot box brings a number of unknowns that could have wide-
    sweeping impacts on the Oregon economy. The passage of Measure 37 could bring dramatic changes to land use regulation. A Marion County court recently struck down Measure 37. That action will lead to appeals. Claims Under Measure 37 are now on hold. The future of Measure 37 is uncertain, as are the impacts from prospective Measure-37 compensation or lifting of land use restrictions.
..   The recovery for semiconductors, software, and communications could be much slower than anticipated. Continued outsourcing of manufacturing could slow growth in this region. Recent commitments to move research out of the country would be very harmful to Oregon's high technology sector.

The major upside opportunities now facing the Oregon economy are:

..   Sharp reduction of oil prices. Oil prices are being pushed above market equilibriums by disruptions stemming from political turmoil to extreme weather. Once these factors settle down and supplies increase, oil prices could fall much further than currently anticipated.
..   Recovering business and consumer confidence. The transition out of the war in Iraq could accelerate. Rising confidence can help boost spending and hiring. Spillover effects to the stock market would reinforce the economic recovery.
..   Controlled growth of China and India. China and India may successfully manage their economies to be more stable and still strong. This should stabilize commodity price volatility while promoting Oregon exports.

The December 2005 forecast for the next few years is a balanced look at prospects for the future. It is our "base scenario" or most likely outcome of the future. Nevertheless the risk factors described above can push economic activity stronger or weaker. At this point, OEA deems that the risks are not balanced; they are tilted toward more downside than upside, at least in the near term. In other words, risks are biased toward a milder growth scenario compared to our baseline forecast. The risks, of course, could change going forward as conditions change and certain risk factors are resolved, becoming part of the baseline assumptions.

Extended Outlook. The Oregon economy grew slower than the U.S. economy in 1998 through 2003. This had not occurred since 1985. Between 2005 and 2011, the U.S. economy is expected to have even slower growth than the slow growth expected in Oregon. Employment growth in Oregon will be slower than the mid-1990s.

The slower economic growth of 1998 through 2003 also slowed the growth of Oregon per capita income and average wages. The devastating 1980-82 recession slowed the growth of incomes and wages until 1986. As the Oregon economy became more industrially diversified, per capita income and wages grew faster than the nation as a whole. Even though the Oregon economy is projected to grow faster than the nation after 2004, per capita income and average wages are not expected to keep up with the national average. Although the recent period of prosperity has raised these two measures, they have yet to reach their previous peaks of 1978.

The key factors that will fuel the state's long-term growth are:

..   Recovery in the semiconductor industry: Increasing demand for computers and communications equipment, and a related increase in orders, will bring some relief to the excess capacity in the industry. The needs of the Internet should fuel greater demand. The strength in the industry will allow previously announced investment plans by major companies to be carried out in the 2006-2008 period.
..   Export growth and rising commodity prices: Global recovery of economies will increase demand for Oregon commodities, finished and capital goods. Oregon is well positioned for trade with Asian countries. Rising commodity prices will benefit agricultural and timber producers in the state.
..   Rising Federal Deficit and Outstanding Debt: Tax breaks to help the economy out of recession, defense spending, relief spending with hurricanes Katrina and Rita, and the unfounded outlook for health care and social security have created an imbalance between spending and tax revenues, creating a possible higher inflation environment with higher interest rates. Corrections of this imbalance include reduced federal services and/or higher taxes. This dampening effect on the national economy would in turn dampen the Oregon economy.
..   Continued strength in domestic markets: Continued economic growth in
    California and other major domestic markets will fuel demand for Oregon products.
..   Business costs advantages: The Oregon economy will benefit from a comprehensive energy plan. Efforts which have long been in place for electricity planning should extend to all energy sources. If the plan can assure businesses of an abundant, reliable, and relatively inexpensive supply of electricity and other sources of energy, the state (and Pacific Northwest) will continue to have a relative energy advantage over other regions. If recent price hikes for electricity and natural gas surpass those for other parts of the country, Oregon could lose this cost advantage. Oregon has other business cost advantages, such as lower workers' compensation rates
    and multi-modal transportation options compared to other states. Equally important is an educated work force that contributes to productivity.
..   Environmental issues: Salmon protection measures, Portland Super Fund, and other issues could change the economic landscape.
..   Affordable housing: If housing costs rise faster in Oregon than in the rest of the nation, companies will face increased difficulties recruiting workers. Over the last five years, California, Washington, and the nation as a whole have experienced rising housing costs compared to Oregon. If Oregon can maintain a relative cost advantage in housing, this factor will be attractive for firm location.
..   Biotechnology and Nanotechnology: These sectors are seen by many as the next growth industries. Portland and the state have launched funding plans to promote the biotechnology sector. The platform for the Oregon Business Plan includes nanotechnology as an emerging field for the state. It is too early to tell if these are the next growth industries and the returns that they may bring.
..   Sustainable development: Centered in the Portland area, this movement in building practices is spreading throughout the U.S. Uncertainty surrounds the number of new jobs associated with this movement, but it may allow gains in market share for construction and consulting firms in Oregon.
..   Quality of life: Oregon will continue to attract financially secure retirees. Companies that place a high premium on quality of life will desire to locate in Oregon.

Oregon Index of Leading Economic Indicators ("OILI"). Since November 2003, the Oregon Economic and Revenue Forecast report has included analysis based on the OILI. The OILI applies the Conference Board's methodology for the U.S. National Leading Index to Oregon-specific components. The OEA anticipates potential changes in these index components over time as Oregon's economy evolves and new and better predictors of economic activity emerge. While it does not measure the magnitude of this economic activity, the Index can identify the direction of future trends. The OILI is therefore a useful supplement to Oregon's economic forecast.

The OILI contains ten components related to business decisions and conditions that tend to trigger an expansion or contraction: 1) national Semiconductor Book-to-Bill Ratio, 2) Oregon residential building permits, 3) Institute for Supply Management's ("ISM") national index, 4) interest rate spread (10-year treasury bond less Federal Funds Rate), 5) the University of Michigan ("UM") Consumer Sentiment Index, 6) total withholding for Oregon employees, 7) the Federal Reserve Bank of Atlanta Dollar Index (Pacific Excluding Japan),
8) Oregon new business incorporations, 9) Oregonian help wanted index and
10) Oregon unemployment initial claims.

The OILI uses component data from January 1995 to July 2005, and Oregon non-farm employment data for the same period is used as a proxy for general economic activity. According to the non-farm data, the Oregon economy experienced two downturns over the index period: one occurred from mid-2001 to mid-2002, and the second occurred in late 2002 and continued through the end of June 2003. While a "double-dip" recession has not been officially recognized, the second period of Oregon employment contraction late in 2002 is consistent with the jobless recovery observed nationally.

Measured against these employment trends, OILI provides four signals in all:
OILI signals the first Oregon recession with a considerable ten-month lead and gives a three-month leading signal on the second recession. The remaining two signals, one in 1995 and a second in 1998, give false indications of economic change that possibly reflect an unusual influence on individual components. The 1995 signal, for example, occurs at the start of the data set where outlying numbers are likely, and the 1998 signal roughly corresponds with the Asian Financial Crisis, not altogether an unexpected error given Oregon's ties to eastern trading partners.

For the six months ending in September 2005, the Oregon Index of Leading Indicators/2/ fell an annualized 2.0%, following a revised 0.8% decline in August. The Index has been mildly negative for twelve of the past thirteen months. Annualized employment growth of 1.7% for the six months through September is a decrease from the prior month's 2.6% reading.

The negative reading is dually driven by narrowing in the interest rate spread and a sharp drop in consumer sentiment. A decline in housing permits and a rise in the dollar provided additional contributions. Increases in the book-to-bill ratio and the purchasing manager's index were the major contrary indicators, along with a decrease in unemployment insurance claims.

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/2/ The OILI applies the Conference Board's methodology for the U.S. National Leading Index to Oregon-specific components. The ten components incorporated in the OILI include: Institute for Supply Management's purchasing managers index, spread between 10-year treasury bond and Federal Funds rates, University of Michigan consumer sentiment index, Oregon withholding, Federal Reserve Bank of Atlanta Dollar index (Pacific excluding Japan), new Oregon incorporations, Oregonian help-wanted index, and initial Oregon unemployment claims.

Revenue Forecast

2005-07 General Fund Revenue Forecast. The December 2005 forecast for 2005-07 General Fund revenues exhibits considerable revisions relative to the prior forecast. Since the onset of economic recovery in late 2003, Oregon income and tax payments have experienced significant growth. Personal income tax and corporate income tax grew 16.8% and 52.4%, respectively, for the 2003-05 biennium, well above long-run averages. This is indicative of the rebound that normally occurs following a recession. At some point, excess capacity and pent up demand play out and the more moderate economic growth associated with long-run expansion ensues. Prior forecasts were predicated on the assumption that this transition would occur in the middle of 2005. This moderation scenario was supported, in addition to historical precedent, by rising energy costs and interest rates, which would be expected to inhibit consumer and business spending. The latest available information suggests that the recovery phase of this business cycle will last a quarter or longer than previously expected, resulting in stronger income and tax estimates for 2005. Given similar long-term growth assumptions to prior forecasts, these revisions produce uniformly higher income tax projections in future years.

The forecast for General Fund revenues for the 2005-07 biennium is $11,654.0 million, an increase of $317.8 million over the September 2005 forecast. As explained above, the revision is almost entirely due to increases in anticipated personal and corporate income tax. The current forecast is $327.3 million above the 2005 Close of Session forecast.

The latest revenue forecast for the current biennium represents the most probable outcome given available information. The Office of Economic Analysis ("OEA") feels that it is important that anyone using this forecast for decision-making purposes recognize the potential for actual revenues to depart significantly from this projection. Actual revenues are fairly likely to fall within 4.0% of the forecast produced at this point in the biennium, and are highly likely to deviate no more than 8.0%. The section headed Forecast Risks discusses explicit risks that might cause actual revenues to differ substantially from the forecast.

The beginning balance for the current biennium, which amounts to resources carried over from the prior biennium, equals $301.2 million. This is $55 million lower than the estimate for the prior forecast. While revenues are known for the 2003-05 biennium, agencies can expend appropriations for six months following the end of the biennium as long as the expenses are related to activity that occurred prior to June 30/th/. Thus the true beginning balance will not be available until after December 31/st/. Given the revised figure, available resource for the biennium total $11,955.2 million. Excluding anticipated expenditures of $11,493.7 million, the projection for the 2005-07 ending balance is $461.5 million.

Personal Income Tax. Personal income tax receipts totaled $1,098.4 million for the quarter ending September 30, 2005, surpassing the latest forecast by $58.6 million. Withholding was the primary cause of the forecast error, exceeding forecast by $36.7 million. Withholding collections of $914.4 million were 6.8% higher than in the first quarter of fiscal year 2005. Estimated payments beat the forecast by $10.4 million and were up 22.4% on a year-over-year basis.

Final payments increased 16.8% from the prior year figure while refunds fell 9.4%. The net difference was $10.4 million above the forecast. Lower refunds were due in part to the implementation of new personal income tax return processing software at the Department of Revenue, which caused a delay in processing returns during the changeover. Refund distributions were back up to normal speed by mid-September.

For the September forecast, growth in withholding and estimated payments was expected to moderate relative to the sizable increase experienced in 2004 and the first half of 2005. These expectations coincided with easing in employment and income growth as exhibited in the economic forecast. Withholding growth of 6.5% and estimated payment growth of 18.5% have continued into early fourth quarter of 2005, resulting in an increase in the projection for tax year 2005 personal income tax liability. Expectations for income and liability growth in 2006 and beyond remain virtually unchanged. As a consequence, the forecast for personal income tax collections in 2005-07 is up $220.1 million to $10,355.7 million.

The forecast for General Fund revenues excluding corporate income tax, which is the basis for the personal kicker calculation, now exceeds the Close of Session estimate by 2.2%. The projected personal kicker surplus, which would be distributed in the form of refund checks during the Fall of 2007, amounts to $240.2 million.

Corporate Income Tax. Corporate income tax collections amounted to $118.0 million for the first quarter, $35.8 million above the September forecast. The variance from the forecast was the result of higher-than-anticipated advance payments, which exceeded forecast by $34.7 million. Final payments on prior tax year liability were slightly below forecast at $15.0 million. Refunds were $2.0 million higher than projected. Net corporate receipts for the quarter were 31.1% above the prior year figure, marking the third consecutive quarter of double-digit growth. Strong growth is expected for the second fiscal quarter, after which $101.0 million in kicker credits for tax year 2005 are expected to reduce collections in subsequent quarters.

Increased corporate tax liability estimates for tax years 2004 and 2005 lead to an increase in the forecast for corporate income tax collections for the 2005-07 biennium of $87.1 million. The latest forecast totals $586.2 million, which at $86.1 million above the 2005 Close of Session forecast is well in excess of the kicker threshold and would result in a kicker credit of a like amount for tax year 2007.

Non-income Tax Revenues. Revenue for non-income tax sources equals $712.2 million for the biennium, $10.6 million higher than projected in the September forecast. These sources account for 6.1% of total projected revenue in 2005-07. Estate taxes, liquor apportionment, interest earnings, and miscellaneous collections all experienced significant upward revisions. As a result of the retaliatory component of Oregon's insurance tax code, which declines as Oregon corporate tax liability increases, projected insurance taxes for the biennium have been reduced by $13.5 million. Anticipated corporate filing fees are also lower than the previous forecast.

Extended Forecast Outlook. The extended revenue forecast becomes more difficult to interpret due to kicker distributions projected for the 2007-09 biennium. As discussed in the previous section, stronger estimates for 2005 personal and corporate tax liability result in higher income tax projections through the forecast horizon. Excluding the effect of kicker distributions, growth in General Fund revenues beyond 2005-07 is roughly similar to recent forecasts.

For the 2007-09 biennium, total General Fund revenues amount to $12,655.5 million. $326.3 million in kicker refunds and credits result in revenue growth of 8.6 percent, compared to approximately 11.5% increases for the prior two biennia. Personal income tax collections equal $11,377.7 million, while corporate income tax totals $566.2 million. Other revenues of $711.6 million are roughly equal to the prior biennium's figure.

General Fund revenues will reach $14,423.2 million in the 2009-11 biennium, an increase of 14.0% relative to the previous biennium. Personal income taxes rise 14.5% to $13,032.8 million. Corporate income taxes total $644.2 million, which is roughly equal to collections in 2003-05 due to tax law changes and very mild long-term growth projected for corporate profits. Other sources of revenue exhibit modest growth of 4.8%, totaling $746.1 million for the biennium.

Tax Law Assumptions. The revenue forecast is based on existing law, including actions signed into law during the 2005 Oregon Legislative Session and more recent federal legislation. Routine adjustments are made to the forecast to account for legislative and other actions not factored into the personal and corporate income tax models. These adjustments can include expected kicker refunds, when applicable, as well as any tax law changes not yet present in the historical data.

Beginning with the May 2003 forecast, the manner in which tax law changes are factored into the revenue forecast changed. In the past, legislative impact estimates were characterized at the point of collections. However, tax laws are directly related to tax liability for given tax years. In fact, the original tax law impacts developed by the Legislative Revenue Office are characterized at the point of liability and irrespective of the timing of receipt. Given the focus on taxable income and liability in the personal and corporate income tax models, incorporating tax law changes as adjustments to the liability forecast proved far easier to administer and more intuitively accessible.

A rough rule of thumb for personal income tax is that nearly all collections activity on a given tax year occurs between the start of the tax year and June of the following year. Modest payment and refund activity continues for years thereafter, but with only a marginal net impact on revenues. Corporate income tax is more difficult in that corporations do not have a standardized tax year. A corporate tax year is signified by the calendar year in which the corporation's fiscal year begins. The rule of thumb is that the majority of corporate collections on a given tax year will be received in the state fiscal year that begins July 1 of that year.

Forecast Risks. The revenue forecast presented herein constitutes a guideline for budgetary purposes. Variation above or below this forecast is to be expected, although OEA strives to minimize the magnitude of this variation by investigating new data resources and methodological approaches and regularly consulting with experts from the economics, financial, and accounting communities.

The following are major factors that could cause actual revenues to deviate from this forecast by a significant degree:

..   Personal income tax is expected to account for ninety percent of General
    Fund revenues in the 2005-07 biennium. Income, particularly non-wage forms of income such as capital gains, exhibits significant volatility from year to year. The income tax forecast is based on OEA's outlook regarding general economic conditions. To the extent that actual economic performance departs from this outlook, so too will General Fund revenues.
..   Numerous changes have been made to Oregon's corporate income tax code in recent years. The most significant is in how multi-state corporations apportion federal taxable income to compute income taxable in Oregon. Prior to July 1, 2005, the formula was based on the relative presence of three factors: payroll, property, and sales. For tax years beginning on or after July 1, 2005, the apportionment calculation is a function of the percentage of total sales that take place in Oregon. This change is expected to cause a major shift in the distribution of corporate tax liability across industrial sectors - e.g., away from manufacturing and towards services. While the long-run effect will be more stable collections, the near-term consequences are uncertain and could result in sizable variation from the current forecast.

In addition to tax law consideration, corporate will also benefit from a 36.0% reduction in tax liability in tax year 2005 due to the 2003-05 kicker surplus. It is unknown at this point the extent to which corporate taxpayers factor in this one-time credit into their estimated payment decisions. The current forecast assumes that most taxpayers do not alter their estimated payments, in part due to the late certification.

..   The future of capital gains income remains highly uncertain. Equity prices are quite volatile, and the realization of potential gains depends on behavioral factors that often defy prediction. Net capital gains income recovered significantly in 2003 and 2004, although it remains to be seen what fraction of these increases were permanent. Depending on the source of the additional gains, whether from the exhaustion of losses, the sale of business assets, stock market appreciation, and/or real estate activity, the potential exists for taxable gains to vary greatly in either direction from current levels.
..   Growth in revenues is partly due to inflation. Wage inflation contributes to rising wage and salary income, and consequently personal income tax collections. Price inflation raises gross corporate revenues and, potentially, corporate income tax revenue. Rental and small business income exhibit similar growth factors. The magnitude of actual revenue growth will depend on actual inflation rates. Currently, OEA expects inflation to remain low for the coming years, contributing to slower expected revenue growth than that experienced in the previous two decades. Should inflation be stronger than expected, revenue growth could also exceed forecast.

Lottery Revenue Forecast. Lottery resources will total $967.3 million for the 2005-07 biennium, a $27.6 million increase from the September forecast. The revision is the result of higher-than-anticipated sales, as well as an increase in projected interest earnings on Economic Development Fund ("EDF") balances. Given distributions from the EDF of $945.3 million, the projected ending balance for the fund is $22.0 million. In contrast, the projected ending balance as of the 2005 Close of Session forecast was zero.

Since the implementation of slot games on video lottery terminals ("VLTs"), sales from VLTs have exceeded forecast by a considerable margin. This is likely the result of two factors. First, excluding the influence of slot games, it is probable that base video sales growth for fiscal year 2005 is higher than the growth factored into previous forecasts. Personal income and consumption levels for Oregon have been revised upward for fiscal year 2005, which in turn results in higher anticipated expenditures on products such as video lottery. In addition, the impact of the addition of slot games to video terminals, while impossible to measure directly, might well be much higher than the 12% assumption incorporated into prior forecasts. With increases to both the projected long-term growth rates, as well as the impact of slot games, earnings on VLT sales are up $22.7 million for the current biennium.

Megabucks and Powerball games both experienced high jackpot rolls early in the 2005-07 biennium - Powerball, in particular, hit an all-time high of $340 million in October - significantly elevating sales above projections. The result is an additional $4.9 million in earnings through the first two quarters of the biennium. Offsetting these surpluses are reduced expectations for Instant Scratch ticket and Keno sales, the product of softening in sales in recent weeks for those games. Forecasts for all other lottery products are similar to the September forecast.

The increase in anticipated earnings for the biennium leads to higher projections for distributions to dedicated programs. The Education Stability Fund, a reserve account with explicit criteria that need to be met in order for the Legislature to appropriate funds, is expected to receive $173.5 million this biennium. A substantial balance in this fund will serve to improve Oregon's fiscal stability in the long run. Parks and Natural resources, which receives 15% of Lottery earnings, benefits an addition $3.9 million for a total distribution of $144.6 million. County economic development funds, amounting to 2.5% of video lottery earnings, total $33.6 million. Discretionary appropriations made by the 2005 Legislature remain unchanged at $440.9 million.

Due to the aforementioned increase in expected long-run growth in video lottery sales, earnings in the outer biennia are somewhat higher than in the prior forecast. For 2007-09, earnings and available resources total $1,061.9 million and $1,087.9 million, respectively. Earnings reach $1,164.8 million in the 2009-11 biennium, while available resources total $1,169.3 million.

Claims Against the State of Oregon Exceeding $50 Million

American Trucking v. Oregon Department of Transportation. The American Trucking Associations, Inc., CRST. Inc. and USF Reddaway, Inc. filed a complaint against the Oregon Department of Transportation alleging that the State's Weight-Mile Tax system treats certain classes of truck transportation differently than others in violation of the Oregon and United States constitutions. In Oregon, the operators of trucks that weigh over 26,000 pounds generally pay a tax based upon the amount of weight their trucks haul and the distance they travel in Oregon. Operators of trucks carrying certain types of commodities may elect to pay a flat-fee designed to approximate a truck's mileage tax liability, instead of the regular weight-mile tax. Part of the remedy sought by the plaintiffs is a refund of taxes paid since January 1, 2000.

It is difficult to predict the outcome of this case given the complex nature of the constitutional issues involved. Trial was held in December 2001. The only issue addressed in the trial was whether the tax is lawful or not. The trial court ruled that the tax is lawful. The plaintiffs appealed the ruling. In April 2004, the Oregon Court of Appeals held that the flat fee option violates the commerce clause of the United States constitution. On December 15, 2005, the Oregon Supreme Court reversed the decision of the Court of Appeals and upheld the constitutionality under the commerce clause of the flat fee option based on lack of evidence of an actual burden placed in interstate commerce.

If the tax is finally determined to be unlawful, the amount of liability that may be imposed in the form of a refund will be addressed in a later trial. If the plaintiffs prevail on appeal, the Department of Transportation estimates the maximum worst-case refund liability for 2000 through May 2004 to be approximately $164 million. The Department of Transportation further estimates that the maximum refund liability for any years after 2004 would not exceed $15 million per year. The State, however, believes it has strong arguments to reduce the amount of or to avoid potential liability to the General Fund. Under current law, any refund amount may be payable from the State's General Fund under the State's general tax refund statutes. The Legislative Assembly, however, may determine in the future from what fund a return, if any, would be paid.

Tobacco Cases

Estate of Williams, Estate of Schwarz v. Philip Morris, Inc. The State and Philip Morris, Inc., together with a number of other states and U.S. territories and tobacco manufacturers, are parties to a Master Settlement Agreement (the "MSA"). Under the terms of the MSA, the State expects to receive periodic payments from the tobacco manufacturers that will total approximately $2 billion by the year 2025. The tobacco manufacturers are current on all payments required under the MSA.

Separate tort actions were filed in the State circuit court against Philip Morris on behalf of two decedents claiming their deaths from tobacco-related causes were due to the actions of Philip Morris. The plaintiffs prevailed in the trial court. The estate of Schwarz was awarded approximately $100 million in punitive damages. The estate of Williams was awarded approximately $80 million in punitive damages. By statute, the State is entitled to 60% of all punitive damages awards. The constitutionality of that statute has been upheld by the Oregon Supreme Court. The constitutionality of the statute under federal law, however, may still be challenged in another proceeding. In that event, the State will continue to defend the constitutionality of the statute. Philip Morris appealed the award in Williams to the Court of Appeals and then to the Oregon Supreme Court. Both courts upheld the award. Philip Morris then appealed the Williams case to the United States Supreme Court, which set aside the punitive damages and remanded the case back to the State courts for further consideration. On remand, the Court of Appeals again held that the original punitive damages award of $80 million was correct. The Oregon Supreme Court has accepted review of the case. An appeal of the damages award in Schwarz is still pending in the Oregon Court of Appeals.

Philip Morris has notified the State that, if it must pay punitive damages in the Oregon cases, and if part of the award is payable to the State, it intends to treat any such payment to the State as a release of, or an offset against, moneys payable to the State under the MSA. If the company's appeals are denied in Schwarz, the State may receive approximately $60 million (plus accrued interest on such amount at the rate of 9% per annum) as part of the punitive damages award. The State would receive correspondingly less under the MSA. Any amount offset by Philip Morris would match the punitive damages received by the State. The State disagrees with Philip Morris's position and intends to dispute any future release or offset of moneys owed under the MSA. The dispute between the State and Philip Morris has been assigned to a judge in the Multnomah County Circuit Court. The court, however, has reinstated a stay in the case pending a final decision in the Schwarz and Williams cases.

Cases Challenging Expenditure Reductions. A number of cases have been filed against the State seeking injunctive relief to prevent certain expenditure reductions that were enacted by the Legislative Assembly as a result of the decline in General Fund revenues over the 2001-2005 biennia from taking effect. The cases challenge various expenditure reductions that have been made by the Legislative Assembly to education, the court system and social services programs that provide, among other things, prescription drugs under the Oregon Health Plan, residential care facilities for the mentally ill, outpatient mental health and chemical dependency services, general assistance payments from the State and payments to medically needy persons. Collectively, if all of the plaintiffs prevailed, the State would be required to allocate approximately $200 million for the challenged program cuts. The State believes it is unlikely that all of the plaintiffs will prevail. It is difficult to determine with certainty the amount of General Fund resources the State may be required to allocate as a result of these lawsuits. It is likely that if further expenditure reductions go into effect, additional lawsuits will be filed with respect to other programs that are paid for from the State's General Fund.

Challenges Related to PERS. Several Oregon employees have filed lawsuits challenging the 2003 PERS Legislation. The 2003 PERS Legislation, among other things, provided that Tier One members would receive the PERS assumed annual interest rate (currently 8%) on their accounts over the length of the members' service rather than on an annual basis; eliminated a requirement that employers make up any deficits in a gain loss reserve account; modified a member's ability to invest in a variable account; and changed the actuarial tables upon which life expectancies and benefits were based.

In July 2003, a number of Oregon public employees filed challenges to the 2003 PERS Legislation in federal district court and the Oregon Supreme Court. The lawsuits allege that the 2003 PERS Legislation violates PERS-covered employees' contractual rights under both the U.S. and State constitutions. In August 2004, a federal district court judge upheld the 2003 PERS Legislation as lawful under the U.S. constitution. The plaintiffs in that case have appealed, and the case is now pending before the Ninth Circuit Court of Appeals. In March 2005, the Oregon Supreme Court ruled on the cases filed in the Oregon Supreme Court (the "Strunk Decision"). The court held that Tier One members must continue to receive the PERS assumed annual interest rate on their existing accounts and that cost-of-living adjustments for current retirees could not be suspended. The court rejected all other challenges to the 2003 PERS Legislation. Several other cases remain pending in the Oregon circuit courts and may be governed by the Strunk Decision.

The 2003 PERS Legislation also provided a statutory remedy to a prior case, known as the City of Eugene case that was brought in circuit court on behalf of certain local government public employers. In the City of Eugene case, the trial court ruled, among other things, that PERS had credited too much in 1999 earnings to member accounts and had not properly funded reserves, leading to certain retirees receiving excessive benefits. In an effort to address the trial court's ruling, the 2003 PERS Legislation suspended cost of living increases to retirees until excess benefit payments were off-set and provided that any excess amounts paid were to be classified as administrative expenses chargeable against future earnings of non-retired members' accounts. Some public employees filed an appeal in the City of Eugene case to the Oregon Supreme Court. After the trial court's judgment, the parties' appeals, and the 2003 PERS Legislation, the PERS Board and various public employers entered into a settlement agreement in which the PERS Board agreed, in general, to comply with the trial court's judgment, as modified by the terms of the 2003 PERS Legislation. On August 11, 2005, the Oregon Supreme Court issued a ruling in City of Eugene dismissing the appeals that challenged the trial court's decision as moot as a result of the 2003 PERS Legislation, the Strunk Decision and the settlement agreement. There are cases in the circuit courts that were stayed pending the City of Eugene decision that may be activated because the court's decision did not resolve the issues pending in those cases. Additional lawsuits may also be filed challenging the settlement and the board's actions.

The State currently anticipates, based upon the Strunk Decision that the amount State agencies must pay into the PERS fund may increase. The PERS actuary estimated at the end of March that as a result of the Strunk Decision, the system-wide unfunded actuarial liability (the "UAL") as of December 31, 2003 had increased by approximately $2.1 billion and that system-wide employer contribution rates would need to increase by approximately 2.4% of covered payroll to eliminate the estimated increase in the UAL. The PERS actuary also determined that if the court ruled in favor of the employers and upholds the trial court ruling in the City of Eugene case, the estimated $2.1 billion increase in the UAL could be substantially reduced. The PERS actuary did not determine the State's portion of the estimated increase in the UAL or the required increase in the State's employer contribution rate attributable to the Strunk Decision. PERS has the option to set aside sufficient reserves to off-set all or nearly all of the estimated increase in the UAL. PERS is not required to use its reserves to off-set any increase in the UAL and may choose to retain all or a portion of its reserves for other purposes. The PERS board decided at its September 2005 meeting to implement the City of Eugene decision by, among other things, recovering the amounts overpaid to retirees due to the over-crediting of earnings for the year 1999. The methodology to recover those amounts has not been finally determined and is likely to vary depending on the circumstances and preferences of individual retirees.

The estimated $2.1 billion increase in the UAL may be further increased, or decreased, depending on a variety of factors, including the investment performance of the PERS fund, the use of reserves, and the outcome of the federal cases and of the other cases challenging PERS's settlement of the City of Eugene case. In the federal case, if the Ninth Circuit reverses the trial court, those portions of the 2003 PERS Legislation that were upheld by the Oregon Supreme Court in the Strunk Decision under the Oregon constitution would be overturned under the U.S. constitution. The State believes, however, that there are strong arguments for upholding the trial court's decision in the federal case.

The State does not expect any increase in employer contribution rates that may be imposed by PERS to take effect before the 2007-2009 biennium.

Pro Se Cases. There are also several pro se cases pending against the State in which plaintiffs representing themselves are suing the State for many millions of dollars. The possibility of the State having to pay anything in any of these cases is negligible.

Recent Developments - 2005 Legislative Session. The Legislative Assembly convened its 73rd regular session on January 10, 2005. The session adjourned on August 5, 2005, ending the legislature's second longest session on record with 208 days in session. The Legislative Assembly adopted a balanced State budget for the 2005-2007 biennium, as required by the State Constitution. In adopting the State budget, the Legislative Assembly allocated available State resources, based upon the May 2005 State revenue forecast (also known as the close of session, or COS, forecast). The Legislative Assembly adopted an overall 2005-2007 budget of approximately $12.3 billion of combined General Fund and Lottery revenues. The current budget is approximately 12% higher than the 2003-05 legislatively adopted budget of $11.049 billion. The increase in General Fund and Lottery Fund expenditures is primarily in three program areas: education, human services and public safety. The final budget for the 2005-2007 biennium provided for approximately $5.2 billion to be spent on K-12 public education, $2.6 billion on human services, $1.9 billion on public safety (including judicial), $789 million on higher education, $433 million on community colleges and $376 million on other education. The Governor signed the budget bills into law.

The Legislative Assembly provided for the issuance during the 2005-2007 biennium of approximately $857.4 million in general obligation bonds, $233.33 million in Lottery revenue bonds and $445.89 million in certificates of participation and other financing agreements.

Due to budget constraints, the Legislative Assembly combined some programs and suspended other programs that were determined through a prioritization process to be non-essential for the health, safety and welfare of Oregonians. The legislature appropriated $30 million of General Fund moneys to the Emergency Board to cover unanticipated needs in approved agency budgets during the 2005-07 interim. That is the smallest amount appropriated for such purpose since 1993-95. Several new laws were adopted as part of new programs to fight the abuse of methamphetamines, with approximately $7 million of General Fund moneys appropriated to those programs.

Revenue Forecasts and Budget Adjustments. The Legislative Assembly is required by the State Constitution to balance the State's General Fund budget. The Department's Office of Economic Analysis produces a forecast of projected revenues for the biennium each March, June, September and December. This year, because the Legislative Assembly was in session, the June forecast was published in May (the COS forecast) so that it could be used by the Legislative Assembly to develop a budget for the 2005-2007 biennium. If, over the course of a biennium, the forecasted revenues decrease significantly from the COS forecast, the Legislative Assembly may meet in special session to rebalance the budget, or the Governor may direct that expenditures be reduced.

In the State's September 2005 revenue forecast, General Fund revenues are forecast to be approximately $11,336.2 million. The State currently anticipates that when these forecast revenues are added to the remaining $356.2 million balance from the 2003-2005 biennium, total available General Fund resources will be $11,692.4 million for the 2005-2007 biennium. Given anticipated expenditures of $11,538.5 million, the General Fund ending balance projected as of September 2005 for the 2005-2007 biennium is $153.8 million. In addition, lottery earnings are expected to total $937.7 million for the biennium. Although the amount of projected resources may increase or decrease based upon future revenue forecasts, the General Fund budget is currently balanced, and additional action from the Legislative Assembly or from the Governor currently is not required to meet the constitutional requirement for a balanced biennial budget.

Each quarterly revenue forecast varies from the immediately preceding forecast due to the ever changing nature of the economic conditions and other factors upon which the forecast is based. The State does not intend to update the information provided with respect to the September revenue forecast unless the next scheduled forecast projects such a significant decrease in combined General Fund and Lottery revenues from the COS forecast that the State anticipates additional action will be required by the Legislative Assembly or the Governor to balance the projected revenues and budgeted expenditures for the biennium.

Public Employees' Retirement System. In the 2003 session, the Legislative Assembly enacted significant changes to the Public Employees Retirement System ("PERS"). The Legislative Assembly anticipated that without the legislative modifications to PERS (the "2003 PERS Legislation"), the unfunded pension benefit obligations of PERS would increase significantly. In developing its budget for the 2003-2005 biennium, the Legislative Assembly assumed savings attributable to the 2003 PERS Legislation of approximately $263.7 million in employer contribution costs over the 2003-2005 biennium. Many of these legislative changes, however, were challenged in legal proceedings in the Oregon circuit courts, the Oregon Supreme Court and in federal court. The Oregon Supreme Court ruled on several of the cases in March 2005, upholding some of the changes and rejecting others. Other cases remain pending in the Oregon circuit courts, in the Oregon Supreme Court and in federal court.

In the 2003 session, the Legislative Assembly also authorized, and the voters subsequently approved, the issuance of general obligation bonds to finance all or a portion of the State's portion of the unfunded actuarial liability of PERS. The State issued approximately $2 billion of general obligation pension bonds in October 2003. By using pension bond proceeds to pay a portion of the State's unfunded actuarial liability, the State's contribution to PERS on behalf of General Fund agencies in the 2003-2005 biennial budget was reduced by approximately $34 million. The legislatively adopted budget includes approximately $239.6 million for Pension Obligation Bond debt service, of which approximately $76.6 million is paid from the General Fund.

Every two years the Public Employees Retirement Board ("PERB") establishes the contribution rates that employers will pay to fund the obligations of PERS. PERB adopts actuarially determined rates based upon the current and projected cost of benefits for PERS and the anticipated level of funding available from the Oregon Public Employee's Retirement Fund, including known and anticipated investment performance of the fund. The aggregate State employer rate (Tier One-Tier Two and Oregon Public Service Retirement Program) adopted by PERB for the 2005-2007 biennium is 8.63%. That rate was used by the legislature in the final legislative adopted budget.

Measure 37. In November 2004, Oregon voters approved a citizen initiative ("Measure 37") that added several new statutory provisions to Oregon law. Measure 37 entitles certain landowners either (1) to compensation for the decline in the market value of their property as the result of certain land use regulations that are enacted or enforced by the State, a city, a county, or the Metropolitan Service District; or (2) to have the land use regulations waived as to the owner's use of their property.

Measure 37 does not apply to laws that were enacted to prevent nuisances, or to protect public health, or to laws that are required to comply with federal law. In addition, a property owner is not entitled to compensation for land use regulations that were enacted before the property owner or a member of the property owner's family acquired the property. In addition, Measure 37 may indicate that a government is not required to pay claims that arise under Measure 37 unless the government affirmatively acts to fund those claims. If claims are not paid within two years after they accrue, Measure 37 releases the property from the land use regulations, and it is not clear whether the government(s) enforcing the land use regulation(s) has any residual liability. Claims for land use regulations that were enacted before the effective date of Measure 37 must be submitted within two years of the effective date of Measure 37 or the date the land use regulation is applied as an approval criterion to a land use application submitted by the property owner, whichever is later.

Measure 37 changes Oregon statutes and not the State Constitution, so the Legislative Assembly has the power to modify Measure 37. Because a number of Oregon land use regulations that the State enforces are also statutory, it is not clear whether state agencies will be able to modify state regulations without legislative action.

Because Measure 37 applies only to certain property owners and certain land use regulations and permits governments to release property from the land use regulations instead of paying claims, it is extremely difficult to predict the cost to the State of Measure 37. The fiscal impact statement published with Measure 37 estimated State administrative expenses to respond to claims against the State as $18 to $44 million per year and stated that the amount of State expenditures to pay claims for compensation could not be determined at that time.

By mid-June 2005, the State had received 616 Measure 37 claims. The compensation requested under those claims totaled approximately $1.1 billion. Most of the claims filed concerned existing land use regulations enforced by the Department of Land Conservation and Development, although some involved laws enforced by the Department of Transportation, Department of State Lands and other agencies. The State's General Fund is the source of funding for most of the State agencies from whom compensation is sought. Ultimately the amount of compensation paid from the General Fund for these, and later filed, Measure 37 claims is likely to be considerably smaller than the total compensation requested because the State is likely to waive laws instead of paying compensation, because some claims will be paid by local governments who are also involved in the Restrictions for which compensation is sought, and because not all claims will be determined to be valid. Approximately 90% of the submitted claims have been waived, and no claims have been paid to date. There can be no assurance, however, that a similar proportion of future claims filed will be waived, or that the state will not be ordered to pay some claims as a result of litigation. The State continues to receive additional claims for compensation each day.


Risk Factors Affecting the South Carolina Fund


The South Carolina Fund will invest most of its net assets in obligations (the "South Carolina Obligations") issued by or on behalf of the State of South Carolina (the "State"), political subdivisions of the State, school districts of the State, and agencies and instrumentalities of the State. The South Carolina Fund is therefore susceptible to general or particular economic, political, or regulatory factors that may affect the issuers of the South Carolina Obligations. The following information constitutes only a general overview of the State's laws relating to the issuance of debt and some of the factors that may have an effect on the creditworthiness of the South Carolina Obligations. This information is derived from official statements of the State and from other publicly available information. Although it is believed to be accurate, no independent verification has been made of any of the following information.

General. The State has the power to issue (a) general obligation bonds secured by the full faith and credit of the State, and (b) revenue bonds secured solely by a revenue producing project or from a special source, which source does not involve revenues from any tax. The State's power to issue general obligation bonds includes the power to issue, in addition to bonds secured solely by the full faith and credit of the State, State Highway Bonds (which are additionally secured by so much of the revenues as may be made applicable by the General Assembly for State highway purposes from any and all taxes or licenses imposed upon individuals or vehicles for the privilege of using the public highways of the State) and State Institution Bonds (which are additionally secured by the respective special funds created at each State institution of higher learning from the tuition fees imposed at such institution).

South Carolina political subdivisions (other than school districts) are empowered to issue (a) general obligation bonds, which are secured by the full faith and credit of the applicable political subdivision, and not by the resources of the State of South Carolina or any other political subdivision, and (b) revenue bonds secured solely by a revenue-producing project or from a special source, which source does not involve revenues from any tax or license. South Carolina school districts are empowered to issue general obligation bonds secured by the full faith and credit of the applicable school district. Most political subdivisions of, and all school districts in, the State are empowered to levy ad valorem property taxes on real property and certain personal property to raise funds for the payment of general obligation bonds. General obligation debt may be incurred only for a public purpose, which is also a corporate purpose of the applicable political subdivision.

Generally, the creditworthiness of South Carolina Obligations issued by political subdivisions and school districts of the State is unrelated to that of obligations of the State itself, and the State has no responsibility to make payments on such local obligations. The State is a "home rule" jurisdiction, and therefore the State has no direct supervisory or approval rights over local debt issuances. There are numerous political subdivisions and school districts within the State, each of which has its own fiscal policy and debt tolerance, and each of which has varying degrees of financial strength. Moreover, the State maintains only limited records of the current debt structure and financial position of such political subdivisions and school districts. Accordingly, no assurance can be given that such political subdivisions and school districts will have the ability to repay their indebtedness or that, if such indebtedness is paid, it will be paid in a timely fashion.

State General Obligation Debt Limit. Under Article X of the South Carolina Constitution, the State may issue general obligation debt without either a referendum or a supermajority vote of the General Assembly, within limits defined by reference to anticipated sources of revenue for bonds issued for particular purposes. A referendum or supermajority of the General Assembly may authorize additional general obligation debt. Article X, Section 13(6)(c) of the South Carolina Constitution limits the issuance of general obligation debt of the State such that, in the absence of a referendum or a supermajority vote of the General Assembly, maximum annual debt service on all general obligation bonds of the State (excluding State Highway Bonds, State Institution Bonds, tax anticipation notes, and bond anticipation notes) may not exceed five percent (5%) of the general revenues of the State for the fiscal year next preceding (excluding revenues which are authorized to be pledged for State Highway Bonds and State Institution Bonds). Article X, (S)13(6)(c) of the South Carolina Constitution further provides that the percentage rate of general revenues of the State by which general obligation bond debt service is limited may be reduced to not less than four percent (4%) or increased to not more than seven percent (7%) by legislative enactment passed by a two-thirds vote of the total membership of the Senate and a two-thirds vote of the total membership of the House of Representatives.

During the 2002 session of the General Assembly, the limitation on general obligation bond debt service provided in Article X, Section 13, Paragraph 6, Subparagraph (c) was increased from five percent (5%) to five and one-half percent (5.5%) of general fund revenues of the preceding fiscal year, with the additional debt service limited exclusively to bonds issued under the "State General Obligation Economic Development Bond Act," codified at South Carolina Code Sections 11-41-10 et seq. Section 11-41-60 of the South Carolina Code provides that the maximum annual debt service on bonds issued under the State General Obligation Economic Development Bond Act must not exceed one-half of one percent (.50%) of the general fund revenues of the State for the fiscal year next preceding (excluding revenues which are authorized to be pledged for State Highway Bonds and State Institution Bonds).

During the 2004 session of the General Assembly, the limitation on general obligation debt service provided in Article X, Section 13, Paragraph 6, Subparagraph (c) was further increased from five and one-half percent (5.5%) to six percent (6%) of general fund revenues of the preceding fiscal year, with the additional debt service limited exclusively to bonds issued under the "South Carolina Research University Infrastructure Act," codified at South Carolina Code Sections 11-51-10 et seq. Section 11-51-50 of the South Carolina Code provides that the maximum annual debt service on bonds issued under the South Carolina Research University Infrastructure Act must not exceed one-half of one percent (.50%) of the general fund revenues of the State for the fiscal year next preceding (excluding revenues which are authorized to be pledged for State Highway Bonds and State Institution Bonds). Section 11-51-40 of the South Carolina Code limits the amount of general obligation debt that may be outstanding at any one time pursuant to the South Carolina Research University Infrastructure Act to two hundred and fifty million dollars ($250,000,000).

Political Subdivision and School District General Obligation Debt Limit. Political subdivisions and school districts of the State have the power to issue general obligation debt without a referendum in an aggregate principal amount that does not exceed eight percent of the assessed value of all taxable property within the taxing jurisdiction of such political subdivision or school district. General obligation debt that is approved in a public referendum is not subject to the limitation. Similarly, certain special classes of indebtedness (for example, tax increment bonds, bond anticipation notes, special tax or assessment bonds, and tax anticipation notes) are also not subject to this limitation.

Article X of the South Carolina Constitution requires the levy and collection of an ad valorem tax to pay debt service on general obligation bonds. The ordinance or resolution authorizing bonded debt of a political subdivision also directs the levy and collection of ad valorem taxes to pay the debt. In addition, Article X of the South Carolina Constitution provides for withholding by the State Treasurer of any state appropriations to a political subdivision which has failed to make punctual payment of general obligation bonds. Such withheld appropriations, to the extent available, may be applied to the bonded debt. A statutory enactment provides for prospective application of state appropriations for school district debt, if a failure of timely payment appears likely. Political subdivisions are not generally authorized to assess income taxes, or to pledge any form of tax other than ad valorem property taxes, for the payment of general obligation bonds. Certain political subdivisions have been authorized to impose a limited-duration 1% sales tax to defray the debt service on general obligation bonds or to defray directly the cost of certain improvements.

Revenue Bonds. Revenue bonds issued by the State or a political subdivision thereof (which, under State law, may include industrial development bonds or other conduit issues) are not secured by the full faith and credit of the State or the issuing entity. Such bonds are payable only from revenues derived from a specific facility or revenue source, and are not subject to any debt limit. The repayment of revenue bonds depends entirely on the quality of the pledged revenue credit. No assurance can be given that the pledged revenue credit for any particular South Carolina Obligation will be sufficient to pay debt service on such South Carolina Obligation or that, if such debt service is paid, it will be paid in a timely fashion.

State Budgetary Process and Fiscal Planning. Article X, Section 7(a) of the South Carolina Constitution requires that the General Assembly provide for a budgetary process to ensure that annual expenditures of State government may not exceed annual State revenues. Article X, Section 7(c) requires that the General Assembly prescribe by law a spending limitation on appropriations for the operation of State government such that annual increases in appropriations may not exceed the annual growth rate of the economy of the State; provided, however, that this limitation is subject to suspension (for any one fiscal year) by an affirmative vote in each House of the General Assembly by two-thirds of the members present and voting, but not less than three-fifths of the total membership in each House.


Article III, Section 36 of the South Carolina Constitution requires the establishment of a General Reserve Fund for the purpose of covering operating deficits of State government and a separate and distinct Capital Reserve Fund for the purpose of providing capital improvements or for retiring State bonds previously issued. Amounts in the Capital Reserve Fund may, as hereinafter described, be used to fund a year-end deficit. The General Reserve Fund is required to be funded in an amount equal to three percent (3%) of the general fund revenue of the last completed fiscal year. Funds may be withdrawn from the General Reserve Fund only for the purpose of covering operating deficits. The General Assembly is required to provide for the orderly restoration of funds withdrawn from the General Reserve Fund. The Constitutional provisions with respect to the General Reserve Fund require that the General Assembly provide for a procedure to survey the progress of the collection of revenue and the expenditure of funds and require the General Assembly to authorize and direct reduction of appropriations as may be necessary to prevent a deficit. Such provisions require that, should a year-end operating deficit occur, so much of the General Reserve Fund as may be necessary must be used to cover the deficit. The amounts so used must be restored to the General Reserve Fund within three Fiscal Years until the three percent (3%) requirement is again reached.

The Capital Reserve Fund is required to be funded in an amount equal to two percent (2%) of the general fund revenue of the last completed fiscal year. The South Carolina Constitution requires that the General Assembly provide that, if revenue forecasts before April 1 of the current fiscal year project that revenues for such fiscal year will be less than expenditures authorized by appropriation for such fiscal year, then such fiscal year's appropriation to the Capital Reserve Fund shall be reduced to the extent necessary before any reduction is made in operating appropriations. If it is determined that such Fiscal Year has ended with an operating deficit, the South Carolina Constitution requires that funds in the Capital Reserve Fund shall be applied, to the extent necessary, to such fiscal year's end operating deficit before withdrawing moneys from the General Reserve Fund for such purpose.

Fiscal responsibility in the State lies with the Budget and Control Board. The Governor is required to submit an Executive Budget to the General Assembly within five days after the beginning of each regular session. Such budget is required to conform to the funding requirements contained in Article III,
Section 36 of the South Carolina Constitution. Regular sessions of the General Assembly begin on the second Tuesday of January in each year. In order to enable the Governor to present his budget to the General Assembly at the time required, the Governor is required, by law, to complete a survey of all departments, bureaus, divisions, offices, boards, commissions, institutions, and other agencies to obtain information upon which to base his budget recommendations no later than November 1 of each year. In this connection, each of several State departments, bureaus, divisions, offices, boards, commissions, institutions, and other agencies receiving or requesting financial aid from the State are required to report to the Governor in itemized form, no later than November 1, of each year, the amount needed or requested in the succeeding fiscal year. In addition, on or before November 1 of each year the State Comptroller General is required to furnish to the Governor detailed statements as to appropriations and expenditures for certain prior fiscal years and appropriation years. The State Comptroller General is also required to furnish to the Governor on or before December 1 of each year an estimate of the financial needs of the State itemized in accordance with the budget classifications adopted by the Budget and Control Board. For the purpose of providing projections and forecasts of revenues and expenditures and advising the Budget and Control Board on economic trends, the General Assembly established the Board of Economic Advisors. In particular with respect to the South Carolina Constitutional requirement of monitoring revenues, statutory provisions require that the Board of Economic Advisors provide to the Budget and Control Board quarterly estimates of State revenues. If at the end of the first or second quarter of any fiscal year quarterly revenue collections are 4% or more below the amount projected for such quarter by the Board of Economic Advisors, the State Board is required, within fifteen days of such determination, to take action to avoid a fiscal year-end deficit.


Recent State-Level Financial Results. Over the course of nine fiscal years through June 30, 2000, the State's process of monitoring revenues and making adjustments to avoid a deficit resulted in budgetary surpluses in all by the 1991-1992 fiscal year. The revenue estimate for the State's Budgetary General Fund at the beginning of fiscal year 2000-2001 as enacted by the General Assembly totaled $5,316.9 million. On November 9, 2000, the State's Board of Economic Advisors reduced its base revenue estimate for fiscal year 2000-2001 by $96.9 million to $5,220.0 million. In response, the State Budget and Control Board at its November 21, 2000 meeting sequestered the State's Capital Reserve Fund of $98,610,931 as required by the South Carolina Constitution and the State's fiscal year 2001 Appropriation Act. Sequestration reduces appropriations to the Capital Reserve Fund to the extent necessary to avoid mandatory reductions in operating appropriations. On May 8, 2001, the Budget and Control Board mandated one percent (1%) agency budget reductions totaling $48.1 million. Additionally, $45.7 million in agency appropriations lapsed as a result of suspension of a provision that, in some years, has allowed agencies to carry forward to the next fiscal year up to 10% of unexpended appropriations. This provision was automatically suspended for the fiscal year because of sequestration of the Capital Reserve Fund. Other action resulted in a further deficit reduction of $1.9 million. Despite such actions, for the fiscal year ended June 30, 2001, expenditures exceeded revenues by $87.4 million, and, as required by the South Carolina Constitution, such amount was withdrawn from the General Reserve Fund to cover the shortfall. The General Reserve Fund balance at the beginning of fiscal year 2000-2001 was $145.4 million and was increased during 2000-2001 by $2.5 million. Accordingly, the $87.4 million withdrawal at year end left the reserve funded at $60.5 million. As noted above, the South Carolina Constitution provides that the General Reserve Fund must be restored within three years to its full-funding amount of three percent (3%) of the State's Budgetary General Fund revenues for the latest completed fiscal year.

On October 18, 2001, the Board of Economic Advisors reduced its fiscal year 2001-2002 General Fund revenue estimate from $5,918.9 million to $5,608.9 million, a revenue reduction of $310 million. In response to the report of the Board of Economic Advisors, the State Budget and Control Board at its
October 30, 2001 meeting took action to avoid year-end deficits in accordance with the State law requirement previously described. This action included sequestration of $110,134,739 from the State's Capital Reserve Fund; approval of an across-the-board reduction of General Fund appropriations of four percent (4%) for all agencies except where prohibited by proviso; and approval of a reduction of the local Government Fund to the level of fiscal year 2000-2001 allocations. On March 21, 2002, the Board of Economic Advisors further reduced its fiscal year 2001-2002 General Fund revenue estimate by approximately $92 million and, in response to this revision, the State Budget and Control Board at its March 26, 2002 meeting took additional steps to avoid year-end deficits by imposing an additional across-the-board reduction of General Fund appropriations of 2.52% for all agencies except where prohibited by proviso. Additionally, the Board of Economic Advisors revised the estimate for a revenue transfer to the State's Tax Relief Trust Fund from $448.0 million to $458.7 million, which resulted in an additional $10.7 million reduction in anticipated revenue to the General Fund. Also, the fiscal year 2001-2002 Appropriation Act contained appropriations for open-ended obligations totaling approximately $16.5 million which were to be paid regardless of the revenue shortfall.

In its 2002 legislative session, the General Assembly adopted legislation providing that, upon a determination by the State's Comptroller General that, at the close of a fiscal year, funds will be needed to balance the Budgetary General Fund, the Budget and Control Board is authorized to borrow any amount needed to balance the Budgetary General Fund by borrowing from any department of state government any surplus which may be on hand in the Office of the State Treasurer to the credit of any such department. Upon approval of a repayment schedule, the State Treasurer is authorized to transfer to the Budget and Control Board from the general fund the amount necessary to repay the loan with interest no later than June 30 of the following fiscal year. No such borrowing was effected in closing the fiscal year ended June 30, 2002.

Despite the mid-year actions taken by the State Budget and Control Board during fiscal year 2001-2002, the State's Budgetary General Fund ended the year with a cumulative unreserved fund deficit of $155 million, after giving effect to withdrawal of the $63 million balance held in the State's General Reserve Fund. As required by the South Carolina Constitution, the General Assembly made provision in the 2002-2003 Appropriation Act appropriating the amounts of $38.8 million toward restoration of the General Reserve Fund requirement and $101.6 million, representing the Capital Reserve fund's full funding amount for fiscal year 2002-2003.

On September 9, 2002, the Board of Economic Advisors reduced its fiscal year 2002-2003 General Fund revenue estimate from the 2002-2003 Appropriation Act base of $5,850.0 million to $5,519.0 million, a revenue reduction of $331 million. In response to the report of the Board of Economic Advisers, the State Budget and Control Board, at its September 17, 2002 meeting took action to avoid year-end deficits in accordance with the State law requirement previously described by sequestering the State's Capital Reserve Fund in the amount of $101,606,475. Additionally, at its December 10, 2002 meeting the State Budget and Control Board took action to impose an across-the-board reduction of 4.5% and sequestration of an additional 0.5%. On February 10, 2003, the Board of Economic Advisors further reduced its fiscal year 2002-2003 General Fund revenue estimate to $5,399.0 million, a revenue reduction of $120 million. In response to this report of the Board of Economic Advisors, the State Budget and Control Board, at its
February 11, 2003 meeting took action to impose an additional across-the-board reduction of 3.73%, except where prohibited by proviso.

Despite the mid-year actions taken by the State Budget and Control Board during fiscal year 2002-2003, the State's Budgetary General Fund ended the year with a cumulative unreserved fund deficit of $177 million, including the $155 million unreserved fund deficit realized in fiscal year 2001-2002, and after giving effect to withdrawal of the $39 million balance held in the State's General Reserve Fund. As required by the South Carolina Constitution, the General Assembly made provision in the 2003-2004 Appropriation Act appropriating the amounts of $49.2 million toward restoration of the General Reserve Fund requirement and $98.6 million representing the Capital Reserve Fund's full funding amount for fiscal year 2003-2004.

On August 15, 2003, the Board of Economic Advisors revised its fiscal year 2003-2004 General Fund revenue estimate from the 2003-2004 Appropriation Act base of $5,489.4 million to $5,381.8 million, a revenue reduction of $107.6 million. In response to the report of the Board of Economic Advisors, the State Budget and Control Board, at its August 20, 2003 meeting took action to avoid year-end deficits in accordance with the State law previously described by sequestering the State's Capital Reserve Fund in the amount of $98,599,197 and approved an across-the-board sequestration of 1% of General Fund appropriations of all agencies totaling $43.2 million except where prohibited by proviso. In its report to the State Budget and Control Board on August 15, 2003, the Board of Economic Advisors also advised that it would review circumstances in September, 2003, upon the availability of further economic data, to determine if additional adjustments to its fiscal year 2003-2004 General Fund revenue estimate would be necessary. No such adjustments were deemed to be necessary as a result of that review.

The State Budget and Control Board also took action in its August 20, 2003 meeting to effect an interfund borrowing in the amount of $22 million, with proceeds from the loan to be applied to the fiscal year 2003-2003 deficit in accordance with the 2002 legislative authorization discussed previously. The borrowing was made against funds available to the State and was paid in full on December 1, 2003. Acting on the advice of counsel under question of the State Budget and Control Board's constitutional authority to commit funds of a current fiscal year for a prior fiscal year purpose (including an unreserved fund deficit), the State Budget and Control Board deferred action on the $155 million unreserved fund deficit until such time as the General Assembly reconvened in January, 2004.

The State's Budgetary General Fund ended fiscal year 2003-2004 with a net budgetary surplus of $242,654,275, including application of $49,299,599 from the General Reserve Fund to the fiscal year 2001-2002 deficit. From the net budgetary surplus, $176,915,948 was applied to the accumulated unreserved fund deficit, $40,583,799 was designated for expenditure in fiscal year 2004-2005, and $25,154,528 was applied to restoration of the General Reserve Fund. At
June 30, 2004, the balance of the General Reserve Fund was $25,154,528, and the balance of the Capital Reserve Fund was $0.

As required by the South Carolina Constitution, the General Assembly made provision in the 2004-2005 Appropriation Act appropriating the amounts of $50.0 million toward restoration of the General Reserve Fund requirement and $99.4 million representing the Capital Reserve Fund's full funding amount for fiscal year 2004-2005. At June 30, 2005, the balance of the General Reserve Fund was $75,154,528, and the balance of the Capital Reserve Fund was $99,356,026.

The revenue estimate for the State's Budgetary General Fund for fiscal year 2004-2005 as enacted by the General Assembly was $5,594.8 million. On May 9, 2005, the Board of Economic Advisors revised its estimate of fiscal year 2004-05 budgetary general fund revenue to $5,881.7 million, an increase of $286.9 million or 5.1% over the fiscal year 2004-05 appropriation act estimate. On August 11, 2005, the State's Comptroller General reported that the State recognized a $300 million surplus for the fiscal year ended June 30, 2005, after giving effect to a one-time adjustment in the amount of $105 million to correct errors in accruals from prior fiscal years.

The revenue estimate for the State's Budgetary General Fund for fiscal year 2005-06 as enacted by the General Assembly is $5,965.9 million. On November 10, 2005, the Board of Economic Advisors revised its estimate of fiscal year 2005-06 budgetary general fund revenue to $6,241.6 million, an increase of $275.7 million or 4.6% over its fiscal year 2005-06 estimate. Through
October 31, 2005, total general fund revenue collections exceed prior year collections for the same period by $143.5 million or 7.9% and exceed the Fiscal Year 2005-06 revenue estimate for the period by $160.7 million or 7.9%.

The 2005-06 appropriation act made provision for restoration of the general reserve fund and full funding of the capital reserve fund to their constitutionally required amounts. Both the general reserve and the capital reserve funds are fully funded at $153.5 million and $102.3 million, respectively.

Financial Statements. The General Fund Financial Statements for the State for fiscal year 2005 were made available as of December 28, 2005. These Financial Statements, together with the State of South Carolina Annual Financial Report for the fiscal year ended June 30, 2005, may be found at www.cg.state.sc.us.

State Debt History and Ratings. The State of South Carolina has not defaulted on its bonded debt since 1879. The State's credit rating was downgraded from "AAA" to "AA+" by S&P in January 1993, following several years of budgetary difficulties. The State's "AAA" rating was restored by S&P in 1996, but was again downgraded to "AA+" by S&P in 2005. S&P generally cited the overall economic climate in the State, including the unemployment rate, as the basis for the downgrade. Moody's has continued to assign its "Aaa" rating to the debt of the State, although in December of 2003 Moody's assigned a "negative" outlook to the State's general obligation debt. The "negative" outlook remains in effect as of the date hereof. Therefore, as of the date hereof, S&P rates the State's general obligation debt "AA+", Moody's rates the State's general obligation debt "Aaa" with a negative outlook, and Fitch rates the State's general obligation debt "AAA." The foregoing ratings are of South Carolina's general obligation indebtedness, and do not apply to bonds of political subdivisions or to revenue bonds not secured by the full faith and credit of the State.

State Pension Plans. The State maintains five statutorily established pension plans covering teachers and general State employees ("SCRS"), firemen and police officers ("PORS"), judges and solicitors ("JSRS"), members of the General Assembly ("GARS"), and members of the National Guard ("NGRS"). The General Assembly is required to appropriate sufficient moneys to maintain the actuarial soundness of the retirement system. Based on the most recent, complete actuarial valuation (June 30, 2005), membership and the remaining amortization period of unfunded accrued liability in these plans was as follows: SCRS, 181,827 active, 89,607 retired, 27-year amortization period; PORS, 23,734 active, 9,056 retired, 16-year amortization period; GARS, 209 active, 297 retired, 23-year amortization period; JSRS, 128 active, 139 retired, 28-year amortization period; and NGRS, 3,425 active, 2,535 retired, 30-year amortization period.

State Economic Characteristics. The State's economy was predominantly dependent on agriculture until well into the 20th century; thereafter, manufacturing became the leading contributor to the gross state product. Since the 1950's, the State's economy has undergone a gradual transition to other activities.

Real Gross State Product. In 2004, the leading contributors to the State's real gross state product were the manufacturing (20.5%), retail and wholesale trade (15.4%), real estate services (10.8%), and healthcare services
(5.3%) industries. Government services are also a significant contributor. Fastest growing contributors to real gross state product were the information services (6.7% compound five-year growth), finance and insurance (5.1%), and utilities (4.4%) industries. The largest contributor to real gross state product, the manufacturing industry, has grown at 2.2% on the same basis, with durable goods growing at 4.9% and nondurable goods declining at 0.4%. Tourism is also an important and growing industry for the State. The State's gross state product grew at a five-year compound rate of 2.6% from 2000 to 2004, and 4.1% from 2003 to 2004, compared to 2.4% and 4.3% for the same periods nationally, and 2.9% and 4.8% for the same periods in the southeastern states.

Employment. The State's unemployment rate for 2004 was 6.8%, up from 6.7% in 2003. Nationally, the unemployment rate was 5.4% in 2004. In September, 2005, the State's unemployment rate was 6.9%, while the national unemployment rate was 5.0%. Over the past four years, the State's unemployment rates have trended higher than the unemployment rates of other southeastern states and the nation. Largest contributors to the State's unemployment rate are declines in manufacturing jobs (declining at an annualized rate of 7.2% from 2000 to 2004), and strong growth in the labor force. While the State's economy is generating jobs, not enough jobs have been created to address the expanding labor force. Strongest job growth through the period 2000-2004 occurred in the educational and healthcare (5.1%) and other services (4.9%) industries. The State's nonagricultural job count advanced 1.1% to 1.83 million in 2004, adding 19,700 jobs. Strongest growth occurred in the service sector. Leisure and hospitality grew 3.9%, wholesale and retail trade grew by 3.6%, and professional and business services grew by 2.5%. Manufacturing continued to decline (by 2.7%), primarily in the non-durable goods sector (down 4.9%), although durable goods declined modestly by 0.4%. Other significant declines included natural resources and mining (down 4.0%), and information services (down 3.3%). These industries are relatively small contributors to the overall composition of employers, representing less than 2% of the State's total employment base. Six of the State's eight Metropolitan Statistical Areas experienced job growth during calendar year 2004, including Charleston, Columbia, Myrtle Beach, Anderson, Greenville and Florence. Only the Spartanburg MSA experienced overall job losses. The Sumter MSA was unchanged.

Per Capita Income. The State's per capita income advanced at a slower pace than the U.S. average during 2004. State per capita income increased to $27,313, 82.3% (compared to 83.1% in 2003) of the national per capita income, and 91.9% (unchanged from 2003) of the southeast average per capita income.

Population. The State's population estimate at July 1, 2004 was 4.2 million. The State's rate of growth is presently the 13th fastest in the United States.

Economic Development. For the calendar year 2005, the South Carolina Department of Commerce initially reported $1.4 billion in new capital investments, which are expected to create about 6,455 new jobs. In calendar year 2004, the Department of Commerce assisted with the expansion or location of firms creating 13,491 jobs. Those companies invested $2.76 billion in the State, up 146% over 2003. In 2004, the Department of Commerce reported that the projected average wage for Commerce-assisted job creation was $34,773, up 7% from 2003, and 128% of the State's per capita income. More than 3,300 jobs were created in the State's rural areas. Manufacturing was the leading sector for investment (94%) and job creation (61%). In calendar year 2003, the Department of Commerce reported that companies announced $1.1 billion in economic development projects during the year, which were expected to create 8,700 new jobs. Additional details and other information regarding economic development efforts may be found at the South Carolina Department of Commerce website http://www.callsouthcarolina.com.

Litigation. There is presently no litigation challenging the validity of any general obligation debt issued or proposed to be issued by the State. As of December 7, 2005, the date of the State's last published Official Statement relating to its general obligation debt, the Attorney General of the State advised that, except as described immediately below, there is neither threatened nor, to his knowledge pending, any litigation which would have any material adverse effect upon the revenues of the State. The description of the result in Abbeville County School District, et al. v. State of South Carolina has been updated since the date of the State's last published Official Statement relating to its general obligation debt in order to reflect the order issued on December 29, 2005, discussed further below.

Anonymous Taxpayers vs. South Carolina Department of Revenue. This action for impairment of contract and an unconstitutional taking of property was brought by a retired State employee to contest the validity of Act No. 189 of the Acts and Joint Resolutions of the South Carolina General Assembly of 1989. The petitioner in Anonymous Taxpayers asserts that the tax exemption of State retirement income, which existed prior to the adoption of Act. No. 189 of 1989, was contractual in nature or a vested property right and not subject to repeal by statute. The trial court dismissed the original action. The South Carolina Supreme Court heard an appeal of the dismissal in January 2001. On March 12, 2001, the South Carolina Supreme Court entered its decision and remanded the case with instructions to dismiss the complaint without prejudice finding that the petitioner had failed to follow the proper administrative remedy.

In light of the State Supreme Court's dismissal, the petitioner elected to pursue an administrative remedy before the South Carolina Department of Revenue. The petitioner's refund claim was denied by the Department of Revenue, and his appeal was denied by the Administrative Law Court. Thereafter, petitioner sought rehearing which was denied. The petitioner has filed a petition for judicial review in the Circuit Court seeking judicial review of the decisions of the Administrative Law Court. The State requested that the Supreme Court assume jurisdiction of the petition for judicial review in an effort to expedite a final ruling on the appeal; however, this request was denied and the appeal remains pending in the Circuit Court. The State is pursuing its defense in Anonymous Taxpayers vigorously and believes that the decision of the Administrative Law Court will be upheld.

The State's estimated potential exposure in the event of an adverse decision in Anonymous Taxpayers is $650 million in refunds of previously paid taxes, and $50-$60 million annually in lost tax revenue going forward.

Abbeville County School District, et al. v. State of South Carolina. This action was originally brought seeking declaratory and injunctive relief on behalf of certain school districts, taxpayers, and individuals alleging that the State's method of funding primary and secondary public education violated several provisions of State and federal law. The lower court dismissed the complaint on all counts. The South Carolina Supreme Court affirmed the lower court's dismissal of all but one of the counts, but reversed the lower court's dismissal of a claim arising under the education clause of the South Carolina Constitution. Specifically, the South Carolina Supreme Court held that the South Carolina Constitution requires the State to provide the opportunity for each child within the State to receive a minimally adequate education. Finding that the complaint stated a claim under this provision, the South Carolina Supreme Court remanded the case for further proceedings. Following the remand, the plaintiffs requested leave to amend their complaint in the action to add a claim for damages for past actions or omissions of the State. The Court accepted the amended complaint. The suit also contains requests for declaratory and injunctive relief that could result in the State's providing additional monies for public education and, possibly, for other purposes. On December 29, 2005, the Court issued an order concluding
(a) that the instructional facilities in the school districts are safe and adequate to provide the opportunity for a minimally adequate education;
(b) that the State's curriculum standards at the minimum encompass the knowledge and skills necessary to satisfy the definition for a minimally adequate education; (c) that the State's system of teacher licensure is sufficient to ensure at least minimally competent teachers to provide instruction consistent with the curriculum standards; (d) that inputs into the educational system, except for the funding of early childhood intervention programs, are sufficient to satisfy the constitutional requirement; (e) that the constitutional requirement of adequate funding is not met by the State as a result of its failure to adequately fund early childhood intervention programs; and (f) that the students in the school districts are denied the opportunity to receive a minimally adequate education because of the lack of effective and adequately funded early childhood intervention programs designed to address the impact of poverty on their educational abilities and achievements. As of January 5, 2005, neither the plaintiffs nor the defendants have responded to the order nor indicated the possibility of an appeal. Moreover, there is no official legislative response at this time, nor is there any available estimate of the fiscal impact of any remedial action that will be necessitated by the findings of the Court. Although the fiscal impact of the order cannot be determined at this time, it will be material.

Layman, et al., v. State of South Carolina. Four State employees, on their own behalf and alleging that they are representatives of a class, filed a complaint in the Richland County Court of Common Pleas asserting among other things that by requiring that employees who return to work after retirement (including employees participating in the Teacher and Employee Retention Incentive Program) resume making contributions into the retirement system, the provisions of Act No. 153 (as described above under the heading "GOVERNMENTAL STRUCTURE - Pension Plans") constitute a breach of contract, an unconstitutional impairment of the plaintiffs' contract rights, an unconstitutional taking of the plaintiffs' property, and that such contributions are precluded by promissory estoppel. The complaint seeks damages, refunds, and a preliminary and permanent injunction enjoining the State from applying the Act to the plaintiffs. The plaintiffs filed a motion for the case to be heard by the South Carolina Supreme Court in its original jurisdiction. On August 11, 2005, the Supreme Court assumed jurisdiction of this case and set up a briefing schedule. The Court heard oral arguments on December 1, 2005. On August 26, 2005, the Supreme Court certified a class of South Carolina TERI participants who retired before July 1, 2005 and other working retirees who returned to work after retirement, but before July 1, 2005. All TERI participants and working retirees will continue paying contributions to the South Carolina Retirement System while the case is being decided. The State's estimated potential exposure in the event of an adverse decision in Layman is $55.4 million for the entire fiscal year 2006. If the Supreme Court were to issue an adverse decision prior to July 1, 2006, the estimate would be prorated for the period from July 1, 2005 until the date of decision. The State of South Carolina and the South Carolina Retirement System believe their position is meritorious and they are vigorously defending the case.

Arnold et al. v. the South Carolina Police Officers Retirement System, the South Carolina Retirement System and the State of South Carolina. Civil Action Number 2005-CP-22-756. The case is a putative class action case filed on August 9, 2005, alleging that provisions in Act 153 requiring working retirees in the Police Officers Retirement System ("PORS") and the South Carolina Retirement System ("SCRS") to make employee contributions are unconstitutional and illegal. Specifically, the plaintiffs allege that the provisions of Act 153 requiring working retirees to make contributions impairs contractual rights, constitutes an unlawful act of taking property, and violates due process. Plaintiffs seek a declaration that provisions in Act 153 affecting members who retired prior to July 1, 2005, are unconstitutional, an injunction enjoining the defendants from collecting employee contributions from plaintiffs, and a refund of all contributions paid by working retirees under Act 153, including attorney's fees. If the plaintiffs were to prevail, the defendants estimate the potential loss from the South Carolina Police Officers System to be $2.15 million and the amount from the South Carolina Retirement System to be $55.4 million (the same estimate as in Layman, but the amount will not be duplicated). If the Court were to issue an adverse decision prior to July 1, 2006, the estimate would be prorated for the period from July 1, 2005 until the date of the decision. The South Carolina Police Officers System, the South Carolina Retirement System, and the State of South Carolina believe their defense is meritorious and they are vigorously defending the case.

Other litigation. Certain other legal actions to which the State is a party are discussed in the Notes to the State's audited financial statements available at www.cg.state.sc.us.

Pending Legislation. The State is currently considering various methods to reduce local ad valorem property taxes, and several bills have been pre-filed with the South Carolina General Assembly proposing to accomplish this reduction. Among other possibilities, the South Carolina General Assembly may completely or partially replace local ad valorem property taxes with a portion of the state-wide sales tax, and may limit the amount by which the assessed value of taxable property may increase from year to year. No assurance can be given that such proposals will not become effective, or as to the form that they may take. In the event that any such proposal were to become effective, it could materially, adversely affect the ability of South Carolina and its political subdivisions to repay their general obligation indebtedness.

                                  APPENDIX C

Risk Factors Affecting the New York Fund

This Appendix contains the Annual Information Statement of the State of New York ("AIS"), and the Update to the Annual Information Statement ("Update") released on the dates specified herein. The AIS and Update set forth the information about the financial condition of the State of New York. The State intends to further update and supplement the AIS as described therein.

 THE SECURITIES THAT THE FUND OFFERS ARE NOT BEING OFFERED BY THE STATE OF NEW
     YORK. THE STATE OF NEW YORK HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THE SERIES' REGISTRATION STATEMENT (INCLUDING THIS
         STATEMENT OF ADDITIONAL INFORMATION) IS TRUTHFUL OR COMPLETE.

The AIS set forth in this Appendix is dated May 4, 2005 and contains information only through that date. This Appendix sets forth sections of the AIS entitled "Current Fiscal Year." The remaining sections of the AIS set out under the headings "Prior Fiscal Years," "Economics and Demographics," "Debt and Other Financing Activities," "State Organization," "Authorities and Localities," "Litigation," "Exhibit A" and Exhibit B" are not included herein.

The Update set forth in this Appendix is dated November 2, 2005 and contains information only through that date. This Appendix sets forth the sections of the Update containing extracts from the Mid-Year Update to the 2005-2006 Financial Plan issued by the Division of the Budget on October 30, 2005 and a discussion of special considerations that may affect the State's Financial Plan projections. "Part II" and "Part III" are not included herein.

The entire AIS and Update, including such remaining sections, was filed with each Nationally Recognized Municipal Securities Information Repository ("NRMSIR"). An official copy of the AIS or Update may be obtained by contacting a NRMSIR, or New York State Division of the Budget, State Capitol, Albany, NY 12224, Tel. (518) 473-8705. Informational copies of the AIS and Update are available on the Internet at http://www.state.ny.us.

           [Subsequent Sections of the AIS Are Not Set Forth Herein]

             Annual Information Statement of the State of New York
                                  May 4, 2005

Introduction. This Annual Information Statement ("AIS") is dated May 4, 2005 and contains information only through that date. This AIS constitutes the official disclosure information regarding the financial condition of the State of New York (the "State"). This AIS, including the Exhibits attached hereto, should be read in its entirety, together with any update or supplement issued during the fiscal year.

In this AIS, readers will find:

    1. A section entitled the "Current Fiscal Year" that contains (a) extracts from the 2005-06 Enacted Budget Financial Plan prepared by the Division of the Budget ("DOB"), including the State's official Financial Plan projections and (b) a discussion of potential risks that may affect the State's Financial Plan during the current fiscal year under the heading "Special Considerations." The first part of the Enacted Budget Financial Plan summarizes the major changes to the 2005-06 Executive Budget and the projected impact on operating results, annual spending growth, and the magnitude of future potential budget gaps; the second part provides detailed information on total receipts and disbursements projected in the State's governmental funds in 2005-06.

    2. Information on other subjects relevant to the State's fiscal condition, including: (a) operating results for the three prior fiscal years,
       (b) the State's revised economic forecast and a profile of the State economy, (c) debt and other financing activities, (d) governmental organization, and (e) activities of public authorities and localities.

    3. The status of significant litigation that has the potential to adversely affect the State's finances.

DOB is responsible for organizing and presenting the information that appears in this AIS on behalf of the State. In preparing the AIS, DOB relies on information drawn from several sources, including the Office of the State Comptroller ("OSC"), public authorities, and other sources believed to be reliable. Information relating to matters described in the section entitled "Litigation" is furnished by the State Office of the Attorney General.

During the fiscal year, the Governor, the State Comptroller, State legislators, and others may issue statements or reports that contain predictions, projections or other information relating to the State's financial condition, including potential operating results for the current fiscal year and projected baseline gaps for future fiscal years, that may vary materially from the information provided in this AIS. Investors and other market participants should, however, refer to this AIS, as revised, updated, or supplemented, for official information regarding the financial condition of the State.

The State plans to issue updates to this AIS on a quarterly basis and may issue supplements or other disclosure notices as events warrant. The State intends to announce publicly whenever an update or a supplement is issued. The State may choose to incorporate by reference all or a portion of this AIS in Official Statements or related disclosure-documents for State or State-supported debt issuance. Readers may obtain informational copies of the AIS, updates, and supplements by contacting Mr. Louis Raffaele, Chief Budget Examiner, New York State Division of the Budget, State Capitol, Albany, NY 12224, (518) 473-8705. The State has filed this AIS with the Central Post Office, Disclosure USA. The Municipal Advisory Council of Texas (Texas MAC), has established this internet-based disclosure filing system approved by the Securities and Exchange Commission to facilitate the transmission of disclosure-related information to the Nationally Recognized Municipal Securities Information Repositories (NRMSIRs). An official copy of this AIS may be obtained from the Division of the Budget, State Capitol, Albany, NY 12224, Tel: (518) 473-8705 or from any NRMSIR. OSC expects to issue the Basic Financial Statements for the 2004-05 fiscal year in July 2005. Copies may be obtained by contacting the Office of the State Comptroller, 110 State Street, Albany, NY 12236 and will be available on its website at www.osc.state.ny.us.

Usage Notice. The AIS has been supplied by the State to provide updated information about the financial condition of the State in connection with financings of certain issuers, including public authorities of the State, that may depend in whole or in part on State appropriations as sources of payment of their respective bonds, notes or other obligations and for which the State has contractually obligated itself to provide such information pursuant to an applicable continuing disclosure agreement (a "CDA").

An informational copy of this AIS is available on the DOB website (www.budget.state.ny.us). The availability of this AIS in electronic form at DOB's website is being provided to you solely as a matter of convenience to readers and does not create any implication that there have been no changes in the financial condition of the State at any time subsequent to its release date. Maintenance of the AIS on this website is not intended as a republication of the information therein on any date subsequent to its release date.

                 [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

Current Fiscal Year. The State's current fiscal year began on April 1, 2005 and ends on March 31, 2006. On March 8, 2005, the State Legislature enacted appropriations for all State-supported, contingent contractual, and certain other debt service obligations for the entire 2005-06 fiscal year. On March 31, 2005, the Legislature completed action on the remaining appropriations and accompanying legislation constituting the budget for the 2005-06 fiscal year. Subsequently, on April 12, 2005, the Legislature enacted certain amendments to the 2005-06 Enacted Budget. The 2005-06 Enacted Budget Financial Plan, extracts of which are set forth below, was prepared by the DOB and reflects the actions of the Legislature and Governor through April 12, 2005.

The 2005-06 Enacted Budget Financial Plan contains estimates and projections of future results that should not be construed as statements of fact. These estimates and projections are based upon various assumptions that may be affected by numerous factors, including future economic conditions in the State and nation, Federal law changes, and adverse judgments against the State. There can be no assurance that actual results will not differ materially and adversely from the estimates and projections contained in the 2005-06 Enacted Budget Financial Plan set forth herein.

2005-06 Enacted Budget Financial Plan. The Legislature completed action on the Executive Budget appropriation and Article VII bills for the 2005-06 fiscal year by March 31, 2005 (passing the debt service appropriation bill on March 8 and the remaining bills by the end of the month). On April 12, 2005, several amendments ("chapter amendments") to the 2005-06 budget were enacted that authorized, among other things, funding for the Temporary Assistance for Needy Families program (TANF), the Environmental Protection Fund (EPF), and the Help America Vote Act. The State's official Enacted Budget Financial Plan projections set forth here are based on the budget bills and chapter amendments enacted through April 12, 2005.

The Executive Budget for 2005-06 presented a balanced General Fund Financial Plan that eliminated a projected budget gap of $4.2 billion. The Enacted Budget Financial Plan for 2005-06 is also balanced, the result of both new resources and the approval of roughly $3.3 billion of the $4.1 billion in Executive Budget gap-closing recommendations. Reserves have been increased to $1.5 billion.

The following table summarizes the net additions to the Executive Budget, the net available resources to finance them, and the impact on the State's General Fund operating forecast.

                              General Fund Status
                             (millions of dollars)



                                                   2005-06 2006-07 2007-08
                                                   ------- ------- -------
      Executive Budget 30-Day Budget Gaps               0  (2,544) (2,541)
      Net Available Resources (including reserves)  1,388   1,544   1,753
      Net Additions                                (1,388) (2,167) (3,338)
      Enacted Budget Gaps                               0  (3,167) (4,126)



As the table indicates, since the Executive Budget, $1.4 billion in new resources have been identified to finance $1.4 billion in net additions. The budget gaps total $3.2 billion in 2006-07, an increase of $623 million from the Executive Budget, and $4.1 billion in 2007-08, an increase of $1.6 billion. Detailed information on these changes is provided later.

In summary, the Enacted Budget authorized approximately $1.8 billion of the $2.8 billion in spending restraint proposed with the Executive Budget, including (a) roughly one-half of the $1.1 billion in proposed Medicaid provider and recipient cost containment and all $800 million in savings from financing certain Medicaid spending outside of the General Fund, (b) debt management initiatives to help reduce the growth in debt service costs ($150 million), and (c) mental hygiene savings ($250 million). Revenue actions net of tax cuts total $605 million, or $72 million above the $533 million proposed with the Executive Budget. Finally, $889 million in one-time actions are authorized in the budget, an increase of $33 million above the Executive proposal.

The Enacted Budget provides an $850 million school year increase in school aid, $324 million above the level recommended in the Executive Budget. The school aid program includes a new "sound basic education" (SBE) aid program, financed with Video Lottery Terminal (VLT) revenues, that will distribute aid through a formula that benefits high-need districts. The SBE program is part of the State's efforts to comply with a State Court of Appeals' ruling that found the school finance system failed to provide students in New York City with an adequate education in violation of the State Constitution./1/ The compliance plan also includes traditional school aid and Federal aid.

The Enacted Budget includes funding, consistent with the Executive Budget, to permit the State to pay for the local share of Medicaid costs in excess of 2005 spending levels plus 3.5 percent ($121 million), to accelerate the full State takeover of the Family Health Plus (FHP) program ($25 million), and to provide enhanced aid for local governments ($61 million).

The Enacted Budget Financial Plan projects General Fund spending, including transfers to other funds, will total $46.2 billion, an increase of $2.1 billion (4.7 percent) from 2004-05. State Funds spending, which includes spending financed from other State revenue sources as well as the General Fund, is projected at $70.3 billion, an annual increase of $4.9 billion (7.4 percent). All Governmental Funds spending (hereafter "All Funds"), which includes Federal grants, is estimated to increase by $4.4 billion (4.3 percent) for a total of $106.5 billion.

                              Size of the Budget
                             (millions of dollars)



                                        General  State    All
                                         Fund    Funds   Funds
                                        ------- ------  -------
2004-05 Preliminary Adjusted Actuals*   44,127  65,404  102,101
2005-06 30-Day Estimate                 45,070  69,057  105,162
Net Spending Additions                   1,536   1,746    2,313
Net Spending Reductions/Reestimates       (399)   (530)    (972)
2005-06 Enacted Budget Estimate         46,207  70,273  106,503
Annual $ Change                          2,080   4,869    4,402
Annual % Change                            4.7%    7.4%     4.3%
Increase Above Executive Budget          1,137   1,216    1,341



Note: To provide a comparable basis for calculating annual change, the 2004-05 preliminary results have been increased to reflect the inclusion of all HCRA funded programs on-budget and additional Mediciaid spending to comply with Federal policy changes related to certain county shares adjustments--consistent with the 2005-06 budget projections. The 2004-05 adjustment for HCRA is $925 million in State Funds and All Funds; the Medicaid county shares adjustment is $508 million in the General Fund, State Funds, and All Funds.

The 2005-06 Financial Plan includes a fiscal stability reserve of $601 million. The State's general reserves are projected to total $1.5 billion in 2005-06, equivalent to roughly 3.2 percent of General Fund spending. As in any fiscal year, the Enacted Budget Financial Plan is subject to a variety of risks and uncertainties that could cause actual results to differ materially from current projections. For example, the State is involved in litigation challenging the use of proceeds from the conversion of Empire Blue Cross/Blue Shield/2/ from a not-for-profit corporation to a for-profit corporation. The State is counting on $2.2 billion in conversion proceeds from Empire and other sources to finance the Health Care Reform Act (HCRA) programs in 2005-06. In order to insure General Fund balance, the Enacted Budget provides that no spending for certain HCRA programs may occur after June 30, 2005 unless conversion proceeds become available. The Financial Plan assumes that this issue will be resolved to allow full year spending for all HCRA programs. Other risks inherent in the current projections include the performance of the State and national economies, adverse judgments against the State, and changes in the level of Federal aid.

Summary of Annual Disbursement Growth. DOB projects General Fund disbursements will total $46.2 billion in 2005-06, an increase of $2.1 billion (4.7 percent) over 2004-05 actual results. State Funds and All Funds disbursements are projected to reach $70.3 billion and $106.5 billion in 2005-06, an increase of $4.9 billion (7.4 percent) and $4.4 billion (4.3 percent) over the prior year.

The largest All Funds spending increases are for Medicaid ($1.7 billion), school aid ($953 million), and higher education ($832 million), as summarized in the following table.

--------
/1/ See the section entitled "Litigation" in this AIS for more information. /2/ Referred to as "Empire" elsewhere in this AIS.

                    Summary of Annual Disbursements Growth
                             (millions of dollars)



                                                       General  State    All
                                                        Fund    Funds   Funds
                                                       ------- ------  -------
2004-05 30-Day Estimate                                43,920  65,458  102,615
Closeout Changes                                          207     (54)    (514)
2004-05 Preliminary Adjusted Actuals                   44,127  65,404  102,101
Medicaid                                                  (15)  1,641    1,729
School Aid                                                864     780      953
Other Education                                           178     194      316
Higher Education                                          222     824      832
Fringe Benefits (includes pensions & health insurance)    396     424      456
Transportation                                             (5)    563      517
Welfare/Children & Family Services                         52     109      288
Environmental Conservation                                  5     221      216
STAR                                                        0     163      163
World Trade Center                                          0       0   (1,194)
All Other                                                 383     (50)     126
2005-06 Enacted Budget Estimate                        46,207  70,273  106,503
Annual $ Change                                         2,080   4,869    4,402
Annual % Change                                           4.7%    7.4%     4.3%



All Funds Medicaid spending in 2005-06 is projected to increase by $1.7 billion over the prior year primarily due to the increasing cost of providing health care services, as well as the rising number of recipients and corresponding increases in medical service utilization. These trends account for over half of the annual growth. DOB's estimate is based on current experience in the State's Medicaid program and the Congressional Budget Office's national projections. In addition, the expiration in June 2004 of a temporary 2.95 percent Federal share increase will result in $109 million in higher State share spending in 2005-06. The remaining sources of growth include the continued phase-in of the State takeover of local government FHP costs ($60 million in 2004-05 growing to $252 million in 2005-06), the commencement of the State takeover of all local Medicaid costs in excess of 2005 spending levels plus 3.5 percent ($121 million) and various other changes, including the discontinuation of certain county shares adjustments.

School aid spending in State fiscal year 2005-06 is projected to total $18.5 billion on an All Funds basis, an increase of $953 million above fiscal year 2004-05. The increase primarily reflects the balance of aid payable for the 2004-05 school year ($248 million), the fiscal year costs of the 2005-06 school year increase ($593 million), and higher Federal spending ($173 million). A decrease in capital projects spending partially offsets the annual growth ($39 million).

Other education aid, including special education services and other targeted programs, is projected at $2.6 billion, an increase of $316 million from 2004-05. The annual growth consists of higher Federal funding under the Individuals with Disabilities Education Act program ($93 million), costs related to enrollment growth in the Preschool Special Education Program ($73 million), and funding for legislatively-directed education spending originally planned for 2004-05 but now expected to occur in 2005-06 (net change of $120 million over the two years).

All Funds spending for higher education is projected at $7.6 billion, an increase of $832 million over 2004-05 primarily due to higher salaries, inflationary increases, and program growth at the State University of New York
(SUNY), the City University of New York (CUNY), and Higher Education Services Corporation (HESC) ($371 million), as well as higher capital spending for the public universities ($461 million).

Spending for General State Charges in 2005-06 is expected to total $4.8 billion on an All Funds basis, an annual increase of $456 million. Higher costs for pensions ($262 million) and health insurance to State employees and retirees ($189 million) are responsible for most of the increase.

All Funds spending for transportation is estimated at $5.7 billion in 2005-06, an increase of $517 million over 2004-05. Growth in capital spending financed from the Dedicated Highway and Bridge Trust Fund and a proposed "Rebuild and Renew New York" General Obligation Bond Act, as well as higher operating support for the Metropolitan Transportation Authority (MTA) and other transit systems, account for the annual change. The Bond Act is subject to the approval of the voters in November 2005.

Federal aid to New York City in 2004-05 for the creation of a captive insurance company to address claims related to recovery efforts at the World Trade Center will not recur in 2005-06 ($1.2 billion)/3/. The aid "passes through" the State's All Funds Financial Plan and is counted as spending.

Annual growth in welfare, children and family services, environmental conservation, and the School Tax Relief (STAR) program contribute to the remaining increases in spending from 2004-05.

Executive Budget vs. Enacted Budget Gap-Closing Actions. The Enacted Budget included nearly eighty percent of the $4.2 billion in gap-closing actions proposed in the 2005-06 Executive Budget. The Legislature also increased spending for several programs, including school aid. The additional costs were financed with additional resources identified since the time of the Executive Budget. The following table compares the gap-closing actions approved in the Enacted Budget against those proposed with the Executive Budget.

            Executive vs. Enacted General Fund Gap-Closing Actions
                             (millions of dollars)



                                                          Executive Enacted Change
                                                          --------- ------- ------
TOTAL BUDGET ACTIONS                                        4,152    3,278   (874)
Spending Cuts                                               1,820      844   (976)
                                                            -----    -----   ----
Medicaid:                                                   1,103      546   (557)
   Family Health Plus Cost Containment                        227       74   (153)
   Health Care Provider Assessments                           234      146    (88)
   Nursing Home Cost Containment                              182        1   (181)
   Hospital Cost Containment                                  201       75   (126)
   Pharmacy Cost Containment                                   80       65    (15)
   Restructure dental/other optional benefits                  66        0    (66)
   Reestimates                                                  0      105    105
   All Other                                                  113       80    (33)
Debt Management                                               150      150      0
Restructure TAP/Enhanced Loan Program                         135        5   (130)
SUNY/CUNY                                                     137        0   (137)
All Other                                                     295      143   (152)
Recommended Spending Initiatives                             (313)    (284)    29
                                                            -----    -----   ----
Cap Local MA Costs (State Costs/Local Savings)               (121)    (121)     0
Local MA relief (grant payment/FHP Takeover Acceleration)     (45)     (25)    20
Aid and Incentives for Municipalities                         (55)     (61)    (6)
All Other Adds                                                (92)     (77)    15
Offsets/Fund Shifts/Federal                                 1,256    1,224    (32)
                                                            -----    -----   ----
Medicaid                                                      795      795      0
Mental Hygiene (PIA/Federal Initiatives)                      196      196      0
Transportation/Motor Vehicles                                 163      163      0
All Other Offsets/Fund Shifts/Federal Actions                 102       70    (32)
Revenue Actions                                               779      605   (174)
                                                            -----    -----   ----
Two Week Clothing Exemption at $250 (Local Share)             456      476     20
Power Authority PILOT Payments                                 75       75      0
Corporation Franchise Taxes                                    51       51      0
Close "Thrift" Loophole on REIT                                50        0    (50)
Eliminate Quick Draw Restrictions                              39        0    (39)
Increase Wine Tax                                              38        0    (38)
All Other Revenue                                              70        3    (67)
Tax Cuts                                                     (246)       0    246
                                                            -----    -----   ----
PIT Top Tax Rate Decrease                                    (190)       0    190
Corp Franchise Tax Cuts (SPUR)                                (30)       0     30
STAR Plus                                                     (12)       0     12
All Other Tax Cuts                                            (14)       0     14
Nonrecurring Resources                                        856      889     33
                                                            -----    -----   ----
Pensions                                                      321      152   (169)
Use 2004-05 Surplus                                           170      170      0
TANF                                                           61       61      0
Asset Sales                                                    54       54      0
Mortgage Insurance Fund (Excess Balances)                      50       50      0

--------

/3/ Includes $1 billion for captive insurance and $200 million in other Federal aid.

            Executive vs. Enacted General Fund Gap-Closing Actions
                             (millions of dollars)



                                  Executive Enacted Change
                                  --------- ------- ------
Federal Medicaid for Non-Citizens     42       42      0
Abandoned Property                     0       90     90
Fund Balances                          0      112    112
All Other One-Timers                 158      158      0



Note on abbreviations used in table: "MA" means Medicaid; "PIA" means the Patient Income Account; "REIT" means real estate investment tax; "PIT" means personal income tax; "STAR" means the School Property Tax Relief program; and "TANF means the Temporary Assistance for Needy Families Program.

General Fund - Net Available Resources Above The Executive Budget. DOB estimates that $1.4 billion in new resources above the Executive Budget forecast have become available for 2005-06, including $1.1 billion from projected higher tax collections in 2004-05 and 2005-06 (approximately $600 million has already been received through the end of the 2004-05 fiscal year), as summarized below.

         Summary of Net Available Resources Above the 30-Day Estimate
                             (millions of dollars)



                                           2005-06 2006-07 2007-08
                                           ------- ------- -------
Recurring Resources                         1,215   1,243   1,453
                                            -----   -----   -----
Additional Revenues                         1,061   1,105   1,305
Welfare Caseload Recast                       115     115     115
All Other Spending Cuts/Reestimates            39      23      33
Nonrecurring Resources                        173     301     300
                                            -----   -----   -----
Fund Balances                                 112       0       0
Abandoned Property                             90       0       0
(Increase)/Use of Fiscal Stability Reserve    (29)    301     300
Net Available Resources                     1,388   1,544   1,753



Additional Revenues: The Executive and Legislature reached consensus on the 2004-05 and 2005-06 revenue forecast on March 1, 2005. The consensus agreement projected higher revenues of $350 million in 2004-05 and $250 million in 2005-06 compared to the 30-day forecast. In addition, DOB now projects that annual revenues for 2004-05 and 2005-06 will exceed the consensus forecast by $461 million, based on the latest collections information, bringing the total revisions to $1.1 billion.

Welfare Caseload Recast: Welfare caseload projections have been revised downward based on recent trends. In 2004-05, the total caseload is now expected to average 627,000 recipients, a decrease of 5,000 from the Executive Budget forecast. In 2005-06, it is projected at 620,000, a decrease of 29,000 recipients from the Executive forecast. The lower caseload levels are projected to reduce costs from previous estimates by $115 million annually.

All Other Spending Cuts/Reestimates: Funding has been reduced or eliminated in the Enacted Budget for, among other things, the operating budgets of several agencies and shared-service grants to local governments.

Fund Balances: Legislation was enacted to sweep $112 million in additional balances to the General Fund. Significant balances will be transferred from a Higher Education Services Corporation sole custody account ($51 million) and various special revenue funds ($57 million). The balances are summarized in more detail in the section entitled "Nonrecurring Resources" later in this Report.

Abandoned Property: The State Comptroller has indicated that an additional $90 million in abandoned property resources will be available in 2005-06.

Fiscal Stability Reserve: The 2005-06 budget includes a fiscal stability reserve of $601 million. It is currently projected that this reserve will guard against risks in 2005-06 and be used in equal installments to help close the outyear budget gaps.

General Fund -- Net Additions Above The Executive Budget. DOB estimates that additions to the 2005-06 Executive Budget total $1.4 billion, and grow to $2.2 billion in 2006-07 and $3.3 billion in 2007-08. In contrast to the new resources included in the Enacted Budget, which remain relatively flat after 2005-06, the additions, especially for Medicaid, higher education, and tax cuts, grow substantially. The following table summarizes DOB's estimate of the additions to the Executive Budget.

        Summary of Net General Fund Additions Above the 30-day Estimate
                             (millions of dollars)



                                                    2005-06 2006-07 2007-08
                                                    ------- ------- -------
     Health                                            557   1,184   1,453
     Education                                         292     370     370
     Higher Education                                  267     431     510
     General Government/Local Assistance               170    (116)    (45)
     Human Services/Labor                               61      73      81
     Agriculture/Environmental Conservation/Housing     37      58      59
     Public Protection                                  45      48      49
     Mental Hygiene                                     12      12      12
     Economic Development                                8      10     (13)
     Transportation                                      5       9      44
     General Conference                                (66)     88     818
                                                     -----   -----   -----
     - Member Item Funding                               0     100     100
     - Reject Autospeed Enforcement                     15      33      33
     - Net Tax/Revenue Changes                         (81)    (45)    685
     Net Additions                                   1,388   2,167   3,338



Detailed Summary Of Legislative General Fund Additions By Conference Sub Committee. This section provides more information on the specific additions approved by the Legislature, as compared to the Executive Budget Financial Plan. The information is organized by the legislative conference subcommittee responsible for recommending the additions.



                                                              Costs/(Savings) vs.
                                                               Executive Budget
                                                            ----------------------
                                                            2005-06 2006-07 2007-08
                                                            ------- ------- -------
Health and Medicaid                                           557    1,184   1,453
                                                              ---    -----   -----
Recipient Actions                                             246      472     495
                                                              ---    -----   -----
   Modified FHP Cost Containment/Copay                        153      246     258
   No Adult Dental/Other Practioner Benefit Changes            66      123     123
   No LTC Loophole Closures                                    27      103     114
Hospital Actions                                              214      335     405
                                                              ---    -----   -----
   Partially Restore Hospital Assessment                       88      142     212
   No Hospital Inpatient Detox Rate Reduction                  45       73      73
   Trend Factor Rate Increase                                  41       74      74
   All Other Hospital Cost Containment                         40       46      46
Nursing Home Actions                                          181      232     490
                                                              ---    -----   -----
   No Regional Pricing Methodology                             68       90      90
   No Revisions to Medicaid Case Mix Calculation               58       77      77
   Trend Factor Rate Increase                                  49       65      65
   Supplemental Quality Improvement Demo                        6        0       0
   Nursing Home Assessment at 6 percent for 2 years only        0        0     258
Pharmacy Actions                                              (15)       9      15
                                                              ---    -----   -----
   Modify Preferred Drug Program                                8       28      31
   Prior Authorization Program                                  7       14      17
   Savings Associated with 340-B Medicare/pharmacy rebates    (30)     (33)    (33)
All Other Medicaid Changes                                    (73)     (44)    (44)
No Local Takeover Transition Aid                              (20)     (10)      0
HCRA Tobacco Guarantee Payment                                  0      119       0
Denied GPHW Funding Structure Change                           10       22      34
Add Funding for Public Health Initiatives                      12       47      56
Add Funding for Aging                                           2        2       2



Health and Medicaid. The Enacted Budget authorized more than $500 million of the $1.1 billion in Medicaid cost containment actions advanced in the Executive Budget and all $800 million in proposals to finance certain Medicaid costs outside the General Fund. It also extended cost containment approved in prior years which was already assumed in the Executive Budget projections. In addition to continuing prior year cost containment, the most significant actions incorporated in the Enacted Budget include:

..   A preferred drug program, similar to programs underway in 37 other states, that will require prior authorization for certain drugs for which no price concession has been provided. In addition, the program will enhance patient safeguards and reduce inappropriate utilization of drugs, while allowing the physician the final determination of what drug is prescribed.

..   Modifications to the FHP benefit package that align vision benefits with the State employee package and increase co-payments for certain services, including primary care, dental care and pharmacy services.

..   A temporary increase in the reimbursable assessment on nursing home revenues to 6.0 percent from 5.0 percent in 2005-06 and 2006-07.

..   Nearly all the proposals that would finance certain Medicaid spending from
    HCRA instead of the General Fund, with no impact on services.

..   A reestimate of savings related to certain actions, including estimated lower pricing for certain drugs covered under the 340-B drug discount program, collection of "past due" pharmacy rebates from manufacturers, anti-fraud initiatives, and enrollment of Supplemental Security Income
    (SSI) eligible individuals in managed care.

The Enacted Budget did not incorporate some of the cost containment proposals that would have further restrained growth in Medicaid spending, including:

..   Closing certain long-term care eligibility loopholes, further reductions to the FHP benefit package, and elimination of coverage for adult dental care and other services, including private duty nursing, audiology, podiatry, and clinical psychology.

..   Hospital cost containment initiatives including a proposed reduction to the reimbursement rate for inpatient detoxification services, and the elimination of the inflationary rate adjustments; and a 0.35 percent assessment on hospital revenues instead of the 0.7 percent assessment proposed in the Executive Budget.

..   Nursing home cost containment including revisions to the regional reimbursement methodology and the Medicaid-only case-mix calculation, and the elimination of the inflationary rate adjustment.

While the Enacted Budget approved the Governor's plan to cap local Medicaid costs and accelerate the State takeover of FHP local costs in all counties outside of New York City, it did not authorize proposed direct local aid to offset Medicaid costs in the current year. It also added funding to maintain the General Public Health Works program under current reimbursement rules, and to support various public health and aging initiatives.

Finally, as noted earlier, the Enacted Budget did not address ongoing litigation challenging the use of proceeds from the conversion of Empire Blue Cross/Blue Shield from a not-for-profit corporation to a for-profit corporation that may result in a loss of $1.8 billion in resources in both the General Fund and HCRA in 2005-06. Pursuant to court order the State Comptroller is currently holding all proceeds in escrow until a judgment is rendered. HCRA is counting on a total of $2.2 billion in Empire proceeds through June 30, 2007, the availability of which depends on successful resolution of the litigation and release of the moneys currently held in escrow. The Enacted Budget includes authorization that would halt nearly all spending for programs financed by HCRA effective July 1, 2005 until such Empire proceeds are received. Furthermore, the Enacted Budget did not authorize any additional insurance conversions./4/ The current HCRA plan assumes the availability of a total of $1.2 billion in additional insurance conversion proceeds through June 30, 2007. The current forecast assumes successful resolution of these issues and projects full year spending for all HCRA programs.



                                      Costs/(Savings) vs.
                                       Executive Budget
                                    -----------------------
                                    2005-06 2006-07 2007-08
                                    ------- ------- -------
Education                             292     370     370
School Aid (above Executive Budget)   221     354     354
School Aid Database Update             30       0       0
Legislative Directed Initiatives       27       0       0
Funding for Other SED Programs         14      16      16



Education. The Enacted Budget authorized an $850 million increase in school aid on a school year basis, $324 million above the Executive Budget school year recommendation ($221 million on a State fiscal year basis). The budget provided funding for both Flex Aid and the SBE program (funded with VLT revenues) at the level

--------
/4/  Conversion of other non-profit insurers to for-profit companies.

recommended in the Executive Budget, as well as funding for BOCES, private excess cost aid, and categorical programs.

In addition, the Budget included funding for additional 2004-05 school year costs payable in the 2005-06 fiscal year associated with the February 15, 2005 database update, legislatively-directed education-related programs ($27 million), and increased funding for State Education Department (SED) programs including public libraries, public broadcasting, and agency operations that was not recommended in the Executive Budget.



                                                          Costs/(Savings) vs.
                                                           Executive Budget
                                                        ----------------------
                                                        2005-06 2006-07 2007-08
                                                        ------- ------- -------
Higher Education                                          267     431     510
                                                          ---     ---     ---
No TAP Reform Initiatives                                 130     265     338
Increased Funding for SUNY/CUNY Operating Aid              83      92      92
Increased Funding for Community College Base Aid           20      26      26
Increased Funding for HEOP/EOP/SEEK/CD                     19      27      27
Increased Funding for NYSTAR Programs                       4       4       4
Funding for New Loan Forgiveness Programs                   3       3       3
Debt Service for New SUNY/CUNY Capital Bonding              4      12      23
Reduced Higher Education Capital Matching Grant Program    (1)     (4)    (10)
All Other                                                   5       6       7



Higher Education. The Enacted Budget provides a $115 per full-time student increase in SUNY and CUNY community college base aid, bringing total aid to $2,350 a year. In addition, $3 million is added to fund new student loan forgiveness programs for nursing faculty and social workers.

It also added spending in several programs above Executive Budget levels, including supplemental financial aid provided through the Higher Education Opportunity Program, Educational Opportunity Program, Search for Education, Elevation and Knowledge, and College Discovery programs, as well as for the Office of New York Science, Technology and Academic Research for the CAT Development, Faculty Development, and Watson Investigator programs.

An additional $810 million is provided for new capital appropriations of $550 million for SUNY and $260 million for CUNY. When coupled with the $323 million increase provided in the Executive Budget, new capital appropriations for SUNY and CUNY will total over $1.1 billion. In addition, the budget reflects a reduction in bonding authorization and spending recommendations for the Higher Education Facilities Capital Matching Grants program from $250 million for public and private colleges to $150 million for private colleges only.

The Enacted Budget did not authorize either a tuition increase for SUNY and CUNY or reforms to the Tuition Assistance Program (TAP) that would have deferred one-half of the awards for first-time recipients to encourage timely graduation strengthened academic standards and eligibility criteria.



                                                 Costs/(Savings) vs.
                                                  Executive Budget
                                               ----------------------
                                               2005-06 2006-07 2007-08
                                               ------- ------- -------
General Government/Local Assistance              170    (116)    (45)
                                                 ---    ----     ---
No Pension Reform Proposal/Permit Amortization   169     (87)    (16)
Amortize Judiciary Pension Contribution          (15)      2       2
No Court of Claims Interest Savings                7       7       7
Reduce Performance-Based Unrestricted Aid          0     (49)    (49)
Add Funding for Unrestricted Aid                   8       8       8
Add Funding for Department of State                6       6       6
Add Funding for OGS Green Power                    4       4       4
Add Funding for OSC School District Audits         1       3       3
Judiciary Lump Sum Cut                           (10)    (10)    (10)



General Government/Local Assistance. In the areas of pensions and local aid, the Executive Budget advanced several reforms that were not approved in the Enacted Budget, including:

..   Calculating the interest rate paid by the State for Court of Claims judgments at current market rates, rather than the current fixed rate of 9.0%.

..   Requiring the State Comptroller to delay discretionary actuarial revisions to pension estimates, and implement such changes only after independent review and public comment. Instead the Legislature permitted the State to defer its 2005-06 pension contribution in excess of 9.5% of payroll (compared to a 7.0% contribution rate from the Executive's proposal), and pay such costs with interest over a ten year period.

In addition, the Enacted Budget limited performance-based increases in unrestricted aid to one year (lowering costs by $49 million in the outyears) and cut funding for the Judiciary ($10 million).



                                                     Costs/(Savings) vs.
                                                      Executive Budget
                                                   ----------------------
                                                   2005-06 2006-07 2007-08
                                                   ------- ------- -------
Human Services/Labor                                 61       73      81
                                                     --      ---     ---
No Full Family Sanctions                              9       26      26
No Work Participation Rate Penalities                 4       25      25
No Strengthening Families Through Stronger Fathers   (7)     (20)    (25)
Increased Spending of TANF Funds                     30        0       0
Increase State Supplement for SSI Recipients          4       20      34
Add Funding for Labor                                11       11      11
Add Funding for Children & Family Services            8        8       6
All Other                                             2        3       4



Human Services and Labor. The Enacted Budget added funding for the following items:

..   An additional $30 million of TANF funding by accelerating TANF resources planned for use in future years in order to fund legislative initiatives, thereby reducing the amount available for the Earned Income Tax Credit program.

..   An increase to the State supplement for SSI recipients in adult care facilities. Cost projections assume that required technical amendments to legislation relating to SSI recipients in such facilities will be made prior to implementation.

..   Department of Labor programs for displaced homemakers, dislocated worker assistance, on the job training, workforce development institutes, and other programs.

..   Office of Children and Family Services (OCFS) programs for day care center workers, delinquency prevention, foster care providers, runaway and homeless youth, child advocacy centers, family preservation centers, domestic violence training, and maternity and early childhood services.

The Executive Budget recommended several reform proposals, none of which were enacted, including:

..   Imposing full family sanctions and fiscal penalties on districts that fail to meet Family Assistance and Safety Net work participation rates.

..   Funding for a new "Strengthening Families Through Stronger Fathers" program that would have assisted unemployed and under-employed non-custodial parents in obtaining and retaining employment.

..   Mergers involving the Workers' Compensation Board, the Public Employment
    Relations Board/State Employment Relations Board, and the Vocational and Educational Services for Individuals with Disabilities Program with the Department of Labor.



                                                     Costs/(Savings) vs.
                                                      Executive Budget
                                                   -----------------------
                                                   2005-06 2006-07 2007-08
                                                   ------- ------- -------
Agriculture/Environmental Conservation/Housing       37      58      59
                                                     --      --      --
No DEC Hard-Dollar Capital Shift to EPF               0      10      10
No Sweep from SPIF to General Fund                    0      10      10
Restore/Add Funding for Agriculture & Markets        11      11      11
Restore/Add Funding for Environmental Conservation    8       8       8
Reduce All Terrain Vehicle Fee Increase               6       8       8
Add for Neighborhood Preservation Program             5       5       5
Add for Rural Preservation Program                    2       2       2
Add for Parks Programs                                5       2       2
Debt Service for New Housing Capital Bonding          0       2       3

Agriculture/Environmental Conservation/Housing. The Enacted Budget contained the following:

..   Financing $10 million in Environmental Conservation capital spending from the General Fund rather than the EPF in 2005-06 only.

..   Adding funding for various programs in the Department of Agriculture and
    Markets including grants to Cornell University and other entities, and rejecting Article VII proposals related to inspections for pet dealers and food safety.

..   Adding funding for Environmental Conservation programs including Jamaica
    Bay and Whitney Point water quality projects, and a new Invasive Species Eradication program.

..   Reducing the proposed All Terrain Vehicle registration fee from $45 to $25.

..   Adding spending in Housing for the Neighborhood Preservation Program, the
    Rural Preservation Program, and in Parks for the Historic and Independence Trails.

..   Authorizing for one year a planned transfer from the State Park
    Infrastructure Fund (SPIF) to the General Fund.

The Enacted Budged added capital spending of $10 million for the Affordable Housing Corporation, $10 million for the Housing Trust Fund, and $5 million for other housing programs that is expected to add $2 million in annual debt service costs beginning in 2006-07.



                                                      Costs/(Savings) vs.
                                                       Executive Budget
                                                    -----------------------
                                                    2005-06 2006-07 2007-08
                                                    ------- ------- -------
Public Protection                                     45      48      49
                                                      --      --      --
No Correctional Facilities Closures                   22      25      26
Funding for Westchester Policing Program               3       3       3
Increased Parole Field Staff                           2       3       3
Increased Funding for State Police                     2       2       2
Funding for Attorney General/Department of Law         9       9       9
General Fund Support to Replace Federal Byrne Grant    3       3       3
All Other                                              4       3       3



Public Protection. The Enacted Budget added funding for the following:

..   Continued operation of correctional facilities at Camp Pharsalia, Camp
    McGregor, Fulton Work Release Facility, Groveland Annex, and Greene and Watertown Special Housing Units, all of which were slated to be closed under the Executive Budget because of underutilization.

..   Westchester County for policing of the Parkways.

..   Parole field staff that the Executive Budget recommended reducing due to a decline in the parolee population.

..   16 State Police troopers assigned to security at the Empire State Plaza and
    Capitol, and denial of the Executive proposal to establish a new aggregate weight standard for laboratory analysis of illegal drug evidence.

..   General Fund support to offset a reduction in Federal Byrne Grant Funding for anti-drug, anti-violence, crime control, prevention and treatment programs; and in the Department of Law for personal service costs, a document management and anti-crime and anti-fraud initiative.

The Enacted Budget did not include the proposed merger of the Division of Probation and Correctional Alternatives into the Division of Criminal Justice Services.



                                            Costs/(Savings) vs.
                                             Executive Budget
                                          -----------------------
                                          2005-06 2006-07 2007-08
                                          ------- ------- -------
Mental Hygiene                              12      12      12
                                            --      --      --
OMH Local Restorations and Program Adds      6       6       6
OASAS Local Restorations and Program Adds    5       5       5
OMRDD Program Adds                           1       1       1

Mental Hygiene. The Enacted Budget authorized the use of $196 million in additional patient income account revenues resulting from enhanced trend factors, Medicaid rate adjustments, additional revenue for inpatient billings, and Medicare cost settlements, as proposed in the Executive Budget. It also approved the closure of the Middletown Psychiatric Center on April 1, 2006, the merger of the Office of Advocate for Persons with Disabilities and Commission on Quality of Care for the Mentally Disabled to strengthen advocacy for all persons with disabilities and the transfer of the State's Compulsive Gambling program from the Office of Mental Health (OMH) to and the Office of Alcoholism and Substance Abuse Services (OASAS).

The Enacted Budget restored partial funding for certain local services cuts in OMH and OASAS, and added funding for programs in all three mental hygiene agencies. In OMH, additions included partial restoration of funding for adult and children consumer oriented services and the alternative rate methodology, funding for Nathan Kline Institute research positions and rate increases for children's day treatment programs and other legislative member initiatives. OASAS additions included partial restoration of funding for statewide community treatment and chemical dependence prevention in NYC schools and other legislative member initiatives.



                                                  Costs/(Savings) vs.
                                                   Executive Budget
                                                ----------------------
                                                2005-06 2006-07 2007-08
                                                ------- ------- -------
                                                   8      10     (13)
Economic Development                            ------- ------- -------
No Funding for NY Sports/Convention Center         0       0      (23)
Add Funding for Economic Development Programs      8      10       10



Economic Development. The Enacted Budget revised the Empire Zones program to add twelve new zones, modify zone boundary requirements and enhance zone benefits in distressed areas. It also added funding for various Economic Development programs including the Metropolitan Development Association Essential New York initiative, and American-Axle Tonawanda Forge.

In addition, the Budget included a $90 million Capital Projects Fund appropriation that was originally proposed in the Executive Budget for Operation Strategic Partnership for Upstate Resurgence, as well as a $250 million capital appropriation for Technology and Development Program. Funds can be used to advance high technology and emerging technology projects, as well as projects that enhance the competitiveness of traditional industries. A newly created New York State Foundation for Science, Technology and Innovation will administer programs that could be supported from these sources.

The Enacted Budget did not authorize $300 million for the New York Sports and Convention Center proposed with the Executive Budget, resulting in lower debt service costs beginning in 2007-08.



                                                   Costs/(Savings) vs.
                                                    Executive Budget
                                                 -----------------------
                                                 2005-06 2006-07 2007-08
                                                 ------- ------- -------
                                                    5       9      44
Transportation                               -   ------- ------- -------
Debt Service for New Transportation Bond Act        0       9      30
Hold Sales Tax to MTOA Harmless                     0       0      14
Add Funding for High Speed Rail Study               5       0       0



Transportation. Both the State's five-year transportation and transit plans are being renewed in 2005. The new plan authorizes $35.8 billion in total commitments over five years to be divided equally between MTA and the Department of Transportation (DOT) programs ($17.9 billion each) and proposed a $2.9 billion bond act with resources to be divided equally between MTA and DOT programs ($1.45 billion each). Effectively, this adds $455 million above the Executive Budget DOT proposal and $1.9 billion above the Executive Budget MTA proposal. The proposed bond act is expected to add $4.5 billion in total debt service costs, with annual costs beginning in 2006-07.

To partially finance the new plans, the Enacted Budget authorized certain tax and fee actions including a 1/8 cent increase in the MTA region sales tax, a Mortgage Recording Tax increase of 5 cents per $100 of recorded mortgage in the MTA region, and increases in various Motor Vehicles fees.

A comprehensive five-year transportation program and financial plan with detail on programs, projects or commitment schedules is expected to be finalized later this year. Additional resources still need to be developed in the outyears of the plan to support the MTA, DOT, and DMV. The Executive Budget proposed a public/private partnership initiative to provide additional resources which has not yet been enacted.

Finally, the Enacted Budget added funding for a study on the implementation and operation of high speed rail routes in New York State.



                                                           Costs/(Savings) vs.
                                                            Executive Budget
                                                         ----------------------
                                                         2005-06 2006-07 2007-08
                                                         ------- ------- -------
General Conference Committee                               (66)     88     818
                                                     -    ----    ----    ----
Funding for Member Items                                     0     100     100
No Automated Speed Enforcement                              15      33      33
Denied/Modified Revenue Actions                            (86)    (82)    566
                                                          ----    ----    ----
Two Week Clothing Exemption                                (20)    (20)    605
Eliminate Quick Draw Restrictions                           39      57      57
Close "Thrift" Loophole on REIT                             50      50      50
Increase Wine Tax                                           38      44      45
Empire Zone Reforms                                          0      25      25
Premium Tax Exclusion for Mutual Insurance Companies        18      18      18
PIT Top Tax Rate Decrease                                 (190)   (130)      0
SPUR                                                       (35)    (50)    (50)
STAR Plus                                                    8     (42)    (99)
Co-STAR Initiative                                           0     (67)   (146)
All Other                                                    6      33      61
New Revenue Actions                                          5      37     119
                                                          ----    ----    ----
Empire Zones                                                 0      22      44
Single Sales Factor                                          0      26      80
Native American Regulations                                  0     (16)    (16)
All Other                                                    5       5      11



General Conference Committee. The Enacted Budget added a $200 million lump sum appropriation from the Community Projects Fund for legislative initiatives, commonly referred to as "member items," which will be financed in two $100 million installments from the General Fund in 2006-07 and 2007-08. It is expected that the member item fund, which had a balance of $325 million at the close of 2004-05, will have sufficient existing resources to finance member item spending in 2005-06.

The budget did not authorize the use of cameras to monitor speeding in work-zones or the expansion of a program to use cameras to identify violators who disobey traffic signals.

The Enacted Budget rejected, modified, and proposed a series of revenue actions resulting in a net savings of $81 million in 2005-06 and $45 million in 2006-07, and a net cost of $685 million in 2007-08.

Significant net revenue actions include:

..   Approval of two sales-tax free weeks on clothing and footwear purchases under $110 through March 31, 2007 (versus the permanent change of $250 proposed in the Executive Budget).

..   Not accelerating the phase-out of the temporary PIT surcharge.

..   The denial of the inflation adjustment to STAR benefits for the residents of school districts that comply with the proposed cap on spending growth (i.e., the lesser of 4 percent or 120 percent of the increase in the current year Consumer Price Index).

..   The denial of the Co-STAR initiative which was intended to provide tax relief to residents of counties and NYC that kept their annual General Fund spending growth at or below the proposed Medicaid spending cap.

Debt/Capital. The Enacted Budget added capital spending which will be financed with new debt, including:

..   $2.9 billion in proposed General Obligation Debt;

..   $810 million for SUNY and CUNY projects; and

..   $25 million for a variety of housing programs.

The Enacted Budget did not authorize the Executive Budget recommended $300 million in bond financing to support a sports and convention center in New York City. In addition, the Enacted Budget reduced the proposed $250 million Higher Education Facilities Capital Matching Grants program for public and private colleges to $150 million for private colleges only.

The net impact of all of these changes will increase State debt levels and outyear debt service costs.

A separate report, "The Enacted Budget Capital Program and Financing Plan," provides updated five-year forecasts on the capital spending and debt levels based on the Enacted Budget.

General Fund - Nonrecurring Resources. The Enacted Budget included a total of $889 million in nonrecurring actions, an increase of $33 million above the level proposed in the Executive Budget. The net increase consists of additional abandoned property revenues ($90 million) and additional sweeps of available fund balances ($112 million); offset by a reduction in the pension savings initiative proposed in the Executive Budget ($169 million).

                        2005-06 Nonrecurring Resources
                             (millions of dollars)



                Fund Balances                               236
                Use 2004-05 Surplus                         170
                Pension Amortization                        152
                Abandoned Property                           90
                TANF Reprogramming                           61
                Proceeds from Sale of Property               54
                Mortgage Insurance Fund (Excess Balance)     50
                Federal Medicaid Participation for Aliens    42
                All Other                                    34
                Total Nonrecurring Resources                889



Fund balances of $236 million include available balances in the Revenue Arrearage Account ($45 million), various Special Revenue Accounts in Health ($29 million), Welfare ($24 million), and Motor Vehicles ($21 million). One-time available fund balances used to offset spending include the HESC sole custody account ($51 million) and the Department of Health (DOH) Quality of Care account ($15 million).

All Funds Summary

Summary of Receipts Change from Executive Budget to Enacted Budget. Total receipts in 2005-06 are projected to be $46.8 billion in the General Fund, $70.1 billion in State Funds, and $106.5 billion in All Funds, an annual increase of $2.5 billion (5.7 percent), $4.4 billion (6.8 percent) and $4.5 billion (4.4 percent).

                       Summary of Annual Receipts Growth
                             (millions of dollars)



                                             General  State    All
                                              Fund    Funds   Funds
                                             ------- ------  -------
           2004-05 30-Day Estimate           44,374  65,334  102,555
           Closeout Changes                    (106)    314     (546)
           2004-05 Preliminary Actuals       44,268  65,648  102,009
           Taxes                              2,377   3,477    3,477
           Miscellaneous Receipts              (377)    961      820
           Federal Grants                        (5)     (5)     203
           Transfers From Other Funds           536       0        0
           2005-06 Enacted Budget Estimate   46,799  70,081  106,509
           Annual $ Change                    2,531   4,433    4,500
           Annual % Change                      5.7%    6.8%     4.4%



Receipts in the 2005-06 Enacted Budget exceed the level recommended in the Governor's Executive Budget by $1.5 billion in the General Fund, $959 million in State Funds, and $1.1 billion in All Funds.

Summary of Disbursements Change from the Executive Budget to Enacted Budget. Estimated disbursements in the 2005-06 Enacted Budget exceed the level recommended in the Governor's Executive Budget by $1.1 billion in the

General Fund, $1.2 billion in State Funds and $1.3 billion in All Funds. The major components of these disbursement changes are summarized in the following table, and are explained in more detail below.

                       Summary of 2005-06 Disbursements
             Executive Budget (w/30-Day Changes) to Enacted Budget
                             (millions of dollars)



                                                  General  State    All
                                                   Fund    Funds   Funds
                                                  ------- ------  -------
2005-06 30-Day Estimate                           45,070  69,057  105,162
Spending Additions                                 1,536   1,746    2,313
                                                  ------  ------  -------
Health and Medicaid                                  598     684    1,241
Education                                            292     289      289
Higher Education                                     264     231      231
General Government/Local Assistance                  170     190      190
Human Services/Labor                                  64      64       74
                                                  ------  ------  -------
Agriculture/Environmental Conservation/Housing        43      83       83
Public Protection                                     44      44       44
Mental Hygiene                                        12      12       12
Economic Development                                   8       8        8
Transportation                                         5     252      252
General Conference                                    36    (111)    (111)
Spending Avails                                     (208)   (161)    (192)
                                                  ------  ------  -------
Welfare Reestimates                                 (115)   (115)    (165)
Fund Balances                                        (70)    (19)       0
Spending Cuts/Reestimates                            (23)    (27)     (27)
Timing-Related Changes from 2004-05/Reestimates     (191)   (369)    (780)
2005-06 Enacted Budget Estimate                   46,207  70,273  106,503
Increase Above Executive Budget                    1,137   1,216    1,341



The Legislature's additions and available resources beyond the Executive Budget affect both revenues and spending. The Enacted Budget provided significant spending additions for Medicaid, education, higher education, and transportation. Available resources that lower spending include the expected decline in the welfare caseload, the use of fund balances to offset disbursements, spending cuts, and 2004-05 closeout savings.

Timing-related changes include $390 million in lower spending in 2005-06 from the pre-payment of Medicaid and HCRA liabilities in 2004-05, offset by $126 million in projected higher spending for legislatively-directed education spending, settlement of certain collective bargaining agreements, and member items spending from the Community Projects Fund. General Fund reestimates include $78 million in higher school aid spending primarily due to a lower VLT revenues use to offset spending. The estimate for VLT revenues has been reduced due to the delay in VLT operations at the Yonkers Racetrack from February 2005 to April 2005.

DOB has lowered its State Funds and All Funds spending projections on the basis of historical spending trends and 2004-05 year-end results in the Special Revenue Funds and Capital Projects Funds.

General Fund Outyear Projections. At the beginning of the 2005-06 budget cycle, the State faced potential General Fund budget gaps of $5.8 billion in 2006-07 and $5.6 billion in 2007-08. The recurring savings proposed in the 2005-06 Executive Budget reduced the gaps to $2.5 billion in both years.

Compared to Executive Budget projections, the General Fund budget gaps for the 2006-07 and 2007-08 fiscal years have increased in the Enacted Budget, and now are estimated at roughly $3.2 billion in 2006-07 and $4.1 billion in 2007-08. For planning purposes, the current budget gap estimates reflect the use of the Fiscal Stability Reserve to reduce the outyear gaps in equal amounts.

                      Projected General Fund Outyear Gaps
                             (millions of dollars)



                                                     2006-07 2007-08
                                                     ------- -------
           2005-06 Baselevel Budget Gaps             (5,844) (5,571)
              Proposed Executive Budget Actions       3,300   3,030
           2005-06 Executive Budget Gaps             (2,544) (2,541)
              Net Additions                          (2,167) (3,338)
              Available Resources                     1,243   1,453
              Use Fiscal Stability Reserve              301     300
           2005-06 Enacted Budget Gaps               (3,167) (4,126)

It should be noted that the current gap projections are subject to revision as additional information becomes available about, among other things, the national and State economies, financial sector activity, entitlement spending and social service caseloads, Federal budget changes and State reimbursement obligations that are driven by local government activity. Key factors include: end-of-year business tax collections; calendar year economic results; year-end financial sector bonus income data; the school aid database update in November; and quarterly Medicaid and welfare cycle trend analyses. Historically, these factors have been subject to a high degree of fluctuation across the forecast period, and could produce results above or below the current projections.

Sources of Projected General Fund Outyear Gap. The projected gaps are primarily the result of anticipated spending increases that exceed the growth in revenue collections, as well as the loss of nonrecurring resources used to help balance the budget in 2006.

2005-06. The largest spending increases are in the areas of Medicaid and school aid, as described below and in the Executive Budget outyear forecast. The school year projections assume annual increases of roughly $500 million in traditional school aid in 2006-07 and 2007-08 and increased funding for SBE equal to the level of VLT revenues.

The major sources of the 2006-07 budget gap are described in more detail below.



                  Sources of 2006-07 General Fund Budget Gap
                                Savings/(Costs)
                             (billions of dollars)
                                                                 2006-07
                                                                 -------
       Revenue Growth                                             3,125
       Loss of Nonrecurring Actions                                (889)
       PIT/Sales Tax Temporary Surcharge Phase-out               (1,026)
       All Other Revenue Changes                                    (35)
       Medicaid Growth (including Takeover)                      (2,670)
       School Aid                                                  (461)
       State Operations                                            (592)
       Fringe Benefits                                             (375)
       All Other Spending Growth                                   (244)
       2006-07 Projected Budget Gap                              (3,167)



Outyear Receipts. General Fund receipts in 2006-07 are projected to increase by $1.5 billion from the current year. Underlying revenue growth of $3.1 billion (6.1 percent) in 2006-07 is offset by the loss of several onetime revenues ($531 million), the phase-out of the personal income tax (PIT) surcharge and a one-quarter percent increase in sales tax ($1.0 billion), lower transfers from the Revenue Bond Tax Fund (RBTF) due to increasing debt service costs ($180 million), and higher transfers to finance the STAR program ($188 million).

Outyear Disbursements. Spending is projected to increase by $4.7 billion in 2006-07. Medicaid growth of $2.7 billion in 2006-07 is primarily attributable to the increasing cost of providing health care services, as well as the rising number of recipients and corresponding increases in medical service utilization. In addition, growth related to the State takeover of local FHP costs are estimated to rise by $235 million, and the loss of resources from Empire proceeds to support Medicaid costs ($200 million) and HCRA ($500 million) that are expected to help finance 2005-06 General Fund costs are no longer available in 2006-07. The proposed cap on local Medicaid costs is expected to increase General Fund spending by $510 million in 2006-07 (from a total of $121 million in 2005-06 to $631 million in 2006-07).

On a State fiscal year basis, school aid spending is projected to grow by $461 million in 2006-07. The projections assume growth in expense-based programs and other selected aid categories. The Financial Plan projections assume that VLT revenues will be used to continue to finance the State's SBE program. The SBE program is part of the State's efforts to comply with a State Court of Appeals ruling that found that the school finance system failed to provide students in New York City with an adequate education in violation of the State Constitution. The compliance plan also includes traditional school aid and Federal aid.

State Operations spending is projected to increase by $592 million in 2006-07. This growth is primarily due to the cost of collective bargaining agreements with many of the State's employee unions and the anticipated settlements with the remaining unions (approximately $250 million), normal salary step increases and non-personal service increases (roughly $120 million), and the decline in patient income revenues available to finance General Fund spending ($200 million).

General State Charges is expected to increase by $375 million in 2006-07 (excluding the pension amortization savings in 2005-06) and is primarily due to higher costs for pensions ($98 million) and health insurance for State employees and retirees ($259 million).

All other spending growth is comprised of inflationary spending increases across numerous local assistance programs and is consistent with 2004-05 and 2005-06 growth trends.

Cash Flow. In 2005-06, the General Fund is projected to have quarterly-ending balances of $4.5 billion in June 2005, $4.6 billion in September 2005, $2.7 billion by the end of December 2005, and $1.8 billion at the end of March 2006. The lowest projected month-end cash flow balance is $1.8 billion in November 2005. DOB's monthly cash flow projections for 2005-06 are set forth in the section "Financial Plan Tables" later.

The Comptroller invests General Fund moneys, bond proceeds, and other funds not immediately required to make payments through the State's Short-Term Investment Pool (STIP), which is comprised of joint custody funds (Governmental Funds, Internal Service Funds, Enterprise Funds and Private Purpose Trust Funds), as well as several sole custody funds including the Tobacco Settlement Fund.

The Comptroller is authorized to make temporary loans from STIP to cover temporary cash shortfalls in certain funds and accounts resulting from the timing of receipts and disbursements. The Legislature authorizes the funds and accounts that may receive loans each year, based on legislation submitted with the Executive Budget. Loans may be granted only for amounts that the Director of the Budget certifies are "receivable on account" or can be repaid from the current operating receipts of the fund (i.e., loans cannot be granted in expectation of future revenue enhancements).

GAAP Financial Plans. DOB also prepares the General Fund and All Funds Financial Plans on a GAAP basis in accordance with Governmental Accounting Standards Board (GASB) regulations. Tables comparing the cash basis and GAAP basis General Fund Financial Plans are provided at the end of this Report. The GAAP projections for both years are based on the accounting principles applied by the State Comptroller in the financial statements issued for 2003-04. The GAAP projections comply with GASB Statement 34, which has significantly changed the presentation of GAAP financial information for State and local governments. The changes are intended to portray the State's net overall financial condition, including activities that affect State assets and liabilities during the fiscal year. The GASB 34 results for 2003-04 show the State in a net positive overall financing condition of $39.1 billion.

In 2004-05, the General Fund GAAP Financial Plan shows total revenues of $38.4 billion, total expenditures of $45.7 billion, and net other financing sources of $8.2 billion, resulting in an operating surplus of $970 million and a projected accumulated surplus of $689 million. This operating result reflects higher revenues offset by the use of the 2003-04 surplus and the remaining tobacco resources in 2004-05.

In 2005-06, the General Fund GAAP Financial Plan shows total revenues of $38.4 billion, total expenditures of $48.1 billion, and net other financing sources of $9.4 billion, resulting in an operating deficit of $394 million and a projected accumulated surplus of $295 million. These changes are due primarily to the use of 2004-05 resources in 2005-06 partially offset by $601 million in the Fiscal Stability Reserve.

The accumulated surplus of $295 million at the end of 2005-06 is an improvement of $576 million from the 2003-04 actual results, primarily reflecting the multi-year increase in reserves.

2005-06 Governmental Funds Financial Plan (Fund Type). This section summarizes the 2005-06 Financial Plan from the perspective of each of the four major fund types that comprise the All Funds budget: the General Fund, Special Revenue Funds, Capital Projects Funds, and Debt Service Funds.

General Fund. In 2005-06, the General Fund is projected to end the fiscal year with a $1.8 billion fund balance, consisting of $872 million in the Tax Stabilization Reserve Fund (TSRF), $601 million in the Fiscal Stability Reserve, $316 million in the Community Projects Fund, and $21 million in the Contingency Reserve Fund.

The State projects General Fund receipts, including transfers from other funds, to total $46.8 billion in 2005-06, an increase of $3.0 billion (6.9%) from the current year. Projected growth in personal income and sales taxes, resulting from temporary tax actions taken in the 2004-05 Enacted Budget and the economic recovery, are primarily responsible for the growth.



                           General Fund Receipts
                           (millions of dollars)

                               2004-05 2005-06 Annual $ Annual % Change from
                               Actuals Enacted  Change   Change    30-Day
                               ------- ------- -------- -------- -----------
Personal Income Tax (1)        18,677  21,118   2,441     13.1%     1,087
User Taxes and Fees             8,731   8,601    (130)    -1.5%       (21)
Business Taxes                  4,069   4,283     214      5.3%       167
Other Taxes                       926     778    (148)   -16.0%         0
Miscellaneous Receipts          2,217   2,348     131      5.9%        (3)
Federal Grants                      9       4      (5)   -55.6%         0
Transfers From Other Funds
   Revenue Bond Fund            5,981   6,338     357      6.0%       145
   LGAC Fund                    2,182   2,306     124      5.7%         6
   Clean Water/Clean Air Fund     516     510      (6)    -1.2%         0
   All Other                      452     513      61     13.5%       105
Total Receipts                 43,760  46,799   3,039      6.9%     1,486



(1) The personal income tax amounts are after the refund reserve transactions.

The significant revenue increase experienced in fiscal year 2004-05 (almost 12% in base growth) was supported by a number of positive economic and tax policy related factors acting in concert. These factors supported higher than expected receipts growth throughout the fiscal year and included:

..   a better than anticipated growth in incomes, particularly from high income taxpayers;

..   an associated increase in PIT from taxpayers subject to the temporary tax surcharge on incomes about $150,000;

..   a rapid appreciation in real estate values, especially in downstate New
    York which supported higher real estate transfer and PIT collections;

..   an unusually large number of significant estate tax payments over the fiscal year; and

..   a large increase in corporate tax payments reflecting both improved business profitability and a reduction in refunds requested from overpayments of prior year liability.

The Enacted Budget receipt estimates detailed below assume continued strong growth in the underlying base, but a return to growth rates more consistent with historical averages during an economic expansion. Overall, base revenue growth is expected to increase by 7% for the 2005-06 fiscal year.

Personal Income Tax. General Fund PIT receipts are projected to increase by $2.4 billion (13.1%) from 2004-05. The increase is due to continued economic improvement in 2005 (stronger withholding and estimated tax payments), strong payments on 2004 tax liability (higher final returns and extensions offset slightly by an increase in refunds) and a smaller deposit into the PIT refund reserve account. This amount is offset by a larger deposit to the RBTF.

General Fund PIT receipts, including refund reserve transactions, are revised upward by $1.1 billion from the Executive Budget estimate. This reflects the combination of an increase to base collection estimates due to stronger 2004-05 actuals, changes to tax actions proposed with the Budget, and additional resources from the refund reserve account deposited at the start of 2005-06 fiscal year largely reflecting higher than expected 2004-05 results.

User Taxes and Fees. User taxes and fees include receipts from the State sales tax, cigarette and tobacco products taxes, alcoholic beverage taxes and fees, motor fuel taxes, and motor vehicle license and registration fees. Receipts for user taxes and fees for 2005-06 are projected to total $8.6 billion, a decrease of $130 million (1.5 percent) from reported 2004-05 collections.

The projected decline in sales tax cash receipts of $125 million (15%) is largely attributable to the sunset of the temporary increase in the overall tax rate from 4.25 percent to 4% effective June 1, 2005. The Enacted Budget postponed the exemption on items of clothing and footwear for two years, until May 31, 2007, and replaced it with two temporary one-week exemptions with the same $110 thresholds. Growth in the sales tax base, after adjusting for tax law changes and other factors, is projected at 6.0 percent.

The decline in General Fund cigarette tax receipts of $5 million from the prior year is the result of a continuation of the long-term consumption decline in cigarettes.

User taxes and fees are revised downward by $21 million from the Executive Budget estimates. This decline mainly reflects proposed tax actions that differ from those contained in the Enacted Budget.

Business Taxes. Business taxes include the corporate franchise tax, corporation and utilities taxes, the insurance franchise tax, and the bank franchise tax. Receipts for business taxes for 2005-06 are projected to total $4.3 billion, an increase of $214 million (5.3 percent) from 2004-05 collections. This increase is primarily due to an expectation of continued strength in the corporate franchise tax.

Business tax receipts for 2005-06 have been revised up by $167 million from the Executive Budget, to reflect anticipated increases in audit collections, as well as continued strength in corporate franchise tax and the insurance premiums tax payments.

Other Taxes. Other tax receipts are now projected to total $778 million, which is $148 million below last year's amount, but unchanged from the Executive Budget estimate. This category includes the estate and gift tax, real property gains tax, and pari-mutuel taxes. Previously enacted legislation to repeal both the real property gains tax and the gift tax, and to reduce the estate and pari-mutuel taxes, has significantly reduced collections from these sources.

Miscellaneous Receipts. Miscellaneous receipts are expected to reach nearly $2.3 billion, an increase of $131 million from the 2004-05 results. This increase is primarily due to the receipt of $523 million from the local government revenue and disbursement program partially offset by the loss of several one-time receipts received in 2004-05.

Miscellaneous receipts from the Executive Budget is a negative $3 million resulting largely from the net impact of reestimates and the legislative rejection of several proposed increases in licenses and fees.

Transfers From Other Funds. Transfers from other funds are expected to total $9.7 billion, an increase of $536 million from 2004-05. This annual increase comprises primarily higher transfers from the RBTF ($357 million), the Local Government Assistance Corporation (LGAC) Fund ($124 million), and all other funds ($61 million) offset by lower transfers from the Clean Water/Clean Air (CW/CA) Fund ($6 million).

Transfers to the General Fund from PIT receipts deposited to the RBTF in excess of debt service payable on State PIT Bonds are projected to total $6.3 billion in 2005-06, an increase of $357 million from 2004-05. The annual increase is attributable to overall growth in PIT ($519 million), partially offset by an increase in debt service costs on PIT bonds ($162 million).

Transfers to the General Fund of sales tax receipts deposited to the LGAC fund in excess of debt service due on LGAC bonds are projected to total $2.3 billion in 2005-06, an increase of $124 million from the prior year. This growth is due to overall growth in sales tax receipts ($149 million), partially offset by a modest increase in debt service costs ($25 million).

Transfers to the General Fund from the real estate transfer tax deposited to the CW/CA Debt Service Fund in excess of debt service due on those general obligation bonds are projected to total $510 million in 2005-06. The decrease of $6 million is due to growth in real estate transfer taxes ($9 million) more than offset by an increase in debt service costs ($15 million).

All other transfers are projected to total $513 million in 2005-06, an annual increase of $61 million primarily due to the timing of deposits to Tribal State Compact Revenue account ($103 million) and a net increase in fund sweeps ($109 million), offset by nonrecurring transfers from SUNY and CUNY to reimburse the General Fund for equipment costs ($151 million).

Revenue Actions. The 2005-06 Enacted Budget contains nearly $825 million in All Funds net revenue actions in the 2005-06 State fiscal year, including:

Revenue Enhancements:

..   Additional abandoned property collections ($90 million);

..   Extended the higher Limited Liability Corporation fees under the PIT for two years ($22 million in 2005-06 and 2006-07, $0 thereafter);

..   Replaced the permanent clothing exemption with two $110 weeks ($476 million in 2005-06 and $605 million in 2006-07);

..   Increased the fee when a dealer issues a temporary motor vehicle registration ($1 million in 2005-06, $2 million annually thereafter);

..   Increased the Dealer/Transporter registration fee ($600,000 in 2005-06, $1 million annually thereafter);

..   Increased the Salvage Vehicle Inspection fee ($800,000 in 2005-06, $2
    million annually thereafter);

..   Increased motor vehicle title fees ($63 million in 2005-06, $125 million annually thereafter);

..   Expanded the motor vehicle fee Insurance Buyback program ($4 million in
    2005-06, $7.9 million annually thereafter);

..   Increased the MTA sales and compensating use tax ($157 million in 2005-06,
    $267 million fully effective);

..   Increased the capital base under the corporate franchise tax ($26 million annually beginning in 2005-06); and

..   Adopted tax shelter provisions ($25 million in 2005-06, $50 million in
    2006-07).

In addition, several revenue actions with outyear implications were included in the 2005-06 Enacted Budget, including:

..   Allowed the Tax Department to enter into reciprocal offset agreements with other states ($1 million in 2006-07, $2 million in 2007-08, and $3 million annually thereafter);

..   Changed the way non-residents and part year residents compute the PIT long-term care insurance credit ($2 million in 2006-07 and $7 million fully effective); and

..   Enacted the Native American cigarette and motor fuel regulations ($60 million annually beginning in 2006-07);

Tax Reductions:

..   Created a refundable PIT credit for individual payers of the Nursing Home assessment ($10 million in 2005-06, $40 million annually thereafter);

..   Expanded the corporate franchise tax Qualified Emerging Technology Credit
    ($5 million in 2005-06, $10 million annually thereafter);

..   Reduced the corporate franchise tax rate for small businesses ($5 million annually beginning in 2005-06);

..   Extended the Power For Jobs program for one year ($35 million in 2006-07 only);

..   Expanded the green buildings corporate franchise tax credit ($1 million in
    2006-07, $2 million in 2007-08);

..   Created a single sales factor for all taxpayers under the corporate franchise tax ($26 million in 2006-07, $130 million fully effective);

..   Expanded and reforms the Empire Zones program ($22 million in 2006-07, $88 million fully effective);

..   Extended the low income housing credit ($2 million annually beginning in
    2006-07); and

..   Established a fourth phase of the CAPCO program ($6 million annually for ten years beginning in 2007-08).

Disbursements. The State projects General Fund disbursements, including transfers to other funds, of $46.2 billion in 2005-06, an increase of $2.1 billion (4.7 percent) from the current year. Increases in Grants to Local Governments ($1.4 billion), State Operations ($502 million), and General State Charges ($396 million), offset by a decrease in transfers to other funds ($265 million) account for the change. The major reasons for the disbursement changes are summarized below. For more information on the changes to the General Fund, see the section entitled "Detailed Summary of Legislative Addition by Conference Committee."



                        General Fund Disbursements
                          (millions of dollars)

                            2004-05
                            Adjusted 2005-06 Annual $ Annual % Change from
                            Actuals  Enacted  Change   Change    30-Day
                            -------- ------- -------- -------- -----------
Grants to Local Governments  30,001  31,448   1,447      4.8%       860
State Operations              7,565   8,067     502      6.6%        13
General State Charges         3,653   4,049     396     10.8%       154
Transfers to Other Funds
   Debt Service               1,731   1,667     (64)    -3.7%         0
   Capital Projects             197     229      32     16.2%         8
   All Other                    980     747    (233)   -23.8%       102
Total Disbursements          44,127  46,207   2,080      4.7%     1,137



Grants to Local Governments. Grants to Local Governments include financial aid to local governments and nonprofit organizations, as well as entitlement payments to individuals. Local assistance spending is projected at $31.4 billion in 2005-06, an increase of $1.4 billion (4.8%) from the current year. Growth in school aid ($864 million) and CUNY operating costs (mainly for salary growth and increases in fixed costs) and CUNY/SUNY community college enrollment growth ($179 million) are partially offset by savings from Medicaid cost containment and a patient income revenue reclassification described below.

State Operations. State Operations accounts for the cost of running the Executive, Legislative, and Judicial branches of government and is projected to total $8.1 billion in 2005-06, an increase of $502 million (6.6 percent) from the prior year. Personal service costs (e.g., State employee payroll) comprise 72% of State Operations spending. The remaining 28% represents non-personal service costs for contracts, rent, supplies, and other operating expenses.

The projected annual increase in State Operations is affected by the use of $400 million in patient income revenues in 2005-06 to offset local assistance spending, instead of offsetting State Operations spending as was done in 2004-05. The change results in a $400 million annual increase in State operations costs financed by the General Fund and a comparable decrease in local assistance spending. Adjusting for this reclassification, State Operations is projected to increase by $102 million from 2004-05. The growth is comprised of scheduled wage increases under current labor contracts, normal salary creep, and salary grade changes (roughly $350 million) offset by savings in agency operations ($158 million), the use of alternate sources of revenue to fund operations and the removal of the 27th institutional payroll.

DOB projects the Executive branch workforce will total 191,891 in 2005-06, an increase of 2,245 over 2004-05. Of the 79 agencies that comprise the Executive Branch workforce, 68 project an annual increase in their workforce and 11 agencies project a reduction in their workforce in 2005-06.

General State Charges. General State Charges account for the costs of providing fringe benefits to State employees and retirees of the Executive, Legislative and Judicial branches, as well as fixed costs for taxes on public lands and litigation costs.

General Fund spending for General State Charges is projected to be $4.0 billion in 2005-06, an increase of $396 million (10.8 percent) over the prior year. The annual increase is due mostly to rising costs of employee health benefits ($189 million), higher costs related to employer pension contributions ($247 million) and fringe benefit increases for unsettled collective bargaining agreements (roughly $40 million). Higher fringe benefit cost reimbursements to the General Fund which are payable from other funds, thus reducing General Fund costs, partially offset the growth ($105 million).

Transfers to Other Funds. Transfers to other funds are projected to total $2.6 billion in 2005-06 and include General Fund transfers to support debt service ($1.7 billion), capital projects ($229 million), and other funds ($747 million).

General Fund transfers for debt service decline by $64 million (3.7 percent) from 2004-05 primarily due to $150 million in projected savings from debt management actions, offset by higher debt service on existing bonds for corrections and CUNY, and the accounting treatment of the PIT Revenue Bond program which reduces General Fund costs and increases costs in State Funds. Transfers to support capital projects increase by $32 million mainly from a reestimate of the timing of capital spending based on 2004-05 actuals. All other transfers are projected to decrease by $233 million in 2005-06 due primarily to a nonrecurring transfer to the HCRA Special Revenue Fund to reflect a prepayment of General Fund support originally planned in 2005-06 but paid in 2004-05 ($200 million).

Special Revenue Funds. Special Revenue Funds receive State and Federal revenues dedicated to finance specific activities. Special Revenue Funds are intended to be self-supporting, with receipts equaling or exceeding disbursements. When statutorily authorized, certain funds and accounts may borrow from the State's STIP to cover temporary cash shortfalls resulting from the timing of receipts and disbursements (i.e., disbursements occurring prior to receipts being received).

In 2005-06 the Special Revenue Funds Financial Plan projects total receipts of $53.4 billion, total disbursements of $54.1 billion, and net other financing sources of $413 million, resulting in an operating deficit of $288 million.



                        Special Revenue Funds Receipts
                             (millions of dollars)

                            2004-05
                            Adjusted 2005-06 Annual $ Annual % Change from
                            Actuals  Enacted  Change   Change    30-Day
                            -------- ------- -------- -------- -----------
     Taxes                    5,420   5,843     423      7.8%      178
     Miscellaneous Receipts  11,480  12,974   1,494     13.0%     (450)
     Federal Grants          34,491  34,570      79      0.2%      167
     Total Receipts          51,391  53,387   1,996      3.9%     (105)



Receipts. Total Special Revenue Fund receipts are projected to total $53.4 billion in 2005-06, an increase of $2.0 billion (3.9%) over 2004-05. The major components of these receipt changes are summarized below.

Taxes. Tax receipts in Special Revenue Funds are projected to total $5.8 billion, an increase of $423 million (7.8%) over 2004-05. The annual growth is driven primarily by taxes dedicated to support the STAR program resulting from increased participation by taxpayers and local tax levy growth ($163 million), and higher tax receipts dedicated to support the MTOA/5/ Fund ($217 million) and the Dedicated Mass Transportation Trust Fund ($44 million).

Miscellaneous Receipts. Miscellaneous receipts are projected to be $13.0 billion, an annual increase of $1.5 billion (13.0%) over 2004-05. The annual growth is primarily due to the additional transfers from HCRA, including projected Empire conversion proceeds, to support State Medicaid and other public health costs ($1.7 billion), increased receipts from assessments on hospital, home care and nursing home revenues ($180 million), and higher receipts under the Tribal State Compact agreement due to the timing of deposits ($132 million). DOB has lowered its receipts projections on the basis of historical trends and 2004-05 preliminary results which offset the increases described above ($600 million).

Federal Grants. Federal grants are projected to total $34.6 billion in 2005-06, a modest increase of $79 million (0.2 percent) from 2004-05. Changes to Federal grants generally correspond to changes in federally reimbursed spending. However, since Federal reimbursement is assumed to be received in the State fiscal year in which spending occurs, additional timing-related variances result. Spending for World Trade Center activities ($1.2 billion)/6/ and Children and Families ($170 million) are expected to decline from 2004-05 levels. These declines are partially offset by growth in welfare ($314 million), federally supported education costs ($304 million), elections ($148 million), mental hygiene ($131 million), homeland security ($96 million) and Medicaid ($88 million).

--------
/5/  Mass Transportation Operating Assistance.
/6/ Includes $1 billion for captive insurance and $200 million in other Federal aid.

                   Special Revenue Funds Disbursements
                          (millions of dollars)

                            2004-05
                            Adjusted 2005-06 Annual $ Annual % Change from
                            Actuals  Enacted  Change   Change    30-Day
                            -------- ------- -------- -------- -----------
Grants to Local Governments  43,569  45,076   1,507      3.5%      515
State Operations              8,095   8,238     143      1.8%     (267)
General State Charges           712     772      60      8.4%       (6)
Capital Projects                 11       2      (9)   -81.8%       (1)
Total Disbursements          52,387  54,088   1,701      3.2%      241



Disbursements. Total Special Revenue Fund disbursements are projected to be $54.1 billion, an increase of $1.7 billion (3.2 percent) from 2004-05. The major changes in disbursements are summarized below.

Grants to Local Governments. Grants to local government are projected at $45.1 billion, an annual increase of $1.5 billion (3.5 percent) from 2004-05. Sources of growth include higher spending for State Medicaid financed by HCRA and health care provider assessments ($1.8 billion); the reclassification of "offset" spending from State Operations to local assistance ($400 million); grants for transit systems ($351 million), Federal aid for education for instructional support, IDEA and the School Lunch programs ($229 million); STAR due to increased participation by taxpayers and local tax levy growth ($163 million); and implementation of the Help America Vote Act ($118 million). The expected decline in World Trade Center spending ($1.2 billion) and DOB downward adjustments to reflect historical spending trends and 2004-05 year end results ($700 million) partially offsets the growth in other areas.

State Operations. State Operations disbursements are projected to be $8.2 billion, an increase of $143 million (1.8 percent) from 2004-05. Spending increases primarily result from collective bargaining agreements, performance advances, and inflation (roughly $200 million), as well as an increase in revenues available to finance State Operations in the mental hygiene programs attributable to Federal revenue initiatives ($234 million). The reclassification of the Patient Income Account "offset" spending from State Operations to local assistance partially offsets the growth in these areas ($400 million).

General State Charges. Disbursements for General State Charges are projected to be $772 million, an increase of $60 million (8.4 percent) from the prior year. Growing pension and health insurance costs account for most of the annual growth in General State Charges.



             Special Revenue Funds Other Financing Sources & (Uses)
                             (millions of dollars)

                                   2004-05 2005-06 Annual $ Annual % Change from
                                   Actual  Enacted  Change   Change    30-Day
                                   ------- ------- -------- -------- -----------
Transfers From Other Funds          3,613   3,537     (76)    -2.1%      102
Transfers To Other Funds           (2,796) (3,124)   (328)    11.7%      (98)
Net Other Financing Sources (Uses)    817     413    (404)   -49.4%        4



Transfers from other funds are projected to total $3.5 billion in 2005-06, a decrease of $76 million (2.1 percent) from 2004-05. The decrease is primarily due to nonrecurring transfers in 2004-05 to support HCRA ($200 million) offset by increases in patient care revenues, net of debt service on outstanding Mental Hygiene bonds ($143 million), and a nonrecurring General Fund transfer to the HCRA Fund to finance a prior year excess medical malpractice loan ($45 million).

Transfers to other funds are estimated to be $3.1 billion, an increase of $328 million (11.7 percent) from 2004-05. The annual growth is due to an increase in Federal Medicaid reimbursement for Mental Hygiene services before payment of debt service ($292 million), transfers under the Tribal State Compact ($102 million), and a net increase in fund sweeps ($85 million) partially offset by nonrecurring transfers from SUNY and CUNY to reimburse the General Fund for equipment costs ($151 million).

Capital Projects Funds. The receipt and disbursement tables for capital projects reflect accounting adjustments for capital projects activity for anticipated spending delays and certain capital spending that is not reported by the State Comptroller in actual cash spending results, although it is reflected in the State's GAAP Financial Statements. The spending is related to programs which are financed in the first instance by bond proceeds, rather than with a short-term loan from STIP or cash from the General Fund. Such capital spending is projected at $937 million in 2004-05 and over $1.2 billion in 2005-06.

Receipts. Capital Projects Fund receipts include dedicated tax receipts from highway-related taxes deposited to the Dedicated Highway and Bridge Trust Fund, and real estate transfer taxes deposited to the EPF. Miscellaneous receipts include bond proceeds that finance capital projects across all functional areas, as well as other fees, including State park fees, industry-specific environmental fees and receipts from the sale of surplus land.



                   Capital Projects Funds Receipts
                        (millions of dollars)

                        2004-05 2005-06 Annual $ Annual %   Change
                        Actuals Enacted  Change   Change  from 30-Day
                        ------- ------- -------- -------- -----------
Taxes                    1,862   1,860      (2)    -0.1%        2
Miscellaneous Receipts   2,696   3,567     871     32.3%       94
Federal Grants           1,721   1,850     129      7.5%       18
Total Receipts           6,279   7,277     998     15.9%      114
GAAP Adjustment           (937) (1,234)   (297)    31.7%      (74)
Spending Delays              0    (759)   (759)      --      (259)
Financial Plan Receipts  5,342   5,284     (58)    -1.1%     (219)



Total Capital Project Fund receipts (prior to adjustments) are projected at $7.3 billion, an increase of $998 million from 2004-05. The increase is primarily attributable to projected increases in economic development ($257 million) and education ($440 million) programs financed with authority bond proceeds. The table below summarized the main categories of receipts.

Disbursements. Spending for the Capital Project Fund (prior to adjustments) is projected to total almost $7 billion in 2005-06, an increase of $1.3 billion. The majority of the projected increase is for education ($438 million), parks and environment ($242 million), transportation ($232 million), and economic development ($221 million).



                   Capital Projects Funds Disbursements
                          (millions of dollars)

                             2004-05 2005-06 Annual $ Annual %   Change
                             Actuals Enacted  Change   Change  from 30-Day
                             ------- ------- -------- -------- -----------
Transportation                3,468   3,700     232      6.7%       98
Education                       581   1,019     438     75.4%      101
Parks and Environment           480     722     242     50.4%      130
Economic Development            381     602     221     58.0%        8
Mental Health                   281     286       5      1.8%        0
Public Protection               204     244      40     19.6%        3
Health and Social Welfare       103     175      72     69.9%       26
General Government/Other        135     227      92     68.1%       39
Total Disbursements           5,633   6,975   1,342     23.8%      405
GAAP Adjustment                (937) (1,234)   (297)   100.0%      (74)
Spending Delays                   0    (759)   (759)      --      (259)
Financial Plan Disbursements  4,698   4,982     286      6.1%       72



             Capital Projects Funds Other Financing Sources (Uses)
                             (millions of dollars)

                                   2004-05 2005-06 Annual $ Annual %   Change
                                   Actuals Enacted  Change   Change  from 30-Day
                                   ------- ------- -------- -------- -----------
Transfers From Other Funds            217    266      49      22.6%        7
Transfers To Other Funds           (1,006)  (945)     61      -6.1%       (8)
Bond Proceeds                         178    279     101      56.7%      134
Net Other Financing Sources (Uses)   (611)  (400)    211     -34.5%      133



Other Financing Sources/(Uses). Transfers from other funds to the Capital Projects Fund are estimated at $266 million in 2005-06, an increase of $49 million from 2004-05. The change is primarily attributable to an increase in the transfer from the General Fund to the Capital Project Fund to pay-as-go capital spending in a variety of agencies.

Transfers to other funds from the Capital Project Fund decrease by $61 million. A decrease in the transfer of receipts from the Dedicated Highway and Bridge Trust Fund to reimburse the General Debt Service Fund for debt service on Dedicated Highway and Bridge Trust Fund and Consolidated Highway Improvement Program bonds ($172 million) and $32 million for the reclassification of the Hazardous Waste Remedial Fund to a Special Revenue Fund, offset by increases in the transfer to the General Fund from the EPF and SPIF ($40 million) and a new transfer from the Suburban Transportation Fund to the Mass Transportation Assistance Account ($39 million) for projected mortgage recording taxes deposited in that fund account for the change.

Bond proceeds increased by $101 million in 2005-06 primarily due to the proposed General Obligation Bond Act.

Debt Service Funds. The following section briefly summarizes activity in the Debt Service Funds type. All tax-financed State debt service on long-term debt and payments on certain lease-purchase and other contractual obligations are paid from Debt Service Funds.

                          Debt Service Funds Receipts
                             (millions of dollars)



                       2004-05 2005-06 Annual $ Annual %   Change
                       Actuals Enacted  Change   Change  from 30-Day
                       ------- ------- -------- -------- -----------
Taxes                   9,371  10,049     678      7.2%      153
Miscellaneous Receipts    768     656    (112)   -14.6%        0
Total Receipts         10,139  10,705     566      5.6%        0



Receipts. Total Debt Service Fund receipts are projected to be $10.7 billion, an increase of $566 million (5.6 percent) from 2004-05. The annual growth is due to increases in dedicated taxes ($678 million) offset by a reduction in miscellaneous receipts ($112 million).

                        Debt Service Fund Disbursements
                             (millions of dollars)



                          2004-05 2005-06 Annual $ Annual %   Change
                          Actuals Enacted  Change   Change  from 30-Day
                          ------- ------- -------- -------- -----------
General Debt Service Fund  3,122   3,106    (16)     -0.5%       13
LGAC                         312     337     25       8.0%        9
Mental Health                256     307     51      19.9%        5
All Other                    109     119     10       9.2%      (26)
Total Disbursements        3,799   3,869    709       1.8%        1



Disbursements. Total disbursements from the Debt Service Fund are projected to increase from $3.8 billion in 2004-05 to $3.9 billion in 2005-06. The $70 million increase (1.8%) is due to growth in debt service costs from previous and planned bond sales, offset by $150 million in projected savings from debt management efforts. In addition, the restructuring of the Dedicated Highway and Bridge Trust Fund bonds will more closely align the schedule for principal amortization to the useful lives of the financed projects.

               Debt Service Funds Other financing Sources (Uses)
                             (millions of dollars)



                            2004-05  2005-06  Annual $ Annual %   Change
                            Actuals  Enacted   Change   Change  from 30-Day
                            -------  -------  -------- -------- -----------
Transfers From Other Funds    5,134    5,221      87     1.7%         9
Transfers To Other Funds    (11,464) (12,046)   (582)    5.1%      (150)
Net Other Financing Sources
  (Uses)                     (6,330)  (6,825)   (495)    7.8%      (141)



The $87 million increase in transfers from other funds compared to 2004-05 reflects reduced transfers from the General Fund and various other dedicated funds, including the Dedicated Highway and Bridge Trust Fund and the Centralized Services Fund, to the General Debt Service Fund ($75 million) offset by increased transfers from the Federal Health and Human Services Special Revenue Funds and the General Fund to the Mental Health Debt Service Fund ($275 million), and a net decrease in all other transfers of $114 million.

The $582 million increase in transfers to other funds from 2004-05 reflects primarily the excess beyond the debt service due on State PIT Revenue Bonds from the RBTF ($357 million) and the Local Government Assistance Tax Fund ($124 million), as well as increased transfers in excess of Special Revenue Funds from the Mental Health and the Health Debt Service Funds ($130 million), offset by lower transfers to the General Fund from the Clean Water Debt Service Fund ($6 million), and modest decreases in all other transfers ($22 million).

Health Care Reform Act Financial Plan. The following provides a summary of the HCRA 2005-06 Financial Plan. The estimates of receipts and disbursements are detailed on a quarterly basis in the Financial Plan tables.

The 2005-06 Financial Plan adds roughly 25 percent of spending ($912 million) financed through HCRA that in 2004-05 was "off budget" (i.e., outside the All Funds Financial Plan). Thus, all HCRA spending is included in the State Financial Plan and can be found in the following areas of the budget: Medicaid; Health; the State Office for the Aging; and OMH.

Overview. HCRA was established in 1996 to improve the fiscal health of hospitals and ensure that affordable and quality health care coverage was available to all New Yorkers. Subsequent extensions and modifications of the legislation have initiated new health care programs including FHP, Healthy New York, and workforce recruitment and retention rate enhancements, and provided additional funding for the expansion of existing programs such as Child Health Plus (CHP). HCRA has been extended through June 30, 2007.

Historically, HCRA cash balances have been significant as revenues have generally accumulated more rapidly than expenditures for new programs that often take time to implement and reach projected full annual expenditure levels. Recently, spending levels in many major programs, such as FHP and Elderly Pharmaceutical Insurance Coverage (EPIC), have significantly increased, outpacing the growth in recurring revenues, thereby reducing the historically high HCRA balances. The HCRA cash balance on March 31, 2005 was $164 million.

Prior to the actions included in the 2005-06 Enacted Budget, DOB projected a cash deficit in HCRA of roughly $500 million by June 30, 2005. Absent any actions this deficit would have required General Fund support through the Tobacco Revenue Guarantee Fund pursuant to Chapters 62 and 686 of the Laws of 2003, which provides for the replenishment of HCRA up to the level of tobacco settlement dollars otherwise available to HCRA had these revenues not been securitized.

To mitigate HCRA's reliance on the General Fund and to improve the fiscal viability of HCRA in the outyears, the Enacted Budget includes a series of actions that produce a State Financial Plan benefit of roughly $750 million in 2005-06. These actions include changes to the FHP program to modify benefits and require higher co-payments, proceeds from other insurance conversions from a non-profit to a for profit organization similar to the Empire conversion; an increase in hospital and clinic surcharges on net patient service revenues from
8.85 percent to 8.95 percent and a $50 million increase in the covered lives assessment (effective January 2006).

                                 HCRA Receipts
                             (millions of dollars)



                                  2004-05 2005-06 Annual $ Annual %   Change
                                  Actuals Enacted  Change   Change  from 30-Day
                                  ------- ------- -------- -------- -----------
Empire Conversion Proceeds             0   1,842   1,842      0.0%       0
Surcharges                         1,601   1,591     (10)    -0.6%      (3)
Covered Lives Assessment             724     737      13      1.8%       0
Cigarette Tax/1/                     683     670     (13)    -1.9%       0
New Insurance Conversion Proceeds      0     400     400      0.0%       0
Other                                606     323    (283)   -46.7%      71
Hospital Assessment (1 percent)      232     192     (40)   -17.2%       0
Total Receipts                     3,846   5,755   1,909     49.6%      68

--------

/1/ Includes a transfer of cigarette tax revenue from New York City, which appears under miscellaneous receipts in the Financial Plan Tables.

DOB projects total HCRA receipts at $5.8 billion in 2005-06, an increase of $1.9 billion (49.6 percent) over the current year forecast and $68 million from the 30-Day projections. Total 2005-06 receipts are comprised primarily of surcharges, Empire conversion proceeds, covered lives assessment, cigarette taxes, additional insurance conversion proceeds, Federal funds, and hospital assessments of 1 percent.

As described earlier in this Report, the receipt of $1.8 billion in Empire conversion proceeds planned in 2004-05 (including $200 million that will support General Fund Medicaid spending) have been delayed pending the resolution of ongoing litigation that is currently expected to occur in 2005-06. The availability of these funds depends on successful resolution of ongoing litigation and the release of proceeds currently held in escrow. The Enacted Budget includes authorization that would halt nearly all spending for programs financed by HCRA effective July 1, 2005 unless such Empire proceeds are received. In addition, another $400 million in proceeds from other insurance company conversions from not-for-profit to for-profit is expected in 2005-06, although legislation authorizing such conversions has not yet been enacted.

The annual decline other resources is primarily attributable to nonrecurring Federal reimbursement for State only expenses used to support HCRA ($308 million) and the Community Health Care Conversion Demonstration Project waiver renewal ($218 million).

                              HCRA Disbursements
                             (millions of dollars)



                                 2004-05 2005-06 Annual $ Annual %   Change
                                 Actuals Enacted  Change   Change  from 30-Day
                                 ------- ------- -------- -------- -----------
Medicaid/Public Health Support      932   2,024   1,092    117.2%      119
Hospital Indigent Care              831     853      22      2.6%        0
Elderly Pharmaceutical Insurance
  Coverage                          462     570     108     23.4%        0
Graduate Medical Education          452     353     (99)   -21.9%      (27)
Family Health Plus                  302     426     124     41.1%      112
Child Health Plus                   301     349      48     15.9%        0
Workforce Recruitment and
  Retention                         306     416     110     35.9%       64
All Other                           526     574      48      9.1%      (41)
Total Disbursements               4,112   5,565   1,453     35.3%      227



HCRA Disbursements. Total disbursements of $5.7 billion are projected in 2005-06, an increase of $1.4 billion (35.3 percent) over the current year estimates and $227 million from the 30-Day projections. The 2005-06 Enacted Budget and Financial Plan includes all HCRA spending, including roughly $912 million that was previously "off-budget."

HCRA financed programs primarily include support for various Medicaid and public health costs, hospital indigent care, EPIC, FHP, CHP, provider workforce recruitment and retention funds paid through Medicaid rates, and mental health programs. The remaining spending previously excluded from the State Budget is comprised of Graduate Medical Education, excess medical malpractice, Healthy New York, subsidy payments to the Roswell Park Cancer Institute, as well as various programs including antitobacco and cancer related programs.

The annual growth in HCRA spending is primarily attributable to additional Medicaid support in 2005-06 resulting from the series of actions described earlier, and program spending growth for FHP, workforce recruitment and retention, EPIC, CHP, and various other programs.

Based on DOB projections of receipts and disbursements the cash balance at the end of 2005-06 is expected to be $354 million, declining to approximately $170 million on June 30, 2007, when the HCRA statute expires.

Additional detail on quarterly receipts and disbursements is contained in the Financial Plan tables.

Impact of 2005-06 Enacted Budget on State Workforce. The All Funds State employee workforce level was 189,600 at the end of the 2004-05 fiscal year, approximately 1,300 positions below our initial 2004-05 estimate. The workforce is projected to total 191,900 by the end of fiscal year 2005-06. This estimate includes an additional 475 positions associated with Legislative increases to the 2005-06 Executive Budget, and the anticipated filling of some positions that were vacant at year end.

The projected 2005-06 workforce level represents a decrease of 19,300 positions, or more than 9 percent since January 1995. In recent years, the State workforce has remained relatively stable through the use of a hiring freeze which allows the State to maintain staffing of critical positions.

Impact of 2005-06 Enacted Budget on Local Governments. The 2005-06 Enacted State Budget will provide nearly $1.4 billion in savings and new assistance to local governments statewide.

                             2005-06 Local Impact
                             (millions of dollars)



                                                   Other   School
                               Totals Counties NYC Locals Districts
                               ------ -------- --- ------ ---------
            Medicaid Cap/Other   409    143    266    0        0
            AIM Program           57      0      0   57        0
            School Aid           593      0    227    0      366
            Revenues             273     85    188    0
            All Other Impacts     59     30     12   14        3
            Total              1,391    258    693   71      369

Major initiatives include:

..   Medicaid Cap and Cost Containment: To address the rising costs of Medicaid, the Enacted Budget will cap local Medicaid expenditures for New York City and county governments as of January 2006, using an annual inflator of 3.5%, 3.25% and 3% thereafter. This cap, along with cost containment and other actions, will save counties and New York City more than $409.2 million in SFY 2005-06, and $679.0 million in SFY 2006-07.

..   Aid and Incentives for Municipalities: The 2005-06 Enacted Budget increases
    State support for local governments by $57 million under the new Aid and Incentives for Municipalities (AIM) Program. AIM will provide State aid increases of 3.75% for all towns and villages, and 12.75% for all upstate cities. As a condition of receiving this increase, cities will agree to minimize property tax growth, develop three-year financial plans and seek operational efficiencies through various initiatives like shared services agreements.

..   Shared Municipal Services Incentive (SMSI) Program: Along with the AIM initiative, this Budget introduces the SMSI Program which will provide competitive grants of up to $100,000 to cities, towns, villages, counties and school districts to help fund cooperative cost saving efforts such as shared services (e.g. transportation, snowplowing, or payroll) undertaken by two or more municipalities. This program is funded at $2.75 million in SFY 2005-06.

..   Education: The Enacted Budget provides an $850 million increase in the
    State's school aid programs.

..   Revenues: Reinstituting a permanent sales tax on clothing and footwear, while allowing two sales tax free weeks on items costing less than $110, will generate a net revenue benefit of over $272 million statewide in SFY 2005-06, and over $329 million in SFY 2006-07.

..   Local Transit Assistance: The Enacted Budget also includes over $25 million in increased operating assistance for Downstate and New York City local transportation operations.

The State's Fund Structure. The State accounts for all of its spending and receipts by the fund in which the activity takes place (such as the General Fund or the Capital Projects Fund), and the broad category or purpose of that activity (such as State Operations or Capital Projects). The Financial Plan tables sort all State projections and results by fund and category.

The General Fund receives the majority of State taxes. State Funds include the General Fund and funds specified for dedicated purposes, with the exception of Federal Funds. All Funds, which includes State Funds and Federal Funds, comprises four major fund types, and provides the most comprehensive view of the financial operations of the State. It includes: The General Fund, which receives most of the State's tax revenue and accounts for spending on programs that are not supported directly by dedicated fees and revenues; Special Revenue Funds, which receive Federal grants, certain dedicated taxes, fees and other revenues that are used for a specified purpose; Capital Project Funds, which account for costs incurred in the construction and reconstruction of roads, bridges, prisons, and other infrastructure projects; and Debt Service Funds, which pay principal, interest and related expenses on long-term bonds issued by the State and its public authorities.

       CASH FINANCIAL PLAN - GENERAL FUND - 2005-2006 through 2007-2008
                             (millions of dollars)



                                                  2005-2006 2006-2007 2007-2008
                                                   Enacted  Projected Projected
                                                  --------- --------- ---------
Receipts:
Taxes:
   Personal income tax                             21,118    21,289    22,821
   User taxes and fees                              8,601     8,891     8,759
   Business taxes                                   4,283     4,445     4,512
   Other taxes                                        778       872       920
Miscellaneous receipts                              2,348     2,291     4,346
Federal Grants                                          4         4         4
Transfers from other funds:
   PIT in excess of Revenue Bond debt service       6,338     6,483     6,833
   Sales tax in excess of LGAC debt service         2,306     2,407     2,348
   Real estate taxes in excess of CW/CA debt
     service                                          510       521       528
   All other                                          513       228       241
                                                   ------    ------    ------
   Total receipts                                  46,799    47,431    51,312
                                                   ======    ======    ======
Disbursements:
Grants to local governments                        31,448    34,992    39,423
State operations                                    8,067     8,659     8,946
General State charges                               4,049     4,576     4,838
Transfers to other funds:
   Debt service                                     1,667     1,691     1,681
   Capital projects                                   229       244       241
   Other purposes                                     747       787       659
                                                   ------    ------    ------
   Total disbursements                             46,207    50,949    55,788
                                                   ======    ======    ======
Deposit to/(use of) Fiscal Stability Reserve Fund     601      (301)     (300)
                                                   ======    ======    ======
Deposit to/(use of) Community Projects Fund            (9)      (50)      (50)
                                                   ======    ======    ======
Margin                                                  0    (3,167)   (4,126)
                                                   ======    ======    ======



        CURRENT STATE RECEIPTS - GENERAL FUND - 2004-2005 and 2005-2006
                             (millions of dollars)



                                        2004-2005 2005-2006 Annual
                                         Actual    Enacted  Change
                                        --------- --------- ------
Personal income tax                      18,677    21,118   2,441
                                         ------    ------   -----
User taxes and fees:                      8,731     8,601    (130)
                                         ------    ------   -----
Sales and use tax                         8,094     7,969    (125)
Cigarette and tobacco taxes                 406       401      (5)
Motor vehicle fees                            4         0      (4)
Alcoholic beverages taxes                   185       186       1
Alcoholic beverage control license fees      42        45       3
Business taxes:                           4,069     4,283     214
                                         ------    ------   -----
Corporation franchise tax                 1,858     2,024     166
Corporation and utilities tax               617       643      26
Insurance taxes                           1,007     1,031      24
Bank tax                                    587       585      (2)
Other taxes:                                926       778    (148)
                                         ------    ------   -----
Estate tax                                  895       752    (143)
Gift tax                                      3         0      (3)
Real property gains tax                       1         0      (1)
Pari-mutuel taxes                            26        25      (1)
Other taxes                                   1         1       0
Total Taxes                              32,403    34,780   2,377
                                         ------    ------   -----
Miscellaneous receipts                    2,217     2,348     131
                                         ------    ------   -----
Federal grants                                9         4      (5)
                                         ------    ------   -----
Total                                    34,629    37,132   2,503
                                         ======    ======   =====

          CASH FLOW - GENERAL FUND - 2005-2006 (dollars in millions)



                       2005
                       April   May   June  July  August September October November December January February  March  Total
                       ----- ------  ----- ----- ------ --------- ------- -------- -------- ------- -------- ------  ------
Opening fund
  balance              1,218  5,623  3,873 4,543 4,597    4,372    4,582    3,300   2,116    2,746   6,431    7,179   1,218
                       ===== ======  ===== ===== =====    =====   ======   ======   =====    =====   =====   ======  ======
Receipts:
Taxes
   Personal
     income
     tax               4,852    681  2,104 1,255 1,355    1,970      595      561   1,757    3,377   2,020      591  21,118
   User taxes
     and
     fees                657    662    931   663   633      866      625      625     897      693     533      816   8,601
   Business
     taxes               149    149    927    72    39      892       45        5     849       54      21    1,081   4,283
   Other
     taxes                63     69     71    56    65       58       69       67      68       64      66       62     778
Miscellaneous
  receipts               142     77    148    90    86      149      170      383     212      178     176      537   2,348
Federal Grants             0      0      0     0     0        0        0        0       0        0       0        4       4
Transfers from
  other funds
   PIT in
     excess
     of
     Revenue
     Bond
     debt
     service           1,173    200    701   417   369      678      166       12     617    1,124     382      499   6,338
   Sales tax
     in
     excess
     of
     LGAC
     debt
     service             178    185    292   198   191      193      188      189     280      209       2      201   2,306
   Real
     estate
     taxes in
     excess
     of CW/
     CA
     debt
     service              50     49     49    50    39       53       52       46      39       34      29       20     510
   All Other               0    135     21    46    25       10        0        0      20       57       0      199     513
                       ----- ------  ----- ----- -----    -----   ------   ------   -----    -----   -----   ------  ------
       Total
         receipts      7,264  2,207  5,244 2,847 2,802    4,869    1,910    1,888   4,739    5,790   3,229    4,010  46,799
                       ===== ======  ===== ===== =====    =====   ======   ======   =====    =====   =====   ======  ======
Disbursements:
Grants to local
  governments
  School Aid              75  1,854  1,379   145   320      922      475      467   1,140      318     589    5,939  13,623
Medicaid                 781    582  1,043   424   778      635      619      550     566      314     524      945   7,761
Welfare                  142    142     83   142   142       74      142      142      74      142     111       38   1,374
All Other                408    303    724   992   601      636      977      534   1,063      466     627    1,359   8,690
State
  operations
Personal
  Service                577    566    719   563   570      596      431      689     365      381     210      148   5,815
Non-Personal
  Service                120    125    176   206   200      158      186      179     179      184     196      343   2,252
General State
  charges                404    191    171   250   340    1,173      264      275     247      271     134      329   4,049
Transfers to
  other funds
Debt service             230    145    213    23    28      300       49      183     379       17      26       74   1,667
Capital
  projects                21     19     26    26    27       81        2       30      69      (10)     43     (105)    229
Other purposes           101     30     40    22    21       84       47       23      27       22      21      309     747
                       ----- ------  ----- ----- -----    -----   ------   ------   -----    -----   -----   ------  ------
   Total
     disbursements     2,859  3,957  4,574 2,793 3,027    4,659    3,192    3,072   4,109    2,105   2,481    9,379  46,207
                       ===== ======  ===== ===== =====    =====   ======   ======   =====    =====   =====   ======  ======
Change in
  fund
  balance              4,405 (1,750)   670    54  (225)     210   (1,282)  (1,184)    630    3,685     748   (5,369)    592
                       ===== ======  ===== ===== =====    =====   ======   ======   =====    =====   =====   ======  ======
Closing fund
  balance              5,623  3,873  4,543 4,597 4,372    4,582    3,300    2,116   2,746    6,431   7,179    1,810   1,810
                       ===== ======  ===== ===== =====    =====   ======   ======   =====    =====   =====   ======  ======

                 CASH FINANCIAL - PLAN STATE FUNDS -2005-2006
                             (millions of dollars)



                                        Special Capital   Debt
                                General Revenue Projects Service   (MEMO)
                                 Fund    Fund    Funds    Funds    Total
                                ------- ------- -------- -------  -------
Opening fund balance             1,218   2,006    (206)      184    3,202
                                ======  ======   =====   =======  =======
Receipts:
Taxes                           34,780   5,843   1,860    10,049   52,532
Miscellaneous receipts           2,348  12,965   1,574       656   17,543
Federal grants                       4       1       0         0        5
                                ------  ------   -----   -------  -------
   Total receipts               37,132  18,809   3,434    10,705   70,080
                                ======  ======   =====   =======  =======
Disbursements:
Grants to local governments     31,448  13,990   1,053         0   46,491
State operations                 8,067   5,155       0        26   13,248
General State charges            4,049     552       0         0    4,601
Debt service                         0       0       0     3,843    3,843
Capital projects                     0       2   2,088         0    2,090
                                ------  ------   -----   -------  -------
   Total disbursements          43,564  19,699   3,141     3,869   70,273
                                ======  ======   =====   =======  =======
Other financing sources (uses):
Transfers from other funds       9,667   1,136     266     5,221   16,290
Transfers to other funds        (2,643)   (417)   (936)  (12,046) (16,042)
Bond and note proceeds               0       0     279         0      279
                                ------  ------   -----   -------  -------
   Net other financing sources
     (uses)                      7,024     719    (391)   (6,825)     527
                                ======  ======   =====   =======  =======
Change in fund balance             592    (171)    (98)       11      334
                                ======  ======   =====   =======  =======
Closing fund balance             1,810   1,835    (304)      195    3,536
                                ======  ======   =====   =======  =======

           CASH FINANCIAL PLAN - ALL GOVERNMENTAL FUNDS - 2005-2006
                             (millions of dollars)



                                           Special Capital   Debt
                                   General Revenue Projects Service   (MEMO)
                                    Fund    Funds   Funds    Funds    Total
                                   ------- ------- -------- -------  -------
   Opening fund balance             1,218   2,005    (454)      184    2,953
                                   ======  ======   =====   =======  =======
   Receipts:
   Taxes                           34,780   5,843   1,860    10,049   52,532
   Miscellaneous receipts           2,348  12,974   1,574       656   17,552
   Federal grants                       4  34,570   1,850         0   36,424
                                   ------  ------   -----   -------  -------
      Total receipts               37,132  53,387   5,284    10,705  106,508
                                   ======  ======   =====   =======  =======
   Disbursements:
   Grants to local governments     31,448  45,076   1,282         0   77,806
   State operations                 8,067   8,238       0        26   16,331
   General State charges            4,049     772       0         0    4,821
   Debt service                         0       0       0     3,843    3,843
   Capital projects                     0       2   3,700         0    3,702
                                   ------  ------   -----   -------  -------
      Total disbursements          43,564  54,088   4,982     3,869  106,503
                                   ======  ======   =====   =======  =======
   Other financing sources (uses):
   Transfers from other funds       9,667   3,537     266     5,221   18,691
   Transfers to other funds        (2,643) (3,124)   (945)  (12,046) (18,758)
   Bond and note proceeds               0       0     279         0      279
                                   ------  ------   -----   -------  -------
      Net other financing sources
        (uses)                      7,024     413    (400)   (6,825)     212
                                   ======  ======   =====   =======  =======
   Change in fund balance             592    (288)    (98)       11      217
                                   ======  ======   =====   =======  =======
   Closing fund balance             1,810   1,717    (552)      195    3,170
                                   ======  ======   =====   =======  =======

    CURRENT STATE RECEIPTS ALL GOVERNMENTAL FUNDS - 2004-2005 and 2005-2006
                             (millions of dollars)



                                        2004-2005 2005-2006 Annual
                                         Actual    Enacted  Change
                                        --------- --------- ------
Personal income tax                       27,997    31,121  3,124
                                         -------   -------  -----
User taxes and fees                       13,036    13,785    749
                                         -------   -------  -----
Sales and use taxes                       11,016    11,219    203
Cigarette and tobacco taxes                  406       962    556
Motor fuel tax                               530       533      3
Motor vehicle fees                           666       635    (31)
Highway use tax                              151       163     12
Alcoholic beverage taxes                     185       186      1
Alcoholic beverage control license fees       42        46      4
Auto rental tax                               40        41      1
Business taxes                             5,806     6,109    303
                                         -------   -------  -----
Corporation franchise tax                  2,110     2,280    170
Corporation and utilities taxes              827       844     17
Insurance taxes                            1,108     1,147     39
Bank tax                                     676       693     17
Petroleum business taxes                   1,085     1,145     60
Other taxes                                1,656     1,517   (139)
                                         -------   -------  -----
Estate tax                                   895       752   (143)
Gift tax                                       3         0     (3)
Real property gains tax                        1         0     (1)
Real estate transfer tax                     730       739      9
Pari-mutuel taxes                             26        25     (1)
Other taxes                                    1         1      0
Total taxes                               48,495    52,532  4,037
                                         -------   -------  -----
Miscellaneous receipts                    15,860    17,552  1,692
                                         -------   -------  -----
Federal grants                            36,221    36,424    203
                                         -------   -------  -----
Total                                    100,576   106,508  5,932
                                         =======   =======  =====

          GAAP FINANCIAL PLAN GENERAL FUND - 2004-2005 and 2005-2006
                             (millions of dollars)



                                                                  2004-2005
                                                                 Preliminary 2005-2006
                                                                   Actuals    Enacted  Change
                                                                 ----------- --------- ------
Revenues:
Taxes:
   Personal income tax                                             20,001     20,594      593
   User taxes and fees                                              8,900      8,625     (275)
   Business taxes                                                   4,174      4,300      126
   Other taxes                                                        874        798      (76)
Miscellaneous revenues                                              4,445      4,042     (403)
Federal grants                                                         11          4       (7)
                                                                   ------     ------   ------
   Total revenues                                                  38,405     38,363      (42)
                                                                   ======     ======   ======
Expenditures:
Grants to local governments                                        32,255     34,033    1,778
State operations                                                   10,248     10,603      355
General State charges                                               3,156      3,447      291
Debt service                                                           24         25        1
Capital projects                                                        0          0        0
                                                                   ------     ------   ------
   Total expenditures                                              45,683     48,108    2,425
                                                                   ======     ======   ======
Other financing sources (uses):
Transfers from other funds                                         12,597     13,421      824
Transfers to other funds                                           (4,983)    (5,041)     (58)
Proceeds from financing arrangements/advance refundings               634        971      337
                                                                   ------     ------   ------
   Net other financing sources (uses)                               8,248      9,351    1,103
                                                                   ======     ======   ======
(Excess) deficiency of revenues and other financing sources over
  expenditures and other financing uses                               970       (394)  (1,364)
                                                                   ======     ======   ======
Accumulated Surplus                                                   689        295
                                                                   ======     ======

           GAAP FINANCIAL PLAN - ALL GOVERNMENTAL FUNDS - 2005-2006
                             (millions of dollars)



                                                                Special Capital   Debt
                                                        General Revenue Projects Service   (MEMO)
                                                         Fund    Funds   Funds    Funds    Total
                                                        ------- ------- -------- -------  -------
Revenues:
Taxes                                                   34,317   5,840   1,859    10,058   52,074
Patient fees                                                 0       0       0       326      326
Miscellaneous revenues                                   4,042   5,876     312        23   10,253
Federal grants                                               4  36,382   1,850         0   38,236
                                                        ------  ------   -----   -------  -------
   Total revenues                                       38,363  48,098   4,021    10,407  100,889
                                                        ======  ======   =====   =======  =======
Expenditures:
Grants to local governments                             34,033  42,745   1,269         0   78,047
State operations                                        10,603   1,714       0        26   12,343
General State charges                                    3,447     299       0         0    3,746
Debt service                                                25       0       0     3,038    3,063
Capital projects                                             0       2   3,336         0    3,338
                                                        ------  ------   -----   -------  -------
   Total expenditures                                   48,108  44,760   4,605     3,064  100,537
                                                        ======  ======   =====   =======  =======
Other financing sources (uses):
Transfers from other funds                              13,421     289     242     5,241   19,193
Transfers to other funds                                (5,041) (3,712)   (981)  (12,565) (22,299)
Proceeds of general obligation bonds                         0       0     279         0      279
Proceeds from financing arrangements/advance refundings    971       0     934         0    1,905
                                                        ------  ------   -----   -------  -------
   Net other financing sources (uses)                    9,351  (3,423)    474    (7,324)    (922)
                                                        ======  ======   =====   =======  =======
(Excess) deficiency of revenues and other financing
  sources over expenditures and other financing uses      (394)    (85)   (110)       19     (570)
                                                        ======  ======   =====   =======  =======

          CASH FINANCIAL PLAN HEALTH CARE REFORM ACT RESOURCES FUND-
                            2004-2005 AND 2005-2006
                             (millions of dollars)



                                                    2004-2005 2005-2006 Annual
                                                     Actual    Enacted  Change
                                                    --------- --------- ------
  Opening fund balance                                  430       164    (266)
                                                      =====     =====   =====
  Receipts:
  Cigarette taxes                                       573       561     (12)
  Miscellaneous receipts                              3,273     5,194   1,921
                                                      -----     -----   -----
     Total receipts                                   3,846     5,755   1,909
                                                      =====     =====   =====
  Disbursements:
  Hospital Indigent Care Fund                           831       853      22
  Professional Education/Graduate Medical Education     452       353     (99)
  Elderly Pharmaceutical Insurance Coverage (EPIC)      462       570     108
  Child Health Plus (CHP)                               301       349      48
  Family Health Plus (FHP)                              302       455     153
  Workforce Recruitment and Retention 306               416       110
  Public Health                                         101       142      41
  Mental Health                                          91        88      (3)
  Roswell Park Cancer Institute                          78        78       0
  Physician Excess Medical Malpractice                   55        49      (6)
  Transfer To Medicaid:
  Pharmacy Costs                                        396     1,232     836
  Physician Costs                                        85        85       0
  Health Insurance Demonstration Project                 39        69      30
  Supplemental Medical Insurance                         68        68       0
  All Other Medicaid                                    243       399     156
  All Other                                             302       359      57
                                                      -----     -----   -----
     Total disbursements                              4,112     5,565   1,453
                                                      =====     =====   =====
  Change in fund balance                               (266)      190     456
                                                      =====     =====   =====
  Closing fund balance                                  164       354     190
                                                      =====     =====   =====

                              CASH FINANCIAL PLAN
    HEALTH CARE REFORM ACT RESOURCES FUND - 2005-2006 THROUGH JUNE 30, 2007
                             (millions of dollars)



                                                                       2007-2008
                                                                         April
                                                  2005-2006 2006-2007 Through June
                                                   Enacted  Projected  Projected
                                                  --------- --------- ------------
Opening fund balance                                  164       354        30
                                                    =====     =====       ===
Receipts:
Cigarette taxes                                       561       579       158
Miscellaneous receipts                              5,194     3,639       656
                                                    -----     -----       ---
   Total receipts                                   5,755     4,218       814
                                                    =====     =====       ===
Disbursements:
Hospital Indigent Care Fund                           853       853       276
Professional Education/Graduate Medical Education     353       390       135
Elderly Pharmaceutical Insurance Coverage (EPIC)      570       654         0
Child Health Plus (CHP)                               349       369        97
Family Health Plus (FHP)                              426       517         0
Workforce Recruitment and Retention                   416       416         0
Public Health                                         142       141        36
Mental Health                                          88        87        22
Roswell Park Cancer Institute                          78        78        20
Physician Excess Medical Malpractice                   49        65        16
Transfer To Medicaid:
Pharmacy Costs                                      1,261        79         0
Physician Costs                                        85        85         0
Health Insurance Demonstration Project                 69        69         0
Supplemental Medical Insurance                         68        68         0
All Other Medicaid                                    399       260         0
All Other                                             359       411        72
                                                    -----     -----       ---
   Total disbursements                              5,565     4,542       674
                                                    =====     =====       ===
Change in fund balance                                190      (324)      140
                                                    =====     =====       ===
Closing fund balance                                  354        30       170
                                                    =====     =====       ===
Source: NYS DOB

                                   CASH FLOW
               HEALTH CARE REFORM ACT RESOURCES FUND - 2005-2006
                             (millions of dollars)



                                                     First      Second       Third      Fourth
                                                    Quarter     Quarter     Quarter     Quarter      Total
                                                  (Projected) (Projected) (Projected) (Projected) (Projected)
                                                  ----------- ----------- ----------- ----------- -----------
Opening fund balance                                  164         132          153         938         164
                                                      ===         ===        =====       =====       =====
Receipts:
Cigarette Taxes                                       147         141          141         132         561
Miscellaneous Receipts                                538         702        2,569       1,385       5,194
                                                      ---         ---        -----       -----       -----
   Total receipts                                     685         843        2,710       1,517       5,755
                                                      ===         ===        =====       =====       =====
Disbursements:
Hospital Indigent Care Fund                           285         212          214         142         853
Professional Education/Graduate Medical Education     129          72           75          77         353
Elderly Pharmaceutical Insurance Coverage (EPIC)        0           0          229         341         570
Child Health Plus (CHP)                               116          44          110          79         349
Family Health Plus (FHP)                                0          88          178         160         426
Workforce Recruitment and Retention                    24         120          152         120         416
Public Health                                          38          13           44          47         142
Mental Health                                          29           0           29          30          88
Roswell Park Cancer Institute                          26           0           24          28          78
Physician Excess Medical Malpractice                    0           0           49           0          49
Transfer To Medicaid:
Pharmacy Costs                                          0         148          402         711       1,261
   Physician Costs                                      0          27           53           5          85
   Health Insurance Demonstration Project               0          17           35          17          69
   Supplemental Medical Insurance                       0           0           34          34          68
   All Other Medicaid                                   0          27          144         228         399
All Other                                              70          54          153          82         359
                                                      ---         ---        -----       -----       -----
   Total disbursements                                717         822        1,925       2,101       5,565
                                                      ===         ===        =====       =====       =====
Change in fund balance                                (32)         21          785        (584)        190
                                                      ===         ===        =====       =====       =====
Closing fund balance                                  132         153          938         354         354
                                                      ===         ===        =====       =====       =====
Source: NYS DOB

                        CASH DISBURSEMENTS BY FUNCTION
                                 GENERAL FUND
                            (thousands of dollars)



                                                                       2004-2005
                                                                       Adjusted     2005-2006     Annual
                                                                        Actuals      Enacted      Change
                                                                        ----------   ----------   --------
ECONOMIC DEVELOPMENT AND GOVERNMENT
  OVERSIGHT                                                                42,384       48,103      5,719
Agriculture and Markets, Department of Alcoholic Beverage Control               0            0          0
Banking Department                                                              0          250        250
Consumer Protection Board                                                     315            0       (315)
Economic Development, Department of                                        38,683       37,199     (1,484)
Empire State Development Corporation                                        3,682       80,598     76,916
Energy Research and Development Authority                                       0            0          0
Housing Finance Agency                                                          0       74,010     74,010
Housing and Community Renewal, Division of                                 67,895            0    (67,895)
Insurance Department                                                            0            0          0
Olympic Regional Development Authority                                      9,050       50,834     41,784
Public Service, Department of                                                   0        7,350      7,350
Science, Technology and Academic Research, Office of                       44,950            0    (44,950)
                                                                        ----------   ----------   --------
   Functional Total                                                       206,959      298,344     91,385
                                                                        ----------   ----------   --------
PARKS AND THE ENVIRONMENT
Adirondack Park Agency                                                      4,271        4,408        137
Environmental Conservation, Department of                                 111,359      115,872      4,513
Environmental Facilities Corporation                                            0            0          0
Parks, Recreation and Historic Preservation, Office of                    106,659      109,348      2,689
                                                                        ----------   ----------   --------
   Functional Total                                                       222,289      229,628      7,339
                                                                        ----------   ----------   --------
TRANSPORTATION
Motor Vehicles, Department of                                               4,244            o     (4,244)
Thruway Authority                                                               0            0          0
                                                                        ----------   ----------   --------
Transportation, Department of                                             113,408      108,140     (5,268)
                                                                        ----------   ----------   --------
   Functional Total                                                       117,652      108,140     (9,512)
HEALTH AND SOCIAL WELFARE
Advocate for Persons with Disabilities, Office of                             717            0       (717)
Aging, Office for the                                                      66,237       79,013     12,776
Children and Family Services, Office of                                 1,319,397    1,436,930    117,533
Health, Department of                                                   8,264,088    8,316,976     52,888
                                                                        ----------   ----------   --------
   Medical Assistance                                                   7,461,096    7,445,597    (15,499)
   Medicaid Administration                                                115,975      119,950      3,975
   All Other                                                              687,017      751,429     64,412
Human Rights, Division of                                                  13,492       13,142       (350)
Labor, Department of                                                        9,182       16,176      6,994
Prevention of Domestic Violence, Office of                                  2,697        2,415       (282)
Temporary and Disability Assistance, Office of                          1,516,787    1,451,257    (65,530)
                                                                        ----------   ----------   --------
To provide a comparable basis for calculating annual change, the 2004-05 amounts have been increased for
  Medicaid spending to comply with Federal policy changes related to certain county shares adjustments ($508 million).
HEALTH AND SOCIAL WELFARE (Continued)
   Welfare Assistance                                                   1,135,568    1,000,969   (134,599)
   Welfare Administration                                                 304,281      371,550     67,269
   All Other                                                               76,938       78,738      1,800
Welfare Inspector General, Office of                                          674          754         80
Workers' Compensation Board                                                     0            0          0
                                                                        ----------   ----------   --------
   Functional Total                                                    11,193,271   11,316,663    123,392
                                                                        ----------   ----------   --------

                        CASH DISBURSEMENTS BY FUNCTION
                                 GENERAL FUND
                            (thousands of dollars)



                                                                 2004-2005
                                                                 Adjusted      2005-2006       Annual
                                                                  Actuals       Enacted        Change
                                                                  ----------    ----------    ---------
MENTAL HEALTH
Mental Health, Office of                                          1,334,032     1,337,781        3,749
Mental Hygiene, Department of                                             0             0            0
Mental Retardation and Developmental Disabilities, Office of        860,922       831,992      (28,930)
Alcohol and Substance Abuse Services, Office of                     298,961       298,127         (834)
Developmental Disabilities Planning Council                               0             0            0
Quality of Care for the Mentally Disabled, Commission on              2,861         4,263        1,402
                                                                  ----------    ----------    ---------
   Functional Total                                               2,496,776     2,472,163      (24,613)
                                                                  ----------    ----------    ---------
PUBLIC PROTECTION
Capital Defenders Office                                             11,335        10,916         (419)
Correction, Commission of                                             2,511         2,510           (1)
Correctional Services, Department of                              2,057,270     1,995,345      (61,925)
Crime Victims Board                                                   2,794         3,314          520
Criminal Justice Services, Division of                               88,398       106,592       18,194
Homeland Security                                                     6,968         5,219       (1,749)
Investigation, Temporary State Commission of                          3,151         3,463          312
Judicial Commissions                                                  2,647         2,703           56
Military and Naval Affairs, Division of                              28,892        26,167       (2,725)
Parole, Division of                                                 175,770       183,489        7,719
Probation and Correctional Alternatives, Division of                 68,903        78,596        9,693
Public Security, Office of                                                0             0            0
State Police, Division of                                           331,811       352,235       20,424
                                                                  ----------    ----------    ---------
   Functional Total                                               2,780,450     2,770,549       (9,901)
                                                                  ----------    ----------    ---------
EDUCATION
Arts, Council on the                                                 44,758        42,705       (2,053)
City University of New York                                         753,615       928,826      175,211
Education, Department of                                         14,170,210    15,212,855    1,042,645
   School Aid                                                    12,759,113    13,623,270      864,157
   STAR Property Tax Relief                                               0             0            0
   Handicapped                                                      835,884       908,473       72,589
   All Other                                                        575,213       681,112      105,899
Higher Education Services Corporation                               928,159       889,478      (38,681)
State University Construction Fund                                        0             0            0

To provide a comparable basis for calculating annual change, the 2004-05 amounts have been increased for
Medicaid spending to comply with Federal policy changes related to certain county shares adjustments ($508 million).
EDUCATION (Continued)
State University of New York                                      1,273,698     1,359,162       85,464
Temporary and Disability Assistance, Office of                    1,516,787     1,451,257      (65,530)
                                                                  ----------    ----------    ---------
   Functional Total                                              17,170,440    18,433,026    1,262,586
                                                                  ----------    ----------    ---------
GENERAL GOVERNMENT
Audit and Control, Department of                                    156,540       167,367       10,827
Budget, Division of the                                              24,689        28,185        3,496
Civil Service, Department of                                         21,658        24,199        2,541
Elections, State Board of                                             3,374         3,594          220
Employee Relations, Office of                                         3,215         3,580          365
Executive Chamber                                                    13,521        15,480        1,959
General Services, Office of                                         121,141       148,686       27,545

                        CASH DISBURSEMENTS BY FUNCTION
                                 GENERAL FUND
                            (thousands of dollars)



                                        2004-2005
                                        Adjusted   2005-2006    Annual
                                         Actuals    Enacted     Change
                                        ---------- ---------- ---------
Inspector General, Office of                 4,136      4,579       443
Law, Department of                         114,458    125,637    11,179
Lieutenant Governor, Office of the             378        485       107
Lottery, Division of                             0          0         0
Racing and Wagering Board, State                 0          0         0
Real Property Services, Office of           20,837     21,197       360
Regulatory Reform, Governor's Office of      3,458      3,554        96
State Labor Relations Board                  3,394      3,357       (37)
State, Department of                        16,375     20,523     4,148
Tax Appeals, Division of                     2,781    306,876   304,095
Taxation and Finance, Department of        309,622      2,994  (306,628)
Technology, Office for                      20,212     20,076      (136)
TSC Lobbying                                 1,034        909      (125)
Veterans Affairs, Division of               10,235     12,089     1,854
                                        ---------- ---------- ---------
   Functional Total                        851,058    913,367    62,309
                                        ---------- ---------- ---------
ALL OTHER CATEGORIES
Legislature                                206,711    206,672       (39)
Judiciary (excluding fringe benefits)    1,356,498  1,392,500    36,002
World Trade Center                               0          0         0
Local Government Assistance                969,352  1,028,900    59,548
Long-Term Debt Service                   1,730,861  1,666,548   (64,313)
Capital Projects                           197,293    228,597    31,304
General State Charges/Miscellaneous      4,627,469  5,142,286   514,817
   Functional Total                      9,088,184  9,665,503   577,319
                                        ---------- ---------- ---------
TOTAL GENERAL FUND SPENDING             44,127,079 46,207,383 2,080,304
                                        ========== ========== =========



Source: NYS DOB

To provide a comparable basis for calculating annual change, the 2004-05 amounts have been increased for Medicaid spending to comply with Federal policy changes related to certain county shares adjustments ($508 million).

                        CASH DISBURSEMENTS BY FUNCTION
                                  STATE FUNDS
                            (thousands of dollars)



                                              2004-2005
                                              Adjusted  2005-2006  Annual
                                               Actuals   Enacted   Change
                                              --------- --------- -------
ECONOMIC DEVELOPMENT AND GOVERNMENT OVERSIGHT
Agriculture and Markets, Department of          67,055     77,099  10,044
Alcoholic Beverage Control                       9,992     11,471   1,479
Banking Department                              57,375     80,566  23,191
Consumer Protection Board                        2,193      2,575     382
Economic Development, Department of            294,773    329,144  34,371
Empire State Development Corporation            32,970    270,798 237,828
Energy Research and Development Authority       26,135     26,006    (129)
Housing Finance Agency                               0          0       0
Housing and Community Renewal, Division of     183,935    201,325  17,390
Insurance Department                           121,655    149,444  27,789
Olympic Regional Development Authority           9,282      7,750  (1,532)
Public Service, Department of                   49,268     55,395   6,127
Science, Technology and Academic Research,
  Office of                                     50,547     67,834  17,287
   Functional Total                            905,180  1,279,407 374,227

                        CASH DISBURSEMENTS BY FUNCTION
                                 GENERAL FUND
                            (thousands of dollars)



                                                       2004-2005
                                                       Adjusted   2005-2006    Annual
                                                        Actuals    Enacted     Change
                                                       ---------- ---------- ---------
PARKS AND THE ENVIRONMENT
Adirondack Park Agency                                      4,271      4,408       137
Environmental Conservation, Department of                 564,405    785,269   220,864
Environmental Facilities Corporation                       14,653     12,664    (1,989)
Parks, Recreation and Historic Preservation, Office of    201,134    244,728    43,594
   Functional Total                                       784,463  1,047,069   262,606

TRANSPORTATION
Motor Vehicles, Department of                             199,227    255,630    56,403
Thruway Authority                                           1,473      4,000     2,527
Transportation, Department of                           3,610,370  4,173,113   562,743
                                                       ---------- ---------- ---------
   Functional Total                                     3,811,070  4,432,743   621,673
                                                       ---------- ---------- ---------
HEALTH AND SOCIAL WELFARE
Advocate for Persons with Disabilities, Office of             859          0      (859)
Aging, Office for the                                      66,238     82,074    15,836
Children and Family Services, Office of                 1,335,412  1,474,668   139,256
Health, Department of                                  13,304,458 15,075,307 1,770,849
Medical Assistance                                     10,085,068 11,725,847 1,640,779
Medicaid Administration                                   115,975    119,950     3,975
All Other                                               3,103,415  3,229,510   126,095
Human Rights, Division of                                  13,492     13,148      (344)
Labor, Department of                                       91,510     98,499     6,989
Prevention of Domestic Violence, Office of                  2,697      2,445      (252)
Temporary and Disability Assistance, Office of          1,577,445  1,547,289   (30,156)
                                                       ---------- ---------- ---------
   Welfare Assistance                                   1,135,568  1,000,969  (134,599)



To provide a comparable basis for calculating annual change, the 2004-05 amounts have been adjusted for the inclusion of all HCRA funded programs on-budget and additional Medicaid spending to comply with Federal policy changes related to certain county shares adjustments. The 2004-05 adjustment for HCRA is $925 million and Medicaid is $508 million.



HEALTH AND SOCIAL WELFARE (Continued)
   Welfare Administration                                       304,281    371,550    67,269
   All Other                                                    137,596    174,770    37,174
Welfare Inspector General, Office of                                674        754        80
Workers' Compensation Board                                     129,676    144,188    14,512
   Functional Total                                          16,522,461 18,438,372 1,915,911

MENTAL HEALTH
Mental Health, Office of                                      1,606,697  1,628,638    21,941
Mental Hygiene, Department of                                         0      4,800     4,800
Mental Retardation and Developmental Disabilities, Office of    951,343    936,748   (14,595)
Alcohol and Substance Abuse Services, Office of                 340,301    336,347    (3,954)
Developmental Disabilities Planning Council                          00          0         0
Quality of Care for the Mentally Disabled, Commission on          2,861      4,565     1,704
   Functional Total                                           2,901,202  2,911,098     9,896

PUBLIC PROTECTION
Capital Defenders Office                                         11,335     10,916      (419)
Correction, Commission of                                         2,511      2,510        (1)
Correctional Services, Department of                          2,237,651  2,184,850   (52,801)
Crime Victims Board                                              23,718     30,890     7,172
Criminal Justice Services, Division of                           97,934    130,803    32,869

                        CASH DISBURSEMENTS BY FUNCTION
                                 GENERAL FUND
                            (thousands of dollars)



                                                     2004-2005
                                                     Adjusted   2005-2006    Annual
                                                      Actuals    Enacted     Change
                                                     ---------- ---------- ---------
Homeland Security                                        17,880     20,143     2,263
Investigation, Temporary State Commission of              3,288      3,652       364
Judicial Commissions                                      2,647      2,703        56
Military and Naval Affairs, Division of                  44,016     45,611     1,595
Parole, Division of                                     175,773    183,589     7,816
Probation and Correctional Alternatives, Division of     68,903     78,596     9,693
Public Security, Office of                                    0          0         0
State Police, Division of                               472,177    511,980    39,803
                                                     ---------- ---------- ---------
   Functional Total                                   3,157,833  3,206,243    48,410
                                                     ---------- ---------- ---------
EDUCATION
Arts, Council on the                                     44,758     43,405    (1,353)
City University of New York                             978,988  1,451,318   472,330
Education, Department of                             19,605,955 20,743,413 1,137,458
   School Aid                                        15,049,065 15,829,014   779,949
   STAR Property Tax Relief                           3,058,940  3,222,000   163,060
   Handicapped                                          835,884    908,473    72,589
   All Other                                            662,066    783,926   121,860
Higher Education Services Corporation                   998,350  1,029,192    30,842
State University Construction Fund                        9,139     10,480     1,341



To provide a comparable basis for calculating annual change, the 2004-05 amounts have been adjusted for the inclusion of all HCRA funded programs on-budget and additional Medicaid spending to comply with Federal policy changes related to certain county shares adjustments. The 2004-05 adjustment for HCRA is $925 million and Medicaid is $508 million.



EDUCATION (Continued)
State University of New York             4,558,232  4,878,832   320,600
   Functional Total                     26,195,422 28,156,640 1,961,218

GENERAL GOVERNMENT
Audit and Control, Department of           211,261    247,988    36,727
Budget, Division of the                     32,214     43,399    11,185
Civil Service, Department of                22,408     25,199     2,791
Elections, State Board of                    3,374      3,594       220
Employee Relations, Office of                3,231      3,768       537
Executive Chamber                           13,521     15,580     2,059
General Services, Office of                211,609    242,312    30,703
Inspector General, Office of                 5,082      6,017       935
Law, Department of                         153,069    164,656    11,587
Lieutenant Governor, Office of the             378        485       107
Lottery, Division of                       175,823    177,264     1,441
Racing and Wagering Board, State            14,656     17,902     3,246
Real Property Services, Office of           47,492     51,299     3,807
Regulatory Reform, Governor's Office of      3,458      3,554        96
State Labor Relations Board                  3,394      3,943       549
State, Department of                        61,523    156,188    94,665
Tax Appeals, Division of                     2,781      2,994       213
Taxation and Finance, Department of        343,692    343,506      (186)
Technology, Office for                      20,212     20,076      (136)
TSC Lobbying                                 1,273      1,376       103
Veterans Affairs, Division of               10,235     12,089     1,854
                                        ---------- ---------- ---------
   Functional Total                      1,340,686  1,543,189   202,503
                                        ---------- ---------- ---------
ALL OTHER CATEGORIES

                        CASH DISBURSEMENTS BY FUNCTION
                                 GENERAL FUND
                            (thousands of dollars)



                                          2004-2005
                                          Adjusted    2005-2006    Annual
                                           Actuals     Enacted     Change
                                         ----------  ----------  ----------
   Legislature                              206,711     207,622         911
   Judiciary (excluding fringe benefits)  1,503,555   1,618,566     115,011
   World Trade Center                             0           0           0
   Local Government Assistance              969,352   1,028,900      59,548
   Long-Term Debt Service                 3,788,884   3,842,725      53,841
   General State Charges/Miscellaneous    4,254,797   5,094,826     840,029
   GAAP/Other Adjustments                  (937,000) (2,534,000) (1,597,000)
                                         ----------  ----------  ----------
      Functional Total                    9,786,299   9,258,639    (527,660)
                                         ----------  ----------  ----------
   TOTAL STATE FUNDS SPENDING            65,404,616  70,273,400   4,868,784
                                         ==========  ==========  ==========



Source: NYS DOB

To provide a comparable basis for calculating annual change, the 2004-05 amounts have been adjusted for the inclusion of all HCRA funded programs on-budget and additional Medicaid spending to comply with Federal policy changes related to certain county shares adjustments. The 2004-05 adjustment for HCRA is $925 million and Medicaid is $508 million.

                        CASH DISBURSEMENTS BY FUNCTION
                             ALL GOVERNMENT FUNDS
                            (thousands of dollars)



                                                       2004-2005
                                                       Adjusted  2005-2006  Annual
                                                        Actuals   Enacted   Change
                                                       --------- --------- -------
ECONOMIC DEVELOPMENT AND GOVERNMENT OVERSIGHT
Agriculture and Markets, Department of                    77,489    92,639  15,150
Alcoholic Beverage Control                                10,016    11,471   1,455
Banking Department                                        57,375    80,566  23,191
Consumer Protection Board                                  2,193     2,575     382
Economic Development, Department of                      294,849   329,489  34,640
Empire State Development Corporation                      32,970   270,798 237,828
Energy Research and Development Authority                 26,135    26,006    (129)
Housing Finance Agency                                         0         0       0
Housing and Community Renewal, Division of               246,400   237,600  (8,800)
Insurance Department                                     121,655   149,444  27,789
Olympic Regional Development Authority                     9,282     7,750  (1,532)
Public Service, Department of                             50,374    56,800   6,426
Science, Technology and Academic Research, Office of      54,675    73,459  18,784
                                                       --------- --------- -------
   Functional Total                                      983,413 1,338,597 355,184
                                                       --------- --------- -------
PARKS AND THE ENVIRONMENT
Adirondack Park Agency                                     4,847     4,758     (89)
Environmental Conservation, Department of                752,331   968,063 215,732
Environmental Facilities Corporation                      14,653    12,664  (1,989)
Parks, Recreation and Historic Preservation, Office of   207,308   250,000  42,692
                                                       --------- --------- -------
   Functional Total                                      979,139 1,235,485 256,346
                                                       --------- --------- -------
TRANSPORTATION
Motor Vehicles, Department of                            213,422   281,335  67,913
Thruway Authority                                          1,473     4,000   2,527
Transportation, Department of                          5,219,130 5,735,736 516,606
   Functional Total                                    5,434,025 6,021,071 587,046
HEALTH AND SOCIAL WELFARE

                        CASH DISBURSEMENTS BY FUNCTION
                             ALL GOVERNMENT FUNDS
                            (thousands of dollars)



                                                  2004-2005
                                                  Adjusted   2005-2006    Annual
                                                   Actuals    Enacted     Change
                                                  ---------- ---------- ---------
Advocate for Persons with Disabilities, Office of      1,124          0    (1,124)
Aging, Office for the                                174,414    185,763    11,349
Children and Family Services, Office of            3,126,575  3,095,010   (31,565)
Health, Department of                             34,739,253 36,630,384 1,891,131
                                                  ---------- ---------- ---------
   Medical Assistance                             29,862,681 31,592,054 1,729,373
   Medicaid Administration                           565,309    589,500    24,191
   All Other                                       4,311,263  4,448,830   137,567
Human Rights, Division of                             14,692     15,119       427
Labor, Department of                                 621,191    676,736    55,545
Prevention of Domestic Violence, Office of             2,805      2,445      (360)
Temporary and Disability Assistance, Office of     4,359,329  4,678,874   319,545
                                                  ---------- ---------- ---------
   Welfare Assistance                              3,133,225  3,312,576   179,351
   Welfare Administration                            304,281    371,550    67,269



To provide a comparable basis for calculating annual change, the 2004-05 amounts have been adjusted for the inclusion of all HCRA funded programs on-budget and additional Medicaid spending to comply with Federal policy changes related to certain county shares adjustments. The 2004-05 adjustment for HCRA is $925 million and Medicaid is $508 million.



HEALTH AND SOCIAL WELFARE (Continued)
   All Other                                                    921,823    994,748    72,925
Welfare Inspector General, Office of                              1,031      1,184       153
Workers' Compensation Board                                     132,004    144,954    12,950
                                                             ---------- ---------- ---------
   Functional Total                                          43,172,418 45,430,469 2,258,051
                                                             ---------- ---------- ---------
MENTAL HEALTH
Mental Health, Office of                                      2,191,230  2,240,056    48,826
Mental Hygiene, Department of                                     1,739      4,800     3,061
Mental Retardation and Developmental Disabilities, Office of  2,820,474  2,906,993    86,519
Alcohol and Substance Abuse Services, Office of                 489,746    486,682    (3,064)
Developmental Disabilities Planning Council                       3,444      3,679       235
Quality of Care for the Mentally Disabled, Commission on         10,628     13,492     2,864
                                                             ---------- ---------- ---------
   Functional Total                                           5,517,261  5,655,702   138,441
                                                             ---------- ---------- ---------
PUBLIC PROTECTION
Capital Defenders Office                                         11,335     10,916      (419)
Correction, Commission of                                         2,527      2,510       (17)
Correctional Services, Department of                          2,252,305  2,244,388    (7,917)
Crime Victims Board                                              61,521     62,478       957
Criminal Justice Services, Division of                          345,932    468,964   123,032
Homeland Security                                                17,880     21,743     3,863
Investigation, Temporary State Commission of                      3,288      3,652       364
Judicial Commissions                                              2,647      2,703        56
Military and Naval Affairs, Division of                         108,240    144,950    36,710
Parole, Division of                                             180,063    184,789     4,726
Probation and Correctional Alternatives, Division of             68,908     78,596     9,688
Public Security, Office of                                            0          0         0
State Police, Division of                                       485,987    515,866    29,879
                                                             ---------- ---------- ---------
   Functional Total                                           3,540,633  3,741,555   200,922
                                                             ---------- ---------- ---------
EDUCATION
Arts, Council on the                                             45,466     44,134    (1,332)
City University of New York                                     978,988  1,451,318   472,330
Education, Department of                                     22,898,301 24,330,682 1,432,381
                                                             ---------- ---------- ---------
   School Aid                                                17,580,504 18,533,881   953,377

                        CASH DISBURSEMENTS BY FUNCTION
                             ALL GOVERNMENT FUNDS
                            (thousands of dollars)



                                      2004-2005
                                      Adjusted   2005-2006   Annual
                                       Actuals    Enacted    Change
                                      ---------- ---------- ---------
   STAR Property Tax Relief            3,058,940  3,222,000   163,060
   Handicapped                         1,413,453  1,579,373   165,920
   All Other                             845,404    995,428   150,024
Higher Education Services Corporation  1,016,771  1,039,686    22,915
State University Construction Fund         9,139     10,480     1,341
State University of New York           4,724,776  5,061,032   336,256
                                      ---------- ---------- ---------
   Functional Total                   29,673,441 31,937,332 2,263,891
                                      ---------- ---------- ---------



To provide a comparable basis for calculating annual change, the 2004-05 amounts have been adjusted for the inclusion of all HCRA funded programs on-budget and additional Medicaid spending to comply with Federal policy changes related to certain county shares adjustments. The 2004-05 adjustment for HCRA is $925 million and Medicaid is $508 million.



GENERAL GOVERNMENT
Audit and Control, Department               211,261     247,988     36,727
Budget, Division of the                      32,214      43,399     11,185
Civil Service, Department of                 22,408      25,199      2,791
Elections, State Board of                     3,374     151,525    148,151
Employee Relations, Office of                 3,231       3,768        537
Executive Chamber                            13,521      15,580      2,059
General Services, Office of                 218,939     246,778     27,839
Inspector General, Office of                  5,082       6,017        935
Law, Department of                          174,635     186,945     12,310
Lieutenant Governor, Office of the              378         485        107
Lottery, Division of                        175,823     177,264      1,441
Racing and Wagering Board, State             14,656      17,902      3,246
Real Property Services, Office of            47,492      51,299      3,807
Regulatory Reform, Governor's Office of       3,458       3,554         96
State Labor Relations Board                   3,394       3,943        549
State, Department of                        116,456     236,223    119,767
Tax Appeals, Division of                      2,781       2,994        213
Taxation and Finance, Department of         343,791     343,784         (7)
Technology, Office for                       20,212      20,076       (136)
TSC Lobbying                                  1,273       1,376        103
Veterans Affairs, Division of                11,198      13,520      2,322
                                        ----------- ----------- ----------
   Functional Total                       1,425,577   1,799,619    374,042
                                        ----------- ----------- ----------
ALL OTHER CATEGORIES
Legislature                                 206,711     207,622        911
Judiciary (excluding fringe benefits)     1,507,117   1,626,166    119,049
World Trade Center                        1,380,430     149,000 (1,231,430)
Local Government Assistance
Long-Term Debt Service
General State Charges/Miscellaneous
GAAP/Other Adjustments
                                        ----------- ----------- ----------
   Functional Total                      11,374,614   9,343,092 (2,031,522)
                                        ----------- ----------- ----------
TOTAL ALL GOVERNMETNAL FUNDS            102,100,521 106,502,922  4,402,401
                                        =========== =========== ==========
Source: NYS DOB



To provide a comparable basis for calculating annual change, the 2004-05 amounts have been adjusted for the inclusion of all HCRA funded programs on-budget and additional Medicaid spending to comply with Federal policy changes related to certain county shares adjustments. The 2004-05 adjustment for HCRA is $925 million and Medicaid is $508 million.

                        WORKFORCE IMPACT SUMMARY REPORT
                                   ALL FUNDS
                          2003-2004 THROUGH 2005-2006



                                               2003-04    2004-05    2005-06
                                                Actual     Actual    Estimate
  Major Agencies                              (03/31/04) (03/31/05) (03/31/06)
  --------------                              ---------- ---------- ----------
  Audit and Control                              2,184      2,214      2,325
  Children and Family Services                   3,834      3,730      3,754
  Correctional Services                         30,599     31,101     31,383
  Education                                      2,995      2,988      3,034
  Environmental Conservation                     3,256      3,261      3,352
  General Services                               1,646      1,634      1,709
  Health                                         5,802      5,854      5,962
  Labor                                          4,075      4,065      3,953
  Law                                            1,697      1,739      1,735
  Mental Health                                 16,297     16,100     16,135
  Mental Health Memo (1)                        16,297     16,100     16,735
  Mental Retardation                            21,364     21,537     21,659
  Mental Retardation Memo (1)                   21,364     21,537     22,859
  Motor Vehicles                                 2,812      2,694      2,762
  Parks, Recreation and Historic Preservation    1,578      1,612      1,566
  Parole                                         2,072      2,011      2,069
  State Police                                   5,448      5,642      5,713
  Temporary and Disability Assistance            2,229      2,192      2,532
  Taxation and Finance                           4,875      4,757      4,766
  Transportation                                 9,631      9,597      9,475
  Workers' Compensation Board                    1,518      1,523      1,539
                                               -------    -------    -------
  SUBTOTAL - Major Agencies                    123,912    124,251     25,423

  All Other Agencies (Minor)                    11,437     11,429     12,041
                                               -------    -------    -------
  SUBTOTAL                                     135,349    135,680    137,464
                                               =======    =======    =======
  TOTAL                                        135,349    135,680    137,464

  Universities and Off-Budget Agencies
  City University                               10,409     10,642     11,211
  Industrial Exhibit Authority                      43         43         46
  Roswell Park Cancer Institute                  1,996      2,280      2,280
  State University Construction Fund               106         98        125
  State Insurance Fund                           2,637      2,656      2,665
  State University                              37,362     38,247     38,100
                                               =======    =======    =======
  GRAND TOTAL                                  187,902    189,646    191,891



(1) Memo #'s are used to represent each agency's authorized fill, but are not counted in the total lines.
Source: NYS DOB

                        WORKFORCE IMPACT SUMMARY REPORT
                                   ALL FUNDS
                          2003-2004 THROUGH 2005-2006



                                              2003-04    2004-05    2005-06
                                               Actual     Actual    Estimate
   Minor Agencies                            (03/31/04) (03/31/05) (03/31/06)
   --------------                            ---------- ---------- ----------
   Adirondack Park                                 62         63         59
   Advocate for Disabled                           15         13          0
   Aging                                          126        119        135
   Agriculture and Markets                        508        546        558
   Alcoholism and Substance Abuse                 916        916        956
   Alcoholic Beverage Control                     146        145        156
   Arts Council                                    52         49         55
   Banking                                        546        550        587
   Budget                                         326        336        330
   Capital Defender                                59         57         59
   Civil Service                                  571        563        575
   Consumer Protection                             26         30         29
   Correction Commission                           33         32         35
   Quality of Care and Advocacy for Disabled       84         84        105
   Criminal Justice Service                       706        686        692
   Crime Victims                                   98         95        103
   Deferred Compensation                            4          4          4
   Economic Development                           215        212        215
   Elections                                       42         38         47
   Employee Relations                              70         73         72
   Environmental Facilities Corporation           101         98         92
   Executive Chamber                              143        145        153
   Financial Control Board                         17         16         17
   Higher Education Service                       715        678        725
   Homeland Security                               54         60         86
   Housing and Community Renewal                  913        915        935
   Hudson River Park Trust                          4          4          5
   Human Rights                                   180        179        203
   Inspector General                               66         60         68
   Insurance                                      882        903        918
   Interest on Lawyer Account                       8          8          9
   Judicial Commissions                            27         28         28
   Labor Management Committees                     51         52         53
   Lieutenant Governor                              4          4          5
   Lottery                                        316        323        341
   Military and Naval Affairs                     542        526        584
   Northeastern Queens Nature and Historical        2          2          2
   NYSTAR                                          29         29         30
   Prevention Domestic Violence                    30         28         33
   Probation and Correctional Alternatives         31         32         28
   Public Service                                 530        530        545
   Racing and Wagering                            110        123        135
   Real Property Services                         398        386        401
   Regulatory Reform                               35         36         36
   State Labor Relations Board                     38         32         37
   State                                          779        810        853
   Tax Appeals                                     29         30         31
   Technology                                     623        598        699
   TSC Investigation                               27         30         31
   TSC Lobbying                                    18         18         18
   Veteran Affairs                                111        104        113
   Welfare Inspector General                       10         10         10
   Wireless Network                                 9         21         45
                                               ------     ------     ------
   SUBTOTAL - Minor Agencies                   11,437     11,429     12,041

   Source: NYS DOB

                        WORKFORCE IMPACT SUMMARY REPORT
                                   ALL FUNDS
                          2003-2004 THROUGH 2005-2006



                                               2003-04    2004-05    2005-06
                                                Actual     Actual    Estimate
  Major Agencies                              (03/31/04) (03/31/05) (03/31/06)
  --------------                              ---------- ---------- ----------
  Audit and Control                              1,342      1,388      1,434
  Children and Family Services                   3,254      3,139      3,110
  Correctional Services                         29,917     30,428     30,079
  Education                                        408        385        382
  Environmental Conservation                     1,151      1,154      1,144
  General Services                               1,049      1,044      1,062
  Health                                         2,086      2,099      2,073
  Labor                                             11         11         16
  Law                                            1,136      1,171      1,123
  Mental Health                                 16,206     16,038     16,036
  Mental Health Memo (1)                        16,206     16,038     16,212
  Mental Retardation                            21,346     21,520     21,641
  Mental Retardation Memo (1)                   21,346     21,520     22,841
  Motor Vehicles                                    11          0          0
  Parks, Recreation and Historic Preservation    1,324      1,341      1,282
  Parole                                         2,072      2,011      2,069
  State Police                                   4,940      5,088      5,113
  Temporary and Disability Assistance              482        463        463
  Taxation and Finance                           4,840      4,720      4,342
                                               -------    -------    -------
  SUBTOTAL - Major Agencies                     91,575     92,000     91,369

  All Other Agencies (Minor)                     4,840      4,720      4,342
                                               -------    -------    -------
  SUBTOTAL                                      96,477     96,708     96,182
                                               =======    =======    =======
  TOTAL                                         96,477     96,708     96,182

  Universities and Off-Budget Agencies
  State University                              22,241     22,650     22,600
                                               =======    =======    =======
  GRAND TOTAL                                  187,902    189,646    191,891



(1) Memo #'s are used to represent each agency's authorized fill, but are not counted in the total lines.

Source: NYS DOB

                        WORKFORCE IMPACT SUMMARY REPORT
                                   ALL FUNDS
                          2003-2004 THROUGH 2005-2006



                                              2003-04    2004-05    2005-06
                                               Actual     Actual    Estimate
   Minor Agencies                            (03/31/04) (03/31/05) (03/31/06)
   --------------                            ---------- ---------- ----------
   Adirondack Park                               62         63         59
   Advocate for Disabled                         12          9          0
   Aging                                         28         27         28
   Agriculture and Markets                      367        366        387
   Alcoholism and Substance Abuse               823        821        850
   Arts Council                                  45         41         47
   Budget                                       305        317        297
   Capital Defender                              59         57         59
   Civil Service                                338        333        344
   Consumer Protection                            8          8          0
   Correction Commission                         33        332         35
   Quality of Care and Advocacy for Disabled     34         32         46
   Criminal Justice Service                     592        556        539
   Crime Victims                                 62         61         64
   Economic Development                         207        202        201
   Elections                                     42         38         39
   Employee Relations                            41         40         39
   Executive Chamber                            143        145        153
   Higher Education Service                       0          0          3
   Homeland Security                             23         26         42
   Housing and Community Renewal                349        377        333
   Hudson River Park Trust                        4          4          5
   Human Rights                                 180        179        203
   Inspector General                             54         50         51
   Judicial Commissions                          27         28         28
   Labor Management Committees                   51         52         53
   Lieutenant Governor                            4          4          5
   Military and Naval Affairs                   233        230        247
   Northeastern Queens Nature and Historical      2          2          2
   NYSTAR                                        29         29         30
   Prevention Domestic Violence                  30         28         33
   Probation and Correctional Alternatives       26         26         24
   Real Property Services                       147         14          0
   Regulatory Reform                             35         36         36
   State Labor Relations Board                   38         32         37
   State                                        188        170        201
   Tax Appeals                                   29         30         31
   Technology                                    98         92        105
   TSC Investigation                             27         30         31
   TSC Lobbying                                  18         18         15
   Veteran Affairs                               99         93        101
   Welfare Inspector General                     10         10         10
   SUBTOTAL - Minor Agencies



Source: NYS DOB

Special Considerations. Many complex political, social, and economic forces influence the State's economy and finances, which may in turn affect the State's Financial Plan. These forces may affect the State from fiscal year to fiscal year and are influenced by governments, institutions, and events that are not subject to the State's control. The Financial Plan is also necessarily based upon forecasts of national and State economic activity. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and State economies. DOB believes that its current estimates related to the performance of the State and national economies are reasonable. However, there can be no assurance that actual results will not differ materially and adversely from the current forecast. For a discussion of the DOB economic forecast, see the section entitled "Economics and Demographics," in this AIS.

The State is involved in litigation challenging the use of proceeds from the conversion of Empire Blue Cross/Blue Shield from a not-for-profit corporation to a for-profit corporation. The State is counting on $2.2 billion in conversion proceeds from Empire and other sources to finance HCRA programs in 2005-06. In order to insure General Fund balance, the Enacted Budget provides that no spending for certain HCRA programs may occur after June 30, 2005 unless conversion proceeds become available. The Financial Plan assumes that this issue will be resolved to allow full year spending for all HCRA programs. Other risks inherent in the current projections include the performance of the State and national economies, adverse judgments against the State, and changes in the level of Federal aid.

The Financial Plan projections assume that VLT revenues will be used to continue to finance the State's SBE program. The SBE program is part of the State's efforts to comply with a State Court of Appeals ruling that found that the school finance system failed to provide students in New York City with an adequate education in violation of the State Constitution. The compliance plan also includes traditional school aid and Federal aid. The State Court of Appeals has upheld the constitutionality of VLTs as a lottery game for education funding.

As of the close of 2004-05, DOB projects balances in the State's general reserves to guard against unbudgeted risks will total $1.5 billion. The reserves include $872 million in the TSRF, $601 million in a new fiscal stability reserve fund, and $21 million in the Contingency Reserve Fund for litigation. To permanently improve the State's reserve levels, the Governor has proposed legislation to increase both the maximum size of the State's rainy day fund from 2 percent to 5% of General Fund spending, and the maximum annual deposits from two-tenths of 1 percent to five-tenths of 1 percent of spending. The Fund is at its statutory maximum balance of 2% and can only increase as the size of the budget increases.

Aside from the $21 million in the Contingency Reserve Fund, the current Financial Plan does not set aside specific reserves to cover potential costs that could materialize as a result of adverse rulings in pending litigation, Federal disallowances, or other Federal actions that could adversely affect the State's projections of receipts and disbursements.

Federal Issues. An ongoing risk to the Financial Plan arises from the potential impact of certain litigation and Federal disallowances now pending against the State, which could produce adverse effects on the State's projections of receipts and disbursements. For example, the Federal government is currently auditing Medicaid claims submitted since 1993 under the School Supportive Health Services Program. At this point, these audits have not been finalized, and, as a result, the liability of the State and school districts for any disallowances cannot be determined. Federal regulations include an appeals process that could postpone repayment of any disallowances. The current Financial Plan assumes the Federal government will fully reimburse these costs.

In addition, a portion of Federal Medicaid payments related to School Supportive Health Services have been deferred by the Federal Centers for Medicare and Medicaid Services pending finalization of audits. Since the State has continued to reimburse local school districts for these costs, these Federal deferrals, if not resolved, could negatively impact the Financial Plan. Alternatively, if the State suspends reimbursement, local governments could be adversely affected.

It is unclear at this time what impact, if any, Federal actions may have on the State Financial Plan in the current year or in the future. The Financial Plan assumes no significant Federal disallowances or other Federal actions that could adversely affect State finances. For more information on certain litigation pending against the State, see the section entitled "Litigation" in this AIS.

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        Update to Annual Information Statement (AIS) State of New York
                               November 2, 2005

This quarterly update to the AIS of the State of New York is dated November 2, 2005 (the "AIS Update"), and contains information only through that date. It is the second quarterly update to the AIS of the State of New York, dated May 4, 2005. The first update to the AIS was issued on August 8, 2005. This AIS Update should be read in its entirety, together with the AIS issued in May.

In this AIS Update, readers will find:

1. Extracts from the Mid-Year Update to the 2005-06 Financial Plan (the "Updated Financial Plan"), which the Division of the Budget ("DOB") issued on October 30, 2005. The Updated Financial Plan includes (a) revised Financial Plan projections for fiscal years 2005-06, 2006-07, and 2007-08,
   (b) operating results for the first half of fiscal year 2005-06, (c) an updated economic forecast, (d) the Generally Accepted Accounting Principles
   (GAAP)-basis Financial Plan projections for 2005-06, and (e) a summary on debt and capital management. The MidYear Update is available on the DOB website, www.budget.state.ny.us.

2. A discussion of special considerations related to the State Financial Plan for fiscal year 2005-06.

3. A summary of GAAP-basis results for the 2004-05 fiscal year as reprinted from the August 8, 2005 Update to the AIS for reader convenience (the full statements are available on the State Comptroller's website, www.osc.state.nv.us).

4. Updated information regarding the State Retirement Systems.

5. The status of significant litigation that has the potential to adversely affect the State's finances.

DOB is responsible for organizing and presenting the information that appears in this AIS Update on behalf of the State. In preparing the AIS Update, DOB relies on information drawn from other sources, such as the Office of the State Comptroller ("OSC"). Information relating to matters described in the section entitled "Litigation" is furnished by the State Office of the Attorney General.

During the fiscal year, the Governor, the State Comptroller, State legislators, and others may issue statements or reports that contain predictions, projections or other information relating to the State's financial condition, including potential operating results for the current fiscal year and projected baseline gaps for future fiscal years, that may vary materially from the information provided in the AIS. Investors and other market participants should, however, refer to the AIS, as revised, updated, or supplemented, for the most current official information regarding the financial condition of the State.

The State plans to issue updates to the AIS on a quarterly basis and may issue AIS supplements or other disclosure notices as events warrant. The State intends to announce publicly whenever an AIS update or a supplement is issued. The State may choose to incorporate by reference all or a portion of this AIS Update in Official Statements or related disclosure documents for State or State-supported debt issuance. Readers may obtain informational copies of the AIS, AIS updates and AIS supplements by contacting Mr. Louis A. Raffaele, Chief Budget Examiner, New York State Division of the Budget, State Capitol, Albany, NY 12224, (518) 473-8705. The State has filed this AIS Update with the Central Post Office, Disclosure USA, The internet-based disclosure filing system established by the Municipal Advisory Council of Texas (Texas MAC), and approved by the Securities and Exchange Commission to facilitate the transmission of disclosure-related information to the Nationally Recognized Municipal Securities Information Repositories (NRMSIRs). An official copy of this AIS Update may be obtained from the Division of the Budget, State Capitol, Albany, NY 12224, Tel: (518) 473-8705 or from any NRMSIR.

Usage Notice

The AIS Update has been supplied by the State to provide updated information about the financial condition of the State in connection with financings of certain issuers, including public authorities of the State, that may depend in whole or in part on State appropriations as sources of payment of their respective bonds, notes or other obligations and for which the State has contractually obligated itself to provide such information pursuant to an applicable continuing disclosure agreement (a "CDA").

An informational copy of this AIS Update is available on the DOB website (www.budget.statg.ny.us). The availability of this AIS Update in electronic form at DOB's website is being provided to you solely as a matter of convenience to readers and does not create any implication that there have been no changes in the financial condition of the State at any time subsequent to its release date. Maintenance of the AIS Update on this website is not intended as a republication of the information therein on any date subsequent to its release date.

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Update to the 2005-06 Financial Plan

The Updated Financial Plan contains estimates and projections of future results that should not be construed as statements of fact. These estimates and projections are based upon various assumptions that may be affected by numerous factors, including future economic conditions in the State and nation and potential litigation. There can be no assurance that actual results will not differ materially and adversely from the estimates and projections contained therein.

The State accounts for all of its spending and revenues by the fund in which the activity takes place (such as the General Fund), and the broad category or purpose of that activity (such as State Operations). The Financial Plan tables sort all State projections and results by fund and category. The State Constitution requires the Governor to submit an Executive Budget that is balanced on a cash basis in the General Fund -- the Fund that receives the majority of State taxes, and all income not earmarked for a particular program or activity. Since this is the fund that is required to be balanced, the focus of the State's budget discussion is often weighted toward the General Fund.

The State also reports spending and revenue activity by two other broad measures: State Funds, which includes the General Fund and funds specified for dedicated purposes, but excludes Federal Funds; and All Governmental Funds ("All Funds"), which includes both State and Federal Funds and provides the most comprehensive view of the financial operations of the State.

Fund types of the State include: the General Fund; State Special Revenue Funds
(SRFs), which receive certain dedicated taxes, fees and other revenues that are used for a specified purpose; Federal SRFs, which receive Federal grants; State and Federal Capital Projects Funds, which account for costs incurred in the construction and reconstruction of roads, bridges, prisons, and other infrastructure projects; and Debt Service Funds, which pay principal, interest and related expenses on long-term bonds issued by the State and its public authorities.

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Introduction

DOB has revised the 2005-06 Financial Plan based on (a) actual operating results through the first six months of the 2005-06 fiscal year, (b) an updated economic forecast, and (c) a review of program trends. Except where noted, the Financial Plan information herein is presented on a cash basis of accounting, in accordance with the State Constitution and State Finance Law.

In this AIS Update readers will find:

..   An explanation of the revisions to the 2005-06 Financial Plan and updated gap projections for 2006-07 and 2007-08;
..   A revised economic forecast for the nation and State;
..   A discussion of Financial Plan reserves and risks;
..   A review of revenue and spending results through the first half of 2005-06;
..   Revised GAAP projections;
..   Updated 2005-06 receipts and disbursements estimates for programs budgeted as part of the Health Care Reform Act (HCRA); and
..   Updated information on the State's debt measures.

Financial Plan tables appear at the end of this Updated Financial Plan that summarize (a) the General Fund, State Funds, and All Governmental Funds ("All Funds") Cash-basis Financial Plans, (b) the monthly General Fund cash flow projections, (c) GAAP Financial Plans, (d) the HCRA cash flow projections,
(e) and General Fund spending by agency and major program.

The current Financial Plan projections are subject to revision as additional information becomes available about, among other things, the national and State economies, financial sector activity, entitlement spending and social service caseloads, and State reimbursement obligations that are driven by local government activity. Key factors include: business tax collections; calendar year economic results; year-end financial sector bonus income; periodic school aid database updates that affect the distribution of certain aid; and Medicaid and welfare trends. Historically, many of these factors have been subject to a high degree of fluctuation across the forecast period, and could produce results that differ from the current projections.

The First Quarterly Update to the 2005-06 Financial Plan estimates cited in the Updated Financial Plan were originally published in the "2005-06 First Quarterly Update Report," issued by DOB on August 1, 2005.

The Updated Financial Plan, the First Quarterly Update to the Financial Plan, and the Enacted Budget Report are all available on-line at www.budget.state.ny.us or by contacting the Division of the Budget, State Capitol, Albany, NY 12224, 518-473-8705.

Executive Summary

The updated General Fund Financial Plan for 2005-06 projects balanced operations in the current fiscal year and outyear budget gaps of $2.5 billion in 2006-07 and $4.4 billion in 2007-08. DOB has revised its revenue forecast upward for each of the three years of the Financial Plan, based on experience to date and a revised economic forecast. Increases in projected General Fund spending across the Plan period partially offset the revenue gains. The revenue and spending revisions are described in detail later in the Updated Financial Plan.

DOB's employment, wage, and total personal income growth projections for 2005 and 2006 continue to reflect the belief that the State economy is on a solid expansionary path. DOB's New York State Index of Coincident Economic Indicators shows that the State economy has been in recovery for two years, adding about 80,000 private sector jobs since September 2004. The outlook for the State labor market is slightly weaker than projected in the First Quarterly Update to the 2005-06 Financial Plan "First Quarterly Update", but represents a significant improvement from the 0.6 percent increase observed in 2004. Wage income is now projected to rise 4.6 percent in 2005, followed by growth of 5.2 percent for 2006, slightly below the First Quarterly Update. However, the changes are largely due to revisions to the underlying data. For example, both the wage and non-wage components of New York personal income were revised up significantly for 2004.

As a result of the mid-year economic, revenue, and spending revisions, DOB now projects the State will have $1 billion available in its fiscal stability reserve at the end of 2005-06, an increase of $359 million from the level projected in the First Quarterly Update. The Financial Plan assumes the reserve will be used in equal installments to help reduce the budget gaps in 2006-07 and 2007-08.

The table below summarizes the mid-year revisions to the State's General Fund Financial Plan and the impact on net operating projections.

             Net General Fund Operating Projections (Surplus/Gap)
                                Savings/Costs)
                             (millions of dollars)



                                                  2005-06 2006-07 2007-08
                                                  ------- ------- -------
       First Quarterly Update                         0   (2,904) (3,924)
          Tax Forecast                              752      750     750
          Medicare Part D                           (72)    (392)   (496)
          Medicaid: Timing of HCRA Costs           (250)     250       0
          Other Medicaid Costs                     (117)    (161)   (150)
          Energy Costs                              (86)    (121)   (123)
          Public Assistance                         118       88     112
          Additional Support for HCRA                 0        0    (391)
          All Other Revisions                        14     (236)   (365)
          (Increase)/Use of Reserves in Outyears   (359)     180     179
       Mid-Year Quarterly Update                      0   (2,546) (4,408)



The expected merger of WellChoice, Inc. and WellPoint, Inc. would eliminate the most significant known risk to the State's 2005-06 Financial Plan./7/ In the current year, the State had been planning on an additional $1.1 billion in revenues for HCRA through stock sales related to the conversion of WellChoice into a for profit entity. The merger, if completed as planned, is expected to generate approximately $2 billion in cash in the current year for HCRA, as well as additional resources in future years. A fuller discussion appears later in this Updated Financial Plan.

DOB now projects General Fund receipts, including transfers from other funds, of $47.1 billion and General Fund disbursements, including transfers to other funds, of $46.9 billion. The General Fund is projected to end the current fiscal year with a balance of $2.8 billion. The balance includes $1 billion in the fiscal stability reserve which is planned to be used in equal installments to lower the outyear gaps, $872 million in the Tax Stabilization Reserve Fund (the "rainy day reserve"), $552 million in the Personal Income Tax (PIT) Reserve Fund set aside to pay refunds on calendar year 2005 tax liabilities, $286 million in the Community Projects Fund that finances existing legislative and gubernatorial initiatives, and $21 million in the Contingency Reserve Fund for litigation.

The most significant revisions to the three-year General Fund forecast include an increase in projected revenues driven by continued favorable economic conditions, partially offset by higher spending for energy in the wake of the gulf coast hurricanes, Medicaid due mainly to implementation of the Federal Medicare Part D Prescription Drug Benefit Program, and an additional General Fund subsidy to HCRA in 2007-08. Significant revisions to the General Fund Financial Plan are explained in more detail below.

Revenue Forecast: Continued positive economic results through September 2005 generated a significant upward revision to the revenue forecast. The PIT and corporate franchise tax have been increased to reflect positive results to date.

Medicare Part D: The new Medicare prescription drug program is available to all Medicare beneficiaries beginning January 1, 2006. The Federal government now requires the states to finance a portion of this program. Each state's payment will correspond closely to the spending it would have made on prescription drugs through Medicaid for those recipients who are eligible for both Medicaid and Medicare ("dually eligible"). For New York, the Medicare Part D program is particularly complicated because certain drugs now available to dually eligible individuals through Medicaid will not be covered under Part D, and must be fully financed by the State under Medicaid. The State estimates that Part D implementation could cost $72 million in the current year growing to roughly $400 million in 2006-07 and $500 million in 2007-08.

Medicaid/Timing of HCRA Costs: In 2005-06, the General Fund will finance certain health-care costs that were originally expected to be a part of the 2005-06 HCRA program. HCRA will finance these costs in 2006-07. This

--------
/7/ See also the sections entitled "Financial Plan Reserves and Risks" and "2005-06 HCRA Receipts" later in this AIS Update.

timing change will temporarily improve HCRA's cash flow position until the WellChoice merger is completed, and has no net impact on either HCRA or the General Fund over the two-year period.

Other Medicaid Costs: Costs for other Medicaid activities have also been revised upward. Payments to counties for the reimbursement of costs for providing services to the mentally disabled have been increased by $61 million in 2005-06, reflecting the reconciliation of prior years claims. Federal reimbursement for spending under the State's School Supported Health Services programs continues to be partially deferred as part of ongoing audits (resulting in higher costs of $61 million in 2006-07 and $50 million in 2007-08). Finally, increased utilization, medical price increases, and refinements to the Enacted Budget forecast account for the remaining upward revisions ($50 million in 2005-06 growing to $100 million in both 2006-07 and 2007-08).

Energy Costs: As a result of Hurricanes Katrina and Rita and the related surge in energy prices, the State is expecting to pay more to supply heat and electricity to its buildings, including the Department of Corrections and Mental Hygiene facilities and the State University of New York (SUNY) campus, and to fuel its fleet of cars, including State Police and Transportation vehicles. The Governor has proposed a legislative package to promote greater energy efficiency and to mitigate the impact of higher energy costs. Similarly, the Legislature is evaluating a range of policy options to mitigate the impact of higher energy prices on businesses and households. The potential fiscal impact of these proposals is not reflected in the current Financial Plan.

Public Assistance: Both the Family Assistance and Safety Net programs are experiencing a sharper reduction in caseloads than previously projected.

Additional Support for HCRA: Under current law, if HCRA experiences an operating imbalance, the General Fund is required to provide a subsidy up to the amount that otherwise would have been received by HCRA through the national Master Settlement Agreement (roughly $425 million annually). At the time of the First Quarterly Update, the Financial Plan projected a $152 million subsidy to HCRA in 2006-07 through the Tobacco Guarantee Fund. The updated Financial Plan now includes a potential subsidy in 2007-08, as well, based on current operating assumptions and the expected continuation of the statute authorizing the Tobacco Guarantee.

Other Revisions: The main revisions include higher projected spending in several areas, including preschool and summer school special education programs ($60 million in 2006-07 and $70 million in 2007-08); debt service, due to faster than anticipated SUNY and economic development capital spending ($31 million in 2006-07 and $19 million in 2007-08); school aid, reflecting the latest school aid database update ($42 million in 2006-07 and 2007-08); certain State operating costs (roughly $65 million in both 2006-07 and 2007-08); and the Judiciary based on a reestimate of contractual costs and inflation ($73 million in 2007-08).

Through the first six months of the 2005-06 fiscal year, General Fund revenues, including transfers from other funds, exceeded planned levels by $711 million. General Fund spending, including transfers from other funds, were $81 million higher than projected. The operating results are described in detail later in this report, and have been reflected in the Financial Plan forecast.

2005-06 Disbursement Revisions

DOB projects General Fund disbursements, including transfers to other funds, will total $46.9 billion in 2005-06, an increase of $447 million over the First Quarterly Update. State Funds disbursements, which include spending financed from other state revenue sources as well as the General Fund, are projected to total $70.5 million in 2005-06, an increase of $16 million from the First Quarterly Update. All Funds spending, which includes Federal grants and is the broadest measure of the State budget, is projected to total $106.7 billion in 2005-06, an increase of $24 million from the First Quarterly Update. The table following summarizes revisions to the 2005-06 All Funds spending plan.

                   Summary of 2005-06 Disbursement Revisions
                       Higher Spending/(Lower Spending)
                             (millions of dollars)



                                             General  State    All
                                              Fund    Funds   Funds
                                             ------- ------  -------
           2004-05 Actual Results            43,619  63,971  100,668
           2005-06 Enacted Budget            46,207  70,273  106,503
           First Quarter Spending Revisions     242     179      148
                                             ------  ------  -------
           2005-06 First Quarterly Update    46,449  70,452  106,651
           Energy costs                          86     103      103
           State University of New York           1     134      131
           Welfare                             (118)   (118)      71
           Hurricane Relief                      35      35       35
           Medicaid                             439     (73)    (178)
           All Other Changes                      4     (65)    (138)
                                             ------  ------  -------
           Net Costs/(Savings)                  447      16       24
           2005-06 Mid-Year Quarterly Update 46,896  70,468  106,675



Energy Costs: As a result of the surge in energy prices following the gulf coast hurricanes, the State is expecting to pay more for heating, electricity, and gasoline. Energy costs for State agencies have been increased by $86 million in the General Fund and $103 million in All Funds in 2005-06. The State agencies with the largest expected increases in All Funds energy costs include the Department of Corrections and SUNY ($21 million each), the Department of Transportation ($16 million), the Mental Hygiene agencies and the Office of General Services ($12 million each), the City University of New York ($8 million), and State Police ($6 million).

SUNY: Projected All Funds spending has been increased over the First Quarterly Update estimate primarily based upon year-to-date operating results, and faster than expected spending in capital projects.

Welfare: On an All Funds basis, Welfare spending is projected to increase by $71 million over the First Quarterly Update. Higher than anticipated Federal spending on child care, education, health and preventive services ($188 million) through the Temporary Assistance for Needy Families program is offset by General Fund savings resulting from a greater reduction in estimated caseload expenditures than previously projected ($118 million).

Hurricane Relief: State and local disaster assistance to Louisiana, Mississippi, Texas, and Alabama in the wake of Hurricane Katrina totaled $35 million. The full cost, which is reflected in the Division of Military and Naval Affairs budget, is expected to be reimbursed through the Emergency Management Assistance Compact process in 2007-08.

Medicaid: The forecast for All Funds Medicaid spending has been lowered by $178 million from the First Quarterly Update. As described earlier, projected General Fund spending has been increased for Medicare Part D and other costs. Spending from State Special Revenue Funds declines due mainly to a technical adjustment to HCRA receipts and payments. Lower Federal funding is primarily driven by the implementation of Medicare Part D ($155 million).

All Other: The 2005-06 General Fund Financial Plan includes State Operations savings of $108 million, an increase of $33 million from the Enacted Budget estimates. These savings include continuation of the hiring freeze, strict spending controls on non-personal service spending, implementation of administrative efficiencies, and centralized purchasing of certain commodities and services, such as information technology equipment and services. In addition, consistent with overall capital spending assumptions on the First Quarterly Update, actual results reflect a slower pace of capital spending for transportation and economic development projects.

2005-06 Receipt Revisions

General Fund receipts, including transfers from other funds, are now projected to total $47.1 billion in 2005-06, an increase of $777 million from the First Quarterly Update. The positive revisions are due to better than anticipated results in PIT and corporate franchise tax.

All Funds tax receipts are projected to total nearly $53 billion in the current year, an increase of $804 million from the First Quarterly Update. The revision reflects the better than expected results for PIT and corporate franchise tax.

DOB believes the revisions to the receipts forecast are conservative given positive results to date and, as a result, the potential exists for future positive changes to the revenue forecast. However, much of the increase in collections through September 2005 was concentrated in taxes that historically have been highly volatile, especially the real estate transfer tax, estate tax, and the corporate franchise tax. Should the upward trend in these taxes continue to be positive, DOB expects to revise the receipts forecast upward with the 2006-07 Executive Budget presentation.

                   Summary of 2005-06 Disbursement Revisions
                              Increase/(Decrease)
                             (millions of dollars)



                                             General  State    All
                                              Fund    Funds   Funds
                                             ------- ------  -------
           2004-05 Actual Results            43,760  64,215  100,576
           2005-06 Enacted Budget            46,023  69,304  105,732
           First Quarter Receipt Revisions      321       2      (18)
                                             ------  ------  -------
           2005-06 First Quarterly Update    46,344  69,306  105,714
           Tax Revisions                        752     750      750
           HCRA Receipts                          0     846      846
           All Other Changes                     25     (37)      29
                                             ------  ------  -------
           Subtotal                             777   1,559    1,625
           2005-06 Mid-Year Quarterly Update 47,121  70,865  107,339



PIT/Revenue Bond Tax Fund

                        Personal Income Tax Components
                                    2005-06
                             (millions of dollars)



                                  First Quarterly Mid-Year
                                      Update       Update  Change
                                  --------------- -------- ------
              Withholding             24,419       24,419      0
              Estimated Payments       9,022        9,357    335
              Final Returns            1,748        1,808     60
              Delinquencies              705          740     35
                                      ------       ------   ----
              Gross Collections       35,894       36,324    430
              State/City Offset         (400)        (400)     0
              Refunds                 (4,761)      (4,701)    60
                                      ------       ------   ----
              Net Tax Collections     30,733       31,223    490
              STAR/(1)/               (3,222)      (3,222)     0
              RBTF/(2)/               (6,878)      (7,001)  (123)
                                      ------       ------   ----
              General Fund            20,633       21,000    367



(1) Beginning in 1998-99, a portion of personal income tax collections are deposited directly into the School Tax Reduction (STAR) Fund and used to make payments to reimburse local governments for their revenue decreases due to the STAR program.
(2) Beginning in 2002-03, 25 percent of personal income tax collections after the STAR transfer are deposited directly in the Revenue Bond Tax Fund
    (RBTF) and used for debt service payments.

Compared to the First Quarterly Update, All Funds PIT receipts are projected to increase by $490 million, or 1.6 percent. The increase is primarily attributable to stronger-than-anticipated growth in current estimated payments ($335 million).

Stronger growth is also expected for final returns ($60 million) on 2004 liability and delinquencies ($35 million). In addition, it is expected that State payments for refunds will be $60 million lower than projected. Compared to 2004-05, All Funds PIT receipts are projected to increase by about $3.1 billion, or 11.1%, principally reflecting growth in current and prior year estimated taxes of $2.3 billion (32.5%), and increased withholding of $1 billion (4.5%).

As a result of the increase in net collections, transfers to the Revenue Bond Tax Fund are projected to increase by $123 million compared to the First Quarterly Update.

Business Taxes. Compared to the First Quarterly Update, General Fund corporate franchise taxes are expected to increase by $260 million. Actual General Fund receipts through September are approximately $515 million or 64 percent higher than collections in the first six months of 2004-05 and exceed First Quarterly Update projections by about $250 million. Although approximately $150 million of the variance between 2005-06 actual and projected receipts reflects stronger than expected growth in audit and compliance receipts, it is unclear whether the balance is attributable to underlying growth in liability or volatility in quarterly estimated payments. To the extent that the higher trends in corporate tax receipts are the result of actual and continued growth in liability for the remaining year, corporate tax receipts for 2005-06 could exceed the Mid-Year Update projections by a substantial amount.

Estimated 2005-06 General Fund tax receipts for the bank, corporation and utilities, and insurance taxes remain unchanged from the First Quarterly Update. Estimated receipts for the bank and corporation and utilities taxes reflect actual collections through September. Higher than expected receipts from the premiums tax imposed on excess lines brokers under the Insurance Law is expected to compensate for the $29 million shortfall in receipts through September.

User Taxes and Fees. The General Fund and All Funds receipts estimates for consumption and use taxes category are $8.5 billion and $13.7 billion respectively and are unchanged from the First Quarterly Update. The economic backdrop has changed little and the year to date cash flow supports the current forecast.

Other Taxes. The General Fund estimate for the other taxes category is $779 million which is essentially unchanged from the First Quarterly Update. The estate tax, which makes up over 96% of this category, has experienced significant growth in the first half of the fiscal year but due to the significant volatility of this tax source more experience is needed before making upward revisions. We expect the remainder of the year to return to more normal receipt levels.

The All Funds estimate for the other taxes category is $1.5 billion which is unchanged from the First Quarterly Update. The real estate transfer tax has shown exceptional growth during the first half of the fiscal year but in the face of the increasing speculation concerning a "real estate bubble", rising interest rates and the volatility of the tax the estimates remain unchanged.

Miscellaneous Receipts. General Fund miscellaneous receipts estimates have been increased by $15 million in 2005-06 compared to the First Quarterly Update estimate. The revision is attributable to an increase in the receipts estimates for licenses and fees based on collections experience to date.

Economic Outlook

National Economy. Since the release of the First Quarterly Update, the U.S. economy has been hit by two major hurricanes, Katrina in late August and Rita in late September. In addition to the storms' extraordinary human cost, significant damage occurred to the nation's energy production and refining capacity. With global demand for energy at peak levels, the hurricanes not only disrupted current supply lines but also generated substantial uncertainty about future market conditions, resulting in higher energy prices. Since then, crude oil prices have receded beneath pre-hurricane levels, but gasoline and natural gas prices have not. In addition, higher energy prices have begun to filter through the rest of the economy. Consequently, DOB has increased its forecast for inflation since the First Quarterly Update. Inflation, as measured by growth in the Consumer Price Index is now projected at 3.4% for 2005, followed by price growth of 3.2% for 2006. With higher energy prices effectively behaving as a "tax" on household spending, DOB now expects slightly slower growth during the second half of the year than in the First Quarterly Update forecast. The national economy, as measured by real U.S. Gross Domestic Product, is now expected to grow 3.5% in 2005, followed by growth of 3.3% for 2006.

The Federal Reserve continued to increase its Federal Funds rate target in September, from 3.50% to 3.75%, the eleventh consecutive increase since June of 2004. The Federal Reserve is expected to continue to raise rates at a "measured pace" through the first half of 2006 at a slightly accelerated pace than was assumed previously. Higher oil prices and rising interest rates are expected to contribute to lower real consumption growth of 3.1% for 2006, following estimated growth of 3.6% for 2005. The extensive destruction of both household and business assets by the hurricanes is expected to have taken a significant toll on personal income for the third quarter of 2005. That impact, combined with downward revisions to first and second quarter data, has led DOB to revise personal income growth down for 2005. Personal income is now expected to grow 5.7% for 2005, followed by 6.0% for 2006.

                           Major Economic Indicators



                                                2004 2005 2006
                                                ---- ---- ----
                  Gross Domestic Product (real) 4.2  3.5  3.3
                  Personal Income               5.9  5.7  6.0
                  Nonfarm Employment            1.1  1.7  1.6
                  Consumer Price Index          2.7  3.4  3.2



Note: Numbers above are percent change/calendar year. Budget Division estimates are based on National Income and Product Account data through September 2005.
Source:  U.S. Bureau of Economic Analysis, DOB staff estimates.

In the current environment of accelerating inflation and rising interest rates, there is substantial risk surrounding DOB's forecast. If oil prices remain well above $60 per barrel throughout 2006/8/, both inflation and interest rates could be higher and real output growth lower than expected. Persistent geopolitical uncertainty and slower global growth could combine with higher energy prices to produce slower growth in profits, employment, and investment than expected. In turn, continued weakness in the labor market could further depress consumption spending. In contrast, if oil prices decline faster than expected, real consumption and output could be stronger, while inflation could be weaker than predicted.

New York State Economy. DOB's New York State Index of Coincident Economic Indicators shows that the State economy has been in recovery for two years. The State economy has added about 80,000 private sector jobs since September of last year. DOB's outlook for the State labor market is slightly weaker than projected in the First Quarterly Update, but represents a significant improvement from the 0.6% increase observed in 2004. Total State employment is projected to rise 1.1% in 2005, followed by growth of 0.9% in 2006. Wage income is now projected to rise 4.6% in 2005, followed by growth of 5.2% for 2006, slightly below the First Quarterly Update forecast. However, these changes are largely due to revisions to the underlying data. For example, both the wage and non-wage components of New York personal income were revised up significantly for 2004. Employment, wage, and total personal income growth projected for 2005 and 2006 continue to reflect the belief that the State economy is on a solid expansionary path.

In addition to the risks associated with the national economic forecast, there exist specific risks to the State economy. Chief among them is a weaker performance within the financial sector than is currently projected. An accelerated pace of interest rate hikes, as well as lower corporate earnings could adversely affect equity markets, possibly resulting in lower bonus payment growth than projected, with the impact largely felt during the first quarter of 2006. A larger increase in mortgage rates than expected could also have a negative impact on the State's housing market. In contrast, a stronger national economy than anticipated could result in greater equity market growth and, in turn, stronger finance sector income growth than expected.

                           Major Economic Indicators



                                              2004 2005 2006
                                              ---- ---- ----
                   Personal Income            7.0  4.9  5.5
                   Nonagricultural Employment 0.6  1.0  0.8
                   Unemployment Rate          5.8  4.9  5.0



Note: Numbers above are percent change/calendar year. DOB estimates are based on National Income and Product Account data through September 2005.
Source:  U.S. Bureau of Economic Analysis, DOB staff estimates.

General Fund Outyear Projections

As noted in the Enacted Budget Report and First Quarterly Update, the projected outyear budget gaps are primarily the result of anticipated spending increases that exceed the growth in revenues, and the loss of non-recurring resources used to help balance the budget in 2005-06. The Governor is required to submit a balanced 2006-07 budget with the Executive Budget submission in mid-January 2006. The table below provides a "zero-based" look at the 2006-07 gap/9/.

                       General Fund Outyear Projections
                             (billions of dollars)



                                                      2006-07 2007-08
                                                      ------- -------
          Receipts (includes Fund Balances)             48.8    50.7
          Disbursements (excludes takeover of MA/FHP)  (50.6)  (53.8)
          Use of Fiscal Stability Reserve                0.5     0.5
                                                       -----   -----
          Preliminary Surplus/(Gaps)                    (1.3)   (2.6)
          Takeover of MA/FHP                            (1.2)   (1.8)
          Projected Gaps                                (2.5)   (4.4)



General Fund receipts in 2006-07 are projected to increase by $1.8 billion from the current year. Underlying revenue growth of $3.2 billion (6.2 percent) in 2006-07 is offset by the loss of several one-time revenues (roughly $500 million), the phase-out of PIT surcharge and a one-quarter percent increase in sales tax ($1 billion) and higher debt

--------
/8/ As of the date of this AIS Update, the price per barrel for oil had fallen below $60.
/9/  "MA/FHP refers to State takeover of local costs associated with Medicaid
     (MA) and Family Health Plus (FHP).

service costs which reduce the amount of transfers from the Revenue Bond Tax Fund to the General Fund ($185 million).

General Fund disbursements in 2006-07 increase due to a number of factors. Medicaid growth of $1.8 billion is primarily attributable to the increasing cost of providing health care services and rising utilization of medical services and costs associated with Medicare Part D. In addition, State Medicaid costs increase due to significant growth in the state takeover of local government Medicaid costs (from $410 million in 2005-06 to $1.2 billion in 2006-07) which includes the cap on local Medicaid costs (+$510 million to a total of $631 million) and the complete State takeover of local government Family Health Plus costs (+$239 million to a total of $528 million). In addition, spending growth occurs in state operations ($787 million), driven primarily by projected spending increases in Correctional Services, the Judiciary, the Mental Hygiene agencies and the State University; school aid ($658 million), resulting from increases to spending in expense-based programs and selected aid categories; and fringe benefits, primarily due to rising pension ($227 million) and health insurance costs ($247 million).

Financial Plan Reserves and Risks

Reserves. The State projects balances in its general reserves to guard against unbudgeted risks will total $893 million, including $872 million in the rainy day reserve (the "tax stabilization reserve") and $21 million in the Contingency Reserve Fund for litigation risks. In addition, another $1.0 billion is set aside in a fiscal stability reserve which is currently planned for use in equal installments in 2006-07 and 2007-08 to help lower the projected budget gaps in those years. Finally, the State has $839 million in restricted fund balances that are set aside for the payment of 2005 tax refunds ($552 million) and existing liabilities for the Community Projects Fund ($287 million).

Risks. The following provides an update to some of the risks the State is continuing to monitor. The risks presented herein are not comprehensive, reflecting only those items that have had substantial changes since the First Quarterly Update. Accordingly, readers should refer to State's AIS dated May 4, 2005 and the sections entitled "Special Considerations" and "Litigation" in this AIS Update for a more complete review of present risks, including the status of school finance litigation, Native American land claims, and other actions affecting the State.

Merger of WellChoice and WellPoint. On September 27, 2005, WellPoint and WellChoice/10/ announced that the two companies had agreed to merge. Under the merger, WellPoint will provide WellChoice stockholders a blend of cash and stock. As a result of this transaction, the New York Public Asset Fund, which owns about 52 million shares of WellChoice stock and is the State's agent in the transaction, is expected to receive approximately $2 billion in cash in 2005-06, plus about 27 million shares of WellPoint common stock. If the transaction closes during the first quarter of calendar 2006, HCRA would receive $2 billion in cash in 2005-06, or approximately $850 million more than originally planned.

Proposed Constitutional Amendment to Alter the Executive Budget Process. The State Legislature has approved a concurrent resolution to amend the State's budget process that will be submitted to voters on November 8, 2005. If approved, the amendment to the State Constitution and its companion statute, would take effect on January l, 2006. DOB believes the amendment and the companion statutory changes, if enacted, could present a number of substantive and technical problems that have the potential to disrupt State finances. For example, moving the start of the State's fiscal year from April 1 to May 1 results in the State ending the fiscal year on a volatile revenue month, increasing the risk of year-end shortfalls. In addition, starting the fiscal year on May 1 may potentially require the State to issue short-term notes ("seasonal borrowing") to support General Fund cash disbursements in the first quarter of the fiscal year, since May disbursements typically exceed May receipts by $2 billion to $3 billion, while the statutory cash flow reserve established to deal with this concern will total only $150 million in the first year. The State eliminated the practice of seasonal borrowing in the early 1990s through the Local Government Assistance Corporation and is limited by existing law and bond covenants from returning to similar borrowing in the future.

Operating Results Through September 2005

DOB has summarized actual cash results for the period from April 1, 2005 through September 30, 2005 against (i) the estimates in the 2005-06 First Quarterly Update, (ii) the 2005-06 Enacted Budget, and (iii) actual results for the same six-month period in 2004.

--------
/10/ Commonly known as "Empire" or "Empire Blue Cross."

            General Fund (April 1, 2005 through September 30, 2005)
                        Actual Results vs. Projections
                             (millions of dollars)



                                                         Favorable/
                                                        (Unfavorable)
                                                       Variance vs. Actuals
                                                       -------------------
                               Enacted  First  Actual              First
                               Budget* Quarter Results Enacted    Quarter
                               ------- ------- ------- -------    -------
          Total Receipts       23,905  23,701  24,412    507        711
          Total Disbursements  21,869  21,954  22,035   (166)       (81)
          Closing Fund Balance  4,582   4,293   4,923    341        630



* The Enacted Budget receipts have been adjusted to reflect the inclusion of the Personal Income Tax Refund Reserve in the General Fund.

Variance vs. First Quarterly Update. Through September 2005, General Fund receipts, including transfers from other funds, totaled $24.4 billion, which was $711 million above the First Quarterly Update. This variance is attributable to greater than expected PIT payments on 2005 liabilities through the first six months of the fiscal year ($220 million), and by higher than expected receipts from business and real estate transfer taxes ($224 million and $108 million, respectively).

General Fund disbursements, including transfers to other funds, totaled $22.0 billion through September 2005, approximately $81 million higher than the First Quarterly Update. The largest variance occurred in State Operations ($60 million) and reflects retroactive salary payments made to State Troopers earlier than projected.

The General Fund ended the first six months of fiscal year 2005-06 with a balance of $4.9 billion, $630 million above the estimate in the First Quarterly Update. A combination of $711 million in higher receipts partially offset by $81 million in higher spending produced the favorable results.

Variance vs. Enacted Budget Estimate. General Fund receipts from April 1 through September 30, 2005 were $507 million higher than the Enacted Budget projections. This variance is primarily attributable to greater than expected PIT ($120 million), business taxes ($149 million) and real estate transfer tax ($126 million) collections.

Total General Fund disbursements through September 2005 were $166 million higher than the Enacted Budget. This variance is comprised of higher spending for State Operations primarily due to the retroactive salary payments made to State Troopers earlier than projected ($73 million), and General State Charges reflecting higher than anticipated health insurance payments and later than expected payments by non-General Fund agencies which are used to support General Fund fringe benefit costs ($136 million). These increases are partially offset by lower debt service spending due to the State achieving savings from debt management initiatives earlier than expected in the fiscal year ($48 million).

The closing balance on September 30, 2005 is $4.9 billion an increase of $341 million from the projection published in the Enacted Budget. This increase results from higher receipts of $507 million partially offset by higher spending of $166 million.

Annual Change

          General Fund Actual Results (April 1 through September 30)
                                 2004 vs. 2005
                             (millions of dollars)



                                                     Increase
                                      2004*   2005  (Decrease)
                                      ------ ------ ----------
                 Total Receipts       21,913 24,412   2,499
                 Total Disbursements  21,802 22,035     233
                 Closing Fund Balance  2,413  4,923   2,510



* Total receipts through September 30, 2004 have been adjusted to reflect the inclusion of the Personal Income Tax Refund Reserve in the General Fund.

General Fund receipts from April l, 2005 through September 30, 2005 totaled $24.4 billion, an increase of $2.5 billion from the same period in 2004. Total taxes, before the deposits to the Debt Service Funds, the Tax Refund Reserve account, and the School Tax Relief Fund, increased by $2.8 billion or over 13 percent from 2004-05. This increase is largely attributable to continued economic improvement in 2005, strong payments on 2004 and 2005 PIT liability and the continued strength in the real estate market.

General Fund spending through September is $233 million or 1 percent higher than the prior year. This higher spending is comprised of growth in local aid payments to public schools ($293 million) and pension and employee health insurance costs ($377 million), partially offset by lower Medicaid spending resulting from the earlier use of Federal moneys to offset General Fund spending ($480 million).

The closing balance on September 30, 2005 was $4.9 billion, an increase of $2.5 billion from September 30, 2004.

2005-06 Cash Flow. DOB projects healthy cash flow balances of $3.4 billion at the end of December 2005 (the close of the third quarter of the fiscal year), and $2.8 billion at the end of the 2005-06 fiscal year (March 31, 2006). The lowest projected month-end balance is expected in November 2005 ($2.5 billion). Detailed monthly cash flow projections for the current year are included in the Financial Plan tables herein.

GAAP Financial Plans/11/

DOB also prepares the General Fund and All Funds Financial Plans on a GAAP basis in accordance with Governmental Accounting Standards Board regulations. The GAAP projections for both years are based on the accounting principles applied by the State Comptroller in the financial statements issued for 2004-05. The GAAP basis results for 2004-05 show the State in a net positive overall financing condition of $43.8 billion, and with an accumulated General Fund GAAP surplus of $546 million.

In 2005-06, the General Fund GAAP Financial Plan shows total revenues of $39.5 billion, total expenditures of $48.9 billion, and net other financing sources of $9.4 billion, resulting in an operating surplus of $46 million and a projected accumulated surplus of $592 million. The operating results primarily reflect the moneys set aside in the Fiscal Stability Reserve.

HCRA Financial Plan

The following provides a summary of changes to the HCRA 2005-06 Financial Plan that was presented in the 2005-06 First Quarterly Update. The revised estimates of receipts and disbursements are detailed on a quarterly basis in the Financial Plan tables herein.

                          HCRA Financial Plan Summary
                             (millions of dollars)



                                                    2005-06 2006-07 2007-08
                                                    ------- ------- -------
    Opening Balance                                    412   1,139      85
    Total Receipts                                   6,050   3,817   4,957
                                                     -----  ------   -----
       Empire Conversion Proceeds                    2,694     400     500
       New Health Insurance Conversion Proceeds          0       0     800
       Surcharges                                    1,641   1,607   1,613
       Covered Lives Assessment                        737     775     775
       Cigarette Tax                                   664     691     686
       Hospital Assessments                            192     192     192
       General Fund "Tobacco" Resources                  0     152     391
       All Other                                       122       0       0
    Total Disbursements                              5,323   4,871   4,957
                                                     -----  ------   -----
       Medicaid/Public Health Support                1,660     942     940
       Hospital Indigent Care                          853     853     853
       Elderly Pharmaceutical Insurance Coverage       539     654     771
       Graduate Medical Education                      372     390     390
       Family Health Plus (FHP)                        439     526     572
       Child Health Plus                               344     365     384
       Workforce Recruitment and Retention             416     416     355
       Insurance Programs                              150     179     121
       Mental Health Programs                           87      87      87
       Worker Retraining                                63      63      63
       All Other                                       400     396     421
    Excess/(deficiency) receipts over disbursements    727  (1,054)      0
    Closing Balance                                  1,139      85      85

--------

/11/ See also the section entitled "GAAP-Basis Results for Prior Years" later in this AIS Update.

The 2005-06 Enacted Budget extended HCRA authorization through June 30, 2007 and created a new HCRA Resources Fund that added the remaining roughly 25 percent of spending that was previously financed outside of the All Funds Financial Plan so that all of HCRA is now "on budget." HCRA spending can be found in the following areas of the budget: Medicaid, Health, Mental Hygiene, and the State Office for the Aging. Increases in receipts coupled with a decrease in disbursements will leave an estimated HCRA closing balance of approximately $1.14 billion at the end of 2005-06.

The Empire Conversion proceeds in 2005-06 reflects $754 million already received plus another $1.94 billion expected to be received after finalization of the merger of WellChoice and WellPoint. The outyear proceeds reflect the disposition of some of the 27 million shares of WellPoint common stock, with sales valued at $400 million in 2006-07 and $500 million in 2007-08.

The outyears of the HCRA plan currently show modest positive balances in 2006-07 and 2007-08. The balances assume that new health care conversions/12/ valued at $800 million will be authorized by the Legislature and completed by 2007-08 and that the General Fund will provide subsidies to HCRA of $152 million in 2006-07 growing to $391 million in 2007-08. It is expected that the 2006-07 Executive Budget will include proposals that may alter the current projections.

2005-06 HCRA Receipts

                        HCRA 2005-06 Projected Receipts
                             (millions of dollars)



                                      First Quarterly Mid-Year  Increase
                                          Update       Update  (Decrease)
                                      --------------- -------- ----------
      Empire Conversion Proceeds           1,842       2,694      852
      Surcharges                           1,641       1,641        0
      Covered Lives Assessment               737         737        0
      Cigarette Tax                          670         664       (6)
      Hospital Assessment (1 percent)        192         192        0
      Other                                  122         122        0
      Total Receipts                       5,204       6,050      846



DOB projects total HCRA receipts at $6.1 billion in 2005-06, an increase of $846 million from the First Quarterly Update. This increase primarily reflects the additional proceeds attributed to the merger of Wellchoice/Empire and Wellpoint.

Under the terms of the merger, it is estimated that New York State will receive approximately $2 billion in cash in 2005-06 and approximately 27 million shares of WellPoint stock. In 2005-06, the merger will increase the amount of total Empire Conversion proceeds collected to $2.7 billion -- an increase of $852 million.

2005-06 HCRA Disbursements

                     HCRA 2005-06 Projected Disbursements
                             (millions of dollars)



                                           First Quarterly Mid-Year  Increase
                                               Update       Update  (Decrease)
                                           --------------- -------- ----------
 Medicaid/Public Health Support                 1,910       1,660      (250)
 Hospital Indigent Care                           853         853         0
 Elderly Pharmaceutical Insurance Coverage        540         539        (1)
 Graduate Medical Education                       372         372         0
 Family Health Plus (FHP)                         426         439        13
 Child Health Plus                                352         344        (8)
 Workforce Recruitment and Retention              416         416         0
 All Other                                        719         700       (19)
 Total Disbursements                            5,588       5,323      (265)



Total disbursements in 2005-06 are projected at $5.3 billion, a decrease of $265 million from the First Quarterly Update. This decrease is primarily associated with the timing of Medicaid payments, with the General Fund financing costs in 2005-06 that were originally budgeted in HCRA, and HCRA financing an equal amount of costs

--------
/12/ i.e., the conversion of non-profit health insurance plans into for-profit entities.

in 2006-07. This timing change has no net impact on HCRA resources over the two fiscal years, but does require a General Fund deficiency appropriation in 2005-06. In addition Family Health Plus costs are expected to increase due to a delay in receiving Federal approval to increase existing co-pays and impose new co-pays. This increase is offset by spending decreases in other HCRA financed programs (i.e., Child Health Plus, Elderly Pharmaceutical Insurance Coverage, and the AIDS Drugs Assistance Program).

Additional detail on quarterly receipts and disbursements is contained in the Financial Plan tables herein.

State Workforce Update

DOB projects the overall State Executive Branch workforce (All Funds) will reach 191,500 positions at the end of 2005-06, which is attributable primarily to growth in SUNY. The aggregate workforce estimate for all agencies has been reduced by approximately 2,200 positions to reflect the anticipated effect of the existing hiring freeze and position controls utilized by various agencies. In related matters, the updated Financial Plan also includes funds to accommodate a recent settlement of the court case regarding the withholding of Management Confidential employees' performance advances in 2003. Also, consistent with the Governor's recent directive, DOB is developing additional information on the State's use of contracts for consulting services which is planned for inclusion in the Executive Budget.

Debt Update/13/

Improving the Transparency of New York State's Debt Portfolio. To increase the transparency of the State's debt portfolio and practices, DOB has recently expanded the information available on its public website (http://www.budget.state.ny.us). The Investor's Guide section of the site now contains detailed information on New York State bonds including: swap and variable rate capacity reports, variable rate trading activity, PIT revenue bond debt service and debt outstanding, and monthly swaps reports. It is expected that the information available on the site will continue to be expanded on a regular basis in an effort to provide the public with greater access to the composition and performance of the State's debt portfolio.

Classification of NYS Debt -- State-supported versus State-related Debt. For purposes of analyzing the financial condition of the State, debt may be classified as "State-supported" or "State-related". State-supported debt includes general obligation debt, to which the full faith and credit of the State has been pledged, and lease-purchase and contractual obligations of public authorities, where the State's legal obligation to make payments to those entities is subject to, and paid from, annual appropriations made by the Legislature.

State-related debt includes State-supported debt noted above, as well as State-guaranteed debt, to which the full faith and credit of the State has been pledged, moral obligation financings and certain contingent-contractual obligation financings, where debt service is paid from other non-State sources and State appropriations are available, but not expected to be needed, to make payments.

The State debt levels do not include debt that is issued by or on behalf of local governments that may be funded in part by local assistance State aid payments. For example, State aid programs such as school aid or local assistance aid to New York City may in turn be used by those local entities to help support debt service for locally-sponsored and locally-determined financings. Since this debt was not issued by the State (or on behalf of the State), and does not result in a State obligation to pay debt service, it is not included in the State debt totals. However, such debt is reflected in the respective financial statements of the local governments.

Debt Reform Limitations. As a result of the Debt Reform Act of 2000 (the "Debt Reform Act"), the State operates under statutory limitations which restrict the issuance of State-supported debt to capital purposes only and establish a maximum term of 30 years for such debt. The Debt Reform Act also imposes caps that limit the amount of new State-supported debt to 4 percent of personal income and new State-supported debt service costs to 5 percent of the All Funds budget. The restrictions apply to all new State-supported debt issued on and after April 1, 2000.

The Debt Reform Act requires that the limitations on the amount of State-supported debt and debt service costs be calculated by October 31 of each year and reported in the Updated Financial Plan. If the actual new State-supported
--------
/13/ See also the section entitled "Debt and Other Financing Activities" in the AIS dated May 4, 2005 for more information on the State's debt portfolio and management.

debt outstanding and debt service costs are below the caps at this time, new State-supported debt may continue to be issued for another year. However, if either the debt outstanding or the debt service cap is met or exceeded, the State would be precluded from issuing new State-supported debt until the next annual cap calculation is made and State-supported debt is found to be within the appropriate limitations.

For the 2004-05 fiscal year, the cumulative debt outstanding and debt service caps are 2.32 percent each. As shown in the table that follows, the actual level of debt outstanding and debt service costs continue to remain below the statutory limits.

                             Debt Outstanding Cap
                             (millions of dollars)



                   New Debt Outstanding             $ 12,725
                   Personal Income (CY 2004)        $737,039
                   Debt Outstanding (Percent of PI)     1.73%
                   Cap Imposed by Debt Reform Act       2.32%



                               Debt Service Cap
                             (millions of dollars)



            New Debt Service                               $  1,083
            Governmental Funds Receipts                    $101,381
            Debt Service (Percent of Govt'l Fund Receipts)     1.07%
            Cap Imposed by Debt Reform Act                     2.32%



From April 1, 2000 through March 31, 2005 the State has issued $13.9 billion of new debt, of which $1.2 billion was retired -- resulting in $12.7 billion of net new debt. This is $4.4 billion below the statutory cap. The debt service costs on this new debt totaled $1.1 billion in 2004-05 -- or roughly $1.3 billion below the statutory limit.

Debt Affordability. The State's debt affordability measures through the first half of the 2005-06 fiscal year are consistent with the forecasts contained in the Enacted Capital Program and Financing Plan. The table below shows that State debt service costs remain below 5 percent of the budget.

                     State Supported & State Related Debt
                             (millions of dollars)



                                                                                                 Debt Service as % of
                                                            Debt Outstanding Actual Debt Service  2004-05 All Funds
Bond Type/Program                                            March 31, 2005        2004-05              Budget
-----------------                                           ---------------- ------------------- --------------------
General Obligation Debt                                           3,590               484                0.48%
Local Government Assistance Corporation                           4,317               306                0.30%
PIT Revenue Bonds                                                 6,961               348                0.34%
Dedicated Highway                                                 6,024               708                0.70%
All Other Lease-Purchase & Contractual-Obligation Financing
  Arrangements                                                   21,684             1,951                1.92%
Total State-Supported Debt                                       42,576             3,797                3.74%
State-Guaranteed Debt:
   Job Development Authority                                         64                16                0.02%
Moral Obligation Financings:
   Housing Finance Agency                                           102               269                0.26%
   MCFFA Hospitals & Nursing Homes                                   16                 3                0.00%
Contingent-Contractual Obligations:
   Secured Hospital Program                                         905                81                0.08%
   Tobacco Bonds                                                  4,495               324                0.44%
   Total State-Related Debt                                       5,582               693                0.70%
   Total State-Supported and Related Debt                        48,158             4,490                4.40%



Note: HFA moral obligation debt outstanding was reduced by $207 million on November 1, 2004. The 2004-05 Debt Service costs shown in the chart include this principal pre-payment.

Explanation of the Financial Plan Tables

The State's Financial Plan forecasts receipts and disbursements for each fiscal year. The economic forecast of DOB and the State's tax and fee structure serve as the basis for projecting receipts. After consulting with public and private sector experts, DOB prepares a detailed economic forecast for both the nation and New York, showing Gross Domestic Product, employment levels, inflation, wages, consumer spending, and other relevant economic indicators. Then DOB projects the yield of the State's revenue structure against the backdrop of these forecasts.

Projected disbursements are based on agency staffing levels, program caseloads, levels of service needs, formulas contained in State and Federal law, inflation and other factors. The factors that affect spending estimates vary by program. For example, welfare spending is based primarily on anticipated caseloads that are estimated by analyzing historical trends, projected economic conditions and changes in Federal law. In criminal justice, spending estimates are based on recent trends and data from the criminal justice system, as well as on estimates of the State's prison population. All projections account for the timing of payments, since not all the amounts appropriated in the budget are disbursed in the same fiscal year.

The State's Fund Structure. The State accounts for all of its spending and receipts by the fund in which the activity takes place (such as the General Fund or the Capital Projects Fund), and the broad category or purpose of that activity (such as State Operations or Capital Projects). The Financial Plan tables sort all State projections and results by fund and category.

The General Fund receives the majority of State taxes. State Funds include the General Fund and funds specified for dedicated purposes, with the exception of Federal Funds. All Governmental Funds, which includes State Funds and Federal Funds, comprises four major fund types, and provides the most comprehensive view of the financial operations of the State. It includes:

..   The General Fund, which receives most of the State's tax revenue and accounts for spending on programs that are not supported directly by dedicated fees and revenues;
..   Special Revenue Funds, which receive Federal grants, certain dedicated taxes, fees and other revenues that are used for a specified purpose;
..   Capital Projects Funds, which account for costs incurred in the construction and reconstruction of roads, bridges, prisons, and other infrastructure projects; and
..   Debt Service Funds, which pay principal, interest and related expenses on long-term bonds issued by the State and its public authorities.

Within each of these fund types, revenues and spending are classified by major categories of the Financial Plan (e.g., taxes, miscellaneous receipts, Grants to Local Governments, State Operations). The following tables summarize projected General Fund, State Funds and All Governmental Funds receipts and disbursements for the 2005-06 fiscal year.

                CASH FINANCIAL PLAN - GENERAL FUND - 2005-2006
                             (millions of dollars)



                                                      First Quarterly        Mid-Year
                                                          Update      Change  Update
                                                      --------------- ------ --------
Opening fund balance                                       2,546         0     2,546
                                                          ======       ===    ======
Receipts:
Taxes:
   Personal income tax                                    20,633       367    21,000
   User taxes and fees                                     8,533         0     8,533
   Business taxes                                          4,223       260     4,483
   Other taxes                                               777         2       779
Miscellaneous receipts                                     2,431        16     2,447
Federal grants                                                 9         0         9
Transfers from other funds:
   PIT in excess of Revenue Bond debt service              6,461       114     6,575
   Sales tax in excess of LGAC debt service                2,251         8     2,259
   Real estate taxes in excess of CW/CA debt service         514         0       514
   All other                                                 512        10       522
                                                          ------       ---    ------
   Total receipts                                         46,344       777    47,121
                                                          ======       ===    ======
Disbursements:
Grants to local governments                               31,383       318    31,701
State operations                                           8,238       123     8,361
General State charges                                      4,060       (15)    4,045
Transfers to other funds:
   Debt service                                            1,700        13     1,713
   Capital projects                                          214         0       214
   Other purposes                                            854         8       862
                                                          ------       ---    ------
   Total disbursements                                    46,449       447    46,896
                                                          ======       ===    ======
Change in fund balance                                      (105)      330       225
                                                          ======       ===    ======
Closing fund balance                                       2,441       330     2,771
                                                          ======       ===    ======
General Reserves
   Statutory Rainy Day Reserve                               872         0       872
   Fiscal Stability Reserve                                  680       359     1,039
   Contingency Reserve Fund                                   21         0        21
Restricted Balances
   Community Projects Fund                                   316       (29)      287
   Payment of Tax Refunds                                    552         0       552



Source: NYS DOB

                CASH FINANCIAL PLAN - GENERAL FUND - 2006-2007
                             (millions of dollars)



                                                      First Quarterly        Mid-Year
                                                          Update      Change  Update
                                                      --------------- ------ --------
Receipts:
Taxes:
   Personal income tax                                    21,762        422   22,184
   User taxes and fees                                     8,725          0    8,725
   Business taxes                                          4,596        187    4,783
   Other taxes                                               814          1      815
Miscellaneous receipts                                     2,353         15    2,368
Federal grants                                                 9          0        9
Transfers from other funds:
   PIT in excess of Revenue Bond debt service              6,643        141    6,784
   Sales tax in excess of LGAC debt service                2,332          4    2,336
   Real estate taxes in excess of CW/CA debt service         505          0      505
   All other                                                 231         31      262
                                                          ------       ----   ------
   Total receipts                                         47,970        801   48,771
                                                          ======       ====   ======
Disbursements:
Grants to local governments                               35,126        315   35,441
State operations                                           8,799        349    9,148
General State charges                                      4,568        (90)   4,478
Transfers to other funds:
   Debt service                                            1,712         34    1,746
   Capital projects                                          245         (7)     238
   Other purposes                                            786         22      808
                                                          ------       ----   ------
   Total disbursements                                    51,236        623   51,859
                                                          ======       ====   ======
Deposit to/(use of) fiscal stability reserve                (340)      (180)    (520)
                                                          ======       ====   ======
Deposit to/(use of) Community Projects Fund                  (50)         0      (50)
                                                          ======       ====   ======
Deposit to/(use of) PIT Refund Reserve                        28          0       28
                                                          ======       ====   ======
Surplus/(Gap)                                             (2,904)       358   (2,546)
                                                          ======       ====   ======



Source: NYS DOB

       CASH FINANCIAL - PLAN GENERAL FUND - 2005-2006 through 2007-2008
                             (millions of dollars)



                                                         2005-2006    2006-2007 2007-2008
                                                      Mid-Year Update Projected Projected
                                                      --------------- --------- ---------
Receipts:
Taxes:
   Personal income tax                                    21,000       22,184    23,417
   User taxes and fees                                     8,533        8,725     8,586
   Business taxes                                          4,483        4,783     5,309
   Other taxes                                               779          815       842
Miscellaneous receipts                                     2,447        2,368     2,426
Federal Grants                                                 9            9         9
Transfers from other funds:
   PIT in excess of Revenue Bond debt service              6,575        6,784     7,002
   Sales tax in excess of LGAC debt service                2,259        2,336     2,274
   Real estate taxes in excess of CW/CA debt service         514          505       520
   All other                                                 522          262       272
                                                          ------       ------    ------
   Total receipts                                         47,121       48,771    50,657
                                                          ======       ======    ======
Disbursements:
Grants to local governments                               31,701       35,441    38,199
State operations                                           8,361        9,148     9,561
General State charges                                      4,045        4,478     4,781
Transfers to other funds:
   Debt service                                            1,713        1,746     1,738
   Capital projects                                          214          238       251
   Other purposes                                            862          808     1,078
                                                          ------       ------    ------
   Total disbursements                                    46,896       51,859    55,608
                                                          ======       ======    ======
Deposit to/(use of) fiscal stability reserve                   0         (520)     (519)
                                                          ======       ======    ======
Deposit to/(use of) Community Projects Fund                  (38)         (50)      (50)
                                                          ======       ======    ======
Deposit to/(use of) PIT Refund Reserve                      (776)          28        26
                                                          ======       ======    ======
Surplus/(Gap)                                              1,039       (2,546)   (4,408)
                                                          ======       ======    ======



Source: NYS DOB

           GENERAL FUND - PERSONAL INCOME TAX COMPONENTS - 2005-2006
                             (millions of dollars)



                                       First Quarterly Mid-Year
                                           Update       Update  Change
                                       --------------- -------- ------
          Withholdings                     24,419       24,419      0
          Estimated Payments                9,022        9,357    335
          Final Payments                    1,748        1,808     60
          Delinquencies                       705          740     35
                                           ------       ------   ----
             Gross Collections             35,894       36,324    430
          State/City Offset                  (400)        (400)     0
          Refunds                          (4,761)      (4,701)    60
                                           ------       ------   ----
             Reported Tax Collections      30,733       31,223    490
          STAR (1)                         (3,222)      (3,222)     0
          RBTF (2)                         (6,878)      (7,001)  (123)
                                           ------       ------   ----
             General Fund                  20,633       21,000    367
                                           ======       ======   ====

--------

(1) Beginning in 1998-99, a portion of personal income tax collections are deposited directly into the School Tax Reduction (STAR) Fund and used to make payments to reimburse local governments for their revenue decreases due to the STAR program.
(2) Beginning in 2002-03, 25 percent of personal income tax collections after the STAR transfer is deposited directly in the Revenue Bond Tax Fund (RBTF) and used for debt service payments.

Source: NYS DOB

               CURRENT STATE RECEIPTS - GENERAL FUND - 2005-2006
                             (millions of dollars)



                                        First Quarterly Mid-Year
                                            Update       Update  Change
                                        --------------- -------- ------
Personal income tax                         20,633       21,000   367
                                            ------       ------   ---
User taxes and fees:                         8,533        8,533     0
                                            ------       ------   ---
Sales and use tax                            7,902        7,902     0
Cigarette and tobacco taxes                    394          394     0
Motor vehicle fees                               0            0     0
Alcoholic beverages taxes                      189          189     0
Alcoholic beverage control license fees         48           48     0
Business taxes:                              4,223        4,483   260
                                            ------       ------   ---
Corporation franchise tax                    2,024        2,284   260
Corporation and utilities tax                  583          583     0
Insurance taxes                              1,031        1,031     0
Bank tax                                       585          585     0
Other taxes:                                   777          779     2
                                            ------       ------   ---
Estate tax                                     752          752     0
Gift tax                                         0            2     2
Real property gains tax                          0            0     0
Pari-mutuel taxes                               24           24     0
Other taxes                                      1            1     0
Total taxes                                 34,166       34,795   629
                                            ------       ------   ---
Miscellaneous receipts                       2,431        2,447    16
                                            ------       ------   ---
Federal grants                                   9            9     0
                                            ------       ------   ---
Total receipts*                             36,606       37,251   645
                                            ======       ======   ===



* Excludes transfers
Source: NYS DOB

Annual Information Statement Update, November 2, 2005

                      CASHFLOW - GENERAL FUND - 2005-2006
                             (dollars in millions)



                                      2005                                                                         2006
                                     April   May     June   July  August September  October  November  December   January
                                     Actual Actual  Actual Actual Actual  Actual   Projected Projected Projected Projected
                                     ------ ------  ------ ------ ------ --------- --------- --------- --------- ---------
Opening fund balance                 2,546   5,584  3,188  4,007  3,603    3,670     4,923     4,203     2,490     3,383
                                     =====  ======  =====  =====  =====    =====     =====    ======     =====     =====
Receipts:
Taxes
   Personal income tax               3,347     553  2,213  1,254  1,537    2,105       707       536     1,858     3,638
   User taxes and fees                 662     667    894    680    628      898       615       615       891       666
   Business taxes                      217     177    891     90     83      919        91         8       881        41
   Other taxes                          49      64    131    118     63       68        62        45        45        45
Miscellaneous receipts                 160      81    175     95    107      108       173       387       250       189
Federal Grants                           1       0      1      0      2        0         1         1         1         1
Transfers from other funds
   PIT in excess of Revenue Bond
     debt service                    1,114     160    737    417    431      718       200         8       654     1,213
   Sales tax in excess of LGAC debt
     service                           174      57    392    201    113      281       186       187       275       203
   Real estate taxes in excess of
     CW/CA debt service                108      60     15     66     99       66        31        26        21        16
   All Other                             0      76     63      7      6       12         0         0        20        57
                                     -----  ------  -----  -----  -----    -----     -----    ------     -----     -----
       Total receipts                5,832   1,895  5,512  2,928  3,069    5,175     2,066     1,813     4,896     6,069
                                     =====  ======  =====  =====  =====    =====     =====    ======     =====     =====
Disbursements:
Grants to local governments
   School Aid                          168   1,917  1,253     53    351    1,205       445       567     1,133       230
   Medicaid                            798     633  1,155    466    864      426       444       901       326       663
   Welfare                             114     134     74     80    150       10       149       149        32       149
   All Other                           242     511    798    724    635      632       761       507     1,107       585
State operations
   Personal Service                    562     520    687    556    476      690       433       659       371       398
   Non-Personal Service                174     223    180    160    214      174       184       188       206       200
General State charges                  405     186    269  1,212    213      379       271       270       250       279
Transfers to other funds
   Debt service                        207     105    197     39     30      313        50       184       437        18
   Capital projects                     15      30     44     16     42       28        29        39        59        26
   Other purposes                      109      32     36     26     27       65        20        62        82        19
                                     -----  ------  -----  -----  -----    -----     -----    ------     -----     -----
       Total disbursements           2,794   4,291  4,693  3,332  3,002    3,922     2,786     3,526     4,003     2,567
                                     =====  ======  =====  =====  =====    =====     =====    ======     =====     =====
Change in fund balance               3,038  (2,396)   819   (404)    67    1,253      (720)   (1,713)      893     3,502
                                     =====  ======  =====  =====  =====    =====     =====    ======     =====     =====
Closing fund balance                 5,584   3,188  4,007  3,603  3,670    4,923     4,203     2,490     3,383     6,885
                                     -----  ------  -----  -----  -----    -----     -----    ------     -----     -----



                                     February    March
                                     Projected Projected Total
                                     --------- --------- ------
Opening fund balance                   6,885     7,433    2,546
                                       =====    ======   ======
Receipts:
Taxes
   Personal income tax                 2,084     1,168   21,000
   User taxes and fees                   520       797    8,533
   Business taxes                         21     1,064    4,483
   Other taxes                            45        44      779
Miscellaneous receipts                   177       545    2,447
Federal Grants                             1         0        9
Transfers from other funds
   PIT in excess of Revenue Bond
     debt service                        428       495    6,575
   Sales tax in excess of LGAC debt
     service                               2       188    2,259
   Real estate taxes in excess of
     CW/CA debt service                    5         1      514
   All Other                               0       281      522
                                       -----    ------   ------
       Total receipts                  3,283     4,583   47,121
                                       =====    ======   ======
Disbursements:
Grants to local governments
   School Aid                            499     5,674   13,495
   Medicaid                              805       806    8,287
   Welfare                               118        97    1,256
   All Other                             647     1,514    8,663
State operations
   Personal Service                      229       358    5,939
   Non-Personal Service                  203       316    2,422
General State charges                    140       171    4,045
Transfers to other funds
   Debt service                           27       106    1,713
   Capital projects                       48      (167)     209
   Other purposes                         19       370      867
                                       -----    ------   ------
       Total disbursements             2,735     9,245   46,896
                                       =====    ======   ======
Change in fund balance                   548    (4,662)     225
                                       =====    ======   ======
Closing fund balance                   7,433     2,771    2,771
                                       -----    ------   ------



Source: OSC for actuals; NYS DOB for projections.

                 CASH FINANCIAL PLAN - STATE FUNDS - 2005-2006
                             (millions of dollars)



                                               Special Capital
                                       General Revenue Projects Debt Service  (MEMO)
                                        Fund    Funds   Funds      Funds      Total
                                       ------- ------- -------- ------------ -------
Opening fund balance                    2,546   2,006    (206)        184      4,530
                                       ======  ======   =====     =======    =======
Receipts:
Taxes                                  34,795   5,881   1,862      10,216     52,754
Miscellaneous receipts                  2,447  13,278   1,721         655     18,101
Federal grants                              9       1       0           0         10
                                       ------  ------   -----     -------    -------
   Total receipts                      37,251  19,160   3,583      10,871     70,865
                                       ======  ======   =====     =======    =======
Disbursements:
Grants to local governments            31,701  13,636     918           0     46,255
State operations                        8,361   5,072       0          23     13,456
General State charges                   4,045     587       0           0      4,632
Debt service                                0       0       0       3,808      3,808
Capital projects                            0       1   2,316           0      2,317
                                       ------  ------   -----     -------    -------
   Total disbursements                 44,107  19,296   3,234       3,831     70,468
                                       ======  ======   =====     =======    =======
Other financing sources (uses):
Transfers from other funds              9,870   1,257     252       5,227     16,606
Transfers to other funds               (2,789)   (407)   (906)    (12,248)   (16,350)
Bond and note proceeds                      0       0     167           0        167
                                       ------  ------   -----     -------    -------
   Net other financing sources (uses)   7,081     850    (487)     (7,021)       423
                                       ======  ======   =====     =======    =======
Change in fund balance                    225     714    (138)         19        820
                                       ======  ======   =====     =======    =======
Closing fund balance                    2,771   2,720    (344)        203      5,350
                                       ======  ======   =====     =======    =======



Source: NYS DOB

                 CASH FINANCIAL PLAN - STATE FUNDS - 2005-2006
                             (millions of dollars)



                                                                  Mid-Year
                                             First Quarter Change  Update
                                             ------------- ------ --------
      Opening fund balance                        4,530        0    4,530
                                                =======    =====  =======
      Receipts:
      Taxes                                      51,950      804   52,754
      Miscellaneous receipts                     17,346      755   18,101
      Federal grants                                 10        0       10
                                                -------    -----  -------
         Total receipts                          69,306    1,559   70,865
                                                =======    =====  =======
      Disbursements:
      Grants to local governments                46,499     (244)  46,255
      State operations                           13,326      130   13,456
      General State charges                       4,615       17    4,632
      Debt service                                3,829      (21)   3,808
      Capital projects                            2,183      134    2,317
                                                -------    -----  -------
         Total disbursements                     70,452       16   70,468
                                                =======    =====  =======
      Other financing sources (uses):
      Transfers from other funds                 16,481      125   16,606
      Transfers to other funds                  (16,230)    (120) (16,350)
      Bond and note proceeds                        232      (65)     167
                                                -------    -----  -------
         Net other financing sources (uses)         483       60      423
                                                =======    =====  =======
      Change in fund balance                       (663)   1,483      820
                                                =======    =====  =======
      Closing fund balance                        3,867    1,483    5,350
                                                =======    =====  =======



Source: NYS DOB

           CASH FINANCIAL PLAN - ALL GOVERNMENTAL FUNDS - 2005-2006
                             (millions of dollars)



                                       Special Capital   Debt
                               General Revenue Projects Service (MEMO)
                                Fund    Funds   Funds    Funds  Total
                               ------- ------- -------- ------- ------
          Opening fund balance  2,546   2,005    (454)    184   4,281
                                =====   =====    ====     ===   =====
          Receipts:

                                               Special Capital   Debt
                                       General Revenue Projects Service   (MEMO)
                                        Fund    Funds   Funds    Funds    Total
                                       ------- ------- -------- -------  -------
Taxes                                  34,795   5,881   1,862    10,216   52,754
Miscellaneous receipts                  2,447  13,287   1,721       655   18,110
Federal grants                              9  34,706   1,760         0   36,475
                                       ------  ------   -----   -------  -------
   Total receipts                      37,251  53,874   5,343    10,871  107,339
                                       ======  ======   =====   =======  =======
Disbursements:
Grants to local governments            31,701  44,805   1,124         0   77,630
State operations                        8,361   8,143       0        23   16,527
General State charges                   4,045     805       0         0    4,850
Debt service                                0       0       0     3,808    3,808
Capital projects                            0       2   3,858         0    3,860
                                       ------  ------   -----   -------  -------
   Total disbursements                 44,107  53,755   4,982     3,831  106,675
                                       ======  ======   =====   =======  =======
Other financing sources (uses):
Transfers from other funds              9,870   3,826     252     5,227   19,175
Transfers to other funds               (2,789) (3,278)   (918)  (12,248) (19,233)
Bond and note proceeds                      0       0     167         0      167
                                       ------  ------   -----   -------  -------
   Net other financing sources (uses)   7,081     548    (499)   (7,021)     109
                                       ======  ======   =====   =======  =======
Change in fund balance                    225     667    (138)       19      773
                                       ======  ======   =====   =======  =======
Closing fund balance                    2,771   2,672    (592)      203    5,054
                                       ======  ======   =====   =======  =======



Source: NYS DOB

           CASH FINANCIAL PLAN - ALL GOVERNMENTAL FUNDS - 2005-2006
                             (millions of dollars)



                                        First          Mid-Year
                                       Quarter  Change  Update
                                       -------  ------ --------
Opening fund balance                     4,281      0    4,281
                                       =======  =====  =======
Receipts:
Taxes                                   51,950    804   52,754
Miscellaneous receipts                  17,356    754   18,110
Federal grants                          36,408     67   36,475
                                       -------  -----  -------
   Total receipts                      105,714  1,625  107,339
                                       =======  =====  =======
Disbursements:
Grants to local governments             77,839   (209)  77,630
State operations                        16,389    138   16,527
General State charges                    4,834     16    4,850
Debt service                             3,829    (21)   3,808
Capital projects                         3,760    100    3,860
                                       -------  -----  -------
   Total disbursements                 106,651     24  106,675
                                       =======  =====  =======
Other financing sources (uses):
Transfers from other funds              18,885    290   19,175
Transfers to other funds               (18,943)  (290) (19,233)
Bond and note proceeds                     232    (65)     167
                                       -------  -----  -------
   Net other financing sources (uses)      174    (65)     109
                                       =======  =====  =======
Change in fund balance                    (763) 1,536      773
                                       =======  =====  =======
Closing fund balance                     3,518  1,536    5,054
                                       =======  =====  =======



Source: NYS DOB

          CURRENT STATE RECEIPTS - ALL GOVERNMENTAL FUNDS - 2005-2006
                             (millions of dollars)



                                        First Quarterly Mid-Year
                                            Update       Update  Change
                                        --------------- -------- ------
Personal income tax                         30,734       31,223   489
                                            ------       ------   ---
User taxes and fees                         13,654       13,654     0
                                            ------       ------   ---
Sales and use taxes                         11,096       11,096     0
Cigarette and tobacco taxes                    949          949     0
Motor fuel tax                                 533          533     0
Motor vehicle fees                             635          635     0
Highway use tax                                163          163     0
Alcoholic beverage taxes                       189          189     0
Alcoholic beverage control license fees         48           48     0
Auto rental tax                                 41           41     0

                                First Quarterly Mid-Year
                                    Update       Update  Change
                                --------------- -------- ------
Business taxes                        6,046       6,359    313
                                    -------     -------  -----
Corporation franchise tax             2,279       2,592    313
Corporation and utilities taxes         782         782      0
Insurance taxes                       1,147       1,147      0
Bank tax                                693         693      0
Petroleum business taxes              1,145       1,145      0
Other taxes                           1,516       1,518      2
                                    -------     -------  -----
Estate tax                              752         752      0
Gift tax                                  0           2      2
Real property gains tax                   0           0      0
Real estate transfer tax                739         739      0
Pari-mutuel taxes                        24          24      0
Other taxes                               1           1      0
Total taxes                          51,950      52,754    804
                                    -------     -------  -----
Miscellaneous receipts               17,356      18,110    754
                                    -------     -------  -----
Federal grants                       36,408      36,475     67
                                    -------     -------  -----
Total receipts                      105,714     107,339  1,625
                                    =======     =======  =====



Source: NYS DOB

                GAAP FINANCIAL PLAN - GENERAL FUND - 2005-2006
                             (millions of dollars)



                                                           First
                                                         Quarterly        Mid-Year
                                                          Update   Change  Update
                                                         --------- ------ --------
Revenues:
Taxes:
   Personal income tax                                    21,333     437   21,770
   User taxes and fees                                     8,556       3    8,559
   Business taxes                                          4,326     240    4,566
   Other taxes                                               640      (2)     638
Miscellaneous revenues                                     3,945      35    3,980
Federal grants                                                 9       0        9
                                                          ------    ----   ------
   Total revenues                                         38,809     713   39,522
                                                          ======    ====   ======
Expenditures:
Grants to local governments                               34,332     341   34,673
State operations                                          10,685      62   10,747
General State charges                                      3,472     (18)   3,454
Debt service                                                  25       0       25
Capital projects                                               0       0        0
                                                          ------    ----   ------
   Total expenditures                                     48,514     385   48,899
                                                          ======    ====   ======
Other financing sources (uses):
Transfers from other funds                                13,500     132   13,632
Transfers to other funds                                  (4,972)    (88)  (5,060)
Proceeds from financing arrangements/ advance refundings     951    (100)     851
                                                          ------    ----   ------
   Net other financing sources (uses)                      9,479     (56)   9,423
                                                          ======    ====   ======
Excess/(deficiency) of revenues
  and other financing sources
  over expenditures and other financing uses                (226)    272       46
                                                          ======    ====   ======
Accumulated (Deficit)/Surplus                                320     272      592
                                                          ======    ====   ======



Source: NYS DOB

           GAAP FINANCIAL PLAN - ALL GOVERNMENTAL FUNDS - 2005-2006
                             (millions of dollars)



                                                  Special Capital   Debt
                                          General Revenue Projects Service   (MEMO)
                                           Fund    Funds   Funds    Funds    Total
                                          ------- ------- -------- -------  -------
Revenues:
Taxes                                     35,533   5,878   1,861    10,174   53,446
Patient fees                                   0       0       0       326      326
Miscellaneous revenues                     3,980   6,221     266        23   10,490
Federal grants                                 9  35,681   1,760         0   37,450
                                          ------  ------   -----   -------  -------
   Total revenues                         39,522  47,780   3,887    10,523  101,712
                                          ======  ======   =====   =======  =======
Expenditures:
Grants to local governments               34,673  41,526   1,114         0   77,313
State operations                          10,747   1,731       0        23   12,501
General State charges                      3,454     280       0         0    3,734
Debt service                                  25       0       0     3,067    3,092
Capital projects                               0       2   3,498         0    3,500
                                          ------  ------   -----   -------  -------
   Total expenditures                     48,899  43,539   4,612     3,090  100,140
                                          ======  ======   =====   =======  =======
Other financing sources (uses):
Transfers from other funds                13,632     302     228     5,250   19,412
Transfers to other funds                  (5,060) (3,708)   (941)  (12,710) (22,419)
Proceeds of general obligation bonds           0       0     167         0      167
Proceeds from financing arrangements/
advance refundings                           851       0   1,158         0    2,009
                                          ------  ------   -----   -------  -------
   Net other financing sources (uses)      9,423  (3,406)    612    (7,460)    (831)
                                          ======  ======   =====   =======  =======
Excess/(deficiency) of revenues and other
  financing sources over expenditures and
  other financing uses                        46     835    (113)      (27)     741
                                          ======  ======   =====   =======  =======



Source: NYS DOB

           CASH DISBURSEMENTS BY FUNCTION - 2005-2006 - GENERAL FUND
                            (thousands of dollars)



                                                         First
                                                       Quarterly Mid-Year
                                                        Update    Update    Change
                                                       --------- --------- -------
ECONOMIC DEVELOPMENT AND GOVERNMENT OVERSIGHT
Agriculture and Markets, Department of                    48,103    48,835     732
Alcoholic Beverage Control                                     0         0       0
Banking Department                                           250       250       0
Consumer Protection Board                                      0         0       0
Economic Development, Department of                       43,199    43,199       0
Empire State Development Corporation                      64,598    64,598       0
Energy Research and Development Authority                      0         0       0
Housing Finance Agency                                         0         0       0
Housing and Community Renewal, Division of                75,710    76,276     566
Insurance Department                                           0         0       0
Olympic Regional Development Authority                     7,350     7,350       0
Public Service, Department of                                  0         0       0
Science, Technology and Academic Research, Office of      50,834    50,834       0
                                                       --------- --------- -------
   Functional Total                                      290,044   291,342   1,298
                                                       --------- --------- -------
PARKS AND THE ENVIRONMENT
Adirondack Park Agency                                     4,408     4,408       0
Environmental Conservation, Department of                115,872   113,191  (2,681)
Environmental Facilities Corporation                           0         0       0
Parks, Recreation and Historic Preservation, Office of   109,348   110,448   1,100
                                                       --------- --------- -------
   Functional Total                                      229,628   228,047  (1,581)
                                                       --------- --------- -------
TRANSPORTATION
Motor Vehicles, Department of                                  0         0       0
Thruway Authority                                              0         0       0
Transportation, Department of                            105,640   105,640       0
                                                       --------- --------- -------
   Functional Total                                      105,640   105,640       0
                                                       --------- --------- -------
HEALTH AND SOCIAL WELFARE
Advocate for Persons with Disabilities, Office of              0         0       0
Aging, Office for the                                     79,013    73,949  (5,064)
Children and Family Services, Office of                1,436,930 1,433,107  (3,823)
Health, Department of                                  8,389,276 8,805,317 416,041
                                                       --------- --------- -------
   Medical Assistance                                  7,513,997 7,952,997 439,000
   Medicaid Administration                               119,950   119,950       0
   All Other                                             755,329   732,370 (22,959)
Human Rights, Division of                                 13,142    12,813    (329)
Labor, Department of                                      16,176    16,072    (104)
Prevention of Domestic Violence, Office of                 2,415     2,415       0

           CASH DISBURSEMENTS BY FUNCTION - 2005-2006 - GENERAL FUND
                            (thousands of dollars)



                                                             First Quarterly  Mid-Year
                                                                 Update        Update    Change
                                                             --------------- ---------- --------
HEALTH AND SOCIAL WELFARE (Continued)
Temporary and Disability Assistance, Office of                  1,451,257     1,334,954 (116,303)
                                                               ----------    ---------- --------
   Welfare Assistance                                           1,000,969       883,166 (117,803)
   Welfare Administration                                         371,550       371,550        0
   All Other                                                       78,738        80,238    1,500
Welfare Inspector General, Office of                                  754           714      (40)
Workers' Compensation Board                                             0             0        0
                                                               ----------    ---------- --------
   Functional Total                                            11,388,963    11,679,341  290,378
                                                               ----------    ---------- --------
MENTAL HEALTH
Mental Health, Office of                                        1,344,801     1,359,137   14,336
Mental Hygiene, Department of                                           0             0        0
Mental Retardation and Developmental Disabilities, Office of      834,647       853,441   18,794
Alcohol and Substance Abuse Services, Office of                   298,292       299,084      792
Developmental Disabilities Planning Council                             0             0        0
Quality of Care for the Mentally Disabled, Commission on            4,363         4,363        0
                                                               ----------    ---------- --------
   Functional Total                                             2,482,103     2,516,025   33,922
                                                               ----------    ---------- --------
PUBLIC PROTECTION
Capital Defenders Office                                           10,916         4,500   (6,416)
Correction, Commission of                                           2,510         2,510        0
Correctional Services, Department of                            1,997,345     2,005,562    8,217
Crime Victims Board                                                 3,314         3,314        0
Criminal Justice Services, Division of                            106,356       105,131   (1,225)
Homeland Security                                                  64,219        81,883   17,664
Investigation, Temporary State Commission of                        3,463         3,376      (87)
Judicial Commissions                                                2,703         2,703        0
Military and Naval Affairs, Division of                            27,434        62,897   35,463
Parole, Division of                                               183,489       181,840   (1,649)
Probation and Correctional Alternatives, Division of               78,832        74,832   (4,000)
Public Security, Office of                                              0             0        0
State Police, Division of                                         446,935       445,713   (1,222)
                                                               ----------    ---------- --------
   Functional Total                                             2,927,516     2,974,261   46,745
                                                               ----------    ---------- --------
EDUCATION
Arts, Council on the                                               42,705        42,700       (5)
City University of New York                                       932,222       939,722    7,500
Education, Department of                                       15,083,613    15,083,775      162
                                                               ----------    ---------- --------
   School Aid                                                  13,494,028    13,494,028        0
   STAR Property Tax Relief                                             0             0        0
   Handicapped                                                    908,473       925,173   16,700
   All Other                                                      681,112       664,574  (16,538)
Higher Education Services Corporation                             889,478       889,478        0
State University Construction Fund                                      0             0        0
State University of New York                                    1,362,297     1,420,377   58,080
                                                               ----------    ---------- --------
   Functional Total                                            18,310,315    18,376,052   65,737
                                                               ----------    ---------- --------

           CASH DISBURSEMENTS BY FUNCTION - 2005-2006 - GENERAL FUND
                            (thousands of dollars)



                                          First
                                        Quarterly   Mid-Year
                                         Update      Update    Change
                                        ---------- ---------- -------
GENERAL GOVERNMENT
Audit and Control, Department of           167,367    164,914  (2,453)
Budget, Division of the                     28,185     31,630   3,445
Civil Service, Department of                24,199     23,599    (600)
Elections, State Board of                    4,094      4,094       0
Employee Relations, Office of                3,580      3,580       0
Executive Chamber                           15,480     15,480       0
General Services, Office of                148,686    160,312  11,626
Inspector General, Office of                 4,579      4,465    (114)
Law, Department of                         125,637    123,321  (2,316)
Lieutenant Governor, Office of the             485        485       0
Lottery, Division of                             0          0       0
Racing and Wagering Board, State                 0          0       0
Real Property Services, Office of           21,197     21,197       0
Regulatory Reform, Governor's Office of      3,554      3,554       0
State Labor Relations Board                  3,357      3,357       0
State, Department of                        20,523     20,955     432
Tax Appeals, Division of                     2,994      2,994       0
Taxation and Finance, Department of        306,876    304,876  (2,000)
Technology, Office for                      20,076     20,699     623
TSC Lobbying                                 1,409      1,409       0
Veterans Affairs, Division of               12,089     11,879    (210)
                                        ---------- ---------- -------
   Functional Total                        914,367    922,800   8,433
                                        ---------- ---------- -------
ALL OTHER CATEGORIES
Legislature                                206,730    206,730       0
Judiciary (excluding fringe benefits)    1,392,500  1,392,500       0
World Trade Center                               0          0       0
Local Government Assistance              1,028,900  1,028,900       0
Long-Term Debt Service                   1,699,633  1,712,542  12,909
Capital Projects                           214,395    214,395       0
General State Charges/Miscellaneous      5,258,286  5,247,678 (10,608)
                                        ---------- ---------- -------
   Functional Total                      9,800,444  9,802,745   2,301
                                        ---------- ---------- -------
TOTAL GENERAL FUND SPENDING             46,449,020 46,896,253 447,233
                                        ========== ========== =======



Source: NYS DOB

         CASH FLOW - HEALTH CARE REFORM ACT RESOURCES FUND - 2005-2006
                             (millions of dollars)



                                                   First    Second     Third      Fourth
                                                  Quarter  Quarter    Quarter     Quarter      Total
                                                  (Actual) (Actual) (Projected) (Projected) (Projected)
                                                  -------- -------- ----------- ----------- -----------
Opening fund balance (1)                            412       735        877          98         412
                                                    ===     =====      =====       =====       =====
Receipts:
Cigarette Taxes (2)                                 178       180        154         152         664
Miscellaneous Receipts                              489     1,445        758       2,694       5,386
                                                    ---     -----      -----       -----       -----
   Total receipts                                   667     1,625        912       2,846       6,050
                                                    ===     =====      =====       =====       =====
Disbursements:
Hospital Indigent Care Fund                         105       244        271         233         853
Professional Education/Graduate Medical Education    69       117         86         100         372
Elderly Pharmaceutical Insurance Coverage (EPIC)      0       268        136         135         539
Child Health Plus (CHP)                              59        94         90         101         344
Family Health Plus (FHP)                              0       140        146         153         439
Workforce Recruitment and Retention                  11        17        166         222         416
Public Health                                        20        37         44          41         142
Mental Health                                         7        28         32          20          87
Roswell Park Cancer Institute                        20        19          7          32          78
Physician Excess Medical Malpractice                  0         0          0          65          65
Transfer To Medicaid:
   Pharmacy Costs                                     0       183        309         256         748
   Physician Costs                                    0        27         53           6          86
   Health Insurance Demonstration Project             0        17         35          17          69
   Supplemental Medical Insurance                     0         0         34          34          68
   All Other Medicaid                                 0       221        127         201         549
All Other                                            53        71        155         189         468
                                                    ---     -----      -----       -----       -----
   Total disbursements                              344     1,483      1,691       1,805       5,323
                                                    ===     =====      =====       =====       =====
Change in fund balance                              323       142       (779)      1,041         727
                                                    ===     =====      =====       =====       =====
Closing fund balance                                735       877         98       1,139       1,139
                                                    ===     =====      =====       =====       =====



(1) The 2005-06 HCRA opening balance is increased by $248 million to reflect balances in existing HCRA special revenue funds that were previously reported elsewhere in the State Financial Plan.
(2) Includes a transfer of cigarette tax revenue from NYC, pursuant to statute.

Source: NYS DOB

Special Considerations

The Financial Plan is necessarily based upon forecasts of national and State economic activity. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and State economies. DOB believes that its current receipts and spending estimates related to the performance of the State and national economies are reasonable. However, there can be no assurance that actual results will not differ materially and adversely from the current forecast. For a discussion of additional risks to the Financial Plan, see the sections entitled "Financial Plan Reserves and Risks" and "Litigation" in this AIS Update.

GAAP-Basis Results for Prior Fiscal Years

(Reprinted from August 8, 2005 Update to the AIS)

The Comptroller prepares Basic Financial Statements on a GAAP basis for governments as promulgated by GASB. The Basic Financial Statements, released in July each year, include the Statement of Net Assets and Activities, the Balance Sheet and Statement of Revenues, Expenditures and Changes in Fund Balances for the Governmental Funds, the Statements of Net Assets, Revenues, Expenses and Changes in Fund Net Assets and Cash Flows for the Enterprise Funds, the Statements of Fiduciary Net Assets and Changes in Fiduciary Net Assets and the Combining Statements of Net Assets and Activities for Discretely Presented Component Units. These statements are audited by independent certified public accountants. The Comptroller also prepares and issues a Comprehensive Annual Financial Report, which includes a financial overview, the Basic Financial Statements, other supplementary information which includes individual fund combining statements, and a statistical section. For information regarding the State's accounting and financial reporting requirements, see the section in the AIS dated May 4, 2005 entitled "State Organization--Accounting, Financial Reporting and Budgeting."

Both the Basic Financial Statements and Comprehensive Annual Financial Reports for prior fiscal years can be obtained from the Office of the State Comptroller, 110 State Street, Albany, NY 12236 or at the OSC website at www.osc.state.ny.us. The following table summarizes recent governmental funds results on a GAAP basis.

               Comparison of Actual GAAP-Basis Operating Results
                               Surplus/(Deficit)
                             (millions of dollars)



                                                                       Accum.
                                                                       General
                           Special              Capital      All        Fund
                   General Revenue Debt Service Projects Governmental Surplus/
 Fiscal Year Ended  Fund    Funds     Funds      Funds      Funds     (Deficit)
 ----------------- ------- ------- ------------ -------- ------------ ---------
  March 31, 2005      827    833        361        89        2,110        546
  March 31, 2004    3,039   (578)       173       603        3,237       (281)
  March 31, 2003   (4,221)  (231)      (243)      391       (4,304)    (3,320)



Beginning with the fiscal year ended March 31, 2003, statements have been prepared in accordance with GASB 34. GASB 34 has significantly affected the accounting and financial reporting for all state and local governments. The new financial reporting model redefined the financial reporting model by changing its focus to major funds, rather than fund types, requiring a new section called management discussion and analysis (the "MD&A"), and containing new government-wide financial statements which includes all revenues and all costs of providing services each year. The new Basic Financial Statements and the MD&A are issued in place of the general purpose financial statements. The new statements also report on all current assets and liabilities and also long-term assets and liabilities, such as capital assets, including infrastructure (e.g., roads and bridges).

                             Summary of Net Assets
                             (millions of dollars)



                                             Business-    Total
                                Governmental    Type     Primary
              Fiscal Year Ended  Activities  Activities Government
              ----------------- ------------ ---------- ----------
               March 31, 2005      41,190      2,645      43,835
               March 31, 2004      39,086      2,088      41,174
               March 31, 2003      42,396      2,500      44,896



State Retirement Systems

General. The New York State and Local Retirement Systems (the "Systems") provide coverage for public employees of the State and its localities (except employees of New York City and teachers, who are covered by separate plans). The Systems comprise the New York State and Local Employees Retirement System and the New York State and Local Police and Fire Retirement System. The Comptroller is the administrative head of the Systems. State employees made up about 33 percent of the membership during the 2004-05 fiscal year. There were 2,992 other public employers participating in the Systems, including all cities and counties (except New York City), most towns, villages and school districts (with respect to non-teaching employees) and a large number of local authorities of the State.

As of March 31, 2005, 647,758 persons were members and 334,251 pensioners or beneficiaries were receiving benefits. The State Constitution considers membership in any State pension or retirement system to be a contractual relationship, the benefits of which shall not be diminished or impaired. Members cannot be required to begin making contributions or make increased contributions beyond what was required when membership began.

Contributions. Funding is provided in large part by employer and employee contributions. Employers contribute on the basis of the plan or plans they provide for members. Members joining since mid-1976, other than police and fire members, are required to contribute 3% of their salaries for their first 10 years of membership.

Legislation enacted in May 2003 realigned the Retirement Systems billing cycle to match governments' budget cycles and also instituted a minimum annual payment. The employer contribution for a given fiscal year will be based on the value of the pension fund and its liabilities on the prior April 1. In addition, employers are required to make a minimum contribution of at least 4.5% of payroll every year. Recent 2005 legislation allows the State to amortize certain 2005-06 amounts in excess of 9.5% of payroll.

Employer contributions due from the State for the fiscal year ending March 31, 2006, payable on July 1, 2005, totaled $945.8 million which included the first amortization payment from the 2005 bill of $64 million and was calculated assuming that the State will amortize $155 million of the 2006 bill over 10 years. The State paid this bill on July 1, 2005 with the exception of a portion of the payment for Judiciary personnel of $4.6 million which is due on March 1, 2006. Also on July 1, 2005, the State made an additional payment of $19.5 million to reduce its remaining retirement incentive costs and several other small costs. Estimated employer contributions due from the State for the fiscal year ending March 31, 2007, payable on September 1, 2006, total $1,087.3 million which includes the Judiciary bill.

Assets and Liabilities. Assets are held exclusively for the benefit of members, pensioners and beneficiaries. Investments for the Systems are made by the Comptroller as trustee of the Common Retirement Fund, a pooled investment vehicle. OSC reports that the net assets available for benefits as of March 31, 2005 were $128.0 billion (including $2.6 billion in receivables), an increase of $7.2 billion or 6.0 percent from the 2003-04 level of $120.8 billion, reflecting, in large part, equity market performance. OSC reports that the present value of anticipated benefits for current members, retirees, and beneficiaries increased from $140.2 billion on April 1, 2004 to $146.5 billion (including $55.2 billion for current retirees and beneficiaries) on April 1, 2005. The funding method used by the Systems anticipates that the net assets, plus future actuarially determined contributions, will be sufficient to pay for the anticipated benefits of current members, retirees and beneficiaries. Actuarially determined contributions are calculated using actuarial assets and the present value of anticipated benefits. Actuarial assets differed from net assets on April 1, 2005 in that amortized cost was used instead of market value for bonds and mortgages and the non-fixed investments utilized a smoothing method which recognized 20% of unexpected gain for the 2005 fiscal year. Actuarial assets increased from $117.5 billion on April 1, 2004 to $123.8 billion on April 1, 2005. The table that follows shows the actuarially determined contributions that have been made over the last seven years. See also "Contributions" above.

                   Net Assets Available for Benefits of the
                New York State and Local Retirement Systems(1)
                             (millions of dollars)



                Fiscal Year
                Ended                       Increase/(Decrease)
                March 31    Total Assets(2)   From Prior Year
                ----------- --------------- -------------------
                   1999         112,723              6.0
                   2000         128,889             14.3
                   2001         114,044            (11.5)
                   2002         112,725             (1.2)
                   2003          97,373            (13.6)
                   2004         120,799             24.1
                   2005         128,038              6.0



Sources: State and Local Retirement Systems.

(1) Includes relatively small amounts held under Group Life Insurance Plan. Includes some employer contribution receivables. Fiscal year ending
    March 31, 2005 includes approximately $2.6 billion of receivables.
(2) Includes certain accrued employer contributions to be paid with respect to service rendered during fiscal years other than the year shown.

                          Contributions and Benefits
                  New York State and Local Retirement Systems
                             (millions of dollars)



                             Contributions Recorded
                  ---------------------------------------------
                       All                                       Total
Fiscal Year Ended Participating    Local                        Benefits
March 31          Employers(1)  Employers(1) State(1) Employees Paid(2)
----------------- ------------- ------------ -------- --------- --------
      1999              292          156        136      400     3,570
      2000              165           11        154      423     3,787
      2001              215          112        103      319     4,267
      2002              264          199         65      210     4,576
      2003              652          378        274      219     5,030
      2004            1,287          832        455      222     5,424
      2005            2,965        1,877      1,088      227     5,691

--------

(1) Includes employer premiums to Group Life Insurance Plan.
(2) Includes payments from Group Life Insurance Plan.

                 [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

Litigation

State Finance Policies

In Consumers Union of U.S., Inc. v. State, plaintiffs challenge the constitutionality of those portions of Chapter 1 of the Laws of 2002 which relate to the authorization of the conversion of Empire Health Choice, d/b/a Empire Blue Cross and Blue Shield from a not-for-profit corporation to a for-profit corporation. Chapter 1 requires, in part, that upon such conversion, assets representing 95 percent of the fair market value of the not-for-profit corporation be transferred to a fund designated as the "public asset fund" to be used for the purpose set forth in (S)7317 of the Insurance Law. The State and private defendants have separately moved to dismiss the complaint. On November 6, 2002, the Supreme Court, New York County, granted a temporary restraining order, directing that the proceeds from the initial public offering of the for-profit corporation be deposited with the State Comptroller in an interest-bearing account, pending the hearing of a motion for a preliminary injunction, which was returnable simultaneously with the motions to dismiss, on November 26, 2002.

By decision dated February 28, 2003, the Supreme Court, New York County, granted the defendants' motions to dismiss. In its decision, the court also granted plaintiffs leave to amend their complaint to assert a new cause of action and deferred decision on plaintiffs' motion for a preliminary injunction. The plaintiffs and defendants have appealed from the February 28, 2003 decision. Plaintiffs served an amended complaint on April 1, 2003. On April 15, 2003, the defendants moved to dismiss the amended complaint.

By decision dated October 1, 2003, the court denied defendants' motions to dismiss, except for the motions to dismiss brought by the individually named members of the board of directors of Empire Healthchoice, Inc. The court also declined to vacate the temporary restraining order directing that the proceeds from the initial public offering of the for-profit corporation be deposited with the State Comptroller in an interest-bearing account. The defendants appealed from the October 1, 2003 decision.

By decision and order dated May 20, 2004, the Appellate Division, First Department affirmed the dismissal of plaintiff's original complaint but also affirmed the denial of defendants' motion to dismiss the amended claim. The State, the other defendants and the plaintiffs moved in the Appellate Division, First Department, for leave to appeal to the Court of Appeals. On October 12, 2004, the First Department granted leave to appeal. By decision dated June 20, 2005, the Court of Appeals dismissed all of plaintiff's claims. On July 7, 2005, a judgment was entered in favor of defendants in Supreme Court, New York County. Prior to November 2, 2005, the time in which plaintiffs may seek any further appeals expired.

Gaming. In Dalton, et al. v. Pataki, et al. and Karr v. Pataki, et al., plaintiffs seek a judgment declaring as unconstitutional, under provisions of the Constitutions of the United States and the State, parts B, C and D of Chapter 383 of the Laws of 2001, which respectively authorize (1) the governor to enter into tribal-state compacts for the operation by Indian tribes of gambling casinos in certain areas of the State, (2) the Division of the Lottery to license the operation of VLTs at certain race tracks in the State and
(3) the Division of the Lottery to enter into a joint, multi-jurisdiction and out-of-state lottery. Plaintiffs also seek to enjoin defendants from taking any action to implement the provisions of Chapter 383.

By opinion and order entered July 7, 2004, the Appellate Division, Third Department, upheld the constitutionality of tribal-state compacts and the joint, multi-jurisdiction and out of State lottery. The Appellate Division held that the statute authorizing the Division of the Lottery to license the operation of VLTs at certain racetracks in the State violated the provisions of the State Constitution that require the net proceeds of State-operated lotteries be applied exclusively to or in aid or support of education in this State as the Legislature may prescribe. The State, certain other defendants, and the plaintiffs in both Dalton, et al. v. Pataki, et al. and Karr v. Pataki, et al. have appealed to the Court of Appeals from this order. In an opinion dated May 3, 2005, the Court of Appeals modified the July 7, 2004 opinion and order and declared parts B, C and D of Chapter 383 of the Laws of 2001 constitutional. On July 6, 2005, the Court of Appeals denied the plaintiffs' motions for reargument in both cases. On September 15, 2005, Plaintiffs filed for certiorari before the United States Supreme Court on that portion of the Court of Appeals decision relating to tribal-State compacts.

Real Property Claims. On March 4, 1985 in Oneida Indian Nation of New York, et al. v. County of Oneida, the United States Supreme Court affirmed a judgment of the United States Court of Appeals for the Second Circuit holding that the Oneida Indians have a common-law right of action against Madison and Oneida counties for wrongful possession of 872 acres of land illegally sold to the State in 1795. At the same time, however, the Court reversed the Second Circuit by holding that a third-party claim by the counties against the State for indemnification was not properly before the Federal courts. The case was remanded to the District Court for an assessment of damages, which action is still pending. The counties may still seek indemnification in the State courts.

In 1998, the United States filed a complaint in intervention in Oneida Indian Nation of New York. In December 1998, both the United States and the tribal plaintiffs moved for leave to amend their complaints to assert claims for 250,000 acres, including both monetary damages and ejectment, to add the State as a defendant, and to certify a class made up of all individuals who currently purport to hold title within the affected 250,000 acre area. On September 25, 2000, the District Court granted the motion to amend the complaint to the extent that it sought to add the State as a defendant and to assert money damages with respect to the 250,000 acres and denied the motion to certify a class of individual landowners and to seek the remedy of ejectment.

In a decision dated March 29, 2002, the District Court granted, in part, plaintiffs' motion to strike the State's defenses and counterclaims. The defenses that were dismissed may not be asserted as to liability, but may still be asserted with respect to damages. The District Court also denied the State's motion to dismiss for failure to join indispensable parties.

On December 7, 2004, settlement agreements were signed between the State, the Oneidas of Wisconsin and the Stockbridge-Munsee Tribe, which contemplated the extinguishment of all Oneida and other Indian claims in the tract at issue in this litigation. Although the agreements provided for monetary payment, transfers of lands and other consideration to non-signatory tribal plaintiffs, these agreements were not signed by the United States, the Oneidas of New York, the Oneidas of the Thames Band or the New York Brothertown. The settlement agreements required the passage of State and Federal legislation by September 1, 2005 in order to become effective, unless the parties agreed to an extension of time. No such legislation was enacted and no extension of time was agreed upon. On August 18, 2005, the District Court stayed all further proceedings in this case until it is known whether the plaintiffs in the Cayuga Indian Nation of New York case will ask the United States Supreme Court to review the Second Circuit's June 28, 2005 decision. Proceedings in this case will be stayed until the Supreme Court either declines to review the Second Circuit's decision or issues an opinion in that case.

Other Indian land claims include Cayuga Indian Nation of New York v. Cuomo, et al. and Canadian St. Regis Band of Mohawk Indians, et al. v. State of New York, et al., both in the United States District Court for the Northern District of New York and Seneca Nation of Indians, et al. v. State, et al., in the United States District Court for the Western District of New York and the Onondaga Nation v. The State of New York, et al.

In the Seneca Nation of Indians case, plaintiffs seek monetary damages and ejectment with regard to their claim of ownership of certain islands in the Niagara River and the New York State Thruway right of way where the Thruway crosses the Cattaraugus reservation in Erie and Chautauqua Counties. By order dated November 17, 1999, the District Court confirmed the July 12, 1999 magistrate's report, which recommended granting the State's motion to dismiss that portion of the action relating to the Thruway right of way and denying the State's motion to dismiss the Federal government's damage claims. By decision and order dated June 21, 2002, the District Court granted summary judgment to defendants dismissing that portion of the action relating to the islands in the Niagara River. A judgment entered June 21, 2002 dismissed all aspects of this action. Plaintiffs appealed from the judgment to the U.S. Court of Appeals for the Second Circuit. By decision dated September 9, 2004, the Second Circuit affirmed the judgment of the District Court. Plaintiffs have petitioned the Second Circuit for rehearing en banc. On July 8, 2005, the Second Circuit denied the United States' motion for rehearing en banc.

In the Canadian St. Regis Band of Mohawk Indians case, plaintiffs seek ejectment and monetary damages with respect to their claim that approximately 15,000 acres in Franklin and St. Lawrence Counties were illegally transferred from their predecessors-in-interest. By decision dated July 28, 2003, the District Court granted, in most respects, a motion by plaintiffs to strike defenses and dismiss counterclaims contained in defendants' answers. By decision dated October 20, 2003, the District Court denied the States motion for reconsideration of that portion of the July 28, 2003 decision which struck a counterclaim against the United States for contribution. On November 29, 2004, the plaintiff tribal entities, with one exception, approved a settlement proposed by the State, which would require enactment of State and Federal legislation to become effective. The plaintiff tribal entity that did not approve the proposed settlement on November 29, 2004, subsequently expressed its approval. A bill that would implement the terms of the Haudenosaunee-Mohawk settlement agreement has been passed by the New York State Assembly and awaits action by the New York State Senate. On August 12, 2005, the District Court stayed all further proceedings in this case until February 15, 2006 subject to possible extension.

In the Cayuga Indian Nation of New York case, plaintiffs seek monetary damages for their claim that approximately 64,000 acres in Seneca and Cayuga Counties were illegally purchased by the State in 1795. Prior to trial, the court held that plaintiffs were not entitled to seek the remedy of ejectment. In October 1999, the District Court granted the Federal government's motion to have the State held liable for any damages owed to the plaintiffs. In February 2000, at the conclusion of the damages phase of the trial of this case, a jury verdict of $35 million in damages plus $1.9 million representing the fair rental value of the tract at issue was rendered against the defendants. By decision and judgment dated October 2, 2001, the District Court also granted plaintiffs $211 million in prejudgment interest. The State has appealed from the judgment to the United States Court of Appeals for the Second Circuit. Following argument of the appeal, the Second Circuit requested that the parties brief the Court on the impact of the decision of the United States Supreme Court in City of Sherrill v. Oneida Indian Nation of New York et al., a case to which the State is not a named party, in which the Unites States Supreme Court has held that parcels of land recently acquired by the Oneida Indian Nation of New York within the 1788 reservation boundaries are subject to local property taxation. On October 1, 2004, the State filed an action in the District Court for the Northern District Court under the Federal Tort Claims Act, seeking contribution from the United States toward the $248 million judgment and post-judgment interest. On June 28, 2005, the Second Circuit held that plaintiffs' possessory land claim is subject to the defense of laches and is barred on that basis. The Court reversed the judgment of the District Court and entered judgment for defendants. On September 8, 2005 the Second Circuit denied plaintiff's motion for reconsideration and en banc review.

Settlements were signed by the Governor of the State with the Chief of the Seneca-Cayuga Tribe of Oklahoma on November 12, 2004 and with the Cayuga Indian nation of New York on November 17, 2004, which, in part, required enactment of State and Federal legislation by September 1, 2005 in order to become effective, unless the parties agreed to an extension of time. These agreements provided for differential payments to be made to the plaintiff tribes, based upon the outcome of the appeal then pending in the Second Circuit. No legislation was enacted by September 1, 2005 and no extension of time was agreed upon.

In The Onondaga Nation v. The State of New York, et al., plaintiff seeks a judgment declaring that certain lands allegedly constituting the aboriginal territory of the Onondaga Nation within the State are the property of the Onondaga Nation and the Haudenosaunee, or "Six Nations Iroquois Confederacy," and that conveyances of portions of that land pursuant to treaties during the period 1788 to 1822 are null and void. The "aboriginal territory" described in the complaint consists of an area or strip of land running generally north and south from the St. Lawrence River in the north, along the east side of Lake Ontario, and south as far as the Pennsylvania border, varying in width from about 10 miles to more than 40 miles, including the area constituting the City of Syracuse. On October 28, 2005, the District Court stayed all further proceedings in this case until it is known whether the plaintiffs in the Cayuga Indian Nation of New York case will ask the United States Supreme Court to review the Second Circuit's June 28, 2005 decision. Proceedings in this case will be stayed until the Supreme Court either declines to review the Second Circuit's decision or issues an opinion in that case.

State Programs

Medicaid. There are numerous cases in which nursing homes have challenged the statutory provisions setting the reimbursement methodology pursuant to which they receive Medicaid payments, including New York State Health Facilities Association, et al. v. DeBuono, et al., St. Luke's Nursing Center, et al. v. DeBuono, et al., New York Association of Homes and Services for the Aging v. DeBuono, et al. (six cases); and Matter of Nazareth Home of the Franciscan Sisters, et al. v. Novello. Plaintiffs allege that the changes in methodologies have been adopted in violation of procedural and substantive requirements of State and Federal law.

In New York Association of Homes and Services for the Aging v. DeBuono, et al., the United States District Court for the Northern District of New York dismissed plaintiffs' complaint by order dated May 19, 2004. Plaintiffs have appealed to the Second Circuit Court of Appeals. Several related State Court cases involving the same parties and issues have been held in abeyance pending the result of the litigation in Federal Court.

In Matter of Nazareth Home of the Franciscan Sisters, et al. v. Novello, the Supreme Court, Erie County, dismissed the petition by decision, order and judgment dated December 22, 2004. By order entered September 30, 2005, the Supreme Court, Appellate Division, Fourth Department affirmed the decision of the lower court.

PART C. OTHER INFORMATION

Item 23. Exhibits.

         All Exhibits listed below have been previously filed and are incorporated herein by reference, except Exhibits marked with an asterisk (*), which are filed herewith.

(a) Articles Supplementary dated May 24, 1999. (Incorporated by reference to Registrant's Post-Effective Amendment No. 35 filed on May 28, 1999.)

(a)(1) Amended and Restated Articles of Incorporation of Registrant. (Incorporated by reference to Registrant's Post-Effective Amendment No. 30 filed on January 29, 1997.)


(b)      *Amended and Restated By-laws of the Registrant.


(c) Copy of Specimen certificate of Capital Stock for Class D Shares. (Incorporated by reference to Registrant's Post-Effective Amendment No. 31 filed on January 27, 1998.)

(d) Management Agreement between the Registrant and J. & W. Seligman & Co. Incorporated. (Incorporated by reference to Registrant's
         Post-Effective Amendment No. 30 filed on January 29, 1997.)

(e) Addendum to Sales/Bank Agreement. (Incorporated by reference to Registrant's Post-Effective Amendment No. 57 to the Registration Statement of Seligman Capital Fund, Inc. (File No. 811-1886) filed on May 28, 1999.)

(e)(1) Form of Bank Agreement between Seligman Advisors, Inc. and Banks. (Incorporated by reference to Registrant's Post-Effective Amendment No. 57 to the Registration Statement of Seligman Capital Fund, Inc. (File No. 811-1886) filed on May 28, 1999.)

(e)(2) Distributing Agreement between Registrant and Seligman Advisors, Inc. (Incorporated by reference to Registrant's Post-Effective Amendment No. 30 filed on January 29, 1997.)

(e)(3) Sales Agreement between Seligman Advisors, Inc. and Dealers. (Incorporated by reference to Registrant's Post-Effective Amendment No. 30 filed on January 29, 1997.)

(e)(4) Form of Amended Sales Agreement between Seligman Advisors, Inc. and Dealers. (Incorporated by reference to Registrant's Post-Effective Amendment No. 39 filed on January 28, 2003.)

(f) Matched Accumulation Plan of J. & W. Seligman & Co. Incorporated. (Incorporated by reference to Registrant's Post-Effective Amendment No. 30 filed on January 29, 1997.)

(f)(1) Deferred Compensation Plan for Directors. (Incorporated by reference to Exhibit (f) of Post-Effective Amendment No. 1 of the Registration Statement of Seligman LaSalle Real Estate Fund Series, Inc. (File No. 811-21365) filed on July 9, 2003.)

(g) Custodian Agreement between Registrant and Investors Fiduciary Trust Company. (Incorporated by reference to Registrant's Post-Effective Amendment No. 30 filed on January 29, 1997.)

(h)      Not applicable.

(i) Opinion and Consent of Counsel in respect of Class C shares. (Incorporated by reference to Registrant's Post-Effective Amendment No. 35 filed on May 28, 1999.)

(i)(1) Opinion and Consent of Counsel. (Incorporated by reference to Registrant's Post-Effective Amendment No. 30 filed on January 29, 1997.)

(j)      *Consent of Independent Registered Public Accounting Firm.

(j)(1)   *Consent of Colorado Counsel.

(j)(2)   *Consent of Georgia Counsel.

(j)(3)   *Consent of Louisiana Counsel.

(j)(4)   *Consent of Maryland Counsel.


(j)(5)   *Opinion and Consent of Massachusetts Counsel.


(j)(6)   *Consent of Michigan Counsel.

(j)(7)   *Consent of Minnesota Counsel.

(j)(8)   *Consent of Missouri Counsel.


(j)(9)   *Consent of New York Counsel.


(j)(10)  *Consent of Ohio Counsel.

(j)(11)  *Opinion and Consent of Oregon Counsel.

(j)(12)  *Consent of South Carolina Counsel.

(k)      Not applicable.

(l) Form of Purchase Agreement for Initial Capital for Class C shares. (Incorporated by reference to Registrant's Post-Effective Amendment No. 35 filed on May 28, 1999.)

(l)(1) Purchase Agreement for Initial Capital for Class D shares. (Incorporated by reference to Registrant's Post-Effective Amendment No. 30 filed on January 29, 1997.)

(m) Amended Administration, Shareholder Services and Distribution Plan of the Registrant. (Incorporated by reference to Registrant's Post-Effective Amendment No. 35 filed on May 28, 1999.)

(m)(1) Amended Administration, Shareholder Services and Distribution Agreement between Seligman Advisors, Inc. and Dealers. (Incorporated by reference to Post-Effective Amendment No. 57 to the Registration Statement of Seligman Capital Fund, Inc. (File No. 811-1886) filed on May 28, 1999.)

(m)(2) Amended Administration, Shareholder Services and Distribution Plan of the Registrant. (Incorporated by reference to Registrant's Post-Effective Amendment No. 39 filed on January 28, 2003.)


(m)(3) Form of Services Agreement between Morgan Stanley Dean Witter, Inc. and Seligman Advisors, Inc. (Incorporated by reference to Exhibit
         (m)(3) of Post-Effective Amendment No. 1 to the Registration Statement of Seligman LaSalle Real Estate Fund Series, Inc. (File No. 811-21365) filed on July 9, 2003.)



(m)(4) Form of Selected Dealer Agreement between Merrill Lynch Pierce, Fenner & Smith, Incorporated and Seligman Advisors, Inc. (Incorporated by reference to Exhibit (m)(4) of Post-Effective Amendment No. 1 to the Registration Statement of Seligman LaSalle Real Estate Fund Series, Inc. (File No. 811-21365) filed on July 9, 2003.)



(m)(5) Form of Services Agreement between CIBC Oppenheimer & Co., Inc and Seligman Advisors, Inc. (Incorporated by reference to Exhibit (m)(5) of Post-Effective Amendment No. 1 to the Registration Statement of Seligman LaSalle Real Estate Fund Series, Inc. (File No. 811-21365) filed on July 9, 2003.)

(m)(6) Form of Services Agreement between Paine Webber Incorporated and Seligman Advisors, Inc. (Incorporated by reference to Exhibit (m)(6) of Post-Effective Amendment No. 1 to the Registration Statement of Seligman LaSalle Real Estate Fund Series, Inc. (File No. 811-21365) filed on July 9, 2003.)

(m)(7) Form of Services Agreement among Fidelity Brokerage Services, LLC, National Financial Services, LLC, Seligman Advisors, Inc. and Seligman Data Corp. (Incorporated by reference to Exhibit (m)(7) of Post-Effective Amendment No. 1 to the Registration Statement of Seligman LaSalle Real Estate Fund Series, Inc. (File No. 811-21365) filed on July 9, 2003.)


(m)(8) Participation Agreement between Salomon Smith Barney Inc. and Seligman Advisors, Inc. (Incorporated by reference to Registrant's Post-Effective Amendment No. 42 filed on January 28, 2005.)


(m)(9) Form of Services Agreement between Charles Schwab & Co., Inc., the Registrant, Seligman Advisors, Inc. and Seligman Data Corp. (Incorporated by reference to Exhibit (m)(9) of Post-Effective Amendment No. 1 to the Registration Statement of Seligman LaSalle Real Estate Fund Series, Inc. (File No. 811-21365) filed on July 9, 2003.)

(m)(10) Form of Mutual Fund Dealer Agreement between Seligman Advisors, Inc. and Smith Barney Inc. (Incorporated by reference to Exhibit (m)(10) of Post-Effective Amendment No. 1 to the Registration Statement of Seligman LaSalle Real Estate Fund Series, Inc. (File No. 811-21365) filed on July 9, 2003.)

(n) Rule 18f-3 Plan. Plan of Multiple Classes of Shares (three Classes) pursuant to Rule 18f-3 under the Investment Company Act of 1940. (Incorporated by reference to Registrant's Post-Effective Amendment No. 35 filed on May 28, 1999.)


(p) Code of Ethics of the Registrant and J. & W. Seligman & Co. Incorporated, Seligman Advisors, Inc. and affiliates. (Incorporated by reference to Registrant's Post-Effective Amendment No. 42 filed on January 28, 2005.)



(Other Exhibits:) (a) Power of Attorney for Leroy C. Richie. (Incorporated by


                  reference to Registrant's Post-Effective Amendment No. 38


                  filed on January 28, 2002.)



                  (b) Powers of Attorney. (Incorporated by reference to


                  Registrant's Post-Effective Amendment No. 31 filed on


                  January 27, 1998.)


Item 24. Persons Controlled by or Under Common Control with Registrant. None.


Item 25. Indemnification. Reference is made to the provisions of Articles Twelfth and Thirteenth of Registrant's Amended and Restated Articles of Incorporation filed as Exhibit 24(b)(1) to Registrant's Post-Effective Amendment No. 30 to the Registration Statement and Article Tenth of Registrant's Amended and Restated By-laws filed herewith.



         Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised by the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act as is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26. Business and Other Connections of Investment Adviser. J. & W. Seligman & Co. Incorporated, a Delaware corporation ("Seligman"), is the Registrant's investment manager and is an investment adviser registered under the Investment Advisors Act of 1940, as amended. The list required by this Item 26 of officers and directors of Seligman, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two fiscal years, is as follows (The principal business address of all Seligman companies is 100 Park Avenue, New York, NY 10017):



         John H. Clark


         J. & W. Seligman & Co. Incorporated - Director & Chief Administrative Officer (2004-) & Managing Director (1999-)


         Seligman Data Corp. - President (1997-), Director (1996-)


         Seligman Advisors, Inc. - Director (2004-)


         Seligman Services, Inc. - Director (2004-)



         John B. Cunningham


         J. & W. Seligman & Co. Incorporated - Managing Director, Chief Investment Officer & Portfolio Manager (2004-)


         Salomon Brothers Asset Management - Managing Director & Senior
         Portfolio


         Manager (1991-2004); 399 Park Avenue, New York, NY 10022



         Neil T. Eigen


         J. & W. Seligman & Co. Incorporated - 1997 - Director (2004-), Managing Director & Portfolio Manager (1997-)


         Seligman Advisors, Inc. - Director (2004-)


         Seligman Services, Inc. - Director (2004-)



         Charles W. Kadlec


         J. & W. Seligman & Co. Incorporated - 1985 - Director (2004-), Managing Director (1991-) & Portfolio Manager (2000-)


         Seligman Advisors, Inc. - President (2005), Director (2004-), Executive Vice


         President (2004) & Chief Investment Strategist (1993-2004)


         Seligman Services, Inc. - Director & President (2004-)



         J. Eric Misenheimer


         J. & W. Seligman & Co. Incorporated - 2005 - Senior Vice President & Portfolio Manager


         Northern Trust - Senior Vice President & Portfolio Manager (1999-2005); 50 South LaSalle Street,


         Chicago, IL 60675



         Thomas G. Moles


         J. & W. Seligman & Co. Incorporated - 1983 - Director, Managing Director & Portfolio Manager (1990-)


         Seligman Advisors, Inc. - Director (1990-)


         Seligman Services, Inc. - Director (1994-) & Vice President (1996-)



         William C. Morris


         J. & W. Seligman & Co. Incorporated - Chairman & Director (1988-)


         Seligman Services, Inc. - Chairman & Director (1994-)


         Seligman Advisors, Inc. - Chairman & Director (1989-)


         Seligman Data Corp. - Director (1989-)


         Carbo Ceramics, Inc. - Chairman & Director (1987-); 6565 MacArthur Blvd, Irving, TX 75039


         Kerr-McGee, Corp. - Director (1977-2003); 123 Robert S. Kerr Avenue, Oklahoma City, OK 73102



         Frank J. Nasta


         J. & W. Seligman & Co. Incorporated - 1993 - Director (2004-) & Managing Director (2003-),


         General Counsel (1999-), Corporate Secretary (1995-) & Senior Vice President (1996-2002)


         Seligman Services, Inc. - Director (2004-) & Corporate Secretary
         (1995-)


         Seligman Advisors, Inc. - Director (2004-) & Corporate Secretary
         (1995-)


         Seligman Data Corp. - Corporate Secretary (1994-)

         Albert A. Pisano


         J. & W. Seligman & Co. Incorporated - Chief Compliance Officer (2004-), Senior Vice President (2005-),


         Vice President & Director of Compliance (1998-2004)


         Seligman Advisors, Inc. - Chief Compliance Officer (2004-), Senior Vice President (4/2005-),


         Vice President (1998-3/2005) & Director of Compliance (1998-2004)


         Seligman Services, Inc. - Chief Compliance Officer (2004-), Senior Vice President (4/2005-),


         Vice President (1998-3/2005) & Director of Compliance (1998-2004)



         Rodney G.D. Smith


         J. & W. Seligman & Co. Incorporated - Director & Managing Director (1997-)


         Seligman Advisors, Inc. - Director (2004-)


         Seligman Services, Inc. - Director (2004-)



         David F. Stein


         J. & W. Seligman & Co. Incorporated - 1990 - Director - (1990-) & Vice Chairman (1996-)


         Seligman Services, Inc. - Director (1994-), President (2001-2004)


         Seligman Advisors, Inc. - Director (1990-)



         Paul H. Wick


         J. & W. Seligman & Co. Incorporated -1987 - Director (1997-), Managing Director & Portfolio Manager (1995-)


         Seligman Advisors, Inc. - Director (2004-)


         Seligman Services, Inc. - Director (2004-)



         Brian T. Zino


         J. & W. Seligman & Co. Incorporated - 1982 - Director (1987-) & President (1996-)


         Seligman Services, Inc. - Director (1994-)


         Seligman Advisors, Inc. - Director (1988-)


         Seligman Data Corp. - Chairman (1987-) & Director (1986-)


Item 27. Principal Underwriters.


(a) The names of each investment company (other than the Registrant) for which each principal underwriter currently distributing securities of the Registrant also acts as a principal underwriter are: Seligman Capital Fund, Inc. Seligman Cash Management Fund, Inc., Seligman Common Stock Fund, Inc., Seligman Communications and Information Fund, Inc., Seligman Frontier Fund, Inc., Seligman Growth Fund, Inc., Seligman Global Fund Series, Inc., Seligman High Income Fund, Inc., Seligman Income and Growth Fund, Inc., Seligman Investment Grade Fixed Income Fund, Inc., Seligman LaSalle Real Estate Fund Series, Inc., Seligman Municipal Series Trust, Seligman New Jersey Municipal Fund, Inc., Seligman Pennsylvania Municipal Fund Series, Seligman Portfolios, Inc., Seligman TargetHorizon ETF Portfolios, Inc., Seligman Time Horizon/Harvester Series, Inc., Seligman Value Fund Series, Inc.


(b) Name of each director, officer or partner of Registrant's principal underwriter named in response to Item 20.

                           Seligman Advisors, Inc.
                           As of January 3, 2006
       (1)                           (2)                       (3)
 Name and Principal         Positions and Offices     Positions and Offices
 Business Address              with Underwriter          with Registrant
 ------------------         ---------------------     ---------------------
 William C. Morris*        Chairman of the Board     Chairman of the Board
                           and Director
 Brian T. Zino*            Director                  President, Director and
                                                     Chief Executive Officer
 David F. Stein*           Director                  None
 Rodney G.D. Smith*        Director                  None
 Charles W. Kadlec*        President and Director    None
 Richard M. Potocki*       Managing Director,        None
                           Director of Sales
 Jonathan G. Evans*        Managing Director, Sales  None
 Bruce M. Tuckey*          Managing Director, Sales  None
 Andrew S. Veasy*          Managing Director, Sales  None
 Thomas G. Rose*           Senior Vice President,    Vice President
                           Finance
 James R. Besher*          Senior Vice President,    None
                           Regional Sales Director
 Gerald I. Cetrulo, III*   Senior Vice President,    None
                           Sales
 Arthur A. Condron*        Senior Vice President,    None
                           Offshore Sales and
                           Administration
 Jeffrey S. Dean*          Senior Vice President,    None
                           Director of Operations
                           and Business Planning
 Kenneth J. Dougherty*     Senior Vice President,    None
                           Sales
 T. Wayne Knowles*         Senior Vice President,    None
                           Divisional Sales Director
 Michelle L. McCann-Rappa* Senior Vice President,    None
                           Director of Marketing
 Ronald W. Pond*           Senior Vice President,    None
                           Divisional Sales Director
 Thomas P. Parnell*        Senior Vice President,
                           Sales
 J. Jeffery Rold*          Senior Vice President,    None
                           Divisional Sales Director
 Jeffery C. Pleet*         Senior Vice President,    None
                           Regional Retirement
                           Plans Manager
 James C. Taylor*          Senior Vice President,    None
                           Sales
 Mason S. Flinn*           Senior Vice President,    None
                           National Sales Manager
                           of Retirement Plans
 Judith L. Lyon*           Senior Vice President,    None
                           Sales
 Joseph J. Williams, Jr.*  Senior Vice President,    None
                           Sales
 John H. Perucki*          Senior Vice President,    None
                           Regional Sales
 Marcie L. Blanco*         Vice President,           None
                           Retirement Plans Manager
 Matthew K. Scott*         Vice President,           None
                           Retirement Plans Manager
 Daniel R. Molloy*         Vice President,           None
                           Retirement Plans Manager
 Emily H. Calcagno*        Vice President, National  None
                           Accounts
 Nicole C. Grogan*         Vice President, Manager,  None
                           Sales Administration and
                           Planning Managed Money
 Peter J. Campagna*        Vice President,           None
                           Portfolio Advisory,
                           Managed Money
 Dina L. Cutrone*          Vice President,           None
                           Retirement Marketing
 Helen Delman*             Vice President, Product   None
                           Manager
 Matthew Witschel*         Vice President, Manager   None
                           of Internal Sales
 Steven J. Ralff*          Vice President, Product   None
                           Manager
 Paula A. Smith*           Senior Vice President,    None
                           Product Manager

                           Seligman Advisors, Inc.
                           As of January 3, 2006
       (1)                           (2)                       (3)
 Name and Principal         Positions and Offices     Positions and Offices
 Business Address              with Underwriter          with Registrant
 ------------------         ---------------------     ---------------------
 John T. Szwed*            Vice President, Product   None
                           Manager
 Gary A. Terpening*        Vice President, Director  None
                           of Business Development
 Edward W. Urban*          Vice President, Product   None
                           Manager
 William DeSanto*          Senior Vice President,    None
                           Director of Product
                           Management
 Sean C. Hausman*          Vice President, Regional  None
                           Sales
 Brian C. Kelleher*        Vice President, Regional  None
                           Sales
 Michael Loftus*           Vice President, Regional  None
                           Sales
 John Kielmeyer*           Vice President, Regional  None
                           Sales
 Jennifer Danzi*           Vice President, Regional  None
                           Sales
 Frank J. Nasta*           Corporate Secretary       Secretary
 Paul B. Goucher*          Assistant Corporate       None
                           Secretary
 Jennifer G. Muzzey*       Assistant Corporate       None
                           Secretary
 Albert A. Pisano*         Senior Vice President,    None
                           Chief Compliance Officer
 Katherine J. Shetler*     Vice President and        None
                           Treasurer
 Julie S. Rosenberg*       Assistant Treasurer       None
 Lawrence P. Vogel*        Assistant Treasurer       Vice President and
                                                     Treasurer
 Richard C. Dluzniewski*   Assistant Treasurer       None
 Jennie Haluska*           Assistant Treasurer       None
 Sandra G. Stephens*       Assistant Vice            None
                           President, Order Desk
 Keith R. Landry*          Vice President, Manager,  None
                           Order Desk
 Karen Billias*            Vice President,           None
                           Retirement Consultant,
                           Desk Manager
 Seth J. Barron*           Assistant Vice            None
                           President, Wealth
                           Management Services
 Michael J. Ferry*         Vice President, Regional  None
                           Retirement Plans Manager
 Lisa M. MacDonald*        Assistant Vice            None
                           President, Sales
                           Administration and
                           Planning
 Oscar Lagos*              Assistant Vice            None
                           President, Operations


* The principal business address of each of these directors and/or officers is 100 Park Avenue, New York, NY 10017.

(c)      Not Applicable.

Item 28. Location of Accounts and Records. The accounts, books and documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are kept in the possession of J. & W. Seligman & Co. Incorporated at its offices at 100 Park Avenue, New York, NY 10017 or at the following locations: (1) State Street Bank and Trust Company, 801 Pennsylvania, Kansas City, MO 64105, custodian of the Registrant's cash and securities and agent performing certain accounting and record-keeping functions relating to portfolio transactions and calculating the net asset value of the Registrant, and (2) Seligman Data Corp., 100 Park Avenue, New York, NY 10017, shareholder service agent, who maintains shareholder records for the Registrant.

Item 29. Management Services. Not Applicable.

Item 30. Undertakings. Not Applicable.

                                  SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment No. 43 to its Registration Statement under Rule 485(b) of the Securities Act of 1933, as amended, and has duly caused this Post-Effective Amendment No. 43 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on the 27th day of January, 2006.

                                              SELIGMAN MUNICIPAL FUND
                                              SERIES, INC.

                                              By: /s/ Brian T. Zino
                                                  -------------------------
                                                  Brian T. Zino, President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 43 has been signed below by the following persons in the capacities indicated on January 27, 2006.

Signature                        Title
---------                        -----
/s/ Brian T. Zino                President, Director andChief Executive Officer
---------------------            (Principal Executive Officer)
Brian T. Zino

/s/ William C. Morris
---------------------            Chairman of the Board and Director
William C. Morris

/s/ Lawrence P. Vogel            Treasurer (Principal Financial and
---------------------            Accounting Officer)
Lawrence P. Vogel

John R. Galvin, Director     )
Alice S. Ilchman, Director   )
Frank A. McPherson, Director )   /s/ Brian T. Zino
Betsy S. Michel, Director    )   ---------------------------------
Leroy C. Richie, Director    )   Brian T. Zino, Attorney in Fact
Robert L. Shafer, Director   )
James N. Whitson, Director   )

                     SELIGMAN MUNICIPAL FUND SERIES, INC.
                    Post-Effective Amendment No. 43 to the
                      Registration Statement on Form N-1A

                                 EXHIBIT INDEX

Form N-1A
Item No.         Description
---------        -----------
Item 23(b)       Amended and Restated By-Laws of Registrant.

Item 23(j)       Consent of Independent Registered Public Accounting Firm.

Item 23(j)(1)    Consent of Colorado Counsel.

Item 23(j)(2)    Consent of Georgia Counsel.

Item 23(j)(3)    Consent of Louisiana Counsel.

Item 23(j)(4)    Consent of Maryland Counsel.

Item 23(j)(5)    Opinion and Consent of Massachusetts Counsel.

Item 23(j)(6)    Consent of Michigan Counsel.

Item 23(j)(7)    Consent of Minnesota Counsel.

Item 23(j)(8)    Consent of Missouri Counsel.

Item 23(j)(9)    Consent of New York Counsel.

Item 23(j)(10)   Consent of Ohio Counsel.

Item 23(j)(11)   Opinion and Consent of Oregon Counsel.

Item 23(j)(12)   Consent of South Carolina Counsel.